                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

                             (AMENDMENT NO. 2)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] Confidential, for Use of the
[_] Preliminary Proxy Statement              Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                               SPRINT CORPORATION
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
   Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
   6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount previously paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

[LOGO] SPRINT

                                                          November 21, 1995

Dear Stockholder:

  On behalf of the Board of Directors and Management, I cordially invite you to attend a Special Meeting of Stockholders of Sprint Corporation to be held at 10:00 a.m., local time, on Friday, January 12, 1996, at the Sprint World Headquarters, 2330 Shawnee Mission Parkway, Westwood, Kansas.

  At this meeting, you will be asked to consider three proposals relating to an investment in Sprint by France Telecom (FT) and Deutsche Telekom AG (DT). PLEASE NOTE THAT UNLESS ALL THREE PROPOSALS ARE APPROVED BY STOCKHOLDERS, NONE WILL BE IMPLEMENTED. The Board of Directors, Management and I believe that this investment presents a unique opportunity to enhance stockholder value. Your vote on the enclosed proxy card is requested in support of the three proposals.

  The investment by FT and DT is intended to result in FT and DT owning voting securities representing approximately 20% of Sprint's outstanding voting shares. The type and amount of securities to be issued, the timing of such issuance and the amount to be paid for such securities are based on a number of factors, including the market price of Sprint Common Stock. The investment by FT and DT will be in an amount up to $4.2 billion, but the total amount paid by FT and DT could be decreased (in some circumstances, significantly) based upon such factors. The definitive financial terms of the investment are not likely to be set by the date of the Special Meeting. Consequently, it is important that you read the provisions relating to the investment terms described in the Proxy Statement carefully.

  Concurrently with the investment, Sprint, FT and DT would form a joint venture to provide seamless global telecommunications services to business, consumer and carrier markets worldwide. It is currently anticipated that Sprint would contribute initially to the joint venture assets with a value agreed in the Joint Venture Agreement to be approximately $600 million, subject to possible adjustment.

  The terms of the securities to be issued to FT and DT generally would entitle FT and DT to proportionate representation on the Sprint Board of Directors. FT and DT would also have disapproval rights with respect to certain Sprint transactions (for example, major acquisitions or divestitures) for a period of years. The Board of Directors believes these rights are commensurate with the size of FT's and DT's investment in Sprint, the premium being paid to acquire Sprint shares and FT's and DT's strategic relationship with Sprint.

  Details of the three proposals are set forth in the accompanying Proxy Statement. We urge you to read the entire Proxy Statement carefully. For the reasons set forth in the Proxy Statement, the Board of Directors recommends that stockholders vote for each of the three investment proposals. We believe the investment and the related joint venture will create value for the stockholders. In the opinion of Dillon, Read & Co. Inc., Sprint's financial advisor, the consideration to be paid in connection with the investment is fair, from a financial point of view, to Sprint and its stockholders.

  PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED
ENVELOPE.

  On behalf of Management and the Board of Directors, thank you for your cooperation and continued support.

                                          Sincerely,

                                          /s/ W. T. Esrey

                               SPRINT CORPORATION
                                 P.O. BOX 11315
                          KANSAS CITY, MISSOURI 64112

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON JANUARY 12, 1996

TO THE STOCKHOLDERS OF SPRINT CORPORATION:

  A special meeting (the "Special Meeting") of the stockholders of Sprint Corporation ("Sprint") will be held at the corporate headquarters of Sprint, 2330 Shawnee Mission Parkway, Westwood, Kansas, on Friday, January 12, 1996, at 10:00 a.m. (local time) to consider and vote upon three proposals (the "Investment Proposals") related to the Investment Agreement, dated as of July 31, 1995, among Sprint, France Telecom ("FT") and Deutsche Telekom AG ("DT"), as amended as of November 21, 1995 and as it may be further amended from time to time (the "Investment Agreement"). The three Investment Proposals are summarized as follows:

    1. To approve and adopt the Investment Agreement and the performance by Sprint of all transactions and acts on the part of Sprint contemplated under the Investment Agreement (Proposal No. 1), including, among other things:

      (i) the issuance to FT and DT (and/or to certain of their designated subsidiaries) of shares of Sprint's Class A Common Stock, par value $2.50 per share (the "Class A Common Stock"), which Class A Common Stock will be issued (x) when Sprint has either effected or abandoned a proposed spin-off of its cellular operations (the "Cellular Spin-Off"), the average closing market price of shares of Sprint's Common Stock, par value $2.50 per share (the "Sprint Common Stock"), has traded at or above a certain threshold as provided in the Investment Agreement, and certain other conditions to closing have been satisfied or waived, and/or (y) upon conversion of the Class A Preference Stock (as defined below);

      (ii) the issuance to FT and DT (and/or to certain of their designated subsidiaries) of shares of Sprint's Class A Preference Stock, par value $1.00 per share (the "Class A Preference Stock" and, together with the Class A Common Stock, the "Class A Stock"), if at the time the conditions to the initial and, if applicable, subsequent closings of the investment by FT and DT (and/or certain of their designated subsidiaries) are otherwise satisfied or waived either Sprint has not effected or abandoned the Cellular Spin-Off or the average closing market price of Sprint Common Stock has not traded at or above a certain threshold as provided in the Investment Agreement, which Class A Preference Stock will be convertible into Class A Common Stock in accordance with Sprint's Articles of Incorporation (the "Articles of Incorporation"), as amended by the Charter Amendments (as defined below) ; and

      (iii) the issuance of shares of Sprint Common Stock upon the conversion of shares of Class A Stock in accordance with the Articles of Incorporation as amended by the Charter Amendments (see "Investment Agreement and Related Investment Documents--Purchase and Sale of Class A Stock" in the accompanying Proxy Statement).

    2. To approve and adopt certain amendments to the Articles of Incorporation and to Sprint's Bylaws (the "Bylaws") (Proposal No. 2). The amendments to the Articles of Incorporation (the "Charter Amendments"), if adopted, will, among other things:

      (i) increase the number of authorized shares of capital stock of Sprint (see "Charter Amendments and Bylaw Amendments--Charter
    Amendments--Increase in Number of Authorized Shares" in the accompanying Proxy Statement);

      (ii) establish the terms of the Class A Stock, which terms will include class voting rights to disapprove certain specified transactions and matters and to elect a certain number of directors of Sprint (see "Investment Agreement and Related Investment Documents-- Terms of the Class A Stock" in the accompanying Proxy Statement);

      (iii) permit the redemption of shares of Sprint Common Stock and, in certain circumstances, Class A Stock to the extent necessary to allow Sprint to comply with Section 310 of the U.S. Communications Act of 1934, as amended (see "Charter Amendments and Bylaw Amendments--Charter Amendments--Possible Redemption of Shares of Sprint Common Stock and Class A Stock Held by Aliens" in the accompanying Proxy Statement);

      (iv) provide that if Sprint determines to effect certain types of transactions involving a change of control of Sprint, it will conduct such transactions in accordance with reasonable procedures to be determined by the Sprint Board of Directors, and permit FT and DT to participate in that process on a basis no less favorable than that granted any other participant (see "Investment Agreement and Related Investment Documents--Change of Control Provisions--Participation by FT and DT Upon Decision by the Sprint Board to Sell Sprint" in the accompanying Proxy Statement);

      (v) revise certain provisions relating to the removal of directors (see "Investment Agreement and Related Investment Documents--Terms of the Class A Stock--Board Representation" in the accompanying Proxy Statement); and

      (vi) revise the "greenmail" provisions in ARTICLE EIGHTH of the Articles of Incorporation to provide that the affirmative vote of Sprint stockholders which would otherwise be required by such provisions will not be required in connection with purchases, redemptions or other acquisitions by Sprint of capital stock of Sprint held by FT, DT, certain of their designated subsidiaries or certain other qualified holders of the Class A Stock pursuant to the Investment Agreement, the Stockholders' Agreement to be entered into pursuant to the Investment Agreement, and the Articles of Incorporation as amended by the Charter Amendments (see "Charter Amendments and Bylaw Amendments--Charter Amendments--"Greenmail' Provisions" in the accompanying Proxy Statement).

    The amendments to the Bylaws, if adopted, will, among other things,

      (i) accommodate the establishment of the Class A Stock and the directors elected by the holders of the Class A Stock;

      (ii) add a provision requiring a majority of the members of the Sprint Board of Directors to be "Independent Directors"; and

      (iii) add an advance notice provision requiring stockholder proposals to be delivered to the Corporate Secretary not less than fifty (50) days nor more than seventy-five (75) days prior to a meeting of stockholders in order to be eligible for presentation at such meeting.

    See "Charter Amendments and Bylaw Amendments--Amendments to Sprint Bylaws" in the accompanying Proxy Statement.

    3. To approve and adopt for purposes of Kansas Statutes Annotated Sections 17-1286 et seq. (the "Control Share Acquisitions Statute") the plan of FT, DT and certain of their subsidiaries to make a "control share acquisition" (within the meaning of the Control Share Acquisitions Statute) falling in the range of one-fifth or more, but less than one-third, of the voting power of Sprint, as contemplated or permitted by the Investment Agreement, the other agreements to be executed pursuant to the Investment Agreement and the Charter Amendments and as contemplated by the "acquiring person statement" (as defined in the Control Share Acquisitions Statute) delivered to Sprint (the "Control Share Acquisitions Plan") and, in accordance with Section 17-1294 of the Control Share Acquisitions Statute, to accord the shares acquired pursuant to the Control Share Acquisitions Plan the full voting rights that those shares would be entitled to exercise pursuant to the Articles of Incorporation, as amended by the Charter Amendments, notwithstanding the limitations imposed under the Control Share Acquisitions Statute (Proposal No. 3). See "Approval of Control Share Acquisitions Plan" in the accompanying Proxy Statement.

  THE APPROVAL AND ADOPTION OF EACH INVESTMENT PROPOSAL IS CONTINGENT ON THE APPROVAL AND ADOPTION OF ALL THREE INVESTMENT PROPOSALS. UNLESS ALL THREE INVESTMENT PROPOSALS ARE APPROVED AND ADOPTED BY THE STOCKHOLDERS AT THE SPECIAL MEETING, NONE WILL BE EFFECTED BY SPRINT.

  If the Investment Agreement is terminated (i) because the Sprint Board has withdrawn or adversely qualified its recommendation of the Investment Proposals after receiving an acquisition proposal or (ii) in certain other specified circumstances (including upon a change of control of Sprint) (see "Investment Agreement and Related Investment Documents--Termination of the Investment Agreement" in the accompanying Proxy Statement), Sprint is required under the Investment Agreement to reimburse each of FT and DT for its reasonable out-of-pocket expenses incurred relating to the transactions up to a maximum of $15 million for each of FT and DT.

  The Investment Agreement provides that the type and amount of Class A Stock to be issued to FT and DT (and/or certain of their designated subsidiaries), the timing of such issuance and the amount to be paid for such securities will be determined based on the market price of Sprint Common Stock and whether Sprint has consummated or abandoned the Cellular Spin-Off. Accordingly, the definitive financial terms of the investment are not likely to be set by the date of the Special Meeting. Sprint stockholders will not have an opportunity to vote again on the issuance of the Class A Stock by Sprint after such terms are set so long as there is no material change in the provisions used to establish such terms which are described in the accompanying Proxy Statement. Furthermore, under certain circumstances and within certain parameters described in the accompanying Proxy Statement, Sprint and/or FT and DT will have the discretion to determine the type and amount of Class A Stock to be issued and the price to be paid for such stock. If the Investment Proposals are adopted, Sprint does not intend to seek stockholder approval at the time of the exercise of any such discretion.

  Based on advice of Sprint's Kansas counsel, there is no clear authority under Kansas law as to whether a vote by Sprint stockholders in favor of the Investment Proposals would extinguish any claims they may have to challenge those proposals or would estop a particular stockholder who voted in favor of the Investment Proposals from challenging those proposals. It is possible, however, that a Kansas court might decide that stockholder approval of the Investment Proposals would extinguish certain claims under certain circumstances or that an affirmative vote thereon by a particular stockholder would prevent that stockholder from challenging the Investment Proposals.

  The close of business on November 13, 1995, has been designated as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Special Meeting will be maintained at Sprint's corporate headquarters at 2330 Shawnee Mission Parkway, Westwood, Kansas, for a period of 10 days prior to the Special Meeting.

                                          By order of the Board of Directors

                                                      Don A. Jensen
                                              Vice President and Secretary

Westwood, Kansas

November 21, 1995

                            YOUR VOTE IS IMPORTANT

   The affirmative vote of a majority of the outstanding shares of Sprint Common Stock and all classes of Sprint Preferred Stock entitled to general voting power ("Sprint Voting Stock") that are present at the Special Meeting, voting together as a single class, is necessary for the approval and adoption of Proposal No. 1. The affirmative vote of a majority of the outstanding shares of Sprint Voting Stock, voting together as a single class, and the affirmative vote of a majority of the outstanding shares of Sprint Common Stock, voting as a separate class, are necessary for the approval and adoption of Proposal No. 2. The vote necessary to approve and adopt Proposal No. 3 is the affirmative vote of (i) a majority of the outstanding shares of Sprint Voting Stock; and (ii) a majority of the outstanding shares of Sprint Voting Stock, excluding any shares of Sprint Voting Stock held by (x) FT, DT or any member of a group with FT and DT that makes or proposes to make a "control share acquisition" (as defined in the Control Share Acquisitions Statute), (y) officers of Sprint and (z) employees of Sprint who are also directors of Sprint. We consider the vote of each stockholder important, whatever the number of shares held. If you are unable to attend the Special Meeting in person, please sign, date and return your proxy in the enclosed envelope at your earliest convenience. The prompt return of your proxy will save expense to your company.


  THE BOARD OF DIRECTORS REQUESTS THE EXECUTION AND PROMPT RETURN OF THE ACCOMPANYING PROXY.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SUMMARY....................................................................   1
  The Special Meeting......................................................   1
  Investment Proposals.....................................................   2
    Description of Investment Proposals....................................   2
    Background of and Reasons for Investment Proposals.....................   3
    Recommendations of the Sprint Board....................................   4
    Opinion of Financial Advisor...........................................   4
    Use of Proceeds........................................................   4
    Source of Funds........................................................   5
    Certain Considerations.................................................   5
    Regulatory Approvals...................................................   6
  Investment Agreement and Related Investment Documents....................   6
    In General.............................................................   6
    Purchase and Sale of Class A Stock.....................................   6
      Background and General Description...................................   6
      Purchase of Class A Common Stock.....................................   8
      Purchase of Class A Preference Stock.................................  10
      Redemption of Class A Preference Stock...............................  12
      Optional Shares Closing..............................................  12
      Equity Purchase Rights...............................................  12
      Associated Rights....................................................  13
    Terms of the Class A Stock.............................................  13
      In General...........................................................  13
      Board Representation.................................................  13
      Disapproval Rights...................................................  13
      Conversion of Class A Common Stock; Termination of Fundamental
       Rights..............................................................  14
    Standstill Agreement...................................................  15
    Transfer Restrictions; Registration Rights.............................  15
    Change of Control Provisions...........................................  15
    Right of First Offer with Respect to Long Distance Assets..............  15
    Certain Covenants......................................................  16
    Conditions to the First Closing........................................  16
    Conditions to Article IV Closing.......................................  16
    Termination of the Investment Agreement................................  16
  Charter Amendments and Bylaw Amendments..................................  16
  Approval of Control Share Acquisitions Plan..............................  17
  The Joint Venture........................................................  18
    In General.............................................................  18
    Business of the Joint Venture..........................................  19
    Joint Venture Structure................................................  19
    Management and Control.................................................  19
    Effect of Change of Control; Transactions with Major Competitors.......  20
    Initial Contributions; Additional Capital Contributions................  20
    Other Activities of the Joint Venture Parties and the Joint Venture....  21
    Transfer of Venture Interests..........................................  21
    Termination of the Joint Venture.......................................  21
    Joint Venture Closing Conditions.......................................  21
    Intellectual Property and Trademark License Agreements.................  21
    Services Agreements....................................................  21
  Price Range of Sprint Common Stock.......................................  22
THE SPECIAL MEETING........................................................  23
  Proxy Solicitation; Purpose of the Special Meeting.......................  23
  Date, Time and Place; Record Date........................................  23

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

  Votes Required; Quorum; Absence of Dissenters' Rights....................  23
  Proxies; Revocability of Proxies.........................................  24
  Voting by Participants in Certain Plans..................................  25
INVESTMENT PROPOSALS.......................................................  25
  Description of Investment Proposals......................................  25
  Background of and Reasons for Investment Proposals.......................  26
  Recommendations of the Sprint Board......................................  28
  Opinion of Financial Advisor.............................................  30
    Discounted Cash Flow Analysis..........................................  31
    Comparable Public Company Analysis.....................................  31
    Premium to Market Analysis.............................................  32
  Other Considerations.....................................................  33
  Use of Proceeds..........................................................  34
  Pro Forma Supplemental Earnings Per Share Information....................  34
  Source of Funds..........................................................  35
  Certain Considerations...................................................  36
    Matters Relating to the Type, Amount and Price of Class A Stock........  36
    Antitakeover Impact....................................................  36
      Disapproval Rights...................................................  36
      Certain Changes of Control...........................................  36
        Effect on the Joint Venture........................................  36
        Effect on Potential Transactions by Sprint.........................  37
      Exclusionary Tender Offer............................................  37
      Right of First Offer with Respect to Long Distance Assets............  38
      Authorization of Additional Shares of Capital Stock..................  38
      Existing Provisions in the Articles of Incorporation and the Bylaws..  38
    Board Representation; Disapproval Rights...............................  38
    FCC Redemption Provision; Possible Redemption of Shares Held by Aliens.  39
    Major Competitors......................................................  40
    Limits on Sprint's Ability to Pursue Certain Opportunities.............  40
    Ownership of FT by the Republic of France and of DT by the Federal
     Republic of Germany; Effect of Privatization..........................  41
    Dilutive Effects.......................................................  41
    Interests of Certain Persons in the Transaction........................  42
  Regulatory Approvals.....................................................  43
    In General.............................................................  43
    United States Communications Act.......................................  44
    United States Antitrust Laws...........................................  45
    U.S. State Regulatory Approvals........................................  46
    Exon-Florio Amendment..................................................  46
    Defense Investigative Service..........................................  47
    European Union Competition Regulations.................................  47
    Other Regulatory Approvals Relating to Atlas...........................  48
    Regulatory Approvals in France and Germany.............................  48
CELLULAR SPIN-OFF..........................................................  49
  In General...............................................................  49
  Unaudited Pro Forma Consolidated Condensed Financial Statements..........  49
   Unaudited Pro Forma Consolidated Condensed Balance Sheet as of September
    30, 1995...............................................................  50
   Unaudited Pro Forma Consolidated Condensed Statement of Income for the
    Nine Months Ended September 30, 1995...................................  51
   Unaudited Pro Forma Consolidated Condensed Statement of Income for the
    Nine Months Ended September 30, 1994...................................  52
   Unaudited Pro Forma Consolidated Condensed Statement of Income for the
    Year Ended December 31, 1994...........................................  53
   Unaudited Pro Forma Consolidated Condensed Statement of Income for the
    Year Ended December 31, 1993...........................................  54

    Unaudited Pro Forma Consolidated Condensed Statement of Income for the
     Year Ended December 31, 1992..........................................  55
    Notes to Unaudited Pro Forma Consolidated Condensed Financial
     Statements............................................................  56
INVESTMENT AGREEMENT AND RELATED INVESTMENT DOCUMENTS
 (PROPOSAL NO. 1)..........................................................  58
  In General...............................................................  58
  Purchase and Sale of Class A Stock.......................................  58
    Background and General Description.....................................  58
    Purchase of Class A Common Stock at the First Closing..................  59
    Purchase of Class A Preference Stock at the First Closing..............  62
    Calculation of the Cellular Spin-Off Reduction Factor..................  63
    Purchase of Class A Preference Stock at an Additional Preference Stock
     Closing...............................................................  64
    Purchase of Class A Preference Stock at the Supplemental Preference
     Stock Closing.........................................................  65
    Purchase of Class A Common Stock at the Deferred Common Stock Closing..  65
    Conversion and Redemption..............................................  66
      Timing of Conversion.................................................  66
      Conversion Price.....................................................  66
      Fixing of Conversion Price at First Closing..........................  66
      Fixing of Conversion Price Following First Closing But Prior to
       Second Anniversary..................................................  66
      Fixing of Conversion Price at and Following Second Anniversary of
       First Closing.......................................................  67
      Re-Fixing of Conversion Price........................................  68
      Conversion Following Certain Events Under the Sprint Rights Plan.....  69
      Redemption...........................................................  69
    Purchase of Optional Shares............................................  69
    Adjustments with Respect to the Shares of Class A Stock to be
     Purchased.............................................................  70
    Effect of Conversion...................................................  70
    Assignment.............................................................  71
    Equity Purchase Rights.................................................  71
  Terms of the Class A Stock...............................................  71
    In General.............................................................  71
    Board Representation...................................................  71
    Disapproval Rights.....................................................  72
      Certain Business Transactions........................................  72
      Governing Documents, Etc.............................................  74
      Long Distance Assets.................................................  74
      Major Competitors....................................................  74
    Conversion of Class A Common Stock; Termination of Fundamental Rights..  74
      Conversion Following Reduction in Ownership..........................  75
      Conversion Following Breach of Certain Related Investment Documents..  75
      Conversion Following Failure to Purchase Class A Stock...............  76
      Conversion Following Breach of the Joint Venture Agreement...........  76
      Conversion Following Change of Control...............................  76
      Conversion Following Failure to Maintain Ownership Ratios............  76
      Conversion Following Transfers to Persons Other Than FT, DT, a
       Qualified Subsidiary or a Qualified Stock Purchaser.................  76
      Conversion Following Actions by Qualified Stock Purchasers...........  77
      Effect of Conversion of Class A Common Stock or Termination of
       Fundamental Rights..................................................  78
      Conversion in Connection With An Exclusionary Tender Offer...........  78
    Conversion of Sprint Common Stock into Class A Stock...................  78
  Terms of the Class A Common Stock........................................  78
    Dividends..............................................................  78
    Liquidation Rights.....................................................  78
    Voting Rights..........................................................  79

    Anti-Dilution Provisions...............................................  79
    Associated Rights......................................................  79
  Terms of the Class A Preference Stock....................................  79
    Dividends..............................................................  79
    Liquidation Rights.....................................................  80
    Voting Rights..........................................................  81
    Anti-Dilution Provisions...............................................  81
  Standstill Agreement.....................................................  81
    Acquisition Restrictions...............................................  81
    Standstill Covenants...................................................  82
    Quorum.................................................................  84
    Remedies for Breaches..................................................  84
  Transfer Restrictions....................................................  84
    Limitations on Transfer................................................  84
    Right of First Offer...................................................  85
    Right of First Refusal.................................................  85
    Closing of Right of First Offer or Refusal.............................  86
    Termination of Transfer Restrictions...................................  86
  Registration Rights......................................................  87
  Change of Control Provisions.............................................  89
    Definition of Change of Control........................................  89
    Participation by FT and DT Upon Decision by the Sprint Board to Sell
     Sprint................................................................  89
    Effect of Change of Control on the Joint Venture, Special Rights of FT
     and DT, Transfer Restrictions and Standstill Provisions...............  89
    Effect of Exclusionary Tender Offer....................................  89
  Equity Purchase Rights...................................................  90
    In General.............................................................  90
    Major Issuances........................................................  91
    Major Competitors......................................................  91
  Right of First Offer with Respect to Long Distance Assets................  91
  Certain Covenants in the Investment Agreement............................  93
    Conduct of Sprint's Business...........................................  93
    Access to Information..................................................  93
    No Solicitation........................................................  93
    Conduct of Cellular Business...........................................  94
    Application of Anti-Takeover Statutes..................................  95
  Conditions to the First Closing..........................................  95
  Conditions to Article IV Closing.........................................  96
  Termination of the Investment Agreement..................................  97
  "Fair Price" Provisions..................................................  98
  Sprint Rights Plan.......................................................  98
CHARTER AMENDMENTS AND BYLAW AMENDMENTS (PROPOSAL NO. 2)...................  99
  Charter Amendments.......................................................  99
    Increase in Number of Authorized Shares................................  99
      In General...........................................................  99
      Reasons for and Effects of the Increase of Authorized Capital Stock..  99
    Creation of Class A Stock.............................................. 100
    Possible Redemption of Shares of Sprint Common Stock and Class A Stock
     Held by Aliens........................................................ 100
      In General........................................................... 100
      Reasons for and Effects of the FCC Redemption Provision.............. 102
    "Greenmail" Provisions................................................. 102
    Removal of Directors................................................... 102

      In General........................................................... 102
      Removal of Ordinary Directors........................................ 102
      Removal of Class A Directors......................................... 102
    Provisions Relating to Amendment of the Bylaws......................... 103
  Amendments to Sprint Bylaws.............................................. 103
APPROVAL OF CONTROL SHARE ACQUISITIONS PLAN (PROPOSAL NO. 3)............... 105
THE JOINT VENTURE.......................................................... 107
  In General............................................................... 107
  Business of the Joint Venture............................................ 108
  Joint Venture Structure.................................................. 108
  Management and Control................................................... 108
    In General............................................................. 108
    The Global Venture Board............................................... 109
    The Global Venture Committee........................................... 109
    The Global Venture Office.............................................. 110
    Performance of Certain Functions....................................... 110
    Governing Boards of the Regional Operating Groups and the GBN Group.... 110
    Increased Control Over the Joint Venture by the Sprint Parties or the
     FT/DT Parties......................................................... 111
  Effect of Change of Control.............................................. 112
  Effect of Acquisition by a Major Competitor.............................. 112
    Acquisition of Interest in Sprint by a Major Competitor of FT/DT....... 112
    Sale of Assets by Atlas to a Major Competitor of Sprint................ 112
    Sale of Interests in FT or DT to Major Competitors of Sprint........... 113
  Business Plans........................................................... 113
  Global Backbone Network.................................................. 113
  Initial Contributions; Additional Capital Contributions.................. 113
  Other Activities of the Joint Venture Parties and the Joint Venture...... 115
    Noncompetition......................................................... 115
    Noncompetition Exceptions.............................................. 116
  Transfer of Venture Interests............................................ 116
  Dispute Resolution/Deadlock Procedures................................... 117
  Plan Actions and GBN Special Matters..................................... 117
  Termination of the Joint Venture......................................... 118
    Events of Termination.................................................. 118
    Rights of the Joint Venture Parties Upon Termination................... 119
      Termination Upon Funding Default, Non-Funding Default or Event of
       Bankruptcy.......................................................... 119
      Termination Upon Burdensome Condition, Impasse or Mutual Consent..... 119
      Transition Plan...................................................... 119
  Joint Venture Closing Conditions......................................... 119
  Intellectual Property and Trademark License Agreements .................. 121
    In General............................................................. 121
    Intellectual Property License Agreements............................... 121
    Trademark License Agreements........................................... 122
    Termination............................................................ 122
  Services Agreements...................................................... 122
    In General............................................................. 122
    Scope of Services...................................................... 122
    Pricing................................................................ 123
    Term and Termination................................................... 123
  Other Related Joint Venture Documents.................................... 123

INFORMATION CONCERNING SPRINT............................................... 124
  Beneficial Security Ownership............................................. 124
  Antitakeover Provisions Applicable to Sprint.............................. 124
    In General.............................................................. 124
    Sprint Preferred Stock.................................................. 125
    "Fair Price" Provisions................................................. 125
    "Greenmail" Provisions.................................................. 125
    Classified Board........................................................ 126
    Provisions Relating to Stockholder Meetings............................. 126
    Sprint Rights Plan...................................................... 127
    Business Combination Statute............................................ 127
    Control Share Acquisitions Statute...................................... 127
INFORMATION CONCERNING FT, DT AND ATLAS..................................... 128
  Information Concerning FT................................................. 128
  Information Concerning DT................................................. 128
  Information Concerning Atlas.............................................. 129
INDEPENDENT AUDITORS........................................................ 129
STOCKHOLDER PROPOSALS FOR 1996 ANNUAL MEETING OF SPRINT STOCKHOLDERS........ 129
METHOD AND COST OF PROXY SOLICITATION....................................... 129
INCORPORATION OF DOCUMENTS BY REFERENCE..................................... 129
GLOSSARY.................................................................... 131
INDEX OF DEFINED TERMS...................................................... 135
EXHIBITS
  A--Opinion of Financial Advisor
  B--Investment Agreement
  C--Standstill Agreement
  D--Composite Articles of Incorporation
  E--Composite Bylaws
  F--Acquiring Person Statement

                               SPRINT CORPORATION
                                 P.O. BOX 11315
                          KANSAS CITY, MISSOURI 64112

                               ----------------

                                PROXY STATEMENT

                        SPECIAL MEETING OF STOCKHOLDERS

                             JANUARY 12, 1996

                               ----------------

                                    SUMMARY

  The following summary (the "Summary") of the information in this proxy statement (the "Proxy Statement") is not intended to be complete and is qualified in its entirety by the more detailed information appearing elsewhere in this Proxy Statement and the Exhibits to this Proxy Statement or incorporated herein by reference. Cross references in the Summary are to the captions of sections of this Proxy Statement unless otherwise indicated. Stockholders are urged to read this Proxy Statement and the Exhibits to this Proxy Statement in their entirety.

THE SPECIAL MEETING

  This Proxy Statement is provided to the stockholders of Sprint Corporation, a Kansas corporation ("Sprint"), in connection with a special meeting of the Sprint stockholders and any adjournments or postponements thereof (the "Special Meeting"). The Board of Directors of Sprint (the "Sprint Board") is soliciting proxies hereby for use at the Special Meeting. See "The Special Meeting--Proxy Solicitation; Purpose of the Special Meeting" and "--Proxies; Revocability of Proxies."

  At the Special Meeting, Sprint stockholders eligible to vote will be asked to consider and vote upon the approval and adoption of the three investment proposals described in this Proxy Statement (the "Investment Proposals"). See "Investment Proposals--Description of Investment Proposals." The Special Meeting is scheduled to be held at 10:00 a.m., local time, on Friday, January 12, 1996, at Sprint's corporate headquarters, 2330 Shawnee Mission Parkway, Westwood, Kansas. The Sprint Board has fixed the close of business on November 13, 1995 as the record date for the determination of holders of Sprint capital stock entitled to notice of and to vote at the Special Meeting. See "The Special Meeting--Date, Time and Place; Record Date." This Proxy Statement and a form of proxy are first being mailed on or about November 29, 1995, to stockholders of record at the close of business on such record date.

  The affirmative vote of a majority of the outstanding shares of Sprint's Common Stock, par value $2.50 per share (the "Sprint Common Stock"), Sprint Preferred Stock-First Series, Convertible ("Sprint First Series"), Sprint Preferred Stock-Second Series, Convertible ("Sprint Second Series") and Sprint Preferred Stock-Fifth Series ("Sprint Fifth Series," and together with the Sprint Common Stock, the Sprint First Series and the Sprint Second Series, the "Sprint Voting Stock") that are present at the Special Meeting, voting together as a single class, is necessary for the approval and adoption of Proposal No.
1. The affirmative vote of a majority of the outstanding shares of Sprint Voting Stock, voting together as a single class, and the affirmative vote of a majority of the outstanding shares of Sprint Common Stock, voting as a separate class, are necessary for the approval and adoption of Proposal No. 2. The vote necessary to approve and adopt Proposal No. 3 is the affirmative vote of (i) a majority of the outstanding shares of Sprint Voting Stock; and (ii) a majority of the outstanding shares of Sprint Voting Stock, excluding any shares of Sprint Voting Stock held by (x) France Telecom ("FT"), Deutsche Telekom AG ("DT") or certain of their designated subsidiaries or any member of a group with FT, DT and such subsidiaries that makes or proposes to make a Control Share Acquisition (as defined in "--Approval of Control Share Acquisitions Plan"), (y) officers of Sprint and (z) employees of Sprint who are also directors of Sprint. Each share of Sprint Voting Stock is entitled to one vote. See "The Special Meeting--Votes Required; Quorum; Absence of Dissenters' Rights."

  Each of FT and DT has represented and warranted in the Investment Agreement, dated as of July 31, 1995, among Sprint, FT and DT, as amended as of November 21, 1995, and as it may be further amended from time to time (the "Investment Agreement"), that as of July 31, 1995, neither it nor any of its "affiliates" (as defined in the Investment Agreement) "beneficially owned" (as so defined) any shares of capital stock of Sprint. In addition, each of FT and DT has agreed in the Standstill Agreement, dated as of July 31, 1995, among Sprint, FT and DT (the "Standstill Agreement"), not to, and to cause its affiliates not to, acquire any Sprint voting securities prior to the earlier of the Investment Completion Date (as defined in "Investment Agreement and Related Investment Documents--Purchase and Sale of Class A Stock--Purchase of Optional Shares") or the Section 3(b)(v) Conversion Date (as defined in "Investment Agreement and Related Investment Documents--Standstill Agreement--Acquisition Restrictions") other than as a result of purchases from Sprint pursuant to the Investment Agreement. See "The Special Meeting--Votes Required; Quorum; Absence of Dissenters' Rights."

  Based on advice of Sprint's Kansas counsel, there is no clear authority under Kansas law as to whether a vote by Sprint stockholders in favor of the Investment Proposals would extinguish any claims they may have to challenge those proposals or would estop a particular stockholder who voted in favor of the Investment Proposals from challenging those proposals. It is possible, however, that a Kansas court might decide that stockholder approval of the Investment Proposals would extinguish certain claims under certain circumstances or that an affirmative vote thereon by a particular stockholder would prevent that stockholder from challenging the Investment Proposals.

  THE APPROVAL AND ADOPTION OF EACH INVESTMENT PROPOSAL IS CONTINGENT ON THE APPROVAL AND ADOPTION OF ALL THREE INVESTMENT PROPOSALS. UNLESS ALL THREE INVESTMENT PROPOSALS ARE APPROVED AND ADOPTED BY THE STOCKHOLDERS AT THE SPECIAL MEETING, NONE WILL BE EFFECTED BY SPRINT.

INVESTMENT PROPOSALS

  Description of Investment Proposals. The Investment Proposals relate to the transactions and acts contemplated to be performed on the part of Sprint pursuant to the Investment Agreement and consist of three interrelated proposals which are described in this Proxy Statement.

  The first proposal (Proposal No. 1) is the approval and adoption of the Investment Agreement and the performance by Sprint of all transactions and acts on the part of Sprint contemplated under the Investment Agreement, including, among other things, the issuance to FT and DT (and/or to certain of their designated subsidiaries) of shares of capital stock of Sprint representing up to approximately 20% of Sprint voting power. See "Investment Agreement and Related Investment Documents." The agreements executed or to be executed pursuant to the Investment Agreement (the "Related Investment Documents") include a Stockholders' Agreement among Sprint, FT and DT (the "Stockholders' Agreement"), the Standstill Agreement, a Registration Rights Agreement among Sprint, FT and DT (the "Registration Rights Agreement") and certain standstill agreements to be executed by subsidiaries of FT or DT and, in certain cases, other transferees of FT or DT which acquire shares of capital stock of Sprint.

  The second proposal (Proposal No. 2) is the approval and adoption of certain amendments (the "Charter Amendments") to Sprint's Articles of Incorporation (the "Articles of Incorporation") and certain amendments (the "Bylaw Amendments") to Sprint's Bylaws (the "Bylaws") which are described more fully in "Charter Amendments and Bylaw Amendments."

  The third proposal (Proposal No. 3) is the approval and adoption for purposes of Kansas Statutes Annotated Sections 17-1286 et seq. (the "Control Share Acquisitions Statute") of the plan of FT, DT and certain of their subsidiaries to make a "control share acquisition" within the meaning of the Control Share Acquisitions Statute, falling in the range of one-fifth or more, but less than one-third, of the voting power of Sprint, as contemplated or permitted by the Investment Agreement, the Related Investment Documents and the Charter Amendments and as contemplated by the "acquiring person statement" (as defined in the Control Share Acquisitions Statute) delivered to Sprint (the "Control Share Acquisitions Plan"), as more fully described in "Approval of Control Share Acquisitions Plan."

  The Investment Agreement provides that the type and amount of Class A Stock to be issued to FT and DT (and/or certain of their designated subsidiaries), the timing of such issuance and the amount to be paid for such securities will be determined based on the market price of Sprint Common Stock and whether Sprint has consummated or abandoned the proposed spin-off its cellular operations to the holders of Sprint Common Stock (the "Cellular Spin-Off"). Accordingly, the definitive financial terms of the investment are not likely to be set by the date of the Special Meeting. Sprint stockholders will not have an opportunity to vote again on the issuance of capital stock by Sprint pursuant to the Investment Agreement after such terms are set so long as there is no material change in the provisions used to establish such terms which are described in this Proxy Statement. Furthermore, under certain circumstances and within certain parameters described in this Proxy Statement, Sprint and/or FT and DT will have the discretion to determine the type and amount of capital stock to be issued and the price to be paid for such stock. If the Investment Proposals are adopted, Sprint does not intend to seek stockholder approval at the time of the exercise of any such discretion.

  The initial investment by FT and DT (and/or certain of their designated subsidiaries) will occur concurrently with the formation by Sprint, Sprint Global Venture, Inc., a wholly owned subsidiary of Sprint ("Sprint Sub"), Atlas S.A. (a company to be owned 50% by FT and 50% by DT ("Atlas")), FT and DT of a global alliance that will provide international data, voice and video services for multinational companies and business customers, international services for consumers, initially based on card services for travelers, and "carrier's carrier" services (the "Joint Venture"). The initial investment by FT and DT and the closing of the formation of the Joint Venture will be consummated as soon as practicable following the satisfaction or waiver of certain closing conditions, including receipt of all required governmental approvals (the date of the closing of the initial investment is referred to herein as the "Initial Issuance Date"). See "Investment Proposals--Description of Investment Proposals."

  Background of and Reasons for Investment Proposals. Sprint's management believes that a global alliance with strong international partners represents the best structure to take advantage of new opportunities as they arise and to compete more effectively, both in the United States and worldwide. Sprint has also been willing to consider a substantial equity investment in Sprint by prospective global telecommunications partners that otherwise satisfies Sprint's long term objectives. Sprint has considered such an investment because it believes that the increase in its available cash and access to capital that would result from such an investment would enhance its ability to make the expenditures necessary to take advantage of strategic opportunities.

  In late 1993, members of senior management of each of Sprint, FT and DT began discussing the possibility of a strategic alliance among Sprint, FT and DT. From time to time throughout the period from late 1993 to June 1994, members of senior management of Sprint, FT and DT continued discussing the possibility of various forms of strategic alliances. At a June 13, 1994 meeting of the Sprint Board, the Sprint Board authorized the officers to enter into a memorandum of understanding (the "Memorandum of Understanding") contemplating the transactions which ultimately were provided for in the Investment Agreement, the Related Investment Documents, the agreement relating to the formation of the Joint Venture (the "Joint Venture Agreement") and the documents to be executed pursuant to the Joint Venture Agreement (the "Related Joint Venture Documents"). On June 14, 1994, Sprint, FT and DT executed the Memorandum of Understanding.

  During the negotiation of definitive agreements, Sprint also pursued an unrelated transaction which culminated in the announcement on October 25, 1994 of a major strategic alliance and joint venture (the "Sprint Telecommunications Venture") with Tele-Communications, Inc., Comcast Corporation and Cox Communications, Inc., three of the largest cable television companies in the United States, for the purpose of entering the local and wireless telecommunications business on a national basis. Moreover, during the third and fourth quarters of 1994, one of Sprint's principal competitors, AT&T Corp., began an aggressive marketing campaign which, together with the generally competitive conditions in the long distance industry, resulted in lower growth in Sprint's long distance business in the last half of 1994 than had generally been anticipated. Subsequent to the announcement of the Sprint Telecommunications Venture and through the next few months, Sprint Common Stock traded at a lower level than it had following execution of the Memorandum of Understanding.

  As a result, principals of Sprint, FT and DT, together with their financial and legal advisors, negotiated various changes to the terms of the investment by FT and DT (and/or certain of their designated subsidiaries) in Sprint (the "Investment"). The principal change was the establishment of a "collar" mechanism by which the consideration to be paid in connection with the Investment will in most cases depend upon the average closing market price of Sprint Common Stock over a period prior to the Investment instead of fixed prices as originally contemplated by the Memorandum of Understanding.

  In addition, in early 1995, Sprint's management began consideration of the Cellular Spin-Off. FT and DT expressed the desire not to participate in the Cellular Spin-Off. Therefore, the principals of Sprint, FT and DT, together with their financial and legal advisors, negotiated additional provisions to the Investment Agreement and the Related Investment Documents to provide for an appropriate adjustment in the investment price to reflect the reduction of the market price of Sprint Common Stock in the case of the Cellular Spin-Off as well as mechanisms to handle any issues created by the timing of the Cellular Spin-Off as related to the timing of the Investment.

  On June 22, 1995, Sprint, FT and DT entered into the Joint Venture Agreement and certain related documents and entered into a Memorandum pursuant to which they approved drafts of the Investment Agreement and the Related Investment Documents, subject to certain revisions being made to such drafts to reflect the pricing principles the parties had reached. Thereafter, Sprint, FT and DT negotiated and prepared revisions to the drafts of the Investment Agreement and the Related Investment Documents as provided for in the Memorandum of June 22, 1995. Sprint, FT and DT originally executed the Investment Agreement and executed the Standstill Agreement as of July 31, 1995. Sprint, FT and DT entered into an amendment to the Investment Agreement as of November 21, 1995, extending to February 15, 1996 the date on which each of the parties can terminate the Investment Agreement if the Initial Issuance Date does not occur by such date. See "Investment Proposals--Background of and Reasons for Investment Proposals."

  Recommendations of the Sprint Board. THE SPRINT BOARD HAS REVIEWED AND CONSIDERED THE TERMS AND CONDITIONS OF THE INVESTMENT PROPOSALS AND HAS DETERMINED THAT THE INVESTMENT PROPOSALS ARE FAIR TO, AND ARE ADVISABLE AND IN THE BEST INTERESTS OF, SPRINT AND ITS STOCKHOLDERS. ACCORDINGLY, THE SPRINT BOARD HAS UNANIMOUSLY APPROVED THE INVESTMENT PROPOSALS AND RECOMMENDS THAT SPRINT STOCKHOLDERS VOTE "FOR" APPROVAL AND ADOPTION OF THE INVESTMENT PROPOSALS.

  In approving the Investment Proposals and in recommending that Sprint stockholders approve and adopt the Investment Proposals, the Sprint Board considered several factors, including the factors listed in "Investment Proposals--Recommendations of the Sprint Board."

  Opinion of Financial Advisor. Dillon, Read & Co. Inc. ("Dillon Read") has delivered to the Sprint Board its written opinion (confirming its oral opinion delivered to the Sprint Board on June 13, 1994) dated the date of this Proxy Statement to the effect that, as of the date of such written opinion, and based upon the assumptions made, matters considered and limits on the review undertaken, all of which are set forth in such opinion, the consideration to be paid in connection with the Investment is fair, from a financial point of view, to Sprint. The full text of the opinion of Dillon Read dated as of the date of this Proxy Statement is attached as Exhibit A to this Proxy Statement. Sprint stockholders are urged to read this opinion carefully and in its entirety. For additional information concerning the assumptions made, matters considered and limits on the review undertaken by Dillon Read in rendering its opinion and the fees received and to be received by it, see "Investment Proposals--Opinion of Financial Advisor."

  Use of Proceeds. Under the terms of the Investment Agreement, the proceeds (the "Proceeds") from the sale of Sprint's Class A Common Stock, par value $2.50 per share (the "Class A Common Stock"), and/or

Sprint's Class A Preference Stock, par value $1.00 per share (the "Class A Preference Stock," and together with the Class A Common Stock, the "Class A Stock"), pursuant to the Investment Agreement may be used for the repayment of indebtedness, funding Sprint's investment in the entities comprising the Joint Venture (the "JV Entities"), and other corporate purposes as determined by the Sprint Board. Sprint anticipates that a significant portion of the Proceeds will initially be used to repay debt consisting of commercial paper and bank loans. The balance of the Proceeds will be available to Sprint for general corporate purposes and to pursue strategic investments and acquisitions. Pending such use, the Proceeds may be invested in short-term securities. See "Investment Proposals--Use of Proceeds."

  Source of Funds. Each of FT and DT (and/or their respective designated subsidiaries) will require funds in an aggregate of up to $2.1 billion (depending on the market price of Sprint Common Stock and whether the Cellular Spin-Off is effected) to purchase shares of Class A Stock. FT has informed Sprint that it expects that such funds will be provided by cash on hand, borrowings or other sources, or a combination thereof. DT has informed Sprint that it expects that such funds will be provided by cash flow from current operations. The obligations of FT and DT under the Investment Agreement are not conditioned upon the ability of FT or DT to finance the Investment. See "Investment Proposals--Source of Funds."

  Certain Considerations. While the Sprint Board is of the opinion that the Investment Proposals are in the best interests of Sprint and its stockholders, Sprint stockholders should consider the following matters in evaluating the Investment Proposals: (i) the type and amount of the Class A Stock to be issued and the price to be paid for the Class A Stock are not likely to be established by the date of the Special Meeting and such factors could vary significantly depending on the circumstances, (ii) under certain circumstances and within certain parameters, Sprint and/or FT and DT will have the discretion to determine the type and amount of Class A Stock to be issued, (iii) if the price of Sprint Common Stock falls below a certain level for a specified period of time prior to the issuance of Class A Stock, Sprint could elect to cause the Class A Common Stock to be purchased or the Conversion Price (as defined in "Investment Agreement and Related Investment Documents--Purchase and Sale of Class A Stock--Conversion and Redemption") of the Class A Preference Stock to be set at a price substantially lower than the $47.225 target price (the "Target Price") and while such purchase price or Conversion Price would be at a premium to the average market price at the time set, there is no lower limit on the price at which the purchase price or Conversion Price could be set, (iv) if the price of Sprint Common Stock exceeds a certain threshold for a specified period of time prior to the issuance of the Class A Stock, the Class A Stock would be purchased at little or no premium over such average market price, and
(v) if the Cellular Spin-Off is consummated, the purchase price of the Class A Common Stock or the Conversion Price of the Class A Preference Stock will be reduced by a factor that is based on the price of the common stock of the spun-off entity ("Spinco"). See "Investment Agreement and Related Investment Documents--Purchase and Sale of Class A Stock."

  In addition, Sprint stockholders should consider the following effects: (i) certain anti-takeover effects on Sprint that would result from the transactions, including the ability of the holders ("the Class A Holders") of Class A Common Stock and/or Class A Preference Stock to disapprove certain business combinations, certain rights of FT, DT and the other Class A Holders resulting from a Change of Control (as defined in "Investment Agreement and Related Investment Documents--Change of Control Provisions--Definition of Change of Control") of Sprint, the ability of the Class A Holders to require Sprint in certain circumstances to purchase shares of Class A Stock in connection with certain tender offers, FT's and DT's right of first offer with respect to long distance assets of Sprint, and the authorization of additional shares of Sprint capital stock, (ii) the rights of the Class A Holders to elect representatives to the Sprint Board and to disapprove certain significant actions by Sprint and the possibility that the Class A Holders may have interests that diverge from or even conflict with those of Sprint, (iii) the redemption provisions included in the Charter Amendments, which would enable Sprint to redeem outstanding shares of Sprint Common Stock and, in certain circumstances, Class A Stock to the extent necessary to allow Sprint to comply with Section 310 of the U.S. Communications Act of 1934, as amended (the "Communications Act"), (iv) limits on the ability of Sprint to enter into certain types of transactions with certain competitors of FT, DT or the Joint Venture, (v) limits on Sprint's ability to pursue certain business opportunities with persons other than FT, DT or Atlas, and (vi) certain implications arising from FT currently being wholly owned by the Republic of France and from the shares of DT currently being wholly owned by the Federal Republic of Germany and the effect of any possible privatization of FT or DT. See "Investment Proposals--Certain Considerations."

  Regulatory Approvals. Each of Sprint, FT and DT generally is obligated to make all necessary filings in connection with the transactions under the Communications Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), applicable U.S. state telecommunications regulatory laws, and applicable European Union ("EU") competition laws and French and German laws and to use its reasonable efforts to obtain all required regulatory approvals. Sprint, FT and DT have also filed a voluntary notification under
Section 721 of the Defense Production Act of 1950, as amended, and Sprint has filed with the Defense Investigative Service necessary documents to demonstrate that foreign ownership, control or influence of Sprint will not result from the transactions contemplated by the Investment Agreement and the Related Investment Documents (the "Investment Transactions"). In addition, the formation by FT and DT of Atlas, which is a condition to the consummation of the Investment Transactions and the transactions contemplated by the Joint Venture Agreement and the Related Joint Venture Documents (the "Joint Venture Transactions," and together with the Investment Transactions, the "Transactions"), is subject to numerous regulatory approvals, including approvals under the laws of France, Germany, certain other European countries and the EU. Each of FT and DT has undertaken to make all necessary filings in connection with the formation of Atlas under applicable laws and generally is obligated to use its reasonable efforts to obtain all required regulatory approvals for the formation of Atlas. See "Investment Proposals--Regulatory Approvals."

  There can be no assurance that Sprint, FT and DT will obtain in a timely manner all necessary regulatory approvals or other regulatory actions that are required to form Atlas or consummate the Transactions. Furthermore, it is possible that any one or more of such regulatory approvals or other actions that have not already been received or taken may be denied or may be conditioned on material modifications being made to the Transactions or the receipt of undertakings from Sprint, FT or DT which a party is unwilling to accept. See "Investment Proposals--Regulatory Approvals."

INVESTMENT AGREEMENT AND RELATED INVESTMENT DOCUMENTS

  In General. The Sprint Board reserves its right, pursuant to the Investment Agreement, to (i) amend any provision of the Investment Agreement or any Related Investment Document in accordance with its terms (with the agreement of FT and DT) without Sprint stockholder approval before or after approval of the Investment Proposals by Sprint stockholders for any reason, including in order to obtain receipt of necessary regulatory approvals in a timely manner, and
(ii) terminate the Investment Agreement in accordance with its terms notwithstanding stockholder approval. However, Sprint will resolicit the approval of Sprint stockholders in the event of a material change in the matters submitted to the vote of the stockholders described in this Proxy Statement.

 Purchase and Sale of Class A Stock.

  Background and General Description. This section provides a brief overview of the provisions of the Investment Agreement and the Related Investment Documents with respect to the terms of the purchase by FT and DT (and/or certain of their designated subsidiaries) of Class A Stock from Sprint. Included as part of this Proxy Statement is a Glossary which briefly defines many of the significant terms relating to the purchase of the Class A Stock. Reference is also made to the more detailed description of these provisions immediately below and in "Investment Agreement and Related Investment Documents--Purchase and Sale of Class A Stock" and also to "Investment Proposals--Certain Considerations-- Matters Relating to the Type, Amount and Price of Class A Stock." Because the terms of the Investment will depend on whether Sprint effects the Cellular Spin-Off as described below, reference is also made to "Cellular Spin-Off" and to the unaudited pro forma consolidated condensed financial statements of Sprint giving effect to the Cellular Spin-Off which are contained under such section.

  The ultimate objective of the Investment Proposals is for FT and DT (and/or certain of their designated subsidiaries) to purchase Class A Common Stock representing in the aggregate approximately 20% of Sprint voting power after such purchase. The price of such stock, which could be as high as $48.704 per share

(resulting in proceeds to Sprint of approximately $4.2 billion), is designed to reflect a premium of between 25% to 35% over the market price of Sprint Common Stock at the time such price is fixed. However, such percentage premium would be lower if the market price of Sprint Common Stock exceeds $38.963 (or $38.963 adjusted to reflect the Cellular Spin-Off if it occurs) because the maximum price of the Investment is $48.704 per share (or $48.704 adjusted to reflect the Cellular Spin-Off if it occurs).

  The nature and size of the Investment may vary based on two significant factors: (i) the market price of Sprint Common Stock, and (ii) whether the Cellular Spin-Off is pending or has been consummated or abandoned.

  Rather than being an investment at a fixed price, the type, amount, timing and price of the securities being purchased will vary based upon a "collar" mechanism which takes into account the average market price of Sprint Common Stock. Specifically, the purchase price of the Class A Common Stock will depend on the average closing market price of Sprint Common Stock (the "First Closing Average Sprint Price") for the 20 trading day period ended 15 trading days before the closing of the initial investment (the "First Closing"). Moreover, if the First Closing Average Sprint Price is not at or above $34.982 (or, if the Cellular Spin-Off has been completed, $34.982 less an adjustment to reflect the Cellular Spin-Off), FT and DT would initially purchase Class A Preference Stock rather than Class A Common Stock. However, if the Cellular Spin-Off has either been completed or abandoned, Sprint could elect to cause FT and DT to purchase the full amount of Class A Common Stock at a price equal to 135% of the First Closing Average Sprint Price (the "First Closing Minimum Price"), and FT and DT could elect to cause Sprint to sell such stock at the Target Price (or, if the Cellular Spin-Off has occurred, at a lower price reflecting the reduction in the value of Sprint as a result of the Cellular Spin-Off).

  Because of the uncertainty regarding whether Sprint will effect the Cellular Spin-Off and the desire of FT and DT not to participate in the Cellular Spin-Off, the full investment in Class A Common Stock will also not be made while the Cellular Spin-Off is pending. Instead, FT and DT will make an interim investment in Class A Preference Stock. As a result, because they will not be common stockholders of Sprint at the time, FT and DT would not receive a distribution of any shares of Spinco in connection with the Cellular Spin-Off.

  The amount of Class A Preference Stock initially purchased would be $1.5 billion if the market price threshold has not been reached and between $2 billion and $3 billion, as determined by Sprint, if the market price threshold has been reached but the Cellular Spin-Off has not occurred. If FT and DT purchase only $1.5 billion at the First Closing and the market price threshold is subsequently reached prior to the Cellular Spin-Off, they would then be required to purchase an additional amount of Class A Preference Stock of between $0.5 and $1.5 billion, as determined by Sprint. Moreover, once both the market price threshold has been reached and the Cellular Spin-Off has occurred, the Class A Preference Stock would convert into Class A Common Stock and FT and DT would purchase the balance of the full investment in Class A Common Stock at that time. On the other hand, if the market price threshold is not reached within five years after the Initial Issuance Date and Sprint has otherwise not elected to fix the Conversion Price at a 35% premium to the then market price of Sprint Common Stock, FT and DT would not be required to purchase more securities beyond their initial $1.5 billion investment and Sprint would be required to redeem the Class A Preference Stock at its liquidation value. If Sprint fails to redeem such shares, FT and DT would be entitled to convert the Class A Preference Stock into Sprint Common Stock at a Conversion Price that represents a 35% premium to the then average market price of Sprint Common Stock.

  The purchase price of the Class A Common Stock or the Conversion Price of the Class A Preference Stock (which translates into the purchase price of the Class A Common Stock into which it is convertible) and market price thresholds will be adjusted if the Cellular Spin-Off occurs to take into account the reduction in the value of Sprint which results from the Cellular Spin-Off, and these factors to the extent not previously fixed will also be adjusted downward on the second anniversary of the Initial Issuance Date. These adjustments would result in a lower purchase price or Conversion Price, as well as lower market price thresholds. In addition, if Sprint were to undertake repurchases of Sprint Common Stock prior to the full investment, the number of shares to be purchased in connection with such full investment would be reduced so that FT and DT do not become the owners of more than 20% of Sprint's voting power. On the other hand, when Sprint issues additional shares of Sprint
Common Stock, it results in a reduction in the percentage ownership interest of FT and DT. However, FT and DT will be entitled to exercise certain rights to acquire shares of Class A Stock from Sprint, and also would be entitled to acquire shares of Sprint Common Stock in the open market or from third parties, so long generally as FT's and DT's aggregate beneficial ownership does not exceed 20%.

  Purchase of Class A Common Stock. If the Cellular Spin-Off is abandoned or consummated prior to the Initial Issuance Date and the First Closing Average Sprint Price is at or above $34.982 (if the Cellular Spin-Off has been abandoned) or at or above $34.982 less an adjustment factor (if the Cellular Spin-Off has been consummated), then FT and DT (and/or certain of their designated subsidiaries) will purchase from Sprint on the Initial Issuance Date an aggregate of 86,236,036 shares of Class A Common Stock, representing in the aggregate approximately 20% of the Sprint voting power after such purchase. Table A below describes the calculation of the purchase price per share for shares of Class A Common Stock at the Initial Issuance Date if the Cellular Spin-Off has been abandoned:

                                    TABLE A

 CALCULATION OF PURCHASE PRICE OF CLASS A COMMON STOCK IF CELLULAR SPIN-OFF IS
                    ABANDONED BEFORE INITIAL ISSUANCE DATE

          FIRST CLOSING AVERAGE          PURCHASE PRICE
              SPRINT PRICE                 PER SHARE
          ---------------------      ----------------------
      First Closing Average Sprint   Target Price ($47.225)
      Price at or above $34.982 and
      at or below $37.780
      (the "Sprint Price Range")
      First Closing Average Sprint   125% of First Closing
      Price above $37.780 and at or  Average Sprint Price
      below $38.963
      First Closing Average Sprint   $48.704(1)
      Price above $38.963

--------

(1) If the First Closing Average Sprint Price exceeds $38.963, the purchase price will represent a premium of less than 25% over the First Closing Average Sprint Price.

  The Target Price of $47.225 represents a premium of approximately 35% over the closing market price of Sprint Common Stock of $34 7/8 on June 22, 1995 (the date on which an agreement was reached with respect to the terms of the Investment), a premium of approximately 20.7% over the closing market price of $39 1/8 on November 21, 1995, and a premium of approximately 30.3% over the "Average Sprint Price" for the consecutive 20-day trading period ended fifteen trading days prior to November 21, 1995 ($36.256). The "Average Sprint Price" is the average closing market price of Sprint Common Stock for the relevant 20 consecutive day trading period.

  If the First Closing Average Sprint Price is below $34.982 and the Cellular Spin-Off has been abandoned, Class A Common Stock will not be issued on the Initial Issuance Date unless Sprint elects to issue Class A Common Stock at the First Closing Minimum Price or FT and DT elect to purchase Class A Common Stock at the Target Price. Instead, an interim investment of $1.5 billion in Class A Preference Stock will be made as described below.

  If the Cellular Spin-Off is abandoned, acquisitions or dispositions effected by the Cellular and Wireless Division of Sprint (the "Cellular and Wireless Division") will not result in any adjustments to the purchase price of the Class A Common Stock or to the market price thresholds. However, depending on the nature, size and timing of such transactions, the Class A Holders may have the right to disapprove such acquisitions or dispositions. See "Investment Agreement and Related Investment Documents--Terms of the Class A Stock-- Disapproval Rights."

  If the Cellular Spin-Off occurs, the purchase price will still be determined based on a "collar" mechanism, but certain adjustments will be made to the purchase price and the market price thresholds to reflect the reduction in the value of Sprint due to the Cellular Spin-Off. The base number used in making these adjustments (the "Cellular Spin-Off Reduction Factor") depends on the average closing price of common stock of Spinco for the twenty trading days following the Cellular Spin-Off, as adjusted to reflect the number of outstanding shares of Spinco common stock relative to the number of outstanding shares of Sprint Common Stock (the "Adjusted Cellular Price").

  In general, if the Adjusted Cellular Price is between $3.25 and $7.25, the Cellular Spin-Off Reduction Factor will be $5.25. If the Adjusted Cellular Price is lower than $3.25, the Cellular Spin-Off Reduction Factor will be below $5.25. Likewise, if such price is higher than $7.25, the Cellular Spin-Off Reduction Factor will be higher than $5.25. Table J under "Investment Agreement and Related Investment Documents--Purchase and Sale of Class A Stock-- Calculation of the Cellular Spin-Off Reduction Factor" provides more detail regarding the calculation of the Cellular Spin-Off Reduction Factor.

  The Cellular Spin-Off Reduction Factor and the ranges used to calculate such factor (including the $3.25 and $7.25 figures) will be adjusted to reflect (i) the level of indebtedness to be borne by Spinco to the extent it differs from the $2.955 per share level specified in the Investment Agreement, and (ii) the purchase and sale prices of any acquisitions and dispositions effected by the Cellular and Wireless Division. Once the Cellular Spin-Off Reduction Factor is determined, the relevant market threshold prices at the First Closing will be adjusted in accordance with Table B below:

                                  TABLE B

 ADJUSTMENT TO THRESHOLD PRICES AT FIRST CLOSING UPON CONSUMMATION OF CELLULAR
                                 SPIN-OFF


          THRESHOLD
           BEFORE                              THRESHOLD
      CELLULAR SPIN-OFF                 AFTER CELLULAR SPIN-OFF
      -----------------                 -----------------------
           $37.780      $37.780 less 104% of the Cellular Spin-Off Reduction
                        Factor (the "New Upper Threshold Sprint Price")
           $34.982      $34.982 less 96.30% of the Cellular Spin-Off Reduction
                        Factor (the "New Lower Threshold Sprint Price")

  Table C below describes the calculation of the purchase price per share for shares of Class A Common Stock if the Cellular Spin-Off has been consummated prior to the Initial Issuance Date and the First Closing Average Sprint Price is at or above the New Lower Threshold Sprint Price:

                                  TABLE C

 CALCULATION OF PURCHASE PRICE OF CLASS A COMMON STOCK IF CELLULAR SPIN-OFF IS
                 CONSUMMATED BEFORE INITIAL ISSUANCE DATE

           FIRST CLOSING AVERAGE                          PURCHASE PRICE
               SPRINT PRICE                                  PER SHARE
           ---------------------                          --------------
First Closing Average Sprint Price at or    $47.225 less 130% of Cellular Spin-Off
above the                                   Reduction Factor (the "New Target Price")
New Lower Threshold Sprint Price and at or
below the New Upper Threshold Sprint Price
First Closing Average Sprint Price above    Lesser of (x) 125% of First Closing Average
the New                                     Sprint Price, and (y) $48.704 less 125% of
Upper Threshold Sprint Price                the Cellular Spin-Off Reduction Factor

  Following the adjustments made to reflect the Cellular Spin-Off, the New Target Price will continue to bear a 35% and 25% premium to the New Lower Threshold Sprint Price and the New Upper Threshold Sprint Price, respectively. For a detailed example of the calculation of the purchase price of Class A Common Stock if the Cellular Spin-Off is consummated prior to the Initial Issuance Date, see "'Investment Agreement and Related Investment Documents-- Purchase and Sale of Class A Stock--Purchase of Class A Common Stock at the First Closing." The adjustments to the purchase price, Conversion Price and market threshold prices resulting from a Cellular Spin-Off after the First Closing will be similar to the adjustments described above, but will differ in certain respects.

  If the First Closing Average Sprint Price is below the New Lower Threshold Sprint Price and the Cellular Spin-Off has been consummated, Class A Common Stock will not be issued on the Initial Issuance Date unless Sprint elects to issue Class A Common Stock at the First Closing Minimum Price or FT and DT elect to purchase Class A Common Stock at the New Target Price.

  Purchase of Class A Preference Stock. The closing of the purchase of the Class A Common Stock will be deferred and an interim investment by FT and DT (and/or certain of their designated subsidiaries) in Class A Preference Stock will be made on the Initial Issuance Date if (i) the First Closing Average Sprint Price is not at or above $34.982 (or the New Lower Threshold Sprint Price if the Cellular Spin-Off has occurred) and no election has been made by Sprint or FT and DT to issue or purchase Class A Common Stock in the manner described in the second paragraph following Table A or the second paragraph following Table C, as the case may be, or (ii) the Cellular Spin-Off is pending. Table D below illustrates these provisions and indicates the aggregate purchase price of the shares that would be purchased, depending on whether the Cellular Spin-Off is pending and whether the market price threshold has been reached:

                                  TABLE D

             PURCHASE OF CLASS A PREFERENCE STOCK AT FIRST CLOSING

            STATUS                       AMOUNT PURCHASED
            ------                       ----------------
       Cellular Spin-Off abandoned       $1.5 billion of Class A
       and First Closing Average         Preference Stock
       Sprint Price below $34.982
       Cellular Spin-Off consummated     $1.5 billion of Class A
       and First Closing Average         Preference Stock
       Sprint Price below the New Lower
       Threshold Sprint Price
       Cellular Spin-Off pending         $2-3 billion of Class A
       and First Closing Average         Preference Stock, to be
       Sprint Price at or above $34.982  determined by Sprint
       Cellular Spin-Off pending         $1.5 billion of Class A
       and First Closing Average         Preference Stock
       Sprint Price below $34.982

  Notwithstanding the foregoing, if the First Closing Average Sprint Price is below $34.982 and the Cellular Spin-Off is pending, Sprint may elect (but is not obligated) to fix the Conversion Price at the First Closing Minimum Price and sell shares of Class A Preference Stock with a purchase price of between $2 billion and $3 billion, as determined by Sprint. In addition, in such circumstances, FT and DT may elect (but are not obligated) to fix the Conversion Price at the Target Price and purchase shares of Class A Preference Stock with a purchase price of between $2 billion and $3 billion, as determined by Sprint. See "Investment Agreement and Related Investment Documents--Purchase and Sale of Class A Stock."

  If FT and DT purchase only $1.5 billion of Class A Preference Stock at the First Closing because the First Closing Average Sprint Price is below the specified market price threshold, FT and DT will purchase additional shares of Class A Preference Stock at one or more subsequent closings (each, an "Additional Preference Stock Closing") if thereafter the Conversion Price is fixed as described below and the Cellular Spin-Off has not been consummated or abandoned. Such purchases would be in an amount in the aggregate between $0.5 billion and $1.5 billion (as determined by Sprint). See "Investment Agreement-- Purchase and Sale of Class A Stock--Purchase of Class A Stock at an Additional Preference Stock Closing."


  Shares of Class A Preference Stock will be convertible into shares of Class A Common Stock in accordance with the Articles of Incorporation as amended by the Charter Amendments. These conversion principles are described in "Investment Agreement and Related Investment Documents--Purchase and Sale of Class A Stock--Conversion and Redemption." The formulae for determining the Conversion Price will provide a 25% to 35% premium over the Average Sprint Price if such Conversion Price is fixed at a time when the Average Sprint Price is at or above $34.982 and at or below $38.963 (or, if the Cellular Spin-Off has occurred, between such thresholds as adjusted to reflect the Cellular Spin-
Off). Such premium could be lower than 25% if the Conversion Price is fixed at a time when the Average Sprint Price is above $38.963 (or, if the Cellular Spin-Off has occurred, $38.963 as adjusted to reflect the Cellular Spin-Off).

  If the First Closing Average Sprint Price is at or above $34.982 or if Sprint or FT and DT have made an election to fix the Conversion Price, the Conversion Price will be fixed at the First Closing in accordance with Table E below:

                                  TABLE E

             FIXING OF CONVERSION PRICE AT FIRST CLOSING
       FIRST CLOSING AVERAGE
         SPRINT PRICE          CONVERSION PRICE
       ---------------------   ----------------
     First Closing Average     FT and DT may elect to fix
     Sprint Price below        Conversion Price at the Target
     $34.982                   Price ($47.225); Sprint may elect
                               to fix Conversion Price at the
                               First Closing Minimum Price
     First Closing Average     Target Price ($47.225)
     Sprint Price at or above
     $34.982 and at or below
     $37.780
     First Closing Average     125% of First Closing Average
     Sprint Price above        Sprint Price
     $37.780 and at or below
     $38.963
     First Closing Average     $48.704
     Sprint Price
     above $38.963

  If the Conversion Price is not fixed at the First Closing, it will become fixed at the Target Price once the Average Sprint Price reaches $34.982, as long as the Average Sprint Price reaches $34.982 prior to the second anniversary of the Initial Issuance Date. If the Conversion Price has not been fixed prior to the second anniversary of the Initial Issuance Date, the Conversion Price and the $34.982 threshold will be reduced. In addition, Sprint has the right to fix the Conversion Price at 135% of the Average Sprint Price over a twenty-day period prior to such election by Sprint (the "Minimum Price"), and FT and DT have the right to fix the Conversion Price at the Target Price (less any adjustment resulting either on the second anniversary or from the Cellular Spin-Off) at any time prior to the fifth anniversary of the Initial Issuance Date if the Average Sprint Price has not reached $34.982 (less any adjustment resulting either on the second anniversary or from the Cellular Spin-Off).

  If the Conversion Price has been fixed prior to the Cellular Spin-Off, once the Cellular Spin-Off occurs, the Conversion Price will be re-fixed to reflect the effect of the Cellular Spin-Off, and the Class A Preference Stock will convert into Class A Common Stock. Upon such conversion, FT and DT (and/or certain of their designated subsidiaries) would purchase at a "Deferred Common Stock Closing" the balance of the 86,236,036 shares of Class A Common Stock at the Conversion Price so fixed unless FT and DT elect to defer conversion of the Class A Preference Stock because the Conversion Price is in excess of 135% of the Average Sprint Price for the relevant 20 trading day period. If FT and DT elect to defer conversion they will be required to purchase additional shares of Class A Preference Stock at a "Supplemental Preference Stock Closing" in an aggregate amount equal to the amount of Class A Common Stock that would have been purchased had the conversion not been deferred. See "Investment Agreement and Related Investment Documents--Purchase and Sale of Class A Stock--Purchase of Class A Preference Stock at the Supplemental Preference Stock Closing."

  Redemption of Class A Preference Stock. Unless conversion is deferred by FT and DT as described above, if shares of Class A Preference Stock remain outstanding after the 60th day following the fifth anniversary of the Initial Issuance Date, each outstanding share of Class A Preference Stock must be redeemed by Sprint for cash within five business days after such date. However, if Sprint fails to comply with its obligation to redeem such shares within five business days after the 60th day following such fifth anniversary, the Class A Preference Stock will be convertible at any time after the tenth business day after such 60th day at the election of the Class A Holders at a Conversion Price equal to 135% of the Average Sprint Price for the 20 trading days ended on the trading day that is five trading days prior to such conversion.

  Optional Shares Closing. Following the Investment Completion Date, FT and DT (and/or certain of their designated subsidiaries) will have the right to purchase additional shares of Class A Stock at an optional shares closing, based on the number of shares of Sprint Common Stock and other voting securities issued by Sprint after June 14, 1994 and on or prior to the Investment Completion Date. See "Investment Agreement and Related Investment Documents--Purchase and Sale of Class A Stock--Purchase of Optional Shares."

  Equity Purchase Rights. Under the Stockholders' Agreement, following the Investment Completion Date and for so long as the Committed Percentage (as defined in "Investment Proposals--Certain Considerations--Board Representation; Disapproval Rights") of the Class A Holders is not less than 10% for more than a specified period and unless such right is otherwise terminated, when Sprint issues additional shares of Sprint Common Stock or other voting securities each of the Class A Holders will have the right, subject to certain restrictions, to maintain its proportionate ownership of Sprint voting power (based on its Committed Percentage) by purchasing additional shares of Class A Stock from Sprint. The purchase price for such shares will depend on the nature of the issuance which gives rise to such purchase right. As a general rule, the purchase price will be based on the weighted average price paid by third parties in connection with the issuance of shares which gives rise to such right. However, shares purchased by Class A Holders as a result of the issuance by Sprint of Sprint Common Stock in respect of options, warrants or other rights or in respect of convertible securities in existence before the Investment Completion Date generally will have a purchase price based on the weighted average price previously paid by FT and DT for the purchase of shares from Sprint. Shares purchased as a result of the issuance by Sprint of voting securities other than Sprint Common Stock or as a result of shares issued pursuant to employee benefit plans (other than as described in the preceding sentence) generally will have a purchase price based on the market price of Sprint Common Stock. See "Investment Agreement and Related Investment Documents--Equity Purchase Rights."

  If the Committed Percentage of the Class A Holders is diluted to less than 10% of the outstanding Sprint voting power as a result of a transaction resulting in the issuance of 30% or more of Sprint voting power (a "Major Issuance"), the Class A Holders will be entitled to (i) exercise certain proportional equity purchase rights to purchase shares from Sprint to increase their ownership of the outstanding Sprint voting power or (ii) increase their ownership over a period of time to 10% of the outstanding Sprint voting power through open market purchases or purchases from third parties. See "Investment Agreement and Related Investment Documents--Equity Purchase Rights--Major Issuances."

  During the ten-year period following the Initial Issuance Date, if Sprint consummates a Strategic Merger (as defined in "Investment Agreement and Related Investment Documents--Change of Control Provisions--Definition of Change of Control") as a result of which a Major Competitor of FT/DT (as defined in

"Investment Agreement and Related Investment Documents--Terms of the Class A Stock--Disapproval Rights--Major Competitors") holds 20% or more of the outstanding Sprint voting power, (i) the Class A Holders will have certain equity purchase rights to match the ownership level of such Major Competitor,
(ii) the Class A Holders will have certain types of rights equal to the rights granted by Sprint to such Major Competitor, regardless of whether the Class A Holders exercise their right to increase their ownership, and (iii) if such Major Competitor has been granted rights by Sprint equivalent or superior to the Minority Rights (as defined in "Investment Proposals--Certain Considerations--Major Competitors"), FT, DT, Atlas or any qualifying subsidiary of FT, DT or Atlas which owns interests in the JV Entities (collectively, the "FT/DT Parties") will obtain rights which will give them greater control over the JV Entities until the fifth anniversary of such transaction. See "Investment Agreement and Related Investment Documents--Equity Purchase Rights--Major Competitors."

  Associated Rights. Each share of Class A Common Stock will have attached one-half of a right issued pursuant to the rights plan of Sprint (the "Sprint Rights Plan"). Each right, which will detach from the shares of Class A Common Stock and become exercisable only upon the occurrence of certain takeover events, entitles holders to buy units consisting of one-hundredth of a newly issued share of Sprint Preferred Stock--Fourth Series ("Sprint Fourth Series") at a price of $235 per unit or, in certain circumstances, Sprint Common Stock or common stock of the acquiring company. See "Information Concerning Sprint-- Antitakover Provisions Applicable to Sprint--Sprint Rights Plan."

 Terms of the Class A Stock.

  In General. The terms of the Class A Common Stock generally will be equivalent on a per share basis to the terms of the Sprint Common Stock except for the special voting and other rights of the Class A Common Stock discussed below. The terms of the Class A Preference Stock generally will be identical to the terms of the Class A Common Stock with respect to rights to representation on the Sprint Board and disapproval rights, but will differ from the Class A Common Stock in other respects, such as the right to receive dividends, liquidation rights, voting rights and protection from dilution. See "Investment Agreement and Related Investment Documents--Terms of the Class A Stock."

  Board Representation. Beginning on the Initial Issuance Date, the Class A Holders, as a general rule, will be entitled to representation on the Sprint Board equal to the percent of the Sprint voting power owned by the Class A Holders, rounded up or down to the nearer whole number of directors, and will be entitled to elect a minimum of two directors generally so long as the Committed Percentage of the Class A Holders is at least 10% or, during certain grace periods, if the Committed Percentage is below 10%. In addition, the Class A Holders will be entitled to elect a minimum of two directors until the Investment Completion Date, so long as $1.5 billion of Class A Preference Stock is outstanding. The Class A Holders, collectively, will be entitled to one representative on each committee of the Sprint Board, subject to certain limited exceptions. See "Investment Agreement and Related Investment Documents--Terms of the Class A Stock--Board Representation." The foregoing rights are subject to termination in certain circumstances as discussed in this Proxy Statement. See "Investment Agreement and Related Investment Documents-- Terms of the Class A Stock--Conversion of Class A Common Stock; Termination of Fundamental Rights."

  Disapproval Rights. For a period of two years after the Initial Issuance Date, Sprint may not undertake any of the following transactions if such transactions are disapproved by the Class A Holders (through action by the holders of a majority of the shares of Class A Stock):

    (i) subject to certain exceptions (see "Investment Agreement and Related Investment Documents--Terms of the Class A Stock--Disapproval Rights-- Certain Business Transactions"), transactions resulting in divestitures of assets with a fair market value in excess of 20% of Sprint's market capitalization;

    (ii) subject to certain exceptions (see "Investment Agreement and Related Investment Documents--Terms of the Class A Stock--Disapproval Rights-- Certain Business Transactions"), transactions resulting in the acquisition for cash or debt securities having a maturity of less than one year of (x) Core Businesses (as defined in "Investment Agreement and Related Investment Documents--Terms of the Class A Stock-- Disapproval Rights") the cost of which exceeds 20% of Sprint's market capitalization, or (y) businesses other than Core Businesses, the cost of which exceeds 5% of Sprint's market capitalization;

    (iii) the issuance by Sprint of any securities with class voting rights and disapproval rights as extensive as or more extensive than the rights granted to the Class A Holders;

    (iv) the declaration of extraordinary cash dividends or cash distributions to stockholders during any one year in excess of 5% of Sprint's market capitalization (if the Investment Completion Date has not occurred by the end of such two-year period, the Class A Holders will continue to have the right to disapprove such dividends or distributions until the Investment Completion Date);

    (v) any merger or other business combination in which Sprint is not the surviving parent corporation; and

    (vi) any Major Issuance.

  If Sprint takes any of the actions described in clauses (i), (ii), (iii),
(iv) or (vi) above following the second anniversary, but prior to the fifth anniversary, of the Initial Issuance Date despite the disapproval of such action by FT and DT, the transfer restrictions described in "Investment Agreement and Related Investment Documents--Transfer Restrictions" (except for restrictions on transfers to large holders) will terminate, unless in the case of a Major Issuance the Class A Holders have exercised their equity purchase rights in respect of such Major Issuance.

  In addition, as long as any shares of Class A Stock are outstanding, the Class A Holders are entitled to disapprove certain changes to the governing documents of Sprint and certain fundamental business transactions proposed to be effected by Sprint, including (i) any merger or other business combination involving Sprint that results in a Change of Control, unless the surviving corporation expressly assumes Sprint's obligations to the Class A Holders with respect to the assets of Sprint related to its long distance business ("Long Distance Assets") and the provisions of the Registration Rights Agreement and agrees to be bound by the rights of FT, DT and their affiliates to control the Joint Venture following certain occurrences, and (ii) any merger or other business combination involving Sprint that does not result in a Change of Control, unless Sprint survives as the parent entity, or the surviving corporation expressly assumes Sprint's obligations in respect of the rights of the Class A Holders. See "Investment Agreement and Related Investment Documents--Terms of the Class A Stock--Disapproval Rights--Governing Documents, Etc."

  Until the earliest of (i) the fifth anniversary of the Initial Issuance Date,
(ii) the date on which the ownership by FT and DT of the Long Distance Assets is no longer prohibited by Section 310 of the Communications Act, (iii) the date on which the FT/DT Parties elect to accept Sprint's offer to sell all of the equity interests in the JV Entities ("Venture Interests") of Sprint and its affiliates following a Change of Control, and (iv) the date on which Sprint, Sprint Sub and any qualifying subsidiary of Sprint (the "Sprint Parties") exercise their right to sell all of their Venture Interests to the FT/DT Parties following a Change of Control (such period, the "Initial Period"), the sale of a Cumulative (as defined in "Investment Agreement and Related Investment Documents--Terms of the Class A Stock--Disapproval Rights--Long Distance Assets") amount of 5% or more of the fair market value of Long Distance Assets may not be consummated by Sprint if it is disapproved by the Class A Holders. See "Investment Agreement and Related Investment Documents-- Terms of the Class A Stock--Disapproval Rights--Long Distance Assets." In addition, during the ten-year period following the Initial Issuance Date, any action taken or transaction entered into by Sprint that would result in, or is taken for the purpose of encouraging or facilitating, certain competitors of FT, DT or the Joint Venture owning 10% or more of the outstanding Sprint voting power may not be undertaken if it is disapproved by the Class A Holders, unless such transaction is a Strategic Merger.

  Conversion of Class A Common Stock; Termination of Fundamental Rights. Under certain circumstances and subject to certain exceptions, shares of Class A Common Stock will automatically convert into shares of

Sprint Common Stock or, if any shares of Class A Preference Stock are outstanding, the rights of the holders of the Class A Preference Stock to elect directors and exercise disapproval rights and the right of FT and DT to participate in a proposed Change of Control (the "Fundamental Rights") associated with such Class A Preference Stock will terminate. These circumstances include (i) reduction in the Committed Percentage of the Class A Holders below certain specified levels and, in certain circumstances, for certain periods of time, (ii) breach of certain provisions of the Investment Agreement or certain of the Related Investment Documents by the Class A Holders, (iii) breach of certain provisions of the Joint Venture Agreement by any of the FT/DT Parties, (iv) occurrence of a Change of Control, (v) failure of FT and DT to maintain certain ratios with respect to their ownership of Class A Stock, and (vi) unauthorized transfers of Class A Stock. See "Investment Agreement and Related Investment Documents--Terms of the Class A Stock--Conversion of Class A Common Stock; Termination of Fundamental Rights."

  Standstill Agreement. As a condition to entering into the Investment Agreement, FT, DT and Sprint have entered into the Standstill Agreement, which imposes restrictions on the ability of FT and DT and their respective "affiliates" and "associates" (as defined in the Standstill Agreement) to acquire additional Sprint voting power that would result in FT, DT and their respective affiliates and associates beneficially owning more than 20% of Sprint's voting power prior to the fifteenth anniversary of the date of the Standstill Agreement and more than 30% of Sprint's voting power thereafter, subject to certain limited exceptions. In addition, the Standstill Agreement imposes restrictions on the ability of FT, DT and their respective affiliates and associates to initiate or participate in proposals with respect to the control of Sprint. See "Investment Agreement and Related Investment Documents-- Standstill Agreement."

  Transfer Restrictions; Registration Rights. The Stockholders' Agreement will contain certain restrictions on the right of the Class A Holders to transfer equity securities of Sprint. See "Investment Agreement and Related Investment Documents--Transfer Restrictions." Sprint and each Class A Holder also will be parties to the Registration Rights Agreement, which will provide the Class A Holders with certain registration rights in certain circumstances. See "Investment Agreement and Related Investment Documents--Registration Rights."


  Change of Control Provisions. If Sprint determines to effect an Acquisition Proposal (as defined in "Investment Proposals--Certain Considerations--Effect on Potential Transactions by Sprint"), FT and DT will have the right to participate in that process on a basis no less favorable than that granted any other participant. See "Investment Agreement and Related Investment Documents-- Change of Control Provisions--Participation by FT and DT Upon Decision by the Sprint Board to Sell Sprint." In addition, if a third party makes a tender offer for not less than 35% of the Sprint voting power and the terms of such tender offer do not permit the Class A Holders to sell an equal or greater percentage of their shares as the other stockholders of Sprint are collectively permitted to sell, then upon the purchase by such third party in the tender offer of 35% or more of the Sprint voting power, the Class A Holders may require Sprint to purchase at the tender offer price the capital stock that such holders were unable to tender on the same basis as the other stockholders, unless such holders are entitled to receive publicly traded securities or cash in a business combination transaction required to be effected within 90 days after the close of the tender offer. See "Investment Agreement and Related Investment Documents--Change of Control Provisions--Effect of Exclusionary Tender Offer."

  Moreover, in the case of a Change of Control, the FT/DT Parties will obtain rights which will give them greater control over the Joint Venture. See "The Joint Venture--Effect of Change of Control." Finally, in the case of an Acquisition Proposal, the Class A Holders generally will have the right to sell their shares of Class A Stock in such transaction free of any transfer restriction (except for transfers to large holders), and if the Sprint Board determines to effect such a proposal, the standstill provisions will terminate. See "Investment Agreement and Related Investment Documents--Change of Control Provisions--Effect of Change of Control on the Joint Venture, Special Rights of FT and DT, Transfer Restrictions and Standstill Provisions."

  Right of First Offer with Respect to Long Distance Assets. Under the Stockholders' Agreement, following the Initial Period and prior to the tenth anniversary of the Initial Issuance Date, if a disposition of Long

Distance Assets by Sprint would result in the disposition of a Cumulative amount of 30% or more of the fair market value of Long Distance Assets since the date of the Investment Agreement, the Class A Holders will have a right of first offer with respect to the assets of which Sprint proposes to dispose, unless such right of first offer has been otherwise terminated. See "Investment Agreement and Related Investment Documents-- Right of First Offer with Respect to Long Distance Assets."

  Certain Covenants. Under the Investment Agreement, Sprint has generally agreed that from the date of the Investment Agreement until the Initial Issuance Date (the "Pre-Closing Period") it will conduct its business in a manner which is not materially inconsistent with the scope and nature of its business on the date of the Investment Agreement and as described in this Proxy Statement, and Sprint has agreed to certain other covenants (including covenants relating to the conduct of its cellular operations) as described in "Investment Agreement and Related Investment Documents--Certain Covenants in the Investment Agreement."

  Conditions to the First Closing. The obligations of each of Sprint, FT and DT to consummate the Investment Transactions to be consummated on the Initial Issuance Date are subject to the receipt of all applicable regulatory approvals and to the fulfillment or waiver of certain other closing conditions as described more fully in "Investment Agreement and Related Investment Documents--Conditions to the First Closing."

  There can be no assurance that each of the conditions to the consummation of the closing of the transactions to occur on the Initial Issuance Date will be satisfied prior to February 15, 1996, the date after which each of Sprint, FT and DT has the right to terminate the Investment Agreement if the Initial Issuance Date has not occurred other than as a result of the failure of the party seeking termination to perform its obligations under the Investment Agreement and the Related Investment Documents. See "Investment Agreement and Related Investment Documents--Termination of the Investment Agreement." In particular, Sprint cannot predict whether all applicable regulatory approvals or other regulatory actions will be forthcoming. See "Investment Proposals-- Regulatory Approvals." If regulatory approvals satisfactory to the parties have not been received by February 15, 1996 or any of the other conditions to closing have not been fulfilled or waived by such date, it is anticipated that the parties would discuss extending the date on which termination could be exercised. However, there can be no assurance that if such date is not extended that a party would not exercise its right to terminate. See "Investment Agreement and Related Investment Documents--Termination of the Investment Agreement."

  Conditions to Article IV Closing. The conditions to the obligations of each party to consummate the transactions contemplated by the Investment Agreement at an Additional Preference Stock Closing, the Supplemental Preference Stock Closing, or the Deferred Common Stock Closing are significantly more limited than the conditions to the First Closing. See "Investment Agreement and Related Investment Documents--Conditions to Article IV Closing."

  Termination of the Investment Agreement. The Investment Agreement may be terminated and the transactions contemplated thereby may be abandoned at any time prior to the Initial Issuance Date (whether before or after the Special Meeting) under the circumstances described in "Investment Agreement and Related Investment Documents--Termination of the Investment Agreement." If the Investment Agreement is terminated (i) because the Sprint Board has withdrawn or adversely qualified its recommendation of the Investment Proposals after receiving an Acquisition Proposal or (ii) in certain other specified circumstances (including upon a Change of Control), Sprint is required to promptly reimburse each of FT and DT for its reasonable out-of-pocket expenses (including attorneys fees) incurred relating to the Transactions up to a maximum amount of $15 million for each of FT and DT. See "Investment Agreement and Related Investment Documents--Termination of the Investment Agreement."


CHARTER AMENDMENTS AND BYLAW AMENDMENTS

  The consummation of the Investment Transactions is conditioned on stockholder approval of the Charter Amendments and the Bylaw Amendments. The Charter Amendments, if approved and adopted by

Sprint stockholders, will increase the authorized capital stock of Sprint (including the number of authorized shares of Sprint Common Stock) and establish the terms of the Class A Stock. See "Investment Agreement and Related Investment Documents--Purchase and Sale of Class A Stock" and "Investment Agreement and Related Investment Documents--Terms of the Class A Stock." The Charter Amendments also will permit the redemption of shares of Sprint Common Stock and, in certain circumstances, Class A Stock if necessary to comply with
Section 310 of the Communications Act. In addition, the Charter Amendments will revise certain provisions in the Articles of Incorporation relating to removal of directors. The Charter Amendments will also revise the "greenmail" provisions contained in ARTICLE EIGHTH of the Articles of Incorporation to provide that the affirmative vote of the Sprint stockholders which would otherwise be required will not be required in connection with purchases, redemptions or other acquisitions by Sprint of capital stock of Sprint held by FT, DT or certain of their designated subsidiaries or other qualified holders pursuant to the Investment Agreement, the Stockholders' Agreement or the Articles of Incorporation as amended by the Charter Amendments and will add provisions that will require Sprint to conduct certain types of transactions involving a Change of Control in accordance with reasonable procedures and permit FT and DT to participate in the process on a basis no less favorable than that granted any other participant. The Sprint Board reserves the right, at any time prior to the filing of the Charter Amendments with the Secretary of State of the State of Kansas (the "Secretary of State"), to abandon such proposed amendments without further action by the stockholders, notwithstanding authorization of the Charter Amendments by the Sprint stockholders, in connection with the termination of the Investment Agreement or otherwise. See "Charter Amendments and Bylaw Amendments."

  The Bylaw Amendments, if approved and adopted by Sprint stockholders, will be effective upon the Initial Issuance Date. Many of the amendments reflect the establishment of the Class A Stock and the directors to be elected by the Class A Holders. The Bylaw Amendments also add a provision that requires a majority of the members of the Sprint Board to be Independent Directors (as defined in "Charter Amendments and Bylaw Amendments--Amendments to Sprint Bylaws") and a provision that requires stockholder proposals to be delivered to the Corporate Secretary within a certain time period prior to a meeting of stockholders in order to be eligible for presentation at such meeting. In addition, the Bylaw Amendments eliminate the requirement that notice advising of each specific amendment of the Bylaws by the Sprint Board be given to each stockholder having voting rights within 30 days after the date of such amendment. Finally, certain of the Bylaw Amendments update the Bylaws consistent with the practices of Sprint or eliminate minor inconsistencies in the existing Bylaws. See "Charter Amendments and Bylaw Amendments--Amendments to Sprint Bylaws." The Sprint Board reserves the right, at any time prior to the Initial Issuance Date, to abandon such proposed amendments without further action by the stockholders, notwithstanding authorization of the Bylaw Amendments by the Sprint stockholders, in connection with the termination of the Investment Agreement or otherwise.

APPROVAL OF CONTROL SHARE ACQUISITIONS PLAN

  The Control Share Acquisitions Statute applies to the acquisition of shares of a Kansas corporation by a person (a "Control Share Acquiring Person") which, except for the limitations imposed under the Control Share Acquisitions Statute, would entitle the Control Share Acquiring Person after such acquisition, directly or indirectly, alone or as part of a group, to exercise, or direct the exercise of, voting power in the election of directors of such corporation falling within any of the following ranges:

    (i) 20% or more but less than 33 1/3%,

    (ii) 33 1/3% or more but less than or equal to 50%, or

    (iii) more than 50%.

  Acquisitions subject to this provision ("Control Share Acquisitions") include those made within a period of 120 days or made pursuant to a plan to make a Control Share Acquisition. Under the Control Share Acquisitions Statute, "Control Shares" are those shares that, when added to all other shares previously owned by the Control Share Acquiring Person, would make the aggregate shares owned by such Control Share Acquiring Person fall within the applicable range of voting power. Control Shares acquired in a Control Share

Acquisition have the same voting rights as were accorded the shares before the Control Share Acquisition only to the extent such voting rights are approved by the stockholders of the issuing corporation. Accordingly, unless the Control Share Acquisition is duly approved by a stockholder vote as described herein, the Control Shares will lose their voting rights.

  Shares acquired directly from Sprint are not subject to the Control Share Acquisitions Statute and therefore purchases made directly from Sprint would not require stockholder approval. However, the Control Share Acquisitions Plan of FT, DT and certain of their subsidiaries carries with it the possibility of making purchases of Sprint stock in the open market or from third parties under certain circumstances (see "Investment Agreement and Related Investment Documents--Equity Purchase Rights--Major Issuances" and "Investment Agreement and Related Investment Documents--Standstill Agreement"). These purchases would be subject to the Control Share Acquisitions Statute in the absence of approval of the Control Share Acquisitions Plan by the Sprint stockholders. If the Control Share Acquisitions Plan is duly approved by Sprint stockholders, FT, DT and certain of their subsidiaries named in the Acquiring Person Statement (as defined below) will be entitled, subject to the restrictions contained in the Standstill Agreement and the Sprint Rights Plan, to make open market purchases or purchases from third parties which, when aggregated with the shares to be purchased pursuant to the Investment Agreement, equal or exceed 20% of Sprint voting power, and the ownership and voting power of FT, DT and such subsidiaries could decline below 20% and subsequently increase up to an amount less than 33 1/3% without the need for a further stockholder vote to retain full voting rights with respect to all of their shares. If the Control Share Acquisitions Plan is approved, FT, DT and such subsidiaries could transfer their shares to another person without triggering the application of the Control Share Acquisitions Statute so long as such acquisition did not cause the acquiror's aggregate voting power to equal or exceed 33 1/3%. See "Approval of Control Share Acquisitions Plan."

  The Control Share Acquisitions Statute gives Sprint, within certain time limitations, various redemption rights if there is a stockholder vote as to the grant of voting rights and such grant is not approved, or if an acquiring person statement is not delivered to Sprint within 10 days following a Control Share Acquisition. Accordingly, FT and DT and certain of their respective subsidiaries have delivered to Sprint an acquiring person statement, dated November 17, 1995 (the "Acquiring Person Statement"), a copy of which is attached as Exhibit F to this Proxy Statement, pursuant to Section 17-1291 of the Control Share Acquisitions Statute, stating their proposal to make a Control Share Acquisition of Sprint voting securities. Sprint, its directors, officers and affiliates expressly disclaim any responsibility for, and make no representation as to, the completeness or accuracy of the information set forth in the Acquiring Person Statement.

  THE SPRINT BOARD HAS UNANIMOUSLY APPROVED THE CONTROL SHARE ACQUISITIONS PLAN AND RECOMMENDS THAT IN ACCORDANCE WITH SECTION 17-1294 OF THE CONTROL SHARE ACQUISITIONS STATUTE, SPRINT STOCKHOLDERS APPROVE THE CONTROL SHARE ACQUISITIONS PLAN FOR PURPOSES OF THE CONTROL SHARE ACQUISITIONS STATUTE AND ACCORD THE SHARES DESCRIBED IN SUCH PLAN THE FULL VOTING RIGHTS THAT SUCH SHARES WOULD BE ENTITLED TO EXERCISE PURSUANT TO THE ARTICLES OF INCORPORATION AS AMENDED BY THE CHARTER AMENDMENTS, NOTWITHSTANDING THE LIMITATIONS IMPOSED UNDER THE CONTROL SHARE ACQUISITIONS STATUTE.

THE JOINT VENTURE

  In General. As summarized under "Investment Proposals--Background of and Reasons for Investment Proposals," the transactions contemplated by the Investment Agreement are one part of a proposed strategic alliance among Sprint, FT, DT and Atlas. Sprint, Sprint Sub, FT and DT have entered, and, subject to certain conditions, Atlas will enter, into the Joint Venture Agreement to form the Joint Venture for the purpose of providing global telecommunications services to corporate, consumer and "carrier's carrier" markets. Atlas, FT, DT, Sprint and Sprint Sub are collectively referred to as the "Joint Venture Parties."

  Although the approval of Sprint stockholders is not required for Sprint to enter into the Joint Venture Transactions and such approval is not being sought, the closing of those Investment Transactions to occur on the Initial Issuance Date is conditioned on the closing of the formation of the Joint Venture (the "Venture Closing"), and the Venture Closing is conditioned on the occurrence of the closing of such Investment Transactions. The terms of the Joint Venture Agreement and the Related Joint Venture Documents can be modified by agreement of the Joint Venture Parties. Such modification would not require the consent of Sprint stockholders, and Sprint does not anticipate that it would solicit such consent.

  The Related Joint Venture Documents will include the Services Agreements (as defined in "The Joint Venture--Services Agreements"), the Intellectual Property License Agreements and the Trademark License Agreements (each as defined in "The Joint Venture--Intellectual Property and Trademark License Agreements"), the Master Transfer Agreement (as defined in "The Joint Venture--Initial Capital Contributions; Additional Capital Contributions"), the Atlas/ROE Services Agreement (as defined in "The Joint Venture--Management and Control-- Performance of Certain Functions") and the other agreements described in "The Joint Venture--Other Related Joint Venture Documents."

  Business of the Joint Venture. The Joint Venture Parties have agreed to form the Joint Venture to be the principal embodiment and global reference point of their international telecommunications activities. The long-term objective of Sprint, Sprint Sub, FT, DT and Atlas is for the Joint Venture to provide a full range of telecommunications services on a global basis. However, the business of the Joint Venture (the "Joint Venture Business") initially will consist of the provision of (i) global international data, voice and video business services for multinational companies and business customers; (ii) international services for consumers, initially based on card services for travelers; and
(iii) a "carrier's carrier" business which will provide certain transport services for Sprint, FT, DT, Atlas and other carriers. The Joint Venture will not provide local telephone services, wireless services or non-telecom information technology services. The Joint Venture will operate in a highly competitive and regulated environment, and there is no assurance that the Joint Venture will achieve the current objectives of Sprint or that the Joint Venture Business will not materially change.

  Joint Venture Structure. FT, DT and their subsidiaries (other than Atlas and its subsidiaries) will be the exclusive distributors of the services of the Joint Venture (the "Joint Venture Services") in France and Germany, and Sprint and its subsidiaries will be the exclusive distributors of the Joint Venture Services in the United States. The Joint Venture Services will be distributed in the rest of Europe (other than France and Germany) by a group of JV Entities (each, a "ROE Entity" and, collectively, the "Rest of Europe Group" or "ROE Group") and in the rest of the world (other than Europe and the United States) by a separate group of JV Entities (each, a "ROW Entity" and, collectively, the "Rest of World Group" or "ROW Group" and, together with the ROE Group, the "Regional Operating Groups"). The Joint Venture Parties also may form an additional group of JV Entities (each, a "GBN Entity" and, collectively, the "GBN Group" and, together with the Regional Operating Groups, the "Groups") to own and operate a global transmission network (the "Global Backbone Network") over which the Joint Venture Services and other traffic will be routed as agreed by the Joint Venture Parties, subject to applicable law and to existing arrangements of the Joint Venture Parties. One or more JV Entities within each of the ROW Group, ROE Group and GBN Group will be designated as the "parent entity" of such Group. Each of Sprint Sub and Atlas initially will own, directly or indirectly, 50% of the voting equity of each parent entity of each of the ROW Group and the GBN Group. Sprint Sub and Atlas initially will own, directly or indirectly, 33 1/3% and 66 2/3%, respectively, of the voting equity of each parent entity of the ROE Group. The ownership and management structure of the Joint Venture as described in this Proxy Statement is subject to change for business, tax or other reasons. See "The Joint Venture--Joint Venture Structure."

  Management and Control. The Joint Venture Agreement provides for the establishment of three governing bodies. The "Global Venture Board" will have authority for establishing policies for the entire Joint Venture. The "Global Venture Committee" will have such authority and responsibilities as delegated to it by the Global Venture Board and the "Global Venture Office" will have such authority and responsibilities as delegated to it by the Global Venture Board and the Global Venture Committee. In addition, certain deadlocks occurring on the governing boards of the JV Entities within each of the ROW Group, the ROE Group and the GBN Group will be referred to the Global Venture Board and the Global Venture Committee. See "The Joint Venture--Management and Control of the Joint Venture--In General."

If the Global Venture Committee and the Global Venture Board fail to resolve a disagreement relating to certain activities, Sprint Sub or Atlas, in certain circumstances, may elect to carry out such activity upon which there is a deadlock for a certain period. See "The Joint Venture--Plan Actions and GBN Special Matters."

  In general, actions of the Global Venture Board, the Global Venture Committee and the Global Venture Office must be decided by unanimous vote. With the exception of certain matters as to which the Global Venture Board will have authority and responsibility, the purpose of the Global Venture Board will be to establish and resolve matters of policy and not the management of the JV Entities. See "The Joint Venture--Management and Control--The Global Venture Board," "--The Global Venture Committee" and "--The Global Venture Office."

  Sprint Sub and Atlas will each be entitled to elect two of the four voting members of the governing board of each parent entity of the ROW Group and GBN Group. Sprint Sub will be entitled to elect two, and Atlas will be entitled to elect or direct the election of four, of the voting members of the governing board of each parent entity of the ROE Group. In general, the affirmative vote of at least a majority of the voting members of the governing board of each parent entity of the ROW Group, the ROE Group and the GBN Group is required for such entity to take action. However, subject to certain exceptions, certain actions require unanimous approval of the governing boards of each parent entity of the ROW Group, the ROE Group and the GBN Group. See "The Joint Venture--Management and Control--Governing Boards of the Regional Operating Groups and the GBN Group."

  Under certain circumstances, either the Sprint Parties, on the one hand, or the FT/DT Parties, on the other hand, may obtain rights which will give them greater control over the Joint Venture through increased representation on the Global Venture Board, the Global Venture Committee and the Global Venture Office, as well as on the governing board of each JV Entity. See "The Joint Venture--Management and Control--Increased Control Over the Joint Venture by the Sprint Parties or the FT/DT Parties."

  Effect of Change of Control; Transactions with Major Competitors. The occurrence of a Change of Control or certain transactions with Major Competitors of FT/DT or a Major Competitor of Sprint (as defined in "Investment Agreement and Related Investment Documents--Terms of the Class A Stock-- Conversion Following Breach of the Joint Venture Agreement") will, subject to certain conditions, give one or more Joint Venture Parties rights with respect to the Joint Venture, including the right to sell their Venture Interests to certain other Joint Venture Parties, the right to purchase the Venture Interests of certain other Joint Venture Parties, and rights which will give them greater control over the Joint Venture. See "The Joint Venture--Effect of Change of Control."

  Initial Contributions; Additional Capital Contributions. At the Venture Closing, each of the Joint Venture Parties will contribute or otherwise make available to the appropriate JV Entities certain of its assets presently used in conducting its telecommunications businesses outside of its respective home country. Sprint's contributions to the JV Entities will consist of all of its non-U.S. subsidiaries which conduct the international telecommunications services business of Sprint and certain U.S. subsidiaries of Sprint with foreign branches which conduct such business. Sprint will also contribute customer contracts related to its international telecommunications services business outside the United States and certain intellectual property used by Sprint to conduct such business. A portion of Sprint's contribution will consist of the provision of access to certain assets and systems to the JV Entities. Subject to possible adjustment, the Joint Venture Parties have agreed in the Joint Venture Agreement that the value of the assets presently intended to be contributed initially to the Joint Venture by Sprint is approximately $600 million. The assets to be contributed initially to the Joint Venture by Sprint could change due to business, tax or other reasons. It is expected that the only significant amounts of cash which Sprint will contribute initially to the JV Entities will consist of the cash of those subsidiaries of Sprint which are contributed to the JV Entities which is currently anticipated to be no more than $50 million. In connection with the initial contributions, the JV Entities will assume certain liabilities associated with the contributed assets. A mechanism will be provided by which the respective contributions of the Joint Venture Parties will be adjusted, if necessary, so as to preserve the intended respective ownership interests in the JV Entities. Profits and losses associated with the operations of the JV Entities will be apportioned between the Sprint Parties and the FT/DT Parties in accordance with such ownership interests. Subject to certain exceptions, the governing board of any JV Entity (with the approval of representatives of each of the shareholders) may require each shareholder of such JV Entity to make additional capital contributions to such JV Entity. While there is no limit on the amount of additional capital contributions which may be included in the business plan of a JV Entity, each business plan must be approved by Sprint Sub and each other shareholder of such JV Entity. See "The Joint Venture--Initial Contributions; Additional Capital Contributions."

  Other Activities of the Joint Venture Parties and the Joint Venture. Each of the Joint Venture Parties has agreed to be bound, for the duration of the existence of the Joint Venture, by the terms of a noncompetition provision contained in the Joint Venture Agreement as described in "The Joint Venture-- Other Activities of the Joint Venture Parties and the Joint Venture-- Noncompetition."

  Transfer of Venture Interests. Subject to certain exceptions (see "The Joint Venture--Transfer of Venture Interests"), a Joint Venture Party generally is not permitted to transfer any Venture Interests for ten years following the Venture Closing, or to transfer any Venture Interests to any Major Competitor of Sprint, in the case of a transfer by the FT/DT Parties, or to any Major Competitor of FT/DT in the case of a transfer by the Sprint Parties. Following the period ending ten years after the Venture Closing, the Joint Venture Parties may transfer Venture Interests to persons other than Major Competitors, subject to a right of first refusal.


  Termination of the Joint Venture. The Joint Venture may be terminated in certain circumstances as described in "The Joint Venture--Termination of the Joint Venture." The Joint Venture Agreement contemplates that the Joint Venture Parties will agree on a plan which will govern the rights and obligations of the Joint Venture Parties under the Related Joint Venture Documents following an event of termination or following the withdrawal of a Joint Venture Party from the Joint Venture.

  Joint Venture Closing Conditions. The obligations of the Joint Venture Parties to effect the Venture Closing are subject to various conditions which include, in addition to certain other customary closing conditions, receipt of any required governmental approvals. There can be no assurance that each of the conditions to the Venture Closing will be satisfied. In particular, there can be no assurance that Sprint, FT and DT will obtain in a timely manner all necessary regulatory approvals that are required to consummate the Joint Venture Transactions. Furthermore, it is possible that any one or more of such regulatory approvals or other regulatory actions that have not already been received or taken may be denied or may be conditioned on material modifications being made to the Joint Venture Transactions or the receipt of undertakings from Sprint, FT, DT or Atlas which a party is unwilling to accept. See "The Joint Venture--Joint Venture Closing Conditions."

  Intellectual Property and Trademark License Agreements. Sprint, Atlas, FT and DT and certain of their respective affiliates and certain of the JV Entities will enter into agreements governing the licensing of technology and trademarks and certain other matters. See "The Joint Venture--Intellectual Property and Trademark License Agreements."

  Services Agreements. Sprint, Sprint Sub, Atlas, FT and DT and certain of their affiliates will enter into certain agreements with certain of the JV Entities within the ROW Group and the ROE Group pursuant to which the parties to such agreements will provide to one another support in connection with the provisioning, marketing and sale of Joint Venture Services. See "The Joint Venture--Services Agreements."

PRICE RANGE OF SPRINT COMMON STOCK

  The following table sets forth, for the periods indicated, the range of high and low sales prices of the Sprint Common Stock, as reported on the New York Stock Exchange Composite Tape:

      PERIOD                                                        HIGH   LOW
      ------                                                       ------ ------
      1993:
        First Quarter............................................. 31 3/4 25 1/2
        Second Quarter............................................ 35 3/8 29 1/2
        Third Quarter............................................. 37 1/2 33 1/2
        Fourth Quarter............................................ 40 1/4 31 3/8
      1994:
        First Quarter............................................. 38 1/8 32 1/2
        Second Quarter............................................ 40 1/8 33 1/4
        Third Quarter............................................. 40 1/8 34 1/8
        Fourth Quarter............................................ 38 7/8 26 1/8
      1995:
        First Quarter............................................. 31 7/8 25 7/8
        Second Quarter............................................ 35 7/8 30 3/8
        Third Quarter............................................. 36 7/8 32 5/8
        Fourth Quarter through November 21........................ 39 1/4 33 1/4
      Closing Price on:
        June 13, 1994(1)..................................... 39 7/8
        June 14, 1994(2)..................................... 37 1/8
        June 21, 1995(3)..................................... 34 5/8
        June 22, 1995(4)..................................... 34 7/8
        November 21, 1995.................................... 39 1/8

--------
(1) The last trading day before Sprint, FT and DT publicly announced the signing of the Memorandum of Understanding.
(2) The day Sprint, FT and DT publicly announced the signing of the Memorandum of Understanding.
(3) The last trading day before Sprint, FT, and DT publicly announced the signing of the Joint Venture Agreement and the reaching of an agreement regarding the terms of the Investment.
(4) The day Sprint, FT and DT publicly announced the signing of the Joint Venture Agreement and the reaching of an agreement regarding the terms of the Investment.

  Holders of Sprint Common Stock are entitled to receive such dividends as may be lawfully declared by the Sprint Board. If declared by the Sprint Board, dividends on Sprint Common Stock are usually paid quarterly at the end of March, June, September and December. The exact record date and date of payment are set by the Sprint Board. Quarterly dividends of $0.25 per share were paid by Sprint in each quarterly period during 1993 and 1994 and the first three quarters of 1995. A quarterly dividend of $0.25 per share has been declared for the fourth quarter of 1995.

                              THE SPECIAL MEETING

PROXY SOLICITATION; PURPOSE OF THE SPECIAL MEETING

  This Proxy Statement is provided to the stockholders of Sprint in connection with the Special Meeting. The Sprint Board is soliciting proxies hereby for use at the Special Meeting. A form of proxy is being provided to Sprint stockholders with this Proxy Statement. Information with respect to the execution and the revocation of proxies is provided under "--Proxies; Revocability of Proxies." This Proxy Statement and a form of proxy are first being mailed on or about November 29, 1995, to stockholders of record at the close of business on the Record Date (as defined below).

  At the Special Meeting, Sprint stockholders eligible to vote will be asked to consider and vote upon the approval and adoption of the Investment Proposals. See "Investment Proposals--Description of Investment Proposals."

DATE, TIME AND PLACE; RECORD DATE

  The Special Meeting is scheduled to be held at 10:00 a.m., local time, on Friday, January 12, 1996, at Sprint's corporate headquarters, 2330 Shawnee Mission Parkway, Westwood, Kansas. The Sprint Board has fixed the close of business on November 13, 1995 as the record date (the "Record Date") for the determination of holders of Sprint Voting Stock entitled to notice of and to vote at the Special Meeting. On November 13, 1995, there were 348,355,859 shares of Sprint Common Stock, 51,411 shares of Sprint First Series, 305,958 shares of Sprint Second Series and 95 shares of Sprint Fifth Series, in each case outstanding and entitled to vote.

VOTES REQUIRED; QUORUM; ABSENCE OF DISSENTERS' RIGHTS

  Each share of Sprint Voting Stock is entitled to one vote. The affirmative vote of a majority of the outstanding shares of Sprint Voting Stock that are present at the Special Meeting, voting together as a single class, is necessary for the approval and adoption of Proposal No. 1. The affirmative vote of a majority of the outstanding shares of Sprint Voting Stock, voting together as a single class, and the affirmative vote of a majority of the outstanding shares of Sprint Common Stock, voting as a separate class, are necessary for the approval and adoption of Proposal No. 2. The vote necessary to approve and adopt Proposal No. 3 is the affirmative vote of (i) a majority of the outstanding shares of Sprint Voting Stock; and (ii) a majority of the outstanding shares of Sprint Voting Stock, excluding any shares of Sprint Voting Stock held by (x) FT, DT or certain of their designated subsidiaries or any member of a group with FT, DT and such subsidiaries that makes or proposes to make a Control Share Acquisition, (y) officers of Sprint and (z) employees of Sprint who are also directors of Sprint.

  Each of FT and DT has represented and warranted in the Investment Agreement that as of July 31, 1995, neither it nor any of its "affiliates" (as defined in the Investment Agreement) "beneficially owned" (as so defined) any shares of capital stock of Sprint. In addition, each of FT and DT has agreed in the Standstill Agreement not to, and to cause its affiliates not to, acquire any Sprint voting securities prior to the earlier of the Investment Completion Date or the Section 3(b)(v) Conversion Date other than as a result of purchases from Sprint pursuant to the Investment Agreement.

  THE APPROVAL AND ADOPTION OF EACH INVESTMENT PROPOSAL IS CONTINGENT ON THE APPROVAL AND ADOPTION OF ALL THREE INVESTMENT PROPOSALS. UNLESS ALL THREE INVESTMENT PROPOSALS ARE APPROVED AND ADOPTED BY THE STOCKHOLDERS AT THE SPECIAL MEETING, NONE WILL BE EFFECTED BY SPRINT.

  Holders of record of Sprint Voting Stock at the close of business on the Record Date are entitled to vote on the proposals to be presented to stockholders at the Special Meeting. The presence, either in person or by proxy, of the holders of a majority of the outstanding shares of Sprint Voting Stock and the holders of a majority of the outstanding shares of Sprint Common Stock is necessary to constitute a quorum at the Special Meeting. Shares of Sprint Voting Stock represented by a properly signed, dated and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. See "--Proxies; Revocability of Proxies."

  Stockholders are not entitled to appraisal or dissenters' rights in respect of the Investment Proposals.

  Based on advice of Sprint's Kansas counsel, there is no clear authority under Kansas law as to whether a vote by Sprint stockholders in favor of the Investment Proposals would extinguish any claims they may have to challenge those proposals or would estop a particular stockholder who voted in favor of the Investment Proposals from challenging those proposals. It is possible, however, that a Kansas court might decide that stockholder approval of the Investment Proposals would extinguish certain claims under certain circumstances or that an affirmative vote thereon by a particular stockholder would prevent that stockholder from challenging the Investment Proposals.

PROXIES; REVOCABILITY OF PROXIES

  If a stockholder attends the Special Meeting, he or she may vote by ballot. However, many Sprint stockholders may be unable to attend the Special Meeting. Therefore, the Sprint Board is soliciting proxies so that each holder of shares of Sprint Voting Stock at the close of business on the Record Date has the opportunity to vote on the proposals to be considered at the Special Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a stockholder does not return a signed proxy card, his or her shares will not be voted unless the stockholder attends the Special Meeting and votes in person. Stockholders are urged to mark the box on the proxy card to indicate how their shares are to be voted. If a stockholder returns a signed proxy card, but does not indicate how his or her shares are to be voted and does not indicate that such stockholder is abstaining, the shares represented by the proxy card will be voted "FOR" approval and adoption of the Investment Proposals. A proxy submitted by a holder of Sprint Voting Stock may indicate that all or a portion of the Sprint Voting Stock represented by such proxy is not being voted by such holder. This could occur, for example, when a broker or other nominee fails to receive specific instructions as to voting from one or more beneficial owners of Sprint Voting Stock held by such broker or nominee, because such broker or nominee is not permitted to vote such Sprint Voting Stock on any of the Investment Proposals in the absence of specific instructions from the beneficial owner. The Sprint Voting Stock subject to any such proxy that is not being voted will have the effect of having been voted "AGAINST" Proposals No. 2 and 3, since the approval of Proposals No. 2 and 3 requires the affirmative vote of a majority of the outstanding shares of Sprint Voting Stock in the aggregate and (in the case of Proposal No. 2) a majority of the outstanding shares of Sprint Common Stock voting separately as a class. Abstentions will have the same effect as votes "AGAINST" all three of the Investment Proposals.

  The proxy card also confers discretionary authority on the individuals appointed by the Sprint Board and named on the proxy card to vote the shares represented thereby on any other matter that is properly presented for action at the Special Meeting. Further, a vote "FOR" the approval and adoption of the Investment Proposals also constitutes a vote to grant authority to adjourn the Special Meeting from time to time if the holders of such proxies deem it advisable under the circumstances. However, no proxies instructing that they be voted "AGAINST," or "ABSTAIN" from voting on, the Investment Proposals will be voted in favor of any such adjournment.

  Any Sprint stockholder who executes and returns a proxy card may revoke such proxy at any time before it is voted by (i) notifying in writing the Corporate Secretary of Sprint at 2330 Shawnee Mission Parkway, Westwood, Kansas 66205,
(ii) granting a subsequent proxy, or (iii) appearing in person and voting at the Special Meeting. Attendance at the Special Meeting will not in and of itself constitute revocation of a proxy.

VOTING BY PARTICIPANTS IN CERTAIN PLANS

  Participants in the Sprint Retirement Savings Plan and the Sprint Retirement Savings Plan for Bargaining Unit Employees will receive cards with voting instructions to the trustees of the plans as to the voting of shares of Sprint Common Stock held in the plans. The trustees will vote shares of Sprint Common Stock allocated to participants' accounts in the same manner as instructed by participants, but will not vote shares of Sprint Common Stock allocated to participants' accounts for which they do not receive instructions. The trustees will vote all unallocated shares held in the trusts in the same proportions as instructions received for allocated shares.

  Participants in the Centel Retirement Savings Plan for Bargaining Unit Employees and the Centel Employees' Stock Ownership Plan who have Sprint Common Stock in their plan accounts also will receive a form to be used to instruct the trustees how to vote such shares. The plans provide that each of the trustees will vote such shares as instructed, and will vote shares of Sprint Common Stock held in participants' accounts for which it does not receive instructions in the same proportions as it votes the shares of Sprint Common Stock for which it does receive instructions.

                              INVESTMENT PROPOSALS

DESCRIPTION OF INVESTMENT PROPOSALS

  The Investment Proposals relate to the transactions and acts contemplated to be performed on the part of Sprint pursuant to the Investment Agreement and consist of three interrelated proposals which are described in more detail in this Proxy Statement.

  First, Sprint stockholders are being asked to approve and adopt the Investment Agreement and the performance by Sprint of all transactions and acts on the part of Sprint contemplated under the Investment Agreement, including, among other things, the issuance to FT and DT (and/or to certain of their designated subsidiaries) of shares of capital stock of Sprint representing up to approximately 20% of Sprint voting power (Proposal No. 1). See "Investment Agreement and Related Investment Documents." The Related Investment Documents include the Stockholders' Agreement, the Standstill Agreement, the Registration Rights Agreement and certain standstill agreements to be executed by subsidiaries of FT or DT and, in certain cases, other transferees of FT or DT which acquire shares of capital stock of Sprint.

  Second, Sprint stockholders are being asked to approve and adopt the Charter Amendments and the Bylaw Amendments which are described more fully in "Charter Amendments and Bylaw Amendments" (Proposal No. 2).

  Finally, Sprint stockholders are being asked to approve and adopt for purposes of the Control Share Acquisitions Statute, the Control Share Acquisitions Plan of FT, DT and certain of their subsidiaries to make a Control Share Acquisition falling in the range of one-fifth or more, but less than one-third, of the voting power of Sprint, as contemplated or permitted by the Investment Agreement, the Related Investment Documents, and the Charter Amendments and as contemplated by the Acquiring Person Statement delivered to Sprint as more fully described in "Approval of Control Share Acquisitions Plan" (Proposal No. 3).

  The initial investment by FT and DT (and/or certain of their designated subsidiaries) in Class A Stock will occur concurrently with the formation by Sprint, Sprint Sub, Atlas, FT and DT of a global alliance that will provide international data, voice and video services for multinational companies and business customers, international services for consumers, initially based on card services for travelers, and "carrier's carrier" services. The initial investment by FT and DT and the closing of the formation of the Joint Venture will be consummated as soon as practicable following the satisfaction or waiver of certain closing conditions, including receipt of all required governmental approvals.

BACKGROUND OF AND REASONS FOR INVESTMENT PROPOSALS

  Dramatic changes have occurred in the telecommunications industry in recent years due to the opening to competition of global telecommunications markets and increased competition and technological advances. As capabilities and competition have expanded, customer expectations have become more sophisticated. In addition, many customers now have a global presence and are seeking a single-source provider for all of their global telecommunications needs. Sprint's management believes that Sprint must be able to meet the needs of customers on a global basis in order to remain competitive.

  For several years, Sprint has explored ways in which it can satisfy the needs of existing and future customers throughout the world, including multinational corporations, other large users, corporate and business customers and international travelers, by providing seamless global telecommunications services. Sprint's management believes that meeting the global needs of such customers requires capabilities that are beyond the geographic coverage, know-how and resources of any single telecommunications provider acting alone. Accordingly, Sprint has been increasing its global presence through relationships and alliances with, or investments in, other telecommunications companies in various parts of the world that have assets and operations that complement those of Sprint. Sprint has sought partners which share a common vision of the future and of the opportunities which can be realized for their customers and themselves by undertaking joint activity to create a global organization.

  Sprint has formed a joint venture with Alcatel N.V., a company based in France, to form a communications systems joint venture to become a world supplier of systems for public and private wide area data networks. Sprint also has entered into an alliance with Call-Net, a Canadian long-distance company, pursuant to which Call-Net gained exclusive Canadian rights to Sprint's long-distance technology and trademarks in exchange for Sprint's receiving an equity interest in Call-Net. Sprint and Telefonos de Mexico, S.A. de C.V. have entered into an alliance to provide cross-border services between Mexico and the United States. Sprint has also made an investment in the Iridium joint venture sponsored by Motorola and agreed to be a partner in the Iridium system's North American gateway. The Iridium joint venture has been formed to establish a satellite-based, worldwide wireless personal communications network.

  Sprint's management believes that the trend toward opening telecommunications markets to competition will continue. Already, in many countries licenses for telecommunications services have been awarded to entities other than the traditional provider. Much of this activity has been concentrated in the wireless telecommunications sector, but increasingly long-distance and local services are becoming more competitive. In countries such as the United Kingdom, Chile and, recently, Mexico, competition in the long-distance business is or soon will be in place. Moreover, under current European Union rules and directives, all member states must open their domestic telecommunications markets to competition by January 1, 1998. In addition, as a part of the process, a number of government owned telecommunications companies have been or are being privatized.

  Sprint's management believes that a global alliance with strong international partners represents the best structure to take advantage of new opportunities as they arise and to compete more effectively, both in the United States and worldwide. Sprint has also been willing to consider a substantial equity investment in Sprint by prospective global telecommunications partners which otherwise satisfies Sprint's long term objectives. Sprint has considered such an investment because it believes that the increase in its available cash and access to capital that would result from such an investment would enhance its ability to make the expenditures necessary to take advantage of strategic opportunities, including the Sprint Telecommunications Venture. Furthermore, Sprint believes that a large investment by FT and DT will help assure that the interests of FT and DT are aligned with the interests of Sprint.

  In late 1993, members of senior management of each of Sprint, FT and DT began discussing the possibility of a strategic alliance among Sprint, FT and DT. In early 1994, Sprint retained Dillon Read to provide financial advice and assistance in connection with any possible transaction with FT and DT. From time to time throughout the period from late 1993 to June 1994, members of senior management of Sprint,

FT and DT continued discussing the possibility of various forms of strategic alliances, including a substantial equity investment in Sprint by FT and DT coupled with the formation of a joint venture by Sprint, FT and DT. The Sprint Board was kept apprised throughout this period of the status and content of the discussions with FT and DT. In February 1994, Sprint, FT and DT executed a confidentiality agreement, and after the execution of such agreement, Sprint, FT and DT shared with each other certain information relevant to the evaluation of a possible alliance.

  During the period that Sprint was considering a strategic alliance with FT and DT, Sprint continued to explore the possibility of various forms of strategic alliances with other major international telecommunications providers. Discussions were held between members of senior management of Sprint and certain other international companies regarding possible alliances, joint ventures and direct investments, and the Sprint Board was periodically informed by senior management as to the status and content of such discussions. Sprint believes that the alternative strategic alliances considered during such period would not have been as advantageous to Sprint as the proposed transactions with FT and DT are expected to be because of, among other reasons, the financial strength of FT and DT and their market presence in their home countries, the fact that Sprint will have significant governance rights with respect to the Joint Venture, the substantial agreement among Sprint, FT and DT as to the scope, strategy and control of the Joint Venture, and the terms of the Investment. The United States, France and Germany are home to almost half of the world's multinational companies, providing the Joint Venture with a strong base from which to extend its services to customers worldwide.

  At a June 13, 1994 meeting of the Sprint Board, Sprint's senior management and financial advisors made detailed presentations concerning a proposed equity investment by FT and DT in Sprint, a proposed joint venture among FT, DT and Sprint and certain related transactions. The presentation of Sprint's financial advisor, Dillon Read, included a review of its work performed through the date of the meeting for the purpose of valuing the shares of Sprint to be acquired by FT and DT. At such meeting, the Sprint Board authorized the officers to enter into the Memorandum of Understanding contemplating the transactions that were ultimately provided for in the Investment Agreement, the Related Investment Documents, the Joint Venture Agreement and the Related Joint Venture Documents. On June 14, 1994, Sprint, FT and DT executed the Memorandum of Understanding.

  After the execution of the Memorandum of Understanding, Sprint, FT and DT began negotiating and preparing definitive agreements relating to the transactions contemplated by the Memorandum of Understanding. At meetings of the Sprint Board held on August 9, 1994, October 11, 1994, December 13, 1994, February 18, 1995 and April 18, 1995, members of senior management of Sprint briefed the Sprint Board on the status and content of the negotiations with FT and DT.

  During the negotiation of the definitive agreements, Sprint also pursued an unrelated transaction which culminated in the announcement on October 25, 1994 of the Sprint Telecommunications Venture with Tele-Communications, Inc., Comcast Corporation and Cox Communications, Inc., three of the largest cable television companies in the United States, for the purpose of entering the local and wireless telecommunications businesses on a national basis. Moreover, during the third and fourth quarters of 1994, one of Sprint's principal competitors, AT&T Corp., began an aggressive marketing campaign which, together with the generally competitive conditions in the long distance industry, resulted in lower growth in Sprint's long distance business in the last half of 1994 than had generally been anticipated. After the announcement of the Sprint Telecommunications Venture and through the next few months, the per share price of Sprint Common Stock, which had traded in a range of 33 1/2 to 40 1/8 following the execution of the Memorandum of Understanding, declined to a trading range of 25 7/8 to 33 3/4 during the period from October 26, 1994 through April 30, 1995. While the definitive agreements were being negotiated, FT and DT indicated to Sprint that, due to the decline in the price of Sprint Common Stock, they could have substantial difficulties in obtaining approval of the investment from their respective owners unless the terms were changed so as to ensure that the premium paid by FT and DT over the market price of Sprint Common Stock did not exceed a certain maximum.

  As a result, principals of Sprint, FT and DT, together with their financial and legal advisors, conducted negotiations concerning various changes to the terms of the investment to be made by FT and DT (and/or certain of their designated subsidiaries) in Sprint pursuant to the Investment Agreement. The principal change was the establishment of a "collar" mechanism by which the consideration to be paid in connection with the investment would in most cases be based upon the average closing market price of Sprint Common Stock over a period prior to the investment instead of fixed prices as originally contemplated by the Memorandum of Understanding. In addition, the changes also provided for the investment to be made generally in a single tranche, as opposed to the two separate tranches contemplated by the Memorandum of Understanding. See "Investment Agreement and Related Investment Documents-- Purchase and Sale of Class A Stock." During the period following the execution of the Memorandum of Understanding, principals of Sprint, FT and DT, together with their financial advisors, also conducted negotiations concerning the relative values of the assets to be contributed by each of the parties to the Joint Venture upon its formation.

  In addition, in early 1995, Sprint's management began consideration of the Cellular Spin-Off. The Cellular Spin-Off, if consummated, would result in a reduction of the market price of Sprint Common Stock because Sprint stockholders would receive a separate distribution of value consisting of the common stock of Sprint's cellular operations and the two stocks would then trade separately. Depending on the timing of the investment, the Cellular Spin-Off would affect the investment price through the application of the "collar" mechanism referred to above. Furthermore, FT and DT expressed the desire, in any event, not to participate in such a spin-off. Therefore, the principals of Sprint, FT and DT, together with their financial and legal advisors, conducted negotiations concerning additional provisions in the Investment Agreement and the Related Investment Documents to provide for an appropriate adjustment to the investment price and thresholds in the case of the Cellular Spin-Off as well as mechanisms to handle any issues created by the timing of the Cellular Spin-Off as related to the timing of the Investment. See "Investment Agreement and Related Investment Documents--Purchase and Sale of Class A Stock."

  At a meeting of the Sprint Board on June 13, 1995, senior management made detailed presentations concerning the Investment, the Joint Venture and certain related transactions. At the meeting, the Sprint Board unanimously approved the Investment Agreement, the Joint Venture Agreement and other related agreements and the transactions contemplated thereby, and determined that the transactions provided for in such agreements are advisable and in the best interests of Sprint and its stockholders.

  On June 22, 1995, Sprint, FT and DT entered into the Joint Venture Agreement and certain related documents and entered into a Memorandum pursuant to which they approved drafts of the Investment Agreement and the Related Investment Documents, subject to certain revisions being made to such drafts to reflect the pricing principles the parties had reached. Thereafter, Sprint, FT and DT negotiated and prepared revisions to the drafts of the Investment Agreement and the Related Investment Documents as provided for in the Memorandum of June 22, 1995. Sprint, FT and DT originally executed the Investment Agreement and executed the Standstill Agreement as of July 31, 1995. The parties entered into an amendment to the Investment Agreement as of November 21, 1995, extending to February 15, 1996 the date on which each of the parties can terminate the Investment Agreement if the Initial Issuance Date does not occur by such date.

RECOMMENDATIONS OF THE SPRINT BOARD

  THE SPRINT BOARD HAS REVIEWED AND CONSIDERED THE TERMS AND CONDITIONS OF THE INVESTMENT PROPOSALS AND HAS DETERMINED THAT THE INVESTMENT PROPOSALS ARE FAIR TO, AND ARE ADVISABLE AND IN THE BEST INTERESTS OF, SPRINT AND ITS STOCKHOLDERS. ACCORDINGLY, THE SPRINT BOARD HAS UNANIMOUSLY APPROVED THE INVESTMENT PROPOSALS AND RECOMMENDS THAT SPRINT STOCKHOLDERS VOTE "FOR" APPROVAL AND ADOPTION OF THE INVESTMENT PROPOSALS.

  In approving the Investment Proposals and in recommending that Sprint stockholders approve and adopt the Investment Proposals, the Sprint Board considered several factors, including the following:

  . the substantial increase in Sprint's equity that will occur as a result of the Investment and the belief that such substantial increase will improve Sprint's access to the capital markets, enhance its competitive position in the telecommunications industry in the United States and throughout the world and enhance its ability to make the expenditures necessary to take advantage of strategic opportunities, including the Sprint Telecommunications Venture;

  . the consideration to be paid in connection with the purchase of shares of the Class A Common Stock and the Class A Preference Stock pursuant to the Investment Agreement, the premium of approximately 35% over the market price of Sprint Common Stock on June 22, 1995 (the date that an agreement was reached with respect to the terms of the Investment) implied by the Investment at the Target Price of $47.225, the timing of the Investment and the impact that the Cellular Spin-Off would have on the price and timing of the Investment;

  . the terms of the Investment Agreement and the Related Investment
    Documents, the Charter Amendments and the Bylaw Amendments (including the factors described below under "--Certain Considerations" and "Charter Amendments and Bylaw Amendments") and the belief that the rights provided to the Class A Holders are commensurate with the size of the Investment, the premium implied by the Investment and FT's and DT's strategic relationship with Sprint;

  . the terms of the Joint Venture Agreement and the potential operational and economic benefits of participating in the Joint Venture with FT, DT and Atlas, including (i) the anticipated enhancement of Sprint's international presence arising out of the association with two of the world's largest telecommunications companies, and (ii) the potential efficiencies and economies of scale associated with the Joint Venture that are expected to enable Sprint to better serve its multinational customers by providing a greater variety of services at competitive prices;

  . the belief that the strategic and competitive position of Sprint in the United States and throughout the world will be significantly enhanced by the Investment Transactions and by participating in the Joint Venture with FT, DT and Atlas in comparison to what could be achieved by Sprint alone or through other available international ventures or alliances that Sprint could pursue alternatively;

  . the financial strength of FT and DT and their market presence in their home countries;

  . the degree of independence that Sprint will retain following the consummation of the Investment Transactions, recognizing, among other things, (i) the right of FT and DT to representation on the Sprint Board,
    (ii) the right of FT and DT to prevent Sprint from taking certain corporate actions as described below under "--Certain Considerations-- Board Representation; Disapproval Rights," (iii) the absence of any other stockholder or group of stockholders having an equity interest in Sprint similar to, or greater than, the equity interest to be acquired by FT and DT, and (iv) the limitations imposed on FT and DT by the Standstill Agreement as described below under "Investment Agreement and Related Investment Documents--Standstill Agreement";

  . the possible dilution in earnings per share with respect to the Sprint
    Common Stock resulting from the Investment Transactions;

  . the opinion of Dillon Read to the effect that the consideration to be paid in connection with the Investment is fair, from a financial point of view, to Sprint (see "--Opinion of Financial Advisor" below);

  . the possible impact of the Transactions on existing relationships and ventures of Sprint and on the ability of Sprint to compete in certain areas, and the restrictions on the ability of Sprint to enter into specified transactions with certain competitors of FT, DT or the Joint Venture; and

  . certain possible implications of two stockholders collectively owning a significant minority interest in Sprint, including the conflicts of interest that might arise and the potential discouraging effect on other transactions that might result from such share ownership (see "--Certain Considerations--Board Representation; Disapproval Rights").

  The Sprint Board reserves the right, pursuant to the Investment Agreement, to
(i) amend the provisions of the Investment Agreement and the Related Investment Documents in all respects in accordance with their terms (with the agreement of FT and DT) and without stockholder approval before or after approval and adoption of the Investment Proposals by Sprint stockholders, and (ii) terminate the Investment Agreement in accordance with its terms notwithstanding stockholder approval. In addition, approval of the Charter Amendments by the stockholders shall be deemed also to constitute approval of a resolution authorizing the Sprint Board, at any time prior to the filing of the Charter Amendments with the Secretary of State, to abandon the Charter Amendments, and approval of the Bylaw Amendments by the stockholders shall be deemed to constitute approval of a resolution authorizing the Sprint Board, at any time prior to the Initial Issuance Date, to abandon the Bylaw Amendments, in each case notwithstanding the approval of the Charter Amendments and the Bylaw Amendments by the stockholders.

OPINION OF FINANCIAL ADVISOR

  Dillon Read has delivered a written opinion to the Sprint Board that, as of the date of this Proxy Statement, the consideration to be paid in connection with the Investment is fair, from a financial point of view, to Sprint. No limitations were imposed by the Sprint Board upon Dillon Read with respect to the investigations made or procedures followed by Dillon Read in rendering its opinion.

  The full text of the opinion of Dillon Read dated as of the date of this Proxy Statement, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Exhibit A to this Proxy Statement. Sprint stockholders are urged to read this opinion in its entirety. Dillon Read's opinion is directed only to the consideration to be paid in connection with the Investment and does not constitute a recommendation to any Sprint stockholder as to how such stockholder should vote at the Special Meeting. The summary of the opinion of Dillon Read set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion.

  In rendering its opinion, Dillon Read, among other things, (i) reviewed the Investment Agreement, the Charter Amendments, the Bylaw Amendments, the Related Investment Documents (or the forms thereof in the case of Related Investment Documents which have not yet been executed), the Joint Venture Agreement and the Related Joint Venture Documents (or the forms thereof in the case of Related Joint Venture Documents which have not yet been executed), (ii) analyzed certain historical business and financial information relating to Sprint, including Annual Reports to Stockholders and Annual Reports on Form 10-K for the five fiscal years ended December 31, 1994 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 1995, June 30, 1995 and September 30, 1995, (iii) reviewed certain internal financial analyses and forecasts for Sprint prepared by its management, (iv) reviewed publicly available financial and stock market data of certain companies deemed comparable to significant components of Sprint's business, (v) reviewed the reported price and trading activity for Sprint Common Stock, (vi) compared the financial terms of the Investment to other comparable minority investments in other public companies,
(vii) analyzed the earnings and cash flow characteristics of the respective assets to be contributed to the Joint Venture by Sprint and FT and DT, (viii) considered the pro forma effect of the Investment on Sprint's capitalization, certain credit statistics, earnings, cash flow and book value, (ix) reviewed this Proxy Statement and (x) conducted such other financial studies, analyses and investigations as it deemed appropriate. Dillon Read also held discussions with members of the senior management of Sprint regarding the business operations, financial condition, future prospects and strategic objectives of Sprint, both on a stand alone basis and with respect to the Joint Venture.

  In rendering its opinion, Dillon Read also took into consideration the view of Sprint's senior management that business opportunities and operational benefits will be derived by Sprint from the Investment and the Joint Venture. Dillon Read also took into account the possible effects of certain provisions of the Investment Agreement, the Related Investment Documents, the Charter Amendments and the Joint Venture Agreement on the ability of Sprint to enter into business combinations and effect the disposition of certain assets.

  Dillon Read relied without independent verification upon the accuracy and completeness of all of the financial and other information it reviewed for purposes of its opinion. Dillon Read also relied upon the management of Sprint as to the reasonableness and achievability of the financial and operating forecasts (and the assumptions and bases therefor) provided to Dillon Read and assumed that such forecasts reflected the best currently available estimates and judgments of management. Dillon Read did not make an independent evaluation or appraisal of the assets and liabilities of Sprint. In rendering its opinion, Dillon Read was not authorized by the Sprint Board to solicit any other potential investors in Sprint. Further, it is the understanding of Dillon Read, based upon discussions with senior management and counsel to Sprint and its review of the Investment Agreement and the Related Investment Documents, that FT and DT will not acquire control of the management of Sprint as a result of the Investment.

  In connection with rendering its written opinion on November 21, 1995 (which confirmed the conclusions of Dillon Read's oral opinion delivered to the Sprint Board on June 13, 1994), Dillon Read performed certain financial and comparative analyses which were included in Dillon Read's presentations made to the Sprint Board on June 13, 1994 and have subsequently been updated and modified to reflect the final terms of the Investment Agreement and the Related Investment Documents and other developments since such date. The following is a brief summary of the material analyses performed by Dillon Read in arriving at its opinion but does not purport to be a complete description of the analyses performed by Dillon Read for such purposes.

  Discounted Cash Flow Analysis. Dillon Read performed a discounted cash flow valuation of Sprint by separately analyzing its long distance, local telephone, cellular and distribution and publishing segments based upon underlying projections of revenue growth, depreciation, amortization, operating margin and capital expenditures as provided in Sprint's strategic plan and based upon discussions with Sprint management. Utilizing these projections, Dillon Read discounted to the present (i) the projected stream of unlevered after-tax cash flows to the year 2004 for each segment and (ii) the projected terminal value of each segment at such year. After subtracting net debt from the results, Dillon Read arrived at estimated low and high total equity values for Sprint, excluding the realization of any estimated financial effects or synergies from the Investment or the Joint Venture, of approximately $14.6 billion and $16.3 billion ($41.75 and $46.63 per share, assuming 348.6 million shares of Sprint Common Stock outstanding), respectively. Such range of values included a valuation of Sprint's 40% interest in the Sprint Telecommunications Venture based on the cumulative amount of capital invested in the Sprint Telecommunications Venture as of June 30, 1995. The Sprint Telecommunications Venture was valued on such basis primarily due to the extremely early stage of evolution of this particular segment of Sprint's operations as well as the fact that there are currently no comparable companies in the market which can be used as proxies for valuation. As of June 30, 1995 the Sprint Telecommunications Venture, as a consolidated operating entity, had no operating revenues or significant assets other than licenses to provide Personal Communications Services in specific United States geographic regions.

  Comparable Public Company Analysis. Dillon Read separately analyzed the market capitalization and market equity multiples of comparable long distance service, local telephone service, cellular telephone service, and electronics distribution companies, namely (i) ALC Communications Corporation, AT&T Corp., MCI Communications Corporation ("MCI"), LCI International Corp., Frontier Corporation, WorldCom, Inc., and ACC Corp., in the long distance service industry, (ii) the seven regional bell operating companies, GTE Corporation, Cincinnati Bell, Lincoln Telecommunications Company and Southern New England Telecommunications Corporation, in the local telephone service industry, (iii) CommNet Cellular, Cellular Communications, Inc., Cellular Communications of Puerto Rico, Inc., Contel Cellular, LIN Broadcasting, Palmer Wireless, AirTouch Communications, Inc., U.S. Cellular and Vanguard Cellular, in the cellular telephone service industry, and (iv) Anthem Electronics, Inc., Arrow Electronics, Avnet, Inc., Bell Industries, Inc., Marshall Industries, Inc., Pioneer-Standard Electronics, Inc. and Wyle Laboratories, Inc. in the electronics distribution industry. Such data and ratios included the latest twelve months price/earnings ratio, the market value of net assets per potential cellular customer (in the case of the cellular companies) and per access line (in the case of the local telephone companies) and the total market value of net assets to revenues, operating profit and operating cash flow ratios. Applying such analyses and considering the differences in the location, size and other financial and operating characteristics of the markets within each separate sector served by Sprint, Dillon Read prepared a valuation analysis by valuing Sprint's operating sectors other than cellular based primarily on multiples of operating income and operating cash flow, and valued Sprint's cellular business primarily by using assumed per cellular customer values and multiples of future cash flow. The foregoing analysis resulted in low and high equity values imputed to Sprint of approximately $14.6 billion to $16.0 billion ($41.84 to $46.07 per share), respectively. Such range of values included the cumulative amount of capital invested by Sprint in the Sprint Telecommunications Venture as of June 30, 1995. No public company utilized as a comparison is identical to Sprint or the particular business segment for which a comparison is being made. An analysis of the results of such a comparison is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the public trading value of the comparable companies to which Sprint and its business segments are being compared.

  Premium to Market Analysis. Dillon Read compared the maximum premium of 35% implied by the Investment (i.e., the premium associated with a purchase of shares of Class A Common Stock at $47.225 per share if the Average Sprint Price is equal to the lower threshold of $34.982 per share), as well as the range of premiums of 35% to 25% inherent in the $47.225 per share price, to comparable transactions in the telecommunications and other industries in which public companies have sold a minority stake of their common equity. The thresholds relevant to the determination of the implied 35% to 25% premiums (i.e., $38.963, $37.780, and $34.982) were determined based on the negotiations among FT, DT and Sprint, in light of the market price of Sprint Common Stock during the time such negotiations were conducted and at the time that an agreement was reached with respect to the terms of the Investment. While the premium to the Average Sprint Price prior to the Initial Issuance Date will be less than 25% if such Average Sprint Price is above $38.963 (or above $38.963 as adjusted to reflect the Cellular Spin-Off if it has occurred), Dillon Read believes that the range of premiums of 35% to 25% associated with the $47.225 per share purchase price is most relevant in light of the recent market price of Sprint Common Stock and the market price of Sprint Common Stock on the date that an agreement was reached with respect to the terms of the Investment. See "The Summary--Price Range of Sprint Common Stock."

  The 35% maximum premium is higher than the average premiums implied by the transactions reviewed by Dillon Read where certain public companies sold a minority equity stake ranging from 5% to approximately 12% of their common equity, with the exception of Henkel KGaA's acquisition of an 11.8% stake in Ecolab Inc. Dillon Read also reviewed four transactions where public companies sold in privately negotiated transactions an approximately 20% common equity stake to other companies and where comparable governance rights were granted:
British Telecommunications plc's ("BT") acquisition of a 20% common equity stake in MCI, British Telecom USA Holdings, Inc.'s ("BT USA") acquisition of a 19.7% common equity stake in McCaw Cellular Communications Inc. ("McCaw"), AT&T Corp.'s acquisition of a 20% common equity stake in Sun Microsystems, Inc., and British Airways Plc's acquisition of a 20% common equity stake in USAir Group, Inc. The implied premium in BT USA's acquisition of a 19.7% equity stake in McCaw based on McCaw's closing stock price on the day, week and month prior to the announcement of the transaction was 46%, 55% and 58%, respectively, which is higher than the maximum 35% premium implied by the Investment. The average of the implied premiums based on the previous day's, the previous week's and the previous month's closing stock price in the other three transactions reviewed, however, was 24%, 27% and 35%, respectively, which is in most cases lower than the maximum 35% premium implied by the Investment but higher than the 25% minimum premium that would be implied by the Investment if the Average Sprint Price is at or above $37.780 per share and at or below $38.963 per share, which is the point at which increases in the Average Sprint Price do not give rise to further increases in the purchase price per share and accordingly the premium would be less than 25%. Dillon Read believes that the most comparable transaction is the acquisition of a 20% common equity stake by BT of MCI. The premiums paid by BT based on the previous day's close, the previous week's close and the previous month's close of MCI's stock price were 24%, 25%, and 30%, respectively. The premium analysis described above would apply equally to the purchase of shares of Class A Common Stock following the Cellular Spin-Off, since the 25% to 35% premiums implied by the Investment are retained following the Cellular Spin-Off due to the adjustments made to the purchase price and the specified thresholds. Sprint's closing stock price on June 13, 1994, the business day prior to the public announcement that Sprint, FT and DT had entered into a Memorandum of Understanding, was $39 7/8. On June 22, 1995, the date on which Sprint, FT and DT announced the signing of the Joint Venture Agreement and the reaching of an agreement with respect to the terms of the Investment, Sprint's closing stock price was $34 7/8. Sprint's closing stock price on November 21, 1995, the date on which Dillon Read rendered its written opinion, was $39 1/8. If the Investment in Class A Common Stock were to occur on the date of this Proxy Statement, the implied premium of the Investment at $47.225 per share as compared to such closing stock price would be 20.7%. The implied premium of the Investment in Class A Common Stock at $47.225 per share if it were to occur on the date of this Proxy Statement compared to the Average Sprint Price for the twenty trading day period ended fifteen trading days before the date of this Proxy Statement ($36.256) would be 30.3%.

  Due to the number of factors which affect a company's stock price, Dillon Read believes that the premium to market analysis is less precise than the other analyses performed. In addition, the transactions reviewed by Dillon Read in the premium to market analysis are all based on fixed investment prices, as opposed to the formula pricing structure contemplated by the Investment. This different structure makes the comparison of the implied premiums somewhat less relevant. An analysis of the results of premium comparisons is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies analyzed and other factors that could affect the premium to market price that was paid for these companies in the transactions that are being compared to the Investment.

  Other Considerations. Dillon Read also analyzed the financial impact on Sprint of the Investment with respect to its income and cash flow statements and balance sheet. This analysis showed that holders of Sprint Common Stock prior to the Investment will, as a result of the Investment by FT and DT, incur a dilution in earnings per share based upon Sprint's internal projections for 1996 of approximately 3.4% (assuming the repayment of debt at a 8% pre-tax interest rate and excluding the impact of the expected results of the Joint Venture), assuming that FT and DT were to purchase 86,236,036 shares of Class A Common Stock on December 31, 1995 at a price of $47.225 per share and that the Cellular Spin-Off had not occurred as of such date. Depending on the circumstances, the issuance of the Class A Preference Stock could have a dilutive effect on earnings per share, but it is not expected that any such dilution would exceed the dilution which may result from the issuance of the Class A Common Stock. Sprint stockholders would incur a similar dilution in earnings per share assuming that the Investment takes place at a price below $47.225 due to any adjustment resulting from the Cellular Spin-Off (assuming values for the Cellular and Wireless Division of $2.4 billion to $2.8 billion, net of an assumed $1.4 billion of debt on the Cellular and Wireless Division). In either event, Sprint's debt to capitalization ratio, its earnings before interest, taxes, depreciation and amortization to interest ratio and its earnings before interest and taxes to interest ratio would improve as a result of the Investment.

  The summary set forth above does not purport to be a complete description of the analyses performed by Dillon Read. Dillon Read believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses or of the above summary, without considering all factors and analyses, could create an incomplete view of the processes underlying the analyses performed by Dillon Read in connection with its opinion. In performing its analyses, Dillon Read made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Sprint. The analyses performed by Dillon Read are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Additionally, analyses relating to the values of businesses do not purport to be appraisals or to reflect the prices at which businesses actually may be sold.

  Dillon Read is an investment banking firm engaged, among other things, in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities and private placements. The Sprint Board selected Dillon Read as its financial advisor because it is an internationally recognized investment banking firm and the principals of Dillon Read have substantial experience in transactions similar to this transaction and are familiar with Sprint and its business. Dillon Read has from time to time rendered various investment banking services to Sprint, including services as managing underwriter of public offerings of certain securities of Sprint. In addition, Dillon Read is acting as financial advisor to Sprint in connection with the Cellular Spin-Off.

  Pursuant to the terms of an engagement letter dated June 13, 1994, as amended, Sprint to date has paid Dillon Read $2,500,000 for acting as financial advisor in connection with the Transactions, including rendering its opinion. This amount is to be deducted from a fee equal to 0.26% of the aggregate amount of consideration committed to be paid to Sprint in connection with the Investment Transactions plus a fee equal to 0.13% of the amount by which such consideration is reduced due to the Cellular Spin-Off, payable at the time of the receipt of such consideration. No additional fees will be paid to Dillon Read for its opinion. Whether or not the Transactions are consummated, Sprint has also agreed to reimburse Dillon Read for its reasonable out-of-pocket expenses, including all reasonable fees and disbursements to counsel, and to indemnify Dillon Read and certain related persons against certain liabilities relating to or arising out of its engagement, including certain liabilities under federal securities laws. Dillon Read will not be additionally compensated for any solicitation of proxies by such firm on behalf of Sprint.

USE OF PROCEEDS

  Under the terms of the Investment Agreement, the Proceeds may be used for the repayment of indebtedness, funding Sprint's investment in the JV Entities, and other corporate purposes as determined by the Sprint Board. Sprint anticipates that a significant portion of the Proceeds will initially be used to repay debt consisting of commercial paper and bank loans. At September 30, 1995, approximately $2.1 billion principal amount of commercial paper and bank loans was outstanding at interest rates ranging from 5.80% to 7.07%. Approximately $943 million of such debt was incurred to fund Sprint's investment in the Sprint Telecommunications Venture and approximately $986 million was incurred in the payment at maturity and the redemption prior to maturity of long term debt in 1994 and 1995. The balance of the Proceeds will be available to Sprint for general corporate purposes and to pursue strategic investments and acquisitions. Pending such use, the Proceeds may be invested in short-term securities.

  Sprint does not currently have any firm commitments or understandings regarding the use of the Proceeds other than reducing debt. The amount of debt that will be repaid is dependent on the amount and the timing of receipt of the Proceeds and cannot be determined as of the date of this Proxy Statement. In addition to reducing debt, Sprint anticipates that it will utilize the Proceeds
(i) in connection with the Sprint Telecommunications Venture; (ii) to pursue, through ventures, acquisitions or otherwise, the development of Sprint's global telecommunications business; and (iii) to pursue, through ventures, acquisitions or otherwise, opportunities in other emerging telecommunications markets. Sprint estimates that its total cash contributions to the Sprint Telecommunications Venture, including amounts already contributed, will be approximately $2 billion over the first three years of the venture's operations.

  The intended use of the Proceeds is expected to initially dilute the per share earnings of Sprint after giving effect to the sale of Class A Stock. There can be no assurance that Sprint will be successful in its efforts to utilize the Proceeds in a manner that contributes to the profitable growth of its business or that will not dilute the per share earnings or equity of Sprint in the long term. In addition, the Class A Holders, for a period of time after the Initial Issuance Date, will have the right to disapprove acquisitions of businesses or assets by Sprint for cash or debt securities having a maturity of less than one year if such acquisitions involve amounts in excess of specified percentages of Sprint's market capitalization. See "Investment Agreement and Related Investment Documents--Terms of the Class A Stock--Disapproval Rights."

PRO FORMA SUPPLEMENTAL EARNINGS PER SHARE INFORMATION

  Subject to the terms and conditions of the Investment Agreement, FT and DT (and/or certain of their designated subsidiaries) will purchase from Sprint an aggregate of 86,236,036 shares of Class A Common Stock, representing approximately 20% of the outstanding shares of Sprint Common Stock and Class A Common Stock after giving effect to such issuance. Proceeds from such sale will aggregate up to an estimated

$4.2 billion, depending on the market price of Sprint Common Stock and whether the Cellular Spin-Off is effected. Such proceeds may be used for the repayment of indebtedness, general corporate purposes and to pursue strategic investments and acquisitions. Pending such use, the funds may be invested in short-term securities. Assuming maximum potential proceeds of $4.2 billion were initially used to repay approximately $2.1 billion of debt outstanding at September 30, 1995 (see "Use of Proceeds"), with excess proceeds invested in short-term securities, and the Class A Common Stock issuance, debt repayment, and investment in short-term securities are assumed to have taken place as of January 1, 1994, Sprint's earnings per share from continuing operations would have decreased from $2.53 per share to $2.39 per share for the year ended December 31, 1994, and from $2.10 per share to $1.96 per share for the nine months ended September 30, 1995. To the extent that proceeds from the issuance of Class A Common Stock are less than $4.2 billion, earnings per share from continuing operations for the indicated periods would be subject to additional dilution. Additionally, to the extent excess proceeds are applied to other general corporate purposes or strategic investments and acquisitions, indicated earnings per share could increase or decrease based on the nature of such application.

  Under the terms and conditions of the Investment Agreement, if the First Closing Average Sprint Price is below a specified threshold, FT and DT will make an interim investment and initially purchase only $1.5 billion of Class A Preference Stock. This Class A Preference Stock is not a common stock equivalent, and accordingly, potential dilution associated with the Class A Preference Stock would be limited to the dividend rate on the Class A Preference Stock (see "Investment Agreement and Related Investment Documents-- Terms of the Class A Stock--Terms of the Class A Preference Stock--Dividends"). Assuming proceeds from the issuance of the Class A Preference Stock were initially used to the extent possible to repay indicated debt outstanding at September 30, 1995, and such issuance and repayment is assumed to have taken place as of January 1, 1994, Sprint's earnings per share from continuing operations would have increased from $2.53 per share to $2.57 per share for the year ended December 31, 1994, and from $2.10 per share to $2.13 per share for the nine months ended September 30, 1995.

  At such time as FT and DT and their affiliates and associates become the beneficial owners of 20% of Sprint voting power, options to purchase approximately 2 million shares of Sprint Common Stock held by officers, other key employees and outside directors will become immediately exercisable. Assuming application of the treasury stock method in the calculation of common stock equivalents, Sprint does not believe this event will have a significant impact on its reported earnings per share.

SOURCE OF FUNDS

  Each of FT and DT will require funds in an aggregate of up to $2.1 billion (depending on the market price of Sprint Common Stock and whether the Cellular Spin-Off is effected) to purchase its share of the Class A Stock. FT has informed Sprint that it expects that such funds will be provided by cash on hand, borrowings or other sources, or a combination thereof. DT has informed Sprint that it expects that such funds will be provided by cash flow from current operations. The obligations of FT and DT under the Investment Agreement are not conditioned upon the ability of FT or DT to finance the Investment. According to FT's 1994 Annual Report, at December 31, 1994, FT had consolidated gross assets of 433.1 billion French francs and equity of 136.3 billion French francs (U.S. $81.1 billion and U.S. $25.5 billion, respectively, using the exchange rate of U.S. $.18730 to 1 French franc quoted in The Wall Street Journal of January 3, 1995 as prevailing on December 30, 1994) before appropriation. According to DT's 1994 Annual Report, at December 31, 1994, DT had total assets of about 166 billion Deutschemarks and total liabilities (exclusive of capital, reserves, and provisions) of about 125 billion Deutschemarks (equal to approximately U.S. $107.5 billion and approximately U.S. $80.7 billion, respectively, at the exchange rate of 1.5488 Deutschemarks per U.S. $1.00 prevailing on December 31, 1994). The financial information for FT and DT disclosed in this section and elsewhere in this Proxy Statement is not based on U.S. generally accepted accounting principles. In the event a subsidiary of FT or DT listed in the Acquiring Person Statement is assigned the rights, interests or obligations under the Investment Agreement or delegated the performance thereunder, FT or DT, as the case may be, shall be jointly and severally liable with such subsidiary for all of its obligations thereunder as described in "Investment Agreement and Related Investment Documents--Purchase and Sale of Class A Stock--Assignment."

CERTAIN CONSIDERATIONS

  While the Sprint Board is of the opinion that the Investment Proposals are fair to, and their approval and adoption are advisable and in the best interests of, Sprint and its stockholders, Sprint stockholders should consider the following possible considerations in evaluating the Investment Proposals.

 Matters Relating to the Type, Amount and Price of Class A Stock.

  Although the specific formulae for determining such matters are provided for in the Investment Agreement, the type and amount of the Class A Stock to be issued and the price to be paid for the Class A Stock are not likely to be established by the date of the Special Meeting and such factors could vary significantly depending on the circumstances. In addition, under certain circumstances and within certain parameters, Sprint and/or FT and DT will have the discretion to determine the type and amount of Class A Stock to be issued. If the price of Sprint Common Stock falls below a certain level for a specified period of time prior to the issuance of Class A Stock, Sprint could elect to cause the Class A Common Stock to be purchased or the Conversion Price of the Class A Preference Stock to be set at a price substantially lower than the Target Price and while such purchase price or Conversion Price would be at a premium to the average market price at the time set, there is no lower limit on the price at which the purchase price or the Conversion Price could be set. Moreover, if the price of Sprint Common Stock exceeds a certain threshold for a specified period of time prior to the issuance of the Class A Stock, the Class A Stock would be purchased at little or no premium over such average market price. Finally, if the Cellular Spin-Off is consummated, the price of the Class A Common Stock or the Conversion Price of the Class A Preference Stock will be reduced by a factor that is based on the price of the common stock of Spinco.

 Antitakeover Impact.

  Disapproval Rights. The Class A Holders will be entitled to disapprove certain business combinations involving Sprint. See "Investment Agreement and Related Investment Documents--Terms of the Class A Stock--Disapproval Rights." Such disapproval rights could deter third party takeover proposals and could also reduce the price that a third party is willing to pay to acquire control of Sprint.

 Certain Changes of Control.

  Effect on the Joint Venture. The development and operation of the Joint Venture is expected to involve significant commercial interdependence and cooperation among Sprint, Sprint Sub, FT, DT and Atlas. Each of Sprint, Sprint Sub, FT, DT and Atlas will, through the Joint Venture, receive access to certain intellectual property of the other parties, and the governing boards of the JV Entities will consist of representatives of Sprint, FT, DT and Atlas. Accordingly, the Joint Venture Agreement provides for certain protections for the FT/DT Parties upon a Change of Control of Sprint. In particular, upon the occurrence of a Change of Control, the FT/DT Parties will obtain rights which will give them greater control over the Joint Venture. See "The Joint Venture-- Management and Control--Increased Control over the Joint Venture by the Sprint Parties or the FT/DT Parties."

  Following a Change of Control, the Sprint Parties may at any time, by written notice to the FT/DT Parties, offer to sell to them all, but not less than all, of the Venture Interests owned by the Sprint Parties for cash at the Appraised Value (as defined in "The Joint Venture--Effect of Change of Control") of such interests. If the FT/DT Parties do not accept such offer, the FT/DT Parties will lose the rights which give them greater control over the Joint Venture. In addition, during the two-year period commencing on the fifth anniversary of the occurrence of a Change of Control, the Sprint Parties will have the right to require the FT/DT Parties to purchase all, but not less than all, of the Venture Interests owned by Sprint for cash at the Appraised Value of such interests. Sprint will not receive increased control over the Joint Venture in the event of a change of control of FT or DT. See "The Joint Venture--Effect of Change of Control."

  If Sprint elects to sell all of its Venture Interests following a Change of Control, Sprint would cease to have the advantages afforded it as a participant in the Joint Venture. Should Sprint, in the alternative, elect not to sell, Sprint will effectively become a passive investor in the Joint Venture, unable to exercise control over its management. Either option could have a material adverse effect on Sprint, particularly if the strategic and operational significance of participation in the Joint Venture to Sprint increases over time as is currently anticipated by Sprint.

  Effect on Potential Transactions By Sprint. Under the Charter Amendments, so long as shares of Class A Stock are outstanding, the Class A Holders will have the right to disapprove any merger or other business combination resulting in a Change of Control unless the surviving corporation expressly assumes certain of the obligations to the Class A Holders with respect to the Long Distance Assets under the Charter Amendments and the Stockholders' Agreement and the provisions of the Registration Rights Agreement and agrees to be bound by certain provisions of the Joint Venture Agreement relating to the ability of the FT/DT Parties to obtain increased control over the Joint Venture. In addition, so long as shares of Class A Stock are outstanding, if Sprint determines to sell all or substantially all of its assets or not to oppose a third-party tender, exchange or other purchase offer for more than 35% of Sprint's voting power or to sell control of Sprint or to effect a merger or other business combination, the result of which would be a 35% or larger stockholder (other than FT and DT and certain majority-owned subsidiaries of FT and/or DT which satisfy certain criteria ("Qualified Subsidiaries")) in the resulting entity (an "Acquisition Proposal"), Sprint will be required under the Charter Amendments and the Stockholders' Agreement to conduct such transaction in accordance with reasonable procedures to be determined by the Sprint Board, and permit FT and DT to participate in that process on a basis no less favorable than that granted any other participant. See "Investment Agreement and Related Investment Documents--Change of Control Provisions--Participation by FT and DT Upon Decision by the Sprint Board to Sell Sprint." These provisions could deter third party takeover proposals.

  In addition, if Sprint decides to proceed with a transaction involving an Acquisition Proposal, if a Change of Control involving hostile action occurs or if there is an acquisition by a person other than the Class A Holders of more than 20% of Sprint's voting power, each of the Class A Holders will have the right to transfer its shares free of certain of the restrictions on transfer set forth in the Stockholders' Agreement, unless Sprint exercises the right it will have in certain circumstances to elect to redeem all of the outstanding shares of Class A Preference Stock at a time when the price at which each share of Class A Preference Stock will convert into Class A Common Stock has not yet been fixed. See "Investment Agreement and Related Investment Documents-- Transfer Restrictions--Termination of Transfer Restrictions." Upon such a transfer, the shares of Class A Stock will automatically convert to shares of Sprint Common Stock. The ability of the Class A Holders to transfer shares of Class A Stock free of the transfer restrictions could adversely affect the price of the Sprint Common Stock. Moreover, if the Sprint Board determines to effect a transaction involving a Change of Control, the standstill provisions applicable to FT and DT will terminate.

  Finally, if a Change of Control occurs, the Class A Holders will not be obligated to proceed with any additional purchases of Class A Stock which would have been required under the Investment Agreement. See "Investment Agreement and Related Investment Documents--Conditions to the First Closing" and "-- Conditions to Article IV Closing."

  Exclusionary Tender Offer. Under the Charter Amendments, in addition to the rights of the Class A Holders upon a Change of Control, if the Sprint Board determines not to oppose a tender offer by a person other than FT, DT or their respective affiliates for 35% or more of Sprint voting power which does not permit the Class A Holders to sell an equal or greater percentage of their shares as the other holders of Sprint voting securities are permitted to sell (an "Exclusionary Tender Offer"), the Class A Holders will have the right (but not the obligation) to cause the conversion into Sprint Common Stock of all or part of the shares of Class A Stock held by the Class A Holders. Upon such election each share of Class A Common Stock so designated will automatically convert into one duly issued, fully paid and nonassessable share of Sprint Common Stock and each share of Class A Preference Stock will automatically convert into, generally, a number of shares of Sprint Common Stock equivalent to the number of shares of Class A Common Stock into which it would be convertible. See "Investment Agreement and Related Investment Documents--Terms of the Class A Stock." Because a third party effecting an Exclusionary Tender Offer could be required to purchase such shares from the Class A Holders in order to achieve such third party's desired level of ownership of Sprint Common Stock, this provision could deter third party takeover proposals and could also reduce the price that a third party is willing to pay to acquire control of Sprint.

  In the event of an Exclusionary Tender Offer in which the Class A Holders do not elect to convert their shares of Class A Stock into Sprint Common Stock as described above, upon the completion of the purchase by a third party of securities representing not less than 35% of the Sprint voting power in such Exclusionary Tender Offer, the Class A Holders will, under the Stockholders' Agreement, have the option to require Sprint to purchase at the tender offer price all, but not less than all, of the shares that they were unable to tender on the same basis as the other stockholders, unless under the terms of the tender offer such Class A Holders are entitled to receive publicly traded securities and/or cash in an equivalent amount in a business combination transaction required to be effected within 90 days after the consummation of the tender offer. Because Sprint may be required to redeem Class A Stock at the tender offer price, or the third party making such tender offer may be compelled to purchase such shares at the tender offer price to avoid such redemption, this provision could deter third party takeover proposals and could also reduce the price that a third party is willing to pay to acquire control of Sprint. See "Investment Agreement and Related Investment Documents--Change of Control Provisions--Effect of Exclusionary Tender Offer."

  Right of First Offer with Respect to Long Distance Assets. During the Initial Period, no sale of Long Distance Assets with a Cumulative fair market value equal to or in excess of 5% of the fair market value of the Long Distance Assets may be consummated by Sprint if it is disapproved by the Class A Holders. Following the Initial Period and prior to the tenth anniversary of the Initial Issuance Date, subject to certain exceptions, FT and DT will have a right of first offer with respect to proposed dispositions by Sprint of Long Distance Assets with a Cumulative fair market value equal to or in excess of 30% of the fair market value of the Long Distance Assets. The existence of these rights could deter third party takeover proposals to the extent such proposals would involve a sale of the Long Distance Assets. See "Investment Agreement and Related Investment Documents--Disapproval Rights--Long Distance Assets" and "--Right of First Offer with Respect to Long Distance Assets."

  Authorization of Additional Shares of Capital Stock. The authorization of additional shares of capital stock pursuant to the Charter Amendments also may have certain antitakeover effects. See "Charter Amendments and Bylaw Amendments--Charter Amendments--Increase in Number of Authorized Shares."

  Existing Provisions in the Articles of Incorporation and the Bylaws. In addition to the Charter Amendments and the Bylaw Amendments, certain existing provisions of the Articles of Incorporation and the Bylaws and certain provisions of the Kansas General Corporation Code (the "KGCC") may discourage tender offers or takeover attempts. See "Information Concerning Sprint-- Antitakeover Provisions Applicable to Sprint."

  Board Representation; Disapproval Rights. As a general rule, beginning on the Initial Issuance Date, the Class A Holders will be entitled to representation on the Sprint Board that is roughly proportionate to the percent of the Sprint voting power owned by the Class A Holders. For example, if the full investment in Class A Common Stock is made on the Initial Issuance Date and assuming the size of the Sprint Board is fifteen, the holders of the Class A Common Stock would initially elect three of fifteen directors. Moreover, the Class A Holders are entitled to elect a minimum of two directors generally so long as the percentage of Sprint voting power owned by them, plus the percentage they are committed to purchase (collectively, and determined on a basis that includes as outstanding the shares they are committed to purchase, the "Committed Percentage"), is 10% or greater, or if the Class A Preference Stock is outstanding and the Investment Completion Date has not occurred, as long as the Class A Holders own Class A Preference Stock with a liquidation value of at least $1.5 billion (or a lesser amount which may result from a required sale by the Class A Holders of Class A Preference Stock pursuant to the Stockholders' Agreement in order for Sprint to comply with Section 310 of the Communications Act). See "Investment Agreement and Related Investment Documents--Terms of the Class A Stock--Board Representation."

  Pursuant to the terms of the Class A Stock, the Class A Holders will have the right for specified periods of time to disapprove the taking of certain actions by Sprint. These disapproval rights may limit the ability of Sprint to engage in certain business transactions or make certain changes to its governing documents. These rights will include the right to disapprove certain transactions relating to the Long Distance Assets, Major Issuances and certain transactions involving Major Competitors of FT/DT. See "Investment Agreement and Related Investment Documents--Terms of the Class A Stock--Disapproval Rights."

  In electing directors and voting their shares of Class A Stock with respect to other matters and exercising disapproval rights and all other rights of the Class A Holders pursuant to the Charter Amendments, the Investment Agreement and the Stockholders' Agreement, FT and DT may have interests that diverge from or even conflict with those of Sprint. The Charter Amendments provide that the shares of Class A Common Stock will convert into shares of Sprint Common Stock (or, if any shares of Class A Preference Stock are outstanding, the Fundamental Rights associated with such shares will terminate) if, among other things, (i) the ownership of the Class A Holders in Sprint falls below certain specified thresholds (and, in certain circumstances, remains below such thresholds for certain periods of time), or (ii) subject to certain exceptions, any of the FT/DT Parties is found to have breached certain specified provisions of the Investment Agreement, the Related Investment Documents, the Joint Venture Agreement or the Related Joint Venture Documents. See "Investment Agreement and Related Investment Documents--Terms of the Class A Stock-- Conversion of the Class A Common Stock; Termination of Fundamental Rights." Such potential conflicts of interest also are addressed by (i) provisions of the Stockholders' Agreement relating to the role of the directors elected by the Class A Holders (the "Class A Directors") in making determinations with respect to certain matters considered by the Sprint Board following termination of the Joint Venture (see "Investment Agreement and Related Investment Documents--Terms of the Class A Stock--Board Representation"), and (ii) the constraints placed on FT and DT under the Standstill Agreement (see "Investment Agreement and Related Investment Documents--Standstill Agreement").

  FCC Redemption Provision; Possible Redemption of Shares Held by Aliens. The Charter Amendments would, among other things, allow Sprint to redeem outstanding shares of Sprint Common Stock and, in certain circumstances, Class A Stock if necessary to comply with the foreign ownership limitations set forth in Section 310 of the Communications Act (such provision of the Charter Amendments is referred to as the "FCC Redemption Provision"). Section 310 of the Communications Act currently provides, among other things, that, absent an order of the Federal Communications Commission (the "FCC") expressly permitting a higher level of foreign ownership, if more than 25% of Sprint's capital stock is owned of record or voted by Aliens, the FCC may revoke certain licenses if it finds that such revocation is in the public interest. "Alien" means "aliens," "their representatives," "a foreign government or representatives thereof" or "any corporation organized under the laws of a foreign country," as those terms are used in Section 310 of the Communications Act.

  Based upon the results of a survey of Sprint's public stockholders as of May 31, 1994 conducted in a manner that the FCC has previously found to be acceptable for such survey, and assuming that FT and DT had then been issued shares of Class A Common Stock representing 20% of the Sprint voting power outstanding after such issuance, the aggregate foreign ownership of Sprint's outstanding capital stock (including shares owned by FT and DT) at such time would have equaled 24.97 percent, plus or minus 1.67 percent (at a survey confidence level of 97.5 percent). Although Sprint has filed a Petition for Declaratory Ruling with the FCC requesting, among other things, that the FCC permit up to 28% of Sprint's capital stock to be owned by Aliens, Sprint cannot predict whether the FCC will grant such request. See "Investment Proposals-- Regulatory Approvals--United States Communications Act."

  If at any time following the Initial Issuance Date the percentage of Sprint's outstanding capital stock owned by Aliens were to exceed 25% or such greater percentage as may be permitted by an FCC order or otherwise, under the FCC Redemption Provision Sprint could redeem shares of Sprint Common Stock and Class A Stock held by Aliens, except that Class A Stock may only be redeemed at a time when, and to the extent that, the percentage of Sprint voting power held by the Class A Holders exceeds 20%. Sprint Common Stock may be redeemed pursuant to the FCC Redemption Provision at a price equal to the fair market value of such shares, except that (i) the redemption price in respect of any shares purchased by any Alien after November 21, 1995 and within one year of the redemption date will not (unless otherwise determined by the Sprint Board) exceed the purchase price paid for such shares by such person and (ii) the redemption price payable to the Class A Holders will be governed by the provisions described in "Charter Amendments and Bylaw Amendments-- Charter Amendments--Possible Redemption of Shares of Sprint Common Stock and Class A Stock Held by Aliens." If Sprint were to redeem shares of Sprint Common Stock and Class A Stock in order to comply with Section 310 of the Communications Act, the shares to be redeemed would be selected in a manner determined by the Sprint Board, which may include selection first of the most recently purchased shares, selection by lot or selection in any other manner determined by the Sprint Board to be equitable, provided that the Sprint Board would, to the fullest extent permitted by law, redeem shares of Sprint Common Stock before redeeming shares of Class A Stock. See "Charter Amendments and Bylaw Amendments--Charter Amendments--Possible Redemption of Shares of Sprint Common Stock and Class A Stock Held by Aliens."

  The operation of the FCC Redemption Provision could cause stockholders who are Aliens to dispose of shares of Sprint Common Stock at a time when such stockholders would not otherwise desire to effect such a disposition. In addition, the FCC Redemption Provision could have an adverse effect on the price of Sprint Common Stock to the extent that Aliens are discouraged from purchasing or holding shares of Sprint Common Stock due to these provisions. See "Charter Amendments and Bylaw Amendments--Charter Amendments--Possible Redemption of Shares of Sprint Common Stock and Class A Stock Held by Aliens" and "Investment Proposals--Regulatory Approvals--United States Communications Act."

  Major Competitors. During the ten-year period following the Initial Issuance Date, Sprint may not consummate any transaction or take any other action that would result in, or is taken for the purpose of encouraging or facilitating, a Major Competitor of FT/DT having, or being granted by Sprint, any right, permission or approval to acquire (other than pursuant to a Strategic Merger) 10% or more of the outstanding Sprint voting power if such transaction or action is disapproved by the Class A Holders. If the transaction or action involves a Strategic Merger, the Class A Holders must be accorded certain rights if upon the consummation of such transaction a Major Competitor of FT/DT holds 20% or more of the outstanding Sprint voting power. In addition, if such Major Competitor has been granted rights by Sprint equivalent or superior to the board representation rights of the Class A Holders, the disapproval rights of the Class A Holders, the rights with respect to Major Competitors of FT/DT, the right of first offer with respect to Long Distance Assets, the equity purchase rights of the Class A Holders, and the protections provided to the Class A Holders in the event of a Change of Control or Exclusionary Tender Offer (collectively, the "Minority Rights"), then for a period of five years following the date of closing of such transaction, the FT/DT Parties will obtain rights which will give them greater control over the Joint Venture. See "Investment Agreement and Related Investment Documents--Disapproval Rights-- Major Competitors."

  Limits on Sprint's Ability to Pursue Certain Opportunities. By entering into the Investment Agreement, the Related Investment Documents, the Joint Venture Agreement and the Related Joint Venture Documents, Sprint will be limited in its ability to pursue certain opportunities with parties other than FT, DT and Atlas. The disapproval rights of the Class A Holders either restrict the ability of Sprint to enter into certain transactions or require Sprint to provide certain rights to the Class A Holders in connection therewith. In addition, the Investment Agreement and the Joint Venture Agreement contain provisions that will restrict the ability of Sprint to enter into certain transactions with Major Competitors of FT/DT. See "Investment Agreement and Related Investment Documents--Terms of the Class A Stock--Disapproval Rights-- Major Competitors." Moreover, the Joint Venture Agreement specifies whether FT, DT, Atlas or Sprint may provide services and products offered by the Joint Venture in each part of the world. As a result, Sprint's ability to take advantage of an opportunity to offer such services or products directly or through arrangements with a third party is restricted. See "The Joint Venture--Joint Venture Structure." The Joint Venture Agreement also contains certain noncompetition provisions applicable to Sprint. See "The Joint Venture-- Other Activities of the Joint Venture Parties and the Joint Venture--Noncompetition." If Sprint determines to terminate the Joint Venture, the Sprint Parties could be required to sell their interests in the Joint Venture to the FT/DT Parties, resulting in the loss by Sprint of certain of its international businesses. Sprint may subsequently be limited in its ability to engage in similar businesses. See "The Joint Venture--Termination of the Joint Venture."

  Ownership of FT by the Republic of France and of DT by the Federal Republic of Germany; Effect of Privatization. The Republic of France is currently the owner of FT, and the Federal Republic of Germany is currently the sole shareholder of DT. The Republic of France and the Federal Republic of Germany may have interests that diverge from or even conflict with those of Sprint and may seek to influence the exercise by FT or DT, as the case may be, of its disapproval rights and other rights under the Investment Agreement, the Related Investment Documents, the Charter Amendments, the Joint Venture Agreement and the Related Joint Venture Documents, including in a manner that could be inconsistent with the interests of Sprint and the other Sprint stockholders. See "--Board Representation; Disapproval Rights." In addition, although each of FT and DT is subject to certain restrictions with respect to a sale of its voting securities to a Major Competitor of Sprint (see "The Joint Venture-- Effect of Acquisition by a Major Competitor--Sale of Interests in FT or DT to a Major Competitor of Sprint"), the Republic of France and the Federal Republic of Germany may sell their voting securities of FT or DT, as the case may be, to purchasers of their choosing, which may include Major Competitors of Sprint.

  Moreover, the Republic of France and the Federal Republic of Germany could also privatize FT or DT, as the case may be, or changes in the French or German government or changes in the policies of those governments could occur. Earlier in 1995, DT announced its intention to consider increasing its share capital by up to 50% by issuing new shares of its common stock. If DT increases its share capital by the full 50%, and if DT's current shareholder, the Federal Republic of Germany, does not participate in the capital increase, the shareholding of the Federal Republic of Germany in DT would decrease to 66 2/3% following such capital increase. The Federal Republic of Germany has previously announced its intention not to participate in the capital increase but to remain a majority shareholder of DT for the time being. No assurances can be given that DT will go forward with a capital increase, either on the terms originally announced or at all, or that the expected conditions precedent to such a share issuance can be satisfied. In addition, according to publicly available reports, the French government has from time to time considered the possible privatization of FT, and the French government may consider such privatization in the future. Such privatization could take a number of forms, including the sale of a minority interest in FT pursuant to a public offering or to one or more private parties. There can be no assurances regarding whether FT will or will not be privatized or, if such privatization is effected, the form which any such privatization would take. See "Information Concerning FT, DT and Atlas."

  No assurances can be given that any such privatization or change in ownership, government or policy would not result in changes to (i) the business strategies of FT or DT, as the case may be, including changes that de-emphasize its international pursuits, (ii) the manner in which FT or DT, as the case may be, exercises its disapproval rights and other rights under the Investment Agreement, the Related Investment Documents, the Charter Amendments, the Joint Venture Agreement and the Related Joint Venture Documents, or (iii) FT's or DT's, as the case may be, relationship with Sprint.

   Dilutive Effects. The Investment Agreement contemplates the issuance by Sprint of a substantial amount of Class A Stock. This issuance will dilute the voting rights of existing holders of Sprint Common Stock and will have the effect of diluting the ownership interests of the existing holders of Sprint Common Stock. In addition, as described in "Investment Proposals--Opinion of Financial Advisor," based on certain assumptions, the Investment will result in short-term dilution in the earnings per share of Sprint. The Class A Common Stock will share ratably in dividends and liquidating distributions with Sprint Common Stock and the dividends on the Class A Preference Stock will in most circumstances be based on the dividend paid on the Sprint Common Stock. In addition, following the Investment Completion Date, for so long as the Class A Holders maintain an aggregate Committed Percentage of at least 10%, the Class A Holders will have the right, unless such right has been terminated in certain circumstances, subject to certain restrictions, to maintain their proportionate ownership of Sprint's equity securities through the exercise of certain equity purchase rights in respect of new issuances of voting securities of Sprint and options, warrants, rights and other securities convertible into or exchangeable for such voting securities. See "Investment Agreement and Related Investment Documents--Equity Purchase Rights." The issuance of additional securities pursuant to the exercise of such purchase rights may also have the dilutive effects described above on the current holders of Sprint Common Stock.

  Interests of Certain Persons in the Transaction. FT and DT have agreed with Sprint that so long as the Joint Venture is in effect, FT and DT will cause to be elected to the governing board of Atlas a candidate designated by Sprint and reasonably acceptable to FT and DT. Although the identity of the candidate has not been determined, Sprint expects that its designee to the Atlas governing board will be an executive officer of Sprint.

  Under Sprint's employee stock option plans, Sprint grants options to purchase Sprint Common Stock to executives and key employees of Sprint and its subsidiaries at 100% of the market value of the shares subject to the options on the date of grant. The options become exercisable by the optionee over a period of years; generally, 25% of the total number of shares subject to an option become exercisable one year from date of grant and 25% on each of the three succeeding anniversaries, although some grants are subject to a different vesting schedule. Each grant contains a provision that, with certain limited exceptions, if a "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act) of securities of Sprint representing 20% or more of the Sprint voting power, all options outstanding for more than one year immediately vest and become exercisable. With respect to grants made after June 14, 1994 (the date of the Memorandum of Understanding), the Investment Transactions were excepted from this provision.

  In addition, under the Sprint Long-Term Stock Incentive Program, which was approved by Sprint stockholders in 1989, each director of Sprint who is not also an employee of Sprint is granted an option to purchase 2,000 shares of Sprint Common Stock each year on the date of the annual stockholders meeting. 500 of the shares subject to each option become exercisable on December 31 of the year of grant and 500 on December 31 of each of the three succeeding years. Any option outstanding for more than one year becomes immediately exercisable in the event a person becomes the beneficial owner of securities of Sprint representing 20% or more of the Sprint voting power.

  At such time as FT and DT and their affiliates and associates become the beneficial owners of 20% of the Sprint voting power, the relevant provisions described above under Sprint's employee stock option plans and Long-Term Stock Incentive Program will be triggered and all outstanding options subject to these provisions which have not previously vested will become exercisable. At August 31, 1995, there were a total of 479,000 shares covered by options subject to these provisions and held by directors and executive officers of Sprint that had not vested. These options had exercise prices ranging from $24.0625 per share to $36.6875 per share and become exercisable at various times commencing December 31, 1995 and ending December 31, 1998. At August 31, 1995, one former executive officer held options for 13,750 shares subject to these provisions. These options had exercise prices of either $30.8125 per share or $36.6875 per share and become exercisable at various times commencing February 11, 1996 and ending February 11, 1998.

  Under Sprint's Restricted Stock Plan, Sprint grants awards of Sprint Common Stock to certain key executives of Sprint and its subsidiaries. The grantee is entitled to vote the shares of stock received and to receive dividends on the shares of stock, but may not dispose of the shares for a period of time. Certain grants contain a provision similar to the one contained in the option grants which specifies that, if a person becomes the beneficial owner of securities of Sprint representing 20% or more of the Sprint voting power, and if the grantee of the restricted stock is terminated within one year of such event, the restrictions on the divestiture of the restricted shares lapse. At August 31, 1995, there were an aggregate of 43,500 shares held by executive officers that were subject to restrictions on divestiture which would lapse if the provision is triggered. If the provision is not triggered, the restrictions lapse at various times beginning November 9, 1995 and ending July 7, 1998.

  Sprint has contingency employment agreements with four of its executive officers that provide for separation pay and benefits if employment is involuntarily terminated during a three year period following the date a person acquires beneficial ownership of securities representing 20% or more of the Sprint voting power. Benefits include monthly salary payments for 35 months (or until the officer reaches age 65 if this occurs earlier) and three payments each equal to the highest short-term plus the highest long-term incentive compensation awards received during the three years preceding termination. In addition, life, disability, medical and dental insurance coverages will be provided for 35 months, retirement benefits will be determined assuming three years of additional service and no early retirement pension reduction will be imposed. If any excise tax is imposed on the separation pay and benefits, the agreements provide that Sprint will make the executive whole with respect to any additional taxes due.

REGULATORY APPROVALS

  In General. Each of Sprint, FT and DT has undertaken in the Investment Agreement and the Joint Venture Agreement, as applicable, to make all necessary filings relating to the Investment Transactions and the Joint Venture Transactions under the Communications Act, the HSR Act, applicable U.S. state telecommunications regulatory laws, applicable EU competition laws and applicable French and German laws and generally each is obligated to use its reasonable efforts to furnish, as promptly as practicable, all information and documents reasonably required to obtain approvals under such laws and to otherwise cooperate in all reasonable respects with the applicable regulatory authorities in order to obtain all required regulatory approvals in as expeditious a manner as possible. Sprint, FT and DT also filed a voluntary notification under Section 721 of the Defense Production Act of 1950, as amended (the "Exon-Florio Amendment"), and Sprint has filed with the Defense Investigative Service necessary documents to demonstrate that foreign ownership, control or influence ("FOCI") of Sprint will not result from the Investment Transactions.

  In addition, the formation by FT and DT of Atlas is a condition to the consummation of the Transactions. Each of FT and DT generally is obligated to make all necessary filings in connection with the formation of Atlas under applicable laws, including EU competition laws and French and German laws, and to use its reasonable efforts to obtain all required regulatory approvals for the formation of Atlas.

  There can be no assurance that FT and DT will be able to obtain all necessary regulatory approvals or other regulatory actions that are required to form Atlas, or that Sprint, FT and DT will be able to obtain all necessary regulatory approvals or other regulatory actions that are required to consummate the Transactions. Furthermore, it is possible that any one or more of such regulatory approvals or other regulatory actions may impose conditions on Sprint, FT or DT or may be conditioned on material modifications being made to the terms of the Transactions or the receipt of undertakings from Sprint, FT or DT. Each of Sprint, FT and DT has agreed to use its respective reasonable efforts to resolve such objections, if any, as the applicable regulatory authorities may assert with respect to the Transactions.

  If any proceeding is instituted challenging the Transactions, Sprint, FT and DT have agreed to consult promptly with each other to determine the most appropriate response to such proceeding and to cooperate in all reasonable respects with any party subject to such proceeding, provided that the decision whether to initiate, and the control of, any proceeding involving any party will remain within the sole discretion of such party. Generally, none of the parties is required to agree to or comply with a "Burdensome Condition" which affects such party directly or indirectly. Although there are certain differences between the definition used in the Investment Agreement and the definition used in the Joint Venture Agreement, a "Burdensome Condition" is defined generally to mean any requirement or condition that (i) imposes any material limitation on the ability or right of Sprint, FT, DT or any of their respective subsidiaries to hold, or requires any of them to dispose of, any material interest in any material portion of the assets of Sprint, FT or DT and their respective subsidiaries, as the case may be, taken as a whole, (ii) imposes any material limitation on the ability or right of Sprint, FT, DT or any of their respective subsidiaries to conduct any business (other than the Transactions or the transactions contemplated in connection with the formation of Atlas) which has been publicly announced and which is material to Sprint, FT or DT and their respective subsidiaries, as the case may be, taken as a whole, (iii) materially limits the ability of Sprint, Sprint Sub, FT, DT or Atlas to acquire or hold, or requires any of them to dispose of, any material interest in the GBN Group or a Regional Operating Group, (iv) materially limits the ability or right of Sprint, Sprint Sub, FT, DT or Atlas to exercise its governance rights with respect to the Joint Venture or any of the JV Entities, (v) otherwise would have a material adverse effect on the Joint Venture or would be materially adverse to the ability of Sprint, Sprint Sub, FT, DT or Atlas to receive the economic benefits of the Joint Venture, (vi) materially limits the ability or right of either FT or DT to acquire or hold or dispose of any shares of Class A Stock, (vii) materially limits the ability or right of FT or DT to exercise its rights relating to, or receive the economic benefits of, the Investment, (viii) materially and adversely affects the ability of Sprint, FT or DT to perform its obligations under, or puts in doubt in any material respect the validity of, the Investment Agreement, the Related Investment Documents, the Bylaws as amended by the Bylaw Amendments or the Articles of Incorporation as amended by the Charter Amendments, (ix) otherwise would have a material adverse effect on Sprint, FT or DT and its respective subsidiaries taken as a whole, or (x) in the case of FT and DT, would affect materially and adversely the intrinsic value of an investment in Sprint's equity securities. Any disputes regarding whether a Burdensome Condition has been suffered by a party that cannot be mutually resolved by Sprint, FT and DT would be resolved through litigation (in the case of disputes under the Investment Agreement), arbitration (in the case of disputes under the Joint Venture Agreement) or, if mutually agreed upon by the parties, other appropriate dispute resolution mechanisms.

  Subject to applicable law, if the Sprint stockholders approve the Investment Proposals, the Sprint Board reserves the right to amend the Investment Agreement, the Related Investment Documents, the Joint Venture Agreement and the Related Joint Venture Documents, with the agreement of FT and DT, without further stockholder action and for any reason, including in order to obtain receipt of necessary regulatory approvals in a timely manner.

  United States Communications Act. Certain subsidiaries of Sprint hold radio licenses granted by the FCC that are material to the business of Sprint and its subsidiaries. Section 310(b)(4) of the Communications Act permits the FCC to revoke such licenses if, among other things, more than 25% of the capital stock of Sprint is owned of record or voted by Aliens and the FCC finds that the public interest would be served by such revocation. Section 310(d) of the Communications Act requires FCC approval prior to the transfer of control of any entity such as Sprint which owns subsidiaries which hold common carrier radio licenses.

  On October 14, 1994, Sprint, FT and DT filed a petition for declaratory relief with the FCC requesting written confirmation from the FCC that (i) the Investment Transactions do not result in a transfer of control within the meaning of Section 310(d) of the Communications Act, (ii) a level of foreign ownership in Sprint of up to 28% is not inconsistent with the public interest, and (iii) the Investment Transactions are not otherwise inconsistent with the public interest.

  A number of interested parties, primarily competitors of Sprint and potential competitors of the Joint Venture, filed comments in opposition to Sprint's petition with the FCC on November 11, 1994. In their comments, AT&T Corp., MCI and BT North America Inc. urge the FCC to adopt a reciprocal market access test in assessing the transactions and to delay approval of Sprint's petition until French and German markets are open to competition. Sprint filed its reply to these comments with the FCC on December 5, 1994.

  On August 4, 1995, the FCC, by public notice, asked for supplemental comment by interested parties on the Investment Agreement, the Related Investment Documents and the Joint Venture Agreement. On September 1, 1995, supplemental comments were filed with the FCC, again primarily by competitors of Sprint and potential competitors of the Joint Venture. These supplemental comments reflect positions similar to those contained in the opposing comments filed in November 1994. Sprint, FT and DT submitted reply comments on September 15, 1995.

  On February 17, 1995, the FCC released a Notice of Proposed Rulemaking ("NPRM") in which it proposed to adopt rules for the review and approval of the participation by foreign carriers in the U.S. telecommunications market. The proposed rules provide that the FCC shall determine whether it is in the public interest when a foreign carrier seeks to enter the U.S. market by applying for a license or acquiring 25% or more of a licensed U.S. carrier. The FCC may also review transactions involving less than 25% ownership of a U.S. carrier if the amount is significant and raises public interest concerns. When assessing the public interest, the FCC shall consider whether the home country of the foreign carrier provides "equivalent competitive opportunities" to U.S. carriers. These proposed rules are scheduled to be addressed by the FCC in late November 1995, and may be adopted at that time. There is no assurance that the FCC will or will not adopt these rules or that, if adopted, the rules would or would not apply to Sprint or materially affect the manner by which the FCC assesses the Transactions.

   Sprint has taken all the preliminary steps required to allow the FCC to evaluate the Transactions. It is expected that the FCC will consider the Transactions prior to December 31, 1995. However, there can be no assurance that the FCC will consider the Transactions prior to such time. While Sprint believes that the Investment, and the resulting foreign ownership in Sprint, is consistent with the public interest and does not require approval pursuant to
Section 310(d), Sprint cannot predict the outcome of the petition filed with the FCC nor can it predict with any certainty the timing of receipt of approvals or the type and extent of the conditions which may be imposed by the FCC. Failure to obtain the requested ruling could have an adverse impact on the ability of Sprint, FT and DT to consummate the Investment Transactions. Note in this context that in 1994, the FCC approved the acquisition of 20% of MCI by British Telecommunications Plc, raising the permitted level of foreign investment in MCI to 28%. In August 1995, the FCC granted MCI's request to allow foreign ownership of MCI to rise to 35% from its former limit of 28%.

  United States Antitrust Laws. Under the HSR Act and the rules promulgated thereunder by the Federal Trade Commission (the "FTC"), the Transactions may not be consummated until notifications have been given and certain information has been furnished to the FTC and the Antitrust Division of the Department of Justice (the "Antitrust Division") and the applicable waiting period has expired or been terminated. On July 18 and 19, 1994, Sprint, FT and DT filed notification and report forms under the HSR Act with the FTC and the Antitrust Division relating to the Transactions. On August 18, 1994, the Antitrust Division, as part of its investigation and review of the Transactions, issued a second request for information to Sprint, FT and DT. On July 13, 1995, Sprint reached agreement with the Antitrust Division concerning the Transactions. The agreement with the Antitrust Division, which takes the form of a consent decree, was filed with the U.S. District Court for the District of Columbia on July 18, 1995.

  Until such time as the consent decree is entered by the court and becomes legally binding, the parties must abide by the terms and procedures outlined in the Antitrust Procedures and Penalties Act (the "APPA"). As required under the APPA, the text of the consent decree must be submitted for public comments prior to the entry of the consent decree by the court. During this public comment period, which lasted until October 23, 1995, interested parties could submit comments on the proposed consent decree to the Antitrust Division. The Antitrust Division will file these comments and its response with the court.

  The consent decree will then be considered by the court. Pursuant to the APPA, the court must determine that the entry of the consent decree in the form of a final judgment is in the public interest (as defined by 15 U.S.C.
(S)16(e)). To this end, the court may hold hearings and may take testimony before finalizing its determination. Once it has completed its inquiry, it is possible that the court may refuse to enter the judgment or require material modifications to it. Sprint anticipates that the court will consider the consent decree prior to December 31, 1995. However, there can be no assurance that the court will consider the consent decree prior to such time or that the consent decree will be approved. In addition, there can be no assurance that the Antitrust Division will not withdraw the consent decree before it is approved by the court in the form of a final judgment.

  Although the consent decree does not become binding upon Sprint and the Joint Venture until it is approved by the court in the form of a final judgment, Sprint has agreed to abide, and to cause each JV Entity upon its formation to abide, by its terms following the Initial Issuance Date. The Antitrust Division has the right to withdraw from the consent decree at any time prior to entry of the final judgment by the court.

  The consent decree imposes certain restrictions and conditions on Sprint and the Joint Venture and is structured in two phases. Phase I of the consent decree is the period of time from the Initial Issuance Date until liberalization of the French and German telecommunications markets. During Phase I, Sprint and the Joint Venture cannot: (i) acquire on discriminatory terms monopoly products or services from FT in France or DT in Germany for service between the United States and France or the United States and Germany;
(ii) own monopoly assets of FT in France or DT in Germany, but can lease and be non-exclusive sales agents or resellers of FT and DT monopoly services in France or Germany; (iii) own or control FT or DT public data networks in France or Germany; or (iv) be improperly cross-subsidized by the monopoly businesses of FT or DT. In addition, the Joint Venture must be a separate entity with separate accounting systems. Moreover, during Phase I, Sprint is prohibited from accepting telecommunications traffic from FT and DT other than in a manner consistent with the proportionate return commitment of FT and DT and the policies of the FCC concerning proportionate return. Sprint is also prohibited from accepting or benefitting from any alteration in methodology by which FT or DT calculates proportionate return traffic among U.S. international telecommunications providers if the change in methodology either substantially favors Sprint with respect to all other such providers or if inconsistent with the policies of the FCC. In order to implement these requirements, Sprint must on a quarterly basis disclose to the Antitrust Division certain information concerning its correspondent telecommunications traffic.

  Phase II of the consent decree also takes effect upon the Initial Issuance Date and lasts for five years after the conclusion of Phase I, which is dependent upon liberalization of the French and German telecommunications markets. During Phase II, Sprint and the Joint Venture may not (i) provide telecommunications services in the United States which make use of FT services in France (or between the United States and France) or DT services in Germany (or between the United States and Germany) unless they disclose interconnection prices, terms and conditions, correspondent rates and return traffic methodology, capacity, provisioning and restoration intervals, and discounts and material network changes; (ii) receive from FT or DT any non-public proprietary or pricing information about other U.S. carriers; or (iii) offer services between the United States and France or Germany unless other U.S. carriers are able to obtain licenses in France and Germany to provide such services.

  U.S. State Regulatory Approvals. The investment by FT and DT in Sprint does not constitute a change of control of Sprint under the laws of the states in which Sprint has operations. Therefore, no state regulatory agencies ("PUCs") need to approve the Investment Transactions. Nevertheless, Sprint notified all state PUCs and offered to provide any relevant information of interest and, in response to the requests of certain PUCs, made certain filings. Certain PUCs issued letters or orders confirming the absence of any change of control. No state requests or proceedings are outstanding.

  Exon-Florio Amendment. The Exon-Florio Amendment empowers the President of the United States to prohibit or suspend an acquisition of, or investment in, a U.S. company by a non-U.S. person if the President finds, after investigation, credible evidence that the non-U.S. person might take action which threatens to impair the national security of the United States and that other provisions of existing law do not provide adequate and appropriate authority to protect the national security. The Exon-Florio Amendment permits parties which it might affect to submit voluntarily notification to the Chairman of the Committee on Foreign Investment in the United States ("CFIUS"). Any determination that an investigation is called for must be made within 30 days of such notice. Sprint, FT and DT jointly notified CFIUS in writing of the Investment

Transactions on November 4, 1994, and received notification from CFIUS on December 6, 1994 that no further action in respect of such transactions would be taken under the Exon-Florio Amendment.

  Defense Investigative Service. Certain of Sprint's subsidiaries hold Department of Defense ("DOD") facility security clearances issued under the DOD Industrial Security Program ("DISP"). The DISP requires that corporations maintaining facility security clearances be effectively insulated from FOCI. Defense Investigative Service ("DIS") is the governmental entity responsible for enforcement of the DISP to prevent unauthorized access to classified and controlled unclassified information and to avoid foreign influence over the business or management of corporations maintaining facility security clearances in a manner that either could result in the compromise of classified or controlled unclassified information or could adversely affect the performance of contracts requiring access to classified or controlled unclassified information. Sprint has submitted to DIS a proposal to negate any potential FOCI issues generated by the Investment Agreement. This proposal includes arrangements that would restrict FT and DT, including FT's and DT's representatives on the Sprint Board, from access to classified and controlled unclassified information. While Sprint anticipates that it will reach an agreement with DIS based on its proposal, there can be no assurance that such an agreement will be achieved. Contracts involving access to classified or controlled unclassified information comprise an extremely small percentage of Sprint's current revenue base, however, and Sprint's conclusion of an agreement with DIS is not a condition for consummation of the Transactions.

  European Union Competition Regulations. Article 85 of the Treaty of Rome ("Article 85") prohibits parties from entering into agreements or arrangements which restrict competition and affect trade between European Community member states unless such agreements or arrangements are exempted by the relevant EU authorities. A violation of Article 85 exposes the parties to, among other things, the risk of substantial fines from the EU and the risk of third party actions for injunctions or damages. On June 29, 1995, Sprint, FT and DT notified the EU of the Transactions in an application for negative clearance (that Article 85 does not apply) or exemption (that Article 85 applies but the agreement meets the requirements for exemption because it is not unduly restrictive) under Article 85. The EU has elected to review the Transactions concurrently with its review of Atlas, and the status of this process is described in more detail below.

  The Atlas transaction, the closing of which is a condition to the consummation of the Transactions, is also subject to approval under EU competition regulations. On December 16, 1994, FT and DT notified the relevant EU authorities of the Atlas transaction in an application for negative clearance or exemption under Article 85. After completing a preliminary assessment of Atlas, EU competition authorities issued a "warning letter" to FT and DT on May 23, 1995 which identified a number of competitive concerns and indicated a preliminary intention to disapprove the transaction. In June 1995, FT and DT offered several modifications to the Atlas transaction that alleviated some of the EU's concerns. On July 18, 1995, EU competition authorities provided to FT and DT a memorandum which identified several competitive concerns with the Transactions and with the relationship between the Joint Venture and Atlas. In order to eliminate these concerns, the EU may require certain modifications to the Transactions or impose other requirements on the Joint Venture, FT, DT, Atlas or Sprint before approving the Transactions. On September 15, 1995, FT and DT filed initial responses to the EU concerns. At that time, FT and DT also offered to support certain actions to liberalize their respective telecommunications markets.

  On October 18, 1995, the EU and the parties announced that a tentative agreement had been reached to address EU concerns regarding Atlas and the Joint Venture and to allow the EU to process an exemption under Article 85. The EU announced in connection with the tentative agreement that a formal notice of the proposed exemption was likely to be issued pursuant to Article 19(3) of the EU rules and procedures before December 31, 1995. This Article 19(3) notice with respect to the Joint Venture and Atlas will permit public comment prior to a final decision by the EU on the proposed exemption. Although it is expected that a final decision will be issued by July 1, 1996, until the final decision is issued, there can be no assurance that an exemption will be granted. Although no decision has been made regarding this issue, the parties could elect to consummate the Transactions following such Article 19(3) notice even though a final decision with respect to the proposed exemption has not been issued.

  Other Regulatory Approvals Relating to Atlas. In addition to the EU competition regulations, the formation of Atlas and certain transactions relating to the involvement of Atlas in the Joint Venture are subject to numerous other regulatory approvals, including, among others (i) certain approvals under applicable national antitrust and/or merger control laws of France, Germany and certain other European countries, (ii) approval by the French minister in charge of economic affairs and the French minister in charge of posts and telecommunications of the transfer of shares of a subsidiary of FT to Atlas, (iii) approvals required to permit certain public services to be performed by Atlas, and (iv) certain rulings under the French tax code.

  Regulatory Approvals in France and Germany. The Transactions must receive the approval of the French minister in charge of economic affairs and finance and the French minister in charge of posts and telecommunications. The parties also must formally notify the German Cartel Office of the Joint Venture Transactions. If the EU exempts the Joint Venture Transactions from Article 85, the German Cartel Office must observe that decision to the extent of its scope. The parties have informed the German Cartel Office regarding the Joint Venture Transactions and the proceedings before the EU and would expect to formally notify the German Cartel Office at approximately the time the EU granted a formal exemption.

                             CELLULAR SPIN-OFF

IN GENERAL

  In the recent FCC auction of wireless Personal Communications Services (PCS) licenses, the Sprint Telecommunications Venture won the rights to several markets which overlap service territories operated by the Cellular and Wireless Division. Under FCC rules, Sprint is required to divest or reduce its cellular holdings in certain markets to eliminate conflicts with the PCS licenses awarded to the Sprint Telecommunications Venture. As a result, the Sprint Board reviewed several alternatives to eliminate the conflicts, including the sale of the conflicting holdings or the sale of more extensive holdings and a tax-free spin-off of the Cellular and Wireless Division to the holders of Sprint Common Stock. Because of concerns regarding the tax consequences of a sale of interests in individual markets and the effect that such sales might have on the ability of the division to market its services and products, the Sprint Board authorized the officers of Sprint to pursue the Cellular Spin-Off. The Cellular Spin-Off is subject to the satisfaction of several conditions designed to assure that the spin-off is in the best interests of Sprint stockholders, including a favorable ruling by the Internal Revenue Service on the tax-free nature of the spin-off, receipt of required regulatory approvals and final approval by the Sprint Board. The Sprint Board will also consider in granting final approval the availability to the division of stand-alone financing arrangements. If a favorable ruling is received from the Internal Revenue Service, Sprint does not expect these other conditions to be impediments to the consummation of the Cellular Spin-Off. As part of the proposed spin-off, the Cellular and Wireless Division is pursuing its own financing arrangements. It is currently anticipated that the Cellular and Wireless Division will borrow approximately $1.4 billion, most of which will be used to repay a portion of intercompany debt payable to Sprint at the time of the spin-off.

  If the conditions are satisfied and final approval is received from the Sprint Board, Sprint currently expects that the Cellular Spin-Off would be completed during the first six months of 1996. If a favorable tax ruling is not received from the Internal Revenue Service, Sprint would likely abandon the Cellular Spin-Off and eliminate conflicts through alternative strategies, including, but not limited to, the divestiture of the conflicting cellular markets or the exchange of conflicting markets for markets that do not conflict with the PCS licenses held by the Sprint Telecommunications Venture. Divestiture of conflicting cellular markets comprising approximately 8% of the Cellular and Wireless Division's proportionate potential customers (POPs) is required by the FCC rules; however, it is likely that any divestiture in a form other than the Cellular Spin-Off would involve a significantly larger percentage of the division's POPs and could involve the whole division. The Cellular Spin-Off would not result in the spin-off of Sprint's interest in the Sprint Telecommunications Venture.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

  The following unaudited pro forma consolidated condensed financial statements have been prepared to give effect to the Cellular Spin-Off which is expected to be reflected by Sprint as a discontinued operation. The pro forma consolidated condensed balance sheet gives effect to the Cellular Spin-Off as if it had been consummated as of September 30, 1995. The pro forma consolidated condensed statements of income for the nine-month periods ended September 30, 1995 and 1994 and each of the three years in the period ended December 31, 1994 give effect to the reclassification of the Cellular and Wireless Division as a discontinued operation. Further, the pro forma consolidated condensed statements of income for the nine-month periods ended September 30, 1995 and 1994 and the year ended December 31, 1994 give effect to the assumed January 1, 1994 application of proceeds from the repayment by the Cellular and Wireless Division of intercompany debt payable to Sprint.



  These statements have been prepared from the historical consolidated financial statements of Sprint and should be read in conjunction with such statements and related notes contained in Sprint's Quarterly Report on Form 10-Q for the nine-month period ended September 30, 1995, and Sprint's Annual Report on Form 10-K for the year ended December 31, 1994.

  The pro forma data are presented for illustrative purposes only and are not necessarily indicative of the financial position or operating results that would have occurred had the Cellular Spin-Off been consummated at the dates indicated, nor are they necessarily indicative of future financial position or operating results.

                               SPRINT CORPORATION

            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

                                        AS OF SEPTEMBER 30, 1995
                            ----------------------------------------------------
                                         PRO FORMA
                                       ADJUSTMENTS--      PRO FORMA
                                       DISCONTINUED     ADJUSTMENTS--
                                AS      OPERATIONS      NON-RECURRING
                             REPORTED  AND SPIN-OFF        CHARGES     PRO FORMA
                            ---------- -------------    -------------  ---------
                                              (IN MILLIONS)
ASSETS
Current assets
  Cash and equivalents....  $    364.0   $    (0.4)(3)     $           $   363.6
  Accounts receivable,
   net....................     1,616.1      (101.0)(3)                   1,515.1
  Other current assets....       598.1       (48.9)(3)                     549.2
                            ----------   ---------         -------     ---------
    Total current assets..     2,578.2      (150.3)                      2,427.9
Property, plant and
 equipment, at cost.......    20,457.3    (1,080.0)(3)                  19,377.3
Less accumulated
 depreciation.............     9,210.9      (262.9)(3)       540.0 (6)   9,488.0
                            ----------   ---------         -------     ---------
                              11,246.4      (817.1)         (540.0)      9,889.3
Investments in affiliates.     1,403.4      (309.6)(3)                   1,093.8
Excess of cost over net
 assets acquired..........       689.2      (634.5)(3)                      54.7
Other assets..............       706.9        (6.1)(3)       (60.0)(6)     640.8
                            ----------   ---------         -------     ---------
                            $ 16,624.1   $(1,917.6)        $(600.0)    $14,106.5
                            ==========   =========         =======     =========
LIABILITIES AND
 SHAREHOLDERS' EQUITY
Current liabilities
  Current maturities of
   long-term debt.........  $    561.7   $                 $           $   561.7
  Accounts payable and
   accrued interconnection
   costs..................     1,506.5      (115.4)(3)                   1,391.1
  Other current
   liabilities............     1,195.1       (47.5)(3)                   1,147.6
                            ----------   ---------         -------     ---------
  Total current
   liabilities............     3,263.3      (162.9)                      3,100.4
Long-term debt............     5,473.5    (1,350.0)(4a)                  4,123.5
Deferred income taxes and
 investment tax credits...     1,239.5       (95.7)(3)                   1,143.8
Postretirement and other
 benefit obligations......       886.3        (3.8)(3)                     882.5
Other liabilities.........       678.6      (138.1)(3)        50.0 (6)     590.5
Redeemable preferred
 stock....................        32.7                                      32.7
Common stock and other
 shareholders' equity
  Common stock............       872.0                                     872.0
  Capital in excess of par
   or stated value........       947.5                                     947.5
  Retained earnings.......     3,200.2      (167.1)(4b)     (650.0)(6)   2,383.1
  Other...................        30.5                                      30.5
                            ----------   ---------         -------     ---------
                               5,050.2      (167.1)         (650.0)      4,233.1
                            ----------   ---------         -------     ---------
                            $ 16,624.1   $(1,917.6)        $(600.0)    $14,106.5
                            ==========   =========         =======     =========

  The accompanying notes are an integral part of these pro forma consolidated condensed financial statements.

                               SPRINT CORPORATION

                UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                              STATEMENT OF INCOME

                                   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                          ------------------------------------------------------------------
                                       PRO FORMA      PRO FORMA
                                     ADJUSTMENTS--  FOR EFFECTS OF   PRO FORMA
                             AS      DISCONTINUED    DISCONTINUED  ADJUSTMENTS--
                          REPORTED    OPERATIONS      OPERATIONS     SPIN-OFF      PRO FORMA
                          ---------  -------------  -------------- -------------   ---------
                                       (IN MILLIONS, EXCEPT PER SHARE DATA)
NET OPERATING REVENUES..  $10,079.4     $(652.9)(3)    $9,426.5       $            $9,426.5
OPERATING EXPENSES......    8,554.1      (529.1)(3)     8,025.0                     8,025.0
                          ---------     -------        --------       ------       --------
OPERATING INCOME........    1,525.3      (123.8)        1,401.5                     1,401.5
Interest expense........     (297.3)       92.2 (3)      (205.1)       (30.3)(4c)    (235.4)
Other expense, net......      (53.1)        0.1 (3)       (53.0)                      (53.0)
                          ---------     -------        --------       ------       --------
Income before income
taxes...................    1,174.9       (31.5)        1,143.4        (30.3)       1,113.1
Income tax provision....     (436.4)       23.4 (3)      (413.0)        11.0 (4c)    (402.0)
                          ---------     -------        --------       ------       --------
INCOME FROM CONTINUING
OPERATIONS..............      738.5        (8.1)          730.4        (19.3)         711.1
Preferred stock
dividends...............       (1.9)                       (1.9)                       (1.9)
                          ---------     -------        --------       ------       --------
Earnings from continuing
operations applicable to
common stock............  $   736.6     $  (8.1)       $  728.5       $(19.3)      $  709.2
                          =========     =======        ========       ======       ========
EARNINGS PER COMMON
SHARE FROM CONTINUING
OPERATIONS..............  $    2.10                    $   2.08                    $   2.03
                          =========                    ========                    ========
Weighted average number
of common shares........      350.0                       350.0                       350.0
                          =========                    ========                    ========


  The accompanying notes are an integral part of these pro forma consolidated condensed financial statements.

                            SPRINT CORPORATION

                UNAUDITED PRO FORMA CONSOLIDATED CONDENSED

                            STATEMENT OF INCOME

                                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994
                          ----------------------------------------------------------------
                                      PRO FORMA      PRO FORMA
                                    ADJUSTMENTS--  FOR EFFECTS OF   PRO FORMA
                             AS     DISCONTINUED    DISCONTINUED  ADJUSTMENTS--
                          REPORTED   OPERATIONS      OPERATIONS     SPIN-OFF     PRO FORMA
                          --------  -------------  -------------- -------------  ---------
                                      (IN MILLIONS, EXCEPT PER SHARE DATA)
NET OPERATING REVENUES..  $9,417.4     $(481.5)(3)    $8,935.9        $          $8,935.9
OPERATING EXPENSES......   8,062.0      (402.3)(3)     7,659.7                    7,659.7
                          --------     -------        --------        -----      --------
OPERATING INCOME........   1,355.4       (79.2)        1,276.2                    1,276.2
Interest expense........    (299.7)       70.2 (3)      (229.5)        (8.3)(4c)   (237.8)
Other income, net.......      10.6         5.4 (3)        16.0                       16.0
                          --------     -------        --------        -----      --------
Income before income
 taxes..................   1,066.3        (3.6)        1,062.7         (8.3)      1,054.4
Income tax provision....    (389.2)        9.0 (3)      (380.2)         3.0(4c)    (377.2)
                          --------     -------        --------        -----      --------
INCOME FROM CONTINUING
 OPERATIONS.............     677.1         5.4           682.5         (5.3)        677.2
Preferred stock
 dividends..............      (2.0)                       (2.0)                      (2.0)
                          --------     -------        --------        -----      --------
Earnings from continuing
operations applicable to
common stock............  $  675.1     $   5.4        $  680.5        $(5.3)     $  675.2
                          ========     =======        ========        =====      ========
EARNINGS PER COMMON
SHARE FROM CONTINUING
OPERATIONS..............  $   1.94                    $   1.96                   $   1.94
                          ========                    ========                   ========
Weighted average number
of common shares........     348.0                       348.0                      348.0
                          ========                    ========                   ========

  The accompanying notes are an integral part of these pro forma consolidated condensed financial statements.

                               SPRINT CORPORATION

                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                              STATEMENT OF INCOME

                                       FOR THE YEAR ENDED DECEMBER 31, 1994
                          -------------------------------------------------------------------
                                       PRO FORMA      PRO FORMA
                                     ADJUSTMENTS--  FOR EFFECTS OF   PRO FORMA
                             AS      DISCONTINUED    DISCONTINUED  ADJUSTMENTS--
                          REPORTED    OPERATIONS      OPERATIONS     SPIN-OFF       PRO FORMA
                          ---------  -------------  -------------- -------------    ---------
                                       (IN MILLIONS, EXCEPT PER SHARE DATA)
NET OPERATING REVENUES..  $12,661.8     $(675.2)(3)   $11,986.6       $             $11,986.6
OPERATING EXPENSES......   10,874.0      (577.6)(3)    10,296.4                      10,296.4
                          ---------     -------       ---------       ------        ---------
OPERATING INCOME........    1,787.8       (97.6)        1,690.2                       1,690.2
Interest expense........     (398.0)       98.5 (3)      (299.5)       (16.0) (4c)     (315.5)
Other expense, net......       (7.7)        6.0 (3)        (1.7)                         (1.7)
                          ---------     -------       ---------       ------        ---------
Income before income
taxes...................    1,382.1         6.9         1,389.0        (16.0)         1,373.0
Income tax provision....     (498.4)        9.3 (3)      (489.1)         5.8 (4c)      (483.3)
                          ---------     -------       ---------       ------        ---------
INCOME FROM CONTINUING
OPERATIONS..............      883.7        16.2           899.9        (10.2)           889.7
Preferred stock
dividends...............       (2.7)                       (2.7)                         (2.7)
                          ---------     -------       ---------       ------        ---------
Earnings from continuing
operations applicable to
common stock............  $   881.0     $  16.2       $   897.2       $(10.2)       $   887.0
                          =========     =======       =========       ======        =========
EARNINGS PER COMMON
SHARE FROM CONTINUING
OPERATIONS..............  $    2.53                   $    2.57                     $    2.54
                          =========                   =========                     =========
Weighted average number
of common shares........      348.7                       348.7                         348.7
                          =========                   =========                     =========



  The accompanying notes are an integral part of these pro forma consolidated condensed financial statements.

                            SPRINT CORPORATION

                UNAUDITED PRO FORMA CONSOLIDATED CONDENSED

                            STATEMENT OF INCOME

                                        FOR THE YEAR ENDED DECEMBER 31, 1993
                                       ----------------------------------------
                                                    PRO FORMA      PRO FORMA
                                                  ADJUSTMENTS--  FOR EFFECTS OF
                                          AS      DISCONTINUED    DISCONTINUED
                                       REPORTED    OPERATIONS      OPERATIONS
                                       ---------  -------------  --------------
                                        (IN MILLIONS, EXCEPT PER SHARE DATA)
NET OPERATING REVENUES................ $11,367.8     $(453.1)(3)   $10,914.7
OPERATING EXPENSES....................  10,117.2      (416.5)(3)     9,700.7
                                       ---------     -------       ---------
OPERATING INCOME......................   1,250.6       (36.6)        1,214.0
Interest expense......................    (452.4)       85.4 (3)      (367.0)
Other expense, net....................     (22.3)      (11.7)(3)       (34.0)
                                       ---------     -------       ---------
Income before income taxes............     775.9        37.1           813.0
Income tax provision..................    (295.3)       (0.6)(3)      (295.9)
                                       ---------     -------       ---------
INCOME FROM CONTINUING OPERATIONS.....     480.6        36.5           517.1
Preferred stock dividends.............      (2.8)                       (2.8)
                                       ---------     -------       ---------
Earnings from continuing operations
 applicable to common stock........... $   477.8     $  36.5       $   514.3
                                       =========     =======       =========
EARNINGS PER COMMON SHARE FROM
 CONTINUING OPERATIONS................ $    1.39                   $    1.50
                                       =========                   =========
Weighted average number of common
 shares...............................     343.7                       343.7
                                       =========                   =========

  The accompanying notes are an integral part of these pro forma consolidated condensed financial statements.

                            SPRINT CORPORATION

                UNAUDITED PRO FORMA CONSOLIDATED CONDENSED

                            STATEMENT OF INCOME

                                        FOR THE YEAR ENDED DECEMBER 31, 1992
                                       ----------------------------------------
                                                    PRO FORMA      PRO FORMA
                                                  ADJUSTMENTS--  FOR EFFECTS OF
                                          AS      DISCONTINUED    DISCONTINUED
                                       REPORTED    OPERATIONS      OPERATIONS
                                       ---------  -------------  --------------
                                        (IN MILLIONS, EXCEPT PER SHARE DATA)
NET OPERATING REVENUES................ $10,420.3     $(314.6)(3)   $10,105.7
OPERATING EXPENSES....................   9,206.9      (301.0)(3)     8,905.9
                                       ---------     -------       ---------
OPERATING INCOME......................   1,213.4       (13.6)        1,199.8
Interest expense......................    (511.1)       86.7 (3)      (424.4)
Other income, net.....................      76.1        (8.8)(3)        67.3
                                       ---------     -------       ---------
Income before income taxes............     778.4        64.3           842.7
Income tax provision..................    (282.3)       (9.8)(3)      (292.1)
                                       ---------     -------       ---------
INCOME FROM CONTINUING OPERATIONS.....     496.1        54.5           550.6
Preferred stock dividends.............      (3.5)                       (3.5)
                                       ---------     -------       ---------
Earnings from continuing operations
 applicable to common stock........... $   492.6     $  54.5       $   547.1
                                       =========     =======       =========
EARNINGS PER COMMON SHARE FROM
 CONTINUING OPERATIONS................ $    1.46                   $    1.62
                                       =========                   =========
Weighted average number of common
 shares...............................     337.2                       337.2
                                       =========                   =========

  The accompanying notes are an integral part of these pro forma consolidated condensed financial statements.

                               SPRINT CORPORATION

                   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                         CONDENSED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

  The accompanying unaudited pro forma consolidated condensed financial statements are presented for illustrative purposes only.

  Pursuant to the rules and regulations of the Securities and Exchange Commission, the pro forma consolidated condensed statements of income include only the results of continuing operations.

2. THE CELLULAR SPIN-OFF

  For purposes of the accompanying pro forma consolidated condensed financial statements, assurance of a favorable ruling from the Internal Revenue Service regarding the tax-free nature of the Cellular Spin-Off and final Sprint Board approval has been assumed as of September 30, 1995. Accordingly, the Cellular and Wireless Division has been treated as a discontinued operation, pursuant to Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions."



  Immediately prior to the Cellular Spin-Off, the Cellular and Wireless Division would repay a portion of its intercompany debt payable to Sprint. The amount of repayment would be determined by Sprint. Any remaining intercompany debt payable to Sprint is assumed to be contributed by Sprint to the capital of Spinco. The accompanying pro forma consolidated condensed financial statements assume a repayment amount of $1.35 billion. The actual repayment amount may differ from that assumed herein.

  At the Cellular Spin-Off, all common shares of Spinco would be distributed on a pro rata basis to the holders of Sprint Common Stock.

3. PRO FORMA ADJUSTMENTS--DISCONTINUED OPERATIONS

  All assets, liabilities, and results of operations (excluding general corporate overhead expenses of Sprint allocated to the Cellular and Wireless Division and related income taxes) of the Cellular and Wireless Division have been eliminated in the pro forma consolidated condensed financial statements.

  The elimination of interest expense and related income taxes is based on outstanding long-term debt attributable to the Cellular and Wireless Division.

4. PRO FORMA ADJUSTMENTS--CELLULAR SPIN-OFF

  a. Long-Term Debt--Long-term debt at September 30, 1995 has been adjusted to reflect the assumed retirement by Sprint of short-term notes and commercial paper classified as long-term debt with the proceeds from the Cellular and Wireless Division's repayment of intercompany debt payable to Sprint. This pro forma adjustment assumes a repayment amount of $1.35 billion. The actual repayment amount may differ from that assumed herein.

  b. Retained Earnings--Retained earnings have been adjusted to reflect Sprint's contribution of remaining intercompany debt to the capital of the Cellular and Wireless Division, and the subsequent pro rata distribution of all common shares of Spinco to the holders of Sprint Common Stock.

  c. Interest Expense--Adjustments to interest expense and related income taxes result in pro forma interest expense reflecting the assumed January 1, 1994 application of proceeds from the repayment of intercompany debt payable to Sprint. Such proceeds are assumed to retire short-term notes and commercial paper with an effective interest rate of 6.1% at September 30, 1995.

                            SPRINT CORPORATION

                 NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

                CONDENSED FINANCIAL STATEMENTS (CONTINUED)

5. FEDERAL INCOME TAX CONSEQUENCES

  The pro forma consolidated condensed financial statements assume that the Cellular Spin-Off qualifies as a "tax-free" spin-off for federal income tax purposes.

6. NON-RECURRING CHARGES

  The pro forma consolidated condensed financial statements give effect to certain actions announced by Sprint in the fourth quarter of 1995.

  Sprint has determined that its local telecommunications division no longer meets the criteria necessary for the continued application of the accounting prescribed by Statement of Financial Accounting Standards (SFAS) No. 71, "Accounting for the Effects of Certain Types of Regulation." As a result of the discontinued application of SFAS No. 71, Sprint will recognize a non-cash, after-tax extraordinary charge of between $550 million and $650 million in the fourth quarter of 1995 to adjust the net carrying amount of telephone plant in service and to eliminate regulatory assets and liabilities. Sprint's estimate for the adjustment to accumulated depreciation related to telephone plant in service reflects the difference between historic regulator-prescribed depreciation expense and those amounts which Sprint would have reflected had shorter economic asset lives been used. For purposes of the accompanying pro forma consolidated condensed financial statements, the midpoint of the above disclosed range has been assumed, with approximately 90 percent of this amount reflected as an increase in accumulated depreciation and the remainder reflected as a decrease in net regulatory assets. Sprint does not believe that the discontinuance of SFAS No. 71 will have a significant impact on future depreciation expense or operating results.

  Sprint is undertaking a realignment of its local telecommunications division's finance and network operations. This organizational realignment will result in a work force reduction of approximately 1,600 employees over two years. A one-time after-tax charge of between $45 million and $55 million will be incurred to provide severance to affected employees. For purposes of the accompanying pro forma consolidated condensed financial statements, the midpoint of the above disclosed range has been assumed and is reflected as an increase to other liabilities. Sprint does not believe that the immediate impact on operating results will be significant because of the time frame over which this action is to occur.

  Sprint expects to incur a loss for the fourth quarter of 1995 as a result of the charges discussed above, but does not anticipate a loss for the year ended December 31, 1995.

                            INVESTMENT AGREEMENT AND
                 RELATED INVESTMENT DOCUMENTS (PROPOSAL NO. 1)

IN GENERAL

  The holders of the Sprint Voting Stock are being asked to approve and adopt the Investment Agreement and the performance by Sprint of all transactions and acts on the part of Sprint contemplated under the Investment Agreement, including the issuance to FT and DT of shares of Class A Common Stock and/or Class A Preference Stock, and the issuance of any shares of Sprint Common Stock that would be issued upon the conversion of the shares of Class A Stock. The following is a summary of certain provisions of the Investment Agreement, which is attached as Exhibit B to this Proxy Statement and is incorporated by reference herein, certain provisions of the Standstill Agreement, which is attached as Exhibit C to this Proxy Statement and is incorporated by reference herein, and certain of the other Related Investment Documents, certain of which are attached hereto as exhibits to the Investment Agreement. Such summary is qualified in its entirety by reference to the Investment Agreement and such Related Investment Documents.

  The Sprint Board reserves the right, pursuant to the Investment Agreement, to amend any provisions of the Investment Agreement or the Related Investment Documents (with the agreement of FT and DT) in all respects in accordance with their terms and without stockholder approval before or after approval of the Investment Proposals by Sprint stockholders. The Sprint Board also reserves the right to terminate the Investment Agreement or the Related Investment Documents in accordance with their terms notwithstanding stockholder approval thereof. However, Sprint will resolicit the approval of Sprint stockholders in the event of a material change in the matters submitted to the vote of the stockholders described in this Proxy Statement.

PURCHASE AND SALE OF CLASS A STOCK

  Background and General Description. This section provides a brief overview of the provisions of the Investment Agreement and the Related Investment Documents with respect to the terms of the purchase by FT and DT (and/or certain of their designated subsidiaries) of Class A Stock from Sprint. Included as part of this Proxy Statement is a Glossary which briefly defines many of the significant terms relating to the purchase of the Class A Stock. Reference is also made to the more detailed description of these provisions immediately below and also to "Investment Proposals--Certain Considerations--Matters Relating to the Type, Amount and Price of Class A Stock." Because the terms of the Investment will depend on whether Sprint effects the Cellular Spin-Off, reference is also made to "Cellular Spin-Off" and to the unaudited pro forma consolidated condensed financial statements of Sprint giving effect to the Cellular Spin-Off which are contained under such section.

  The ultimate objective of the Investment Proposals is for FT and DT (and/or certain of their designated subsidiaries) to purchase Class A Common Stock representing in the aggregate approximately 20% of Sprint voting power after such purchase. The price of such stock, which could be as high as $48.704 per share (resulting in proceeds to Sprint of approximately $4.2 billion), is designed to reflect a premium of between 25% to 35% over the market price of Sprint Common Stock at the time such price is fixed. However, such percentage premium would be lower if the market price of Sprint Common Stock exceeds $38.963 (or $38.963 adjusted to reflect the Cellular Spin-Off if it occurs) because the maximum price of the Investment is $48.704 per share (or $48.704 adjusted to reflect the Cellular Spin-Off if it occurs).

  The nature and size of the Investment may vary based on two significant factors: (i) the market price of Sprint Common Stock, and (ii) whether the Cellular Spin-Off is pending or has been consummated or abandoned.

  Rather than being an investment at a fixed price, the type, amount, timing and price of the securities being purchased will vary based upon a "collar" mechanism which takes into account the average market price of Sprint Common Stock. Accordingly, the purchase price of the Class A Common Stock will depend on the First Closing Average Sprint Price. If the First Closing Average Sprint Price is not at or above $34.982 (or, if the Cellular Spin-Off has been completed, the New Lower Threshold Sprint Price), FT and DT would initially purchase Class A Preference Stock rather than Class A Common Stock. However, if the Cellular Spin-Off has either been completed or abandoned, Sprint could elect to cause FT and DT to purchase the full amount of Class A Common Stock at the First Closing Minimum Price, and FT and DT could elect to cause Sprint to sell such stock at the Target Price (or, if the Cellular Spin-Off has occurred, at the New Target Price which is designed to reflect the reduction in the value of Sprint as a result of the Cellular Spin-Off).

  Because of the uncertainty regarding whether Sprint will effect the Cellular Spin-Off and the desire of FT and DT not to participate in the Cellular Spin-Off, the full investment in Class A Common Stock will also not be made while the Cellular Spin-Off is pending. Instead, FT and DT will make an interim investment in Class A Preference Stock. As a result, because they will not be common stockholders at the time, FT and DT would not receive a distribution of any shares of Spinco in connection with the Cellular Spin-Off.

  The amount of Class A Preference Stock initially purchased would be $1.5 billion if the market price threshold has not been reached and between $2 billion and $3 billion, as determined by Sprint, if the market price threshold has been reached but the Cellular Spin-Off has not occurred. If FT and DT purchase only $1.5 billion at the First Closing and the market price threshold is subsequently reached prior to the Cellular Spin-Off, they would be required to purchase an additional amount of Class A Preference Stock of between $0.5 and $1.5 billion, as determined by Sprint. Moreover, once both the market price threshold has been reached and the Cellular Spin-Off has occurred, the Class A Preference Stock would convert into Class A Common Stock and FT and DT would purchase the balance of the full investment in Class A Common Stock at that time. On the other hand, if the market price threshold is not reached within five years after the Initial Issuance Date, and Sprint has otherwise not elected to fix the Conversion Price at a 35% premium to the average market price of Sprint Common Stock, FT and DT would not be required to purchase more securities beyond their initial $1.5 billion investment and Sprint would be required to redeem the Class A Preference Stock at its liquidation value. If Sprint fails to redeem such shares, FT and DT would be entitled to convert the Class A Preference Stock into Sprint Common Stock at a Conversion Price that represents a 35% premium to the average market price of Sprint Common Stock.


  The purchase price of the Class A Common Stock or the Conversion Price of the Class A Preference Stock (which translates into the purchase price of the Class A Common Stock into which it is convertible) and market price thresholds will be adjusted if the Cellular Spin-Off occurs to take into account the reduction in the value of Sprint which results from the Cellular Spin-Off, and these factors to the extent not previously fixed will also be adjusted downward on the second anniversary of the Initial Issuance Date. These adjustments would result in a lower purchase price or Conversion Price, as well as lower market price thresholds. In addition, if Sprint were to undertake repurchases of Sprint Common Stock prior to the full investment, the number of shares to be purchased in connection with such full investment would be reduced so that FT and DT do not become the owner of more than 20% of Sprint's voting power. On the other hand, when Sprint issues additional shares of Sprint Common Stock, it results in a reduction in the percentage ownership interest of FT and DT. However, FT and DT will be entitled to exercise certain rights to acquire shares of Class A Stock from Sprint and also would be entitled to acquire shares of Sprint Common Stock in the open market or from third parties, so long generally as FT's and DT's aggregate beneficial ownership does not exceed 20%.



  Purchase of Class A Common Stock at the First Closing. Unless otherwise agreed by the parties, the First Closing will occur ten business days after the date on which all of the conditions precedent to such closing are satisfied or waived (except conditions to be satisfied concurrently with the First Closing), except that if the Cellular Spin-Off occurs fewer than 35 trading days before the date on which the First Closing is otherwise scheduled to occur, the First Closing will instead occur on the 35th trading day after the Cellular Spin-Off. See "Investment Agreement and Related Investment Documents--Conditions to the First Closing."

  At the First Closing, FT and DT will purchase an aggregate of 86,236,036 shares of Class A Common Stock if:

    (i) (x) at least 35 trading days prior to the First Closing the Cellular Spin-Off has occurred or (y) Sprint has notified FT and DT at least ten business days prior to the First Closing that it has abandoned the Cellular Spin-Off, and

    (ii) (x) the First Closing Average Sprint Price is at or above $34.982 or, if the Cellular Spin-Off has occurred, the New Lower Threshold Sprint Price or (y) Sprint or FT and DT elect that FT and DT will purchase Class A Common Stock in the circumstances and on the terms described below.

  Table F below describes the calculation of the purchase price per share for shares of Class A Common Stock if the Cellular Spin-Off has been abandoned prior to the Initial Issuance Date and the First Closing Average Sprint Price is at or above $34.982:

                                  TABLE F

             CALCULATION OF PURCHASE PRICE OF CLASS A COMMON STOCK
         IF CELLULAR SPIN-OFF IS ABANDONED BEFORE INITIAL ISSUANCE DATE

                  FIRST CLOSING AVERAGE                  PURCHASE PRICE
                      SPRINT PRICE                         PER SHARE
                  ---------------------                  --------------
      First Closing Average Sprint Price within the  Target Price
      Sprint Price Range ($34.982 to $37.780)        ($47.225)
      First Closing Average Sprint Price             125% of First Closing
      above $37.780 and at or below $38.963          Average Sprint Price
      First Closing Average Sprint Price             $48.704(1)
      above $38.963

--------

(1) If the First Closing Average Sprint Price exceeds $38.963, the purchase price will represent a premium of less than 25% over the First Closing Average Sprint Price.

  The Target Price of $47.225 represents a premium of approximately 35% over the closing market price of Sprint Common Stock of $34 7/8 on June 22, 1995 (the date on which an agreement was reached with respect to the terms of the Investment), a premium of approximately 20.7% over the closing market price of $39 1/8 on November 21, 1995, and a premium of approximately 30.3% over the Average Sprint Price for the twenty trading day period ended fifteen trading days prior to November 21, 1995 ($36.256).

  If the First Closing Average Sprint Price is below $34.982 and the Cellular Spin-Off has been abandoned, Class A Common Stock will not be issued on the Initial Issuance Date unless Sprint elects to issue Class A Common Stock at the First Closing Minimum Price or FT and DT elect to purchase Class A Common Stock at the Target Price. Instead, an interim investment of $1.5 billion in Class A Preference Stock will be made as described below.

  If the Cellular Spin-Off is abandoned, acquisitions or dispositions effected by the Cellular and Wireless Division will not result in any adjustments to the purchase price of the Class A Common Stock or to the market price thresholds. However, depending on the nature, size and timing of such transactions, the Class A Holders may have the right to disapprove such acquisitions or dispositions. See "Investment Agreement and Related Investment Documents--Terms of the Class A Stock--Disapproval Rights."

  If the Cellular Spin-Off occurs, the purchase price will still be determined based on a "collar" mechanism, but certain adjustments will be made to the purchase price and the market price thresholds to reflect the reduction in the value of Sprint due to the Cellular Spin-Off. The base number used in making these adjustments (i.e., the Cellular Spin-Off Reduction Factor) depends on the Adjusted Cellular Price.

  In general, if the Adjusted Cellular Price is between $3.25 and $7.25, the Cellular Spin-Off Reduction Factor will be $5.25. If the Adjusted Cellular Price is lower than $3.25, the Cellular Spin-Off Reduction Factor will be below $5.25. Likewise, if the Adjusted Cellular Price is higher than $7.25, the Cellular Spin-Off

Reduction Factor will be higher than $5.25. Table J under "--Calculation of the Cellular Spin-Off Reduction Factor" provides more detail regarding the calculation of the Cellular Spin-Off Reduction Factor.

  The Cellular Spin-Off Reduction Factor and the ranges used to calculate such factor (including the $3.25 and $7.25 figures) will be adjusted to reflect (i) the level of indebtedness to be borne by Spinco to the extent it differs from the $2.955 per share level specified in the Investment Agreement, and (ii) the purchase and sale prices of any acquisitions and dispositions effected by the Cellular and Wireless Division. Once the Cellular Spin-Off Reduction Factor is determined, the relevant purchase prices and market threshold prices at the First Closing will be adjusted in accordance with Table G below:

                                  TABLE G

    ADJUSTMENT TO PURCHASE PRICES AND THRESHOLD PRICES AT FIRST CLOSING UPON
                     CONSUMMATION OF CELLULAR SPIN-OFF


          PRICE/THRESHOLD
       BEFORE CELLULAR SPIN-                   PRICE/THRESHOLD
                OFF                        AFTER CELLULAR SPIN-OFF
       ---------------------               -----------------------
      $48.704 purchase price  $48.704 less 125% of the Cellular Spin-Off
                              Reduction Factor
      $47.225 purchase price  $47.225 less 130% of the Cellular Spin-Off
                              Reduction Factor (the New Target Price)
      $37.780 threshold price $37.780 less 104% of the Cellular Spin-Off
                              Reduction Factor (the New Upper Threshold Sprint
                              Price)
      $34.982 threshold price $34.982 less 96.30% of the Cellular Spin-Off
                              Reduction Factor (the New Lower Threshold Sprint
                              Price)

  Following such adjustments, the New Target Price will continue to bear a 35% and 25% premium to the New Lower Threshold Sprint Price and the New Upper Threshold Sprint Price, respectively. The adjustments to the purchase price, Conversion Price and market threshold prices resulting from a Cellular Spin-Off after the First Closing will be similar to the adjustments described above, but will differ in certain respects.

  Table H below describes the calculation of the purchase price per share for shares of Class A Common Stock purchased at the First Closing if the Cellular Spin-Off has been consummated based on certain assumptions, including the assumptions described below. The purchase price will in such circumstance vary depending on the Cellular Spin-Off Reduction Factor as described in "-- Calculation of the Spin-Off Reduction Factor." Table H assumes that the amount of indebtedness of Spinco is $1.4 billion, which when divided by the assumed number of outstanding shares of Spinco of 348.9 million, yields indebtedness per share of common stock of Spinco of $4.013. The difference between $4.013 and the agreed upon debt level of $2.955 ($1.058) is subtracted from the thresholds used to calculate the Cellular Spin-Off Reduction Factor in Table J and the Cellular Spin-Off Reduction Factor itself. The table also assumes that the Cellular and Wireless Division makes no acquisitions or dispositions after June 22, 1995 and prior to the Cellular Spin-Off. There can be no assurances that the level of indebtedness per share of Spinco common stock will not be higher or lower than $4.013 per share, that the number of shares of common stock of Spinco will be the same as the number of shares of Sprint Common Stock immediately following the Cellular Spin-Off, or that the Cellular and Wireless Division will not make any acquisitions or dispositions prior to the Cellular Spin-Off.

                                  TABLE H

 CALCULATION OF PURCHASE PRICE OF CLASS A COMMON STOCK IF CELLULAR SPIN-OFF IS
                 CONSUMMATED BEFORE INITIAL ISSUANCE DATE

          FIRST CLOSING AVERAGE
               SPRINT PRICE                     PURCHASE PRICE
          ---------------------      -------------------------------------
       First Closing Average Sprint                 $41.77
       Price at or above $30.94
       and at or below $33.42
       First Closing Average Sprint  Lesser of (i) 125% of First Closing
       Price above $33.42            Average Sprint Price, and (ii) $43.47

--------

(1) Table H assumes that the Adjusted Cellular Price is between $2.19 and $6.19. If such price is either lower or higher than this range, the relevant thresholds and purchase price would differ. For example, if the Adjusted Cellular Price were $1.00, the New Target Price would be $42.68, instead of $41.77 as described in Table H. On the other hand, if the Adjusted Cellular Price were $7.50, the New Target Price would be $40.73.


  Notwithstanding the foregoing, if the Average Sprint Price is below the New Lower Threshold Sprint Price, Sprint could cause the purchase of shares of Class A Common Stock at the First Closing Minimum Price and FT and DT could cause such purchase at the New Target Price.

  Purchase of Class A Preference Stock at the First Closing. FT and DT will purchase shares of Class A Preference Stock rather than shares of Class A Common Stock at the First Closing if (i) the Cellular Spin-Off has occurred or Sprint has abandoned the Cellular Spin-Off, but the First Closing Average Sprint Price is below $34.982 per share (if the Cellular Spin-Off has been abandoned) or the New Lower Threshold Sprint Price (if the Cellular Spin-Off has occurred) and neither FT and DT nor Sprint has made an election to cause the purchase and sale of Class A Common Stock as described in "--Purchase of Class A Common Stock at the First Closing" or (ii) the Cellular Spin-Off is pending. Such shares of Class A Preference Stock will convert into Class A Common Stock or Sprint Common Stock at the time and at the price (the "Conversion Price") discussed below under "--Conversion and Redemption."

  If the Cellular Spin-Off is pending and if (i) the First Closing Average Sprint Price is within the Sprint Price Range or (ii) the First Closing Average Sprint Price is below $34.982 and FT and DT have elected to purchase shares of Class A Preference Stock with a Conversion Price fixed at the Target Price, then such shares of Class A Preference Stock will be purchased at a per share price, and have a per share liquidation value, equal to the Target Price and an aggregate purchase price and liquidation value of up to $3.0 billion. Sprint may elect that FT and DT purchase less than $3.0 billion, but not less than $2.0 billion, of Class A Preference Stock. Such shares of Class A Preference Stock will have a Conversion Price fixed at the Target Price.

  If the Cellular Spin-Off is pending and if the First Closing Average Sprint Price is above $37.780, then such shares of Class A Preference Stock will be purchased at a per share price, and have a per share liquidation value, equal to the Target Price and an aggregate purchase price and liquidation value of $3.0 billion. Sprint may elect that FT and DT purchase less than $3.0 billion, but not less than $2.0 billion, of Class A Preference Stock. Such shares will have a Conversion Price fixed at the lesser of (i) 125% of the First Closing Average Sprint Price and (ii) $48.704.

  If the Cellular Spin-Off is pending, the First Closing Average Sprint Price is below $34.982 and Sprint has elected to sell such shares of Class A Preference Stock with a Conversion Price fixed at the First Closing

Minimum Price, then such shares of Class A Preference Stock will be purchased at a price per share, and have a per share liquidation value, equal to the Target Price and an aggregate purchase price and liquidation value of $3.0 billion. Sprint may elect that FT and DT purchase less than $3.0 billion, but not less than $2.0 billion, of the Class A Preference Stock. Such shares will have a Conversion Price fixed at the First Closing Minimum Price.

  Finally, if (i) the Cellular Spin-Off is pending, the First Closing Average Sprint Price is below $34.982 and neither Sprint nor FT and DT has made an election with respect to the Conversion Price to be fixed for such shares or
(ii) the Cellular Spin-Off has occurred or been abandoned, but the First Closing Average Sprint Price is below the New Lower Threshold Sprint Price or $34.982, as the case may be, and neither Sprint nor FT and DT has made an election to sell or purchase shares of Class A Common Stock, then such shares of Class A Preference Stock will be purchased at a price per share, and have a per share liquidation value, equal to the Target Price and an aggregate purchase price and liquidation value of $1.5 billion. Such shares will be convertible at a Conversion Price which will not be fixed at the First Closing but instead will be fixed at a future date as described in "--Conversion and Redemption."

  Table I below illustrates these provisions:

                                  TABLE I

             PURCHASE OF CLASS A PREFERENCE STOCK AT FIRST CLOSING

                   STATUS                            AMOUNT PURCHASED
                   ------                            ----------------
   Cellular Spin-Off abandoned and First  $1.5 billion of Class A Preference
   Closing Average Sprint Price below     Stock, unless Sprint or FT and DT
   $34.982                                elect to sell or purchase Class A
                                          Common Stock at the First Closing
   Cellular Spin-Off consummated and      $1.5 billion of Class A Preference
   First Closing Average Sprint Price     Stock, unless Sprint or FT and DT
   below $34.982 less an adjustment to    elect to sell or purchase Class A
   reflect the Cellular Spin-Off          Common Stock at the First Closing
   Cellular Spin-Off pending and First    $2-3 billion of Class A Preference
   Closing Average Sprint Price at or     Stock, to be determined by Sprint
   above $34.982
   Cellular Spin-Off pending and First    $1.5 billion of Class A Preference
   Closing Average Sprint Price below     Stock, unless Sprint or FT and DT
   $34.982                                elect to fix the Conversion Price

  Calculation of the Cellular Spin-Off Reduction Factor. The Cellular Spin-Off Reduction Factor is designed to provide an adjustment to the relevant purchase price and relevant market price thresholds to take into account the Cellular Spin-Off. Subject to adjustment as described in the paragraph immediately following Table J, the Cellular Spin-Off Reduction Factor will be calculated as set forth in Table J below, which calculation will be based on the Adjusted Cellular Price:

                                  TABLE J

               CALCULATION OF CELLULAR SPIN-OFF REDUCTION FACTOR

          ADJUSTED CELLULAR PRICE           CELLULAR SPIN-OFF REDUCTION FACTOR
          -----------------------           ----------------------------------
   Adjusted Cellular Price greater than   $5.75 plus the excess of the Adjusted
   $8.25                                  Cellular Price over $8.25
   Adjusted Cellular Price greater than   $5.25 plus 50% of the excess of the
   $7.25 but not more than $8.25          Adjusted Cellular Price over $7.25
   Adjusted Cellular Price not less than  $5.25
   $3.25 or more than $7.25
   Adjusted Cellular Price less than      $5.25 minus 50% of the excess of $3.25
   $3.25 but not less than $2.25          over the Adjusted Cellular Price
   Adjusted Cellular Price less than      $4.75 minus the excess of $2.25 over
   $2.25                                  the Adjusted Cellular Price

  The Cellular Spin-Off Reduction Factor determined as set forth in the above table will be subject to further adjustment in certain circumstances. If the amount of indebtedness per share of common stock of Spinco outstanding immediately after the Cellular Spin-Off exceeds $2.955, the dollar amounts set forth in the above table (other than the Adjusted Cellular Price) will be reduced dollar-for-dollar by such excess. If $2.955 exceeds such indebtedness, each such dollar amount will be increased dollar-for-dollar by such excess. It is presently anticipated that the amount of such indebtedness would be approximately $1.4 billion (or approximately $4.013 per share).

  In addition, if the Cellular and Wireless Division effects acquisitions or dispositions after June 22, 1995 and prior to the Cellular Spin-Off, such dollar amounts will be increased by the per share amount by which the aggregate purchase prices paid by the Cellular and Wireless Division for such acquisitions exceed the aggregate value of sales prices received by the Cellular and Wireless Division in connection with such dispositions. If the amount of such sales prices received exceeds the amount of such purchase prices paid, such dollar amounts will be decreased by the per share amount of such difference. The dollar amounts in this paragraph will be further adjusted if the number of shares of common stock of Spinco outstanding immediately after the Cellular Spin-Off differs from the number of shares of Sprint Common Stock outstanding immediately after the Cellular Spin-Off.

  Purchase of Class A Preference Stock at an Additional Preference Stock Closing. If (i) FT and DT have purchased shares of Class A Preference Stock at the First Closing but the Conversion Price was not fixed at the First Closing,
(ii) the Conversion Price of such shares thereafter becomes fixed in accordance with the Articles of Incorporation as amended by the Charter Amendments (see "--Conversion and Redemption"), and (iii) the Cellular Spin-Off has not occurred and Sprint has not abandoned the Cellular Spin-Off, then each of FT and DT, subject to satisfaction of certain conditions, will purchase from Sprint additional shares of Class A Preference Stock. Such shares will have a per share liquidation value equal to the Target Price and an aggregate liquidation value of $1.5 billion. Sprint may determine that the aggregate liquidation value will be less than $1.5 billion, but not less than $0.5 billion. Such shares will be convertible at the Conversion Price fixed in accordance with the Articles of Incorporation as amended by the Charter Amendments.

  The purchase of such shares of Class A Preference Stock will occur at one or more Additional Preference Stock Closings. Unless otherwise agreed by the parties, the first Additional Preference Stock Closing will occur ten business days after the later of (i) the date on which the Conversion Price is fixed and
(ii) the date on which all of the conditions precedent to such closing have been satisfied or waived (except conditions to be satisfied concurrently with such closing). See "Investment Agreement and Related Investment Documents-- Conditions to Article IV Closing." Sprint will determine when the subsequent Additional Preference Stock Closings, if any, will occur, but unless otherwise agreed by the parties none may occur (i) more than one year after the first Additional Preference Stock Closing, (ii) more than five years and sixty days after the First Closing (subject to certain limited exceptions), (iii) after the Cellular Spin-Off has occurred, or (iv) after Sprint has abandoned the Cellular Spin-Off.

  If FT and DT are obligated to purchase shares of Class A Preference Stock at an Additional Preference Stock Closing, Sprint may, not later than five business days after the date on which the Conversion Price first becomes fixed, notify FT and DT of the number of Additional Preference Stock Closings that are to occur. Sprint may not elect that more than one Additional Preference Stock Closing occur unless the aggregate liquidation value of the Class A Preference Stock to be purchased at all such closings exceeds $500 million, and in no event may Sprint elect that more than three Additional Preference Stock Closings occur. In addition, the aggregate liquidation value of the Class A Preference Stock to be purchased at the first Additional Preference Stock Closing must be at least $500 million and the aggregate liquidation value of the Class A Preference Stock to be purchased at any subsequent Additional Preference Stock Closing must be at least $100 million. Finally, if there are three Additional Preference Stock Closings, the shares to be purchased at the second and third Additional Preference Stock Closings must have identical aggregate liquidation values.

  Purchase of Class A Preference Stock at the Supplemental Preference Stock Closing. If FT and DT elect to defer conversion of the Class A Preference Stock in accordance with the Articles of Incorporation as amended by the Charter Amendments because the Conversion Price is in excess of 135% of the Average Sprint Price for the twenty trading days ended on the tenth business day prior to the date established for the conversion of Class A Preference Stock into Class A Common Stock (the "Conversion Date") (see "--Conversion and Redemption"), then FT and DT, subject to satisfaction of certain conditions, will purchase from Sprint additional shares of Class A Preference Stock having an aggregate liquidation value equal to the excess of (i) the product of 86,236,036 and the per share Conversion Price of the outstanding Class A Preference Stock over (ii) the aggregate liquidation value of the shares of Class A Preference Stock previously purchased. The purchase price of each such share will be equal to its liquidation value.

  Unless otherwise agreed by the parties, the Supplemental Preference Stock Closing will occur ten business days after the later of (i) the date on which the election to defer conversion pursuant to the Articles of Incorporation as amended by the Charter Amendments is made and (ii) the date on which all of the conditions precedent to such closing have been satisfied or waived (except conditions to be satisfied concurrently with such closing). See "Investment Agreement and Related Investment Documents-- Conditions to Article IV Closing." Unless otherwise agreed by the parties, the Supplemental Preference Stock Closing may not occur more than five years and 60 days after the First Closing (subject to certain limited exceptions).

  Purchase of Class A Common Stock at the Deferred Common Stock Closing. If (i) FT and DT have purchased shares of Class A Preference Stock at the First Closing, (ii) the Cellular Spin-Off has occurred or been abandoned, (iii) the conditions to the establishment of the Conversion Date have been satisfied,
(iv) the shares of Class A Preference Stock are to be converted on the Conversion Date, and (v) such conversion has not been deferred by FT and DT as described above, then FT and DT (subject to satisfaction of certain conditions) will purchase from Sprint additional shares of Class A Common Stock equal to the excess of (i) 86,236,036 shares over (ii) the sum of (x) the number of shares of Class A Common Stock issued upon conversion of the outstanding shares of Class A Preference Stock and (y) the number of shares of Class A Common Stock that would have been issued in respect of shares of Class A Preference Stock previously purchased but which have been transferred to persons other than the Class A Holders or redeemed. The purchase price of each such share will be the Conversion Price at which shares of Class A Preference Stock were converted into shares of Class A Common Stock.

  Unless otherwise agreed by the parties, the Deferred Common Stock Closing at which such shares will be purchased will occur on the later of (i) the Conversion Date and (ii) the date on which all of the conditions precedent to such closing have occurred. See "Investment Agreement and Related Investment Documents-- Conditions to Article IV Closing." Unless otherwise agreed by the parties, the Deferred Common Stock Closing may not occur more than five years and 60 days after the First Closing (subject to certain limited exceptions) or fewer than 30 business days after the Cellular Spin-Off.

 Conversion and Redemption.

  Timing of Conversion. Shares of Class A Preference Stock will automatically convert into Class A Common Stock (or if the Fundamental Rights have terminated as to all outstanding shares of Class A Preference Stock, into Sprint Common Stock) at the applicable Conversion Price on a Conversion Date that is the latest to occur of (i) the earliest of (x) 35 trading days after the Cellular Spin-Off occurs, (y) 30 days after the abandonment of the Cellular Spin-Off and
(z) 60 days after the fifth anniversary of the Initial Issuance Date and (ii) five business days after the date on which the Conversion Price becomes fixed (as described below). Notwithstanding the foregoing, if after the Cellular Spin-Off occurs shares of Class A Preference Stock which were previously not convertible because the Cellular Spin-Off had not yet occurred otherwise would be converted as described herein at a Conversion Price equal to or greater than 135% of the Average Sprint Price for the 20 trading days ended on the 10th business day prior to the Conversion Date, the Class A Holders may elect to defer such conversion until the first business day following the 30th business day after the occurrence of a period of 20 trading days in which the Conversion Price is not more than 135% of the Average Sprint Price over such period or until the Class A Holders otherwise elect to convert at the Conversion Price calculated as described below.

  If the Conversion Price has not been fixed by the fifth anniversary of the Initial Issuance Date and Sprint has not redeemed such shares of Class A Preference Stock within five business days after the 60th day following such fifth anniversary, the Class A Preference Stock shall be convertible at any time after the tenth business day after such 60th day only at the election of the Class A Holders to effect a conversion at a Conversion Price equal to the Minimum Price for the 20 trading days ended on the trading day that is five trading days prior to such conversion.

  Conversion Price. Each share of Class A Preference Stock will convert, at such time as described above, into a number of shares of Class A Common Stock equal to the liquidation value of a share of Class A Preference Stock divided by the Conversion Price as determined according to the following principles:

  Fixing of Conversion Price at First Closing. If the First Closing Average Sprint Price is at or above $34.982 or Sprint or FT and DT have made an election to fix the Conversion Price, the Conversion Price will be fixed at the First Closing in accordance with Table K below:

                                  TABLE K

                 FIXING OF CONVERSION PRICE AT FIRST CLOSING

       FIRST CLOSING AVERAGE
         SPRINT PRICE                          CONVERSION PRICE
       ---------------------                   ----------------
     First Closing Average                     FT and DT may elect to fix
     Sprint Price below $34.982                Conversion Price at Target Price
                                               ($47.225); Sprint may elect to
                                               fix Conversion Price at 135% of
                                               First Closing Average Sprint
                                               Price
     First Closing Average                     Target Price ($47.225)
     Sprint Price at or above
     $34.982 and at or below $37.780
     First Closing Average Sprint Price above  125% of First Closing Average
     $37.780 and at or below $38.963           Sprint Price
     First Closing Average Sprint Price        $48.704
     above $38.963

  Fixing of Conversion Price Following First Closing But Prior to Second Anniversary. If the First Closing Average Sprint Price is below $34.982 and no election has been made by Sprint or FT and DT as described above, then the Conversion Price will not be fixed at the First Closing. In such case, if prior to the second anniversary of the Initial Issuance Date the Cellular Spin-Off has occurred and the Average Sprint Price for any period of 20 consecutive trading days following the Cellular Spin-Off has been at or above the New Lower Threshold Sprint Price, the Conversion Price will be fixed on the day following the end of such 20-day period at the New Target Price. If prior to the second anniversary of the Initial Issuance Date the Cellular Spin-Off has not occurred and the Average Sprint Price for any period of 20 consecutive trading days is at or above $34.982, the Conversion Price shall be fixed on the day following the end of such 20 day period at $47.225.

  At any time prior to the second anniversary of the Initial Issuance Date, if the Cellular Spin-Off has occurred, (i) FT and DT may elect to fix the Conversion Price at the New Target Price and (ii) Sprint may elect to fix the Conversion Price at 135% of the Average Sprint Price for the 20 consecutive day trading period ended five days before the date of such election. In addition, at any time prior to the second anniversary of the Initial Issuance Date, if the Cellular Spin-Off has not occurred, (i) FT and DT may elect to fix the Conversion Price at $47.225 and (ii) Sprint may elect to fix the Conversion Price at 135% of the Average Sprint Price for the 20 consecutive day trading period ended five days before the date of such election.

  Table L below illustrates the provisions described above governing the fixing of the Conversion Price following the First Closing and prior to the second anniversary of the First Closing:

                                  TABLE L

                       FIXING OF CONVERSION PRICE FOLLOWING
                   FIRST CLOSING AND PRIOR TO SECOND ANNIVERSARY

                   STATUS                             CONVERSION PRICE
                   ------                             ----------------
   Cellular Spin-Off consummated and       New Target Price
   thereafter Average Sprint Price at or
   above New Lower Threshold Sprint Price
   Cellular Spin-Off not consummated and   Target Price ($47.225)
   Average Sprint Price at or above
   $34.982
   Cellular Spin-Off consummated and       FT and DT may elect to fix Conversion
   Average Sprint Price below New Lower    Price at New Target Price; Sprint may
   Threshold Sprint Price                  elect to fix Conversion Price at 135%
                                           of Average Sprint Price
   Cellular Spin-Off not consummated and   FT and DT may elect to fix Conversion
   Average Sprint Price below $34.982      Price at Target Price ($47.225);
                                           Sprint may elect to fix Conversion
                                           Price at 135% of Average Sprint Price

  Fixing of Conversion Price at and Following Second Anniversary of First Closing. If neither the Cellular Spin-Off nor the conversion of the Class A Preference Stock into Class A Common Stock or Common Stock has occurred prior to the second anniversary of the Initial Issuance Date and the Conversion Price has not previously been fixed, the Conversion Price will become fixed automatically on such second anniversary at 135% of the Average Sprint Price for the 20 consecutive day trading period ended five business days before the second anniversary of the Initial Issuance Date; provided that if such Average Sprint Price is below $32.641, Sprint may elect to defer the fixing of the Conversion Price for three additional years so that if, at any time during these three years (assuming no Cellular Spin-Off), the Average Sprint Price for a 20 consecutive day trading period shall be at least equal to $32.641, the Conversion Price shall be fixed at $44.065. If the Cellular Spin-Off occurs during this three-year period, the Conversion Price will be fixed at 93.308% of the New Target Price if the Average Sprint Price for a 20 consecutive day trading period beginning after the date of the Cellular Spin-Off reaches 93.308% of the New Lower Threshold Sprint Price. In addition, during this three-year period, Sprint may at any time elect to cause the Conversion Price to be fixed at 135% of the Average Sprint Price for the 20 trading days ended five business days before the date of such election and FT and DT may elect to cause the Conversion Price to be fixed at $44.065 (if the Cellular Spin-Off has not occurred) or 93.308% of the New Target Price (if the Cellular Spin-Off has occurred).

  If, prior to such second anniversary, the Cellular Spin-Off has occurred but the conversion of shares of Class A Preference Stock has not taken place and the Conversion Price has not previously been fixed, the Conversion Price will become fixed automatically on such second anniversary at 135% of the Average Sprint Price for the 20 consecutive day trading period ended five business days before the second anniversary of the Initial Issuance Date; provided that if such Average Sprint Price is below 93.308% of the New Lower Threshold Sprint Price, Sprint may elect to defer the fixing of the Conversion Price for three additional years so that if, at any time during these three years the Average Sprint Price shall be at least equal to 93.308% of the New Lower Threshold Sprint Price, the Conversion Price shall be fixed at 93.308% of the New Target Price. During this three-year period, Sprint may at any time cause the Conversion Price to be fixed at 135% of the Average Sprint Price for the 20 trading days ended five business days before the date of such election and FT and DT may elect to cause the Conversion Price to be fixed at 93.308% of the New Target Price.

  Table M below illustrates the provisions described above governing the fixing of the Conversion Price after the second anniversary of the First Closing:

                                  TABLE M

              FIXING OF CONVERSION PRICE AFTER SECOND ANNIVERSARY

                    STATUS                           CONVERSION PRICE
                    ------                           ----------------
     Cellular Spin-Off consummated and      93.308% of New Target Price
     thereafter Average Sprint Price at
     or above New Lower Threshold
     Sprint Price
     Cellular Spin-Off not consummated      $44.065
     and Average Sprint Price at or
     above $32.641
     Cellular Spin-Off consummated and      93.308% of New Target Price if FT
     Average Sprint Price below New         and DT elect to fix Conversion
     Lower Threshold Sprint Price           Price; 135% of Average Sprint
                                            Price if Sprint elects to fix
                                            Conversion Price
     Cellular Spin-Off not consummated and  $44.065 if FT and DT elect to fix
     Average Sprint Price below $32.641     Conversion Price; 135% of Average
                                            Sprint Price if Sprint elects to
                                            fix Conversion Price

  Re-Fixing of Conversion Price. If the Conversion Price has been fixed before the date of the Cellular Spin-Off, effective at the date of the Cellular Spin-Off, the Conversion Price automatically will be re-fixed as described in Table N below:

                                  TABLE N

                         RE-FIXING OF CONVERSION PRICE

   ORIGINAL CONVERSION PRICE                   RE-FIXED CONVERSION PRICE
   -------------------------                   -------------------------
Lesser of (i) 125% of the Average          Maximum Price less the product of
Sprint Price for the relevant period, and  (i) the lesser of (x) 125%, and
(ii) $48.704 (the "Maximum Price")         (y) the quotient of $48.704
                                           divided by the Average Sprint
                                           Price used in calculating such
                                           Maximum Price, multiplied by (ii)
                                           the Cellular Spin-off Reduction
                                           Factor
Minimum Price                              Minimum Price less 135% of the
                                           Cellular Spin-off Reduction
                                           Factor
Target Price                               New Target Price(1)

--------

(1) If the Cellular Spin-Off has not occurred prior to the First Closing and the First Closing Average Sprint Price is within the Sprint Price Range, such re-fixed Conversion Price will equal the Target Price minus the product of (i) the quotient of $47.225 divided by the First Closing Average Sprint Price, multiplied by (ii) the Cellular Spin-Off Reduction Factor.

  The Conversion Price will also be adjusted to reflect the purchase price of any additional shares of Class A Preference Stock acquired by FT and DT (i) at an Optional Shares Closing (as defined in "--Purchase of Optional Shares"),
(ii) pursuant to their equity purchase rights under the Stockholders' Agreement or (iii) pursuant to the automatic conversion of Common Stock into Class A Stock under the Charter Amendments.

  Conversion Following Certain Events Under the Sprint Rights Plan. If (i) a public announcement is made that any person (other than Sprint, the Class A Holders and certain specified persons), together with all affiliates and associates of such person, is the beneficial owner of 20% or more of the shares of Sprint Common Stock and Class A Common Stock outstanding or (ii) any person (other than Sprint and certain specified persons) makes a tender or exchange offer, if upon consummation of such offer such person would beneficially own 20% or more of the shares of Sprint Common Stock and Class A Common Stock outstanding, in each case other than as a result of an action by any Class A Holder, the holders of a majority of the outstanding shares of Class A Preference Stock may elect that, immediately prior to the date on which the Rights under the Sprint Rights Plan are to detach and become exercisable (see "Information Concerning Sprint--Antitakeover Provisions Applicable to Sprint-- Sprint Rights Plan") as a result of the actions described in clause (i) or
(ii), each share of Class A Preference Stock will convert at a Conversion Price equal to the Target Price into shares of Class A Common Stock.

  Redemption. Unless conversion is deferred as described under "--Timing of Conversion," if shares of Class A Preference Stock remain outstanding after the 60th day following the fifth anniversary of the Initial Issuance Date, each outstanding share of Class A Preference Stock must be redeemed by Sprint for cash at its liquidation preference within five business days after such date. However, if Sprint fails to comply with its obligation to redeem such shares within five business days after the 60th day following such fifth anniversary, the Class A Preference Stock at any time after the tenth business day after such 60th day will be convertible at the election of the Class A Holders at a Conversion Price equal to the Minimum Price for the 20 trading days ended on the trading day that is five trading days prior to such conversion.

  Purchase of Optional Shares. Each of FT and DT will have the right, but not the obligation, to purchase from Sprint additional shares (the "Optional Shares") of either (i) Class A Common Stock, if Sprint has previously issued Class A Common Stock (the date on which such Class A Common Stock was first issued being referred to as the "Class A Common Issuance Date"), or (ii) Class A Preference Stock, if the Supplemental Preference Stock Closing has occurred. The number of Optional Shares that each of FT and DT will be entitled to purchase at the closing for such shares (the "Optional Shares Closing") generally will be equal to one-half of the number of shares of Class A Common Stock equal to, or one-half the number of additional shares of Class A Preference Stock convertible into a number of additional shares of Class A Common Stock equal to, 25% of the number of shares of Sprint Common Stock issued after June 14, 1994 and on or prior to the date of the Supplemental Preference Stock Closing or the Class A Common Issuance Date, whichever occurs first (the "Investment Completion Date").

  Shares of Class A Preference Stock purchased at the Optional Shares Closing will have a per share liquidation value equal to their per share purchase price and, upon the issuance of such shares at the Optional Shares Closing, the Conversion Price will be adjusted as described in "--Conversion and Redemption."

  With respect to shares of Sprint Common Stock issued after June 14, 1994 and on or prior to the Investment Completion Date, other than those shares of Sprint Common Stock issued in respect of stock options, warrants or other rights (except rights issued pursuant to the Sprint Rights Plan) in existence on or before the Initial Issuance Date (including any such shares issued pursuant to employee benefit plans) or upon the conversion of any securities outstanding on or before the Initial Issuance Date, the purchase price of the Optional Shares will be based on the weighted average per unit price paid for such Sprint Common Stock.

  With respect to shares of Sprint Common Stock issued after June 14, 1994 and on or prior to the Initial Issuance Date in respect of stock options, warrants or other rights (except rights issued pursuant to the Sprint Rights Plan) in existence on or before the Initial Issuance Date (including any such shares issued pursuant to employee benefit plans) or upon the conversion of any securities outstanding on or before the Initial Issuance Date, the per share purchase price of the Optional Shares will be based on the higher of (i) the per share price at which Class A Common Stock was issued and sold to FT and DT at the Class A Common Issuance Date or at which Class A Preference Stock was issued at the Supplemental Preference Stock Closing and (ii) the weighted average per unit price paid for such Sprint Common Stock. Notwithstanding the foregoing, the purchase price for Optional Shares purchased with respect to "Excess Shares" will be based on the weighted average per unit price paid for such Excess Shares. "Excess Shares" means those shares of Sprint Common Stock issued after the date of the Investment Agreement and on or prior to the Initial Issuance Date (other than pursuant to employee benefit plans) in respect of the exercise of rights to purchase Sprint Common Stock or similar instruments (except rights issued pursuant to the Sprint Rights Plan) issued after the date of the Investment Agreement and on or prior to the Initial Issuance Date that, when aggregated with all other shares of Sprint Common Stock which are issued after the date of the Investment Agreement in respect of the exercise of such rights issued after the date of the Investment Agreement and on or prior to the Initial Issuance Date, exceed 5% of the number of shares of Sprint Common Stock outstanding on the date of the Investment Agreement.

  If after June 14, 1994 and on or prior to the Investment Completion Date Sprint issues voting securities other than Sprint Common Stock or Class A Stock, FT and DT will be entitled to purchase a number of additional Optional Shares of Class A Stock representing 25% of the votes represented by such Sprint voting securities. The purchase price per share for such Class A Stock will be based on the market price per share of the Sprint Common Stock on the date or dates on which such Sprint voting securities are issued.

  Sprint must notify FT and DT within 10 business days after the Investment Completion Date of the number of Optional Shares which they are entitled to purchase. Each of FT and DT may exercise its right to purchase any or all of the Optional Shares by so notifying Sprint prior to the tenth business day following Sprint's delivery of such notice to FT and DT, which notice by FT and DT will constitute a binding commitment to make such purchase, subject to satisfaction of certain conditions. Unless otherwise agreed by the parties, the Optional Shares Closing will occur on the 30th business day after FT and DT notify Sprint of the number of Optional Shares which they elect to purchase. The conditions to the Optional Shares Closing are substantially identical to those described in "Investment Agreement and Related Investment Documents-- Conditions to Article IV Closing." If the Optional Shares Closing does not occur prior to the 60th day following the Investment Completion Date, the Class A Holders may elect to be released from all obligations to purchase Optional Shares, notwithstanding delivery of any notice from FT and DT of their intent to make such purchase.

  Adjustments with Respect to the Shares of Class A Stock to be Purchased. The number of shares of Class A Stock to be purchased by FT and DT and the purchase price for such shares will be adjusted to reflect any stock split, subdivision, stock dividend or other reclassification, consolidation or combination of Sprint voting securities or similar action or transaction occurring between June 14, 1994 and the Investment Completion Date. No such adjustment will be made in respect of the Cellular Spin-Off. In addition, the number of shares of Class A Stock to be purchased by FT and DT will be reduced by the minimum number of shares, if any, necessary to ensure that after the Investment Completion Date FT and DT will own in the aggregate no more than 20% of the sum of (i) the outstanding voting power of Sprint and (ii) the voting power of Sprint which FT and DT have committed to purchase.

  Effect of Conversion. If after the Initial Issuance Date, the Fundamental Rights shall have terminated as to all outstanding shares of Class A Preference Stock, or all outstanding shares of Class A Common Stock shall have converted into Sprint Common Stock (see "--Terms of the Class A Stock--Conversion of Class A Common Stock; Termination of Fundamental Rights"), each share of Class A Common Stock to have been

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

issued by Sprint shall instead be issued as one share of Sprint Common Stock, and shares of Class A Preference Stock shall instead be issued as shares of Sprint Common Stock.

  Assignment. Each of FT and DT will have the right to assign the Investment Agreement and the rights, interests or obligations thereunder, or to delegate performance thereunder, to one or more Qualified Subsidiaries, in which case FT or DT, as the case may be, and such Qualified Subsidiary shall be jointly and severally liable for all of its obligations under the Investment Agreement. An assignment of the right to purchase shares of capital stock of Sprint under the Investment Agreement shall be permitted to be made to a Qualified Subsidiary only if each such Qualified Subsidiary is identified in the Acquiring Person Statement delivered by FT and DT pursuant to the Control Share Acquisitions Statute and all information required by the Control Share Acquisitions Statute with respect to each such Qualified Subsidiary is included in such Acquiring Person Statement. In addition, any such assignment shall be effective only if FT and DT disclose to Sprint the identity of the shareholders of such Qualified Subsidiary and such Qualified Subsidiary agrees to be bound by the terms and conditions of (i) the Investment Agreement and a standstill agreement and (ii) if such assignment is made after the Initial Issuance Date, the Stockholders' Agreement, a confidentiality agreement and the Registration Rights Agreement, upon the purchase by such Qualified Subsidiary of Class A Stock under the Investment Agreement.

  Equity Purchase Rights. In addition to the rights described in this section, the Class A Holders will be entitled to exercise equity purchase rights as described in "Investment Agreement and Related Investment Documents--Equity Purchase Rights."

TERMS OF THE CLASS A STOCK

  In General. The terms of the Class A Common Stock generally will be equivalent on a per share basis to the terms of the Sprint Common Stock except for the special voting and other rights of the Class A Common Stock described below. The terms of the Class A Preference Stock generally will be identical to the terms of the Class A Common Stock with respect to rights to representation on the Sprint Board and disapproval rights, but will differ from the Class A Common Stock in other respects, such as the right to receive dividends, liquidation rights, voting rights and protection from dilution. See "--Terms of the Class A Common Stock" and "--Terms of the Class A Preference Stock." FT and DT will be issued shares of Class A Stock rather than Sprint Common Stock primarily to enable FT and DT to elect directly their designees to the Sprint Board and to exercise certain disapproval rights in their capacity as stockholders. The Class A Holders, like all holders of other capital stock of Sprint, are not entitled to preemptive rights with respect to their capital stock of Sprint. The Class A Holders will, however, be entitled in certain circumstances to exercise equity purchase rights. See "Investment Agreement and Related Investment Documents--Equity Purchase Rights."

  Board Representation. Beginning on the Initial Issuance Date, the Class A Holders will be entitled to representation on the Sprint Board equal to the percent of the Sprint voting power owned by the Class A Holders, rounded up or down to the nearer whole number of directors. In addition, for so long as it is necessary in order to allow FT or DT to receive certain benefits under relevant tax treaties between the United States and France and between the United States and Germany, respectively, the Class A Holders will be entitled to elect not less than 20% of the members of the Sprint Board at any time when their actual percentage of Sprint voting power is at least 20%. Moreover, the Class A Holders will be entitled to elect a minimum of two directors so long as their Committed Percentage does not fall below 10% due to transfers by Class A Holders or below 10% for 180 consecutive days due to circumstances other than such transfers or, if the Committed Percentage is below 10% for 180 consecutive days following a Major Issuance, until the latest of (i) three years after the consummation of such Major Issuance, (ii) three years after the first closing of a purchase of Class A Stock to occur after the Conversion Price is fixed if Class A Preference Stock has been issued (the "Fixed Closing Date"), and (iii) the Investment Completion Date. See "Investment Agreement and Related Investment Documents--Equity Purchase Rights." In addition, until the Investment Completion Date, so long as the aggregate liquidation value of the outstanding Class A Preference Stock is at least $1.5 billion (or a lesser amount resulting from a purchase by Sprint of shares of Class A Preference Stock pursuant to the Stockholders' Agreement in order for Sprint to comply with Section 310 of the Communications Act), the Class A Holders will be entitled to elect a minimum of two directors.

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


  If at any time following the Initial Issuance Date the Class A Holders are entitled to elect a number of additional directors which exceeds the number of vacancies on the Sprint Board, the total number of directors on the Sprint Board shall automatically increase to such number as is necessary to enable the Class A Holders to elect the number of additional directors to which they are entitled. The foregoing rights are subject to termination as discussed below. See "--Conversion of Class A Common Stock; Termination of Fundamental Rights." In addition, if at any time the number of directors that the Class A Holders have the right to elect decreases, the Charter Amendments will contain a mechanism resulting in the removal of the appropriate number of Class A Directors from the Sprint Board.

  If any time after the termination of Fundamental Rights as to all outstanding shares of Class A Preference Stock (see "--Conversion of Class A Common Stock; Termination of Fundamental Rights"), Sprint shall not have declared and paid all accrued and unpaid dividends on the Class A Preference Stock for four consecutive quarterly dividend periods (see "--Terms of the Class A Preference Stock--Dividends"), then the holders of the Class A Preference Stock will have the exclusive right, voting separately as a class, to elect two directors until all such accrued and unpaid dividends have been paid.

  If the Joint Venture Agreement is terminated, Sprint may exclude the Class A Directors from deliberations of the Sprint Board that a majority of the Independent Directors believe involve (i) sensitive information relating to Sprint and its relationship to FT or DT or Sprint's activities that are competitive with the activities of FT or DT or (ii) matters in which such Class A Directors or the Class A Holders otherwise have conflicts of interest with Sprint.

  The Charter Amendments require that (i) Sprint limit the number of non-U.S. directors who are not designated by the Class A Holders if necessary in order to permit the Class A Holders under applicable law to have the representation on the Sprint Board discussed above and (ii) a majority of the members of the Sprint Board must be Independent Directors.

  Unless prohibited by law or the rules of the New York Stock Exchange (the "NYSE"), the Class A Holders will be entitled to one representative on each committee of the Sprint Board. After examining the relevant circumstances, the NYSE has indicated that it would be opposed to the Class A Holders having a representative on the Audit Committee of the Sprint Board.

 Disapproval Rights.

  Certain Business Transactions. The Class A Holders will have the right to disapprove the following actions by Sprint until the second anniversary of the Initial Issuance Date (through action by the holders of a majority of the shares of Class A Stock):

    (i) any transaction or series of related transactions resulting in divestitures of assets with a fair market value in excess of 20% of Sprint's market capitalization as of the date of the definitive agreement relating to the last such divestiture, with the exception of:

      (A) transfers to joint ventures approved by FT and DT prior to the Initial Issuance Date;

      (B) transfers of assets to (x) any entity in exchange for equity interests in such entity if, after such transfer, Sprint owns at least a 51% ownership and voting interest in such entity or (y) any joint venture that is an operating joint venture that is not controlled by any of its participants and in which (1) Sprint has the right, acting alone, to disapprove certain specified material business decisions and
    (2) major competitors of the Joint Venture do not in the aggregate own more than 20% of the equity interests or voting power of such entity;

      (C) swaps of local telecommunications or cellular properties for similar properties;

      (D) transfers of assets to Sprint or to any subsidiary of Sprint;


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

      (E) spin-offs of equity interests in a wholly-owned subsidiary of Sprint to the stockholders of Sprint, so long as, with respect to a spin-off occurring after the Initial Issuance Date, the Class A Holders receive securities in the spun-off entity with rights no less favorable to the Class A Holders than those granted to the Class A Holders pursuant to the Articles of Incorporation as amended by the Charter Amendments and the Bylaws as amended by the Bylaw Amendments;

      (F) the Cellular Spin-Off (unless Sprint has abandoned the Cellular Spin-Off);

      (G) transfers of assets in connection with certain outsourcing transactions (the transactions set forth in clauses (A) through (G) above are referred to as "Exempt Asset Divestitures"); or

      (H) Exempt Long Distance Asset Divestitures (as defined in "--Right of First Offer with Respect to Long Distance Assets");

    (ii) any transaction or series of related transactions (including a merger or other business combination), other than Exempt Asset Divestitures and Exempt Long Distance Asset Divestitures, resulting in the acquisition for cash or debt securities having a maturity of less than one year of:

      (A) businesses in the fields of telecommunications and information technology and applications, and equipment, software applications and related consumer and business services, including value-added consumer and business services generated through underlying telecommunications services using all technology and physical transport, network intelligence and software applications and cable television (but not including any programming or content-related activities with respect thereto) ("Core Businesses"), the purchase price of which exceeds 20% of Sprint's market capitalization immediately prior to such acquisition; or

      (B) businesses other than Core Businesses, the purchase price of which exceeds 5% of Sprint's market capitalization immediately prior to such acquisition, provided that if such businesses other than Core Businesses are to be obtained in a transaction in which Core Businesses will also be obtained and the ratio of the fair market value of the Core Businesses to be acquired to the fair market value of the other businesses to be acquired exceeds 1.75 to 1, then the Class A Holders will not be entitled to disapprove such transaction except as set forth in clause (ii)(A) above;

    (iii) the issuance by Sprint of any capital stock or debt with class voting rights and certain disapproval rights which are in scope and duration as extensive as or more extensive than the rights granted to the Class A Holders;

    (iv) the declaration of extraordinary cash dividends or cash distributions to stockholders of Sprint during any one year in excess of 5% of the market capitalization of Sprint (if the Investment Completion Date has not occurred by the end of such two-year period, the Class A Holders will continue to have the right to disapprove such dividends or distributions until the occurrence of the Investment Completion Date);

    (v) any merger or other business combination in which Sprint is not the surviving parent corporation; and

    (vi) any Major Issuance.

  Beginning two years after the Initial Issuance Date, Sprint may take any of the foregoing actions despite the disapproval of such action by FT and DT. However, if despite such disapproval Sprint nevertheless takes any of the actions described in clauses (i), (ii), (iii), (iv) or (vi) above following the second anniversary, but prior to the fifth anniversary, of the Initial Issuance Date, the transfer restrictions described below applicable to the Class A Stock (other than those restrictions relating to transfers to a holder of more than 5% of the outstanding Sprint voting power) will terminate, unless in the case of a Major Issuance the Class A Holders have exercised their equity purchase rights in respect of such Major Issuance. See "Investment Agreement and Related Investment Documents--Transfer Restrictions."

  In addition, during the five-year period following the Initial Issuance Date, a Major Issuance will require the approval of two-thirds of the Independent Directors, and after such five-year period will require the approval of a majority of the Independent Directors as long as any shares of Class A Stock are outstanding.

  Governing Documents, Etc. The Class A Holders will have the right to disapprove the following actions until no shares of Class A Stock are outstanding:

    (i) amendments to the Articles of Incorporation as amended by the Charter Amendments, the Bylaws as amended by the Bylaw Amendments or the Sprint Rights Plan that would adversely affect the rights of the Class A Holders under the Articles of Incorporation or the Bylaws as so amended;

    (ii) issuance by Sprint of any capital stock or debt (including pursuant to a merger or other business combination) with more than one vote per share or otherwise having supervoting powers;

    (iii) any merger or other business combination involving Sprint that results in a Change of Control, unless the surviving corporation expressly
  (x) assumes all of Sprint's obligations to the Class A Holders with respect to Long Distance Assets (see "--Long Distance Assets") and all of the provisions of the Registration Rights Agreement and (y) agrees to be bound by the rights of FT, DT and their affiliates to exercise greater control over the Joint Venture following certain occurrences (see "The Joint Venture--Management and Control--Increased Control Over the Joint Venture by the Sprint Parties or the FT/DT Parties");

    (iv) any merger or other business combination involving Sprint that does not result in a Change of Control, unless (x) Sprint survives as the parent entity, or (y) the surviving corporation expressly assumes all of Sprint's obligations in respect of the rights of the Class A Holders granted pursuant to the Articles of Incorporation as amended by the Charter Amendments, the Bylaws as amended by the Bylaw Amendments, the Stockholders' Agreement and the Registration Rights Agreement; and

    (v) if any shares of Class A Preference Stock are outstanding, the issuance by Sprint of shares of Sprint Preferred Stock which have rights to the payment of dividends or the distribution of assets upon the liquidation, dissolution or winding up of Sprint senior to such rights of the Class A Preference Stock.

  Long Distance Assets. During the Initial Period, no sale of Long Distance Assets, other than an Exempt Long Distance Asset Divestiture, with a fair market value in excess of 5% (Cumulative) of the fair market value of the Long Distance Assets may be consummated by Sprint if it is disapproved by the Class A Holders. As used herein, the term "Cumulative" means a percentage representing the aggregate fair market value of all Long Distance Assets previously sold or proposed to be sold in the transaction for which such calculation is being made, divided by the fair market value of Long Distance Assets existing on the date of the definitive agreement with respect to such transaction.

  Major Competitors. Although there are certain differences between the definition used in the Investment Agreement and the definition used in the Joint Venture Agreement, a "Major Competitor of FT/DT" is defined generally as a company which materially competes with a major portion of the telecommunications services business of FT, DT or Atlas in Europe or the business of the Joint Venture, or a company which has taken substantial steps to become such a Major Competitor and which FT or DT has reasonably concluded, in its good faith judgment, will be a Major Competitor in the near future in France or Germany . During the ten-year period following the Initial Issuance Date, Sprint may not consummate any transaction or take any other action that would result in, or is taken for the purpose of encouraging or facilitating, a Major Competitor of FT/DT having, or being granted by Sprint, any right, permission or approval to acquire (other than pursuant to a Strategic Merger) 10% or more of the outstanding Sprint voting power if such transaction or action is disapproved by the Class A Holders.

  Conversion of Class A Common Stock; Termination of Fundamental Rights. Under certain circumstances, shares of Class A Common Stock will automatically convert into shares of Sprint Common Stock, or, if any shares of Class A Preference Stock are outstanding, the Fundamental Rights will terminate.


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

  Conversion Following Reduction in Ownership. If, after the Investment Completion Date, the aggregate Committed Percentage of the Class A Holders is below 10% for more than 180 consecutive days other than due to sales by the Class A Holders, each outstanding share of Class A Common Stock will automatically convert into one share of Sprint Common Stock or, if shares of Class A Preference Stock are outstanding, the Fundamental Rights will terminate, unless the Committed Percentage falls below 10% for more than 180 consecutive days due to a Major Issuance, in which case the Class A Common Stock will not convert or the Fundamental Rights will not terminate, as the case may be, until the latest of (i) three years after the consummation of such Major Issuance, (ii) three years after the Fixed Closing Date, and (iii) the Investment Completion Date. If after the Investment Completion Date the Committed Percentage falls below 10% due to a sale by the Class A Holders, each outstanding share of Class A Common Stock will automatically and immediately convert into one share of Sprint Common Stock or, if any shares of Class A Preference Stock are outstanding, the Fundamental Rights will immediately terminate. Moreover, if prior to the Investment Completion Date the Class A Holders own in the aggregate less than $1.5 billion of Class A Preference Stock due to a transfer of such Class A Preference Stock by the Class A Holders (other than a transfer required by Sprint to comply with Section 310 of the Communications Act), the Fundamental Rights will terminate.

  Conversion Following Breach of Certain Related Investment Documents. Except as described below, each outstanding share of Class A Common Stock will convert into one share of Sprint Common Stock or, if any shares of Class A Preference Stock are outstanding, the Fundamental Rights will terminate, if (i) FT, DT or any Qualified Subsidiary breaches in any material respect its obligations with respect to transfers of Class A Stock to large stockholders, (ii) FT, DT or any Qualified Subsidiary breaches in any material respect any other restriction on the transfer of Class A Stock or (iii) FT, DT or any Qualified Subsidiary breaches its obligations under certain specified provisions of the Standstill Agreement or under any standstill agreement into which such Qualified Subsidiary has entered (a "Qualified Subsidiary Standstill Agreement"), as the case may be.

  When a breach described in the preceding paragraph occurs, the breaching Class A Holders must indicate to Sprint which of the following actions they will take with respect to such breach. First, the breaching Class A Holders may indicate that they intend to cure such breach (except for breaches of the Standstill Agreement or a Qualified Subsidiary Standstill Agreement which occur in the context of an effort to change or influence the control of Sprint) in which case no conversion of Class A Common Stock into Sprint Common Stock or termination of Fundamental Rights will occur unless the breach is not cured within a specified time period. Second, the breaching Class A Holders may indicate that they intend to dispute the existence of such breach, in which case no conversion of Class A Common Stock into Sprint Common Stock or termination of Fundamental Rights will occur until a final nonappealable order of a court is issued finding that such breach occurred and, if applicable, was not cured. Upon the issuance of an order of a lower court finding that a breach has occurred, certain of the Minority Rights will be suspended. In addition, with respect to breaches described in clause (i) in the preceding paragraph, certain Minority Rights will be suspended until the cure has been effected or, if the existence of the breach is disputed, until such time as the court finds no breach has occurred. Finally, the breaching Class A Holders may admit that such breach occurred and, if applicable, cannot be cured, in which case each outstanding share of Class A Common Stock will immediately convert into one share of Sprint Common Stock or, if any shares of Class A Preference Stock are outstanding, the Fundamental Rights will terminate. If the breaching Class A Holders fail within the applicable time period to indicate either an intent to cure a breach or to dispute the existence of such breach, such Class A Holders will be deemed to have admitted such breach and its inability to be cured.

  The Class A Holders will not have the right to cure a breach of the Standstill Agreement or a Qualified Subsidiary Standstill Agreement which occurs in the context of an effort to change or influence the control of Sprint. The Class A Holders will, however, have the right to dispute the existence of such a breach, in which case no conversion of Class A Common Stock into Sprint Common Stock or termination of Fundamental Rights will occur until a final nonappealable order of a court is issued finding that such breach occurred. Pending the entering of such an order, certain Minority Rights will be suspended. If the Class A Holders do

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

not dispute the existence of such a breach, each outstanding share of Class A Common Stock will immediately convert into one share of Sprint Common Stock or, if any shares of Class A Preference Stock are outstanding, the Fundamental Rights will terminate.

  Conversion Following Failure to Purchase Class A Stock. The Fundamental Rights associated with any outstanding Class A Preference Stock will terminate if any Class A Holder fails to purchase Class A Stock at any closing at which it is required to effect such a purchase.

  Conversion Following Breach of the Joint Venture Agreement. Except as described below, each outstanding share of Class A Common Stock will automatically convert into one share of Sprint Common Stock or, if any shares of Class A Preference Stock are outstanding, the Fundamental Rights will immediately terminate, if (i) the Sprint Parties receive the right to control the management of the Joint Venture as a result of the sale by Atlas of all or a substantial part of its telecommunications assets used to provide services to the Joint Venture to a Major Competitor of Sprint (see "The Joint Venture-- Effect of Acquisition by a Major Competitor--Sale of Assets by Atlas to a Major Competitor of Sprint") or as a result of certain breaches of the Joint Venture Agreement or the Related Joint Venture Documents or (ii) the Joint Venture is terminated due to certain actions by the FT/DT Parties. Although there are certain differences between the definition used in the Investment Agreement and the definition used in the Joint Venture Agreement, a "Major Competitor of Sprint" is defined generally as a company which materially competes with a major portion of the telecommunications services business of Sprint in North America or the business of the Joint Venture or a company which has taken substantial steps to become such a Major Competitor.

  If the Joint Venture is terminated due to certain actions on the part of the Sprint Parties or if the FT/DT Parties receive the right to control the management of the Joint Venture due to certain breaches of the Joint Venture Agreement by the Sprint Parties, each share of Class A Common Stock outstanding will automatically convert into one share of Sprint Common Stock on the third anniversary of such termination or, if any shares of Class A Preference Stock are outstanding, the Fundamental Rights will terminate on such third anniversary. If the Joint Venture is terminated for reasons other than those described in the preceding paragraph or the preceding sentence, (i) on the date of such termination the Minority Rights of the Class A Holders, other than rights to representation on the Sprint Board and with respect to certain matters relating to the governing documents and related matters of Sprint, will immediately terminate and (ii) on the third anniversary of such termination of the Joint Venture, each share of Class A Common Stock outstanding will automatically convert into one share of Sprint Common Stock or, if any shares of Class A Preference Stock are outstanding, all of the remaining Fundamental Rights will terminate.

  Conversion Following Change of Control. Upon the occurrence of a Change of Control (other than a Change of Control arising from a change in the identity of a majority of the Sprint Board due to (i) a proxy contest; (ii) the election of directors by the holders of the Sprint Preferred Stock; or (iii) an unauthorized tender offer not approved by a majority of the Independent Directors), the Minority Rights, except for rights as to Long Distance Assets and rights to participate in a Change of Control, will terminate. Sprint is obligated in such a situation to negotiate in good faith with any potential acquiror of control to provide the Class A Holders with rights equivalent to the rights of the Class A Holders to representation on the Sprint Board. Upon such Change of Control, the Class A Holders will have the right, but not the obligation, to cause the conversion of their Class A Stock into Sprint Common Stock.

  Conversion Following Failure to Maintain Ownership Ratios. If the ratio of the number of shares of Class A Stock held by either of FT or DT and its Qualified Subsidiaries to the number held by the other of FT or DT and its Qualified Subsidiaries exceeds 50/50 prior to the Investment Completion Date for more than 60 days after notice from Sprint to FT and DT, each share of Class A Common Stock outstanding will automatically convert into one share of Sprint Common Stock or, if any shares of Class A Preference Stock are outstanding, the Fundamental Rights will terminate. Following the Investment Completion Date, such ratio may not exceed 60/40.

  Conversion Following Transfers to Persons Other Than FT, DT, a Qualified Subsidiary or a Qualified Stock Purchaser. If any shares of Class A Stock are transferred (other than pursuant to a transfer to FT, DT,

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

a Qualified Subsidiary or a Qualified Stock Purchaser (as defined in "-- Standstill Agreement--Acquisition Restrictions") in accordance with the Stockholders' Agreement) without the approval of Sprint, the shares of Class A Stock so transferred will automatically convert into shares of Sprint Common Stock.

  Conversion Following Actions by Qualified Stock Purchasers. If a Qualified Stock Purchaser becomes a Major Competitor of Sprint, the shares of Class A Common Stock owned by such Qualified Stock Purchaser will immediately convert into Sprint Common Stock or, if any shares of Class A Preference Stock are owned by such Qualified Stock Purchaser, the Fundamental Rights associated with such Class A Preference Stock will terminate. In addition, if such Qualified Stock Purchaser (i) breaches in any material respect its obligations with respect to transfers of Class A Stock to large stockholders, (ii) breaches in any material respect any other restrictions on the transfer of Class A Stock or
(iii) breaches its obligations under certain specified provisions of a standstill agreement into which such Qualified Stock Purchaser has entered in accordance with the Standstill Agreement (a "Qualified Stock Purchaser Standstill Agreement"), the shares of Class A Common Stock owned by such Qualified Stock Purchaser will immediately convert into Sprint Common Stock or, if any shares of Class A Preference Stock are owned by such Qualified Stock Purchaser, the Fundamental Rights associated with such Class A Preference Stock will terminate.

  When a breach described in the second sentence of the preceding paragraph occurs, the breaching Qualified Stock Purchaser must indicate to Sprint which of the following actions it will take with respect to such breach. First, the breaching Qualified Stock Purchaser may indicate that it intends to cure such breach (except for breaches of its Qualified Stock Purchaser Standstill Agreement which occur in the context of an effort to change or influence the control of Sprint), in which case no conversion of Class A Common Stock owned by such Qualified Stock Purchaser into Sprint Common Stock or termination of Fundamental Rights associated with Class A Preference Stock owned by such Qualified Stock Purchaser will occur unless the breach is not cured within a specified time period. Second, the breaching Qualified Stock Purchaser may indicate that it intends to dispute the existence of such breach, in which case no conversion of Class A Common Stock owned by such Qualified Stock Purchaser into Sprint Common Stock or termination of Fundamental Rights associated with Class A Preference Stock owned by such Qualified Stock Purchaser will occur until a final, nonappealable order of a court is issued finding that such breach occurred and, if applicable, was not cured. Upon the issuance of an order of a lower court finding that a breach has occurred, certain of the Minority Rights will be suspended. In addition, with respect to those breaches described in clause (i) in the preceding paragraph which relate to the obligations of the Qualified Stock Purchaser with respect to sales of Class A Stock to large stockholders, certain Minority Rights will be suspended until the cure has been effected or, if the existence of the breach is disputed, until such time as the court finds no breach has occurred. Finally, the breaching Qualified Stock Purchaser may admit that such breach occurred and, if applicable, cannot be cured, in which case each outstanding share of Class A Common Stock owned by such Qualified Stock Purchaser will immediately convert into one share of Sprint Common Stock or, if any shares of Class A Preference Stock are owned by such Qualified Stock Purchaser, the Fundamental Rights associated with such shares of Class A Preference Stock will terminate. If such Qualified Stock Purchaser fails within the applicable time period to indicate either an intent to cure a breach or to dispute the existence of such breach, such Qualified Stock Purchaser will be deemed to have admitted such breach and its inability to be cured.

  A Qualified Stock Purchaser will not have the right to cure a breach of its Qualified Stock Purchaser Standstill Agreement which occurs in the context of an effort to change or influence the control of Sprint. A Qualified Stock Purchaser will, however, have the right to dispute the existence of such a breach, in which case no conversion of Class A Common Stock owned by such Qualified Stock Purchaser into Sprint Common Stock or termination of Fundamental Rights associated with Class A Preference Stock owned by such Qualified Stock Purchaser will occur until a final nonappealable order of a court is issued finding that such breach occurred. Pending the entering of such an order, certain Minority Rights will be suspended. If a Qualified Stock Purchaser does not dispute the existence of such a breach, each outstanding share of Class A Common Stock owned by such Qualified Stock Purchaser will immediately convert into one share of Sprint Common Stock or, if any shares of Class A Preference Stock are owned by such Qualified Stock Purchaser, the Fundamental Rights associated with such shares of Class A Preference Stock will terminate.

  Effect of Conversion of Class A Common Stock or Termination of Fundamental Rights. A conversion of Class A Common Stock into Sprint Common Stock or termination of Fundamental Rights will in most circumstances cause the termination of the disapproval rights of the Class A Holders under the Charter Amendments and the rights of the Class A Holders under the Stockholders' Agreement with respect to (a) dispositions of Long Distance Assets, (b) Changes of Control, (c) equity purchase rights, (d) Major Competitors of FT/DT, (e) Major Issuances, and (f) certain other matters. In addition, certain of the foregoing rights will be suspended if there is a suspension of the Fundamental Rights. Upon such conversion of the Class A Common Stock or the termination of the Fundamental Rights, the term of office of all Class A Directors will terminate. The vacancies resulting from such termination will be filled by the remaining Directors then in office, acting by majority vote.

  The shares of Class A Stock issued by Sprint pursuant to the Investment Agreement, the Stockholders' Agreement or the Articles of Incorporation as amended by the Charter Amendments subsequent to a conversion of all of the shares of Class A Common Stock into Sprint Common Stock or a termination of the Fundamental Rights will automatically convert into shares of Sprint Common Stock.

  Conversion in Connection With An Exclusionary Tender Offer. If the Sprint Board determines not to oppose an Exclusionary Tender Offer by a person other than FT, DT or their respective affiliates, and the terms of such tender offer do not permit the Class A Holders to sell an equal or greater percentage of their shares of Class A Stock as the other stockholders of Sprint are permitted to sell in such tender offer, the Class A Holders may require Sprint to convert certain of their shares of Class A Stock into Sprint Common Stock. See "-- Change of Control Provisions."

  Conversion of Sprint Common Stock into Class A Stock. Unless the Fundamental Rights have been terminated with respect to all outstanding shares of Class A Preference Stock, (i) following the Class A Common Issuance Date and until the conversion of all of the shares of Class A Common Stock into shares of Sprint Common Stock, each share of Sprint Common Stock acquired by a Class A Holder will automatically convert into one share of Class A Common Stock on the date of such acquisition, and (ii) following the occurrence of the Supplemental Preference Stock Closing and prior to the Class A Common Issuance Date, each share of Sprint Common Stock acquired by a Class A Holder will automatically convert into that number of shares of Class A Preference Stock equal to the quotient of (x) the number of shares of Class A Preference Stock outstanding immediately prior to such acquisition divided by (y) the number of shares of Class A Common Stock or Sprint Common Stock into which such previously outstanding shares of Class A Preference Stock would at such time be convertible at the then applicable Conversion Price. The ability of FT and DT to acquire shares of Sprint Common Stock is limited by the Standstill Agreement as described in "Standstill Agreement--Acquisition Restrictions."

 Terms of the Class A Common Stock.

  Dividends. The Class A Holders will be entitled to receive, when, as and if declared by the Sprint Board, dividends on the shares of Class A Common Stock in an amount per share equal to the per share amount of any dividend paid on the Sprint Common Stock, payable on the same date of payment as the corresponding dividend on the Sprint Common Stock. If Sprint pays any dividend on the Sprint Common Stock in shares of Sprint Common Stock or effects a subdivision, combination or consolidation of the outstanding shares of Sprint Common Stock into a greater or lesser number of shares of Sprint Common Stock, Sprint will declare and pay an equivalent dividend per share on the Class A Common Stock payable in shares of Class A Common Stock or effect an equivalent subdivision or combination or consolidation of the outstanding shares of Class A Common Stock into a greater or lesser number of shares of Class A Common Stock. The holders of the Sprint Common Stock are entitled to similar rights when and if the Sprint Board declares dividends with respect to the Class A Common Stock.

  Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of Sprint, after payment or provision for payment of the debts and other liabilities of Sprint, including the liquidation preferences of any existing series of preferred or preference stock of Sprint then outstanding, the holders of the Class A Common Stock and the holders of the Sprint Common Stock will share ratably in any remaining assets of Sprint.

  Voting Rights. Except as may otherwise be required by law, and except in connection with the election of directors and the exercise of certain disapproval rights (see "--Terms of the Class A Stock--Disapproval Rights"), each share of Class A Common Stock will be entitled to one vote on each matter in respect of which the holders of shares of Sprint Common Stock are entitled to vote, and the holders of shares of the Class A Common Stock will vote together as a single class with the holders of shares of the Sprint Common Stock and all other classes or series of Sprint capital stock which have general voting power. No holder of capital stock of Sprint, including the Class A Holders, is entitled to cumulative voting of his or her shares of capital stock in the election of members of the Sprint Board.

  If (i) FT, DT, any Qualified Subsidiary, any holder (other than FT, DT or certain financial institutions) of equity interests in a Qualified Subsidiary (a "Strategic Investor") or any Qualified Stock Purchaser breaches certain provisions of the Standstill Agreement, a Qualified Subsidiary Standstill Agreement, a standstill agreement entered into by a Strategic Investor or a Qualified Stock Purchaser Standstill Agreement, as the case may be, or (ii) a governmental authority of France or Germany or any other entity controlled by either such governmental authority, or any entity in which FT, DT and their respective affiliates and associates, individually or in the aggregate, own more than 35% of the voting power, takes an action which if taken by FT or DT would violate certain of such provisions, then FT and its Qualified Subsidiaries (except in the case of a breach arising from the action of certain affiliates of DT), DT and its Qualified Subsidiaries (except in the case of a breach arising from the action of certain affiliates of FT) and each Qualified Stock Purchaser will not be entitled to vote any of their shares of capital stock of Sprint (including any Class A Common Stock, Class A Preference Stock or Sprint Common Stock) with respect to any matter arising from or relating to such breach.

  Anti-Dilution Provisions. Sprint may not effect any reclassification, subdivision or combination of the outstanding Class A Common Stock unless at the same time the Sprint Common Stock is reclassified, subdivided or combined so that the holders of the Sprint Common Stock remain entitled, in the aggregate, to voting power of Sprint representing the same percentage relative to the Class A Common Stock as was represented by the Sprint Common Stock immediately prior to such reclassification, subdivision or combination. Holders of Class A Common Stock have identical anti-dilution protection if such modifications are made to the Sprint Common Stock. In connection with such a reclassification, subdivision or combination of the Sprint Common Stock, Sprint would also be required to maintain all of the rights provided to the Class A Holders in the Articles of Incorporation as amended by the Charter Amendments.

  In addition, in the case of any consolidation or merger of Sprint with or into any other entity (other than any merger or consolidation which does not result in any reclassification, conversion, exchange or cancellation of the Sprint Common Stock) or any other reclassification of the Sprint Common Stock into any other form of capital stock of Sprint, each holder of Class A Common Stock will have the right to convert each share of Class A Common Stock held by it into the kind and amount of shares of stock and other securities and property which such Class A Holder would have been entitled to receive in such merger, consolidation or reclassification had such Class A Holder converted its shares of Class A Common Stock into Sprint Common Stock immediately prior to such merger, consolidation or reclassification.

  Associated Rights. Each share of Class A Common Stock will have attached one-half of a right issued pursuant to the Sprint Rights Plan. Each right, which will detach from the shares of Class A Common Stock and become exercisable only upon the occurrence of certain takeover events, entitles holders to buy units consisting of one-hundredth of a newly issued share of Sprint Fourth Series at a price of $235 per unit or, in certain circumstances, Sprint Common Stock or common stock of the acquiring company. See "Information Concerning Sprint-- Antitakeover Provisions Applicable to Sprint--Sprint Rights Plan."

 Terms of the Class A Preference Stock.

  Dividends. The holders of shares of Class A Preference Stock, in preference to the holders of Sprint Common Stock and of any other outstanding junior capital stock, but after payment of dividends to holders

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

of shares of all series of Sprint Preferred Stock that are not specifically made junior to or made to rank on a parity with the Class A Preference Stock in the payment of dividends, shall be entitled to receive, when and if declared by the Sprint Board, quarterly dividends in an amount per share equal to:

    (i) if the Conversion Price has been fixed but the Investment Completion Date has not yet occurred, the aggregate per share amount of all dividends and distributions declared on the Sprint Common Stock since the immediately preceding dividend payment date for the Class A Preference Stock (other than extraordinary dividends and distributions), multiplied by $47.225 and divided by the Conversion Price at the time in effect,

    (ii) if the Conversion Price has been fixed and the Investment Completion Date has occurred, the aggregate per share amount of dividends declared on the Sprint Common Stock since the immediately preceding dividend payment date for the Class A Preference Stock (or, with respect to the first dividend payment date after the Investment Completion Date, since the Investment Completion Date) multiplied by the aggregate amount paid by the Class A Holders for all outstanding shares of Class A Preference Stock, including any shares of Class A Preference Stock converted from any other form of Sprint capital stock, divided by the number of shares of Class A Preference Stock outstanding (such aggregate amount paid divided by the number of shares outstanding being referred to herein as the "Liquidation Preference") and divided by the Conversion Price at the time in effect, or

    (iii) if the Conversion Price has not yet been fixed, (x) during the first two years following the Initial Issuance Date, the greater of (A) $0.25 per share per quarter and (B) the per share dividend on Sprint Common Stock, in each case multiplied by 43,118,018 and divided by the number of shares of Class A Preference Stock then outstanding and (y) following the second anniversary of the Initial Issuance Date, an amount per share based on the one month London Interbank Offered Rate in effect on the date such dividend begins to accrue, plus 12.5 basis points.

  The Class A Preference Stock will rank junior to any series of Preferred Stock in the payment of dividends, unless any such series of Preferred Stock is specifically made to rank junior or on a parity with the Class A Preference Stock in the payment of dividends. With respect to shares of Class A Preference Stock outstanding for less than a full dividend payment period, the dividend paid with respect to such shares will be equal to the dividend paid with respect to such entire dividend payment period times a fraction the numerator of which will be the number of days during such period that such shares are outstanding and the denominator of which will be the number of days during such period.

  At any time when dividends or distributions payable on the Class A Preference Stock are in arrears, and until all accrued and unpaid dividends on shares of Class A Preference Stock have been paid in full, Sprint may not declare or pay dividends or make any other distributions with respect to any shares of capital stock ranking junior to the Class A Preference Stock. During such time, Sprint will also be prohibited from declaring or paying dividends or making any other distributions with respect to any capital stock ranking on a parity with the Class A Preference Stock, except for dividends paid ratably on the Class A Preference Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are then entitled. In addition, Sprint would be prohibited from redeeming or otherwise acquiring for consideration shares of any capital stock which is junior to the Class A Preference Stock, subject to certain limited exceptions.

  Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of Sprint, the holders of any series of Sprint Preferred Stock which has not been specifically made to rank junior or on a parity with the Class A Preference Stock in the distribution of assets upon liquidation, dissolution or winding-up of Sprint will be entitled to receive their liquidation preferences before any distributions are made to the holders of the Class A Preference Stock. No distribution may be made to the holders of shares of capital stock junior to the Class A Preference Stock until the holders of the Class A Preference Stock, other than shares of Class A Preference Stock acquired by the Class A Holders upon conversion of shares of Sprint Common Stock pursuant to the Articles of Incorporation as amended by the

Charter Amendments ("Converted Preference Stock"), have received the liquidation preference per share of Class A Preference Stock. The Converted Preference Stock shall, immediately prior to such liquidation, dissolution or winding-up, automatically convert back into the number of shares of Sprint Common Stock which were converted into Converted Preference Stock pursuant to the Articles of Incorporation as amended by the Charter Amendments. See "-- Terms of the Class A Stock--Conversion of Sprint Common Stock into Class A Stock".

  Voting Rights. Except as may otherwise be required by law, and except in connection with the election of directors and the exercise of certain disapproval rights (see "--Disapproval Rights"), the shares of Class A Preference Stock will be entitled to the number of votes (i) if the Conversion Price has been fixed, equal to the number of shares of Class A Common Stock into which the then outstanding shares of Class A Preference Stock would, at the time of determination, be convertible or (ii) if the Conversion Price has not yet been fixed, the number of shares of Class A Common Stock into which the then outstanding shares of Class A Preference Stock would be convertible determined as if the Conversion Price had been fixed on the Initial Issuance Date at the First Closing Minimum Price.

  If the Fundamental Rights are terminated and Sprint has not declared and paid dividends on the Class A Preference Stock as provided for in the Charter Amendments for four consecutive quarterly periods, then, in addition to any other voting rights which the holders of the Class A Preference Stock may have, such holders will have the exclusive right, voting separately as a class, to elect two Sprint directors. Such right will continue until all such dividends have been paid, at which time the terms of the directors so elected will terminate.

  Anti-Dilution Provisions. In the case of any consolidation or merger of Sprint with or into any other entity (other than any merger or consolidation which does not result in any reclassification, conversion, exchange or cancellation of the Sprint Common Stock) or any other reclassification of the Sprint Common Stock, the holders of Class A Preference Stock will be entitled to receive preferred or preference stock in Sprint or the ultimate parent entity of any successor with rights no less favorable than those to which they were entitled as holders of the Class A Preference Stock prior to such merger, consolidation or reclassification.

STANDSTILL AGREEMENT

  Acquisition Restrictions. Under the Standstill Agreement, subject to certain exceptions described below, each of FT and DT has agreed that it will not, and will cause each of its respective affiliates and associates not to, directly or indirectly, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, beneficial ownership of any Sprint Common Stock, Class A Common Stock or any other voting securities of Sprint at any time prior to the earlier of (i) the Investment Completion Date and (ii) the date on which FT and DT elect to effect the conversion of all of their outstanding shares of Class A Preference Stock into Class A Common Stock or Sprint Common Stock after the 60th day after the fifth anniversary of the Initial Issuance Date (the "Section 3(b)(v) Conversion Date"), in each case other than purchases from Sprint pursuant to the Investment Agreement. Moreover, subject to the exceptions described below, each of FT and DT have agreed that it will not, and will cause each of its respective "affiliates" and "associates" (as defined in the Standstill Agreement) not to, directly or indirectly, acquire, offer to acquire, or agree to acquire by purchase or otherwise, beneficial ownership of any Sprint voting securities on or following the Section 3(b)(v) Conversion Date. The term "associate" in the Standstill Agreement generally has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act, except that such definition has been limited with respect to the "associates" of FT and DT for purposes of the Standstill Agreement.

  The Standstill Agreement provides that, unless the Section 3(b)(v) Conversion Date has occurred, then, subject to certain exceptions described below, each of FT and DT, commencing on the Investment Completion Date and prior to the fifteenth anniversary of the date of the Standstill Agreement (the "Initial Standstill Period"), will not, and will cause each of its respective affiliates and associates not to, directly or indirectly, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, beneficial ownership of

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

any Sprint voting securities such that the Sprint voting securities beneficially owned in the aggregate by FT and DT and their respective affiliates and associates (including all Sprint voting securities the beneficial ownership of which any of FT and DT or any of their respective affiliates is committed to acquire or has the right to acquire (or to commit to acquire) under the Investment Agreement) would represent in the aggregate more than 20% of the outstanding Sprint voting securities (the "Initial Percentage Limitation").

  Subject to certain exceptions described below, and subject also to the Sprint Rights Plan, following the Initial Standstill Period, unless the Section 3(b)(v) Conversion Date has occurred, then each of FT and DT will not, and will cause each of its respective affiliates and associates not to, directly or indirectly, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, beneficial ownership of any additional Sprint voting securities such that the Sprint voting securities beneficially owned in the aggregate by FT and DT, and their respective affiliates and associates (including all Sprint voting securities the beneficial ownership of which any of FT and DT or any of their respective affiliates is committed to acquire or has the right to acquire (or to commit to acquire) under the Investment Agreement) would represent in the aggregate more than the lesser of (i) 30% of the outstanding Sprint voting securities and (ii) that percentage of outstanding Sprint voting securities equal to 80% of the Foreign Ownership Limitation (as defined below) (the "Subsequent Percentage Limitation," and together with the Initial Percentage Limitation, the "Percentage Limitations"). For purposes of the Standstill Agreement, the "Foreign Ownership Limitation" means the maximum aggregate percentage of the Sprint voting securities that may be owned of record or voted by Aliens under Section 310(b)(4) of the Communications Act, without such ownership or voting resulting in the possible loss, or possible failure to secure the renewal or reinstatement, of any license or franchise of any governmental authority held by Sprint or any of its affiliates to conduct any portion of the business of Sprint or such affiliate, as such maximum aggregate percentage may be increased from time to time by amendments to Section 310 or by actions of the FCC.

  Under the Standstill Agreement, FT and DT and their respective affiliates generally will be permitted, subject to the Sprint Rights Plan, to increase their beneficial ownership beyond the applicable Percentage Limitation to the extent required to match the percentage ownership of Sprint voting securities owned by any other shareholder, provided that the beneficial ownership of FT and DT and their respective affiliates does not exceed 80% of the Foreign Ownership Limitation. In addition, neither FT nor DT shall be deemed in violation of the beneficial ownership restriction if the beneficial ownership of Sprint voting securities by FT and DT exceeds the applicable Percentage Limitation solely due to (i) an acquisition of Sprint voting securities by Sprint, unless FT and DT have previously been notified of such acquisition, or
(ii) purchases by FT and DT of voting securities in reliance on information regarding the number of outstanding voting securities of Sprint provided by Sprint to FT and DT, unless FT and DT have previously been notified that such information is incorrect.

  If an acquisition by FT or DT or their respective affiliates and associates of beneficial ownership of additional Sprint voting securities otherwise permitted by the Standstill Agreement is prohibited because it would result in FT or DT and their respective affiliates and associates beneficially owning a percentage of the outstanding Sprint voting securities greater than that percentage equal to 80% of the Foreign Ownership Limitation, then in accordance with the terms of the Stockholders' Agreement, FT and DT may assign their rights to purchase the additional shares of Sprint voting securities they would otherwise be entitled to purchase under the Standstill Agreement to an entity that FT and DT reasonably believe has the legal and financial ability to purchase such shares and that would not be an Alien or a Major Competitor of Sprint immediately following such purchase (a "Qualified Stock Purchaser"). Such Qualified Stock Purchaser will be required prior to and as a condition to the effectiveness of such acquisition to execute a Qualified Stock Purchaser Standstill Agreement.

  Standstill Covenants. The Standstill Agreement provides generally that, from the date thereof, each of FT and DT will not, and will cause each of its respective affiliates and associates not to, directly or indirectly, unless specifically requested in advance in writing by the Chairman of the Sprint Board or by a resolution of a majority of the Sprint Board and except as expressly permitted or provided for in the Investment Agreement, the Related Investment Documents, the Joint Venture Agreement or the Related Joint Venture
Documents:

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


    (i) effect, seek, offer, propose or cause or participate in, or assist any other person to effect, seek, offer or propose or participate in (a) any acquisition of beneficial ownership of Sprint voting securities or other equity interests in Sprint which would result in FT and DT and any of their respective affiliates and associates (individually or collectively) exceeding the applicable Percentage Limitation, (b) subject to certain exceptions relating to the Joint Venture, any tender or exchange offer, merger, consolidation, share exchange or business combination involving Sprint or any material portion of its business or any purchase of all or any substantial part of the assets of Sprint or any material portion of its business, (c) subject to certain exceptions relating to the Joint Venture, any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to Sprint or any material portion of its business or (d) any "solicitation" of "proxies" with respect to Sprint or any of its affiliates or any action resulting in such person becoming a "participant" in any "election contest" (as such terms are used in the proxy rules of the Securities and Exchange Commission (the "SEC"));

    (ii) propose any matter for submission to a vote of stockholders of Sprint or any of its affiliates; provided that the foregoing shall not restrict the manner in which the Class A Directors may (a) vote on any matter submitted to the Sprint Board or (b) participate in deliberations or discussions of the Sprint Board in their capacity as members of the Sprint Board and in no other capacity;

    (iii) form, join or in any way participate in a "group" (as such term is used in Section 13(d)(3) of the Exchange Act) with respect to any Sprint voting securities (other than groups consisting of FT, DT and their affiliates);

    (iv) subject to certain limited exceptions, grant any proxy with respect to any Sprint voting securities to any person not designated by Sprint;

    (v) subject to certain limited exceptions, deposit any Sprint voting securities in a voting trust or subject any Sprint voting securities to any arrangement or agreement with respect to the voting of such Sprint voting securities or other agreement having similar effect;

    (vi) execute any written stockholder consent with respect to Sprint, other than in connection with (a) the election of Class A Directors, (b) the exercise of the disapproval rights of the Class A Holders or (c) any vote by the Class A Holders with respect to which the Class A Holders are entitled to vote as a class;

    (vii) take any other action to seek to affect the control of the management of Sprint or the Sprint Board or the management or Board of Directors of any of its affiliates; provided that the foregoing shall not restrict the manner in which the Class A Directors may (a) vote on any matter submitted to the Sprint Board or (b) participate in deliberations or discussions of the Sprint Board in their capacity as members of the Sprint Board and in no other capacity;

    (viii) enter into any discussions, negotiations, arrangements or understandings with any person other than FT, DT and their affiliates, associates, directors, officers, employees, agents or advisors with respect to any of the foregoing, or advise, assist, encourage or influence others to take any action with respect to any of the foregoing;

    (ix) disclose to any person other than FT, DT and their affiliates, associates, directors, officers, employees, agents or advisors any intention, plan or arrangement inconsistent with the foregoing or with the restrictions on transfer contained in the Stockholders' Agreement, or form any intention which would require any such disclosure to be made in any filing with a government authority or in a public announcement; or

    (x) request Sprint or any of its affiliates (or any of their respective officers, directors, representatives, affiliates or associates) to waive, amend or modify in any material respect any provision of the Standstill Agreement or the articles of incorporation or the bylaws of Sprint or any of its affiliates.

  Each of FT and DT may issue press releases and other communications in the ordinary course relating to its investment in Sprint after using reasonable efforts to consult with Sprint as to the content of such communications. However, neither FT nor DT nor any of their respective affiliates or associates may make any communication with respect to matters described in clauses (i), (ii),
(iii), (vii), (viii) or (x) above without the prior consent of the Chairman of the Sprint Board or the Sprint Board.

  FT and DT have agreed to cause each Qualified Subsidiary which acquires any shares of Class A Stock to execute a Qualified Subsidiary Standstill Agreement prior to and as a condition to the effectiveness of such acquisition. FT and DT shall cause each person other than FT, DT or a passive financial institution which acquires an equity interest in a Qualified Subsidiary to execute a standstill agreement prior to and as a condition to the effectiveness of such acquisition. FT and DT have agreed to cause each Qualified Stock Purchaser which acquires any shares of Class A Stock to execute a standstill agreement prior to and as a condition to the effectiveness of such acquisition.

  Quorum. FT and DT agree in the Standstill Agreement to use reasonable efforts to ensure that they and their respective affiliates and associates owning Sprint voting securities will be present, in person or by proxy, at all meetings of stockholders of Sprint so that all Sprint voting securities beneficially owned by FT and DT and their respective affiliates and associates shall be counted for purposes of determining the presence of a quorum.

  Remedies for Breaches. Under the Standstill Agreement, any transfers of equity interests which would result in FT, DT or any of their respective affiliates or associates being in violation of the Standstill Agreement are null and void, and Sprint is entitled to instruct any transfer agent for the equity interests of Sprint to refuse to honor such transfers. In addition, a breach of certain covenants in the Standstill Agreement may also result in a loss of voting rights by either or both of FT and DT, depending on the circumstances, with respect to any matter or proposal arising from, relating to or involving such breach, and the conversion (after, as the case may be, opportunities to cure or dispute) of each outstanding share of Class A Common Stock into one share of Sprint Common Stock or, if any shares of Class A Preference Stock are outstanding, the termination (after, as the case may be, opportunities to cure or dispute) of the Fundamental Rights with respect to such Preference Stock. See "--Terms of the Class A Stock--Conversion of Class A Stock; Termination of Fundamental Rights--Conversion Following Breach of Certain Related Investment Documents" and "--Terms of the Class A Stock--Terms of the Class A Common Stock--Voting Rights."

TRANSFER RESTRICTIONS

  Limitations on Transfer. Pursuant to the Stockholders' Agreement, the Class A Holders will agree not to transfer any equity interests in Sprint until the fifth anniversary of the Initial Issuance Date, except for transfers to FT, DT, Qualified Subsidiaries, and in certain circumstances, Qualified Stock Purchasers. Any Qualified Subsidiary to which shares of Class A Stock are to be transferred must execute and deliver a Qualified Subsidiary Standstill Agreement, and any Qualified Stock Purchaser to which shares of Class A Stock are to be transferred must execute and deliver a standstill agreement. See "Standstill Agreement--Standstill Covenants." Each such Qualified Subsidiary and Qualified Stock Purchaser also will be required to enter into a confidentiality agreement. In addition, each Strategic Investor will be required to enter into a standstill agreement containing standstill arrangements consistent with those to which FT and DT are subject. See "-- Standstill Agreement--Standstill Covenants."

  After the general prohibition on transfers is no longer applicable, until such time as the sum of (i) the Committed Percentage of the Class A Holders and
(ii) the percentage of the Sprint voting power represented by Sprint voting securities which the Class A Holders have the right to commit to purchase pursuant to the Investment Agreement and the Stockholders' Agreement is less than 3 1/2% of the outstanding Sprint voting power for more than 150 days, no Class A Holder may make any transfer to, or resulting in, a holder of more than 5% of the Sprint voting power, other than in an underwritten public offering. In connection with any such public offering, a Class A Holder may not to the best of its knowledge (i) sell more than 2% of the outstanding Sprint voting power to any person or group that, prior to such sale, owned 3% or more of such Sprint voting power, (ii) sell more than 5% of the outstanding Sprint voting power to any person or group or (iii) sell to a person or group required under
Section 13(d) of the Exchange Act to file a Schedule 13D with

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

respect to Sprint (a "Schedule 13D Filer") or to a person or group who, as a result of such sale, would become a Schedule 13D Filer.

  So long as the sum of (i) the Committed Percentage of the Class A Holders and
(ii) the percentage of the Sprint voting power which the Class A Holders have the right to commit to purchase pursuant to the Investment Agreement and the Stockholders' Agreement is greater than 5%, but less than 9% (immediately following a transfer of shares of Class A Stock by the Class A Holders) or 10% (for more than 150 days immediately following the issuance of additional Sprint voting securities other than pursuant to a Major Issuance), no Class A Holder may transfer shares of Class A Stock representing more than 1% of the Sprint voting power to any one person or group of persons in any transaction or series of transactions, except in connection with a public offering, or transfer shares other than in a public offering to any Major Competitor of Sprint.

  Right of First Offer. If a Class A Holder proposes to transfer shares (each such Class A Holder being a "Transferring Stockholder") of Class A Stock, Sprint Common Stock or any other Sprint voting securities (including securities convertible into Sprint voting securities or options or other rights to purchase Sprint voting securities) ("Shares") in a public offering of Shares (a "Public Offering") pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or in a brokers' transaction within the meaning of Rule 144 of the Securities Act (a "Brokers' Transaction"), it must first deliver written notice (the "Public Sale Notice") to Sprint of the number and class of Shares to be sold (the "Offered Shares"), the market price per share on the date of such notice (the "First Offer Price") and the planned date for the initial filing to be made with the SEC relating to the proposed Public Offering or the first date on which it is proposed that a Class A Holder consummate Brokers' Transactions as to any securities (either such date, the "Planned Date"). Upon receipt of the Public Sale Notice, Sprint shall have the right to purchase all, but not less than all, of the Offered Shares at the First Offer Price, such right to be exercised within ten business days following delivery of the Public Sale Notice (the "First Notice Period"). If Sprint does not exercise its purchase right or exercises such right but fails to close within the Purchase Closing Period (as defined below in "-- Closing of Right of First Offer and Refusal"), the Transferring Stockholder may sell the Offered Shares, (i) in the case of a Public Offering, subject to the provisions below, or (ii) in the case of Brokers' Transactions, if Sprint does not exercise its purchase option, within 45 days after the First Notice Period or, if Sprint has exercised its purchase right and has failed to close before the expiration of the Purchase Closing Period, within 45 days after the expiration of the Purchase Closing Period.

  If a Transferring Stockholder proposes to transfer Shares in a Public Offering and Sprint has not exercised its purchase rights with respect to the Offered Shares within the First Notice Period, then on the seventh business day prior to the Planned Date, such Transferring Stockholder shall deliver to Sprint a written offer (the "Second Offer") to sell to Sprint the Offered Shares at the market price per share of the Sprint Common Stock on the business day immediately preceding such seventh business day (the "Second Offer Price"), except that no Second Offer need be made if the Second Offer Price would be more than 90 percent of the First Offer Price. Sprint shall have 24 hours (the "Second Notice Period") in which to deliver to such Transferring Stockholder written notice of its decision to accept the Second Offer (a "Buy Notice"). If a Buy Notice is not timely delivered to such Transferring Stockholder or Sprint does not close the purchase of the Offered Shares before the expiration of the Purchase Closing Period, such Transferring Stockholder may transfer the Offered Shares at any time prior to (i) if the Buy Notice is not timely delivered, 45 days after the Planned Date or, (ii) if Sprint has accepted the Second Offer and has failed to close the purchase of the Offered Shares before the expiration of the Purchase Closing Period, 45 days after the expiration of the Purchase Closing Period. The Transferring Stockholder may delay for a reasonable period its offering beyond such 45 day period because of marketing considerations, but if it delays such offering for more than 10 business days after such 45 day period, the Offered Shares shall again be subject to Sprint's purchase rights set forth in the preceding paragraph and this paragraph.

  Right of First Refusal. With respect to all other transfers of Shares not prohibited by the Stockholders' Agreement, the Transferring Stockholder must first deliver written notice (a "Private Sale Notice") to Sprint

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describing the number and class of Shares to be transferred (the "Subject
Shares"), a price per share (the "Proposed Price") and other terms determined by the Transferring Stockholder (the "Proposed Terms"). Upon receipt of the Private Sale Notice, Sprint shall have the right to purchase all, but not less than all, of the Subject Shares at the Proposed Price and in accordance with the Proposed Terms for a period of ten business days. If Sprint fails to exercise such right or fails to close the purchase of the Subject Shares within the Purchase Closing Period, then such Transferring Stockholder may sell all of the Subject Shares to any one or more persons that would be eligible pursuant to Rule 13d-1(b) under the Exchange Act to file a Schedule 13G with respect to Sprint if such person owned Sprint voting securities representing five percent or more of the Sprint voting power (an "Eligible Purchaser"), at the Proposed Price and in accordance with the Proposed Terms or at a better price and on more favorable terms to the Transferring Stockholder. Such sale must occur (i) if Sprint has failed to exercise such right, within 180 days after delivery of the Private Sale Notice to Sprint, or, (ii) if Sprint has exercised its purchase rights but has failed to close within the Purchase Closing Period, within 180 days after the Purchase Closing Period. Sprint has a similar right of first refusal, subject to similar procedures, with respect to a proposed transfer of Shares in response to a bona fide offer by a purchaser that is not an Eligible Purchaser.

  Closing of Right of First Offer or Refusal. The closing of purchases of Shares by Sprint pursuant to its right of first offer or right of first refusal shall take place within (i) 45 days after the exercise of such right to purchase in the case of purchases by Sprint or any assignee or (ii) 180 days after the exercise of such right to purchase in the case of purchases by an assignee if all required governmental approvals necessary to permit such closing by such assignee have not been obtained within such 45-day period (such applicable period the "Purchase Closing Period"). Sprint or its assignee shall deliver to such Transferring Stockholder an amount (the "Purchase Price") in cash or in cash and securities of Sprint or such assignee as follows: (i) if the Purchase Price is less than $200 million, payment of the entire Purchase Price shall be made by wire transfer of immediately available funds, (ii) if the Purchase Price is between $200 million and $500 million, payment of $200 million of the Purchase Price shall be made by wire transfer of immediately available funds and the remainder of the Purchase Price shall be paid one-half by notes maturing in one year and one-half by notes maturing in two years and
(iii) if the Purchase Price exceeds $500 million, payment of $200 million of the Purchase Price shall be made by wire transfer of immediately available funds and the remainder of the Purchase Price shall be paid one-third in notes maturing in one year, one-third in notes maturing in two years and one-third in notes maturing in three years. Such notes will be designed, taking into account the likely manner and timing of resale, to sell at a price equal to their principal amount ("Sprint Eligible Notes").

  All Sprint Eligible Notes will bear interest from their respective dates of issuance. Sprint may not issue Sprint Eligible Notes at any time when the debt ratings on the debt instruments of Sprint most similar to the Sprint Eligible Notes (or of the Sprint Eligible Notes, if rated prior to their issuance) are not investment grade.

  Termination of Transfer Restrictions. The transfer restrictions (other than those relating to transfers to a greater than 5% holder of the outstanding Sprint voting power) and the rights of first offer and first refusal with respect to transfers of Sprint Common Stock, Class A Stock and other Sprint voting securities will terminate:

    (i) if the Joint Venture is terminated due to a material breach by Sprint,

    (ii) on the first anniversary of a termination of the Joint Venture for any reason other than a material breach by Sprint or the FT/DT Parties,

    (iii) if Sprint has breached certain specified material provisions in the Investment Agreement or the Related Investment Documents,

    (iv) if Sprint proceeds with a transaction involving an Acquisition
  Proposal,

    (v) if the Class A Holders own shares (together with those they are committed to acquire or have the right to commit to acquire) (A) representing less than 10% of the outstanding Sprint Common Stock and the Class A Common Stock for 150 days if the ownership of the Class A Holders is below such level

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

  due to share issuances by Sprint (other than a Major Issuance), or (B) representing less than 9% of the outstanding Sprint Common Stock and the Class A Common Stock if the ownership of the Class A Holders is below such level due to sales of shares of Class A Common Stock by the Class A Holders; provided that Sprint's right of first offer shall continue until the Class A Holders own (or are committed to acquire or have the right to commit to acquire) shares representing less than 5% of the Sprint voting power,

    (vi) if the Class A Holders own shares (together with those they are committed to acquire or have the right to commit to acquire) representing less than 10% of the outstanding Sprint Common Stock and Class A Common Stock as a result of a Major Issuance and the Class A Holders fail to exercise their rights to purchase additional Class A Common Stock in connection with such Major Issuance (see "--Equity Purchase Rights--Major Issuance"),

    (vii) if there is a greater than 20% holder of voting securities of Sprint (other than the Class A Holders) or there is a Change of Control, or

    (viii) unless, in the case of a Major Issuance, the Class A Holders exercise certain equity purchase rights (see "--Equity Purchase Rights-- Major Issuance"), if Sprint undertakes certain transactions between the second anniversary and the fifth anniversary of the Initial Issuance Date notwithstanding the disapproval of FT and DT.

  While shares of Class A Preference Stock are outstanding and the Conversion Price has not yet been fixed, if the event described in clause (iii) above occurs, the holders of a majority of the Class A Preference Stock may deliver notice to Sprint electing either that (x) the transfer restrictions are of no further force and effect and each share of Class A Preference Stock transferred thereafter will convert upon such transfer at the Target Price into shares of Sprint Common Stock or (y) Sprint will redeem each share of Class A Preference Stock for cash at a per share price equal to its liquidation preference on the 90th day following the delivery of such notice. If the event described in clause (iv) above occurs, the Class A Holders may deliver a notice to Sprint electing either that (x) upon delivery of such notice, the transfer restrictions will cease to be of further force and effect, and each share of Class A Preference Stock transferred thereafter will convert upon such transfer at the Target Price into shares of Sprint Common Stock or (y) on the 31st day following delivery of such notice, the transfer restrictions will cease to be of further force and effect and each share of Class A Preference Stock transferred thereafter will convert upon such transfer at the Minimum Price into shares of Sprint Common Stock, provided that Sprint will have the option to redeem each share of Class A Preference Stock for cash at the liquidation preference on the 90th day following the delivery of such notice, in lieu of releasing the transfer restrictions and having such shares convert at the Minimum Price. If any of the other events described in the preceding paragraph shall occur, the holders of a majority of the Class A Preference Stock may deliver a notice to Sprint electing that, upon delivery of such notice, the transfer restrictions cease to be of further force and effect and each share of Class A Preference Stock transferred thereafter will convert upon such transfer at the Target Price into shares of Sprint Common Stock.

  If Sprint fails to redeem all of the outstanding shares of Class A Preference Stock whenever required by the Articles of Incorporation as amended by the Charter Amendments, such shares may be transferred without any restriction (other than restrictions on transfers to large holders) and upon such transfer will convert at the Minimum Price into shares of Sprint Common Stock.

REGISTRATION RIGHTS

  The Class A Holders have been granted certain registration rights by Sprint pursuant to the Registration Rights Agreement. The holders of a majority of the Class A Stock will be entitled to demand one registration in any 12-month period, up to a maximum of seven registrations. Sprint will be responsible for the registration expenses in connection with the first five of such registrations; the holders of the Class A Stock requesting registration will be responsible for the registration expenses in connection with the remaining two registrations. Sprint is not required to effect any registration unless the market value of the Class A Stock requested to be registered exceeds $200 million. The holders of the Class A Stock will also have the right to participate in all registrations of Sprint Common Stock by Sprint on behalf of itself or any other party, other than registrations on Forms S-4 or S-8, registrations in connection with an exchange offer or offerings solely

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

to Sprint's existing stockholders or pursuant to dividend reinvestment plans or dividend reinvestment and stock purchase plans.

  The Registration Rights Agreement provides that if the managing or lead underwriter determines that the number of securities requested to be registered in a demand registration exceeds the number which can be sold in such offering within a price range acceptable to the Class A Holders requesting registration, Sprint will either (i) include all of the Class A Stock requested to be registered before it includes any of the securities that Sprint desires to include in the registration or (ii) include the Class A Stock and the securities Sprint desires to be registered on a pro rata basis. In either case, securities requested to be registered by third parties will be included after the Class A Stock. In the event that Sprint elects to include securities it desires to be registered on a pro rata basis with the securities requested to be registered by the Class A Holders and the managing or lead underwriter continues to determine that the number of securities to be included in the registration exceeds the number which can be sold within a price range acceptable to the Class A Holders participating in the registration, such registration shall not be counted toward the seven demand registrations.

  If the Class A Holders have requested inclusion in a registration on behalf of Sprint and the managing or lead underwriter determines that the number of securities requested to be included in the registration exceeds the number that can be sold within a price range acceptable to Sprint, Sprint has the right to include all securities proposed to be registered by it before including any securities requested to be included by the Class A Holders. If the registration is a registration on behalf of third parties, Sprint may include, after the securities of such third parties, the securities it proposes to include on a pro rata basis with the Class A Holders unless it has an equal or better priority with the third party, in which case it may include the securities it proposes to include prior to the securities requested to be included by the Class A Holders.

  Sprint has agreed not to effect another public offering or sale of its equity securities (or securities convertible into or exchangeable or exercisable for any of such securities) for a period beginning 10 days before and ending 90 days after the effectiveness of a demand registration initiated by the Class A Holders or a registration initiated by Sprint or a third party in which the Class A Holders participate, except for those in connection with (i) registrations on Forms S-4 or S-8, (ii) sales upon exercise or exchange, by the holder thereof, of options, warrants or convertible securities, (iii) any other agreement to issue such securities in effect on the date on which the Class A Holders notify Sprint of the exercise of their registration rights, (iv) any acquisition or similar transaction, and (v) any dividend reinvestment plan, dividend reinvestment and stock purchase plan, or employee benefit plan (if necessary for such plan to fulfill its funding obligations in the ordinary course).

  In the case of a demand registration, the managing or lead underwriter or underwriters must be of internationally recognized standing and selected by the Class A Holders who hold a majority of the securities proposed to be registered with the approval of Sprint, which approval may not be unreasonably withheld.

  Sprint has also agreed to file all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as any Class A Holder may reasonably request, all to the extent required from time to time to enable such holder to sell Class A Stock without registration under the Securities Act pursuant to Rule 144 or any similar rule hereafter adopted by the SEC.

  The Registration Rights Agreement provides that Sprint will indemnify the selling Class A Holders, and that the selling Class A Holders will indemnify Sprint, against certain liabilities and expenses, including liabilities under the Securities Act, or will contribute to payments that the other may be required to make in respect thereof on the basis of the relative fault of the indemnified and indemnifying parties.

  If the Class A Stock is converted into Sprint Common Stock (see "--Terms of the Class A Stock--Conversion of the Class A Stock; Termination of Fundamental Rights"), the Class A Holders generally will be entitled to the same rights under the Registration Rights Agreement with respect to the shares of Sprint Common Stock into which the shares of Class A Stock are converted as those rights to which they are entitled with respect to the Class A Stock.

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

CHANGE OF CONTROL PROVISIONS

  Definition of Change of Control. As used herein, a "Change of Control" means:

    (i) a decision by the Sprint Board to sell control of Sprint or not to oppose a third party tender offer for Sprint voting securities representing more than 35% of the Sprint voting power; or

    (ii) a change in the identity of a majority of the Sprint Board due to
  (x) a proxy contest (or the threat to engage in a proxy contest) or the election of directors by the holders of Sprint Preferred Stock; or (y) any unsolicited tender, exchange or other purchase offer which has not been approved by a majority of the Independent Directors, except that neither a Strategic Merger nor any transaction between Sprint and FT and/or DT shall be deemed to be a Change of Control. A "Strategic Merger" generally is a merger or other business combination (i) in which the Class A Holders are entitled to retain or receive, as the case may be, voting equity securities of the surviving parent entity in exchange for their Class A Stock, with an aggregate fair market value equal to at least 75% of the sum of (x) the fair market value of all consideration which such Class A Holders have a right to receive with respect to such merger or other business combination and (y) if Sprint is the surviving parent entity, the fair market value of the equity securities of the surviving parent entity which the Class A Holders are entitled to retain, (ii) immediately after which the surviving parent entity is an entity with voting securities registered pursuant to Section 12(b) or 12(g) of the Exchange Act or which otherwise has any class or series of its voting equity securities held by at least 500 holders and (iii) immediately after which no person or group (other than the Class A Holders) owns voting securities of such surviving parent entity with votes equal to more than 35% of the voting power of such surviving parent entity.

  Participation by FT and DT Upon Decision by the Sprint Board to Sell Sprint. If Sprint determines to effect an Acquisition Proposal, Sprint will conduct such transaction in accordance with reasonable procedures to be determined by the Sprint Board and permit FT and DT to participate in that process on a basis no less favorable than that granted any other participant. The procedures to be determined by the Sprint Board and the rights of FT and DT to participate in the process will depend on the nature of such Acquisition Proposal and the other specific circumstances relating to such Acquisition Proposal. In general, this provision is designed to permit FT and DT to participate as a bidder in such transaction on an equal basis with all other bidders seeking to acquire control of Sprint.

  Effect of Change of Control on the Joint Venture, Special Rights of FT and DT, Transfer Restrictions and Standstill Provisions. In the case of a Change of Control, the FT/DT Parties will obtain rights that will give them greater control over the Joint Venture, provided that if, at any time following such Change of Control, the Sprint Parties offer to sell all of their Venture Interests to the FT/DT Parties at a price equal to the Appraised Value thereof, and the FT/DT Parties decline such offer, then, at such time, such rights will terminate. During the two-year period beginning on the fifth anniversary of the consummation of a Change of Control, the Sprint Parties will have the right to require the FT/DT Parties to purchase all of the Venture Interests of the Sprint Parties at the Appraised Value of such Venture Interests. If the FT/DT Parties accept such offer or such right is exercised by the Sprint Parties, the disapproval rights of the Class A Holders with respect to the Long Distance Assets of Sprint will terminate.

  In the case of a Change of Control resulting from the consummation of a transaction involving an Acquisition Proposal, each of the Class A Holders will have the right to convert and sell its shares of Class A Common Stock in such transaction free of any restriction on transfer (other than restrictions on transfers to large holders) or other restriction set forth in the Stockholders' Agreement. If Sprint determines to effect such a transaction in accordance with the reasonable procedures determined as set forth above with a party other than FT or DT (see "--Participation by FT and DT Upon Decision by the Sprint Board to Sell Sprint"), then the provisions of the Standstill Agreement will terminate. Sprint's obligations in respect of the Joint Venture will continue in full force and effect after any such transaction.

  Effect of Exclusionary Tender Offer. If the Sprint Board determines not to oppose an Exclusionary Tender Offer, the Class A Holders shall have the right to cause the conversion of certain shares of Class A Stock designated by the Class A Holders into Sprint Common Stock. Upon such election each share of

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

Class A Common Stock so designated shall automatically convert into one duly issued, fully paid and non-assessable share of Sprint Common Stock and each share of Class A Preference Stock shall convert into a number of shares of Sprint Common Stock in accordance with the provisions for conversion of Class A Preference Stock into Class A Common Stock set forth in the Charter Amendments. See "Terms of the Class A Stock--Terms of the Class A Preference Stock."

  In the event of an Exclusionary Tender Offer in which the Class A Holders do not elect to convert their shares of Class A Stock into Sprint Common Stock as described above, upon the completion of the purchase by a third party of securities representing not less than 35% of the voting power of Sprint in such Exclusionary Tender Offer, the Class A Holders shall, under the Stockholders' Agreement, have the option to require Sprint to purchase at the tender offer price all but not less than all of the shares that they were unable to tender on the same basis as the other stockholders, unless under the terms of the tender offer such Class A Holders are entitled to receive publicly traded securities or cash in an equivalent amount in a business combination transaction required to be effected within 90 days after the close of the tender offer.

EQUITY PURCHASE RIGHTS

  In General. Following the Investment Completion Date, the Class A Holders will have the right under the Stockholders' Agreement, based upon their Committed Percentage, to acquire shares of Class A Stock upon the issuance by Sprint of any new voting stock after the Investment Completion Date (including upon the exercise of options or warrants or the conversion of Sprint's securities into Sprint Common Stock or pursuant to the Sprint Rights Plan, provided that the Rights Plan has not been triggered by any action on the part of a Class A Holder) generally at, if Sprint Common Stock was issued, the weighted average price paid for such shares of Sprint Common Stock or, if Sprint voting stock other than Sprint Common Stock was issued, at the market price of a share of Sprint Common Stock at the date of such issuance. The equity purchase rights of the Class A Holders under the Stockholders' Agreement may be suspended by Sprint for so long as the number of Sprint voting securities beneficially owned by the Class A Holders exceeds the applicable Percentage Limitation as set forth in the Standstill Agreement.

  The equity purchase rights described in the foregoing paragraph must be exercised by the Class A Holder by written notice to Sprint within 30 days of the date of the post-issuance notice of the issuance of shares by Sprint which gives rise to such equity purchase rights. Payment by the Class A Holder for shares to be purchased in respect of the exercise of such rights will be made as follows. If the aggregate purchase price with respect to the shares of Class A Stock to be acquired by the Class A Holders is less than $200 million, then payment will be made in cash within 30 days of the date of exercise of such right. If the aggregate purchase price with respect to such shares of Class A Stock to be acquired is between $200 million and $500 million, $200 million of such purchase price will be paid in cash within 30 days of the exercise of such right. The remainder of such purchase price will be paid in two equal annual installments beginning on the date which is one year from the date of such purchase. The obligation to pay such installments will be evidenced by marketable notes issued by the Class A Holder. Such notes will be designed, taking into account the likely manner and timing of resale, to sell at par value ("Class A Holder Eligible Notes"). If the aggregate purchase price exceeds $500 million, the first $200 million of such purchase price will be paid in cash within 30 days. The remainder of such purchase price will be paid in three equal annual installments beginning on the date which is one year from the date of the exercise of such right. The obligation to pay such installments will be evidenced by Class A Holder Eligible Notes.

  All amounts paid will include interest from the date of the exercise of the right which gives rise to such payment. Class A Holder Eligible Notes may not be issued at any time when the debt ratings on the debt instruments of the Class A Holder most similar to such notes (or of such notes, if rated prior to their issuance) are not investment grade, provided that this restriction will only apply if debt instruments of the Class A Holder are generally rated by established rating services.

  Each of FT and DT may suffer adverse tax consequences if at any time its ownership of Sprint voting power falls below 10%. Accordingly, the Stockholders' Agreement contains a mechanism whereby the equity

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

purchase rights of the Class A Holders will be automatically exercised and Sprint will immediately issue to FT and DT the shares of Class A Stock which they are entitled to purchase pursuant to such rights at the same price which would have applied had FT or DT exercised its equity purchase rights according to the notice provisions described above.

  Major Issuances. If the Committed Percentage of the Class A Holders is diluted to less than 10% as a result of a Major Issuance, the Class A Holders shall be entitled, in addition to any equity purchase rights described above, during the three-year period following the consummation of such Major Issuance to increase their Committed Percentage to 10% of the outstanding Sprint voting power if within 180 days after such Major Issuance (or, if Class A Preference Stock is outstanding and if the Fixed Closing Date has not yet occurred, within 180 days of the Fixed Closing Date), the Class A Holders enter into a binding commitment with Sprint to increase their interest to 10% of the outstanding Sprint voting power through purchases from third parties. Unless the Minority Rights of the Class A Holders have been terminated, if the Class A Holders do not so commit, the Class A Holders will continue to have the right to elect two members of the Sprint Board until the later of (i) the date on which the Class A Holders no longer own Class A Preference Stock with a liquidation value of at least $1.5 billion (or a lesser amount resulting from a purchase by Sprint of shares of Class A Preference Stock pursuant to the Stockholders' Agreement in order for Sprint to comply with Section 310 of the Communications Act) and (ii) the end of the three-year period following the consummation of such Major Issuance (or, if any shares of Class A Preference Stock are outstanding and the Fixed Closing Date has not yet occurred, the end of the three-year period following the Fixed Closing Date).

  Major Competitors. Until the tenth anniversary of the Initial Issuance Date, if a Major Competitor of FT/DT obtains securities representing 20% or more of the Sprint voting power as a result of a Strategic Merger, the Class A Holders shall have the right to commit within the later of (a) 30 days after the consummation of such Strategic Merger and (b) 30 days following the Fixed Closing Date, to purchase from Sprint or its successor in the Strategic Merger, and Sprint or such successor will be obligated to sell to the Class A Holders after the Investment Completion Date, a number of shares of Class A Stock such that the aggregate percentage ownership of the Class A Holders shall be equal to the percentage ownership interest of such Major Competitor following consummation of such Strategic Merger. If the Class A Holders do not so elect,
(i) Sprint will take all actions necessary to lift all restrictions imposed by Sprint on the ability of the Class A Holders to purchase shares from third parties, (ii) Sprint will be obligated to ensure that the Class A Holders will have rights (other than rights deriving solely from the number of shares of Sprint voting securities owned) in scope and duration at least as extensive as certain rights granted by Sprint to such Major Competitor, regardless of whether the Class A Holders exercise their right to increase their ownership, and (iii) if such Major Competitor has been granted rights by Sprint equivalent or superior to the Minority Rights of the Class A Holders under the Investment Agreement, then for a period of five years following the date of closing of such transaction, the FT/DT Parties will obtain rights which will give them greater control over the Joint Venture. See "The Joint Venture--Management and Control--Increased Control Over the Joint Venture by the Sprint Parties or the FT/DT Parties."

RIGHT OF FIRST OFFER WITH RESPECT TO LONG DISTANCE ASSETS

  Following the Initial Period and prior to the tenth anniversary of the Initial Issuance Date, if a disposition of 30% (Cumulative) or more of the fair market value of the Long Distance Assets or a disposition of 30% (Cumulative) or more of the equity in Long Distance Assets is disapproved by the Class A Holders, Sprint may nevertheless effect such disposition. Before Sprint consummates such disposition (other than one as a result of which Sprint would no longer own 51% or more of the Long Distance Assets or the equity in Long Distance Assets, in which case see below), FT and DT will have a right of first offer with respect to the assets or equity of which Sprint proposes to dispose. FT and DT will have up to 150 days after receipt by FT and DT of notice of the proposed transfer to exercise their right to purchase such assets or equity at the same price and on the same terms as those of the proposed disposition. If FT and DT fail to exercise their purchase rights, Sprint must enter into a binding agreement to sell such assets or equity within 150 days. If Sprint

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

enters into such a binding agreement in a timely manner, there is no time limit on Sprint's ability to close the transaction contemplated by such agreement. If Sprint does not obtain a binding agreement within such time (or if Sprint abandons such sale as described below), Sprint may not effect a transaction involving substantially identical assets for one year from the date of the offer which resulted in the failed transaction.

  In connection with such a disposition, for so long as the restrictions contained in Section 310 of the Communications Act apply (see "Investment Proposals--Regulatory Approvals--United States Communications Act"), FT and DT will have the right to assign their right to purchase as a result of the exercise of their right of first offer to a purchaser that (a) has the legal and financial ability to buy such Long Distance Assets proposed to be sold and
(b) would not be a Major Competitor of Sprint based on the businesses to be retained by Sprint following the transfer of such Long Distance Assets (a "Qualified LD Purchaser"). If FT and DT elect to assign their right to purchase, they must disclose the identity of the proposed assignee and certain other information regarding the proposed assignment to Sprint prior to such assignment. Upon disclosure to Sprint of such information regarding a proposed assignment, Sprint may elect to abandon the sale which gave rise to such right in FT and DT. In this event, Sprint may not thereafter sell such assets or equity or substantially identical assets to such Qualified LD Purchaser or any other person within one year following such abandonment.

  In addition, if Sprint proposes to effect a disposition of assets such that it would no longer hold 51% or more of the Long Distance Assets, then FT and DT would have the right to purchase at least 51% of the Long Distance Assets pursuant to the Stockholders' Agreement. This right to purchase operates in the same manner as the right of first offer described above.

  The provisions set forth above with respect to Long Distance Assets will not apply to the following transactions and such transactions will not count toward the thresholds set forth above:

    (i) the granting of any mortgage, pledge, security interest, lien or charge of any kind (a "Lien") on any Long Distance Assets;

    (ii) any other transfer of Long Distance Assets meeting the following criteria (each, an "Exempt Long Distance Asset Divestiture"):

      (a) contributions or sales of assets to joint ventures in which, among other things, not more than 20% of the aggregate voting power is owned by Major Competitors of FT/DT and in connection with which Sprint undertakes efforts to align such joint venture with the activities of the Joint Venture and, in the case of joint ventures to which Sprint's primary contribution is Long Distance Assets or equity interests in Long Distance Assets, in which Sprint maintains certain levels of voting power;

      (b) transfers to entities 70% or more of the voting power and equity interests in which are owned by Sprint and in which no Major Competitor of FT/DT owns more than 20% of the voting power and equity interests;

      (c) transfers pursuant to an underwritten, widely-distributed public offering at the conclusion of which Sprint owns at least 51% of the equity interests and voting power of the entity that owns the Long Distance Assets;

      (d) disposition of unnecessary Long Distance Assets in the ordinary course of business and sale-leasebacks and similar financing transactions which leave Sprint in possession and control of the Long Distance Assets which are the subject of such transaction;

      (e) transfers of Long Distance Assets between Sprint and its subsidiaries;

      (f) transfers of Long Distance Assets to FT or DT pursuant to the Stockholders' Agreement;

      (g) any spin-off of equity interests of a wholly-owned subsidiary which owns Long Distance Assets, provided the Class A Holders receive securities of the spun-off interests of a separate class

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    with rights no less favorable to the Class A Holders than their rights under the Articles of Incorporation as amended by the Charter
    Amendments and the Bylaws as amended by the Bylaw Amendments; and

      (h) transfers of Long Distance Assets to third parties who enter into outsourcing contracts with Sprint to provide services of substantially the same nature as the services associated with the use of such Long Distance Assets prior to such transfer and on commercially reasonable terms, provided that the term of the contract is at least as long as the average useful life of the Long Distance Assets transferred and that such transfer does not materially and adversely affect the operation of the long distance business of Sprint.

  The granting by Sprint of a Lien on any Long Distance Asset, other than (i) a purchase money security interest with a term no longer than the estimated useful life of the Long Distance Asset, (ii) Liens securing accounts receivable and (iii) Liens securing other indebtedness for borrowed money provided that the amount of such indebtedness, when added to the aggregate amount of purchase money indebtedness, does not secure debt exceeding 30% of the total book value of the Long Distance Assets, constitutes a "Lien Transfer." Under the Investment Agreement, Sprint is not permitted to undertake a Lien Transfer unless it enters into an agreement with each creditor which is the beneficiary of any Lien relating to the Lien Transfer (a "Lien Creditor") which provides that, prior to any foreclosure upon the Long Distance Assets, FT and DT will have the option to either (i) purchase the Long Distance Assets in question at fair market value free and clear of the Lien or (ii) pay the Lien Creditor all amounts due to it which are secured by the Lien and become subrogated to the claims of the Lien Creditor against Sprint.

CERTAIN COVENANTS IN THE INVESTMENT AGREEMENT

  Conduct of Sprint's Business. Pursuant to the Investment Agreement, Sprint has generally agreed that during the Pre-Closing Period, Sprint will conduct its operations and its subsidiaries' operations in a manner not materially inconsistent with the scope and nature of such business on the date of the Investment Agreement and as described in this Proxy Statement. Exceptions to this requirement include certain permitted divestitures of long distance and other assets and the Cellular Spin-Off. Sprint has agreed not to (i) redeem, repurchase or otherwise acquire in excess of 50% of the aggregate Sprint voting power outstanding on the date of the Investment Agreement, (ii) amend or propose to amend the Articles of Incorporation or Bylaws in any manner that would adversely affect the consummation of the Investment Transactions or the rights of FT and DT, (iii) propose any plan involving complete or partial dissolution of Sprint or (iv) take any action which would be subject to the disapproval rights of the Class A Holders. See "--Terms of the Class A Stock-- Disapproval Rights."

  Access to Information. Pursuant to the Investment Agreement, Sprint has agreed generally that during the Pre-Closing Period, Sprint will, and will cause its subsidiaries and its and their directors, officers, employees and agents to, afford to FT and DT and their advisors, officers, employees and agents, upon reasonable notice, full and complete access to properties, books, records and contracts and will furnish to FT and DT and their advisors all such financial, operating and other information as FT and DT and their advisors may reasonably request in connection with the Investment Transactions, subject in all respects to the provisions of the confidentiality agreement entered into by Sprint, FT and DT in connection with the negotiation and preparation of the Memorandum of Understanding.

  No Solicitation. Sprint has agreed that during the Pre-Closing Period, neither Sprint nor any of its subsidiaries or affiliates and its or their respective directors, officers, employees, representatives or agents will (i) solicit an Acquisition Proposal or enter into any substantive negotiations with any third party in response to an Acquisition Proposal unless the Sprint Board determines in good faith that it is in the best interest of Sprint stockholders to engage in such substantive negotiations, after considering the benefits to Sprint of the Transactions and the potential impact of such negotiations on the Transactions, or (ii) solicit any proposal from or enter into any substantive negotiations with any third party with respect to any commercial or other

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

arrangement or relationship similar to and inconsistent with the arrangements and relationships contemplated by the Investment Agreement and the Joint Venture Agreement (an "Alternative Transaction") or give any access to company information not customarily disclosed publicly in connection with any Alternative Transaction.

  Sprint has also agreed in the Investment Agreement that (i) before approval of the Investment Proposals by the Sprint stockholders, it will not continue any substantive negotiations relating to matters with respect to which the Class A Holders would have special disapproval rights, without first notifying FT and DT of such negotiations and failing to receive notice from FT and DT within five business days of their disapproval of the negotiations and (ii) Sprint will notify each of FT and DT promptly of any discussions, inquiries or negotiations relating to a potential Acquisition Proposal or Alternative Transaction.

  Sprint has also agreed in the Investment Agreement that prior to the Investment Completion Date, Sprint will not undertake any spin-off, split-off or other distribution to any of its stockholders of equity interests of a subsidiary of Sprint other than the Cellular Spin-off, provided that Sprint will be permitted to undertake such a transaction prior to the Investment Completion Date if Sprint, FT and DT negotiate in good faith an investment agreement with respect to the spun-off entity (a "Spin-Off Investment Agreement") containing terms which are no less favorable to FT and DT than those set forth in the Investment Agreement and are able to reach agreement regarding any necessary or advisable modifications to the Investment Agreement, the Stockholders' Agreement and the Articles of Incorporation as amended by the Charter Amendments in connection with such transaction. In addition, under the Stockholders' Agreement, prior to consummating any spin-off involving an Exempt Long Distance Asset Divestiture, Sprint shall cause the entity whose equity interests are to be distributed in such spin-off to (i) execute a Spin-Off Investment Agreement with FT and DT if such spin-off occurs after the Initial Issuance Date and before the later to occur of the date of the Optional Shares Closing and the Investment Completion Date, (ii) execute agreements with each of FT and DT no less favorable to FT and DT than the Registration Rights Agreement, the Standstill Agreement and the confidentiality agreements to be entered into by each of FT and DT (together with the Spin-Off Investment Agreement, the "Principal Investment Documents") and (iii) adopt bylaws no less favorable to FT and DT than the Bylaws as amended by the Bylaw Amendments. Following the expiration of a reasonable time provided to FT and DT to review and approve such Principal Investment Documents, each of FT and DT shall execute the Spin-Off Investment Agreement and the other Principal Investment Documents, provided that if FT and DT do not execute such Principal Investment Documents, Sprint shall nonetheless have the right to proceed with such spin-off and Sprint shall have no obligation to provide to such Class A Holders securities of such spun-off entity with rights no less favorable to the Class A Holders than those applicable to the Class A Stock.

  Conduct of Cellular Business. Except for transactions in furtherance of the Cellular Spin-Off or those required by law, consented to by FT and DT or set forth in a schedule of permitted actions, Sprint is required, until the earlier of the Cellular Spin-Off or the abandonment of the Cellular Spin-Off, (i) to conduct its cellular operations in the ordinary course consistent with past practices, except for acquisitions or dispositions which do not cause the number of customers of the Cellular and Wireless Division when the Cellular Spin-Off occurs to vary by more than 10% from the number of customers of the Cellular and Wireless Division at June 22, 1995; (ii) to refrain from engaging in any transaction the performance of which would occur in whole or in part after the Cellular Spin-Off on less than arms-length terms, except to the extent that such transactions are immaterial or are approved by the Sprint Board; (iii) to refrain from entering into any guarantee of the liabilities of the Cellular and Wireless Division or Spinco other than guarantees of purchase money indebtedness or other non-financial indebtedness that, individually and in the aggregate, do not exceed $5 million and (iv) to enter into a tax sharing and indemnification agreement with Spinco in connection with the Cellular Spin-Off which will allocate between Sprint and Spinco any tax liability arising from the failure of the Cellular Spin-Off to constitute a tax-free distribution and will provide for the indemnification by Sprint of Spinco for tax liabilities relating to distributions of Spinco common stock to Aliens and certain transactions occurring before the Cellular Spin-Off.

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

  Application of Anti-Takeover Statutes. Sprint has agreed that it will not take any action to cause the provisions of Sections 17-12,100 et seq. of the KGCC (the "Business Combination Statute") restricting "business combinations" with "interested stockholders" (each as defined in the Business Combination Statute) or the provisions of the Control Share Acquisitions Statute to apply to FT or DT by virtue of the Investment Transactions and will use reasonable efforts to avoid to the extent possible the application to FT or DT of any "fair price," "moratorium," "control share acquisition," "business combination," "shareholder protection" or similar anti-takeover statutes or regulations promulgated under Kansas law after the date of the Investment Agreement.

CONDITIONS TO THE FIRST CLOSING

  The obligations of each of Sprint, FT and DT to consummate the Investment Transactions at the Initial Issuance Date are subject to the fulfillment or waiver by the relevant party or parties of the following conditions, among others:

    (i) the waiting period under the HSR Act shall have expired or been terminated without the imposition of any Burdensome Condition;

    (ii) the relevant EU authorities shall have exempted the Joint Venture Transactions and, if necessary, the Investment Transactions, from the operation of Article 85, without the imposition of any Burdensome Condition, or each party shall have determined that such exemption will be granted in a reasonable time and without the imposition of a Burdensome Condition;

    (iii) an FCC Order (as defined below) shall have been obtained without the imposition of a Burdensome Condition;

    (iv) FT shall have received the approval of the French minister in charge of economic affairs and finance and the French minister in charge of posts and telecommunications to carry out the Transactions without the imposition of a Burdensome Condition;

    (v) either (A) DT shall have received the approval of the German Cartel Office to carry out the Transactions without the imposition of a Burdensome Condition, or (B) the exemption referred to in clause (ii) above shall have been obtained;

    (vi) all other material governmental approvals required to be obtained to consummate the Transactions shall have been obtained;

    (vii) no government order shall have been entered enjoining consummation of the Investment Transactions or putting in doubt the validity of the Investment Agreement or the Related Investment Documents in any material respect;

    (viii) the Sprint stockholders shall have duly approved the Investment Proposals;

    (ix) the representations and warranties of Sprint (in the case of the condition in favor of FT and DT) and FT and DT (in the case of the condition in favor of Sprint) made pursuant to the Investment Agreement and the Related Investment Documents shall be true and correct in all material respects at and as of the date of the Investment Agreement and at and as of the Initial Issuance Date as if such representations and warranties were made at and as of the Initial Issuance Date, except for representations and warranties that relate solely to a date prior to the Initial Issuance Date and except to the extent otherwise contemplated by the Investment Agreement, the Related Investment Documents, the Articles of Incorporation as amended by the Charter Amendments, the Joint Venture Agreement and the Related Joint Venture Documents;

    (x) Sprint (in the case of the condition in favor of FT and DT) and FT and DT (in the case of the condition in favor of Sprint) shall have duly performed and complied in all material respects with each agreement, covenant and condition in the Investment Agreement and in each Related Investment Document required to be performed or complied with by it on or prior to the Initial Issuance Date;

    (xi) no proceeding shall be pending or threatened that (a) restrains, prohibits, prevents or materially changes, or presents a substantial possibility of restraining, prohibiting, preventing or materially changing, the terms of the Investment Transactions, or (b) presents a substantial possibility of resulting in material damages to such party or its subsidiaries or imposing a Burdensome Condition as to such party or Atlas, in each case arising from the Investment Transactions; and

    (xii) the conditions to the Venture Closing shall have been fulfilled or validly waived and the Venture Closing shall have occurred simultaneously with the closing of those Investment Transactions to occur on the Initial Issuance Date.

  It is also a condition to the First Closing that Sprint shall have been advised by the NYSE that the Sprint Common Stock will continue to be listed on the NYSE after (i) the issuance and sale of the Class A Stock, and (ii) the effectiveness of the provisions of the Investment Agreement and the Related Investment Documents. By letter to Sprint dated August 3, 1995, the NYSE indicated to Sprint that the rights of the Class A Holders are not inconsistent with the voting rights policy of the NYSE.

  In addition to the foregoing, the obligations of FT and DT are subject to the following additional conditions, among others: (i) no Major Competitor of FT/DT shall have acquired Sprint voting power, if (x) such stock was acquired as a result of a transaction with Sprint, and following such transaction such Major Competitor owns greater than 10% of the Sprint voting power, or (y) Sprint otherwise has taken steps for the purpose of encouraging or facilitating an acquisition by such a Major Competitor of greater than 10% of the Sprint voting power (including, without limitation, by any waiver, amendment or termination of the Sprint Rights Plan), (ii) no Change of Control shall have occurred,
(iii) the Charter Amendments shall have been filed and become effective and the Bylaw Amendments shall have become effective, and (iv) the Sprint Common Stock issuable upon conversion of the Class A Stock shall have been duly authorized and reserved for issuance by Sprint and listed on the NYSE subject to official notice of issuance.

  "FCC Order" generally means a written determination approving the consummation of the Transactions or stating that no such approval is required, which is received from (i) the FCC itself, or (ii) the staff of the FCC and is no longer subject to further administrative review by the FCC.

  There can be no assurance that each of the conditions to the consummation of the closing of those Investment Transactions to occur on the Initial Issuance Date will be satisfied prior to February 15, 1996, the date after which each of Sprint, FT and DT has the right to terminate the Investment Agreement if the Initial Issuance Date has not occurred other than as a result of the failure of the party seeking termination to perform its obligations under the Investment Agreement and the Related Investment Documents. If regulatory approvals satisfactory to the parties have not been received by February 15, 1996 or any of the other conditions to closing have not been fulfilled or waived by such date, it is anticipated that the parties would discuss extending the date on which termination could be exercised. However, there can be no assurance that if such date is not extended that a party would not exercise its right to terminate. See "--Termination of the Investment Agreement."

CONDITIONS TO ARTICLE IV CLOSING

  The obligation of each party to consummate the transactions contemplated by the Investment Agreement at an Additional Preference Stock Closing, the Supplemental Preference Stock Closing, or the Deferred Common Stock Closing (each an "Article IV Closing") is subject to the condition that no governmental authority shall have taken any action which enjoins, restrains or prohibits consummation of the Investment Transactions or puts in doubt the validity of the Investment Agreement or any Related Investment Document in any material respect.

  In addition to the foregoing, the obligations of FT and DT at an Article IV Closing are subject to the following additional conditions:

    (i) the representations and warranties of Sprint in the Investment Agreement relating to (a) Sprint's good standing under the laws of Kansas and authority thereunder to take the necessary actions required under the Investment Agreement and the Related Investment Documents, (b) Sprint's capital stock,

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

  (c) the validity of any shares of capital stock to be issued in connection with the Article IV Closing and (d) the corporate authority of Sprint under Kansas law to enter into the Investment Agreement and the Related Investment Documents shall be materially correct as of the date of the Investment Agreement and the date of the Article IV Closing;

    (ii) the representations and warranties of Sprint in the Investment Agreement relating to the accuracy of various filings with the SEC and the absence of certain material changes in the business of Sprint since the date of such filings shall be materially correct as of the date of the Investment Agreement;

    (iii) Sprint shall have performed and complied in all material respects with its obligations (a) under the Investment Agreement relating to the nonapplicability to FT and DT of state takeover statutes, (b) under the Articles of Incorporation as amended by the Charter Amendments relating to the Sprint Common Stock and the Class A Stock and (c) under the Stockholders' Agreement relating to provisions concerning dispositions of Long Distance Assets, a Change of Control, equity purchase rights, holdings by Major Competitors and those covenants relating to reservation and availability of Sprint Common Stock, procedures for redemption, Major Issuances, spin-offs and FCC licenses; and

    (iv) a Change of Control shall not have occurred.

  In addition to the foregoing, the obligations of Sprint at an Article IV Closing are subject to the following additional conditions:

    (i) the respective representations and warranties of each of FT and DT in the Investment Agreement relating to (a) authority to consummate the Investment Transactions, (b) the appropriate authorization and legality of the execution and performance of the Investment Agreement and the Related Investment Documents, (c) the purchase of shares for its own account rather than for resale and (d) with respect to FT only, the lack of sovereign immunity for each of its subsidiaries, shall be materially correct as of the date of the Investment Agreement and the date of the Article IV Closing; and

    (ii) each of DT and FT shall have performed and complied in all material respects with its obligations (a) under the Investment Agreement to purchase shares of Class A Stock, (b) under the Stockholders' Agreement relating to transfer restrictions and joint action by FT and DT, (c) under the Standstill Agreement relating to acquisition restrictions and other restrictions and (d) under its respective confidentiality agreement.

  In the case of the failure to satisfy certain conditions to an Article IV Closing which may be cured without adversely affecting the rights of the other party, the Investment Agreement provides for a delay in the Article IV Closing of not more than 180 days. In certain cases involving a dispute as to whether a condition has been satisfied, the Article IV Closing in question may be delayed up to 90 days following the final judicial resolution of the dispute.

TERMINATION OF THE INVESTMENT AGREEMENT

  The Investment Agreement may be terminated and the Investment Transactions may be abandoned at any time prior to the Initial Issuance Date (whether before or after the Special Meeting) by mutual consent of Sprint, FT and DT. In addition, the Investment Agreement may be terminated by any of Sprint, FT or DT if:

    (i) the Initial Issuance Date does not occur on or before February 15, 1996, other than as a result of the failure of the party seeking termination to perform its obligations under the Investment Agreement and the Related Investment Documents;

    (ii) it has become impossible for any condition precedent to its obligations under the Investment Agreement or the Related Investment Documents to be satisfied, provided that such condition precedent has become impossible to satisfy other than as a result of the failure of the party seeking termination to perform its obligations under the Investment Agreement or the Related Investment Documents;

    (iii) there is a material breach by FT or DT (in the case of a termination by Sprint) or Sprint (in the case of a termination by FT or DT) of its representations and warranties contained in the Investment Agreement and the Related Investment Documents, which breach is not cured within 30 days after written notice given by the party seeking termination;

    (iv) the Sprint Board fails to recommend the Investment Proposals to the Sprint stockholders or withdraws or qualifies its recommendation;

    (v) the Sprint stockholders fail to approve the Investment Proposals; or

    (vi) the Joint Venture Agreement is terminated in accordance with its terms.

  In addition, either FT or DT may terminate the Investment Agreement if:

    (i) a Change of Control occurs;

    (ii) Sprint, any subsidiary or affiliate of Sprint or any director, officer, employee, representative or agent of Sprint solicits an Alternative Transaction, discloses nonpublic information to any person in connection with an Alternative Transaction or enters into substantive negotiations with any third party relating to an Alternative Transaction, unless prior to such time both FT and DT have failed to notify Sprint of their disapproval;

    (iii) prior to the approval of the Investment Proposals by the Sprint stockholders, the Sprint Board or any committee thereof is notified during any meeting of substantive negotiations with respect to any action the consummation of which would be subject to a disapproval right under the Articles of Incorporation as amended by the Charter Amendments and the Sprint Board or such committee has not instructed that Sprint discontinue such negotiations, unless prior to such time both FT and DT have failed to notify Sprint of their disapproval; or

    (iv) the Sprint Board or any committee thereof is notified during any meeting of negotiations involving Sprint relating to an Acquisition Proposal, and the Sprint Board or such committee has not instructed that Sprint discontinue such negotiations, unless prior to such time both FT and DT shall have failed to notify Sprint of their disapproval.

  If the Investment Agreement is terminated because the Sprint Board has withdrawn or adversely qualified its recommendation of the Investment Proposals after receiving an Acquisition Proposal or it is terminated in the circumstances described in clauses (i), (ii) or (iv) immediately above, Sprint shall promptly reimburse each of FT and DT for their reasonable out-of-pocket expenses (including attorneys fees) incurred by it relating to the Transactions up to a maximum amount of $15 million for each of FT and DT.

"FAIR PRICE" PROVISIONS

  As described more fully in "Information Concerning Sprint--Antitakeover Provisions Applicable to Sprint--"Fair Price' Provisions," certain transactions contemplated by the Investment Agreement, the Related Investment Documents, the Charter Amendments, the Joint Venture Agreement and the Related Joint Venture Documents will be subject to approval by Continuing Directors (as defined in "Information Concerning Sprint--Antitakeover Provisions Applicable to Sprint-- "Fair Price' Provisions") pursuant to ARTICLE SEVENTH of the Articles of Incorporation. The Stockholders' Agreement requires Sprint to maintain at least seven Continuing Directors on the Sprint Board at all times.

SPRINT RIGHTS PLAN

  In connection with the Transactions, the Sprint Rights Plan has been amended to provide for Rights to attach to the Class A Common Stock and to assure that the Investment Transactions will not cause the Rights to detach and become exercisable. Such amendment provides generally that actions of FT, DT and their respective affiliates which would otherwise cause the Rights to detach and become exercisable will not do so unless such actions also violate the Standstill Agreement. Such amendment did not require the approval of Sprint stockholders. See "Information Concerning Sprint--Antitakeover Provisions Applicable to Sprint--Sprint Rights Plan."

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

            CHARTER AMENDMENTS AND BYLAW AMENDMENTS (PROPOSAL NO. 2)

  The consummation of the Investment Transactions is conditioned upon the approval of the Charter Amendments by the Sprint stockholders and the filing of the Charter Amendments with the Secretary of State. Sprint stockholders are being asked to approve the Charter Amendments substantially in a form that would amend the Articles of Incorporation to read in their entirety as set forth on Exhibit D. The following, together with the description of the terms of the Class A Stock contained in "Investment Agreement and Related Investment Documents--Terms of the Class A Stock" and "Investment Agreement and Related Investment Documents--Purchase and Sale of Class A Stock" constitutes a summary of certain provisions of the Charter Amendments, which is qualified in its entirety by reference to Exhibit D.

  Approval of the Charter Amendments by the stockholders also shall be deemed to constitute approval of a resolution authorizing the Sprint Board, at any time prior to the filing of the Charter Amendments with the Secretary of State, to abandon such proposed amendments without further action by the stockholders, notwithstanding approval of the Charter Amendments by Sprint stockholders, in connection with the termination of the Investment Agreement or otherwise. Furthermore, Sprint does not intend to file the Charter Amendments with the Secretary of State until the Initial Issuance Date. Subsequent to the filing of the Charter Amendments with the Secretary of State, subject to the approval of such amendments by the Sprint Board, the Class A Holders will be able to amend certain provisions of the Articles of Incorporation as amended by the Charter Amendments which relate solely to the Class A Stock by a vote of two-thirds of the outstanding Class A Stock and without any vote by the holders of any other capital stock of Sprint.

CHARTER AMENDMENTS

 Increase in Number of Authorized Shares

  In General. The Articles of Incorporation currently authorize Sprint to issue 520,000,000 shares of capital stock. Of the shares of capital stock currently authorized, 500,000,000 shares are designated as Sprint Common Stock and 20,000,000 shares are designated as Sprint Preferred Stock. The Charter Amendments would increase the total number of shares of capital stock which Sprint has the authority to issue to 2,020,000,000 shares, and such shares would be divided into four classes: 1,000,000,000 shares would be designated as Sprint Common Stock, 500,000,000 shares would be designated as Class A Common Stock, 500,000,000 shares would be designated as Class A Preference Stock and 20,000,000 shares would be designated as Sprint Preferred Stock.

  Reasons for and Effects of the Increase of Authorized Capital Stock. In addition to authorizing the Class A Stock, the Charter Amendments would increase the number of authorized shares of Sprint Common Stock. Of the 500,000,000 shares of Sprint Common Stock currently authorized, as of October 31, 1995, 348,913,724 shares were outstanding and an additional 38,814,278 shares of Sprint Common Stock were reserved for issuance pursuant to employee benefit plans, Sprint's Dividend Reinvestment Plan and the conversion of securities convertible into Sprint Common Stock. Included in the outstanding shares are shares of Sprint Common Stock issuable to former holders of Centel Corporation common stock upon surrender of their shares of Centel Corporation common stock. According to the merger agreement between Sprint and Centel Corporation, the shares of Sprint Common Stock issuable on exchange of the shares of Centel Corporation common stock cannot be voted until issued. Following the Initial Issuance Date, Sprint will be required to reserve sufficient shares of Class A Stock for issuance to FT and DT, and for each share of Class A Stock issued or reserved for issuance, Sprint will be required to reserve shares of Sprint Common Stock for issuance upon conversion of the Class A Stock. Assuming the issuance of 86,236,036 shares of Class A Common Stock on the Initial Issuance Date, Sprint would have fewer than 26.1 million authorized, unissued and unreserved shares of Sprint Common Stock following the Initial Issuance Date unless the number of authorized shares of Sprint Common Stock is increased. Accordingly, following the Initial Issuance Date, Sprint could not engage in a transaction requiring the issuance of a number of shares of Sprint Common Stock greater than 26.1 million without obtaining stockholder approval for the authorization of the excess at the time.

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

  The Sprint Board believes that it is in the best interests of Sprint and its stockholders to increase the number of authorized shares of Sprint Common Stock so that a sufficient number of additional shares of Sprint Common Stock will be available from time to time in connection with possible future financing programs, stock dividends, acquisitions, stock option and other employee benefit plans and other general corporate purposes. Having such additional authorized shares of Sprint Common Stock available for issuance in the future will give Sprint greater flexibility and allow additional shares of Sprint Common Stock, in excess of the number of such shares presently authorized, to be issued without the expense and delay of a special meeting of stockholders unless such meeting is required for the particular transaction by applicable law or regulations or the rules of any stock exchange on which the shares of Sprint Common Stock may then be listed or quoted.

  Stockholders will have no equity purchase or similar rights with respect to any issuance of the newly authorized Class A Stock. As discussed in "The Investment Proposals--Certain Considerations-- Dilutive Effects," the issuance of additional shares of Class A Stock will have the effect of diluting the ownership and voting rights of the existing Sprint Common Stock.

  The issuance of additional shares of Sprint Common Stock could also be used to discourage an unsolicited takeover proposal. For example, shares of Sprint Common Stock could, subject to the rights of the Class A Holders (see "Investment Agreement and Related Investment Documents--Terms of the Class A Stock--Disapproval Rights"), be privately placed with purchasers who would be likely to support the Sprint Board in opposing a hostile takeover bid. Although the Sprint Board is required to make any determination to issue such stock based on its judgment as to the best interests of the Sprint stockholders, the Sprint Board could act in a manner which would discourage an acquisition attempt or other transaction which some, or a majority, of the stockholders might believe to be in their best interests. The Sprint Board does not at present intend to seek stockholder approval prior to any issuance of authorized stock, unless otherwise required by law, the Articles of Incorporation as amended by the Charter Amendments or the NYSE.

 Creation of Class A Stock

  The Charter Amendments would establish the terms of the Class A Stock, including voting rights, and also would supplement the terms of the Sprint Common Stock in order to set forth the rights of the holders of the Sprint Common Stock in relation to those of the holders of the Class A Stock. See "Investment Agreement and Related Investment Documents--Purchase and Sale of Class A Stock" and "Investment Agreement and Related Investment Documents-- Terms of the Class A Stock."

 Possible Redemption of Shares of Sprint Common Stock and Class A Stock Held by Aliens

  In General. The FCC Redemption Provision provides that outstanding shares of Sprint Common Stock held by Aliens and, in certain circumstances, Class A Stock held by Aliens may be redeemed by action of the Sprint Board to the extent necessary, in the judgment of the Sprint Board, to comply with Section 310 of the Communications Act. Shares of Class A Stock may be redeemed only if, and only to the extent that, the outstanding shares of Class A Stock represent votes constituting greater than 20% of the aggregate voting power of Sprint immediately prior to the time of such redemption. In addition, prior to redeeming shares of Class A Stock, Sprint is required under the Stockholders' Agreement to consult in good faith with the Class A Holders to consider alternatives to redemption, and Sprint may not redeem such shares unless the Independent Directors determine in good faith that, after considering all reasonable alternatives, the failure to redeem such shares would have a material adverse effect on Sprint.

  If Class A Preference Stock is outstanding, the Charter Amendments do not authorize Sprint to use the FCC Redemption Provision to redeem shares of Class A Preference Stock to the extent such redemption would result in the Class A Holders owning shares of Class A Preference Stock with an aggregate liquidation

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

value of less than $1.5 billion. However, under the Stockholders' Agreement, to the extent the Class A Preference Stock represents more than 20% of the Sprint voting power, Sprint may require the Class A Holders to sell to Sprint such number of shares of Class A Preference Stock as in the reasonable good faith judgment of the Sprint Board is necessary to comply with the requirements of
Section 310 of the Communications Act, even if such sale would result in the Class A Preference Stock having an aggregate liquidation value of less than $1.5 billion.

  The FCC Redemption Provision provides that, subject to any additional or different rights of a particular Alien pursuant to any contract or arrangement between such Alien and Sprint, (i) the redemption price of any shares so redeemed (except with respect to shares of Class A Stock, as provided below) will equal the market price of such shares, provided that the redemption price payable to any Alien who purchased such shares after November 21, 1995, and within one year of the redemption date, will not (unless otherwise determined by the Sprint Board) exceed the purchase price paid by such Alien for such shares; (ii) the redemption price may be paid in cash or debt or equity securities of Sprint or any of its subsidiaries or any combination thereof (any such securities being referred to herein as "Redemption Securities"); (iii) the Redemption Securities, together with any cash to be paid as part of the redemption price, in the opinion of any nationally recognized investment banking firm selected by the Sprint Board, will have a value, at the time notice of redemption is given, at least equal to the applicable redemption price; and (iv) if less than all the shares held by Aliens are to be redeemed, the shares to be redeemed shall be selected in a manner determined by the Sprint Board which may include selection first of the most recently purchased shares, selection by lot or selection in any other manner determined by the Sprint Board to be equitable.

  The redemption price of any shares of Class A Common Stock shall be equal to the greater of (i) the market price of a share of Sprint Common Stock on the date of redemption and (ii) the weighted average price paid by the Class A Holders for the Class A Common Stock together with a stock appreciation factor thereon at an annual rate of 3.88% calculated from the date of purchase of such Class A Common Stock through the date of redemption, provided that the redemption price for any shares of Class A Common Stock redeemed after the third anniversary of the Investment Completion Date shall be the market price of a share of Sprint Common Stock on the date of redemption. The redemption price of any Class A Preference Stock shall be equal to its liquidation preference. Under certain circumstances, the redemption price for shares of Class A Stock redeemed from FT and DT will be increased so as to indemnify against withholding taxes, if any, payable in connection with such redemption.

  As permitted by the Charter Amendments, the Stockholders' Agreement provides that, to the fullest extent legally permissible, Sprint must first designate for redemption securities other than shares of Class A Stock held by the Class A Holders. At least thirty days' written notice of the redemption date must be given to the record holders of the shares selected to be redeemed (unless waived in writing by any such record holder). The redemption date, however, may be the date on which written notice is given to record holders if the cash or Redemption Securities necessary to effect the redemption have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed.

  The FCC Redemption Provision also allows Sprint to require any person that is a holder of record of Sprint Common Stock or Class A Stock or that Sprint knows to have, or has reasonable cause to believe has, beneficial ownership of Sprint Common Stock or Class A Common Stock either to certify that no Sprint Common Stock or Class A Stock as to which such person has record or beneficial ownership is beneficially owned by an Alien or to certify as to the number of shares of Common Stock or Class A Stock owned beneficially or of record by such person that are owned beneficially or of record by an Alien. If any holder of Sprint Common Stock or Class A Stock fails to provide such a certificate when requested by Sprint to do so, Sprint may, in its sole discretion, presume that the Sprint Common Stock or Class A Common Stock in question is, or is not, beneficially owned by Aliens.

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

  Reasons for and Effects of the FCC Redemption Provision. The FCC Redemption Provision is being proposed in order to assure that Sprint will be able to comply with the foreign ownership provisions contained in Section 310 of the Communications Act. Section 310 of the Communications Act currently provides that, absent an FCC order expressly permitting a higher level of foreign ownership, if more than 25% of Sprint's capital stock is owned of record or voted by Aliens, the FCC may revoke certain licenses that are material to the business of Sprint and its subsidiaries.

  Based upon the results of a survey of Sprint's public stockholders as of May 31, 1994 conducted in a manner that the FCC has previously found to be acceptable for such surveys, and assuming that FT and DT had then been issued shares of Class A Common Stock representing 20% of the outstanding shares of Sprint voting securities after giving effect to such issuance, the aggregate foreign ownership of Sprint's outstanding capital stock (including shares owned by FT and DT) at such time would have equaled 24.97%, plus or minus 1.67% (at a survey confidence level of 97.5%). Although Sprint has filed a Petition for Declaratory Ruling with the FCC requesting, among other things, that the FCC permit up to 28% of Sprint's capital stock to be owned by Aliens, there can be no assurance that the FCC will grant such request. See "Investment Proposals-- Regulatory Approvals--United States Communications Act." If at any time following the Initial Issuance Date, the percentage of Sprint's outstanding capital stock owned by Aliens were to exceed 25% or such greater percentage as may be set forth in an FCC order, under the FCC Redemption Provision, Sprint could redeem shares of Sprint Common Stock or Class A Stock held by Aliens in the manner and at the redemption prices described above. Consequently, the FCC Redemption Provision could have an adverse effect on the price of the Sprint Common Stock.

 "Greenmail" Provisions

  In order to avoid the payment of "greenmail" by Sprint, ARTICLE EIGHTH of the Articles of Incorporation requires the affirmative vote of a majority of the Sprint voting power to approve any purchase by Sprint of any Sprint equity security at above-market prices from an Interested Securityholder (defined generally as any person who beneficially owns, directly or indirectly, five percent or more of the class of securities to be acquired) who has owned such securities for less than two years. The Charter Amendments will revise the "greenmail" provisions to provide that the affirmative vote of the Sprint stockholders other than FT, DT and their affiliates which would otherwise be required by such provisions will not be required in connection with purchases, redemptions or other acquisitions by Sprint of capital stock of Sprint held by FT, DT, any Qualified Subsidiary or any Qualified Stock Purchaser pursuant to the Investment Agreement, the Stockholders' Agreement and the Articles of Incorporation as amended by the Charter Amendments.

 Removal of Directors

  In General. The Articles of Incorporation currently contain provisions with respect to the removal of directors. The Charter Amendments would establish removal provisions with respect to the Class A Directors. See "Investment Agreement and Related Investment Documents--Terms of the Class A Stock--Board Representation."

  Removal of Ordinary Directors. The Articles of Incorporation currently provide that any director of Sprint elected to one of the three staggered classes of the Sprint Board may be removed from office, but only for cause and only by the affirmative vote of the holders of a majority of the outstanding shares (considered as one class) entitled to elect such director. The Charter Amendments will provide that the holders of the Class A Stock will not be entitled to vote with respect to the election or removal of directors other than the Class A Directors.

  Removal of Class A Directors. The Charter Amendments will amend the Articles of Incorporation to provide that any Class A Director may be removed from office with or without cause by the affirmative vote of the holders of a majority of the outstanding shares of Class A Stock voting separately as a class or with

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

cause by the affirmative vote of the holders of two-thirds of the outstanding shares of Sprint voting power voting as a single class.

 Provisions Relating to Amendment of the Bylaws

  The Charter Amendments would add a provision stating that holders of a majority of the shares of Class A Stock, voting separately as a class, must approve any amendment of the Bylaws relating to the calling of meetings of stockholders, procedures for the nomination of directors, procedures regarding stockholder proposals, the votes represented by each share of voting securities issued by Sprint, the quorum for the transaction of business at stockholders meetings, notice of meetings of the Sprint Board and committees of the Sprint Board, the quorum for the transaction of business at meetings of the Sprint Board, indemnification of officers and directors, the composition and quorum required for the Executive Committee of the Sprint Board (the "Executive Committee"), the composition of other committees of the Sprint Board, the declaration of dividends out of the net income or earned surplus of Sprint, and the amendment of the Bylaws.

AMENDMENTS TO SPRINT BYLAWS

  The consummation of the Investment Transactions is also conditioned upon the approval of the Bylaw Amendments by the Sprint stockholders. Sprint stockholders are being asked to approve the Bylaw Amendments substantially in a form that would amend the Bylaws to read in their entirety as set forth in Exhibit E. The following constitutes a summary of certain provisions of the Bylaw Amendments, which is qualified in its entirety by reference to Exhibit E. Approval of the Bylaw Amendments by the stockholders also shall be deemed to constitute approval of a resolution authorizing the Sprint Board, at any time prior to the Initial Issuance Date, to abandon such proposed amendments without further action by the stockholders, notwithstanding approval of the Bylaw Amendments by the Sprint stockholders, in connection with the termination of the Investment Agreement or otherwise.

  The Bylaw Amendments, if approved by the Stockholders, will be effective upon the Initial Issuance Date. Many of the amendments reflect the establishment of the Class A Stock and the Class A Directors. The Bylaw Amendments also add a provision that requires a majority of the members of the Sprint Board to be Independent Directors and a provision that requires stockholder proposals to be delivered to the Corporate Secretary within a certain time period prior to a meeting of stockholders in order to be eligible for presentation at such meeting. Finally, certain of the Bylaw Amendments update the Bylaws consistent with the practices of Sprint or eliminate minor inconsistencies in the existing Bylaws. An "Independent Director" is a member of the Sprint Board who (i) is not a current or former officer or an employee of Sprint, any Class A Holder or any of their respective subsidiaries, (ii) does not, in addition to such person's role as a member of the Sprint Board, act on a regular basis, either individually or as a member or representative of an organization, serving as a professional adviser, legal counsel or consultant to Sprint, any Class A Holder or any of their respective subsidiaries, if in the opinion of the Nominating Committee of the Sprint Board (the "Nominating Committee") such relationship is material to Sprint, any Class A Holder, the organization so represented or such Board member, and (iii) does not represent, and is not a member of the immediate family of, a person described in clause (i) or (ii). A person who is described by one or more of clauses (i), (ii) and (iii) and who is a partner, officer or director of any organization that has customary commercial, industrial, banking or underwriting relationships with Sprint, any Class A Holder or any of their respective subsidiaries, that are carried on in the ordinary course of business on an arms-length basis may qualify as an Independent Director unless otherwise determined by the Nominating Committee.

  Because the Charter Amendments provide that the holders of the Class A Stock elect Class A Directors and can take certain other actions separately as a class, the Bylaw Amendments specify how special meetings of one or more classes of capital stock may be called (Section 2, Article III), how nominations of Class A Directors and other directors are to be made (Section 4, Article III), the number of votes represented by each share of Class A Stock (Section 8, Article III), and the quorum required for purposes of electing Class

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

A Directors, electing directors other than Class A Directors, and for other purposes (Section 9, Article III). The Bylaw Amendments also provide that at least one Class A Director will be a member of the Executive Committee (Section 12, Article IV) and a member of all other committees formed by the Sprint Board except (i) any committee established pursuant to provisions of any law relating to national security, (ii) any committee where membership would be prohibited by law or the NYSE or (iii) the Compensation Committee if the Sprint Board determines that a Class A Director would not be disinterested for purposes of determining certain forms of executive compensation (Section 12, Article IV). The NYSE has informed Sprint that no Class A Director may be a member of the Audit Committee of the Sprint Board.

  The Bylaw Amendments require that all nominees qualify as Independent Nominees (defined as nominees who, if elected, would be Independent Directors) unless nominated by the Class A Holders or nominated by the holders of the Preferred Stock under those circumstances where the holders of Preferred Stock have special voting rights to elect directors, provided that a nominee need not be an Independent Nominee if the election of such nominee would not result in less than a majority of the Sprint Board being Independent Directors (Section 4, Article III).

  The Bylaw Amendments contain a new provision that requires that, for business to be properly brought before a meeting by a stockholder, the stockholder must have given notice to the Corporate Secretary of Sprint not less than 50 days nor more than 75 days prior to the meeting unless less than 65 days' notice or prior disclosure of the date of the meeting is given to stockholders. In that event, the notice to the Corporate Secretary must be received no later than the close of business on the 15th day following the day on which notice of the date of the meeting was mailed or public disclosure was made, whichever occurs first. The notice to the Corporate Secretary must contain a brief description of the business desired to be brought before the meeting and the reasons for conducting such business, the name and record address of the stockholder, the class and number of shares of stock of Sprint beneficially owned by the stockholder and any material interest of the stockholder in the business (Section 5, Article III). Under the provision, if a stockholder does not give the required advance notice regarding a proposal, the chairman of the meeting may determine that the proposal is not proper business and may not be considered at the meeting. This provision is an advance notice provision under Kansas corporate law which is intended to provide Sprint with prior notice of proposals that stockholders wish to present at a meeting so that the merits of the proposals can be thoughtfully considered prior to the meeting. It is not meant to preclude stockholders from submitting proposals to be included in Sprint's proxy statements and stockholders may continue to request inclusion of a proposal in Sprint's proxy statements pursuant to Rule 14a-8 under the Exchange Act. See "Stockholder Proposals for 1996 Annual Meeting of Sprint Stockholders."

  The Bylaw Amendments require that notice of annual and special meetings of stockholders be mailed at least 20 days before the date of the meeting as opposed to 10 days under the current Bylaws (Section 3, Article III). The Bylaw Amendments provide that notice of meetings of the Sprint Board and any committee of the Sprint Board must be sent by a means reasonably calculated to be received at least seven days prior to the meeting, except that notice of special meetings can be on shorter notice, and except that Class A Directors who receive notice less than six days before a meeting may participate in the meeting by conference telephone or similar communications equipment (Section 5, Article IV). The current Bylaws require notice of board meetings to be mailed ten days prior to the date fixed for the meeting, or such lesser notice may be given as the person or persons calling the meeting deem necessary or appropriate. The current Bylaws do not specifically address notice of committee meetings or participation in meetings by telephone or other communications equipment. The Bylaw Amendments also make it clear that members of the Executive Committee may participate in meetings of the Executive Committee by means of conference telephone or similar communications equipment (Section 11, Article IV).

  Section 8, Article IV of the current Bylaws, which states that vacancies on the Sprint Board may be filled by the remaining directors, is deleted by the Bylaw Amendments because the filling of vacancies is provided for in the Charter Amendments. Section 2, Article VI of the current Bylaws, which concerns the

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

establishment of bank and trust accounts for the funds of the corporation and the withdrawal of funds from those accounts is deleted because the establishment of bank accounts and the withdrawal of funds from those accounts is governed by the fiscal policies adopted by the Sprint Board.

  The current Bylaws require that the Chairman of the Board and the President of Sprint be members of the Sprint Board; the Bylaw Amendments require that only the Chairman of the Board be a member of the Sprint Board (Section 2, Article V). The current Bylaws limit the liability of directors, officers, employees and agents of Sprint for actions taken or omitted to be taken in those capacities if the individual exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his own affairs or took of omitted to take such action in reliance upon advice of counsel for Sprint or information furnished by officers or employees of Sprint which the individual had reasonable grounds to believe. The Bylaw Amendments delete this provision but retain indemnification provisions that are consistent with Kansas Statutes Annotated Section 17-6305 (Section 10, Article
IV).

  The Bylaw Amendments would amend the provisions relating to amendment of the Bylaws by (i) eliminating the requirement that notice advising of each specific amendment of the Bylaws by the Sprint Board be given to each stockholder having voting rights within 30 days after the date of such amendment and (ii) adding a provision that the holders of a majority of the Class A Common Stock, voting separately as a class, must approve any amendment of the Bylaws relating to the calling of meetings of stockholders, procedures for the nomination of directors, procedures regarding stockholder proposals, the votes represented by each share of Sprint voting securities, the quorum for the transaction of business at stockholders meetings, notice of meetings of the Sprint Board and committees of the Sprint Board, the quorum for the transaction of business at meetings of the Sprint Board, indemnification of officers and directors, the composition and quorum required for the Executive Committee, the composition of other committees of the Sprint Board, the declaration of dividends out of the net income or earned surplus of Sprint, and the amendment of the Bylaws (Section 1 and 2, Article VII).

          APPROVAL OF CONTROL SHARE ACQUISITIONS PLAN (PROPOSAL NO. 3)

  The Control Share Acquisitions Statute applies to the acquisition of shares of a Kansas corporation by a Control Share Acquiring Person which, except for the limitations imposed under the Control Share Acquisitions Statute, would entitle the Control Share Acquiring Person after such acquisition, directly or indirectly, alone or as part of a group, to exercise, or direct the exercise of, voting power in the election of directors of such corporation falling within any of the following ranges:

    (i) 20% or more but less than 33 1/3%,

    (ii) 33 1/3% or more but less than or equal to 50%, or

    (ii) more than 50%.

  Control Share Acquisitions include those made within a period of 120 days or made pursuant to a plan to make a Control Share Acquisition. Under the Control Share Acquisitions Statute, "Control Shares" are those shares that, when added to all other shares previously owned by the Control Share Acquiring Person, would make the aggregate shares owned by such Control Share Acquiring Person fall within the applicable range of voting power. Control Shares acquired in a Control Share Acquisition have the same voting rights as were accorded the shares before the Control Share Acquisition only to the extent such voting rights are approved by the stockholders of the issuing corporation. Accordingly, unless the Control Share Acquisition is duly approved by a stockholder vote as described herein, the Control Shares will lose their voting rights. An acquisition may be exempted from the Control Share Acquisitions Statute provided that a charter or bylaw provision is adopted for such purpose prior to the Control Share Acquisition. The Articles of Incorporation and the Bylaws contain no such provision.

  Shares acquired directly from Sprint are not subject to the Control Share Acquisitions Statute and therefore the purchases to be made directly from Sprint would not require stockholder approval. However, the Control Share Acquisitions Plan carries with it the possibility of making purchases of Sprint stock in the open market or from third parties under certain circumstances (see "--Terms of the Class A Stock--Equity Purchase Rights--Major Issuances" and "-- Standstill Agreement"). These purchases would be subject to the Control Share Acquisitions Statute in the absence of approval of the Control Share Acquisitions Plan by Sprint stockholders. If the Control Share Acquisitions Plan is duly approved by Sprint stockholders, FT, DT and certain of their subsidiaries named in the Acquiring Person Statement will be entitled, subject to the restrictions contained in the Standstill Agreement and the Sprint Rights Plan, to make open market purchases or purchases from third parties which, when aggregated with the shares to be purchased pursuant to the Investment Agreement, equal or exceed 20% of Sprint voting power, and the ownership and voting power of FT, DT and such subsidiaries could decline below 20% and subsequently increase up to an amount less than 33 1/3%, in each case without the need for a further stockholder vote to retain full voting rights with respect to all of their shares. If the Control Share Acquisitions Plan is approved, FT, DT and such subsidiaries could transfer their shares to another person without triggering the application of the Control Share Acquisitions Statute so long as such acquisition did not cause the acquiror's aggregate voting power to equal or exceed 33 1/3%.

  The Control Share Acquisitions Statute gives Sprint, within certain time limitations, various redemption rights if there is a stockholder vote as to the grant of voting rights and such grant is not approved, or if an acquiring person statement is not delivered to Sprint within 10 days following a Control Share Acquisition. Accordingly, FT and DT have delivered to Sprint the Acquiring Person Statement, a copy of which is attached as Exhibit F to this Proxy Statement, pursuant to Section 17-1291 of the Control Share Acquisitions Statute, stating their proposal to make a Control Share Acquisition of Sprint voting securities. The Control Share Acquisitions Statute required FT and DT and any Qualified Subsidiary named in the Acquiring Person Statement to set forth in the Acquiring Person Statement (i) their identities and those of each other member of any group of which they are a part for purposes of determining control shares, (ii) a statement that the Acquiring Person Statement is being given pursuant to the Control Share Acquisitions Statute, (iii) the number of shares of Sprint owned, directly or indirectly, by FT and DT and each other member of their group, (iv) the range of voting power under which the Control Share Acquisition falls or would fall if consummated, (v) a description in reasonable detail of the terms of the proposed Control Share Acquisition, and
(vi) representations of FT and DT, together with a statement in reasonable detail of the facts upon which they are based, that the proposed Control Share Acquisition, if consummated, will not be contrary to law, and that FT, DT and their respective Qualified Subsidiaries named in the Acquiring Person Statement have the financial capacity to make the proposed Control Share Acquisition. Sprint, its directors, officers and affiliates expressly disclaim any responsibility for, and make no representation as to, the completeness or accuracy of the information set forth in the Acquiring Person Statement.

  Under the Control Share Acquisitions Statute, the votes necessary to authorize the voting rights of any Control Shares of Sprint are the affirmative vote of (i) a majority of the outstanding shares of Sprint voting securities, and (ii) a majority of the outstanding shares of Sprint voting securities, excluding any shares (defined as "interested shares" by the Control Share Acquisitions Statute) of Sprint voting securities held by (x) the person or members of the group that makes or proposes to make the Control Share Acquisition; (y) officers of Sprint and (z) employees of Sprint who are also directors of Sprint. Each of FT and DT has represented and warranted in the Investment Agreement that neither it nor any of its affiliates beneficially owns any shares of capital stock of Sprint. In addition, each of FT and DT has agreed in the Standstill Agreement not to acquire any Sprint voting securities prior to the earlier of the Investment Completion Date or the Section 3(b)(v) Conversion Date other than as a result of purchases from Sprint pursuant to the Investment Agreement. Sprint's directors who are also employees and its officers owned in the aggregate no more than 760,000 shares as of the Record Date. These shares, representing approximately 0.22% of the shares of Sprint Voting Stock outstanding on the Record Date, are "interested shares" for purposes of the Control Share Acquisitions Statute. None of the outstanding shares of Sprint's capital stock are entitled to vote as a separate class on the Control Share Acquisition.

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

  The Control Share Acquisitions Statute provides that if voting rights are accorded to Control Shares which result in the Control Share Acquiring Person having a majority voting power, then minority stockholders will have dissenters' rights. Because the Control Shares to be acquired by FT and DT will not account for a majority of Sprint voting power, no appraisal or dissenters' rights will be available with respect to the Control Share Acquisition.

  THE SPRINT BOARD HAS UNANIMOUSLY APPROVED THE CONTROL SHARE ACQUISITIONS PLAN OF FT AND DT AND CERTAIN OF THEIR QUALIFIED SUBSIDIARIES AND RECOMMENDS THAT IN ACCORDANCE WITH SECTION 17-1294 OF THE CONTROL SHARE ACQUISITIONS STATUTE AS SET FORTH IN PROPOSAL NO. 3, SPRINT STOCKHOLDERS APPROVE THE CONTROL SHARE ACQUISITIONS PLAN FOR PURPOSES OF THE CONTROL SHARE ACQUISITIONS STATUTE AND ACCORD THE SHARES DESCRIBED IN SUCH PLAN THE FULL VOTING RIGHTS THAT SUCH SHARES WOULD BE ENTITLED TO EXERCISE PURSUANT TO THE ARTICLES OF INCORPORATION AS AMENDED BY THE CHARTER AMENDMENTS, NOTWITHSTANDING THE LIMITATIONS IMPOSED UNDER THE CONTROL SHARE ACQUISITIONS STATUTE.

                               THE JOINT VENTURE

IN GENERAL

  As described above under "Investment Proposals--Background of and Reasons for Investment Proposals," the Investment Transactions are one part of a proposed strategic alliance among Sprint, FT, DT and Atlas. In addition to the Investment Transactions, Sprint, Sprint Sub, FT and DT have entered into the Joint Venture Agreement to form the Joint Venture for the purpose of providing global telecommunications services to corporate, consumer and "carrier's carrier" (the furnishing of global transport and related services to other carriers of telecommunications services) markets. Subject to the receipt of all necessary governmental approvals, FT and DT are required to cause Atlas to execute the Joint Venture Agreement once Atlas has been formed. Although the approval of Sprint stockholders is not required in order for Sprint to enter into the Joint Venture Transactions and such approval is not being sought, the First Closing under the Investment Agreement is conditioned on the occurrence of the Venture Closing, and the Venture Closing is conditioned on the occurrence of the First Closing under the Investment Agreement.

  Sprint has agreed to (i) ensure that Sprint Sub and its personnel are as fully committed to the success of the Joint Venture as is Sprint, (ii) devote sufficient resources to Sprint Sub and any other subsidiary of Sprint which may in the future hold Venture Interests so that they can comply fully with their respective obligations under the Joint Venture Agreement and the Related Joint Venture Documents and (iii) cause Sprint Sub and each such other subsidiary to fulfill its obligations under the Joint Venture Agreement and the Related Joint Venture Documents. FT and DT have each agreed to (i) ensure that Atlas and its personnel are as fully committed to the success of the Joint Venture as are FT and DT, (ii) devote sufficient resources to Atlas and any other subsidiary of FT or DT which may in the future hold Venture Interests so that they can comply with their respective obligations under the Joint Venture Agreement and certain of their obligations under the Related Joint Venture Documents and (iii) cause Atlas and each such other subsidiary to fulfill their respective obligations under the Joint Venture Agreement and certain of their obligations under the Related Joint Venture Documents.

  Certain terms of the Joint Venture Agreement and the Related Joint Venture Documents are summarized below. A copy of the Joint Venture Agreement has been filed as an exhibit to Sprint's Quarterly Report on Form 10-Q for the quarter ending June 30, 1995. The terms of the Joint Venture Agreement and the Related Joint Venture Documents can be modified (including to provide for one or more additional participants in the Joint Venture) by agreement of the Joint Venture Parties. Such modification would not require the consent of Sprint stockholders, and Sprint does not anticipate that it would solicit such consent.

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BUSINESS OF THE JOINT VENTURE

  The Joint Venture Parties have agreed to form the Joint Venture to be the principal embodiment and global reference point of their international telecommunications activities. The long-term objective of Sprint, Sprint Sub, FT, DT and Atlas is for the Joint Venture to provide a full range of telecommunications services on a global basis. However, the Joint Venture Business initially will consist of the provision of (i) international data, voice and video business services for multinational companies and business customers; (ii) international services for consumers, initially based on card services for travelers; and (iii) a "carrier's carrier" business which will provide certain transport services for Sprint, FT, DT and Atlas and other carriers. In addition, the Joint Venture may offer telecommunications equipment and make investments in National Operations (as defined below under "--Other Activities of the Joint Venture Parties and the Joint Venture--Noncompetition") and Public Telephone Operators (as so defined). FT, DT and their subsidiaries (other than Atlas and its subsidiaries) will be exclusive distributors of the Joint Venture Services in France and Germany, and Sprint and its subsidiaries will be the exclusive distributors of such services in the United States. The Joint Venture will also be a non-exclusive sales representative for the Joint Venture Parties' calling cards and collect calling services, switched and dedicated transit carrier services, certain corporate voice services and international private line services. The Joint Venture will not provide local telephone services, wireless services or non-telecom information technology services.

  To the extent permitted by law, the Joint Venture Business may be expanded or otherwise altered within the scope of the international telecommunications services business over time. Any determination to expand the Joint Venture Business would depend on a number of factors, which could include developments in the telecommunications industry and the technology employed in and available to the telecommunications industry, legal and regulatory considerations and other business factors. The Joint Venture will operate in a highly competitive and regulated environment, and there is no assurance that the Joint Venture will achieve the current objectives of Sprint or that the Joint Venture Business will not materially change.

JOINT VENTURE STRUCTURE

  The Joint Venture Services will be distributed in Europe (other than France and Germany) by a group of JV Entities and in the rest of the world (other than Europe and the United States) by a separate group of JV Entities. In addition to the Regional Operating Groups, the Joint Venture Parties may form an additional group of JV Entities, which will own and operate the Global Backbone Network over which the Joint Venture Services and other traffic will be routed as agreed by the Joint Venture Parties, subject to applicable law and to existing arrangements of the Joint Venture Parties. FT, DT and their respective subsidiaries (other than Atlas and its subsidiaries) will each be exclusive distributors of the Joint Venture Services in France and Germany and Sprint will be the exclusive distributor of the Joint Venture Services in the United States. The ownership and management structure of the Joint Venture as described in this Proxy Statement is subject to change for business, tax or other reasons.

  Each JV Entity will be an entity within the ROW Group, the ROE Group or the GBN Group and will therefore be designated as a ROW Entity, ROE Entity or GBN Entity, as the case may be. One or more JV Entities within each of the ROW Group, ROE Group and GBN Group will be designated as the "parent entity" of such Group. Certain actions with respect to each Group will be taken by or require the approval of each parent entity of such Group. Each of Sprint Sub and Atlas initially will own, directly or indirectly, 50% of the outstanding voting equity of each parent entity of the ROW Group and the GBN Group following the Venture Closing. Sprint Sub and Atlas initially will own, directly or indirectly, 33 1/3% and 66 2/3%, respectively, of the outstanding voting equity of each parent entity of the ROE Group.

MANAGEMENT AND CONTROL

  In General. The Joint Venture Agreement provides for the establishment of three governing bodies. The "Global Venture Board" will have authority for establishing policies for the entire Joint Venture. See "--The

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

Global Venture Board." The "Global Venture Committee" will have such authority and responsibilities as delegated to it by the Global Venture Board and the "Global Venture Office" will have such authority and responsibilities as delegated to it by the Global Venture Board and the Global Venture Committee. See""--The Global Venture Board," "--The Global Venture Committee" and "--The Global Venture Office." In addition, certain deadlocks occurring at the governing boards of the JV Entities within each of the ROW Group, the ROE Group and the GBN Group will be referred to the Global Venture Board and the Global Venture Committee. See "--Dispute Resolution/Deadlock Procedures."

  The Global Venture Board. Among other things, the Global Venture Board will be responsible for establishing certain policies, strategies and standards for the conduct of the Joint Venture Business (the "Global Policies") and for monitoring (i) the compliance by the Regional Operating Groups and the GBN Group with their business plans, the Global Policies and the strategic plan of the Joint Venture (the "Global Venture Strategic Plan"), and (ii) subject to certain exceptions, the conformity of the operations related to the Joint Venture Business of FT, DT, Atlas, Sprint and Sprint Sub with the Global Venture Strategic Plan and the Global Policies. In addition, the Global Venture Board will have authority and responsibility over certain specified matters relating to the conduct of the Joint Venture Business, including (i) until the Venture Closing, planning and preparing for the formation of the Joint Venture,
(ii) final approval of each Global Venture Strategic Plan, (iii) inclusion of new participants in the Joint Venture, (iv) formation of certain JV Entities,
(v) subject to certain limitations, determining the timing of and manner in which new international telecommunications services will be provided by the Joint Venture, (vi) adopting marketing, business development, accounting, employee compensation and other principles for the Joint Venture, (vii) resolving deadlocks relating to the conduct of the business of the Joint Venture, (viii) approval of any investment by a JV Entity in a National Operation or Public Telephone Operator, (ix) approval of any agreement between a JV Entity and a National Operation or Public Telephone Operator pursuant to which such National Operation or Public Telephone Operator becomes affiliated with the Joint Venture, (x) selection of certified public accountants for the JV Entities and (xi) any other matters assigned to the Global Venture Board pursuant to the Joint Venture Agreement or any Related Joint Venture Document.

  With the exception of its authority and responsibility over certain specified matters, the purpose of the Global Venture Board will be to establish and resolve matters of policy and not the management of the JV Entities, which management will be effected by the governing boards and the management of each JV Entity in accordance with the Global Policies and the business plans of such JV Entities.

  The Global Venture Board will have three voting members, and each of Sprint, FT and DT will appoint one such member. Except in certain situations described below, the presence of each voting member is required to constitute a quorum for the transaction of any business by the Global Venture Board, and no action may be taken by the Global Venture Board without the affirmative vote of all of the voting members of the Global Venture Board present at a duly constituted meeting. See "--Effect of Change of Control" and "--Dispute Resolution/Deadlock Procedures."

  The Global Venture Committee. The Global Venture Committee will consist of six voting members, two of which will be designated by each of the voting members on the Global Venture Board. The chief executive officer of the ROW Group and the two co-chief executive officers of Atlas will be nonvoting members of the Global Venture Committee. Except in certain situations described below, the presence of each voting member is required to constitute a quorum for the transaction of any business by the Global Venture Committee, and no action may be taken by the Global Venture Committee without the affirmative vote of all of the voting members present at a duly constituted meeting. See "--Effect of Change of Control" and "--Dispute Resolution/Deadlock Procedures."

  The Global Venture Committee will have such authority and responsibilities as may be delegated to it by the Global Venture Board. The Global Venture Board may not delegate to the Global Venture Committee its authority and responsibilities with respect to final approval of the Global Venture Strategic Plan and inclusion of new participants in the Joint Venture.

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

  The Global Venture Office. The Global Venture Office will consist of three voting members, which will be the chief executive officer of the ROW Group and the two co-chief executive officers of Atlas. Except in certain situations described below, the presence of each voting member is required to constitute a quorum for the transaction of any business by the Global Venture Office, and no action may be taken by the Global Venture Office without the affirmative vote of all of the voting members present at a duly constituted meeting. See "-- Effect of Change of Control" and "--Dispute Resolution/Deadlock Procedures."

  The Global Venture Office will have such authority and responsibilities as may be delegated to it by the Global Venture Board or the Global Venture Committee. The Global Venture Board may not delegate to the Global Venture Office its authority and responsibilities with respect to final approval of the Global Venture Strategic Plan, inclusion of new participants in the Joint Venture, determining the timing of and manner in which international telecommunications services will be provided by the Joint Venture, adopting the Global Policies or approval of any agreement between a JV Entity and a National Operation or Public Telephone Operator pursuant to which such National Operation or Public Telephone Operator becomes affiliated with the Joint Venture. The Global Venture Committee may not delegate to the Global Venture Office any authority and responsibilities delegated to the Global Venture Committee by the Global Venture Board with respect to determining the timing of and manner in which international telecommunications services will be provided by the Joint Venture, adopting the Global Policies or approval of any agreement between a JV Entity and a National Operation or Public Telephone Operator pursuant to which such National Operation or Public Telephone Operator becomes affiliated with the Joint Venture.

  Performance of Certain Functions. The Joint Venture Parties have allocated to the ROW Group and the ROE Group responsibilities with respect to certain "global functions." Product management and marketing (consumer customers), strategic planning, information technology and platforms, network operations and service centers, human resources, legal and regulatory and communications/public relations have been allocated to the ROW Group, and product management and marketing (business and carrier customers), network planning, finance and global account management have been allocated to the ROE Group. For each global function, the responsibility for regional implementation in the territory of the ROE Group will be allocated to the ROE Group and in the territory of the ROW Group will be allocated to the ROW Group. Atlas will perform the global functions and certain specified regional functions allocated to the ROE Group pursuant to an agreement between Atlas and the ROE Group (the "Atlas/ROE Services Agreement") to be entered into on or prior to the date of the Venture Closing.

  Governing Boards of the Regional Operating Groups and the GBN Group. To the extent permitted by the applicable law of the jurisdiction in which each JV Entity is organized, the governing boards of each ROW Entity and each GBN Entity will have four voting members and two nonvoting members. Sprint Sub will have the right to elect two voting members of the governing boards of each ROW Entity and each GBN Entity, and Atlas will have the right to elect two voting and two nonvoting members of each of the governing boards of such entities. The governing board of each ROE Entity will have six voting members. Sprint Sub will have the right to elect two of such voting members and Atlas will have the right to elect or direct the election of four of such voting members. Certain members of the governing boards of the ROW Entities, the GBN Entities and the ROE Entities will be the same persons.

  Except in certain situations discussed below (see "--Effect of Change of Control" and "--Dispute Resolution/Deadlock Procedures"), the presence of at least one voting member elected by each of Sprint Sub and Atlas is required to constitute a quorum for the transaction of any business by the governing boards of each of the ROW Entities, the ROE Entities and the GBN Entities. In general, the affirmative vote of at least a majority of the voting members of the governing board of each ROW Entity, ROE Entity and GBN Entity is required for such entity to take action. However, subject to certain exceptions, the following actions require unanimous approval on the part of the governing boards of the parent entities of each of the respective Groups:

    (i) final approval of a business plan with respect to the ROW Group, the ROE Group or the GBN Group;


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

    (ii) approval of certain transactions with a value above certain thresholds between any ROW Entity, ROE Entity or GBN Entity, on the one hand, and Sprint, FT, DT or Atlas or any of their respective affiliates, on the other;

    (iii) changes in share capitalization of any ROW Entity, ROE Entity or GBN Entity or any subsidiary of any such entity;

    (iv) admission to any ROW Entity, ROE Entity or GBN Entity of any person other than the Joint Venture Parties or certain of their subsidiaries or, except as specifically provided in the Joint Venture Agreement or the constituent documents of such entity or any shareholders agreement applicable to such entity, the issuance of any equity interest in such entity;

    (v) any amendment to the constituent documents of any ROW Entity, ROE Entity or GBN Entity;

    (vi) material decisions regarding technology or network architecture that would have a material effect on the ability of the JV Entities to provide seamless global telecommunication services in accordance with the terms of the Joint Venture Agreement and the Related Joint Venture Documents;

    (vii) formation of any ROW Entity, ROE Entity or GBN Entity unless otherwise permitted by the constituent documents of such entity or any shareholders agreement applicable to such entity;

    (viii) subject to certain exceptions, voluntary dissolution or winding-up of any ROW Entity, ROE Entity or GBN Entity or any subsidiary of any such entity, or voluntary initiation by and with respect to any such entity or any subsidiary of such entity of bankruptcy or similar proceedings;

    (ix) subject to certain exceptions, the declaration or payment of any dividend or other distribution by any ROW Entity, ROE Entity or GBN Entity or the redemption, retirement, purchase or other acquisition of any equity interests in any such entity;

    (x) any amendment to any Related Joint Venture Document to which any ROW Entity, ROE Entity or GBN Entity is a party;

    (xi) subject to certain exceptions, approval of the terms and conditions of any agreement pursuant to which an entity formed to conduct a NAFTA Plan Action, a ROE Plan Action or a GBN Special Matter (each as defined in "-- Plan Actions and GBN Special Matters"), or a National Operation or a Public Telephone Operator becomes affiliated with the Joint Venture and to which any ROW Entity, ROE Entity or GBN Entity is a party, and any material amendment of the terms and conditions of such an agreement; and

    (xii) any action described in any Related Joint Venture Document or other agreement relating to the Joint Venture to which a ROW Entity, ROE Entity or GBN Entity is a party which expressly requires such action to be approved by unanimous action of the governing board of such entity.

  In addition to the foregoing, unanimous approval of the governing board of each parent entity of the ROW Group (the "ROW Board") or the governing board of each parent entity of the ROE Group (the "ROE Board"), as the case may be, is required for an investment by any ROW Entity or ROE Entity in a National Operation or a Public Telephone Operator, and the ROW Board must unanimously approve the terms and conditions of any management agreement with Sprint or any of its affiliates pursuant to which one or more ROW Entities agree to manage any international telecommunications business of Sprint or its affiliates not transferred to a JV Entity.

  Increased Control Over the Joint Venture by the Sprint Parties or the FT/DT Parties. In situations described in "Investment Agreement and Related Investment Documents--Change of Control Provisions--Effect of Change of Control on the Joint Venture, Special Rights of FT and DT, Transfer Restrictions and

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

Standstill Provisions," "Investment Agreement and Related Investment Documents--Equity Purchase Rights--Major Competitors," "--Effect of Change of Control," "--Effect of Acquisition by a Major Competitor--Acquisition of Interest in Sprint by a Major Competitor of FT/DT," "--Acquisition of Interest in Atlas by a Major Competitor of Sprint" and "--Initial Contributions; Additional Capital Contributions," or upon the occurrence of a Funding Default (as defined in "--Initial Contributions; Additional Capital Contributions") or a Non-Funding Default or an Event of Bankruptcy (each as defined in "-- Termination of the Joint Venture--Events of Termination"), either the Sprint Parties or the FT/DT Parties, as the case may be, will obtain rights to greater control over the Joint Venture and such greater control will include the right to elect a majority of the members of each of the Global Venture Board, the Global Venture Committee, the Global Venture Office and the governing board of each parent entity of each Regional Operating Group and the GBN Group. Certain limited protection will be provided to the parties which do not have such increased control in that certain actions may only be taken during the time such increased control is in effect by a unanimous vote of the Global Venture Board, the Global Venture Committee, the Global Venture Office or the applicable governing board, as the case may be.

EFFECT OF CHANGE OF CONTROL

  As discussed above, upon the occurrence of a Change of Control, the FT/DT Parties will obtain rights which will give them greater control over the Joint Venture. See "--Management and Control--Increased Control Over the Joint Venture by the Sprint Parties or the FT/DT Parties." Following a Change of Control, the Sprint Parties may at any time, by written notice to the FT/DT Parties, offer to sell to them all, but not less than all, of the Venture Interests of the Sprint Parties for cash at the Appraised Value of such Venture Interests. For purposes of the Joint Venture Agreement the "Appraised Value" of a business or the interest of a person in a business means the total amount in U.S. dollars which a willing buyer would pay to a willing seller for such business or interest, taking into account assumed liabilities, determined as a whole (and, in the case of a business, as a going concern) in an arms' length negotiated transaction without undue time constraints, as determined by an investment banking firm of international standing. If the FT/DT Parties do not accept such offer within 90 days, the FT/DT Parties will lose the rights which give them greater control over the Joint Venture. In addition, during the two-year period commencing on the fifth anniversary of the occurrence of a Change of Control, the Sprint Parties will have the right to require the FT/DT Parties to purchase all, but not less than all, of the Venture Interests owned by the Sprint Parties for cash at the Appraised Value of such interests.

EFFECT OF ACQUISITION BY A MAJOR COMPETITOR

  Acquisition of Interest in Sprint by a Major Competitor of FT/DT. For ten years after the Venture Closing, if Sprint undertakes a Strategic Merger which results in a Major Competitor of FT/DT holding 20% or more of Sprint voting power and such Major Competitor has been granted rights by Sprint equivalent or superior to FT's and DT's Minority Rights, then for a period of five years following the date of closing of such transaction, FT, DT and Atlas will obtain rights which will give them greater control over the Joint Venture. See "-- Management and Control--Increased Control Over the Joint Venture by the Sprint Parties or the FT/DT Parties." During the sixty day period following the fifth anniversary of the date of the closing of such transaction, the FT/DT Parties may transfer all, but not less than all, of their Venture Interests free of certain of the restrictions on the transfer of such interests which would otherwise be applicable. See "--Transfer of Venture Interests."

  Sale of Assets by Atlas to a Major Competitor of Sprint. If within five years after the Venture Closing Atlas sells all or a substantial part of its telecommunications assets used to provide services to the Joint Venture to a Major Competitor of Sprint, then for a period of five years following the date of closing of such transaction, the Sprint Parties will obtain rights which will give them greater control over the Joint Venture. See "--Management and Control--Increased Control Over the Joint Venture by the Sprint Parties or the FT/DT Parties." During the sixty day period following the fifth anniversary of the date of the closing of

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

such transaction, the Sprint Parties may transfer all, but not less than all, of their Venture Interests free of certain of the restrictions on the transfer of such interests which would otherwise be applicable. See""--Transfer of Venture Interests."

 Sale of Interests in FT or DT to Major Competitors of Sprint.

  If and when FT is not subject to French government direction as to the issuance and sale of its voting stock, FT will not, for a period of ten years after the Venture Closing, knowingly issue or sell voting securities to a Major Competitor of Sprint that would result in such Major Competitor owning 10% or more of FT's voting securities. DT will not for a period of ten years after the Venture Closing, unless requested to do so by the German government at a time when the German government controls DT, knowingly issue or sell any of its voting securities to a Major Competitor of Sprint that owns, or that would as a result of such issuance or sale own, 10% or more of the voting securities of DT. France and Germany may, however, sell shares of voting stock of FT or DT, as the case may be, held by it to purchasers of its choosing, including to Major Competitors of Sprint.

BUSINESS PLANS

  The Joint Venture Agreement requires each of the Regional Operating Groups and the GBN Group to prepare an annual business plan each year. Subject to certain exceptions, if a deadlock at a governing board with respect to a portion of a proposed business plan results in the failure to adopt a business plan before the beginning of the fiscal year to which such business plan relates, the portion of the then most recent business plan for such Regional Operating Group or the GBN Group that relates to the same subject matter to which such deadlock relates will apply and otherwise such proposed business plan will be implemented as agreed upon. See--"Dispute Resolution/Deadlock Procedures."

  If no funding commitment has been made with respect to a fiscal year as to which a business plan has not been agreed upon, and a deadlock arises due to a failure of the governing board of the relevant JV Entity to approve a proposed funding commitment, then the funding commitments contained in the business plan for such Regional Operating Group or the GBN Group for the prior fiscal year will apply to such fiscal year. In addition, if such deadlock is a Special Deadlock Matter (as defined in "--Dispute Resolution/Deadlock Procedures"), and each of the shareholders of the relevant JV Entity gives written notification to the governing board of such JV Entity of its binding commitment to extend its funding commitment for the prior fiscal year until the end of the next succeeding fiscal year, such funding commitment will be so extended.

GLOBAL BACKBONE NETWORK

  The Joint Venture Services and other traffic will be progressively routed over the Global Backbone Network to the extent appropriate and as agreed by the Joint Venture Parties in light of the regulatory environment and existing commercial arrangements to which any of them is a party. Until such time as the Joint Venture Parties agree that such activities are to be conducted by the GBN Group, certain or all operational aspects of the business of the Global Backbone Network will be conducted by the ROW Group and the ROE Group.

INITIAL CONTRIBUTIONS; ADDITIONAL CAPITAL CONTRIBUTIONS

  At the Venture Closing, each of the Joint Venture Parties will, and will cause its affiliates to, contribute or otherwise make available to the JV Entities certain specified assets presently used in the telecommunications businesses of Sprint, FT, DT and Atlas conducted outside of the United States, France and Germany (such contributed assets collectively are referred to as the "Contributed Assets"). Sprint's contributions to the JV Entities will consist of all of its non-U.S. subsidiaries which conduct the international telecommunications services business of Sprint and certain U.S. subsidiaries of Sprint with foreign branches which conduct such business. Sprint will also contribute customer contracts related to its international

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


telecommunications services business outside the United States and certain intellectual property used by Sprint to conduct such business. A portion of Sprint's contribution will consist of the provision of access to certain assets and systems to the JV Entities. Subject to possible adjustment, the Joint Venture Parties have agreed in the Joint Venture Agreement that the value of the assets presently intended to be contributed initially by Sprint to the Joint Venture is approximately $600 million. The assets to be contributed initially to the Joint Venture by Sprint could change due to business, tax or other reasons. It is expected that the only significant amounts of cash which Sprint will contribute initially to the JV Entities will consist of the cash of those subsidiaries of Sprint which are contributed to the JV Entities, which is currently anticipated will not exceed $50 million. In connection with these initial contributions, the JV Entities will assume certain liabilities associated with the Contributed Assets.

  An agreement with respect to the assets to be contributed to the Joint Venture (the "Master Transfer Agreement") will contain a mechanism to balance the respective contributions of the Joint Venture Parties with the intended respective ownership interests of the Joint Venture Parties in the JV Entities. If any adjustment is necessary, the adjustment must be paid in cash by the Joint Venture Party or Parties whose asset contributions have an agreed value which is less than the intended ownership interests of such Joint Venture Party or Parties in such JV Entity, except in certain circumstances where such adjustment will be made by delivery by FT and DT to the Joint Venture of interest-bearing notes, the issuance by the Joint Venture to Sprint of preferred equity interests, the transfer by Sprint to the Joint Venture of liabilities or any combination of the foregoing. Profits and losses associated with the operations of the JV Entities will be apportioned between the Sprint Parties and the FT/DT Parties in accordance with their respective ownership interests.

  Sprint has agreed that on the date of the Venture Closing it will, and it will cause its affiliates to, transfer any and all Venture Interests received by it or its affiliates in exchange for the Contributed Assets to Sprint Sub. Similarly, FT and DT also have agreed that on the date of the Venture Closing they will, and will cause their affiliates to, transfer any and all Venture Interests received by them or their affiliates in exchange for the Contributed Assets to Atlas. Although FT and DT have indicated that they intend to hold their Venture Interests through Atlas, the Joint Venture Agreement permits FT and DT, subject to certain restrictions, to hold their Venture Interests themselves or through subsidiaries other than Atlas meeting certain qualifications. Likewise, while Sprint has indicated that it intends to hold its Venture Interests through Sprint Sub, the Joint Venture Agreement permits Sprint, subject to certain restrictions, to hold its Venture Interests itself or through subsidiaries other than Sprint Sub meeting certain qualifications.

  Following the Venture Closing, and except with respect to actions relating to initiatives undertaken independently by a Joint Venture Party in accordance with the procedures for NAFTA Plan Actions, ROE Plan Actions and GBN Special Matters (see "--Plan Actions and GBN Special Matters"), the governing board of any JV Entity may require each shareholder of such entity to make additional capital contributions to such JV Entity in such amounts and at such times as set forth in the business plan of such JV Entity (an "Additional Capital Call"). While there is no limit on the amount of additional capital contributions which may be included in the business plan of a JV Entity, each business plan must be approved by Sprint Sub and each other shareholder of such JV Entity (see "--Business Plans"). If any shareholder of a JV Entity (the "Defaulting Shareholder") fails to make its additional capital contribution within the required period (a "Funding Breach"), and fails to cure such Funding Breach within 30 days, then a funding default ("Funding Default") shall have occurred. The non-defaulting shareholder (the "Non-Defaulting Shareholder"), in addition to its other contractual remedies, during the 90 days following such Funding Breach will have the right to contribute the defaulted amount to such JV Entity and/or obtain rights which will give it greater control over the Joint Venture (see "--Management and Control--Increased Control Over the Joint Venture by the Sprint Parties or the FT/DT Parties"). During a subsequent cure period, the Defaulting Shareholder will have the option to cure its Funding Default.

  If the Non-Defaulting Shareholder elects to contribute the defaulted amount, or the Defaulting Shareholder does not elect to cure its breach, the aggregate capital contributions made by each of the Sprint

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

Parties and the FT/DT Parties will no longer be in the same proportion as the original ownership interests of the Sprint Parties and the FT/DT Parties in such JV Entity. The shareholders of each JV Entity will agree upon a procedure by which any distributions paid by such JV Entity and any capital contributions made to such JV Entity at any time when the aggregate capital contributions made by each of the Sprint Parties and the FT/DT Parties are not in the same proportion as the relative ownership interests in such JV Entity will be adjusted. The adjustment will not affect the Joint Venture Parties' respective governance rights. The Non-Defaulting Shareholder may, however, obtain rights which will give it greater control over the Joint Venture.

OTHER ACTIVITIES OF THE JOINT VENTURE PARTIES AND THE JOINT VENTURE

  Noncompetition. Each of the Joint Venture Parties has agreed to be bound, for the duration of the existence of the Joint Venture, by the terms of certain noncompetition provisions contained in the Joint Venture Agreement. Subject to several exceptions, no Joint Venture Party or any of its affiliates (except for certain affiliates as discussed in the following section) may either directly or indirectly offer, produce, provide, sell, promote, distribute or market any Competing Services or invest in any person that offers Competing Services. "Competing Services" includes (i) consumer services, including travel card services, offshore specialized voice services and selected data and enhanced platform services, (ii) "carrier's carrier" services, including carrier hubbing services, reseller services and service bureau services, (iii) corporate services, including corporate voice services, data services, dedicated services, custom network solutions and platform based enhanced services, (iv) any new international telecommunications services which the Global Venture Board determines that the Joint Venture should offer, (v) any services within the scope of the international telecommunications services business offered pursuant to a NAFTA Plan Action in the NAFTA Countries or a ROE Plan Action in the territory of the ROE Group, and (vi) any services substantially similar to, or substitutable for or competing with, the foregoing services. In addition, with certain exceptions, no senior officer of FT, DT and Sprint will be permitted to be involved in the management of Major Competitors of Sprint, in the case of FT, DT or Atlas, or Major Competitors of FT/DT, in the case of Sprint or Sprint Sub. Subject to certain exceptions, no Joint Venture Party or any of its affiliates may offer national long distance services in competition with certain National Operations or Public Telephone Operators which are affiliated with the Joint Venture ("Competing LD Services"); invest in any person (other than a Public Telephone Operator) that offers Competing LD Services; invest in any National Operation that has an alliance with a major competitor of the Joint Venture; or invest in any National Operation or Public Telephone Operator if a competitor of the Joint Venture is a material participant (a person that generally has a greater than 20% holding in an entity that has voting securities held by at least 500 shareholders or a greater than 10% holding in an entity with fewer than 500 shareholders) in such National Operation or Public Telephone Operator at the time of investment. A Joint Venture Party and its affiliates may separately invest in any other National Operation after first offering to the Joint Venture the opportunity to invest in such National Operation, and may, after consulting with the Joint Venture, separately invest in any Public Telephone Operator after determining in its sole discretion whether to offer to the Joint Venture or to any other Joint Venture Party the opportunity to participate in such investment. Any Joint Venture Party investing in a National Operation or Public Telephone Operator is obligated to use commercially reasonable efforts to cause such National Operation or Public Telephone Operator to become affiliated with the Joint Venture. Whether or not a National Operation or Public Telephone Operator becomes affiliated with the Joint Venture, the investment in such National Operation or Public Telephone Operator will be held by the investing Joint Venture Party in an entity outside of the Joint Venture; such investment will have no effect on the governance or financial structure of the Joint Venture. As defined in the Joint Venture Agreement, a "National Operation" is any entity or group of entities engaged primarily in providing national long distance services, irrespective of the technology used in providing such services, and a "Public Telephone Operator" is an entity providing national telecommunications services which is or has been in the past at least 90% owned by any governmental authority.

  Subject to certain exceptions, if an affiliate of a Joint Venture Party in which such Joint Venture Party has an equity interest representing 20% or more (but not more than 50%) of the aggregate voting power (i)

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offers Competing Services or Competing LD Services or (ii) invests in any person that offers Competing Services or Competing LD Services, the representatives unrelated to such Joint Venture Party on the Global Venture Board may require such Joint Venture Party to use commercially reasonable efforts to cause such affiliate to transfer to the Joint Venture the assets used to offer such Competing Services or Competing LD Services or to sell to the Joint Venture such Joint Venture Party's equity interest in such affiliate.

  Noncompetition Exceptions. The noncompetition provisions will not prohibit certain activities by the Joint Venture Parties, including (i) actions taken to comply with applicable law, (ii) certain new investments in entities which compete with the Joint Venture below certain revenue thresholds and the continued holding of interests in entities which begin to compete with the Joint Venture as a result of an expansion of an existing activity of such entity or of the Joint Venture (subject in certain situations to a requirement that the Joint Venture Party transfer the business which competes with the Joint Venture to the Joint Venture or otherwise divest such interest), (iii) continued ownership in specified "excluded businesses", (iv) conducting certain specified "non-exclusive" businesses, (v) the offer of certain de minimis services which compete with the Joint Venture, (vi) any and all activities relating to bilateral correspondent relationships and bilateral facilities to the extent not inconsistent with the Services Agreement relating to the provision of certain route planning, traffic coordination and carrier relations functions to FT, DT and Sprint, (vii) the ownership of not more than 5% of the securities of a publicly owned entity which competes with the Joint Venture,
(viii) ownership in an investment fund or plan investing on behalf of employees of the Joint Venture Parties, (ix) continued ownership of assets to be transferred to the Joint Venture at a later date, (x) Franco-German traffic carried out by FT, DT or their subsidiaries, (xi) distribution of Joint Venture Services by a Joint Venture Party in its home country, (xii) the offer by a Joint Venture Party of "Principal Products" (see "--Services Agreements--Scope of Services"), (xiii) continued ownership by a Joint Venture Party of an interest in an entity which is spun off from one of the Joint Venture Parties and is not controlled by such party and (xiv) certain other limited activities in connection with the conduct of specified businesses of FT, DT and Sprint. In addition, the noncompetition provisions provide that unsolicited requests by customers for services provided by the Joint Venture will be fulfilled by the Joint Venture Parties instead of by the Joint Venture, subject to certain procedures.

TRANSFER OF VENTURE INTERESTS

  A Joint Venture Party generally is not permitted, subject to certain limited exceptions, to transfer any Venture Interests (i) for a period of ten years following the Venture Closing without first obtaining the consent of the other Joint Venture Parties, (ii) when it has committed and there continues to exist a Funding Default or a Non-Funding Default (as defined in "--Termination of the Joint Venture--Events of Termination"), or (iii) to any Major Competitor of Sprint, in the case of a transfer of Venture Interests by the FT/DT Parties, or to any Major Competitor of FT/DT, in the case of a transfer of Venture Interests by the Sprint Parties (see also "--Effect of Acquisition by a Major Competitor"). Subject to certain limited exceptions, all transfers not prohibited by the preceding sentence must be effected in compliance with certain right of first refusal procedures.

  Notwithstanding the foregoing, the Sprint Parties or the FT/DT Parties may transfer all, but not less than all, of their Venture Interests in one or more Regional Operating Groups or the GBN Group to a subsidiary of such Joint Venture Party meeting certain qualifications or to one or more wholly owned subsidiaries of such a subsidiary. The Sprint Parties may transfer such Venture Interests to Sprint or one or more of its wholly owned subsidiaries. The FT/DT Parties may transfer their Venture Interests to FT, DT or one or more wholly owned subsidiaries of FT or DT. In addition, transfers of Venture Interests which are contemplated by the Joint Venture Agreement in certain circumstances are permitted (such as pursuant to the buy-sell arrangements applicable in certain circumstances upon a termination of the Joint Venture). See "--Effect of Acquisition by a Major Competitor."


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DISPUTE RESOLUTION/DEADLOCK PROCEDURES

  In certain situations, the respective governing boards of the JV Entities may be unable to reach agreement by the requisite vote on a matter (a "Deadlock") (see "--Management and Control"). Deadlocks occurring at a governing board of a JV Entity may be referred to the Global Venture Committee for resolution. Deadlocks occurring at the Global Venture Office may also be referred to the Global Venture Committee for resolution. Deadlocks occurring at or considered by the Global Venture Committee will be reconsidered at one or more subsequent meetings of the Global Venture Committee and, if still unable to be resolved within a specified time period, will be automatically and immediately referred to the Global Venture Board for resolution.

  If a Deadlock occurs at the Global Venture Board with respect to any agenda item originally considered by the Global Venture Board, such Deadlock will be reconsidered at one or more subsequent meetings of the Global Venture Board. If a Deadlock considered by the Global Venture Board cannot be resolved by the Global Venture Board within the relevant time period specified for the resolution of a Deadlock of such type, and such Deadlock relates to approval by the Global Venture Board of the Global Venture Strategic Plan, approval by the ROW Board of the business plan of the ROW Group, approval by the ROE Board of the business plan of the ROE Group, or, following the third anniversary of the Venture Closing, appointment or removal of the chief executive officer of the ROW Group (a "Special Deadlock Matter"), any Joint Venture Party within 180 days of the end of such period may declare an impasse (an "Impasse") unless (i) the Global Venture Board members have agreed in writing that an Impasse may not be declared with respect to such matter or (ii) prior to such declaration the Joint Venture Parties have reached agreement with respect to such matter. Following the declaration of an Impasse, the Sprint Parties or the FT/DT Parties may dissolve such Impasse by accepting the position of the other with respect to such matter. If unresolved, an Impasse can lead to the termination of the Joint Venture. However, for a period of three years commencing on the date of the Venture Closing, no failure of the Global Venture Board to resolve any deadlock relating to a Special Deadlock Matter will result in the right of any Joint Venture Party to declare an Impasse unless such Special Deadlock Matter relates to a funding commitment.

  If a Deadlock considered by the Global Venture Board cannot be resolved by the Global Venture Board within the relevant period and such Deadlock does not relate to a Special Deadlock Matter, then such Deadlock will be referred back to the entity at which it originated. If such Deadlock is referred back to the governing board of a JV Entity and such Deadlock relates to a potential GBN Special Matter, NAFTA Plan Action or ROE Plan Action such Deadlock may be declared to be a GBN Special Matter, a NAFTA Plan Action or a ROE Plan Action. See "--Plan Actions and GBN Special Matters."

  If a Deadlock occurs at the Global Venture Board and such Deadlock relates to a Special Deadlock Matter and (i) such Deadlock arose solely from the failure to adopt the Global Venture Strategic Plan because of a disagreement relating to a matter concerning Canada, Mexico or any other country in the Americas which accedes to the North American Free Trade Agreement or a substantially similar agreement (each, a "NAFTA Country"); or (ii) such Deadlock arose solely from the failure to adopt the Global Venture Strategic Plan because of a disagreement relating to a matter concerning the territory of the ROE Group, then, in the case of a Deadlock described in clause (i), any representative of the Sprint Parties on the ROW Board, or, in the case of a Deadlock described in clause (ii), any representative of the FT/DT Parties on the ROE Board, may request that such Deadlock be resolved as a potential NAFTA Plan Action or ROE Plan Action, in which event such Deadlock will be referred to the Global Venture Committee. Such Deadlock will then be resolved in accordance with the procedures provided for in the Joint Venture Agreement for the resolution of such Deadlocks.

PLAN ACTIONS AND GBN SPECIAL MATTERS

  If the Global Venture Committee and the Global Venture Board fail to resolve a Deadlock which relates to any business, strategic, capital, operating, marketing or technology plan within the scope of the international telecommunications services business relating to a NAFTA Country (a "NAFTA Plan

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Action"), a Deadlock which relates to such matters relating to the territory of the ROE Group (a "ROE Plan Action") or a Deadlock relating to the expansion of the capacity of the Global Backbone Network which requires additional investment not provided for in the most recent business plan (a "GBN Special Matter"), Sprint, with respect to a NAFTA Plan Action or a GBN Special Matter, or Atlas, with respect to a ROE Plan Action or a GBN Special Matter, may elect to carry out such activity as to which there is a Deadlock (but only for a period of two years in the case of a NAFTA Plan Action or a ROE Plan Action).

  In the case of a NAFTA Plan Action or a ROE Plan Action, such activity must be carried out through a separately held subsidiary of the party proposing such activity, if it can be accounted for separately, or otherwise through a JV Entity. If such activity is carried out through a separately held subsidiary, such subsidiary must enter into an agreement to become affiliated with the appropriate JV Entities. During a two-year period, the party opposing such activity may cause it to be purchased by the Joint Venture. In the case of a GBN Special Matter, the activity must be capable of being accounted for separately, and must be carried out through a separately held subsidiary of the party proposing such activity. Such subsidiary must enter into an agreement to become affiliated with the appropriate JV Entities. During a two-year period, the party opposing such activity may cause it to be purchased by the Joint Venture. If at the end of such two-year period a NAFTA Plan Action or a ROE Plan Action has not been purchased by the Joint Venture, it will be reconsidered by the Global Venture Board. If the Global Venture Board is unable to resolve the Deadlock with respect to such NAFTA Plan Action or ROE Plan Action, either the Sprint Parties or the FT/DT Parties may declare an Impasse, which can lead to termination of the Joint Venture. See "--Termination of the Joint Venture--Events of Termination."

TERMINATION OF THE JOINT VENTURE

  Events of Termination. The Joint Venture may be terminated in the circumstances described below. The rights and obligations of the parties upon termination will depend on the nature of the event which brought about such termination. See "--Rights of the Joint Venture Parties Upon Termination." For purposes of this section entitled "--Termination of the Joint Venture," "Party" means Sprint and Sprint Sub, on the one hand, and FT, DT and Atlas, on the other hand. Events giving rise to a right to termination include the following:

    (i) a Funding Default which is not cured within one year (see "--Initial Contributions; Additional Capital Contributions" and "--Dispute
  Resolution/Deadlock Procedures"), following which the non-defaulting Party may deliver to the other Party a notice of termination (a "Termination Notice");

    (ii) a material non-funding default by a Party under the Joint Venture Agreement, following a finding by an arbitral tribunal that such a breach has occurred and a subsequent failure by the breaching Party to cease the violative conduct or to comply in all material respects with the terms and conditions of an award of such tribunal, or certain specified breaches of the Investment Agreement or the Standstill Agreement (each of the foregoing, a "Non-Funding Default"), following which the non-defaulting Party may deliver a Termination Notice to the other Party;

    (iii) the bankruptcy of a Party or certain other events similar to an event of bankruptcy (an "Event of Bankruptcy"), following which the other Party may deliver a Termination Notice to such Party;

    (iv) any court or other governmental authority takes any action relating to the Joint Venture which imposes a Burdensome Condition on Sprint, Sprint Sub, FT, DT or Atlas, following which such Party may deliver a Termination Notice to the other Party;

    (v) any Party declares an Impasse (see "--Dispute Resolution/Deadlock Procedures") that is not dissolved in accordance with the Joint Venture Agreement, following which any Party may deliver a Termination Notice to the other Party; or

    (vi) Sprint, Sprint Sub, FT, DT and Atlas mutually agree to terminate the Joint Venture, following which any Party may deliver a Termination Notice to the other Party.


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

 Rights of the Joint Venture Parties Upon Termination.

  Termination Upon Funding Default, Non-Funding Default or Event of Bankruptcy. Subject to the following paragraph, a Party delivering a Termination Notice due to the occurrence of a Funding Default, Non-Funding Default or Event of Bankruptcy will have the option to purchase all, but not less than all, of the Venture Interests of the defaulting Party or bankrupt Party. If the Party delivering the Termination Notice elects to purchase the defaulting Party's Venture Interests after a Funding Default or a Non-Funding Default, the purchase price will be 75% of the Appraised Value of the defaulting Party's Venture Interests. If the Party delivering the Termination Notice elects to purchase the defaulting Party's Venture Interests following an Event of Bankruptcy, the purchase price will be 100% of the Appraised Value of the defaulting Party's Venture Interests.

  If the Termination Notice is due to the occurrence of a Funding Default, Non-Funding Default or Event of Bankruptcy of FT or DT (the "Defaulting FT/DT Party"), the other of FT and DT (the "Non-Defaulting FT/DT Party") will have the right to purchase all of the Venture Interests of the Defaulting FT/DT Party. If the Non-Defaulting FT/DT Party elects not to purchase the Defaulting FT/DT Party's Venture Interests, Sprint will have the right to purchase all of the Venture Interests of FT, DT and Atlas. If such right to purchase is the result of a Funding Default or a Non-Funding Default, the purchase price will be 75% of the Appraised Value of the Venture Interests of the Defaulting FT/DT Party and 100% of the Appraised Value of the Venture Interests of the Non-Defaulting FT/DT Party. If such right to purchase is the result of an Event of Bankruptcy, the purchase price will be 100% of the Appraised Value of the Venture Interests of FT, DT and Atlas.

  Termination Upon Burdensome Condition, Impasse or Mutual Consent. If a Party delivers a Termination Notice due to the occurrence of a regulatory action imposing a Burdensome Condition, an Impasse or mutual consent of the Joint Venture Parties, the Joint Venture will be terminated according to the following arrangements. The Parties will exchange sealed statements indicating whether each is willing to buy the Venture Interests of the other. If both the Sprint Parties and the FT/DT Parties indicate that they wish to buy the other's interests, then the Parties will undertake a bidding process to determine who will purchase the other's Venture Interests. If both the Sprint Parties and the FT/DT Parties indicate that they wish to sell their respective Venture Interests, then the Joint Venture Parties will engage an independent investment banking firm to advise them regarding how they can recognize maximum value for their Venture Interests. If either the Sprint Parties or the FT/DT Parties wish to sell their Venture Interests and the other wish to buy such Venture Interests, the Sprint Parties and the FT/DT Parties will negotiate in an effort to reach an agreement as to the price to be paid for such Venture Interests. If an agreement cannot be reached within 60 days, such Venture Interests will be sold at their Appraised Value.

  Transition Plan. The Joint Venture Agreement contemplates that the Joint Venture Parties will agree on a plan (the "Transition Plan") which will govern the rights and obligations of the Joint Venture Parties under the Related Joint Venture Documents following an event of termination described above. The Transition Plan is intended to ensure that the successor to the Joint Venture Business will continue to supply services to the customers of the Joint Venture without interruption. The Transition Plan will address the effect of the termination of the Joint Venture on the noncompetition provisions contained in the Joint Venture Agreement and on the Intellectual Property License Agreements and the Trademark License Agreements (each as defined in "--Intellectual Property and Trademark License Agreements--In General") and the Services Agreements (as defined in "--Services Agreements--In General").

JOINT VENTURE CLOSING CONDITIONS

  The obligations of each of Sprint, Sprint Sub, FT, DT and Atlas to effect the Venture Closing are subject to various conditions, which include the following:

    (i) the receipt of certain specified governmental approvals, including


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      (A) the waiting period under the HSR Act shall have expired or been terminated, without the imposition of a Burdensome Condition (see "Investment Proposals--Regulatory Approvals--United States Antitrust Laws");

      (B) the granting of an exemption by the relevant EU authorities of the Joint Venture Agreement and the Related Joint Venture Documents and the Joint Venture Transactions from Article 85, without the imposition of a Burdensome Condition, or a determination by each Joint Venture Party that such exemption will be granted in a reasonable time and without the imposition of a Burdensome Condition (see "Investment Proposals--Regulatory Approvals--European Union Competition Regulations");

      (C) FT shall have received the approvals of the French minister in charge of economic affairs and finance and the French minister in charge of posts and telecommunications to carry out the Joint Venture Transactions, without the imposition of a Burdensome Condition (see "Investment Proposals--Regulatory Approvals--Regulatory Approvals in France and Germany");

      (D) either (x) DT shall have received the approval of the German Cartel Office to carry out the Joint Venture Transactions, without the imposition of a Burdensome Condition, or (y) the exemption referred to in clause (B) above shall have been obtained (see "Investment Proposals--Regulatory Approvals--Regulatory Approvals in France and Germany");

      (E) an FCC Order shall have been obtained, without the imposition of a Burdensome Condition (see "Investment Proposals--Regulatory
    Approvals--United States Communications Act");

      (F) the granting of an exemption by the relevant EU authorities of the documents relating to the Atlas joint venture (the "Atlas Joint Venture Documents") and the transactions contemplated thereby (the "Atlas Transactions") from Article 85, without the imposition of a Burdensome Condition, or a determination by each Joint Venture Party that such exemption will be granted in a reasonable time without the imposition of a Burdensome Condition (see "Investment Proposals-- Regulatory Approvals--Regulatory Approvals Relating to Atlas");

      (G) the obtaining of all other material governmental approvals required to consummate the Joint Venture Transactions and the expiration of all applicable pre-consummation waiting periods;

      (H) the obtaining of certain additional specified governmental approvals required in connection with the Atlas Transactions (see "Investment Proposals--Regulatory Approvals--Regulatory Approvals Relating to Atlas");

      (I) the absence of an injunction prohibiting the consummation of the Atlas Transactions or putting into doubt the validity of any of the Atlas Joint Venture Documents; and

      (J) the absence of any action by any governmental authority to rescind or withdraw any of the foregoing approvals, or to rescind the termination of the review and investigation under Exon-Florio, or to modify any such approvals or any determination with respect to the investigation under Exon-Florio in a manner that would impose a Burdensome Condition (see "Investment Proposals--Regulatory Approvals-- Exon-Florio Amendment");

    (ii) the absence of any injunction enjoining, restraining or prohibiting the consummation of the Joint Venture Transactions or putting into doubt the validity of the Joint Venture Agreement or certain of the Related Joint Venture Documents;

    (iii) satisfaction of the conditions to the First Closing under the Investment Agreement and occurrence of the First Closing under the Investment Agreement simultaneously with the Venture Closing;

    (iv) execution of certain of the Related Joint Venture Documents;

    (v) agreement as to the business plans for the Regional Operating Groups;

    (vi) the representations and warranties of FT, DT and Atlas (in the case of the condition to the obligations of Sprint and Sprint Sub) and Sprint and Sprint Sub (in the case of the condition to the

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

  obligations of FT, DT and Atlas) set forth in the Joint Venture Agreement and the Related Joint Venture Documents being true and correct in all material respects, in each case as of the date of the Joint Venture Agreement and as of the date of the Venture Closing as if made on and as of such date, except for representations and warranties that relate solely to a date prior to the date of the Venture Closing;

    (vii) the performance and compliance in all material respects by FT, DT and Atlas (in the case of the condition to the obligations of Sprint and Sprint Sub) and Sprint and Sprint Sub (in the case of the condition to the obligations of FT, DT and Atlas) with all agreements, covenants and conditions contained in the Joint Venture Agreement and the Related Joint Venture Documents that are required to be performed or complied with by such party or parties on or before the Venture Closing;

    (viii) the absence of any material adverse change in the business or financial condition of the international telecommunications services business of Sprint and Sprint Sub (in the case of the condition to the obligations of FT, DT and Atlas), or FT and DT (in the case of the condition to the obligations of Sprint and Sprint Sub), in each case taken as a whole; and

    (ix) the absence of any pending or threatened proceeding that restrains, prohibits, prevents or materially changes, or presents a substantial possibility of restraining, prohibiting, preventing or materially changing, the terms of the Joint Venture Transactions or the Atlas Transactions, or presents a substantial possibility of resulting in material damages to, or imposing a Burdensome Condition upon, Sprint or Sprint Sub (in the case of the condition to the obligations of Sprint and Sprint Sub) or FT or DT (in the case of the condition to the obligations of FT, DT and Atlas) in connection with the Joint Venture Transactions or the Atlas Transactions.

  There can be no assurance that each of the conditions to the Venture Closing will be satisfied. In particular, Sprint cannot predict whether all applicable regulatory approvals or other regulatory actions will be forthcoming.

INTELLECTUAL PROPERTY AND TRADEMARK LICENSE AGREEMENTS

  In General. At the time of the Venture Closing, Sprint, Atlas, FT and DT and certain of their respective affiliates (the "Licensors") and certain of the JV Entities will enter into (i) intellectual property license agreements governing the licensing of technology and certain other matters (the "Intellectual Property License Agreements"), and (ii) trademark license agreements governing the licensing of trademarks and certain other matters (the "Trademark License Agreements").

  Intellectual Property License Agreements. At the time of the Venture Closing, the Licensors will grant to the JV Entities nonexclusive, nontransferable (except as expressly provided for in the Intellectual Property License Agreements) license rights in the JV Entities' respective territories to use or modify identified technical information and the intellectual property rights subsisting therein (collectively, the "Licensed Technical Information") owned by or licensed to the Licensors for the JV Entities to conduct the Joint Venture Business. Such license rights will be granted in return for customary market rate royalties to be negotiated on an arm's length basis. Such license rights will also permit the JV Entities to sublicense the Licensed Technical Information to certain other JV Entities, affiliated National Operations or affiliated Public Telephone Operators, and to the other Licensors to the extent necessary to conduct the Joint Venture Business. All such licenses and sublicenses will be subject to any restrictions of third party licensors of the Licensed Technical Information.

  In general, any substantial improvement, revisions or derivative works made from the Licensed Technical Information will remain the property of the creating party, subject to the rights of the owner or licensor of any underlying Licensed Technical Information. Minor improvements and derivative works created by the JV Entities will be licensed to the owner, licensor or sublicensor of the underlying Licensed Technical Information, and minor improvements and derivative works created by a Licensor will be licensed to the JV Entities to which the underlying Licensed Technical Information is licensed.


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  Under the Intellectual Property License Agreements, each of the Licensors licensing the Licensed Technical Information and each of the JV Entities will provide each other with access to certain additional technical information, including any of the above-mentioned substantial improvements, revisions or derivative works of Licensed Intellectual Property, relevant to the Joint Venture Business. The Intellectual Property License Agreements will further provide that, except as provided otherwise in such agreements, the party to which such access is provided may elect to have such additional technical information licensed to it on terms substantially similar to the terms set forth in the Intellectual Property License Agreements.

  Trademark License Agreements. At the time of the Venture Closing, the Licensors will grant to the JV Entities nonexclusive, nontransferable (except as expressly provided for in the Trademark License Agreements) license rights in the JV Entities' respective territories to use those identified trademarks (collectively, the "Trademarks") owned or licensed by the Licensors in connection with the marketing, promotion, advertisement, distribution, sale and lease of certain identified products and services relating to the Joint Venture Business. Such license rights will be granted in return for customary market rate royalties to be negotiated on an arm's length basis. All such licenses will be subject to any restrictions of third party licensors of the Trademarks. The JV Entities will be required to adhere to certain quality standards and specifications established by the Licensors (and that may be modified by the Licensors subject to reasonable approval rights of the licensees) and such Licensors will be permitted to conduct inspections to ensure that such quality standards are maintained.

  Under the Trademark License Agreements, each of the JV Entities will also grant to each of the Licensors and each of the other JV Entities an option to acquire a nonexclusive license to use such JV Entity's trademarks in connection with the conduct of the Joint Venture Business. Such licenses will be granted on terms substantially similar to the terms set forth in the Trademark License Agreements.

  Termination. The rights of the Licensors and the JV Entities with respect to the Intellectual Property License Agreements and the Trademark License Agreements upon termination of the Joint Venture will be set forth in the Transition Plan. See "--Termination of the Joint Venture--Transition Plan."

SERVICES AGREEMENTS

  In General. At the time of the Venture Closing, Sprint, Sprint Sub, Atlas, FT and DT and certain of their affiliates will enter into certain agreements (the "Services Agreements") with certain of the ROW Entities and ROE Entities (the "ROW/ROE Entities") pursuant to which the parties will provide to one another comprehensive support in connection with the provisioning, marketing and sale of Joint Venture Services.

  Scope of Services. Among other things, Atlas and Sprint Sub will be appointed non-exclusive suppliers of telecommunications and related services to the ROW/ROE Entities, the ROW/ROE Entities will be appointed non-exclusive sales representatives (or, in certain circumstances, resellers) for FT, DT and Sprint in connection with the sale of certain products of FT, DT and Sprint (the "Principal Products") outside the home countries of FT, DT and Sprint, FT and DT will be appointed the non-exclusive resellers of the Joint Venture Services within France and Germany, Sprint will be appointed the exclusive reseller of the Joint Venture Services in the United States and the ROW/ROE Entities will provide certain route planning, traffic coordination and carrier relations functions to FT, DT and Sprint in respect of the latters' international bilateral telephone circuits. The ROW/ROE Entities may request telecommunications services required to create or provide a Joint Venture Service from Atlas and Sprint Sub. In turn, Atlas and Sprint Sub will be responsible for arranging for the supply by FT, DT and Sprint of any such services that they themselves cannot provide. Such services will include the provision of leased lines, operator services, call transport, sourcing and terminating traffic and the provisioning of toll-free and local access lines. The parties to the Services Agreements will also assume mutual obligations for the marketing, network and technical support of the Joint Venture Services and the Principal Products.

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

  Under the Services Agreements, the ROW/ROE Entities will be obligated to purchase services required to create or provide Joint Venture Services from Atlas and Sprint Sub, provided Atlas or Sprint Sub can provide the service on terms, including price, specifications and availability, that equal or are superior to those offered by third parties. The ROW/ROE Entities may, but are not obligated to, purchase telecommunications and related services from Atlas and Sprint Sub that are not required to create or provide a Joint Venture Service. Atlas and Sprint Sub must provide, or arrange for the provision by FT, DT or Sprint of, telecommunications services required to create or provide a Joint Venture Service, subject to available capacity, unless such services can be obtained from third parties on comparable terms. Atlas and Sprint Sub will have no obligation to provide, or arrange for the provision of, services that are not required to create or provide a Joint Venture Service except, for a period of three years, certain miscellaneous administrative services such as accounting, external relations, legal and data processing services.

  Pricing. In cases where telecommunications services are otherwise sold in commercially significant quantities by a Joint Venture Party to unrelated third parties, all such services provided by such Joint Venture Party under the Services Agreements will be priced on the basis of the most favorable terms charged by such provider to third parties under comparable circumstances. In cases where telecommunications services are not sold in commercially significant quantities to third parties, such services will be sold by such Joint Venture Party under the Services Agreements on the basis of arm's length pricing using full cost reimbursement or another arm's length pricing principle agreed upon by the parties.

  Term and Termination. With the exception of certain miscellaneous administrative services which may be terminated three years after the Venture Closing, the terms of the Services Agreements will be open ended. The Services Agreements will contain customary default and termination provisions. The rights of the parties to the Services Agreements with respect to such agreements upon termination of the Joint Venture will be set forth in the Transition Plan. See "--Termination of the Joint Venture--Transition Plan."

OTHER RELATED JOINT VENTURE DOCUMENTS

  In addition to the Intellectual Property License Agreements, the Trademark License Agreements and the Services Agreements, one or more of the Joint Venture Parties will enter into the following agreements on or prior to the date of the Venture Closing: an agreement as to the transfer of employees to the Joint Venture and related matters, the Master Transfer Agreement and certain related transfer agreements which will provide for the transfer of assets by Sprint, FT and DT to each of the Regional Operating Groups and the GBN Group, the shareholders agreements to be entered into by the shareholders of certain of the JV Entities which will implement the provisions for the governance of the JV Entities contained in the Joint Venture Agreement, the documents required to form the parent entities of each of the ROW Group, the ROE Group and the GBN Group in the applicable jurisdiction of organization of each such entity, the confidentiality agreement among the Joint Venture Parties, the Atlas/ROE Services Agreement and an agreement as to certain tax matters. There can be no assurance that the terms of any of the Related Joint Venture Documents will not differ materially from any description thereof herein. Also, there can be no assurance that definitive agreements will be reached with respect to any of the Related Joint Venture Documents.

                         INFORMATION CONCERNING SPRINT

BENEFICIAL SECURITY OWNERSHIP

  The following table states the number of shares of Sprint Common Stock beneficially owned, as of August 31, 1995, by (i) each director of Sprint, (ii) the five most highly compensated executive officers of Sprint in 1994, and
(iii) all directors and executive officers of Sprint, as a group. The number of shares beneficially owned by all directors and executive officers as a group represents less than one percent of the votes entitled to be cast by holders of Sprint Voting Stock. Except as otherwise indicated, each individual named has sole investment and voting power with respect to the securities shown.

                                                                 NUMBER
      NAME                                                      OF SHARES
      ----                                                      ---------
      DuBose Ausley............................................    46,792(1)
      Warren L. Batts..........................................    11,500(1)
      Ruth M. Davis............................................    12,569(1)
      J. Richard Devlin........................................    93,008(1)
      William T. Esrey.........................................   718,618(1)(2)
      Donald J. Hall...........................................    30,700(1)
      Harold S. Hook...........................................    26,500(1)
      Robert E.R. Huntley......................................    27,043(1)
      Arthur B. Krause.........................................   183,331(1)(2)
      Ronald T. LeMay..........................................   225,739(1)
      Linda Koch Lorimer.......................................    41,026(1)
      D. Wayne Peterson........................................   102,538(1)
      Charles H. Price, II.....................................    12,900(1)(2)
      Frank E. Reed............................................    41,275(1)
      Charles E. Rice..........................................    13,500(1)
      Stewart Turley...........................................    13,900(1)
      All directors and executive officers as a group (26
       persons)................................................ 2,093,672(1)(2)

--------

(1) Includes shares which may be acquired upon the exercise of stock options exercisable on or within sixty days after August 31, 1995, under Sprint's stock option plans as follows: 39,519, 10,500, 10,500, 68,742, 419,601,
    10,500, 10,500, 24,106, 103,796, 160,590, 39,519, 55,078, 10,500, 39,519,
    10,500 and 10,500 shares for Mr. Ausley, Mr. Batts, Dr. Davis, Messrs. Devlin, Esrey, Hall, Hook, Huntley, Krause, LeMay, Ms. Lorimer, Messrs. Peterson, Price, Reed, Rice and Turley, respectively, and 1,379,541 for all directors and executive officers as a group.

(2) Includes shares held by or for the benefit of family members in which beneficial ownership has been disclaimed: 14,802 shares held in trust for Mr. Esrey's children, 13,340 shares held by Mr. Krause's wife, 1,000 shares held by Mr. Price's wife and 30,171 shares held by or for the benefit of family members for all directors and executive officers as a group.

  At August 31, 1995, the Sprint Retirement Savings Plan held of record approximately 5.13% of the outstanding Sprint Common Stock; the shares held in this plan are voted by the participants in the plan (see "The Special Meeting-- Voting by Participants in Certain Plans"). Sprint also believes that, at August 31, 1995, Oppenheimer & Co. L.P. beneficially owned approximately 5.4% of the outstanding Sprint Common Stock. Sprint is not aware of any other person (from statements on Schedules 13D and 13G filed with the SEC) which owned, as of August 31, 1995, more than 5% of the Sprint Common Stock. If the Investment Transactions are consummated, FT, DT and their respective affiliates will collectively become the largest single beneficial owner of Sprint voting power.

ANTITAKEOVER PROVISIONS APPLICABLE TO SPRINT

  In General. Certain provisions of the Articles of Incorporation, the Bylaws and Kansas law may discourage tender offers or takeover attempts with respect to Sprint. In addition to the existing provisions described herein, certain provisions of the Charter Amendments, the Investment Agreement, the

Stockholders' Agreement and the other Related Investment Documents and the Joint Venture Agreement and the Related Joint Venture Documents would diminish the likelihood that a third party would attempt a takeover of Sprint. See "Investment Proposals--Certain Considerations--Antitakeover Impact."

  Sprint Preferred Stock. The Articles of Incorporation currently authorize the issuance by the Sprint Board, without the necessity of further notice or authorization by the stockholders, of up to 20,000,000 shares of Sprint Preferred Stock. To date, the Sprint Board has authorized the issuance of five series of Preferred Stock, including 1,742,853 shares of the Sprint First Series, 8,758,472 shares of the Sprint Second Series, 400,000 shares of Preferred Stock-Third Series (the "Sprint Third Series"), 2,500,000 shares of the Sprint Fourth Series and 95 shares of the Sprint Fifth Series. As of August 31, 1995, 6,598,580 shares of the Sprint Preferred Stock were unissued, unreserved and available for issuance. The Charter Amendments would increase the authorized shares of the Sprint Fourth Series to 6,250,000 shares, which would reduce the number of shares of Sprint Preferred Stock that are unissued, unreserved and available for issuance to 2,848,580 shares. The unissued and unreserved Sprint Preferred Stock may be issued from time to time in one or more series and may have such voting powers, preferences and relative rights, designations, qualifications and limitations as the Sprint Board may fix by resolution at the time of issuance. The unissued and unreserved Sprint Preferred Stock could be used to deter or discourage an unsolicited attempt by another person or entity to acquire control of Sprint. Such stock could be issued, for example, with voting or conversion privileges intended to make an acquisition of Sprint more difficult or more costly. The Charter Amendments will not affect the number of authorized shares of Sprint Preferred Stock.

  "Fair Price" Provisions. The Articles of Incorporation contain a provision (ARTICLE SEVENTH ) to the effect that certain business combinations must be approved by the affirmative vote of the holders of 80% of the outstanding shares entitled to vote in an election of directors. Transactions subject to such approval (each a "Fair Price Business Combination") include mergers, consolidations, sales or other dispositions of assets valued at $1 million or more, and issuances of securities valued at $1 million or more, between, or otherwise involving, Sprint or any of its subsidiaries and any Interested Stockholder (defined generally as the direct or indirect beneficial owner of 10% or more of the capital stock of Sprint) or an affiliate of an Interested Stockholder, certain liquidations or dissolutions of Sprint and certain reclassifications of securities or recapitalizations of Sprint. These provisions do not apply if (i) the transaction has been approved by a majority of directors ("Continuing Directors") who were directors prior to the time the Interested Stockholder attained such status (or certain successors of such directors) and who are unaffiliated with the Interested Stockholder if such approval is obtained at a meeting at which at least seven Continuing Directors are present, or (ii) the Fair Price Business Combination is a merger or consolidation and the cash or fair market value of the property, securities or other consideration to be received by Sprint stockholders is not less than the highest price per share paid by the Interested Stockholder for its holdings of Sprint capital stock. Certain transactions contemplated by the Investment Agreement, the Related Investment Documents, the Charter Amendments, the Joint Venture Agreement and the Related Joint Venture Documents, such as certain sales of additional equity securities to FT and DT and certain sales of assets of Sprint to FT and DT, will be subject to approval by Continuing Directors. The Stockholders' Agreement requires Sprint to maintain at least seven Continuing Directors on the Sprint Board at all times.

  "Greenmail" Provisions. In order to avoid the payment of "greenmail" by Sprint, the Articles of Incorporation contain a provision (ARTICLE EIGHTH) that requires the affirmative vote of a majority of the Sprint voting power to approve any purchase, redemption or other acquisition by Sprint of any capital stock of Sprint at above-market prices from an Interested Securityholder (defined generally as any person who beneficially owns, directly or indirectly, five percent or more of the class of securities to be acquired) who has owned such securities for less than two years. Shares beneficially owned by the Interested Securityholder are excluded from this computation. This requirement for stockholder approval does not apply to a tender or exchange offer made on the same terms to all holders of such securities. The Charter Amendments will revise the "greenmail" provisions to provide that the affirmative vote of the Sprint stockholders other than FT, DT and their affiliates which would otherwise be required by such provisions will not be required in connection with purchases, redemptions or other acquisitions by Sprint of Sprint capital stock held by FT, DT, Qualified Subsidiaries or Qualified Stock Purchasers pursuant to the Investment Agreement, the Stockholders' Agreement and the Articles of Incorporation as amended by the Charter Amendments. See "Charter Amendments and Bylaw Amendments--Charter Amendments--"Greenmail' Provisions."

  Classified Board. Prior to the implementation of the Charter Amendments, the Articles of Incorporation provide that the number of directors shall not be less than nine or more than eighteen, as may be determined by the Sprint Board. The Sprint Board currently has fixed the number of directors at thirteen, classified into three classes of directors, each of which serves for a three-year term. The effect of these provisions, even in the absence of the adoption of the Investment Proposals, may be to prevent a holder of a large block of voting shares from gaining control of the Sprint Board for at least two successive annual meetings. Under the Articles of Incorporation, a director may be removed only for cause and then only by the affirmative vote of the holders of a majority of the shares entitled to vote in an election of directors. Vacancies created by an increase in the size of the Sprint Board or for any other reason may be filled by the remaining directors then in office; provided that if the vacancy occurs as a result of an increase in the size of the Sprint Board the directors electing such members must constitute a majority of the Sprint Board.

  The provision for a classified Sprint Board, together with the limitation on removal of directors, make it more difficult to remove directors, and ultimately incumbent management, even if a majority of stockholders desire to do so, particularly if the only reason for the proposed removal may be stockholder dissatisfaction with the performance of the incumbent directors. A person who has gained as much as majority voting control of Sprint will be unable to gain immediate control of the Sprint Board unless such person can obtain sufficient additional votes to amend various provisions of the Articles of Incorporation and the Bylaws, and even then, under the KGCC, an amendment to the Articles of Incorporation may only be presented to stockholders for approval if adopted and declared advisable by the then-sitting Sprint Board.

  Provisions Relating to Stockholder Meetings. Under the Bylaws, a special meeting of stockholders may be called only by the Chairman of the Sprint Board, the President or the Sprint Board or at the request of the holders of a majority of the shares of stock issued and outstanding and entitled to vote. The Bylaws require that notice of proposed nominations by stockholders for the election of directors be given to the Corporate Secretary of Sprint not less than 50 days nor more than 75 days prior to the meeting of the stockholders for the election of directors, unless less than 65 days' notice or prior public disclosure of the date of the meeting is made or given to the stockholders, in which case notice must be given to the Corporate Secretary of Sprint no later than the close of business on the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. The provision also requires that such notice must contain certain information (a) about each proposed nominee, including (i) name, age and business and residence addresses, (ii) principal occupation or employment, (iii) the class and number of shares of capital stock of Sprint beneficially owned by such person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for the election of directors pursuant to Regulation 14A under the Exchange Act, and (b) about the stockholder giving the notice, including (i) the name and record address of such stockholder and (ii) the class and number of shares of capital stock of Sprint beneficially owned by such stockholder. This advance notice provision is not applicable to nominations made by the Sprint Board. This advance notice requirement, by regulating nominations from the floor at any meeting of stockholders, affords management the opportunity to consider the qualifications of the proposed non-management nominees and, to the extent deemed necessary or desirable by management, inform the stockholders about such qualifications in Sprint's proxy statement for the annual meeting.

  The Bylaw Amendments contain a new provision that requires that, for business to be properly brought before a meeting by a stockholder, the stockholder must have given notice to the Corporate Secretary of Sprint not less than 50 days nor more than 75 days prior to the meeting unless less than 65 days' notice or prior disclosure of the date of the meeting is given to stockholders. In that event, the notice to the Corporate Secretary must be received no later than the close of business on the 15th day following the day on which notice of the date of the meeting was mailed or public disclosure was made, whichever occurs first. The notice to the Corporate Secretary must contain a brief description of the business desired to be brought before the meeting and the reasons for conducting such business, the name and record address of the stockholder, the class and number of shares of stock of Sprint beneficially owned by the stockholder and any material interest of the stockholder in the business. See "Charter Amendments and Bylaw Amendments--Amendments to Sprint Bylaws."

  Sprint Rights Plan. On August 8, 1989, the Sprint Board adopted the Sprint Rights Plan pursuant to which Sprint distributed a dividend of one right (a "Right") to purchase certain shares of capital stock of Sprint under certain circumstances, for each outstanding share of Sprint Common Stock. As a consequence of a 2-for-1 stock split in late 1989, each outstanding share of Sprint Common Stock is currently entitled to one-half of a Right. The Rights are currently traded with the Sprint Common Stock and detach and become exercisable only if, in a transaction not approved by the Sprint Board, a person or entity acquires 20% or more of the outstanding shares of Sprint Common Stock or announces a tender offer the consummation of which would result in ownership by a person or group of 20% or more of such shares. In connection with the Transactions, the Rights Agreement has been amended to provide for Rights to attach to the Class A Common Stock and to assure that the Investment Transactions will not cause the Rights to detach and become exercisable. Such amendment provides generally that actions of FT, DT and their respective affiliates which would otherwise cause the Rights to detach and become exercisable will not do so unless such actions also violate the Standstill Agreement. See "Investment Agreement and Related Investment Documents--Sprint Rights Plan."

  Once the Rights detach and become exercisable, unless subsequently redeemed, each Right then entitles its holder to purchase one one-hundredth of a share of the Sprint Fourth Series for an exercise price of $235, subject to certain adjustments. If Sprint is involved in a merger or other business combination transaction after the Rights become exercisable, each Right will entitle its holder to purchase, for the Right's exercise price, a number of the acquiring or surviving company's shares of common stock having a market value equal to twice the exercise price. Sprint will be entitled to redeem the Rights at $.01 per Right at any time until ten business days following a public announcement that a person or group of persons has acquired beneficial ownership of 20% or more of the outstanding shares of Sprint Common Stock (or in excess of the shares permitted to be acquired under the Standstill Agreement, in the case of FT and DT). The terms of the Sprint Rights Plan may be amended by the Sprint Board without the consent of the holders of the Rights. The Rights will expire on September 8, 1999, unless earlier redeemed by Sprint. The Sprint Rights Plan was not intended to deter all takeover bids for Sprint and will not do so. For example, the Sprint Rights Plan does not foreclose an attractive offer to acquire all the Sprint Common Stock at the same price or transactions approved by the Sprint Board. To the extent an acquiror is discouraged by the Sprint Rights Plan from acquiring an equity position in Sprint, stockholders may be deprived from receiving a premium for their shares. The issuance of additional shares of Sprint Common Stock or Class A Common Stock prior to the time the Rights become exercisable will result in an increase in the number of Rights outstanding.

  Business Combination Statute. Section 17-12,101 of the Business Combination Statute limits business combinations (as defined in Section 17-12,100 of the Business Combination Statute) between corporations and interested stockholders. However, Section 17-12,101 of the Business Combination Statute exempts from the provisions of the Business Combination Statute business combinations with interested stockholders who became such in a transaction approved by the board of directors. Accordingly, this statute will not apply to the Investment Transactions.

  Control Share Acquisitions Statute. For a description of the Control Share Acquisitions Statute and the actions being taken with respect thereto in connection with the Investment Proposals, see "Approval of Control Share Acquisitions Plan."

                    INFORMATION CONCERNING FT, DT AND ATLAS

INFORMATION CONCERNING FT

  FT is an exploitant public organized under the laws of the Republic of France. FT is owned entirely by the Republic of France. The principal office of FT is located at 6 place d'Alleray, 75505 Paris Cedex 15, France. According to FT's 1994 Annual Report, FT had 1994 consolidated annual revenues of 142.6 billion French francs and net income of 9.9 billion French francs (equal to approximately U.S. $26.7 billion and U.S. $1.8 billion, respectively, using the exchange rate of U.S. $.18730 to 1 French franc quoted in The Wall Street Journal of January 3, 1995 as prevailing on December 30, 1994). With these revenues and income, and almost 32 million telephone lines in service, FT is among the world's largest telecommunications operators. FT provides businesses and consumers with, among other products and services, local and long distance telephone services, leased lines, customized data networks, and wireless and cable television services. Copies of FT's annual report may be obtained by writing France Telecom, DG-DPF-SBF-B3, 6 place d'Alleray, 75505 Paris Cedex 15, France. The financial information for FT disclosed in this section and elsewhere in this Proxy Statement is not based on U.S. generally accepted accounting principles.

  According to publicly available reports, the French government has from time to time considered the possible privatization of FT, and the French government may consider such privatization in the future. Such privatization could take a number of forms, including the sale of a minority interest in FT pursuant to a public offering or to one or more private parties. There can be no assurances regarding whether FT will or will not be privatized or, if such privatization is effected, the form which any such privatization would take.

INFORMATION CONCERNING DT

  DT is an Aktiengesellschaft organized under the laws of the Federal Republic of Germany. DT's shares are owned entirely by the Federal Republic of Germany. The principal office of DT is located at Friederich-Ebert-Allee 140, D-53113 Bonn, Germany. According to DT's 1994 Annual Report, with 1994 annual revenues of 61.2 billion Deutschemarks and profits on ordinary activities of 7.1 billion Deutschemarks (equal to approximately U.S. $39.51 billion and approximately U.S. $4.58 billion, respectively, at the exchange rate of 1.5488 Deutschemarks per U.S. $1.00 prevailing on December 31, 1994), DT is among Europe's largest telecommunications companies. DT and its subsidiaries and affiliates provide products and services including local and long-distance telephone calls within Germany, international telephone calls to and from Germany, text and data transmission, mobile telecommunications, and cable television services. Further information regarding DT can be obtained from its Press and Corporate Communications Department, P.O. Box 2000, D-53105, Bonn, Germany (Telephone:
+49-228-181-4949). The financial information for DT disclosed in this section and elsewhere in this Proxy Statement is not based on U.S. generally accepted accounting principles.

  Earlier in 1995, DT announced its intention to consider increasing its share capital by up to 50% by issuing new shares of its common stock that would be traded on various national and/or international stock exchanges. Such a capital increase, sometimes referred to as the "privatization" of DT, would be permitted under the German Posts and Telecommunications Reorganization Act of September 14, 1994. If DT increases its share capital by the full 50% permitted by such Act, and if DT's current shareholder, the Federal Republic of Germany, does not participate in the capital increase, the shareholding of the Federal Republic of Germany in DT would decrease to 66 2/3% following such capital increase. The Federal Republic of Germany has previously announced its intention not to participate in the capital increase but to remain a majority shareholder of DT for the time being. Although DT has already taken certain preparatory steps toward issuing new shares of its capital stock, it has not yet decided to go forward with an increase in its share capital. DT presently expects to make such a decision either later in 1995 or in the first half of 1996. No assurances can be given that DT will go forward with a capital increase, either on the terms originally announced or at all, or that the expected conditions precedent to such a share issuance can be satisfied.

INFORMATION CONCERNING ATLAS

  In December 1993, FT and DT entered into a memorandum of understanding pursuant to which they agreed to establish a joint venture company known as "Atlas." FT and DT anticipate establishing Atlas in order, among other things, to provide certain telecommunications and related services to multinational companies and to corporate and business customers. In accordance with a joint venture agreement entered into in December 1994, FT and DT would form Atlas as a societe anonyme under the laws of Belgium. The establishment of Atlas is subject, among other things, to the receipt of regulatory approvals necessary both for the formation of Atlas and for the conduct of its anticipated business. See "Investment Proposals--Regulatory Approvals--Regulatory Approvals Relating to Atlas."

                              INDEPENDENT AUDITORS

  The consolidated financial statements and related schedule of Sprint appearing in Sprint's Annual Report (Form 10-K) for the year ended December 31, 1994, and incorporated herein by reference have been audited by Ernst & Young LLP, independent auditors, as stated in their report thereon included therein and incorporated herein by reference, which, as to the year 1992, is based in part on the report of Arthur Andersen L.L.P., independent auditors. Representatives of Ernst & Young LLP will attend the Special Meeting and will have an opportunity to make a statement and to respond to appropriate questions from stockholders.

                           STOCKHOLDER PROPOSALS FOR
                   1996 ANNUAL MEETING OF SPRINT STOCKHOLDERS

  Stockholder proposals intended to be presented at the 1996 Annual Meeting of Stockholders of Sprint must have been received by the Corporate Secretary at Sprint's principal office, 2330 Shawnee Mission Parkway, Westwood, Kansas, no later than November 15, 1995, to be eligible for inclusion in Sprint's proxy statement and form of proxy for that meeting.

                     METHOD AND COST OF PROXY SOLICITATION

  The cost of soliciting proxies will be borne by Sprint and will consist of expenses of printing, postage and handling, including the reasonable out-of-pocket expenses of brokerage houses, custodians, nominees and fiduciaries incurred in sending this Proxy Statement and other proxy materials to, and obtaining instructions relating to such materials from, beneficial owners of stock. Sprint stockholder proxies may be solicited by directors, officers, regular employees or the financial advisor of Sprint, in person, by letter or by telephone or telegram. In addition, Sprint has retained D.F. King & Co., Inc. to assist in the solicitation of proxies. It is estimated that its fees for services to Sprint will not exceed $9,500 plus expenses.

                    INCORPORATION OF DOCUMENTS BY REFERENCE

  This Proxy Statement incorporates certain information by reference which is not presented herein or delivered herewith. This information is contained in documents that are available upon request from the Investor Relations Department, Sprint Corporation, 2330 Shawnee Mission Parkway, Westwood, Kansas 66205, telephone number (913) 624-3344. In order to ensure timely delivery of these documents, any request should be made by January 2, 1996.

  Sprint hereby undertakes to provide without charge to each person, including any beneficial owner of Sprint capital stock, to whom a copy of this Proxy Statement has been delivered, upon the written or oral request of any such person, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the documents referred to below which have been or may be incorporated herein by reference, other than exhibits to such documents, unless such exhibits are specifically incorporated therein by reference. Requests for such documents should be directed to the department indicated in the immediately preceding paragraph.

  This Proxy Statement incorporates by reference the financial statements, supplementary financial information and management's discussion and analysis of financial condition and results of operations regarding Sprint included in Sprint's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, its Quarterly Report on Form 10-Q for the quarter ended March 31, 1995, its Quarterly Report on Form 10-Q for the quarter ended June 30, 1995, as amended, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 1995. This Proxy Statement also incorporates by reference Sprint's Current Reports on Form 8-K dated March 27 and June 22, 1995 and any other Current reports on Form 8-K filed by Sprint before the date of the Special Meeting.

  All information appearing in this Proxy Statement or in any document incorporated herein by reference is not necessarily complete and is qualified in its entirety by the information and financial statements (including notes thereto) appearing in the documents incorporated herein by reference and should be read together with such information and documents.

  Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that is deemed to be incorporated herein by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

                           GLOSSARY OF DEFINED TERMS
                 RELATING TO PURCHASE AND SALE OF CLASS A STOCK

  "Additional Preference Stock Closing" means each closing of the purchase of shares of Class A Preference Stock subsequent to the purchase by FT and DT (and/or certain of their designated subsidiaries) of shares of Class A Preference Stock at the First Closing after the Conversion Price of such shares becomes fixed if the Cellular Spin-Off has not yet occurred and Sprint has not abandoned the Cellular Spin-Off.

  "Adjusted Cellular Price" means the average closing price of a share of common stock of Spinco for the first 20 consecutive trading days on which such shares are traded "regular way" after the Cellular Spin-Off multiplied by the quotient of (i) the number of such shares of common stock of Spinco outstanding immediately following the Cellular Spin-Off divided by (ii) the number of shares of Sprint Common Stock outstanding immediately following the Cellular Spin-Off.

  "Article IV Closing" means an Additional Preference Stock Closing, the Supplemental Preference Stock Closing or the Deferred Common Stock Closing.

  "Average Sprint Price" means the average closing market price of a share of Sprint Common Stock for the relevant 20 consecutive trading day period.

  "Cellular and Wireless Division" means the Cellular and Wireless Division of Sprint.

  "Cellular Spin-Off" means the distribution by Sprint on a pro rata basis to the holders of Sprint Common Stock of shares of common stock representing the common equity of the Cellular and Wireless Division.

  "Cellular Spin-Off Reduction Factor" means, subject to certain adjustments described in "Investment Agreement and Related Investment Documents--Purchase and Sale of Class A Stock--Calculation of the Cellular Spin-Off Reduction Factor," (a) $5.25, if the Adjusted Cellular Price is not less than $3.25 or more than $7.25, (b) if the Adjusted Cellular Price is more than $7.25 but not more than $8.25, $5.25 plus 50% of the difference between the Adjusted Cellular Price and $7.25, (c) if the Adjusted Cellular Price is more than $8.25, $5.75 plus the difference between the Adjusted Cellular Price and $8.25, (d) if the Adjusted Cellular Price is less than $3.25 but not less than $2.25, $5.25 minus 50% of the difference between $3.25 and the Adjusted Cellular Price or (e) if the Adjusted Cellular Price is below $2.25, $4.75 minus the difference between $2.25 and the Adjusted Cellular Price.

  "Class A Common Issuance Date" means the date Sprint first issues shares of Class A Common Stock.

  "Class A Common Stock" means the Class A Common Stock, par value $2.50 per share, of Sprint.

  "Class A Holders" means the holders of the Class A Common Stock or Class A Preference Stock, as the case may be.

  "Class A Preference Stock" means the Class A Preference Stock, par value $1.00 per share, of Sprint.

  "Class A Stock" means the Class A Common Stock or, if shares of the Class A Preference Stock are outstanding, the Class A Preference Stock.

  "Committed Percentage" means the percentage of Sprint voting power owned by the Class A Holders plus the percentage they are committed to purchase, determined on a basis that includes as outstanding the shares such Class A Holders are committed to purchase.

  "Conversion Date" means the date established for the conversion of Class A Preference Stock into Class A Common Stock, which shall be the date that is the later of (a) the earliest of (i) 35 trading days after the date of the Cellular Spin-Off, (ii) 30 days after Sprint gives notice to each Class A Holder that the Cellular Spin-Off has been abandoned, and (iii) the 60th day after the fifth anniversary of the Initial Issuance Date, and (b) five business days after which the Conversion Price is fixed.

  "Conversion Price" means the applicable conversion price for shares of Class A Preference Stock into Class A Common Stock. The Conversion Price depends on the timing of the fixing of the Conversion Price, the status of the Cellular Spin-Off and the Average Sprint Price at the time of the fixing of the Conversion Price, among other factors. See "Investment Agreement and Related Investment Documents--Purchase and Sale of Class A Stock--Conversion and Redemption."

  "Converted Preference Stock" means the shares of Class A Preference Stock acquired by the Class A Holders upon conversion of shares of Sprint Common Stock. See "Investment Agreement and Related Documents--Terms of the Class A Stock--Conversion of Class A Common Stock; Termination of Fundamental Rights-- Conversion of Sprint Common Stock into Class A Stock."

  "Deferred Common Stock Closing" means the closing of the purchase of additional shares of Class A Common Stock after all of the conditions for conversion of Class A Preference Stock purchased at the First Closing into Class A Common Stock have been satisfied, such Deferred Common Stock Closing to occur on the later of (i) the Conversion Date and (ii) the date on which all of the conditions precedent to such closing have occurred. See "Investment Agreement and Related Investment Documents--Conditions to Article IV Closing."

  "Excess Shares" means those shares of Sprint Common Stock issued on or prior to the Initial Issuance Date (other than pursuant to employee benefit plans) in respect of the exercise of rights to purchase Sprint Common Stock or similar instruments (except rights issued pursuant to the Sprint Rights Plan) issued after the date of the Investment Agreement and on or prior to the Initial Issuance Date that, when aggregated with all other shares of Sprint Common Stock which are issued after the date of the Investment Agreement in respect of the exercise of such rights issued after the date of the Investment Agreement and on or prior to the Initial Issuance Date, exceed 5% of the number of shares of Sprint Common Stock outstanding on the date of the Investment Agreement.

  "First Closing" means the closing of the initial investment by FT and DT in Class A Stock.

  "First Closing Average Sprint Price" means the Average Sprint Price for the 20-day trading period ended 15 trading days prior to the First Closing.

  "First Closing Minimum Price" means 135% of the First Closing Average Sprint Price.

  "fix" or "fixed" means in relation to the Conversion Price, the initial establishment of the Conversion Price.

  "Fixed Closing Date" means the date of the first closing to occur after the date on which the Conversion Price is fixed.

  "Foreign Ownership Limitation" means the maximum aggregate percentage of Sprint voting securities that may be owned of record or voted by "Aliens" under
Section 310(b)(4) of the U.S. Communications Act of 1934, without such ownership or voting resulting in the possible loss, or possible failure to secure the renewal or reinstatement, of any license or franchise of any governmental authority held by Sprint or any of its affiliates to conduct any portion of the business of Sprint or such affiliate, as such maximum aggregate percentage may be increased from time to time by amendments to Section 310 or by actions of the Federal Communications Commission.

  "Initial Issuance Date" means the date of the closing of the initial investment by FT and DT in Class A Stock.

  "Initial Percentage Limitation" means 20% of the outstanding voting securities of Sprint.

  "Investment" means the investment to be made by FT and DT (and/or certain of their designated subsidiaries) in Sprint pursuant to the Investment Agreement.

  "Investment Completion Date" means the date of the Supplemental Preference Stock Closing or the Class A Common Issuance Date, whichever shall first occur.

  "Liquidation Preference" means the aggregate amount paid by the Class A Holders for all outstanding shares of Class A Preference Stock, including any shares of Class A Preference Stock converted from any other form of Sprint capital stock, divided by the number of shares of Class A Preference Stock outstanding.

  "Lower Threshold Sprint Price" means $34.982.

  "Major Issuance" means a transaction resulting in the issuance of 30% or more of Sprint voting power.

  "Maximum Price" means the lesser of (a) 125% of the Average Sprint Price and
(b) $48.704.

  "Minimum Price" means 135% of the Average Sprint Price for the relevant period.

  "New Lower Threshold Sprint Price" means $34.982 minus 96.30% of the Cellular Spin-Off Reduction Factor.

  "New Maximum Price" means the Maximum Price less the product of (i) the lesser of (x) 125%, and (y) the quotient of $48.704 divided by the Average Sprint Price used in calculating such Maximum Price, multiplied by (ii) the Cellular Spin-Off Reduction Factor.

  "New Target Price" generally means the Target Price minus 130% of the Cellular Spin-Off Reduction Factor. However, if the Cellular Spin-Off does not occur prior to the First Closing and the First Closing Average Sprint Price is within the Sprint Price Range, such price shall be adjusted to be the Target Price minus the product of (i) the quotient of $47.225 divided by such First Closing Average Sprint Price, multiplied by (ii) the Cellular Spin-Off Reduction Factor.

  "New Upper Threshold Sprint Price" means $37.780 minus 104% of the Cellular Spin-Off Reduction Factor.

  "Optional Shares" means additional shares purchased by either FT or DT from Sprint of either (i) Class A Common Stock, if Sprint has previously issued Class A Common Stock or (ii) Class A Preference Stock, if the Supplemental Preference Stock Closing has occurred. The number of Optional Shares that each of FT and DT will be entitled to purchase at the Optional Shares Closing will be equal to one half the number of shares of Class A Common Stock equal to, or one half the number of the additional shares of Class A Preference Stock convertible into a number of additional shares of Class A Common Stock equal to, 25% of the number of shares of Sprint Common Stock issued after June 14, 1994 and on or prior to the Investment Completion Date.

  "Optional Shares Closing" means the closing at which Optional Shares are purchased by either FT or DT.

  "Percentage Limitations" means the Initial Percentage Limitation and the Subsequent Percentage Limitation.

  "Percentage Ownership Interest" means, with respect to any person, that percentage of the voting power of Sprint represented by votes associated with the voting securities of Sprint owned of record by such person or by its nominees.

  "Section 3(b)(v) Conversion Date" means the date on which the Class A Holders elect to effect the conversion of all of their outstanding shares of Class A Preference Stock into Class A Common Stock or Sprint Common Stock after the 60th day after the fifth anniversary of the Initial Issuance Date.

  "Shares" means (a) shares of Class A Stock, Sprint Common Stock or any other voting securities of Sprint, (b) securities of Sprint convertible into voting securities of Sprint and (c) options, warrants or other rights to acquire such voting securities, but in the case of this clause (c), excluding any rights of the Class A Holders to acquire voting securities of Sprint pursuant to the Stockholders' Agreement and the Investment Agreement (but not excluding any voting securities received upon the exercise of such rights).

  "Spinco" means the entity to be spun-off by Sprint pursuant to the Cellular Spin-Off.

  "Sprint Common Stock" means the Common Stock, par value $2.50 per share, of Sprint.

  "Sprint Price Range" means from and including $34.982 to and including
$37.780.

  "Subsequent Percentage Limitation" means the lesser of (i) 30% of the outstanding Sprint voting securities and (ii) that percentage of outstanding Sprint voting securities equal to 80% of the Foreign Ownership Limitation.

  "Supplemental Preference Stock Closing" means the closing of the purchase of shares of Class A Preference Stock purchased subsequent to an election by FT and DT to defer conversion of the Class A Preference Stock because the Conversion Price is in excess of 135% of the Average Sprint Price for the 20 trading days ended on the 10th business day prior to the date established for the conversion of Class A Preference Stock into Class A Common Stock.

  "Target Price" means $47.225.

                                 *  *  *  *  *

                             INDEX OF DEFINED TERMS

DEFINED TERMS                                                               PAGE
-------------                                                               ----
Acquiring Person Statement.................................................  18
Acquisition Proposal.......................................................  37
Additional Capital Call.................................................... 114
Additional Preference Stock Closing........................................  11
Adjusted Cellular Price....................................................   9
Alien......................................................................  39
Alternative Transaction....................................................  94
Antitrust Division.........................................................  45
APPA.......................................................................  45
Appraised Value............................................................ 112
Article IV Closing.........................................................  96
Article 85.................................................................  47
Articles of Incorporation..................................................   2
Atlas......................................................................   3
Atlas Joint Venture Documents.............................................. 120
Atlas/ROE Service Agreement................................................ 110
Atlas Transactions......................................................... 120
Average Sprint Price.......................................................  11
Brokers' Transaction.......................................................  85
BT.........................................................................  32
BT USA.....................................................................  32
Burdensome Condition.......................................................  43
Business Combination Statute...............................................  95
Buy Notice.................................................................  85
Bylaw Amendments...........................................................   2
Bylaws.....................................................................   2
Cellular and Wireless Division.............................................   8
Cellular Spin-Off..........................................................   3
Cellular Spin-Off Reduction Factor.........................................   9
CFIUS......................................................................  46
Change of Control..........................................................  89
Charter Amendments.........................................................   2
Class A Common Issuance Date...............................................  69
Class A Common Stock.......................................................   4
Class A Directors..........................................................  39
Class A Holder Eligible Notes..............................................  90
Class A Holders............................................................   5
Class A Preference Stock...................................................   5
Class A Stock..............................................................   5
Committed Percentage.......................................................  38
Communications Act.........................................................   5
Competing LD Services...................................................... 115
Competing Services......................................................... 115
Continuing Directors....................................................... 125
Contributed Assets......................................................... 113
Control Shares............................................................. 105
Control Share Acquiring Person.............................................  17
Control Share Acquisitions.................................................  17
Control Share Acquisitions Plan............................................   3
Control Share Acquisitions Statute.........................................   2

DEFINED TERMS                                                               PAGE
-------------                                                               ----
Conversion Date............................................................  65
Conversion Price...........................................................  62
Converted Preference Stock.................................................  81
Core Businesses............................................................  73
Cumulative.................................................................  74
Deadlock................................................................... 117
Defaulting FT/DT Party..................................................... 119
Defaulting Shareholder..................................................... 114
Deferred Common Stock Closing..............................................  12
Dillon Read................................................................   4
DIS........................................................................  47
DISP.......................................................................  47
DOD........................................................................  47
DT.........................................................................   1
Eligible Purchaser.........................................................  86
EU.........................................................................   6
Event of Bankruptcy........................................................ 118
Exclusionary Tender Offer..................................................  37
Executive Committee........................................................ 103
Exempt Asset Divestitures..................................................  73
Exempt Long Distance Asset Divestiture.....................................  92
Excess Shares..............................................................  70
Exchange Act...............................................................  42
Exon-Florio Amendment......................................................  43
Fair Price Business Combination............................................ 125
FCC........................................................................  39
FCC Order..................................................................  96
FCC Redemption Provision...................................................  39
First Closing..............................................................   7
First Closing Average Sprint Price.........................................   7
First Closing Minimum Price................................................   7
First Offer Price..........................................................  85
First Notice Period........................................................  85
Fixed Closing Date.........................................................  71
FOCI.......................................................................  43
Foreign Ownership Limitation...............................................  82
FT.........................................................................   1
FT/DT Parties..............................................................  13
FTC........................................................................  45
Fundamental Rights.........................................................  15
Funding Breach............................................................. 114
Funding Default............................................................ 114
GBN Entity.................................................................  19
GBN Group..................................................................  19
GBN Special Matter......................................................... 118
Global Backbone Network....................................................  19
Global Policies............................................................ 109
Global Venture Board.......................................................  19
Global Venture Committee...................................................  19
Global Venture Strategic Plan.............................................. 109
Global Venture Office......................................................  19

DEFINED TERMS                                                               PAGE
-------------                                                               ----
Groups.....................................................................  19
HSR Act....................................................................   6
Impasse.................................................................... 117
Independent Director....................................................... 103
Initial Issuance Date......................................................   3
Initial Percentage Limitation..............................................  82
Initial Period.............................................................  14
Initial Standstill Period..................................................  81
Intellectual Property License Agreements................................... 121
Interested Securityholder.................................................. 102
Investment.................................................................   4
Investment Agreement.......................................................   2
Investment Completion Date.................................................  69
Investment Proposals.......................................................   1
Investment Transactions....................................................   6
Joint Venture..............................................................   3
Joint Venture Agreement....................................................   3
Joint Venture Business.....................................................  19
Joint Venture Parties......................................................  18
Joint Venture Services.....................................................  19
Joint Venture Transactions.................................................   6
JV Entities................................................................   5
KGCC.......................................................................  38
Licensed Technical Information............................................. 121
Licensors.................................................................. 121
Lien.......................................................................  92
Lien Creditor..............................................................  93
Lien Transfer..............................................................  93
Liquidation Preference.....................................................  80
Long Distance Assets.......................................................  14
Major Competitor of FT/DT..................................................  74
Major Competitor of Sprint.................................................  76
Major Issuance.............................................................  12
Master Transfer Agreement.................................................. 114
Maximum Price..............................................................  68
McCaw......................................................................  32
MCI........................................................................  31
Memorandum of Understanding................................................   3
Minimum Price..............................................................  11
Minority Rights............................................................  40
NAFTA Country.............................................................. 117
NAFTA Plan Action.......................................................... 117
National Operation......................................................... 115
New Lower Threshold Sprint Price...........................................   9
New Target Price...........................................................   9
New Upper Threshold Sprint Price...........................................   9
Nominating Committee....................................................... 103
Non-Defaulting FT/DT Party................................................. 119
Non-Defaulting Shareholder................................................. 114
Non-Funding Default........................................................ 118
NPRM.......................................................................  45
NYSE.......................................................................  72
Offered Shares.............................................................  85

DEFINED TERMS                                                               PAGE
-------------                                                               ----
Optional Shares............................................................  69
Optional Shares Closing....................................................  69
Percentage Limitations.....................................................  82
Planned Date...............................................................  85
Pre-Closing Period.........................................................  16
Principal Investment Documents.............................................  94
Principal Products......................................................... 122
Private Sale Notice........................................................  85
Proceeds...................................................................   4
Proposed Price.............................................................  86
Proposed Terms.............................................................  86
Proxy Statement............................................................   1
Public Offering............................................................  85
Public Sale Notice.........................................................  85
Public Telephone Operator.................................................. 115
Purchase Closing Period....................................................  86
Purchase Price.............................................................  86
PUCs.......................................................................  46
Qualified LD Purchaser.....................................................  92
Qualified Stock Purchaser..................................................  82
Qualified Stock Purchaser Standstill Agreement.............................  77
Qualified Subsidiary.......................................................  37
Qualified Subsidiary Standstill Agreement..................................  75
Record Date................................................................  23
Redemption Securities...................................................... 101
Regional Operating Groups..................................................  19
Registration Rights Agreement..............................................   2
Related Investment Documents...............................................   2
Related Joint Venture Documents............................................   3
Right...................................................................... 127
Rest of Europe Group.......................................................  19
Rest of World Group........................................................  19
ROE Board.................................................................. 111
ROE Entity.................................................................  19
ROE Group..................................................................  19
ROE Plan Action............................................................ 118
ROW Board.................................................................. 111
ROW Entity.................................................................  19
ROW Group..................................................................  19
ROW/ROE Entities........................................................... 122
Schedule 13D Filer.........................................................  85
SEC........................................................................  83
Second Notice Period.......................................................  85
Second Offer...............................................................  85
Second Offer Price.........................................................  85
Secretary of State.........................................................  17
Section 3(b)(v) Conversion Date............................................  81
Securities Act.............................................................  85
Services Agreements........................................................ 122
Shares.....................................................................  85
Special Deadlock Matter.................................................... 117

DEFINED TERMS                                                               PAGE
-------------                                                               ----
Special Meeting............................................................   1
Spinco.....................................................................   5
Spin-Off Investment Agreement..............................................  94
Sprint.....................................................................   1
Sprint Board...............................................................   1
Sprint Common Stock........................................................   1
Sprint Eligible Notes......................................................  86
Sprint Fifth Series........................................................   1
Sprint First Series........................................................   1
Sprint Fourth Series.......................................................  13
Sprint Parties.............................................................  14
Sprint Price Range.........................................................   8
Sprint Rights Plan.........................................................  13
Sprint Second Series.......................................................   1
Sprint Sub.................................................................   3
Sprint Telecommunications Venture..........................................   3
Sprint Third Series........................................................ 125
Sprint Voting Stock........................................................   1
Standstill Agreement.......................................................   2
Stockholders' Agreement....................................................   2
Strategic Investor.........................................................  79
Strategic Merger...........................................................  89
Subject Shares.............................................................  86
Subsequent Percentage Limitation...........................................  82
Summary....................................................................   1
Supplemental Preference Stock Closing......................................  12
Target Price...............................................................   5
Termination Notice......................................................... 118
Trademark License Agreements............................................... 121
Trademarks................................................................. 122
Transactions...............................................................   6
Transferring Stockholder...................................................  85
Transition Plan............................................................ 119
Venture Closing............................................................  19
Venture Interests..........................................................  14

                                                                       EXHIBIT A

                         Opinion of Financial Advisor
                         ----------------------------


Dillon, Read & Co., Inc.
                                                          535 Madison Avenue
                                                       New York, New York, 10022
                                                              212-906-7000





                                                          November 21, 1995

Board of Directors
Sprint Corporation
2330 Shawnee Mission Parkway
Westwood, Kansas 66205

Gentlemen and Madam:

  We understand that Sprint Corporation ("Sprint") and France Telecom ("FT") and Deutsche Telekom AG ("DT") have entered into an Investment Agreement dated as of July 31, 1995, as amended as of November 21, 1995 (the "Investment Agreement") pursuant to which Sprint will issue to FT and DT (and/or certain of their designated subsidiaries) 86,236,036 shares of Class A Common Stock, par value $2.50 per share ("Class A Common Stock"), of Sprint, representing in total approximately 20% of the shares of Sprint common stock to be outstanding following such issuance, as determined based on the amount of Sprint common stock outstanding as of June 14, 1994 (as further described below, the "Investment"). If the previously announced tax free spin-off by Sprint of its cellular operations (the "Cellular Spin-Off") has been abandoned, the purchase price of the Class A Common Stock will be between $47.225 and $48.704 per share if the average closing market price of the Common Stock, par value $2.50 per share ("Sprint Common Stock"), of Sprint for the 20 consecutive trading days ended 15 trading days before the initial closing of the Investment (the "First Closing") is at or above $34.982 per share. If the Cellular Spin-Off has occurred, certain specified adjustments will be made to the purchase price of the Class A Common Stock and to the $34.982 per share threshold to reflect the fact that the Cellular Spin-Off has taken place, since FT and DT have elected not to receive shares of the spun-off entity in the Cellular Spin-Off.

  The closing of the purchase of the Class A Common Stock may be deferred and an interim investment by FT and DT (and/or certain of their designated subsidiaries) in Class A Preference Stock, par value $1.00 per share ("Class A Preference Stock"), of Sprint will be made, however, if the average closing market price of the Sprint Common Stock (the "First Closing Average Sprint Price") for the 20 consecutive trading day period ended 15 trading days prior to the First Closing is not at or above $34.982 per share (or a lower specified threshold if the Cellular Spin-Off has occurred) or if the Cellular Spin-Off has not been consummated or has not been abandoned prior to the First Closing. If Class A Preference Stock is purchased at the First Closing, FT and DT will purchase Class A Preference Stock having a liquidation value which, in the aggregate, is between $1.5 billion and $3.0 billion, as determined pursuant to the Investment Agreement. If the average closing market price of Sprint Common Stock for 20 consecutive trading days has reached or reaches an agreed threshold per share and the Cellular Spin-Off has been consummated or abandoned, the Class A Preference Stock would automatically convert into Class A Common Stock and FT and DT would purchase the balance of the shares of Class A Common Stock in accordance with the Investment Agreement at a subsequent closing, subject to the right of FT and DT to defer such conversion in certain limited circumstances.

  The Investment Agreement also provides that, if FT and DT purchase only $1.5 billion of Class A Preference Stock at the First Closing because the First Closing Average Sprint Price is below the specified threshold, FT and DT will purchase additional shares of Class A Preference Stock at one or more subsequent

Dillon, Read & Co., Inc.


Sprint Corporation

November 21, 1995

Page 2

closings if thereafter the average closing market price of Sprint Common Stock for a 20 consecutive day trading period exceeds the specified threshold and the Cellular Spin-Off has not been consummated or has not been abandoned. Such purchases would be in an amount having a liquidation value which in the aggregate is between $0.5 billion and $1.5 billion (as determined by Sprint).
In addition, under certain limited circumstances FT and DT may elect to defer conversion of the Class A Preference Stock into Class A Common Stock, and in such event they will be required to purchase additional shares of Class A Preference Stock at a supplemental preference stock closing. Shares of Class A Preference Stock issued to FT and DT (and/or certain of their designated subsidiaries), if any, will be convertible into shares of Class A Common Stock. The dividend rate on the Class A Preference Stock will vary depending on whether the conversion price has been fixed.

  Finally, if the average closing price of the Sprint Common Stock for a consecutive 20 trading day period is below $34.982 per share (or a lower specified threshold if the Cellular Spin-Off has occurred), Sprint may elect (but is not obligated) to (i) sell shares of Class A Common Stock at 135% of such average price if the Cellular Spin-Off has been consummated or abandoned, or (ii) sell shares of Class A Preference Stock with a conversion price equal to 135% of such average price if the Cellular Spin-Off has not been consummated or has not been abandoned. In addition, if such average price is below $34.982 per share (or a lower specified threshold if the Cellular Spin-Off has occurred), FT and DT may elect (but are not obligated) to (i) purchase shares of Class A Common Stock at $47.225 per share if the Cellular Spin-Off has been abandoned, (ii) purchase shares of Class A Common Stock at $47.225 per share minus a specified adjustment factor if the Cellular Spin-Off has been consummated, or (iii) purchase shares of Class A Preference Stock with a conversion price fixed at $47.225 per share if the Cellular Spin-Off has not been consummated or has not been abandoned. If Class A Preference Stock is issued in these circumstances, once the Cellular Spin-Off has been consummated or abandoned, the Class A Preference Stock would convert into Class A Common Stock and FT and DT would purchase the balance of the shares of Class A Common Stock, in each case at the conversion price so fixed (subject to a specified adjustment factor if the Cellular Spin-Off has been consummated).

  We also understand that in connection with the Investment, Sprint, FT and DT have entered into an agreement dated as of June 22, 1995 (the "Joint Venture Agreement") establishing an international joint venture among the three parties (the "Joint Venture"). In establishing the Joint Venture, the three parties will each contribute certain specific assets which will comprise its initial operations.

  You have asked us whether, in our opinion, the consideration to be paid in connection with the Investment is fair, from a financial point of view, to Sprint.

  In arriving at our opinion, we have, among other things (i) reviewed the Investment Agreement, the amendments to Sprint's Articles of Incorporation and Bylaws contemplated by the Investment Agreement, the other agreements to be executed pursuant to the Investment Agreement (the "Related Investment Documents") (or the forms thereof in the case of Related Investment Documents which have not yet been executed), the Joint Venture Agreement and the other agreements to be executed pursuant to the Joint Venture Agreement (the "Related Joint Venture Documents") (or the forms thereof in the case of the Related Joint Venture Documents which have not yet been executed), (ii) analyzed certain historical business and financial information relating to Sprint, including Annual Reports to Stockholders and Annual Reports on Form 10-K for the five fiscal years ended December 31, 1994 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 1995, June 30, 1995 and September 30, 1995,
(iii) reviewed certain internal financial

Dillon, Read & Co., Inc.


Sprint Corporation

November 21, 1995

Page 3


analyses and forecasts for Sprint prepared by its management, (iv) reviewed publicly available financial and stock market data of certain companies we deemed comparable to significant components of Sprint's business, (v) reviewed the reported price and trading activity for Sprint Common Stock, (vi) compared the financial terms of the Investment to other comparable minority investments in other public companies, (vii) analyzed the earnings and cash flow characteristics of the respective assets to be contributed to the Joint Venture by Sprint and FT and DT, (viii) considered the pro forma effect of the Investment on Sprint's capitalization, certain credit statistics, earnings, cash flow and book value, (ix) reviewed the Proxy Statement dated November 21, and (x) conducted such other financial studies, analyses and investigations as we deemed appropriate. We also held discussions with members of the senior management of Sprint regarding the business operations, financial condition, future prospects and strategic objectives of Sprint, both on a stand alone basis and with respect to the Joint Venture. In rendering our opinion we have also taken into consideration Sprint senior management's view that business opportunities and operational benefits will be derived by Sprint from the Investment and the Joint Venture. We have also taken into account the possible effects of certain provisions of the Investment Agreement, the Related Investment Documents, the amendments to Sprint's Articles of Incorporation contemplated by the Investment Agreement, and the Joint Venture Agreement on the ability of Sprint to enter into business combinations and effect the disposition of certain assets.

  We have relied without independent verification upon the accuracy and completeness of all of the financial and other information reviewed by us for purposes of this opinion. We also relied upon the management of Sprint as to the reasonableness and achievability of the financial and operating forecasts (and the assumptions and bases therefor) provided to us and assumed that such forecasts reflected the best currently available estimates and judgments of management. We did not make an independent evaluation or appraisal of the assets and liabilities of Sprint. In rendering our opinion we were not authorized by the Board of Directors of Sprint to solicit any other potential investors in Sprint. Further, it is our understanding, based upon discussions with senior management and counsel to Sprint and our review of the Investment Agreement and the Related Investment Documents that FT and DT will not acquire control of the management of Sprint as a result of the Investment.

  We have provided Sprint with certain investment banking services from time to time and have acted as its financial advisor in connection with the Investment Agreement. In addition, we have acted as a financial advisor to Sprint in connection with the Cellular Spin-Off. Dillon Read is a full service securities firm and in the course of normal trading activities may from time to time effect transactions and hold positions in the securities of Sprint.

  Based upon and subject to the foregoing, it is our opinion, as of the date hereof, that the consideration to be paid in connection with the Investment is fair, from a financial point of view, to Sprint.

                                          Very truly yours,

                                          Dillon, Read & Co. Inc.




                                          /s/ Dillon, Read & Co. Inc.
                                          -------------------------------------

                                                                       EXHIBIT B


                              INVESTMENT AGREEMENT

                                     AMONG

                              SPRINT CORPORATION,

                                 FRANCE TELECOM

                                      AND

                              DEUTSCHE TELEKOM AG

                           DATED AS OF JULY 31, 1995

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
 ARTICLE I DEFINITIONS.....................................................   5
 ARTICLE II PURCHASE AND SALE OF SHARES....................................  23
  Section  2.1.  First Closing............................................   23
  Section  2.2.  Additional Preference Stock Closing......................   26
  Section  2.3.  Supplemental Preference Stock Closing....................   28
  Section  2.4.  Deferred Common Stock Closing............................   28
  Section  2.5.  Purchases of Optional Shares.............................   29
  Section  2.6.  Antidilution.............................................   31
  Section  2.7.  Reduction of Purchased Shares............................   31
  Section  2.8.  Effect of Conversion.....................................   31
 ARTICLE III CONDITIONS TO THE FIRST CLOSING...............................  32
  Section  3.1.  Conditions to Each Party's Obligations...................   32
  Section  3.2.  Conditions to the Buyers' Obligations....................   33
  Section  3.3.  Conditions to the Company's Obligations..................   35
 ARTICLE IV CONDITIONS TO AN ADDITIONAL PREFERENCE STOCK CLOSING,
             SUPPLEMENTAL PREFERENCE STOCK CLOSING AND
             DEFERRED COMMON STOCK CLOSING.................................  35
  Section  4.1.  Condition to Each Party's Obligations....................   35
  Section  4.2.  Conditions to the Buyers' Obligations....................   36
  Section  4.3.  Conditions to the Company's Obligations..................   37
  Section  4.4.  Effect of Certain Breaches...............................   38
 ARTICLE V CONDITIONS TO THE OPTIONAL SHARES CLOSING.......................  38
  Section  5.1.  Condition to Each Party's Obligations....................   38
  Section  5.2.  Conditions to the Buyers' Obligations....................   38
  Section  5.3.  Conditions to the Company's Obligations..................   40
  Section  5.4.  Effect of Certain Breaches...............................   41
 ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE COMPANY..................  41
  Section  6.1.  Organization, Qualification, Etc.........................   41
  Section  6.2.  Capital Stock and Other Matters..........................   41
  Section  6.3.  Validity of Shares.......................................   42
  Section  6.4.  Corporate Authority; No Violation........................   42
  Section  6.5.  Company Reports and Financial Statements.................   43
  Section  6.6.  Absence of Certain Changes or Events.....................   43
  Section  6.7.  Investigations; Litigation...............................   43
  Section  6.8.  Proxy Statement; Other Information.......................   44
  Section  6.9.  Certain Tax Matters......................................   44
  Section  6.10. Amendments of the Rights Agreement.......................   44
  Section  6.11. Other Registration Rights................................   44
  Section  6.12. Takeover Statutes........................................   44
  Section  6.13. Vote Required; Board Recommendation......................   45
  Section  6.14. Long Distance Business...................................   45
 ARTICLE VII REPRESENTATIONS AND WARRANTIES OF THE BUYERS..................  45
  Section  7.1.  Representations and Warranties of FT.....................   45
  Section  7.2.  Representations and Warranties of DT.....................   47

                                                                           PAGE
                                                                           ----
 ARTICLE VIII COVENANTS OF THE COMPANY....................................  48
  Section  8.1.  Conduct of Business by the Company......................   48
  Section  8.2.  Access and Information..................................   49
  Section  8.3.  No Solicitation, Etc....................................   49
  Section  8.4.  Stockholders Approval...................................   50
  Section  8.5.  Proxy Statement Filings.................................   50
  Section  8.6.  Use of Proceeds.........................................   50
  Section  8.7.  Advice of Changes.......................................   50
  Section  8.8.  No Action Relating to Takeover Statutes; Applicability
                  of Future Statutes and Regulations.....................   51
  Section  8.9.  Spin-offs...............................................   51
  Section  8.10. Conduct of Business of Cellular.........................   51
 ARTICLE IX OTHER AGREEMENTS..............................................  52
  Section  9.1.  Information for Inclusion in the Proxy Statement........   52
  Section  9.2.  Further Assurances......................................   53
  Section  9.3.  Public Announcements....................................   53
  Section  9.4.  Notification............................................   54
  Section  9.5.  Brokers or Finders......................................   54
  Section  9.6.  Notice of Proposals Regarding Acquisition Transactions..   54
  Section  9.7.  Execution of Standstill Agreement.......................   55
  Section  9.8.  Confidentiality Agreements..............................   55
  Section  9.9.  Actions by FT and DT in Connection with the Cellular
                  Spin-off...............................................   55
  Section  9.10. Adjustment Certificates.................................   55
 ARTICLE X TERM AND TERMINATION...........................................  55
  Section 10.1.  Termination.............................................   55
  Section 10.2.  Reimbursement of Expenses...............................   57
 ARTICLE XI MISCELLANEOUS.................................................  57
  Section 11.1.  Survival of Representations and Warranties..............   57
  Section 11.2.  Assignment..............................................   58
  Section 11.3.  Entire Agreement........................................   58
  Section 11.4.  Expenses................................................   59
  Section 11.5.  Waiver, Amendment, Etc..................................   59
  Section 11.6.  Binding Agreement; No Third Party Beneficiaries.........   59
  Section 11.7.  Notices.................................................   59
  Section 11.8.  GOVERNING LAW; DISPUTE RESOLUTION;
                  EQUITABLE RELIEF.......................................   60
  Section 11.9.  Severability............................................   61
  Section 11.10. Translation.............................................   61
  Section 11.11. Table of Contents; Headings; Counterparts...............   62
  Section 11.12. Waiver of Immunity......................................   62
  Section 11.13. Continuing Director Approval............................   62
  Section 11.14. Currency................................................   62

 EXHIBIT A--Form of Qualified Subsidiary Standstill Agreement
 EXHIBIT B--Form of Registration Rights Agreement
 EXHIBIT C--Form of Standstill Agreement
 EXHIBIT D--Form of Stockholders' Agreement

EXHIBIT E--Form of Strategic Investor Standstill Agreement

EXHIBIT F--Matters to be addressed by Company Counsel Opinions (First Closing)

EXHIBIT G--Matters to be addressed by FT Counsel Opinions (First Closing)

EXHIBIT H--Matters to be addressed by DT Counsel Opinions (First Closing)

EXHIBIT I--Matters to be addressed by Company General Counsel Opinion (Article IV Closing)

EXHIBIT J--Matters to be addressed by Company General Counsel Opinion (Optional
 Shares Closing)

EXHIBIT K--Form of Assumption Agreement

SCHEDULE A--Associate Positions of FT

SCHEDULE B--Associate Positions of DT

SCHEDULE C--Permitted Cellular Actions

                              INVESTMENT AGREEMENT

  Investment Agreement, dated as of July 31, 1995 (the "Agreement"), among Sprint Corporation, a corporation organized under the laws of Kansas (the "Company"); France Telecom, an exploitant public formed under the laws of France ("FT"); and Deutsche Telekom AG, an Aktiengesellschaft formed under the laws of Germany ("DT").

                                    RECITALS

  Whereas, the Company, Sprint Global Venture, Inc., a wholly-owned subsidiary of the Company ("Sprint Sub"), FT and DT have agreed to form a joint venture (the "Joint Venture") to provide telecommunications services as provided in the Joint Venture Agreement, dated as of June 22, 1995, among FT, DT, the Company and Sprint Sub (the "Joint Venture Agreement") and to pursue various telecommunications opportunities around the world as further provided therein; and

  Whereas, FT and DT (each a "Buyer") desire to purchase certain shares of capital stock from the Company and the Company desires to sell such shares to FT and DT, all in accordance with the terms and conditions hereof.

  Now, Therefore, in consideration of the mutual covenants and obligations set forth herein, each of FT, DT and the Company (each a "Party") agrees as follows:

                                   ARTICLE I

                                  DEFINITIONS

  The following capitalized terms used in this Agreement shall have the following meanings:

  "Acquiring Person Statement" has the meaning set forth in Section 6.8(a) hereof.

  "Acquisition" means the acquisition by Cellular of assets (which may include the acquisition of the common equity interests in a Person) that constitute a business that, prior to such acquisition, has been operated as a company or a division or has otherwise been operated as a separate business.

  "Acquisition Proposal" has the meaning specified in Section 8.3(a) hereof.

  "Additional Preference Stock Closing" has the meaning specified in Section 2.2(b) hereof.

  "Additional Preference Stock Closing Date" has the meaning set forth in
Section 2.2(b) hereof.

  "Additional Preference Stock Closing Notice" has the meaning set forth in
Section 2.2(c) hereof.

  "Adjusted Cellular Price" means the Average Cellular Price multiplied by the Capitalization Ratio.

  "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, such Person, provided that (a) no JV Entity shall be deemed an Affiliate of any Party unless (i) FT, DT and Atlas own a majority of the Voting Power of such JV Entity and the Company does not have the Tie-Breaking Vote (as defined in Section 18.1 of the Joint Venture Agreement), or (ii) FT, DT or Atlas has the Tie-Breaking Vote; (b) FT, DT and the Company shall not be deemed Affiliates of each other; (c) Atlas shall be deemed an Affiliate of FT and DT; and (d) the term "Affiliate" shall not include any Governmental Authority of France or Germany or any other Person Controlled, directly or indirectly, by any such Governmental Authority, except in each case for FT, DT, Atlas and any other Person directly, or indirectly through one or more intermediaries, Controlled by FT, DT or Atlas.

  "Amendment" means a Certificate of Amendment to the Articles, satisfactory in form and substance to each Party.

  "Applicable Law" means all applicable provisions of all (a) constitutions, treaties, statutes, laws (including common law), rules, regulations, ordinances or codes of any Governmental Authority, and (b) orders, decisions, injunctions, judgments, awards and decrees of any Governmental Authority.

  "Articles" means the Articles of Incorporation of the Company, as amended or supplemented from time to time.

  "Article IV Closing" has the meaning specified in Section 4.1 hereof.

  "Associate" has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act, provided that when used to indicate a relationship with FT or DT or their respective Subsidiaries or Affiliates, the term "Associate" shall mean
(a) in the case of FT, any Person occupying any of the positions listed on Schedule A hereto, and (b) in the case of DT, any Person occupying any of the positions listed on Schedule B hereto, provided, further, that, in each case, no Person occupying any such position described in clause (a) or (b) hereof shall be deemed an "Associate" of FT or DT, as the case may be, unless the Persons occupying all such positions described in clauses (a) and (b) hereof Beneficially Own, in the aggregate, more than 0.2% of the Voting Power of the Company.

  "Atlas" means the company to be formed as a societe anonyme under the laws of Belgium pursuant to the Joint Venture Agreement, dated as of December 15, 1994, between FT and DT, as amended.

  "Average Cellular Price" means, subject to adjustment as provided in the Class A Provisions, the average of the Closing Prices of a share of Cellular Common Stock for the 20 consecutive Trading Days on which such shares are traded "regular way" starting on the first such Trading Day after the Cellular Spin-off Date.

  "Average Price" means, as to a security, the average of the Closing Prices of a security for the 20 consecutive Trading Days ending on the fifteenth Trading Day prior to the date of determination or ending on such other date specified herein.

  "Average Sprint Price" means, subject to adjustment as provided in the Class A Provisions, the Average Price of a share of Common Stock at the date of determination specified herein. For purposes of this definition, if any portion of the relevant determination period occurs prior to the Cellular Spin-off and the Closing Price of Common Stock on any Trading Day during the determination period is quoted "ex" the distribution of Cellular Common Stock, the Closing Price of the Common Stock for such Trading Day will be adjusted by adding the product of the Closing Price of the Cellular Common Stock for such Trading Day multiplied by the Capitalization Ratio.

  "Beneficial Owner" (including, with its correlative meanings, "Beneficially Own" and "Beneficial Ownership"), with respect to any securities, means any Person which:

    (a) has, or any of whose Affiliates or Associates has, directly or indirectly, the right to acquire (whether such right is exercisable immediately or only after the passage of time) such securities pursuant to any agreement, arrangement or understanding (whether or not in writing), including, without limitation, pursuant to this Agreement and the Stockholders' Agreement, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise;

    (b) has, or any of whose Affiliates or Associates has, directly or indirectly, the right to vote or dispose of (whether such right is exercisable immediately or only after the passage of time) or "beneficial ownership" of (as determined pursuant to Rule 13d-3 under the Exchange Act but including all such securities which a Person has the right to acquire beneficial ownership of whether or not such right is exercisable within the 60-day period specified therein) such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing); or

    (c) has, or any of whose Affiliates or Associates has, any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any securities which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate thereof), provided that Class A Stock and Common Stock held by one of FT or DT or its Affiliates or Associates shall not also be deemed to be Beneficially Owned by the other of FT or DT or its Affiliates or Associates.

  "Board of Directors" means the board of directors of the Company.

  "Burdensome Condition" means any requirement or condition that: (a) imposes any material limitation on the ability or right of any Party or any of their respective Subsidiaries to hold, or requires any Party or any of their respective Subsidiaries to dispose of, any material interest in any material portion of the assets of such Party, as the case may be, and its respective Subsidiaries taken as a whole; (b) imposes any material limitation on the ability or right of any Party or any of their respective Subsidiaries to conduct any business (other than the investment contemplated by this Agreement, the Transactions or the Atlas Transactions (each as defined in the Joint Venture Agreement)) which such Party or any of their respective Subsidiaries has publicly announced as of the date hereof an intention to conduct and which business is material in relation to such Party, as the case may be, and its respective Subsidiaries, taken as a whole; (c) materially limits the ability or right of any Party, Sprint Sub or Atlas to acquire or hold, or requires any Party, Sprint Sub or Atlas to dispose of, any material interest in the GBN Group or a Regional Operating Group (each as defined in the Joint Venture Agreement); (d) materially limits the ability or right of any Party, Sprint Sub or Atlas to exercise its governance rights with respect to the Joint Venture or any of the JV Entities; (e) otherwise would have a Material Adverse Effect on the Joint Venture or would be materially adverse to the ability of any Party, Sprint Sub or Atlas to receive the economic benefits of the Joint Venture; (f) materially limits the ability or right of either FT or DT to acquire or hold or dispose of any shares of Class A Stock; (g) materially limits the ability or right of FT or DT to exercise its rights relating to, or receive the economic benefits of, the investment pursuant to this Agreement, the Other Agreements, the Bylaws as amended by the Bylaws Amendment or the Articles as amended by the Amendment; (h) materially and adversely affects the ability of any Party to perform its obligations under, or puts in doubt in any material respect the validity of, this Agreement, the Other Agreements, the Bylaws as amended by the Bylaws Amendment or the Articles as amended by the Amendment; (i) otherwise would have a Material Adverse Effect on such Party and its Subsidiaries taken as a whole; or (j) in the case of a Buyer, would affect materially and adversely the intrinsic value of an investment in the Company's equity securities (provided that a change in the Market Price of the Company's equity securities arising from any such requirement or condition shall not, in and of itself, be deemed to affect materially and adversely the intrinsic value of an investment in the Company's equity securities) (any of the foregoing, a "Burdensome Condition"), provided that if each Party affected, directly or indirectly, by any condition or requirement (or, in the case of a Subsidiary so affected, the Parent or Parents thereof that are a Party or Parties) provides a notice to each other Party stating that such condition or requirement shall no longer be deemed a Burdensome Condition, such condition or requirement shall no longer be deemed a Burdensome Condition for any purpose under this Agreement and provided, further, that no Party may declare a Burdensome Condition under clause (b) if such material limitation is imposed pursuant to Section 310(b) of the Communications Act due to the investment contemplated by this Agreement and such material limitation would not be imposed but for the investment contemplated by this Agreement. For purposes of this definition, no Qualified Subsidiary or Qualified Stock Purchaser shall be deemed to be a "Party."

  "Business Combination Statute" shall have the meaning set forth in Section 3.2(e) hereof.

  "Business Day" means any day other than a day on which commercial banks in The City of New York, Paris, France, or Frankfurt am Main, Germany, are required or authorized by law to be closed.

  "Buyer" has the meaning set forth in the second WHEREAS clause.

  "Bylaws" means the Bylaws of the Company, as amended or supplemented from time to time.

  "Bylaws Amendment" means an amendment to the Bylaws, satisfactory in form and substance to each Party.

  "Capitalization Ratio" means the quotient of the number of shares of Cellular Common Stock outstanding immediately following the Cellular Spin-off, divided by the number of shares of Common Stock outstanding immediately following the Cellular Spin-off.

  "Cellular" means (a) until immediately prior to the Cellular Spin-off Date, the Cellular and Wireless Division, (b) immediately prior to the Cellular Spin-off Date, the direct or indirect wholly owned subsidiary of the Company owning the assets of the Cellular and Wireless Division, the shares of which subsidiary are to be distributed to the Company's stockholders in connection with the Cellular Spin-off, and (c) on and after the Cellular Spin-off Date, such company, provided that the term "Cellular" shall not include any assets retained by the Company after the Cellular Spin-off Date.

  "Cellular and Wireless Division" means the Cellular and Wireless Communications Services Division of the Company.

  "Cellular Common Stock" means the shares of common stock of Cellular.

  "Cellular Guarantee" means any liability, contingent or otherwise, of the Company or any of its Affiliates (other than Cellular, the Subsidiaries of Cellular and any Affiliates Controlled by Cellular) to make any payment with respect to, or cause performance of, any indebtedness or lease, purchase or other obligation of Cellular that is to be paid, discharged or otherwise performed after the Cellular Spin-off Date, including without limitation, liabilities and obligations such as keepwell agreements and arrangements to make payments for services irrespective of the non-delivery of such services.

  "Cellular Liabilities" means all liabilities and obligations of any nature of Cellular and, as to periods when Cellular is operated as a division of the Company, all liabilities and obligations of the Company whether known or unknown, absolute, accrued, contingent or otherwise, and whether due or to become due, arising out of or directly relating to the operation of Cellular's business.

  "Cellular Spin-off" means the distribution by the Company on a pro rata basis to the holders of the Common Stock of shares of Cellular Common Stock representing all of the common equity of Cellular.

  "Cellular Spin-off Date" means the date on which shares of Cellular Common Stock are distributed to the holders of Common Stock.

  "Cellular Spin-off Reduction Factor" means, subject to adjustment as provided in the Class A Provisions, (a) $5.25, if the Adjusted Cellular Price is not less than $3.25 or more than $7.25, or (b) if the Adjusted Cellular Price is more than $7.25 but not more than $8.25, $5.25 plus 50% of the difference between the Adjusted Cellular Price and $7.25, or (c) if the Adjusted Cellular Price is more than $8.25, $5.75 plus the difference between the Adjusted Cellular Price and $8.25, or (d) if the Adjusted Cellular Price is less than $3.25 but not less than $2.25, $5.25 minus 50% of the difference between $3.25 and the Adjusted Cellular Price or (e) if the Adjusted Cellular Price is below $2.25, $4.75 minus the difference between $2.25 and the Adjusted Cellular Price. Notwithstanding the foregoing, (i) if the Net Cellular Indebtedness immediately after the Cellular Spin-off exceeds $2.955, each dollar amount set forth in the first sentence of this definition (other than the Adjusted Cellular Price) shall be reduced dollar-for-dollar by such excess; (ii) if $2.955 exceeds the Net Cellular Indebtedness, each such dollar amount shall be increased dollar-for-dollar by such excess; and (iii) if Cellular has effected any Acquisition and/or Disposition after June 22, 1995 and prior to the Cellular Spin-off Date, such dollar amounts shall be increased by the Net Cellular Acquisition Amount, if positive, and decreased by the absolute value of the Net Cellular Acquisition Amount, if negative.

  "Cellular System" means a domestic public cellular radio telecommunications service system licensed under Part 22 of the rules of the FCC, as amended from time to time.

  "Change of Control" means a:

    (a) decision by the Board of Directors to sell Control of the Company or not to oppose a third party tender offer for Voting Securities of the Company representing more than 35% of the Voting Power of the Company; or

    (b) change in the identity of a majority of the Directors due to (i) a proxy contest (or the threat to engage in a proxy contest) or the election of Directors by the holders of Preferred Stock; or (ii) any unsolicited tender, exchange or other purchase offer which has not been approved by a majority of the Independent Directors, provided that a Strategic Merger shall not be deemed to be a Change of Control and, provided, further, that any transaction between the Company and FT and DT or otherwise involving FT and DT and any of their direct or indirect Subsidiaries which are party to a Contract therefor shall not be deemed to be a Change of Control.

  "Class A Common Issuance Date" means the date the Company first issues shares of Class A Common Stock.

  "Class A Common Stock" means the Class A Common Stock of the Company.

  "Class A Conversion Shares" means the shares of Class A Common Stock or Common Stock into which the then outstanding shares of Class A Preference Stock (or, as the case may be, a specified number of shares of Class A Preference Stock) would, at the time of determination, be convertible at the then applicable Conversion Price if the conditions to establishment of the Conversion Date had been met.

  "Class A Holders" means the holders of the Class A Stock.

  "Class A Preference Stock" means the Class A Preference Stock of the Company.

  "Class A Provisions" means that portion of Paragraph 7 of the Amendment entitled "GENERAL PROVISIONS RELATING TO CLASS A STOCK."

  "Class A Stock" means the Class A Common Stock or, if shares of the Class A Preference Stock are outstanding, the Class A Preference Stock.

  "Closing Price" means, with respect to a security on any day, the last sale price, regular way, or in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if such security is not listed or admitted to trading on such exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the security is listed or admitted to trading or, if the security is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use, or, if on any such date such security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the security selected in good faith by the Board of Directors. If the security is not publicly held or so listed or publicly traded, "Closing Price" means the Fair Market Value of such security.

  "Code" means the Internal Revenue Code of 1986, as amended.

  "Common Stock" means the Common Stock of the Company.

  "Communications Act" means the Communications Act of 1934, as amended, and the rules and regulations from time to time promulgated thereunder. Any reference to a particular section of the Communications Act shall refer to such section as the same may be hereafter renumbered or otherwise amended.

  "Company" has the meaning set forth in the preamble.

  "Company Disclosure Schedule" means the disclosure schedule of the Company delivered to FT and DT on the date hereof.

  "Continuing Director" means any Director who is unaffiliated with the Buyers and their "affiliates" and "associates" (as each such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as in effect on October 1,
1982) and was a Director prior to the time that any Buyer or any such affiliate or associate became an Interested Stockholder (as such term is defined in the Fair Price Provisions) and any successor of a Continuing Director if such successor is not affiliated with any such Interested Stockholder and is recommended or elected to succeed a Continuing Director by a majority of Continuing Directors, provided that such recommendation or election shall only be effective if made at a meeting of Directors at which at least seven Continuing Directors are present.

  "Contract" means any loan or credit agreement, note, bond, indenture, mortgage, deed of trust, lease, franchise, contract, or other agreement, obligation, instrument or binding commitment of any nature.

  "Control" means, with respect to a Person or Group, any of the following:

    (a) ownership by such Person or Group of Votes entitling it to exercise in the aggregate more than 35 percent of the Voting Power of the entity in question; or

    (b) possession by such Person or Group of the power, directly or indirectly, (i) to elect a majority of the board of directors (or equivalent governing body) of the entity in question; or (ii) to direct or cause the direction of the management and policies of or with respect to the entity in question, whether through ownership of securities, by contract or otherwise.

  "Control Share Acquisitions Plan" means the plan of FT and DT and, if applicable, certain of their Qualified Subsidiaries identified and described in the Acquiring Person Statement to make a control share acquisition, within the meaning of the Kansas Control Share Acquisitions Statute, for one-fifth or more, but less than one-third, of all the voting power of the Company, evidenced by this Agreement and the Stockholders' Agreement.

  "Conversion Date" has the meaning specified in Section 3(a)(i) of the Class A Provisions.

  "Conversion Price" means the applicable conversion price for shares of Class A Preference Stock provided for in Section 3(b) of the Class A Provisions.

  "Core Business" means all businesses in the fields of telecommunications and information technology and applications, and equipment, software applications and consumer and business services related thereto or making use of the technology thereof, including value-added consumer and business services generated through or as a result of underlying telecommunications services using all technology (voice, data and image) and physical transport, network intelligence, and software applications, and cable television (but not including any programming or content-related activities with respect thereto).

  "Damages" has the meaning specified in Section 11.1 hereof.

  "Deferred Common Stock Closing" has the meaning specified in Section 2.4(b) hereof.

  "Deferred Common Stock Closing Date" has the meaning specified in Section 2.4(b) hereof.

  "Director" means a member of the Board of Directors.

  "Disclosure Schedules" means the Company Disclosure Schedule, the FT Disclosure Schedule and the DT Disclosure Schedule.

  "Disposition" means the disposition by Cellular of assets (which may include the disposition of the common equity interests in a Person) that constitute a business that, prior to such disposition, has been operated as a company or a division or has otherwise been operated as a separate business.

  "DT" has the meaning set forth in the preamble.

  "DT Disclosure Schedule" means the disclosure schedule of DT delivered to the Company on the date hereof.

  "DT Investor Confidentiality Agreement" means the confidentiality agreement between the Company and DT, reasonably satisfactory in form and substance to each Party.

  "ESMR" means any commercial mobile radio service and the resale of such service, of the type authorized under the rules for Specialized Mobile Radio Services designated under Subpart S of Part 90 of the FCC's rules or similar Applicable Laws of any other country in effect on the date hereof, including the networking, marketing, distribution, sales, customer interface and operations functions relating thereto.

  "Europe" means the current geographic area covered by the following countries and territories located on the European continent, plus, in the case of France, its territories and possessions located outside the European continent:
Albania, Andorra, Austria, Belgium, Bosnia-Hercegovina, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Gibraltar, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Macedonia, Malta, Monaco, Montenegro, Netherlands, Norway, Poland, Portugal, Romania, San Marino, Serbia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, Ukraine, United Kingdom, and Vatican City.

  "Excess Shares" has the meaning set forth in Section 2.5(a)(i) hereof.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated from time to time thereunder.

  "Exempt Asset Divestitures" mean, with respect to the Company and its
Subsidiaries:

    (a) Transfers of assets, shares or other equity interests (other than Long Distance Assets) to joint ventures approved by FT and DT prior to the Initial Issuance Date;

    (b) Transfers of assets, shares or other equity interests (other than Long Distance Assets) to (i) any entity in exchange for equity interests in such entity if, after such transaction, the Company owns at least 51 percent of both the Voting Power and equity interests in such entity or
  (ii) any joint venture that is an operating joint venture not controlled by any of its principals and in which (x) the Company has the right, acting alone, to disapprove (and thereby prohibit) decisions relating to acquisitions and divestitures involving more than 20 percent of the Fair Market Value of such entity's assets, mergers, consolidations and dissolution or liquidation of such entity and the adoption of such entity's business plan and (y) Major Competitors of the Joint Venture do not in the aggregate own more than 20% of the equity interests or Voting Power;

    (c) transactions in which the Company exchanges one or more (i) local exchange telephone businesses for one or more such businesses or (ii) public cellular or wireless radio telecommunications service systems for one or more such systems, provided that the Company shall not, directly or indirectly, receive cash in any such transaction in an amount greater than 20 percent of the Fair Market Value of the property or properties Transferred by it;

    (d) Transfers of assets, shares or other equity interests (other than Long Distance Assets) by the Company to any of its Subsidiaries, or by any of its Subsidiaries to the Company or any other Subsidiary of the Company;

    (e) (i) any Spin-off of equity interests of a wholly-owned Subsidiary that is not a Subsidiary which, directly or indirectly, owns Long Distance Assets (for purposes of this definition, the "Spun-off Entity"), provided that, in the case of a Spin-off that is consummated following the Initial Issuance Date, the Class A Holders receive securities in the Spun-off Entity of a separate class with rights no less favorable to the Class A Holders than those applicable to the Class A Stock set forth in the Articles and the Bylaws, or (ii) the Cellular Spin-off, unless a Notice of Abandonment has been delivered;

    (f) Transfers of assets (other than Long Distance Assets) of the Company or any of its Subsidiaries that are primarily or exclusively used in connection with providing information technology or data processing functions or services (collectively, for purposes of this definition, the "IT Assets"), to any Person that regularly provides information technology or data processing functions or services on a commercial basis, in connection with a contractual arrangement (for purposes of this definition, an "IT Service Contract") pursuant to which such Person undertakes to provide information technology or data processing functions or services to the Company or any of its Subsidiaries of substantially the same nature as the services associated with the use of such assets prior to such Transfer and upon commercially reasonable terms to the Company as determined in good faith by the Company, provided that (i) the term of such IT Service Contract shall be for a period at least as long as the weighted average useful life of such assets, or the Company or such Subsidiary shall have the right to cause such IT Service Contract to be renewed or extended for a period at least as long as such weighted average useful life upon commercially reasonable terms to the Company as determined in good faith by the Company, and (ii) the Transfer of such assets will not materially and adversely affect the operation of the Company; or

    (g) Transfers of assets (other than Long Distance Assets or IT Assets) of the Company or any of its Subsidiaries to any Person in connection with any contractual arrangement (for purposes of this definition, a "Non-IT Service Contract") pursuant to which such Person undertakes to provide services to the Company or any of its Subsidiaries of substantially the same nature as the services associated with the use of such assets prior to such Transfer and upon commercially reasonable terms to the Company as determined in good faith by the Company, provided, that (i) the Fair Market Value of such assets, together with the Fair Market Value of assets of the Company Transferred to such Person or other Persons in related transactions, do not represent more than five percent of the Fair Market Value of the assets of the Company, (ii) the Transfer of such assets will not materially and adversely affect the operation of the Company, and (iii) the term of such Non-IT Service Contract shall be for a period at least as long as the weighted average useful life of the assets so Transferred or the Company or such Subsidiary has the right to cause such Non-IT Service Contract to be renewed or extended for a period at least as long as such weighted average useful life upon commercially reasonable terms to the Company as determined in good faith by the Company.

  "Exempt Long Distance Asset Divestitures" mean, with respect to the Company and its Subsidiaries:

    (a) Transfers of Long Distance Assets to a Qualified Joint Venture;

    (b) Transfers of Long Distance Assets to any entity if the Company and its Subsidiaries after such transaction own at least 70 percent of both the Voting Power and equity interests of such entity, provided that if a Major Competitor of FT or DT or of the Joint Venture holds equity interests in such entity, such Major Competitor's equity interest and Votes in such entity as a percentage of the Voting Power of such entity shall not, directly or indirectly, exceed 20 percent;

    (c) Transfers of Long Distance Assets pursuant to an underwritten, widely-distributed public offering at the conclusion of which the Company and its Subsidiaries shall own at least 51 percent of both the Voting Power and equity interests in the entity that owns such Long Distance Assets;

    (d) Transfers in the ordinary course of business of Long Distance Assets determined by the Company to be unnecessary for the orderly operation of the Company's business, and sale-leasebacks of Long Distance Assets and similar financing transactions after which the Company and its Subsidiaries continue in possession and control of the Long Distance Assets involved in such transaction;

    (e) Transfers of Long Distance Assets by the Company to any of its Subsidiaries, or by any of its Subsidiaries to the Company or any other Subsidiary of the Company;

    (f) Transfers of Long Distance Assets to FT or DT or any assignee thereof pursuant to the Stockholders' Agreement;

    (g) any Spin-off of equity interests of a wholly-owned Subsidiary which, directly or indirectly, owns Long Distance Assets (for purposes of this definition, the "Spun-off Entity"), provided that the Class A Holders receive securities in the Spun-off Entity of a separate class with rights no less favorable to the Class A Holders than those applicable to the Class A Stock set forth in the Articles and the Bylaws;

    (h) Transfers of Long Distance Assets of the Company or any of its Subsidiaries that are primarily or exclusively used in connection with providing information technology or data processing functions or services (collectively, for purposes of this definition the "IT Assets"), to any Person that regularly provides information technology or data processing functions or services on a commercial basis, in connection with a contractual arrangement (for purposes of this definition, an "IT Service Contract") pursuant to which such Person undertakes to provide information technology or data processing functions or services to the Company or any of its Subsidiaries of substantially the same nature as the services associated with the use of such Long Distance Assets prior to such Transfer and upon commercially reasonable terms to the Company as determined in good faith by the Company, provided that (i) the term of such IT Service Contract shall be for a period at least as long as the weighted average useful life of such Long Distance Assets, or the Company or such Subsidiary shall have the right to cause such IT Service Contract to be renewed or extended for a period at least as long as such weighted average useful life upon commercially reasonable terms to the Company as determined in good faith by the Company, and (ii) the Transfer of such Long Distance Assets will not materially and adversely affect the operation of the Long Distance Business. Any such IT Service Contract involving Transfers of Long Distance Assets, including any renewal or extension thereof, shall be deemed to be a Long Distance Asset; or

    (i) Transfers of Long Distance Assets (other than IT Assets) of the Company or any of its Subsidiaries to any Person in connection with any contractual arrangement (for purposes of this definition, a "Non-IT Service Contract") pursuant to which such Person undertakes to provide services to the Company or any of its Subsidiaries of substantially the same nature as the services associated with the use of such Long Distance Assets prior to such Transfer and upon commercially reasonable terms to the Company as determined in good faith by the Company, provided that (i) the Fair Market Value of such Long Distance Assets, together with the Fair Market Value of Long Distance Assets Transferred to such Person or other Persons in related transactions, do not represent more than three percent of the Fair Market Value of the Long Distance Assets of the Company, (ii) the Transfer of such Long Distance Assets will not materially and adversely affect the operation of the Long Distance Business, and (iii) the term of such Non-IT Service Contract shall be for a period at least as long as the weighted average useful life of the Long Distance Assets so Transferred or the Company or such Subsidiary has the right to cause such Service Contract to be renewed or extended for a period at least as long as such weighted average useful life upon commercially reasonable terms to the Company as determined in good faith by the Company. Any such Non-IT Service Contract involving Transfers of Long Distance Assets, including any renewal or extension thereof, shall be deemed to be a Long Distance Asset.

  "Existing Confidentiality Agreement" means the Confidentiality Agreement, among the Company, FT and DT, dated as of February 2, 1994.

  "Exon-Florio" means Section 721 of the Defense Production Act of 1950, as amended, and the rules promulgated thereunder.

  "Extraordinary Dividend" means, with respect to capital stock of the Company, a cash dividend or other cash distribution thereon, other than (a) a regular periodic dividend payable in cash; or (b) a dividend payable in accordance with the terms of the Preferred Stock or the Class A Preference Stock.

  "Fair Market Value" means, with respect to any asset, shares or other property, the cash price at which a willing seller would sell and a willing buyer would buy such asset, shares or other property in an arm's-length negotiated transaction without undue time restraints, as determined in good faith by a majority of the Independent Directors as certified in a resolution delivered to all of the Class A Holders.

  "Fair Price Provisions" means ARTICLE SEVENTH of the Articles, and any successor provision thereto.

  "FCC" means the Federal Communications Commission.

  "First Closing" has the meaning specified in Section 2.1(a) hereof.

  "First Closing Company Notice" has the meaning specified in Section 2.1(a) hereof.

  "First Closing FT/DT Notice" has the meaning specified in Section 2.1(a) hereof.

  "First Closing Notice" means either a First Closing Company Notice or a First Closing FT/DT Notice.

  "Fix" or "Fixed" means in relation to the Conversion Price, the initial establishment of the Conversion Price in accordance with Section 3(b) of the Class A Provisions.

  "Fixed Closing Date" means the date of the first closing to occur hereunder after the date on which the Conversion Price is Fixed.

  "France" means the Republic of France, including French Guiana, Guadeloupe, Martinique and Reunion, and its territories and possessions.

  "French Translation Law" means the loi n(degrees) 94-665 du 4 aout 1994 relative a l'emploi de la langue francaise.

  "FT" has the meaning set forth in the preamble.

  "FT Disclosure Schedule" means the disclosure schedule of FT delivered to the Company on the date hereof.

  "FT Investor Confidentiality Agreement" means the confidentiality agreement between the Company and FT, reasonably satisfactory in form and substance to each party.

  "FT Law and Decrees" means (a) Loi n(degrees) 90-568 du 2 juillet 1990 relative a l'organisation du service public de la poste et des telecommunications (as amended by Loi n(degrees) 91-1406 du 31 decembre 1991 portant diverses dispositions d'ordre social), (b) Decret n(degrees) 90-1112 du 12 decembre 1990 portant statut de France Telecom (as amended by Decret n(degrees) 95-460 du 25 avril 1995 modifiant le decret n(degrees) 90-1112 du 12 decembre 1990 portant statut de France Telecom), (c) Decret n(degrees) 90-1213 du 29 decembre 1990 relatif au cahier des charges de France Telecom et au code des postes et telecommunications, and (d) Decret n(degrees) 94-185 du 24 fevrier 1994 approuvant une modification du cahier des charges de France Telecom.

  "GAAP" means United States generally accepted accounting principles as in effect from time to time.

  "Germany" means the Federal Republic of Germany.

  "German Fee Regulations" has the meaning specified in Section 10.2 hereof.

  "Governmental Approval" means any consent, waiver, grant, concession or License of, registration or filing with, or declaration, report or notice to, any Governmental Authority.

  "Governmental Authority" means any federation, nation, state, sovereign, or government, any federal, supranational, regional, state or local political subdivision, any governmental or administrative body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission or other similar dispute resolving panel or body, and any other entity exercising executive, legislative, judicial, regulatory or administrative functions of a government, provided that the term "Governmental Authority" shall not include FT, DT, Atlas or any of their respective Subsidiaries.

  "Group" means any group within the meaning of Section 13(d)(3) of the Exchange Act.

  "HSR Act" has the meaning specified in Section 3.1(a) hereof.

  "Independent Director" means any member of the Board of Directors who (a) is not an officer or employee of the Company, or any Class A Holder, or any of their respective Subsidiaries, (b) is not a former officer of the Company, or any Class A Holder, or any of their respective Subsidiaries, (c) does not, in addition to such person's role as a Director, act on a regular basis, either individually or as a member or representative of an organization, serving as a professional adviser, legal counsel or consultant to the Company, or any Class A Holder, or their respective Subsidiaries, if, in the opinion of the Nominating Committee of the Board of Directors of the Company (the "Nominating Committee") or the Board of Directors if a Nominating Committee is not in existence, such relationship is material to the Company, any Class A Holder, or the organization so represented or such person, and (d) does not represent, and is not a member of the immediate family of, a person who would not satisfy the requirements of the preceding clauses (a), (b) and (c) of this sentence. A person who has been or is a partner, officer or director of an organization that has customary commercial, industrial, banking or underwriting relationships with the Company, any Class A Holder, or any of their respective Subsidiaries, that are carried on in the ordinary course of business on an arms-length basis and who otherwise satisfies the requirements set forth in clauses (a), (b), (c) and (d) of the first sentence of this definition, may qualify as an Independent Director, unless, in the opinion of the Nominating Committee or the Board of Directors if a Nominating Committee is not in existence, such person is not independent of the management of the Company, or any Class A Holder, or any of their respective Subsidiaries, or the relationship would interfere with the exercise of independent judgment as a member of the Board of Directors. A person who otherwise satisfies the requirements set forth in clauses (a), (b), (c) and (d) of the first sentence of this definition and who, in addition to fulfilling the customary director's role, also provides additional services directly for the Board of Directors and is separately compensated therefor, would nonetheless qualify as an Independent Director. Notwithstanding anything to the contrary contained in this definition, each Director as of the date hereof who is not an executive officer of the Company shall be deemed to be an Independent Director hereunder.

  "Initial Conversion Price" means the Conversion Price first Fixed.

  "Initial Issuance Date" means the first date that any shares of Class A Stock are issued.

  "Investment Completion Date" means the date of the Supplemental Preference Stock Closing or the Class A Common Issuance Date, whichever shall first occur.

  "Joint Venture" has the meaning specified in the first WHEREAS clause.

  "Joint Venture Agreement" has the meaning specified in the first WHEREAS clause.

  "Joint Venture Documents" mean the Joint Venture Agreement and the other Operative Agreements (as defined in the Joint Venture Agreement).

  "JV Entity" has the meaning set forth in the Joint Venture Agreement.

  "Kansas Control Share Acquisitions Statute" means Kan. Stat. Ann. Section 17-1286 et seq. (1988).

  "License" means any license, ordinance, authorization, permit, certificate, variance, exemption, order, franchise or approval, domestic or foreign.

  "Lien" means any mortgage, pledge, security interest, adverse claim, encumbrance, lien (statutory or otherwise) or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or similar Applicable Law of any jurisdiction) or any other type of preferential arrangement for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation.

  "Lien Transfer" shall mean the granting of any Lien on any Long Distance Asset, other than:

    (a) a Lien securing purchase money indebtedness that does not have a term longer than the estimated useful life of the Long Distance Asset subject to such Lien;

    (b) Liens or other comparable arrangements relating to the financing of accounts receivable; and

    (c) Liens securing any other indebtedness for borrowed money, provided that (i) the amount of such indebtedness, when added to the aggregate amount of purchase money indebtedness referred to in clause (a) above, does not exceed 30% of the total book value of the Long Distance Assets as at the date of the most recently published balance sheet of the Company, (ii) the indebtedness secured by such Liens is secured only by Liens on Long Distance Assets, (iii) the face amount of such indebtedness does not exceed the book value of the Long Distance Assets subject to such Liens, and (iv) such indebtedness is for a term no longer than the estimated useful life of the Long Distance Assets subject to such Liens.

  "Liquidation Preference" has the meaning set forth in the Class A Provisions.

  "Local Exchange Division" means the Local Communications Services Division of the Company.

  "Long Distance Assets" means:

    (a) the assets reflected in the Company's balance sheet for the year ended December 31, 1994 as included in the Long Distance Division;

    (b) any assets acquired by the Company or any of its Subsidiaries following December 31, 1994 that are reflected in the Company's balance sheet as included in the Long Distance Division;

    (c) any assets of the Company or any of its Subsidiaries that are not reflected in the Company's balance sheet for the year ended December 31, 1994 as included in the Long Distance Division, which after December 31, 1994 are transferred by the Company or any of its Subsidiaries to, or reclassified by the Company or any of its Subsidiaries as part of, the Long Distance Division;

    (d) any assets acquired by the Company after December 31, 1994 that are used or held for use primarily for the benefit of the Long Distance Business; and

    (e) any assets referred to in clauses (a) through (c) above that are used or held for use primarily for the benefit of the Long Distance Business which are transferred or reclassified by the Company or any of its Subsidiaries outside of the Long Distance Division, but which continue to be owned by the Company or any of its Subsidiaries;

provided that the term "Long Distance Assets" shall not include (i) any assets that are used or held for use primarily for the benefit of any Non-Long Distance Business, or (ii) any other assets reflected in the Company's balance sheet for the year ended December 31, 1994 as included in the Cellular and Wireless Division or the Local Exchange Division (other than as such assets in the Cellular and Wireless Division or the Local Exchange Division may be transferred or reclassified in accordance with paragraph (c) of this definition).

  "Long Distance Business" means all long distance telecommunications activities and services of the Company and its Subsidiaries at the relevant time, including (but not limited to) all long distance transport services, switching and value-added services for voice, data, video and multimedia transmission, migration paths and intelligent overlapping architectures, provided that the term "Long Distance Business" shall not include any activities or services primarily related to any Non-Long Distance Business.

  "Long Distance Division" means the Long Distance Communications Services Division of the Company.

  "Lower Threshold Sprint Price" means $34.982 (subject to adjustment as provided in the Class A Provisions).

  "Major Competitor" means (a) with respect to FT or DT, a Person that materially competes with a major portion of the telecommunications services business of FT or DT in Europe, or a Person that has taken substantial steps to become such a Major Competitor and which FT or DT has reasonably concluded, in its good faith judgment, will be such a competitor in the near future in France or Germany, provided that FT and/or DT furnish in writing to the Company reasonable evidence of the occurrence of such steps; (b) with respect to the Company, a Person that materially competes with a major portion of the telecommunications services business of the Company in North America, or a Person that has taken substantial steps to become such a Major Competitor and which the Company has reasonably concluded, in its good faith judgment, will be such a competitor in the near future in the United States of America, provided that the Company furnish in writing to each Class A Holder reasonable evidence of the occurrence of such steps; and (c) with respect to the Joint Venture, a Person that materially competes with a major portion of the telecommunications services business of the Joint Venture, or a Person that has taken substantial steps to become such a Major Competitor and which FT, DT or the Company has reasonably concluded, in its good faith judgment, will be such a competitor in the near future, provided that FT, DT or the Company furnish in writing to each other Party reasonable evidence of the occurrence of such steps.

  "Market Price" means, with respect to a security on any date, the Closing Price of such security on the Trading Day immediately prior to such date. The Market Price shall be deemed to be equal to (a) in the case of a share of Class A Common Stock, the Market Price of a Share of Common Stock; and (b) in the case of a Share of Class A Preference Stock, the Liquidation Preference. The Market Price of any options, warrants, rights or other securities convertible into or exercisable for Class A Common Stock (except for the Class A Preference Shares) shall be equal to the Market Price of options, warrants, rights or other securities convertible into or exercisable for Common Stock upon the same terms and otherwise containing the same terms as such options, warrants, rights or other securities convertible into or exercisable for Class A Common Stock.

  "Material Adverse Effect" means, with respect to any Person, the effect of any event, occurrence, fact, condition or change that is materially adverse to the business, operations, results of operations, financial condition, assets or liabilities of such Person.

  "Maximum Price" means, subject to adjustment as provided in the Class A Provisions, the lesser of (a) 125% of the Average Sprint Price for the relevant period provided for herein and (b) $48.704.

  "Minimum Price" means, subject to adjustment as provided in the Class A Provisions, 135% of the Average Sprint Price for the relevant period provided for herein.

  "MSA" means a "Metropolitan Statistical Area," as such term is defined and modified from time to time by the FCC for purposes of Cellular System licensing.

  "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotations System.

  "Net Cellular Acquisition Amount" means, subject to adjustment as provided in the Class A Provisions, the difference, which may be a negative number, of the aggregate Purchase Prices paid by Cellular for Acquisitions after June 22, 1995, minus the aggregate value of the Sales Prices received by Cellular in connection with Dispositions after June 22, 1995, such difference to be calculated on a per share basis using the number of outstanding shares of Common Stock immediately after the Cellular Spin-off Date.

  "Net Cellular Indebtedness" means, subject to adjustment as provided in the Class A Provisions, the amount of indebtedness for borrowed money of Cellular outstanding immediately after the Cellular Spin-off Date, minus the amount of Cellular's cash at such time, such amount to be calculated on a per share basis using the number of outstanding shares of Common Stock immediately after the Cellular Spin-off Date.

  "New Lower Threshold Sprint Price" means, subject to adjustment as provided in the Class A Provisions, the Lower Threshold Sprint Price minus 96.30% of the Cellular Spin-off Reduction Factor.

  "New Maximum Price" means, subject to adjustment as provided in the Class A Provisions, (a) if the Cellular Spin-off Date occurs prior to the First Closing, the lesser of (i) 125% of the Average Sprint Price for the relevant period specified herein and (ii) $48.704 minus 125% of the Cellular Spin-off Reduction Factor, and (b) if the Cellular Spin-off Date occurs after the First Closing, the Maximum Price minus the product of (i) the lesser of (x) 1.25 and
(y) the quotient of $48.704 divided by such Average Sprint Price used in calculating such Maximum Price, multiplied by (ii) the Cellular Spin-off Reduction Factor.

  "New Minimum Price" means, subject to adjustment as provided in the Class A Provisions, the Minimum Price minus 135% of the Cellular Spin-off Reduction Factor.

  "New Sprint Price Range" means, subject to adjustment as provided in the Class A Provisions, from and including the New Lower Threshold Sprint Price to and including the New Upper Threshold Sprint Price.

  "New Target Price" means, subject to adjustment as provided in the Class A Provisions, the Target Price minus 130% of the Cellular Spin-off Reduction Factor, provided that, if the Cellular Spin-off Date does not occur prior to the First Closing and the Average Sprint Price determined at the date of the First Closing is within the Sprint Price Range, the New Target Price shall be the Target Price minus the product of (a) the quotient of $47.225 divided by such Average Sprint Price, multiplied by (b) the Cellular Spin-off Reduction Factor.

  "New Upper Threshold Sprint Price" means, subject to adjustment as provided in the Class A Provisions, $37.780 minus 104% of the Cellular Spin-off Reduction Factor.

  "New York Stock Exchange" means The New York Stock Exchange, Inc.

  "Non-Long Distance Business" means (a) the ownership of any equity or other interests in the Joint Venture or any of the JV Entities; the enforcement or performance of any of the rights or obligations of the Company or any Subsidiary of the Company pursuant to the Joint Venture Agreement; or any activities or services of the Joint Venture or any of the JV Entities; (b) the Triple Play Activities; (c) any activities or services primarily related to the provision of subscriber connections to a local exchange or switch providing access to the public switched telephone network; (d) any activities or services primarily related to the provision of exchange access services for the purpose of originating or terminating long distance telecommunications services; (e) any activities or services primarily related to the resale by the Local Exchange Division of long distance telecommunications services of the Company or other carriers; (f) any activities or services primarily related to the provision of inter-LATA long distance telecommunications services that are incidental to the local exchange services business of the Local Exchange Division; (g) any activities or services primarily related to the provision of intra-LATA long distance telecommunications services; (h) any activities or services (whether local, intra-LATA or inter-LATA) primarily related to the provision of cellular, PCS, ESMR or paging services, mobile telecommunications services or any other voice, data or voice/data wireless services, whether fixed or mobile, or related to telecommunications services provided through communications satellite systems (whether low, medium or high orbit systems); and (i) the use of the "Sprint" brand name or any other brand names, trade names or trademarks owned or licensed by the Company or any of its Subsidiaries.

  "North America" shall mean the current geographic area covered by the following countries: Canada, the United States of Mexico and the United States of America.

  "Notice of Abandonment" has the meaning specified in Section 2.1(b)(i) hereof, provided that if the Cellular Spin-off Date does not occur on or prior to the fifth anniversary of the Initial Issuance Date, the Company shall be conclusively deemed to have delivered a Notice of Abandonment on such fifth anniversary.

  "Optional Shares" has the meaning specified in Section 2.5(a) hereof.

  "Optional Shares Closing" has the meaning specified in Section 2.5(c) hereof.

  "Other Agreements" mean the Registration Rights Agreement, the Standstill Agreement, the Stockholders' Agreement, the FT Investor Confidentiality Agreement and the DT Investor Confidentiality Agreement.

  "Parent" has the meaning specified in the definition of "Subsidiary".

  "Party" has the meaning set forth in the paragraph following the second WHEREAS clause.

  "Passive Financial Institution" means a bank (or comparable financial institution), insurance company, pension or retirement fund that acquires Voting Securities or other equity interests in a Qualified Subsidiary without the purpose or effect of changing or influencing the control of the Qualified Subsidiary or the Company, nor in connection with or as a participant in any transaction having such purpose or effect, provided that the term "Passive Financial Institution" shall not include any Major Competitor of the Company or of the Joint Venture.

  "PCS" means a radio communications system of the type authorized under the rules for broadband personal communications services designated as Subpart E of
Part 24 of the FCC's rules or similar Applicable Laws of any other country, including the network, marketing, distribution, sales, customer interface and operations functions relating thereto.

  "Percentage Ownership Interest" means, with respect to any Person, that percentage of the Voting Power of the Company represented by Votes associated with the Voting Securities of the Company owned of record by such Person or by its nominees.

  "Person" means an individual, a partnership, an association, a joint venture, a corporation, a business, a trust, any entity organized or existing under Applicable Law, an unincorporated organization or any Governmental Authority.

  "POPs" means, with respect to Cellular, the sum of the products of (a) the percentage ownership interest held by Cellular in each entity licensed or designated to receive a license by the FCC to construct or operate a Cellular System for a particular MSA or MSAs and/or RSA or RSAs, and (b) the number of residents of such MSAs and/or RSAs, as the case may be (as reflected in the figures obtained in the census conducted by the U.S. Census Bureau in 1990).

  "Preferred Stock" means any series of Preferred Stock of the Company, but shall not include the Class A Preference Stock.

  "Proceeding" means any action, litigation, suit, proceeding or formal investigation or review of any nature, civil, criminal, regulatory or otherwise, before any Governmental Authority.

  "Proposals" mean (a) the proposal for the stockholders of the Company to approve this Agreement and the performance by the Company of all transactions and acts on the part of the Company contemplated under this Agreement and the Other Agreements, including the authorization and issuance of shares of the Company's capital stock pursuant to this Agreement, the Stockholders' Agreement and the Articles as amended by the Amendment, (b) the proposal for the stockholders of the Company to approve and adopt the Amendment and the Bylaws Amendment, and (c) the proposal for the stockholders of the Company to (i) approve for purposes of the Kansas Control Share Acquisitions Statute the Control Share Acquisitions Plan, and (ii) accord such shares acquired pursuant to the Control Share Acquisitions Plan voting rights in accordance with Section 17-1294 of the Kansas Control Share Acquisitions Statute.

  "Proxy Statement" means the notices of meeting, proxy statement, forms of proxy and any accompanying letters to stockholders to be distributed by the Company in connection with the Proposals or any schedules or exhibits required to be filed with the SEC in connection therewith.

  "Purchase Price" means, as to Acquisitions by Cellular, the amount paid in cash plus the Fair Market Value of non-cash consideration paid to effect such Acquisition, provided that any indebtedness assumed by Cellular shall not be included in the Purchase Price paid in respect of any Acquisition to the extent that it is included in Net Cellular Indebtedness.

  "Qualified Joint Venture" has the meaning set forth in Article I of the Stockholders' Agreement.

  "Qualified Subsidiary" means any Person which

    (a) is a Subsidiary of either FT or DT or an entity that would be such a Subsidiary if FT's and DT's aggregate ownership in such entity were held individually by one of FT or DT, provided that until the second anniversary of the Initial Issuance Date, no Voting Securities of such entity may be Beneficially Owned by a Major Competitor of the Company or of the Joint Venture, and thereafter no such Major Competitor or Major Competitors may, individually or in the aggregate, Beneficially Own Voting Securities representing ten percent or more of the Voting Power of such entity, and provided, further, that if the Voting Securities of such entity owned directly by FT and DT or indirectly through Wholly-Owned Subsidiaries of either of them are entitled to a number of Votes representing in the aggregate less than 80 percent of the Voting Power of such entity, then:

      (i) the Voting Securities owned directly by FT and DT and Wholly-Owned Subsidiaries, plus Voting Securities, if any, owned by Passive Financial Institutions, must in the aggregate be entitled to a number of Votes representing at least 80 percent of the Voting Power of such entity; and

      (ii) FT and DT and Wholly-Owned Subsidiaries must in the aggregate directly own Voting Securities entitled to a number of Votes representing more than 50 percent of the Voting Power of, and more than 50 percent of the outstanding equity interests in, such entity; and

    (b) has (i) entered into a Qualified Subsidiary Standstill Agreement and a confidentiality agreement satisfactory in form and substance to each Party, and (ii) (x) caused all holders of any of its equity interests (other than FT, DT and Passive Financial Institutions) (each a "Strategic Investor") to enter into a Strategic Investor Standstill Agreement and (y) caused all holders of any of its equity interests (other than FT and DT) to enter into a confidentiality agreement satisfactory in form and substance to each Party.

  "Qualified Subsidiary Standstill Agreement" means a Qualified Subsidiary Standstill Agreement between the Company and a Qualified Subsidiary, substantially in the form of Exhibit A attached hereto.

  "Registration Rights Agreement" means the Registration Rights Agreement, among the Company, FT and DT, dated the Initial Issuance Date, substantially in the form of Exhibit B attached hereto, as it may be amended or supplemented from time to time.

  "Rights" has the meaning set forth in Section 2.5(a)(i) hereof.

  "Rights Agreement" means the Rights Agreement, dated as of August 8, 1989, between the Company and UMB Bank, n.a., as amended on June 4, 1992 and as of July 31, 1995, and as it may be amended or supplemented from time to time.

  "RSA" means a "Rural Service Area," as such term is defined and modified from time to time by the FCC for purposes of Cellular System licensing.

  "Sales Prices" means, as to any Disposition by Cellular, the amount received in cash plus the Fair Market Value of non-cash consideration received to effect such Disposition, provided that any indebtedness assumed or retained by Cellular shall not be deducted from the Sales Price to the extent that it is included in Net Cellular Indebtedness.

  "Schedule of Permitted Cellular Actions" has the meaning specified in Section
8.10 hereof.

  "SEC" means the United States Securities and Exchange Commission.

  "SEC Documents" has the meaning specified in Section 6.5(a) hereof.

  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated from time to time thereunder.

  "Shares" means (a) shares of Class A Stock, Common Stock or any other Voting Securities of the Company, (b) securities of the Company convertible into Voting Securities of the Company and (c) options, warrants or other rights to acquire such Voting Securities, but in the case of this clause (c), excluding any rights of the Class A Holders or FT and DT to acquire Voting Securities of the Company pursuant to the Stockholders' Agreement and this Agreement (but not excluding any Voting Securities received upon the exercise of such rights).

  "Spin-off" means any spin-off or other pro rata distribution of equity interests of a wholly-owned direct or indirect Subsidiary of the Company to the stockholders of the Company, provided that the term "Spin-off" shall not include the Cellular Spin-off unless a Notice of Abandonment has been delivered.

  "Spin-off Investment Agreement" shall have the meaning set forth in Section 7.10(a) of the Stockholders' Agreement.

  "Sprint Price Range" means from and including the Lower Threshold Sprint Price to and including the Upper Threshold Sprint Price.

  "Sprint Sub" has the meaning set forth in the first WHEREAS clause.

  "Standstill Agreement" means the Standstill Agreement, among the Company, FT and DT, dated as of the date hereof, substantially in the form of Exhibit C attached hereto, as it may be amended or supplemented from time to time.

  "Stockholders' Agreement" means the Stockholders' Agreement, among the Company, FT and DT, dated as of the Initial Issuance Date, substantially in the form of Exhibit D hereto (and all exhibits thereto), as it may be amended or supplemented from time to time.

  "Stockholders' Meeting" has the meaning specified in Section 8.4 hereof.

  "Strategic Investor" has the meaning specified in the definition of "Qualified Subsidiary".

  "Strategic Investor Standstill Agreement" means the Strategic Investor Standstill Agreement, between the Company and a Strategic Investor, substantially in the form of Exhibit E attached hereto.

  "Strategic Merger" means a merger or other business combination involving the Company (a) in which the Class A Holders are entitled to retain or receive, as the case may be, voting equity securities of the surviving parent entity in exchange for or in respect of (by conversion or otherwise) such Class A Stock, with an aggregate Fair Market Value equal to at least 75% of the sum of (i) the Fair Market Value of all consideration which such Class A Holders have a right to receive with respect to such merger or other business combination, and (ii) if the Company is the surviving parent entity, the Fair Market Value of the equity securities of the surviving parent entity which the Class A Holders are entitled to retain, (b) immediately after which the surviving parent entity is an entity whose voting equity securities are registered pursuant to Section 12(b) or Section 12(g) of the Exchange Act or which otherwise has any class or series of its voting equity securities held by at least 500 holders and (c) immediately after which no Person or Group (other than the Class A Holders) owns Voting Securities of such surviving parent entity with Votes equal to more than 35 percent of the Voting Power of such surviving parent entity.

  "Subsidiary" means, with respect to any Person (the "Parent"), any other Person in which the Parent, one or more direct or indirect Subsidiaries of the Parent, or the Parent and one or more of its direct or indirect

Subsidiaries (a) have the ability, through ownership of securities individually or as a group, ordinarily, in the absence of contingencies, to elect a majority of the directors (or individuals performing similar functions) of such other Person, and (b) own more than 50% of the equity interests, provided that Atlas shall be deemed to be a Subsidiary of each of FT and DT.

  "Supplemental Preference Stock Closing" has the meaning set forth in Section
2.3 hereof.

  "Supplemental Preference Stock Closing Date" has the meaning set forth in
Section 2.3(b) hereof.

  "Surviving Representations" has the meaning set forth in Section 11.1 hereof.

  "Target Price" means $47.225 (subject to adjustment as provided in the Class A Provisions).

  "Taxes" means all federal, state, local and foreign income, profits, franchise, sales, use, occupancy, property, transfer, withholding, payroll, receipts, excise and other taxes, fees, duties and governmental charges (including interest, additions thereto and penalties thereon) whether or not based in whole or in part on income.

  "Third Party Approval" means any consent, waiver, grant, concession, license, authorization, permit, franchise or approval of, or notice to, any Person other than a Governmental Authority.

  "Trading Day" means, with respect to any security, any day on which the principal national securities exchange on which such security is listed or admitted to trading, or NASDAQ, if such security is listed or admitted to trading thereon, is open for the transaction of business (unless such trading shall have been suspended for the entire day) or, if such security shall have been not listed or admitted to trading on any national securities exchange or NASDAQ, any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

  "Transfer" means any act pursuant to which, directly or indirectly, the ownership of the assets or securities in question is sold, transferred, conveyed, delivered or otherwise disposed, but shall not include (a) any grant of Liens, (b) any conversion or exchange of any security of the Company pursuant to a merger or other business combination involving the Company, (c) any transfer of ownership of assets to the surviving entity in a Strategic Merger or pursuant to any other merger or other business combination not prohibited by the Class A Provisions, or (d) any foreclosure or other execution upon any of the assets of the Company or any of its Subsidiaries other than foreclosures resulting from Lien Transfers.

  "Triple Play Activities" means (a) the ownership of any equity or other interests in MajorCo, L.P. or any of its successors or Affiliates; the enforcement or performance of any of the rights or obligations of the Company or any Subsidiary of the Company pursuant to the Agreement of Limited Partnership of MajorCo, L.P. or any other agreement or arrangement contemplated thereby, except to the extent relating to the provision of services by the Company as the long distance telecommunications provider to MajorCo, L.P.; or any activities or services of MajorCo, L.P. or any of its successors or Affiliates; (b) the ownership of any equity or other interests in any Teleport Entity (as that term is defined in the Contribution Agreement (the "Contribution Agreement"), dated as of March 28, 1995, by and among TCI Network Services, Comcast Telephony Services, Cox Telephony Partnership, MajorCo, L.P. and NewTelco, L.P.); or any activities or services of any Teleport Entity or any of their respective successors or Affiliates; and (c) the ownership of any equity or other interests in PhillieCo, L.P., or any of its successors or Affiliates; the enforcement or performance of any of the rights or obligations of the Company or any Subsidiary of the Company pursuant to the Amended and Restated Agreement of Limited Partnership of PhillieCo, L.P., dated as of February 17, 1995, or any other agreement or arrangement contemplated thereby, except to the extent relating to the provision of services by the Company as the long distance telecommunications provider to PhillieCo, L.P.; or any activities or services of PhillieCo, L.P. or any of its successors or Affiliates.

  "Upper Threshold Sprint Price" means, subject to adjustment as provided in the Class A Provisions, $37.780.

  "Vote" means, with respect to any entity, the ability to cast a vote at a stockholders', members' or comparable meeting of such entity with respect to the election of directors, managers or other members of such entity's governing body, or the ability to cast a general partnership or comparable vote, provided that with respect to the Company only, the term "Vote" means the ability to exercise general voting power (as opposed to the exercise of special voting or disapproval rights such as those set forth in the Class A Provisions) with respect to matters other than the election of directors at a meeting of the stockholders of the Company.

  "Voting Power" means, with respect to any entity as at any date, the aggregate number of Votes outstanding as at such date in respect of such entity.

  "Voting Securities" means, with respect to an entity, any capital stock or debt securities of such entity if the holders thereof are ordinarily, in the absence of contingencies, entitled to a Vote, even though the right to such Vote has been suspended by the happening of such a contingency, and in the case of the Company, shall include, without limitation, the Common Stock and the Class A Stock, but shall not include any shares issued pursuant to the Rights Agreement to the extent such issuance is caused by action of a Class A Holder.

  "Weighted Average Price" means the weighted average per unit price paid by the purchasers of any capital stock, debt instrument or security of the Company. In determining the price of shares of Common Stock or Class A Common Stock issued upon the conversion or exchange of securities or issued upon the exercise of options, warrants or other rights, the consideration for such shares shall be deemed to include the price paid to purchase the convertible security or the warrant, option or other right, plus any additional consideration paid upon conversion or exercise. If any portion of the price paid is not cash, the Independent Directors (acting by majority vote) shall determine in good faith the Fair Market Value of such non-cash consideration. If any new shares of Common Stock are issued together with other shares or securities or distributions of other assets of the Company for consideration which covers both the new shares and such other shares, securities or other assets, the portion of such consideration allocable to such new shares shall be determined in good faith by the Independent Directors (acting by majority vote), in each case as certified in a resolution sent to all Class A Holders.

  "Wholly-Owned Subsidiaries" means companies or other business organizations all of the outstanding Voting Securities of which are owned, directly or indirectly, by either or both of FT and DT, other than any de minimis ownership required by Applicable Law.

                                   ARTICLE II

                          PURCHASE AND SALE OF SHARES

  Section 2.1. First Closing. (a) (i) The Parties shall schedule the first closing of the purchase and sale of shares of Class A Stock hereunder (the "First Closing") for the tenth Business Day after all the conditions set forth in Article III are reasonably expected to be satisfied, except for conditions to be satisfied concurrently with the First Closing. Prior to scheduling the date of the First Closing, the Parties shall consult with regard to the status of such conditions with a view to determining when they will be satisfied. The First Closing shall take place ten Business Days after the date on which all conditions set forth in Article III are satisfied (except for those conditions to be satisfied concurrently with the First Closing), provided that the Company shall retain discretion over the timing of the Cellular Spin-off, and if the Cellular Spin-off Date shall occur less than 35 Trading Days before the date on which the First Closing is otherwise scheduled to occur, the First Closing shall instead occur on the 35th Trading Day after the Cellular Spin-off Date, and provided, further, that the First Closing may take place at such other date and time as the Parties shall agree in writing.

  (ii) When pursuant to paragraph (b) of this Section 2.1 or Section 3(b) of the Class A Provisions, the Company, on the one hand, or FT and DT, on the other hand, may make an election with respect to the purchase price of the shares of Class A Common Stock to be purchased at the First Closing or the Initial

Conversion Price of shares of Class A Preference Stock to be purchased at the First Closing, such election shall be made by notice delivered by the Company to FT and DT, or by FT and DT to the Company, as the case may be, at least five Business Days (or in the case of a First Closing FT/DT Notice delivered pursuant to Section 2.1(b)(ii)(I)(B) hereof, at least seven Business Days) prior to the date of the First Closing (such notice being referred to herein as a "First Closing Company Notice" or "First Closing FT/DT Notice", as the case may be), provided that the Company may only deliver such a First Closing Company Notice if a majority of the Continuing Directors shall have first approved (unless such approval is not required pursuant to Section 11.13), at a meeting of Directors at which at least seven Continuing Directors are present, the setting of the purchase price of the shares of Class A Common Stock to be purchased at the First Closing or the Fixing of the Initial Conversion Price of the shares of Class A Preference Stock to be purchased at the First Closing, as the case may be, by the Company as provided in Section 3(b) of the Class A Provisions. If both the Company, on the one hand, and FT and DT, on the other, deliver First Closing Notices, the First Closing Notice first delivered in accordance with Section 11.7 hereof shall be operative and the second shall be of no force or effect.

  (b) Upon the terms and subject to the conditions of this Agreement, the Company shall issue, sell and deliver to each of FT and DT, and each of FT and DT, severally and not jointly, shall purchase and accept, shares of Class A Common Stock or Class A Preference Stock, as the case may be, at the First Closing as set forth below in this Section 2.1:

    (i) FT and DT shall purchase 86,236,036 shares of Class A Common Stock (subject to adjustment as provided in Sections 2.6 and 2.7 hereof) at the applicable price specified below in this Section 2.1(b)(i) and determined at the date of the First Closing, if at least 35 Trading Days prior to the date of the First Closing, the Cellular Spin-off Date shall have occurred or the Company shall have notified FT and DT that the Company has abandoned the Cellular Spin-off (a "Notice of Abandonment") at least ten Business Days before the First Closing, as follows:

      (x) if the Company shall have timely delivered a Notice of Abandonment to FT and DT, the purchase price of such shares of Class A Common Stock shall be:

        (I) the Target Price, if (A) the Average Sprint Price determined at the date of the First Closing is within the Sprint Price Range, or (B) such Average Sprint Price is below the Lower Threshold Sprint Price and FT and DT have timely delivered to the Company a First Closing FT/DT Notice specifying their election to purchase such shares of Class A Common Stock at the Target Price;

        (II) the Maximum Price (determined with reference to such Average Sprint Price), if such Average Sprint Price is above the Upper Threshold Sprint Price; or

        (III) the Minimum Price (determined with reference to such Average Sprint Price), if such Average Sprint Price is below the Lower Threshold Sprint Price and the Company shall have timely delivered to FT and DT a First Closing Company Notice specifying its election to issue and sell such shares of Class A Common Stock at such Minimum Price; or

      (y) if the Cellular Spin-off Date has occurred, the purchase price of such shares of Class A Common Stock shall be:

        (I) the New Target Price, if (A) such Average Sprint Price is within the New Sprint Price Range, or (B) such Average Sprint Price is below the New Lower Threshold Sprint Price and FT and DT have timely delivered to the Company a First Closing FT/DT Notice specifying their election to purchase such shares of Class A Common Stock at the New Target Price;

        (II) the New Maximum Price (determined with reference to such Average Sprint Price), if such Average Sprint Price is above the New Upper Threshold Sprint Price; or

        (III) the Minimum Price (determined with reference to such Average Sprint Price), if such Average Sprint Price is below the New Lower Threshold Sprint Price and the Company has timely delivered to FT and DT a First Closing Company Notice specifying its election to issue and sell such shares of Class A Common Stock at such Minimum Price.

    (ii) FT and DT shall purchase shares of Class A Preference Stock if (x) the Cellular Spin-off Date has occurred or a Notice of Abandonment has been delivered, but the Average Sprint Price determined at the date of the First Closing is below the New Lower Threshold Sprint Price or the Lower Threshold Sprint Price, as the case may be, and neither FT and DT, on the one hand, nor the Company, on the other hand, have timely delivered a First Closing Notice, or (y) the Cellular Spin-off Date has not occurred and the Company has not timely delivered a Notice of Abandonment, as follows, all such shares of Class A Preference Stock to be purchased for a price equal to their liquidation value:

      (I) if the Cellular Spin-off Date has not occurred and the Company has not timely delivered a Notice of Abandonment and if (A) such Average Sprint Price is within the Sprint Price Range or (B) such Average Sprint Price is below the Lower Threshold Sprint Price and FT and DT shall have timely delivered to the Company a First Closing FT/DT Notice specifying their election to purchase shares of Class A Preference Stock with an Initial Conversion Price equal to the Target Price in accordance with this clause (I), such shares of Class A Preference Stock shall be purchased at a per share price, and have a per share liquidation value, equal to the Target Price and shall have an aggregate liquidation value (and purchase price) of $3.0 billion (or such lesser amount not less than $2.0 billion, as determined by the Company upon notice to FT and DT not later than five Business Days prior to the First Closing), such shares to have an Initial Conversion Price equal to the Target Price;

      (II) if the Cellular Spin-off Date has not occurred and the Company has not timely delivered a Notice of Abandonment and if such Average Sprint Price is above the Upper Threshold Sprint Price, such shares of Class A Preference Stock will be purchased at a per share price, and have a per share liquidation value, equal to the Target Price and shall have an aggregate liquidation value (and purchase price) of $3.0 billion (or such lesser amount not less than $2.0 billion as determined by the Company upon notice to FT and DT not later than five Business Days prior to the First Closing), such shares to have an Initial Conversion Price equal to the Maximum Price (determined with reference to such Average Sprint Price);

      (III) if the Cellular Spin-off Date has not occurred, the Company has not timely delivered a Notice of Abandonment, such Average Sprint Price is below the Lower Threshold Sprint Price and the Company has timely delivered to FT and DT a First Closing Company Notice specifying its election to issue and sell such shares of Class A Preference Stock with an Initial Conversion Price equal to the Minimum Price (determined with reference to such Average Sprint Price) in accordance with this clause
    (III), such shares of Class A Preference Stock shall be purchased at a per share price, and have a per share liquidation value, equal to the Target Price and shall have an aggregate liquidation value (and purchase price) of $3.0 billion (or such lesser amount not less than $2.0 billion as determined by the Company upon notice to FT and DT not later than five Business Days prior to the First Closing), such shares to have an Initial Conversion Price equal to such Minimum Price; or

      (IV) if (A) the Cellular Spin-off Date has not occurred and the Company has not timely delivered a Notice of Abandonment, such Average Sprint Price is below the Lower Threshold Sprint Price, and neither the Company, on the one hand, nor FT and DT on the other hand, have timely delivered a First Closing Notice, or (B) the conditions described in
    Section 2.1(b)(ii)(x) are satisfied, such shares of Class A Preference Stock shall be purchased at a per share price, and have a per share liquidation value equal to the Target Price, and shall have an aggregate liquidation value (and purchase price) of $1.5 billion, such shares to be convertible as provided in Section 3 of the Class A Provisions, the purchase price in each case payable as provided in this Section 2.1. The Company may only deliver the notice referenced in clause (I), (II) or (III) of this Section 2.1(b)(ii) decreasing the aggregate liquidation value of the shares of Class A Preference Stock to be purchased if a majority of the Continuing Directors shall have first approved (unless such approval is not required pursuant to Section
11.13 hereof), at a meeting of Directors at which at least seven Continuing Directors are present, so decreasing the aggregate liquidation value of the shares of Class A Preference Stock to be purchased at the First Closing in accordance with such notice.

  (c) The First Closing shall take place at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York, at 10:00 a.m., New York City time, on the date determined in accordance with Section 2.1(a)(i) hereof.

    (i) At the First Closing, the Company shall deliver, or cause to be delivered, the following to each of FT and DT:

      (x) certificates representing one-half of the shares of Class A Common Stock or Class A Preference Stock, as the case may be, to be purchased at the First Closing, in the name of FT or DT, as the case may be, against payment of the purchase price therefor, as provided below; and

      (y) the opinions, certificates, agreements and other documents required to be delivered by the Company pursuant to Article III.

    (ii) At the First Closing, each of FT and DT shall deliver the following to the Company:

      (x) cash in the amount of one-half of the purchase price provided for in Section 2.1(b) hereof, in each case by wire transfer of immediately available funds to an account designated by the Company at least five Business Days prior to the Initial Issuance Date; and

      (y) the opinions, certificates, agreements and other documents required to be delivered by FT or DT, as the case may be, pursuant to
    Article III.

    (iii) The purchase of shares of capital stock by FT and DT pursuant to this Section 2.1 shall be consummated concurrently, and no purchase of shares by FT or DT pursuant to this Section 2.1 shall be made unless and until the concurrent purchase by the other Party is so effected.

  Section 2.2. Additional Preference Stock Closing. (a) If (i) FT and DT shall have purchased shares of Class A Preference Stock at the First Closing pursuant to Section 2.1(b)(ii)(IV)(A) hereof, (ii) the Conversion Price of such shares thereafter becomes Fixed, and (iii) the Cellular Spin-off Date has not occurred and the Company has not delivered a Notice of Abandonment, then, upon the terms and subject to the conditions of this Agreement, the Company shall issue, sell and deliver to each of FT and DT, and each of FT and DT, severally and not jointly, shall purchase and accept, the number of additional shares of Class A Preference Stock determined in accordance with the following sentence. Such shares shall have a per share liquidation value equal to the Target Price and an aggregate liquidation value of $1.5 billion (or such amount not less than $0.5 billion, as determined by the Company and set forth in the Additional Preference Stock Closing Notice) and shall be purchased at one Additional Preference Stock Closing (or such greater number of Additional Preference Stock Closings, not to exceed three, as determined by the Company and set forth in the Additional Preference Stock Closing Notice). Such shares of Class A Preference Stock shall be purchased for a purchase price equal to their liquidation value, the purchase price in each case payable as provided in this
Section 2.2. No Party shall have any obligations under this Section 2.2 following the occurrence of the Cellular Spin-off Date or the delivery of a Notice of Abandonment.

  (b) Each closing (each, an "Additional Preference Stock Closing") of the purchase of such shares of Class A Preference Stock shall take place at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York, at 10:00 a.m., New York City time, on the date (the "Additional Preference Stock Closing Date") which (i) in the case of the first Additional Preference Stock Closing, shall be the tenth Business Day after the later of (x) the date the Conversion Price of the Class A Preference Stock becomes Fixed and (y) the date all of the conditions in respect of the Additional Preference Stock Closing set forth in
Article IV have been fulfilled or waived (except for such conditions to be fulfilled concurrently with the Additional Preference Stock Closing), and (ii) in the case of any subsequent Additional Preference Stock Closing, the date therefor set forth in the Additional Preference Stock Closing Notice, provided that no Additional Preference Stock

Closing shall take place (w) more than one year after the first Additional Preference Stock Closing, (x) more than five years and 60 days after the Initial Issuance Date (as such period may be extended pursuant to the provisos to Sections 4.2(a), 4.2(b), 4.3(a) and 4.3(b) hereof), (y) after the occurrence of the Cellular Spin-off Date or (z) after delivery by the Company of a Notice of Abandonment, and provided, further, that any Additional Preference Stock Closing may take place at such other date and time as the Parties shall agree in writing.

    (i) At each Additional Preference Stock Closing, the Company shall deliver, or cause to be delivered, the following to each of FT and DT:

      (x) certificates representing one-half of the shares of Class A Preference Stock to be purchased at such Additional Preference Stock Closing in the name of FT or DT, respectively, against payment of the purchase price therefor, as provided below; and

      (y) the certificates and other documents required to be delivered by the Company pursuant to Article IV.

    (ii) At each Additional Preference Stock Closing, each of FT and DT shall deliver the following to the Company:

      (x) cash in the amount of one-half of the purchase price for the shares of Class A Preference Stock being purchased at such Additional Preference Stock Closing, such cash to be delivered by wire transfer of immediately available funds to an account designated by the Company at least five Business Days prior to the date of such Additional Preference Stock Closing; and

      (y) the certificates and other documents required to be delivered by FT or DT, as the case may be, pursuant to Article IV.

    (iii) The purchase of shares of Class A Preference Stock by FT and DT pursuant to this Section 2.2 shall be consummated concurrently, and no purchase of shares by FT or DT pursuant to this Section 2.2 shall be deemed to be effected unless and until the concurrent purchase by the other Party is so effected.

  (c) If FT and DT have purchased shares of Class A Preference Stock at the First Closing pursuant to Section 2.1(b)(ii)(IV)(A) hereof, the Company may, not later than five Business Days after the date on which the Conversion Price of such shares first becomes Fixed, deliver to FT and DT a notice (the "Additional Preference Stock Closing Notice") specifying

    (i) the number of Additional Preference Stock Closings scheduled to occur, provided that

      (x) no more than one Additional Preference Stock Closing shall be scheduled to occur unless the aggregate liquidation value of the Shares to be issued and delivered at all Additional Preference Stock Closings exceeds $500 million, and

      (y) there shall not be more than three Additional Preference Stock
    Closings,

    (ii) if more than one Additional Preference Stock Closing is scheduled, the date of each subsequent Additional Preference Stock Closing, provided that no Additional Preference Stock Closing may occur more than one year after the date of the first Additional Preference Stock Closing, and

    (iii) if more than one Additional Preference Stock Closing is scheduled, the liquidation value of the Shares to be issued and delivered at each Additional Preference Stock Closing, provided, further, that

      (x) the aggregate liquidation value of the Shares purchased at the first Additional Preference Stock Closing shall be at least $500 million,

      (y) the aggregate liquidation value of the Shares to be purchased at any subsequent Additional Preference Stock Closing shall be at least $100 million, and

      (z) if there are three Additional Preference Stock Closings, the Shares to be purchased at the second and third Additional Preference Stock Closings must have identical aggregate liquidation values, provided that the Company may only deliver such Additional Preference Stock Closing

    Notice with respect to a decrease in the aggregate liquidation value of the shares of Class A Preference Stock to be purchased at the Additional Preference Stock Closing or Closings if a majority of the Continuing Directors shall have first approved (unless such approval is not required pursuant to Section 11.13), at a meeting of Directors at which at least seven Continuing Directors are present, such decrease in the aggregate liquidation value of the shares of Class A Preference Stock to be purchased at the Additional Preference Stock Closing or Closings.

  Section 2.3. Supplemental Preference Stock Closing. (a) If the Class A Holders make an election to defer conversion of the Class A Preference Stock in accordance with Section 3(a)(iii) of the Class A Provisions, the Company shall issue, sell and deliver to each of FT and DT, and each of FT and DT, severally and not jointly, shall purchase and accept, additional shares of Class A Preference Stock with an aggregate liquidation value equal to the excess of (i) the product of 86,236,036 (subject to adjustment as provided in Sections 2.6 and 2.7 hereof) and the per share Conversion Price over the (ii) aggregate liquidation value of the shares of Class A Preference Stock previously purchased (whether or not such Shares have been Transferred or redeemed). The purchase price of each such additional share shall be equal to its liquidation value.

  (b) A closing (the "Supplemental Preference Stock Closing") of the purchase of such shares of Class A Preference Stock shall take place at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York, at 10:00 a.m., New York City time, on the date (the "Supplemental Preference Stock Closing Date") which is the tenth Business Day after the later of (i) the date of the election specified in Section 3(a)(iii) of the Class A Provisions and (ii) the date all of the conditions in respect of the Supplemental Preference Stock Closing set forth in Article IV have been fulfilled or waived (except for such conditions to be fulfilled concurrently with the Supplemental Preference Stock Closing), provided that the Supplemental Preference Stock Closing shall not take place more than five years and 60 days after the date of the First Closing (as such period may be extended pursuant to the provisos to Sections 4.2(a), 4.2(b), 4.3(a) and 4.3(b) hereof) and that the Supplemental Preference Stock Closing may take place at such other date and time as the Parties shall agree in writing.

    (i) At the Supplemental Preference Stock Closing, the Company shall deliver, or cause to be delivered, the following to each of FT and DT:

      (x) certificates representing one-half of the shares of Class A Preference Stock to be purchased at the Supplemental Preference Stock Closing in the name of FT or DT, respectively, against payment of the purchase price therefor, as provided below; and

      (y) the certificates and other documents required to be delivered by the Company pursuant to Article IV.

    (ii) At the Supplemental Preference Stock Closing, each of FT and DT shall deliver the following to the Company:

      (x) cash in the amount of one-half of the purchase price for such shares of Class A Preference Stock being purchased, such cash to be delivered by wire transfer of immediately available funds to an account designated by the Company at least five Business Days prior to the Supplemental Preference Stock Closing Date; and

      (y) the certificates and other documents required to be delivered by FT or DT, as the case may be, pursuant to Article IV.

    (iii) The purchase of shares of Class A Preference Stock by FT and DT pursuant to this Section 2.3 shall be consummated concurrently, and no purchase of shares by FT or DT pursuant to this Section 2.3 shall be deemed to be effected unless and until the concurrent purchase by the other Party is so effected.

  Section 2.4. Deferred Common Stock Closing. (a) If (i) FT and DT shall have purchased shares of Class A Preference Stock at the First Closing, (ii) the Cellular Spin-off Date shall have occurred or the Company shall have delivered a Notice of Abandonment, (iii) the conditions to the establishment of the Conversion Date (as defined in the Articles) have been satisfied, (iv) the shares of Class A Preference Stock are to be converted on the Conversion Date pursuant to the Class A Provisions, and (v) such conversion has not been deferred as contemplated by Section 2.3 hereof, then, upon the terms and subject to the conditions of this Agreement, the Company shall issue, sell (if applicable) and deliver to each of FT and DT, and each of FT and DT, severally and not jointly, shall purchase and accept a number of shares of Class A Common Stock equal to the excess of (i) 86,236,036 shares (subject to adjustment as provided in Section 2.6 or 2.7) over (ii) the sum of (x) the number of such shares issued upon conversion of the outstanding shares of Class A Preference Stock, and (y) the number of shares that would have been issued in respect of shares of Class A Preference Stock previously purchased but which have been Transferred to Persons other than Class A Holders or redeemed, for a per share purchase price equal to the Conversion Price at which such shares of Class A Preference Stock were so converted into shares of Class A Common Stock, the purchase price payable as provided in this Section 2.4.

  (b) A closing (the "Deferred Common Stock Closing") of the purchase of shares of Class A Common Stock pursuant to this Section 2.4 shall take place at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York, at 10:00 a.m., New York City time, on the date (the "Deferred Common Stock Closing Date") which is the later of (i) the Conversion Date, and (ii) the date all of the conditions set forth in Article IV have been fulfilled or waived, provided that the Deferred Common Stock Closing shall not take place more than five years and 60 days after the date of the First Closing (as such period may be extended pursuant to the provisos to Sections 4.2(a), 4.2(b), 4.3(a) and 4.3(b) hereof) or fewer than 30 Business Days after the date of the Cellular Spin-off, if any, by the Company, and provided, further, that the Deferred Common Stock Closing may take place at such other date and time as the Parties shall agree in writing.

    (i) At the Deferred Common Stock Closing, the Company shall deliver, or cause to be delivered, the following to each of FT and DT:

      (x) certificates representing one-half of the shares of Class A Common Stock to be purchased at the Deferred Common Stock Closing, in the name of FT or DT, respectively, against payment of the purchase price therefor, as provided below;

      (y) certificates representing the shares of Class A Common Stock to be delivered by the Company to FT and DT upon the conversion of the Class A Preference Stock if the Deferred Common Stock Closing shall take place on the Conversion Date; and

      (z) the certificates and other documents required to be delivered by the Company pursuant to Article IV.

    (ii) At the Deferred Common Stock Closing, each of FT and DT shall deliver the following to the Company:

      (x) certificates representing the outstanding shares of Class A Preference Stock for conversion if the Deferred Common Stock Closing shall take place on the Conversion Date and cash in the amount of one-half of the purchase price for the shares being purchased, such cash to be delivered by wire transfer of immediately available funds to an account designated by the Company at least five Business Days prior to the Deferred Common Stock Closing Date; and

      (y) the certificates and other documents required to be delivered by FT or DT, as the case may be, pursuant to Article IV.

    (iii) The purchase of shares of Class A Common Stock by FT and DT pursuant to this Section 2.4 shall be consummated concurrently, and no purchase of shares by FT or DT pursuant to this Section 2.4 shall be deemed to be effected unless and until the concurrent purchase by the other Party is so effected.

  Section 2.5. Purchases of Optional Shares. (a) Upon the terms and subject to the conditions of this Agreement, each of FT and DT shall have the right (but not the obligation) to purchase from the Company, and the Company shall issue, sell and deliver to each of FT and DT, as the case may be, shares ("Optional

Shares") of either Class A Common Stock, if the Class A Common Issuance Date has occurred, or Class A Preference Stock, if the Supplemental Preference Stock Closing has occurred, in a number equal to up to one-half of:

    (i) that number of additional shares of Class A Common Stock equal to, or Class A Preference Stock with a related number of Class A Conversion Shares equal to, 25% of the number of (x) shares of Common Stock issued by the Company after June 14, 1994 and on or prior to the Investment Completion Date but excluding shares of Common Stock issued in respect of the exercise of stock options, warrants or other rights (except rights issued pursuant to the Rights Agreement) in existence on or before the Initial Issuance Date (including any issued pursuant to employee benefit plans) or upon the conversion of any securities outstanding on or before the Initial Issuance Date, for a per share purchase price equal to (A) in the case of Class A Common Stock, the Weighted Average Price for such Common Stock, and (B) in the case of Class A Preference Stock, the product of the Weighted Average Price for such Common Stock multiplied by the number of Class A Conversion Shares related to one share of Class A Preference Stock outstanding immediately prior to such purchase and (y) shares of Common Stock issued by the Company after June 14, 1994 and on or prior to the Initial Issuance Date in respect of the exercise of stock options, warrants or other rights (except rights issued pursuant to the Rights Agreement) in existence at any time on or before the Initial Issuance Date (including any issued pursuant to employee benefit plans) or upon the conversion of any securities outstanding on or before the Initial Issuance Date, for a per share purchase price equal to, (A) in the case of Class A Common Stock, the higher of the price at which Class A Common Stock was issued and sold to FT and DT at the Class A Common Issuance Date and the Weighted Average Price for such Common Stock, and (B) in the case of Class A Preference Stock, the higher of (I) the price at which Class A Preference Stock was sold to FT and DT at the Supplemental Preference Stock Closing, and (II) the product of the Weighted Average Price for such Common Stock multiplied by the number of Class A Conversion Shares related to one share of Class A Preference Stock outstanding immediately prior to such purchase, provided that, notwithstanding clause (y) above, shares of Class A Stock purchased hereunder with respect to the issuance of Excess Shares shall be purchased for a per share purchase price equal to (A) in the case of Class A Common Stock, the Weighted Average Price for such Excess Shares, and (B) in the case of Class A Preference Stock, the product of the Weighted Average Price for such Excess Shares multiplied by the number of Class A Conversion Shares related to one share of Class A Preference Stock outstanding immediately prior to such purchase. As used in this clause (i), "Excess Shares" means those shares of Common Stock issued by the Company after the date hereof and on or prior to the Initial Issuance Date (other than pursuant to employee benefit plans) in respect of the exercise of rights ("Rights") to purchase Common Stock or similar instruments (except rights issued pursuant to the Rights Agreement) issued after the date hereof and on or prior to the Initial Issuance Date that, when aggregated with all other shares of Common Stock which have been issued by the Company after the date hereof in respect of the exercise of Rights issued after the date hereof and on or prior to the Initial Issuance Date, exceed five percent of the number of shares of Common Stock outstanding on the date hereof (adjusted to reflect any stock split, subdivision, stock dividend or other reclassification, consolidation or combination of the Company's Voting Securities after the date hereof); and

    (ii) if after June 14, 1994 and on or prior to the Investment Completion Date the Company shall have issued or shall issue Voting Securities other than Common Stock or Class A Stock, a number of additional shares of Class A Stock sufficient for such additional shares of Class A Stock to represent 25% of the Votes represented by such Voting Securities, such Class A Stock to be purchased for a per share purchase price equal to (A) in the case of Class A Common Stock, the Market Price of a share of Common Stock on the date or dates such Voting Securities are issued, and (B) in the case of Class A Preference Stock, the product of the Market Price of a share of Common Stock on the date or dates such Voting Securities are issued, multiplied by the number of Class A Conversion Shares related to one share of Class A Preference Stock outstanding immediately prior to such purchase, provided that shares of Class A Preference Stock purchased at the Optional Shares Closing shall have a per share liquidation value equal to their per share purchase price.

  (b) Within ten Business Days following the Investment Completion Date, the Company shall deliver to each of FT and DT written notice of the number of Optional Shares they are entitled to purchase, setting forth in reasonable detail a description of the issuances of Voting Securities that gave rise to FT and DT's right to purchase the Optional Shares and the basis for its computation of the price per share of Common Stock associated with each Optional Share. Each of FT and DT may exercise its right to purchase any or all of the Optional Shares by written notice delivered to the Company prior to the tenth Business Day after the Company's delivery of such notice (the "Notice of Exercise") setting forth the number of Optional Shares that it wishes to purchase and the related per share price or prices for such Optional Shares. The Notice of Exercise shall constitute a binding commitment on the part of the Buyer in question to purchase such Optional Shares upon the terms set forth in this Agreement.

  (c) The closing (the "Optional Shares Closing") of the purchase and sale of the Optional Shares, if any, shall take place at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York at 10:00 a.m., New York City time, on the thirtieth Business Day after the Company's receipt of the notice described in clause (b), or at such other date and time as the Parties shall agree in writing, provided that, if the Optional Shares Closing shall not have occurred prior to the 60th day following the Investment Completion Date, the Class A Holders may, upon written notice delivered to the Company, be released from all obligations to purchase Shares pursuant to this Section 2.5, notwithstanding any delivery of the Notice of Exercise.

    (i) At the Optional Shares Closing, the Company shall deliver, or cause to be delivered, the following to each of FT and DT:

      (x) certificates representing the number of Optional Shares to be purchased by FT or DT, respectively, in the name of FT or DT, as the case may be, against payment of the purchase price therefor; and

      (y) the certificates and other documents required to be delivered by the Company pursuant to Article V.

    (ii) At the Optional Shares Closing, each of FT and DT shall deliver the following to the Company:

      (x) cash in the amount of the aggregate purchase price for the Optional Shares to be purchased by it, by wire transfer of immediately available funds to an account designated by the Company at least five Business Days prior to the date of the Optional Shares Closing; and

      (y) the certificates and other documents required to be delivered by FT or DT, as the case may be, pursuant to Article V.

  Section 2.6. Antidilution. The number of shares of Class A Stock to be purchased by the Buyers hereunder, and, in accordance with the Class A Provisions, the purchase price therefor and the dollar amounts used in calculating the foregoing, shall be adjusted to reflect any stock split, subdivision, stock dividend, or other reclassification, consolidation or a combination of the Voting Securities of the Company or similar action or transaction in each case occurring during the period beginning June 14, 1994 and ending on the Investment Completion Date, provided that no adjustment shall be made under this Section 2.6 in respect of the Cellular Spin-off.

  Section 2.7. Reduction of Purchased Shares. The number of shares of Class A Stock to be purchased by FT and DT hereunder shall be reduced by the minimum number of shares, if any, necessary so that, following the Investment Completion Date, FT and DT and their respective Affiliates shall Beneficially Own in the aggregate 20% of the sum of (a) the aggregate number of Votes of the Company outstanding at that time and (b) the aggregate number of Votes represented by the Voting Securities which FT and DT and their respective Affiliates have committed to purchase from the Company. Any reduction in shares pursuant to this Section 2.7 shall be borne one-half by each of FT and DT.

  Section 2.8. Effect of Conversion. If after the Initial Issuance Date, the Fundamental Rights (as such term is defined in the Stockholders' Agreement) shall have terminated as to all outstanding shares of Class A

Preference Stock, or all outstanding shares of Class A Common Stock shall have converted into Common Stock, in each case pursuant to Section 7 of the Class A Provisions, each share of Class A Stock to have been issued by the Company pursuant to this Agreement shall (i) in the case of shares of Class A Common Stock, instead be issued as one duly issued, fully paid and nonassessable share of Common Stock, and (ii) in the case of shares of Class A Preference Stock, instead be issued as that number of duly issued, fully paid and nonassessable shares of Common Stock equal to the number of related Class A Conversion Shares immediately prior to such issuance.

                                  ARTICLE III

                        CONDITIONS TO THE FIRST CLOSING


  Section 3.1. Conditions to Each Party's Obligations. The obligation of each Party to consummate the transactions contemplated hereby at the First Closing is subject to the fulfillment of each of the following conditions on or prior to the Initial Issuance Date:

    (a) All notifications required pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), to carry out the transactions contemplated by this Agreement or by the Other Agreements shall have been made, and the applicable waiting period and any extensions thereof shall have expired or been terminated, without the imposition of any Burdensome Condition.

    (b) (i) The Commission of the European Communities, pursuant to Article 85(3) of the Treaty of Rome, shall have granted an exemption which exempts the Joint Venture Documents and the transactions contemplated thereby (and, if necessary, this Agreement and each Other Agreement, and the transactions contemplated hereby and thereby) from the operation of Article 85(1) of the Treaty of Rome, without the imposition of any Burdensome Condition, or (ii) each Party shall have determined, in its individual and sole discretion, that it is satisfied that such exemption will be granted in a reasonable time and without the imposition of a Burdensome Condition.

    (c) FT shall have received the approval of the French minister in charge of economic affairs and finance (ministre charge de l'economie et des finances) and the French minister in charge of posts and telecommunications (ministre charge des postes et des telecommunications) to carry out the transactions contemplated hereby, and by the Other Agreements and the Joint Venture Documents, without the imposition of a Burdensome Condition.

    (d) Either (i) DT shall have received the approval of the Bundeskartellamt to carry out the transactions contemplated hereby, and by the Other Agreements and the Joint Venture Documents, without the imposition of a Burdensome Condition, or (ii) the exemption referred to in clause (b)(i) of this Section 3.1 shall have been obtained.

    (e) All other Governmental Approvals required to be obtained to consummate the transactions contemplated by this Agreement, the Other Agreements and the Joint Venture Documents shall have been obtained, and all other applicable pre-consummation waiting periods shall have expired, except for Governmental Approvals and waiting periods the failure of which to obtain or satisfy would not, individually or in the aggregate, be reasonably likely to impose a Burdensome Condition or materially and adversely affect the ability of any Party to perform its obligations hereunder or under the Other Agreements.

    (f) No order of any Governmental Authority (including a court order) shall have been entered that enjoins, restrains or prohibits consummation of the transactions contemplated by this Agreement or the Other Agreements, or puts in doubt the validity of this Agreement or the Other Agreements in any material respect.

    (g) No action shall have been taken by any Governmental Authority to rescind or withdraw any of the Governmental Approvals described or referred to in this Section 3.1 or to rescind the termination of the review and investigation of the transactions contemplated by this Agreement and the Other Agreements under Exon-Florio, and no action shall have been taken to modify any such Governmental Approvals or any determination with respect to the investigation under Exon-Florio in a manner that would impose a Burdensome Condition.

    (h) The stockholders of the Company shall have duly approved the Proposals by the requisite vote at the Stockholders' Meeting.

    (i) The Company shall have been advised by the New York Stock Exchange that the Common Stock will continue to be listed on the New York Stock Exchange after (i) the issuance and sale of the Class A Common Stock and/or the Class A Preference Stock and (ii) the effectiveness of the provisions of this Agreement, the Other Agreements and the Amendment.

    (j) The conditions to closing set forth in Article 13 of the Joint Venture Agreement shall have been fulfilled or validly waived and the "Closing" as such term is defined in the Joint Venture Agreement shall have occurred simultaneously with the First Closing.

    (k) (i) An effective written order or other final action from the FCC (either in the first instance or upon review or reconsideration) affirming that (x) the transactions contemplated by this Agreement and the Other Agreements do not result in a transfer of control within the meaning of
  Section 310(d) of the Communications Act; (y) a level of foreign ownership in the Company of up to 28 percent is not inconsistent with the public interest; and (z) the transactions contemplated by this Agreement and the Other Agreements are not otherwise inconsistent with the public interest, or an effective written order or other final action by the FCC (either in the first instance or upon review or reconsideration) to the effect that no such approval is required; or

    (ii) an effective written order from, or other final action taken by, the FCC pursuant to delegated authority (either in the first instance or upon review or reconsideration) affirming that (x) the transactions contemplated by this Agreement and the Other Agreements do not result in a transfer of control within the meaning of Section 310(d) of the Communications Act; (y) a level of foreign ownership in the Company of up to 28 percent is not inconsistent with the public interest; and (z) the transactions contemplated by this Agreement and the Other Agreements are not otherwise inconsistent with the public interest, or an effective written order from, or other final action taken by, the FCC pursuant to delegated authority (either in the first instance or upon review or reconsideration) to the effect that no such approval is required, which order or final action shall no longer be subject to further administrative review;

  shall have been obtained, and shall not have been revoked or stayed as of the Initial Issuance Date, and such order or final action shall not impose any Burdensome Condition, provided that any Party may waive the requirement that any such order or final action contain the provision described in clause (y) of subsection (k)(i) or (k)(ii) of this Section 3.1 and such waiver shall be binding upon all Parties. For purposes of Section 3.1(k)(ii), an order from, or other final action taken by, the FCC pursuant to delegated authority shall be deemed no longer subject to further administrative review:

      (x) if no petition for reconsideration or application for review by the FCC of such order or final action has been filed within thirty days after the date of public notice of such order or final action, as such 30-day period is computed and as such date is defined in Sections 1.104 and 1.4 (or any successor provisions), as applicable, of the FCC's rules, and the FCC has not initiated review of such order or final action on its own motion within forty days after the date of public notice of the order or final action, as such 40-day period is computed and such date is defined in Sections 1.117 and 1.4 (or any successor provisions) of the FCC's rules; or

      (y) if any such petition for reconsideration or application for review has been filed, or, if the FCC has initiated review of such order or final action on its own motion, the FCC has issued an effective written order or taken final action to the effect set forth in clause (i) above.

  Section 3.2. Conditions to the Buyers' Obligations. The obligation of each Buyer to consummate the transactions contemplated hereby at the First Closing is subject to the fulfillment of each of the following conditions on or prior to the Initial Issuance Date:

    (a) The representations and warranties of the Company made pursuant to this Agreement and the Other Agreements shall be true and correct in all material respects at and as of the date hereof and at and as of the Initial Issuance Date as if such representations and warranties were made at and as of the Initial Issuance Date except for representations and warranties that relate solely to a date prior to the Initial Issuance Date and except to the extent contemplated or permitted by this Agreement, the Other Agreements, the Articles as amended by the Amendment or the Joint Venture Documents.

    (b) The Company shall have duly performed and complied in all material respects with each agreement, covenant and condition herein and in each Other Agreement required to be performed or complied with by it on or prior to the Initial Issuance Date.

    (c) No Proceeding shall be pending or threatened that (i) restrains, prohibits, prevents or materially changes, or presents a substantial possibility of restraining, prohibiting, preventing or materially changing, the terms of the transactions contemplated by this Agreement or the Other Agreements or (ii) presents a substantial possibility of resulting in material Damages to FT or DT or their Subsidiaries, or imposing a Burdensome Condition as to FT or DT or Atlas, in each case arising from such transactions. For purposes of this Section 3.2(c), the term "material Damages" shall mean Damages material to any Buyer and its Subsidiaries taken as a whole or material in relation to the amount to be invested by such Buyer in the Company pursuant to this Agreement.

    (d) The Company shall have delivered to each of the Buyers a certificate, dated the Initial Issuance Date, signed by a duly authorized senior officer certifying that the conditions specified in Sections 3.2(a), (b) and (c) (as to Proceedings involving the Company) have been fulfilled.

    (e) The Board of Directors shall have taken appropriate action so that the provisions of Kan. Stat. Ann. Section 17-12,101 (1994) (the "Business Combination Statute") restricting "business combinations" with "interested stockholders" (each as defined in Kan. Stat. Ann. Section 17-12,100 (1994)) will not apply to FT, DT or any Person who as of the date hereof is an Affiliate of FT or DT with respect to the purchase and sale of shares of capital stock of the Company pursuant to this Agreement.

    (f) Each of the Buyers shall have received opinions, dated as of the Initial Issuance Date, from counsel to the Company reasonably satisfactory to the Buyers which address favorably the matters set forth in Exhibit F and which are in form and substance reasonably satisfactory to the Buyers.

    (g) The Common Stock issuable upon conversion of the Class A Stock shall have been duly authorized and reserved for issuance by the Company, and listed on the New York Stock Exchange, subject to official notice of issuance.

    (h) The Company shall have duly executed and delivered the following:

      (i) the Stockholders' Agreement;

      (ii) the Registration Rights Agreement;

      (iii) the FT Investor Confidentiality Agreement; and

      (iv) the DT Investor Confidentiality Agreement.

    (i) The Amendment shall have been duly adopted pursuant to the applicable provisions of the General Corporation Code of the State of Kansas and filed with the appropriate Kansas Governmental Authorities, and shall be in full force and effect.

    (j) The Company shall have duly adopted the Bylaws Amendment and such amended terms shall be in full force and effect.

    (k) No Major Competitor of FT or DT or of the Joint Venture shall have acquired Voting Securities of the Company, if (i) such Voting Securities were acquired as a result of a transaction with the Company, and following such transaction such Major Competitor possesses a Percentage Ownership Interest in the Company greater than ten percent, or (ii) the Company otherwise has taken steps for the purpose of encouraging or facilitating an acquisition by such a Major Competitor of a Percentage Ownership Interest in the Company greater than ten percent (including, without limitation, by any waiver, amendment or termination of the Rights Agreement). No Change of Control shall have occurred.

  Section 3.3. Conditions to the Company's Obligations. The obligation of the Company to consummate the transactions contemplated hereby at the First Closing is subject to the fulfillment of each of the following conditions on or prior to the Initial Issuance Date:

    (a) The representations and warranties of each of the Buyers made pursuant to this Agreement and the Other Agreements shall be true and correct in all material respects at and as of the date hereof, and at and as of the Initial Issuance Date as if such representations and warranties were made at and as of the Initial Issuance Date except for representations and warranties that relate solely to a date prior to the Initial Issuance Date and except to the extent contemplated or permitted by this Agreement, the Other Agreements, the Articles as amended by the Amendment or the Joint Venture Documents.

    (b) FT and DT and each of their respective Affiliates shall have duly performed and complied in all material respects with each agreement, covenant and condition herein and in each Other Agreement required to be performed or complied with by it on or prior to the Initial Issuance Date.

    (c) No Proceeding shall be pending or threatened that (i) restrains, prohibits, prevents or materially changes, or presents a substantial possibility of restraining, prohibiting, preventing or materially changing, the terms of the transactions contemplated by this Agreement or the Other Agreements, or (ii) presents a substantial possibility of resulting in material Damages to the Company or its Subsidiaries, or imposing a Burdensome Condition as to the Company or Sprint Sub, in each case arising from such transactions. For purposes of this Section 3.3(c), the term "material Damages" shall mean Damages material to the Company and its Subsidiaries taken as a whole or material in relation to the amount to be invested in the Company pursuant to this Agreement.
    (d) Each Buyer shall have delivered to the Company a certificate, dated the Initial Issuance Date, signed by a duly authorized senior officer, certifying that the conditions specified in Sections 3.3(a), (b) and (c) (as to Proceedings involving such Buyer) have been fulfilled.

    (e) The Company shall have received opinions, dated as of the Initial Issuance Date, from: (i) counsel to FT reasonably satisfactory to the Company which address favorably the matters set forth in Exhibit G and which are in form and substance reasonably satisfactory to the Company, and
  (ii) counsel to DT reasonably satisfactory to the Company which address favorably the matters set forth in Exhibit H and which are in form and substance reasonably satisfactory to the Company.

    (f) Each Buyer shall have duly executed and delivered the following:

      (i) the Stockholders' Agreement; and

      (ii) the Registration Rights Agreement.

    (g) FT shall have duly executed and delivered the FT Investor
  Confidentiality Agreement.

    (h) DT shall have duly executed and delivered the DT Investor
  Confidentiality Agreement.

                                   ARTICLE IV

       CONDITIONS TO AN ADDITIONAL PREFERENCE STOCK CLOSING, SUPPLEMENTAL
           PREFERENCE STOCK CLOSING AND DEFERRED COMMON STOCK CLOSING

  Section 4.1. Condition to Each Party's Obligations. The obligation of each Party to consummate the transactions contemplated hereby at an Additional Preference Stock Closing, Supplemental Preference Stock Closing, or Deferred Common Stock Closing (each an "Article IV Closing") is subject to the fulfillment of the condition that, on or prior to the date of the Article IV Closing in question, no order of any Governmental Authority (including a court order) shall have been entered that enjoins, restrains or prohibits consummation of the transactions contemplated by this Agreement or the Other Agreements or puts in doubt the validity of this Agreement or the Other Agreements in any material respect, provided that, if such an order is entered, the date of the Article IV Closing in question shall be delayed for a period of not more than one year from the date on which such Article IV Closing would have occurred but for such order (but not beyond the end of such one-year period), if during such time any Party shall be appealing, challenging or otherwise attempting to resolve such order in a diligent manner, provided, further, that the purchase price for shares sold at such Article IV Closing shall be that which would have obtained if no such order had been entered and such Article IV Closing had taken place on the date on which it would have taken place but for such order.

  Section 4.2. Conditions to the Buyers' Obligations. The obligation of each Buyer to consummate the transactions contemplated hereby at an Article IV Closing is subject to the fulfillment of each of the following conditions on or prior to the date of such Article IV Closing:

    (a) The representations and warranties of the Company set forth in:

      (i) Sections 6.1, 6.2(a), 6.3 and 6.4 shall be true and correct in all material respects at and as of the date hereof and at and as of the date of such Article IV Closing as if such representations and warranties were made at and as of such date except (x) with respect to representations and warranties that relate solely to a date prior to such date, and were true and correct in all material respects on such prior date, and (y) to the extent contemplated or permitted by this Agreement, the Other Agreements, the Articles as amended by the Amendment or the Joint Venture Documents; and

      (ii) the first two sentences of Section 6.5(a) (as to SEC Documents filed prior to the Initial Issuance Date) and Section 6.6 (but in the case of Section 6.6 only as to changes prior to the Initial Issuance Date, but after the later of (x) the end of the quarter covered by the last Quarterly Report on Form 10-Q of the Company filed prior to the Initial Issuance Date, and (y) the end of the year covered by the last Annual Report on Form 10-K of the Company filed prior to the Initial Issuance Date) shall be true and correct in all material respects at and as of the date hereof, except to the extent such failure to be true and correct does not relate to, and is not reasonably likely to relate to, a material adverse change in the business, operations, results of operations, financial condition, assets or liabilities of the Company compared to the last to be filed prior to the Initial Issuance Date of the Annual Report on Form 10-K of the Company or the Quarterly Report on Form 10-Q of the Company;

  provided that if this condition fails to be satisfied, and such failure is capable of being cured without adversely affecting in any material respect the Buyers or their rights hereunder (other than as to the timing of such Article IV Closing) or under the Other Agreements, the Articles as amended by the Amendment or the Bylaws as amended by the Bylaws Amendment, or there is a dispute as to whether such condition has been satisfied, the date of the Article IV Closing in question may be delayed by the Company (i) for a period of not more than 180 days from the date such Article IV Closing would have occurred but for the failure of such condition to be satisfied, if during such time the Company is attempting in a diligent manner to cause such condition to be satisfied, or (ii) in the case of such a dispute until the later to occur of (x) 90 days following the rendering of an order of a court of competent jurisdiction to the effect that such condition involved in such dispute was not satisfied, if during such 90-day period the Company is attempting in a diligent manner to cause such condition to be satisfied, and (y) 90 days following the rendering of a final and non-appealable judgment of a court of competent jurisdiction following an appeal or related action with respect to such order (if such judgment is to the effect that such condition involved in such dispute was satisfied at or prior to the end of the 90-day period provided in the immediately preceding clause (x)), if the Company shall be prosecuting such appeal in a diligent manner, provided, further, that the purchase price for shares sold at such
  Article IV Closing shall be that which would have obtained but for the delay pursuant to the proviso to this Section 4.2(a).

    (b) The Company shall have performed and complied in all material respects with its obligations under Section 8.8 of this Agreement; Article FIFTH of the Articles as amended by the Amendment (to the extent such Article relates to the rights of the holders of Class A Stock); the Class A Provisions; and Articles III, IV, V and VI, and Sections 7.1, 7.4, 7.8,
  7.10 and 7.11 of the Stockholders' Agreement, provided, that, if this condition fails to be satisfied, and such failure is capable of being cured without adversely affecting in any material respect the Buyers or their rights hereunder (other than as to the timing of such Article IV Closing) or under the Other Agreements, the Articles as amended by the Amendment or the Bylaws as amended by the Bylaws Amendment, or there is a dispute as to whether such condition has been satisfied, the date of such Article IV Closing may be delayed by the Company (i) for a period of not more than 180 days from the date such Article IV Closing would have occurred but for the failure of such condition to be satisfied, if during such time the Company is attempting in a diligent manner to cause such condition to be satisfied, or (ii) in the case of such a dispute until the later to occur of (x) 90 days following the rendering of an order of a court of competent jurisdiction to the effect that such condition involved in such dispute was not satisfied, if during such 90-day period the Company is attempting in a diligent manner to cause such condition to be satisfied, and (y) 90 days following the rendering of a final and non-appealable judgment of a court of competent jurisdiction following an appeal or related action with respect to such order (if such judgment is to the effect that such condition involved in such dispute was satisfied at or prior to the end of the 90-day period provided in the immediately preceding clause (x)), if the Company shall be prosecuting such appeal in a diligent manner, provided, further, that the purchase price for shares sold at such
  Article IV Closing shall be that which would have obtained but for the delay pursuant to the proviso to this Section 4.2(b).

    (c) There shall not have occurred a Change of Control.

    (d) The Company shall have delivered to the Buyers a certificate, dated the date of such Article IV Closing, signed by a duly authorized senior officer of the Company, certifying that the conditions specified in Section 4.2(a), (b) and (c) have been fulfilled.

    (e) Each of the Buyers shall have received an opinion, dated the date of such Article IV Closing, from the General Counsel of the Company which addresses favorably the matters set forth in Exhibit I and which is in form and substance reasonably satisfactory to the Buyers.

  Section 4.3. Conditions to the Company's Obligations. The obligation of the Company to consummate the transactions contemplated hereby at an Article IV Closing is subject to the fulfillment of each of the following conditions on or prior to the date of such Article IV Closing:

    (a) The respective representations and warranties of each of the Buyers set forth in Sections 7.1(a), 7.1(b), 7.1(e), 7.1(g), 7.2(a), 7.2(b) and
  7.2(e) shall be true and correct in all material respects at and as of the date hereof, and at and as of the date of the Article IV Closing in question as if such representations and warranties were made at and as of such date except (i) with respect to representations and warranties that relate solely to a date prior to such date and were true and correct in all material respects on such prior date, and (ii) to the extent contemplated or permitted by this Agreement, the Other Agreements or the Articles as amended by the Amendment, provided that, if this condition fails to be satisfied, and such failure is capable of being cured without adversely affecting in any material respect the Company or its rights hereunder (other than as to the timing of such Article IV Closing) or under the Other Agreements, the Articles as amended by the Amendment or the Bylaws as amended by the Bylaws Amendment, or there is a dispute as to whether such condition has been satisfied, the date of such Article IV Closing may be delayed by the relevant Buyer (i) for a period of not more than 180 days from the date such Article IV Closing would have occurred but for the failure of such condition to be satisfied, if during such time the relevant Buyer is attempting in a diligent manner to cause such condition to be satisfied, or (ii) in the case of such a dispute until the later to occur of (x) 90 days following the rendering of an order of a court of competent jurisdiction to the effect that such condition involved in such dispute was not satisfied, if during such 90-day period the relevant Buyer is attempting in a diligent manner to cause such condition to be satisfied, and (y) 90 days following the rendering of a final and non-appealable judgment of a court of competent jurisdiction following an appeal or related action with respect to such order (if such judgment is to the effect that such condition involved in such dispute was satisfied at or prior to the end of the 90-day period provided in the immediately preceding clause (x)), if the relevant Buyer shall be prosecuting such appeal in a diligent manner, provided, further, that the purchase price for shares sold at such Article IV Closing shall be that which would have obtained but for the delay pursuant to the proviso to this Section 4.3(a).

    (b) Each Buyer shall have performed and complied in all material respects with its obligations under Article II of this Agreement; Article II and
  Section 7.5 of the Stockholders' Agreement; Sections 2.1, 3.1 and 3.2(b) of the Standstill Agreement; and the FT Investor Confidentiality Agreement (in the case of FT) or the DT Investor Confidentiality Agreement (in the case of DT), provided that, if this condition fails to be satisfied, and such failure is capable of being cured without adversely affecting in any material respect the Company or its rights hereunder (other than as to the timing of such Article IV Closing) or under the Other Agreements, the Articles as amended by the Amendment or the Bylaws as amended by the Bylaws Amendment, or there is a dispute as to whether such condition has been satisfied, the date of such Article IV Closing may be delayed by the relevant Buyer (i) for a period of not more than 180 days from the date such Article IV Closing would have occurred but for the failure of such condition to be satisfied, if during such time the relevant Buyer is attempting in a diligent manner to cause such condition to be satisfied, or
  (ii) in the case of such a dispute until the later to occur of (x) 90 days following the rendering of an order of a court of competent jurisdiction to the effect that such condition involved in such dispute was not satisfied, if during such 90-day period the relevant Buyer is attempting in a diligent manner to cause such condition to be satisfied, and (y) 90 days following the rendering of a final and non-appealable judgment of a court of competent jurisdiction following an appeal or related action with respect to such order (if such judgment is to the effect that such condition involved in such dispute was satisfied at or prior to the end of the 90-day period provided in the immediately preceding clause (x)), if the relevant Buyer shall be prosecuting such appeal in a diligent manner, provided, further, that the purchase price for shares sold at such Article IV Closing shall be that which would have obtained but for the delay pursuant to the proviso to this Section 4.3(b).

    (c) Each Buyer shall have delivered to the Company a certificate, signed by a duly authorized senior officer, dated the date of such Article IV Closing, certifying that the conditions specified in Section 4.3(a) and (b) have been fulfilled.

  Section 4.4. Effect of Certain Breaches. Except as set forth in Sections 4.2,
4.3 and 10.1, no breach of the representations, warranties, covenants or agreements contained in this Agreement or any of the Other Agreements shall affect the obligations of the Parties to consummate the purchase and sale of capital stock of the Company at any Article IV Closing, provided that this sentence shall not affect any other rights, liabilities, duties or obligations of the Parties arising under this Agreement, any of the Other Agreements or any of the Joint Venture Documents as a result of such breach.

                                   ARTICLE V

                   CONDITIONS TO THE OPTIONAL SHARES CLOSING

  Section 5.1. Condition to Each Party's Obligations. The obligation of each Party to consummate the transactions contemplated hereby at the Optional Shares Closing is subject to the fulfillment of the condition that, on or prior to the date of the Optional Shares Closing, no order of any Governmental Authority (including a court order) shall have been entered that enjoins, restrains or prohibits consummation of the transactions contemplated by this Agreement or the Other Agreements or puts in doubt the validity of this Agreement or the Other Agreements in any material respect, provided that, if such an order is entered, the date of the Optional Shares Closing shall be delayed for a period of not more than one year from the date on which the Optional Shares Closing would have occurred but for such order (but not beyond the end of such one-year period), if during such time any Party shall be appealing, challenging or otherwise attempting to resolve such order in a diligent manner.

  Section 5.2. Conditions to the Buyers' Obligations. The obligation of each Buyer to consummate the transactions contemplated hereby at the Optional Shares Closing is subject to the fulfillment of each of the following conditions on or prior to the date of the Optional Shares Closing:

    (a) The representations and warranties of the Company set forth in:

      (i) Sections 6.1, 6.2(a), 6.3 and 6.4 shall be true and correct in all material respects at and as of the date hereof and at and as of the date of the Optional Shares Closing as if such representations and warranties were made at and as of the date of the Optional Shares Closing except (x) with respect to representations and warranties that relate solely to a date prior to the date of the Optional Shares Closing, and were true and correct in all material respects on such prior date, and (y) to the extent contemplated or permitted by this Agreement, the Other Agreements or the Articles as amended by the Amendment or the Joint Venture Documents; and

      (ii) the first two sentences of Section 6.5(a) (as to SEC Documents filed prior to the Initial Issuance Date) and Section 6.6 (but in the case of Section 6.6 only as to changes prior to the Initial Issuance Date, but after the later of (x) the end of the quarter covered by the last Quarterly Report on Form 10-Q of the Company filed prior to the Initial Issuance Date, and (y) the end of the year covered by the last Annual Report on Form 10-K of the Company filed prior to the Initial Issuance Date) shall be true and correct in all material respects at and as of the date hereof, except to the extent such failure to be true and correct does not relate to, and is not reasonably likely to relate to, a material adverse change in the business, operations, results of operations, financial condition, assets or liabilities of the Company compared to the last to be filed prior to the Initial Issuance Date of the Annual Report on Form 10-K of the Company or the Quarterly Report on Form 10-Q of the Company;

  provided that if this condition fails to be satisfied, and such failure is capable of being cured without adversely affecting in any material respect the Buyers or their rights hereunder (other than as to the timing of the Optional Shares Closing) or under the Other Agreements, the Articles as amended by the Amendment or the Bylaws as amended by the Bylaws Amendment, or there is a dispute as to whether this condition has been satisfied, the date of the Optional Shares Closing may be delayed by the Company (i) for a period of not more than 180 days from the date the Optional Shares Closing would have occurred but for the failure of such condition to be satisfied, if during such time the Company is attempting in a diligent manner to cause all such conditions to be satisfied, or (ii) in the case of such a dispute, until the later to occur of (x) 90 days following the rendering of an order of a court of competent jurisdiction to the effect that such condition involved in such dispute was not satisfied, if during such 90-day period the Company is attempting in a diligent manner to cause such condition to be satisfied, and (y) 90 days following the rendering of a final and non-appealable judgment of a court of competent jurisdiction following an appeal or related action with respect to such order (if such judgment is to the effect that such condition involved in such dispute was satisfied at or prior to the end of the 90-day period in the immediately preceding clause
  (x)), if the Company shall be prosecuting such appeal in a diligent manner, provided, further, that the purchase price for Shares sold at the Optional Shares Closing shall be that which would have been obtained but for the delay pursuant to the proviso to this Section 5.2(a).

    (b) The Company shall have performed and complied in all material respects with its obligations under Section 8.8 of this Agreement; Article FIFTH of the Articles as amended by the Amendment (to the extent such Article relates to the rights of the holders of Class A Stock); that portion of Article SIXTH of the Articles as amended by the Amendment entitled "General Provisions Relating to Class A Stock"; and Articles III, IV, V and VI, and Sections 7.1, 7.4, 7.8, 7.10 and 7.11 of the Stockholders' Agreement, provided that, if this condition fails to be satisfied, and such failure is capable of being cured without adversely affecting in any material respect the Buyers or their rights hereunder (other than as to the timing of the Optional Shares Closing) or under the Other Agreements, the Articles as amended by the Amendment or the Bylaws as amended by the Bylaws Amendment, or there is a dispute as to whether such condition has been satisfied, the date of the Optional Shares Closing may be delayed by the Company (i) for a period of not more than 180 days from the date the Optional Shares Closing would have occurred but for the failure of such condition to be satisfied, if during such time the Company is attempting in a diligent manner to cause such condition to be satisfied, or (ii) in the case of such a dispute until the later to occur of (x) 90 days following the rendering of an order of a court of competent jurisdiction to the effect that such condition involved in such dispute was not satisfied, if during such 90-day period the Company is attempting in a diligent manner to cause such condition to be satisfied, and (y) 90 days following the rendering of a final and non-appealable judgment of a court of competent jurisdiction following an appeal or related action with respect to such order (if such judgment is to the effect that such condition involved in such dispute was satisfied at or prior to the end of the 90-day period provided in the immediately preceding clause (x)), if the Company shall be prosecuting such appeal in a diligent manner, provided, further, that the purchase price for Shares sold at the Optional Shares Closing shall be that which would have been obtained but for the delay pursuant to the proviso to this Section 5.2(b).

    (c) There shall not have occurred a Change of Control.

    (d) The Company shall have delivered to each of the Buyers a certificate, dated the date of the Optional Shares Closing, signed by a duly authorized senior officer of the Company, certifying that the conditions specified in
  Section 5.2(a), (b) and (c) have been fulfilled.

    (e) Each of the Buyers shall have received an opinion, dated as of the date of the Optional Shares Closing, from the General Counsel of the Company which addresses favorably the matters set forth in Exhibit J and which is in form and substance reasonably satisfactory to the Buyers.

  Section 5.3. Conditions to the Company's Obligations. The obligation of the Company to consummate the transactions contemplated hereby at the Optional Shares Closing is subject to the fulfillment of each of the following conditions on or prior to the date of the Optional Shares Closing:

    (a) The respective representations and warranties of each of the Buyers set forth in Sections 7.1(a), 7.1(b), 7.1(e), 7.1(g), 7.2(a), 7.2(b) and
  7.2(e) shall be true and correct in all material respects at and as of the date hereof, and on and as of the date of the Optional Shares Closing as if such representations and warranties were made at and as of the date of the Optional Shares Closing except (i) with respect to representations and warranties that relate solely to a date prior to the date of the Optional Shares Closing and were true and correct in all material respects on such prior date, and (ii) to the extent contemplated or permitted by this Agreement, the Other Agreements or the Articles as amended by the Amendment, provided that, if this condition fails to be satisfied, and such failure is capable of being cured without adversely affecting in any material respect the Company or its rights hereunder (other than as to the timing of the Optional Shares Closing) or under the Other Agreements, the Articles as amended by the Amendment or the Bylaws as amended by the Bylaws Amendment, or there is a dispute as to whether such condition has been satisfied, the date of the Optional Shares Closing may be delayed by the relevant Buyer (i) for a period of not more than 180 days from the date the Optional Shares Closing would have occurred but for the failure of such condition to be satisfied, if during such time the relevant Buyer is attempting in a diligent manner to cause such condition to be satisfied, or
  (ii) in the case of such dispute as to whether such condition has been satisfied, until the later to occur of (x) 90 days following the rendering of an order of a court of competent jurisdiction to the effect that such condition involved in such dispute was not satisfied, if during such 90-day period the relevant Buyer is attempting in a diligent manner to cause such condition to be satisfied, and (y) the rendering of a final and non-appealable judgment of a court of competent jurisdiction following an appeal or related action with respect to such order (if such judgment is to the effect that such condition involved in such dispute was satisfied at or prior to the end of the 90-day period provided in the immediately preceding clause (x)), if the relevant Buyer shall be prosecuting such appeal in a diligent manner, provided, further, that the purchase price for Shares sold at the Optional Shares Closing shall be that which would have been obtained but for the delay pursuant to the proviso to this Section 5.3(a).

    (b) Each Buyer shall have performed and complied in all material respects with its obligations under Article II of this Agreement; Article II and
  Section 7.5 of the Stockholders' Agreement; Sections 2.1, 3.1 and 3.2(b) of the Standstill Agreement; and the FT Investor Confidentiality Agreement (in the case of FT) or the DT Investor Confidentiality Agreement (in the case of DT), provided that, if this condition fails to be satisfied, and such failure is capable of being cured without adversely affecting in any material respect the Company or its rights hereunder (other than as to the timing of the Optional Shares Closing) or under the Other Agreements, the Articles as amended by the Amendment or the Bylaws as amended by the Bylaws Amendment, or there is a dispute as to whether such condition has been satisfied, the date of the Optional Shares Closing may be delayed by the relevant Buyer (i) for a period of not more than 180 days from the date the Optional Shares Closing would have occurred but for the failure of such condition to be satisfied, if during such time the relevant Buyer is attempting in a diligent manner to cause such condition to be satisfied, or (ii) in the case of such a dispute until the later to occur of (x) 90 days following the rendering of an order of a court of competent jurisdiction to the effect that such condition involved in such dispute was not satisfied, if during such 90-day period the relevant Buyer is attempting in a diligent manner to cause such condition to be satisfied, and (y) 90 days following the rendering of a final and non-appealable judgment of a court of competent jurisdiction following an appeal or related action with respect to such order (if such judgment is to the effect that such condition involved in such dispute was satisfied at or prior to the end of the 90-day period provided in the immediately preceding clause (x)), if the relevant Buyer shall be prosecuting such appeal in a diligent manner, provided, further, that the purchase price for Shares sold at the Optional Shares Closing shall be that which would have been obtained but for the delay pursuant to the proviso to this Section 5.3(b).

    (c) Each Buyer shall have delivered to the Company a certificate, signed by a duly authorized senior officer, dated the date of the Optional Shares Closing, certifying that the conditions specified in Section 5.3(a) and (b) have been fulfilled.

  Section 5.4. Effect of Certain Breaches. Except as set forth in Sections 5.2,
5.3 and 10.1, no breach of the representations, warranties, covenants or agreements contained in this Agreement or any of the Other Agreements shall affect the obligations of the Parties to consummate the purchase and sale of the Optional Shares at the Optional Shares Closing, provided, that this sentence shall not affect any other rights, liabilities, duties or obligations of the Parties arising under this Agreement, any of the Other Agreements or any of the Joint Venture Documents as a result of such breach.

                                   ARTICLE VI

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

  The Company represents and warrants to each of FT and DT as follows:

  Section 6.1. Organization, Qualification, Etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Kansas. The Company has all requisite corporate power and authority to: (a) enter into this Agreement and each Other Agreement, (b) subject to approval by the stockholders of the Company and to the filing of the Amendment, issue and sell (or deliver upon conversion, as the case may be) shares of Class A Common Stock, Class A Preference Stock and Common Stock to the Buyers pursuant to this Agreement, the Stockholders' Agreement and the Articles as amended by the Amendment and comply with its obligations under this Agreement and each Other Agreement, and (c) own, lease and operate its properties and assets and to carry on in all material respects its business as now being conducted and proposed to be conducted as shall be described in the Proxy Statement. The copies of the Articles and the Bylaws, which have been delivered previously to each Buyer, are complete and correct and in full force and effect, in each case on the date hereof.

  Section 6.2. Capital Stock and Other Matters. (a) Section 6.2 of the Company Disclosure Schedule sets forth the authorized capital stock of the Company, the number of each class of shares issued and outstanding, the number of each class of shares reserved for issuance pursuant to convertible securities, options and other agreements, and the number of each class of shares held by the Company in its treasury or held by its Subsidiaries, at June 14, 1994 and as at a date which is no more than ten Business Days prior to the date hereof (the "Capitalization Date"). The Company has issued no more than 150,000 shares of Common Stock and no shares of Preferred Stock between the Capitalization Date and the date hereof. No bonds, debentures, notes or other indebtedness of the Company or any of its Subsidiaries having the right to vote (or convertible into securities having the right to vote) on any matters on which holders of shares of capital stock of the Company may vote were issued or outstanding on June 14, 1994 or are issued and outstanding on the date hereof. All of the issued and outstanding shares of the Company's capital stock are validly issued, fully paid and nonassessable. No holder of the outstanding shares of the Company's capital stock is entitled to preemptive rights with respect to any issuance of shares of Class A Common Stock.

  (b) No class of capital stock is entitled to preemptive rights. Except as set forth in Section 6.2 of the Company Disclosure Schedule, there are no stockholder agreements, voting trusts or other Contracts to which the Company is a party or by which it is bound relating to the voting or transfer of any shares or units of any Voting Securities of the Company.

  Section 6.3. Validity of Shares. Subject to obtaining the approval of the stockholders of the Company specified in Section 8.4 hereof and to the filing of the Amendment with the appropriate Kansas Governmental Authorities, when the shares of Class A Common Stock and Class A Preference Stock, as the case may be, are issued and delivered, or any shares of Common Stock are sold and delivered, in each case against payment therefor (or upon conversion, as the case may be) at the relevant closing as provided hereby, each such share shall be validly issued, free of any Lien (other than any Lien arising due to action or inaction of any of the Buyers), fully paid and a non- assessable share of capital stock of the Company.

  Section 6.4. Corporate Authority; No Violation. (a) The execution, delivery and performance of this Agreement and each Other Agreement, and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Company's capital stock) have been duly authorized by all requisite corporate action on the part of the Company, subject to obtaining the approval of the stockholders of the Company specified in Section 8.4 hereof and to the filing of the Amendment with the appropriate Kansas Governmental Authorities and, assuming that, with respect solely to those provisions of this Agreement, the Stockholders' Agreement and the Amendment that require explicitly the receipt of Continuing Director approval for the performance of obligations or consummation of transactions on the part of the Company hereunder or thereunder, Continuing Director approval is obtained in the manner provided herein or therein. Upon the execution and delivery of this Agreement and each Other Agreement by the Company, each such agreement will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

  (b) Neither the execution, delivery and performance by the Company of this Agreement and each Other Agreement, the adoption of the Bylaws Amendment and the adoption and filing of the Amendment nor the consummation by the Company of the transactions contemplated hereby or thereby will: (i) subject to the approval of the Proposals by the stockholders of the Company and the filing of the Amendment with the appropriate Kansas Governmental Authorities, violate or conflict with any provision of the Articles or Bylaws, assuming that, with respect solely to those provisions of this Agreement, the Stockholders' Agreement and the Amendment that require explicitly the receipt of Continuing Director approval for the performance of obligations or consummation of transactions on the part of the Company hereunder or thereunder, Continuing Director approval is obtained in the manner provided herein or therein; (ii) require any Governmental Approvals or Third Party Approvals, except (x) as set forth in Section 6.4 of the Company Disclosure Schedule or (y) where the failure to so obtain, make or file such Governmental Approvals or Third Party Approvals, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole or adversely affect in any material respect the Company's ability to perform its obligations hereunder or under the Other Agreements; (iii) except as set forth in Section 6.4 of the Company Disclosure Schedule, result in a default (or an event that, with notice or lapse of time or both, would become a default) or give rise to any right of termination by any third party, cancellation, amendment or acceleration of any obligation or the loss of any benefit under, or result in the creation of any Lien on any of the assets or properties of the Company or any of its Subsidiaries pursuant to, any Contract to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective assets or properties is bound, except for any such defaults, terminations, cancellations, amendments, accelerations, losses, or Liens that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole or adversely affect in any material respect the Company's ability to perform its obligations hereunder or under the Other Agreements; or (iv) except as set forth in Section 6.4 of the Company Disclosure Schedule, violate or conflict with any Applicable Law applicable to the Company or any of its Subsidiaries, or any of the properties, businesses, or assets of any of the Company or any of its Subsidiaries, except violations and conflicts that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole or adversely affect in any material respect the Company's ability to perform its obligations hereunder or under the Other Agreements.

  Section 6.5. Company Reports and Financial Statements. (a) The Company has previously made available to FT and DT complete and correct copies of each: (i) annual report on Form 10-K for the Company; (ii) quarterly report on Form 10-Q for the Company; (iii) definitive proxy statement for the Company; (iv) current report on Form 8-K for the Company; and (v) other form, report, schedule and statement, in the case of each of clauses (i), (ii), (iii), (iv) and (v) filed by the Company with the SEC under the Exchange Act since January 1, 1993 (collectively, the "SEC Documents"). As of their respective dates, each of the SEC Documents complied (or will comply) in all material respects with the requirements of the Exchange Act to the extent applicable to such SEC Document, and none of such SEC Documents (as of their respective dates) contained (or will contain) an untrue statement of a material fact or omitted (or will omit) to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except as the same was corrected or superseded in a subsequent document duly filed with the SEC, that has been delivered to the Buyers. Since January 1, 1993, the Company has timely filed all reports and registration statements and made all filings required to be filed under the Exchange Act with the SEC under the rules and regulations of the SEC.

  (b) The audited consolidated financial statements and unaudited consolidated interim financial statements included in the SEC Documents (including any related notes) fairly present the financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the results of operations and changes in cash flows for the periods specified, subject, where appropriate, to normal year-end audit adjustments, in each case in accordance with past practice and GAAP applied on a consistent basis during the periods involved (except as otherwise stated therein). Except as and to the extent set forth in the SEC Documents or Section 6.5 of the Company Disclosure Schedule, since March 31, 1995, the Company and its Subsidiaries have incurred no liability or obligation of any nature (whether accrued, absolute, contingent or otherwise) other than liabilities and obligations that, individually and in the aggregate, are not reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole or materially and adversely affect the Company's ability to perform its obligations hereunder or under the Other Agreements.

  Section 6.6. Absence of Certain Changes or Events. Except as set forth in
Section 6.6 of the Company Disclosure Schedule, since March 31, 1995 there has not been, occurred or arisen any change in the business, financial condition or results of operations of the Company and its Subsidiaries taken as a whole, other than as a result of changes in general business conditions or legal or regulatory changes affecting the U.S. telecommunications industry generally (including the effect on competition resulting therefrom) or actions by competitors, having a Material Adverse Effect on the Company and its Subsidiaries taken as a whole or any change that adversely affects in any material respect the Company's ability to perform its obligations hereunder or under the Other Agreements.

  Section 6.7. Investigations; Litigation. Except as set forth in Section 6.7 of the Company Disclosure Schedule, or as the Company has previously advised the Buyers in writing on or prior to the date hereof, there is no Proceeding pending, or to the best of the Company's knowledge, threatened against or relating to the Company or any of its Subsidiaries at law or in equity that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole or adversely affect in any material respect the Company's ability to perform its obligations hereunder or under the Other Agreements. There is no judgment, decree, injunction, rule or order of any Governmental Authority outstanding against the Company or any of its Subsidiaries that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole or adversely affect in any material respect the Company's ability to perform its obligations hereunder or under the Other Agreements.

  Section 6.8. Proxy Statement; Other Information. (a) None of the information included, or incorporated by reference, in the Proxy Statement or any amendment or supplement thereto, will at the time of the mailing of the definitive Proxy Statement, and at the time of the Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, provided that the foregoing shall not apply to any investment bank's fairness opinion included therein and that no representation is made by the Company with respect to (i) information provided by FT or DT or their Affiliates in writing specifically for inclusion, or incorporation by reference, in the Proxy Statement, (ii) any information set forth in the acquiring person statement delivered by FT, DT and any of their Affiliates pursuant to Section 17-1291 of the Kansas Control Share Acquisitions Statute (the "Acquiring Person Statement"), or (iii) any representations or warranties made by FT or DT in any agreement that is included as a schedule or exhibit to the Proxy Statement. The Proxy Statement, at the time of mailing and at the time of the Stockholders' Meeting, will comply in all material respects with the provisions of the Exchange Act.

  (b) All documents that the Company is responsible for filing with any Governmental Authority in connection with the transactions contemplated hereby other than those described in Section 6.8(a) have complied and will comply in all material respects with Applicable Law. All information supplied or to be supplied by the Company in any document filed with any Governmental Authority in connection with the transactions contemplated hereby or by the Other Agreements will be, at the time of filing, true and correct in all material respects, except where the failure to be true and correct, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole and would not adversely affect in any material respect the consummation of the transactions contemplated by this Agreement or any Other Agreement.

  Section 6.9. Certain Tax Matters. To the best of the Company's knowledge and belief, it is reasonable to assert that the Company is not a United States Real Property Holding Corporation, as that term is defined under Section 897 of the Code and the regulations promulgated thereunder.

  Section 6.10. Amendments of the Rights Agreement. The Board of Directors has taken all necessary action to amend the Rights Agreement to provide that the ownership by FT, DT and their respective Affiliates and Associates of all of the Voting Securities permitted to be owned by them under Sections 2.1(a)(i), 2.1(a)(ii) and 2.3 of the Standstill Agreement (but not Sections 2.1(a)(iii) or
2.2 thereof or Section 2.3 thereof to the extent based upon an applicable Percentage Limitation (as defined in the Standstill Agreement) as determined by
Section 2.1(a)(iii) or 2.2 thereof) will not result in FT, DT or any of their respective Affiliates or Associates (as such terms are defined in the Rights Agreement) being deemed an Acquiring Person (as such term is defined in the Rights Agreement) or result in the occurrence of a Stock Acquisition Date, Distribution Date, Section 11(a)(ii) Event or Section 13 Event (as such terms are defined in the Rights Agreement).

  Section 6.11. Other Registration Rights. The Company has not granted, and has not agreed to grant, any demand or incidental registration rights to any Person other than (a) rights to be granted pursuant to the Registration Rights Agreement, and (b) rights that will not adversely affect the registration rights to be granted to the Buyers in the Registration Rights Agreement.

  Section 6.12. Takeover Statutes. The Board of Directors has taken appropriate action so that the provisions of the Business Combination Statute will not, prior to the termination of this Agreement, apply to FT, DT or any Person who as of the date hereof is an Affiliate of FT or DT. Subject to the approval of the stockholders of the Company specified in Section 8.4 hereof, the ownership by FT and DT and any Qualified Subsidiary identified in the Acquiring Person Statement of shares of the Company's capital stock representing in the aggregate less than one-third of the voting power of the Company (assuming for purposes of the Kansas Control Share Acquisitions Statute that none of FT, DT, any Qualified Subsidiary identified in the Acquiring Person Statement, or their respective affiliates and associates (as each such term is defined in the Kansas Control Share Acquisitions Statute), acquires any Voting Securities other than as contemplated or permitted by this Agreement, any Other Agreement, or the Amendment, or owned, directly or indirectly, or had or exercised the power to vote or direct the vote of, in each case alone or as part of a group, any Voting Securities as of the date of this Agreement or at the time of the vote contemplated by Section 6.13 hereof) will not result in a loss of voting rights with respect to such shares due to the Kansas Control Share Acquisitions Statute. No other "fair price," "moratorium," "control share acquisition," "business combination," "shareholder protection" or similar anti-takeover statute or regulation enacted under the Applicable Laws of any state of the United States of America will apply to this Agreement or any Other Agreement, or the transactions contemplated hereby or thereby (assuming that none of FT, DT and their respective Affiliates Beneficially Own any Voting Securities as of the date hereof and that none of such Persons acquires any Voting Securities other than as contemplated or permitted by this Agreement, any Other Agreement or the Amendment) except for statutes or regulations the failure of the Company with which to comply would not have a material adverse effect on (a) the transactions contemplated in this Agreement or any Other Agreement, (b) the ability of the Buyers to exercise fully their rights under this Agreement or any Other Agreement or the Amendment, or (c) the intrinsic value of an investment in the Company's equity securities (provided that a change in the Market Price of the Company's equity securities shall not, in and of itself, be deemed to have a material adverse effect on the intrinsic value of an investment in the Company's equity securities).

  Section 6.13. Vote Required; Board Recommendation. The only votes of the stockholders of the Company required under Kansas law and the Articles and Bylaws to approve the transactions contemplated by this Agreement and by the Other Agreements are (a) the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock, the Preferred Stock-First Series, the Preferred Stock-Second Series and the Preferred Stock-Fifth Series of the Company, voting together as a single class, (b) the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock, voting as a single class, and (c) in the case of clause (c) of the definition of "Proposals," the affirmative vote of the holders of a majority of such outstanding shares, but excluding all "interested shares" within the meaning of
Section 17-1288 of the Kansas Control Share Acquisitions Statute (assuming for the purposes of the Kansas Control Share Acquisitions Statute that none of FT, DT and their respective affiliates and associates (as each such term is defined in the Kansas Control Share Acquisitions Statute) owned, directly or indirectly, or had or exercised the power to vote or direct the vote of, in each case alone or as part of a group, any Voting Securities as of the date hereof or at the time of the vote contemplated by this Section 6.13 and that none of such Persons acquires any Voting Securities other than as contemplated or permitted by this Agreement, any Other Agreement or the Amendment). The Board of Directors has unanimously determined that the Proposals are advisable and in the best interests of the stockholders of the Company.

  Section 6.14. Long Distance Business. There are no assets in the Local Exchange Division, the Cellular and Wireless Division or any other division of the Company other than the Long Distance Division which are primarily used, or held primarily for use, in or for the benefit of the Long Distance Business, except for assets that in the aggregate are not material to the operation of the Long Distance Business.

                                  ARTICLE VII

                  REPRESENTATIONS AND WARRANTIES OF THE BUYERS

  Section 7.1. Representations and Warranties of FT. FT represents and warrants to, and covenants with, the Company as follows:

    (a) FT is an exploitant public validly existing under the laws of the Republic of France, and has all requisite power and authority to: (i) enter into this Agreement and each Other Agreement, (ii) purchase the shares of the Company's capital stock as provided herein, and in the Stockholders' Agreement and the Articles as amended by the Amendment, and (iii) comply with its obligations under this Agreement and each Other Agreement.

    (b) (i) The execution, delivery and performance of this Agreement and each Other Agreement, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all requisite action on the part of FT. Upon the execution and delivery of this Agreement and each Other Agreement by FT, each such agreement will constitute a legal, valid and binding agreement of FT, enforceable against FT in accordance with its terms.

    (ii) Neither the execution, delivery and performance by FT of this Agreement and each Other Agreement, nor the consummation by FT of the transactions contemplated hereby or thereby will: (w) violate or conflict with any provision of the FT Law and Decrees; (x) require any Governmental Approvals or Third Party Approvals, except (A) as set forth in Section 7.1(b) of the FT Disclosure Schedule or (B) where the failure to so obtain, make or file such Governmental Approvals or Third Party Approvals is not reasonably likely to affect adversely in any material respect FT's ability to perform its obligations hereunder or under the Other Agreements; (y) result in a default (or an event that, with notice or lapse of time or both, would become a default) under any Contract to which FT or any of its Subsidiaries is a party, or by which FT or any of its Subsidiaries or any of their respective assets or properties is bound, except for any such defaults that, individually or in the aggregate, are not reasonably likely to affect adversely in any material respect FT's ability to perform its obligations hereunder or under the Other Agreements; or (z) violate or conflict with Applicable Law applicable to FT or any of its Subsidiaries, or any of the properties, businesses, or assets of FT or any of its Subsidiaries, except violations and conflicts that, individually or in the aggregate, are not reasonably likely to affect adversely in any material respect FT's ability to perform its obligations hereunder or under the Other Agreements.

    (c) Except as set forth in Section 7.1(c) of the FT Disclosure Schedule, there is no Proceeding pending or, to the best of FT's knowledge, threatened against or relating to FT or any of its Subsidiaries at law or in equity that, individually or in the aggregate, is reasonably likely to affect adversely in any material respect FT's ability to perform its obligations hereunder or under the Other Agreements. There is no judgment, decree, injunction, rule or order of any Governmental Authority outstanding against FT or any of its Subsidiaries that, individually or in the aggregate, is reasonably likely to adversely affect in any material respect FT's ability to perform its obligations hereunder or under the Other Agreements.

    (d) All documents that FT is responsible for filing with any Governmental Authority in connection with the transactions contemplated hereby or by each Other Agreement have complied and will comply in all material respects with Applicable Law. All information supplied or to be supplied by FT in any document filed with any Governmental Authority in connection with the transactions contemplated hereby or by the Other Agreements will be, at the time of filing, true and correct in all material respects, except where the failure to be true and correct, individually or in the aggregate, would not adversely affect in any material respect the consummation of the transactions contemplated by this Agreement or any Other Agreement.

    (e) FT is purchasing the shares of the Company's capital stock to be purchased by it pursuant to this Agreement and the Stockholders' Agreement for its own account for investment, and not with a view to the distribution of such shares or any part thereof. FT is a party to no Contract with any Person for resale of such shares in connection with such a distribution. FT acknowledges that the offering of the shares pursuant to this Agreement and the Stockholders' Agreement will not be registered under the Securities Act or under any state securities or blue sky law or the securities laws of any other country, on the grounds (with respect to the Securities Act and such state securities or blue sky laws) that the offering and sale of shares of capital stock contemplated by this Agreement and the Stockholders' Agreement are exempt from registration pursuant to exceptions available under such laws, and that the Company's reliance upon such exemptions is predicated upon FT's representations set forth in this Agreement and the Stockholders' Agreement. FT understands that the shares of the Company's capital stock purchased by it pursuant to this Agreement and the Stockholders' Agreement may not be sold or transferred unless such shares are subsequently registered under the Securities Act and/or applicable state securities or blue sky laws or any applicable securities laws of any other country or an exemption from such registration is available.

    (f) Except for such rights as may be conferred on FT as contemplated by this Agreement and the Other Agreements, as of the date hereof, neither FT nor any of its Affiliates Beneficially Owns, directly or indirectly, any shares of capital stock of the Company.

    (g) No Subsidiary of FT is entitled to any immunity on the grounds of sovereignty or otherwise (including, without limitation, pursuant to the Foreign Sovereign Immunities Act, 28 U.S.C. (P)1602 et seq.), based upon its status as an agency or instrumentality of government, from any legal action, suit or proceeding or from set off or counterclaim, from the jurisdiction of any competent court described in Section 11.8, from service of process, from attachment prior to judgment, from attachment in aid of execution of a judgment, from execution pursuant to a judgment or arbitral award, or from any other legal process in any jurisdiction, in each case relating to this Agreement or any Other Agreement.

    (h) FT has delivered to the Company a copy of its annual report for the year ended December 31, 1994.

  Section 7.2. Representations and Warranties of DT. DT represents and warrants to, and covenants with, the Company as follows:

    (a) DT is an Aktiengesellschaft duly formed and validly existing under the laws of Germany, and has all requisite corporate power and authority to: (i) enter into this Agreement and each of the Other Agreements, (ii) purchase the shares of the Company's capital stock as provided herein, and in the Stockholders' Agreement and the Articles as amended by the Amendment and (iii) comply with its obligations under this Agreement and each Other Agreement.

    (b) (i) The execution, delivery and performance of this Agreement and each Other Agreement, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all requisite corporate action on the part of DT. Upon the execution and delivery of this Agreement and each Other Agreement by DT, each such agreement will constitute a legal, valid and binding agreement of DT, enforceable against DT in accordance with its terms.

    (ii) Neither the execution, delivery and performance by DT of this Agreement and each of the Other Agreements, nor the consummation by DT of the transactions contemplated hereby or thereby, will (w) violate or conflict with any provision of the Satzung or other governing documents of DT or any of its Subsidiaries; (x) require any Governmental Approvals or Third Party Approvals, except (A) as set forth in Section 7.2(b) of the DT Disclosure Schedule or (B) where the failure to so obtain, make or file such Governmental Approvals or Third Party Approvals, individually or in the aggregate, is not reasonably likely to affect adversely in any material respect DT's ability to perform its obligations hereunder or under the Other Agreements; (y) result in a default (or an event that, with notice or lapse of time or both, would become a default) under any Contract to which DT or any of its Subsidiaries is a party, or by which DT or any of its Subsidiaries or any of their respective assets or properties is bound, except for any such defaults that, individually or in the aggregate, are not reasonably likely to affect adversely in any material respect DT's ability to perform its obligations hereunder or under the Other Agreements; or (z) violate or conflict with any Applicable Law applicable to DT or any of its Subsidiaries, or any of the properties, businesses, or assets of DT or any of its Subsidiaries, except violations and conflicts that, individually or in the aggregate, are not reasonably likely to affect adversely in any material respect DT's ability to perform its obligations hereunder or under the Other Agreements.

    (c) Except as set forth in Section 7.2(c) of the DT Disclosure Schedule, there is no Proceeding pending or, to the best of DT's knowledge, threatened against or relating to DT or any of its Subsidiaries at law or in equity that, individually or in the aggregate, is reasonably likely to affect adversely in any material respect DT's ability to perform its obligations hereunder or under the Other Agreements. There is no judgment, decree, injunction, rule or order of any Governmental Authority outstanding against DT or any of its Subsidiaries that, individually or in the aggregate, is reasonably likely to adversely affect in any material respect DT's ability to perform its obligations hereunder or under the Other Agreements.

    (d) All documents that DT is responsible for filing with any Governmental Authority in connection with the transactions contemplated hereby have complied and will comply in all material respects with Applicable Law. All information supplied or to be supplied by DT in any document filed with any Governmental Authority in connection with the transactions contemplated hereby or by the Other Agreements will be, at the time of filing, true and correct in all material respects, except where the failure to be true and correct, individually or in the aggregate, would not adversely affect in any material respect the consummation of the transactions contemplated by this Agreement or any Other Agreement.

    (e) DT is purchasing the shares of the Company's capital stock to be purchased by it pursuant to this Agreement and the Stockholders' Agreement for its own account for investment, and not with a view to the distribution of such shares or any part thereof. DT is a party to no Contract with any Person for resale of such shares in connection with such a distribution. DT acknowledges that the offering of the shares pursuant to this Agreement and the Stockholders' Agreement will not be registered under the Securities Act or under any state securities or blue sky law or the securities laws of any other country, on the grounds (with respect to the Securities Act and such state securities or blue sky laws) that the offering and sale of shares of capital stock contemplated by this Agreement and the Stockholders' Agreement are exempt from registration pursuant to exceptions available under such laws, and that the Company's reliance upon such exemptions is predicated upon DT's representations set forth in this Agreement and the Stockholders' Agreement. DT understands that the shares of the Company's capital stock purchased by it pursuant to this Agreement and the Stockholders' Agreement may not be sold or transferred unless such shares are subsequently registered under the Securities Act and/or applicable state securities or blue sky laws or any applicable securities laws of any other country or an exemption from such registration is available.

    (f) Except for such rights as may be conferred on DT as contemplated by this Agreement and the Other Agreements, as of the date hereof neither DT nor any of its Affiliates Beneficially Owns, directly or indirectly, any shares of capital stock of the Company.

    (g) DT has delivered to the Company a copy of its annual report for the year ended December 31, 1994.

                                  ARTICLE VIII

                            COVENANTS OF THE COMPANY

  Section 8.1. Conduct of Business by the Company. Except to the extent that each of the Buyers otherwise consents in writing, or as otherwise contemplated by this Agreement, the Other Agreements or the Joint Venture Documents, until the First Closing:

    (a) The Company shall, and shall cause each of its Subsidiaries to, conduct its operations so that the conduct of business of the Company and its Subsidiaries, taken as a whole, is not materially inconsistent with the scope and nature of such business on the date hereof and as shall be described in the Proxy Statement; provided that this Section 8.1(a) shall not prohibit the Company or any of its Subsidiaries from (i) engaging in any activity relating to a Core Business (whether or not the Company as of the date of this Agreement is engaged in such activity or such Core Business), (ii) effecting any Exempt Asset Divestiture or any Exempt Long Distance Asset Divestiture (except for a transaction described in clause
  (g) of the definition of Exempt Long Distance Asset Divestiture) or (iii) effecting the Cellular Spin-off or any transaction permitted by Section
  8.10 hereof. The Company shall consult with each of the Buyers in good faith prior to undertaking any material action that would reasonably be viewed as outside the ordinary course of the Company's and its Subsidiaries' business.

    (b) The Company shall not redeem, repurchase or otherwise acquire, or permit any Subsidiary to redeem, repurchase or otherwise acquire, Voting Securities of the Company (including any securities convertible or exchangeable into such Voting Securities) in excess of Voting Securities representing 50% of the aggregate Votes of the Voting Securities of the Company as of the date hereof, except as required by the terms of the securities of the Company outstanding on the date hereof or as contemplated by any employee benefit plans.

    (c) The Company shall not amend or propose to amend the Articles or Bylaws in any manner that would adversely affect the consummation of the transactions contemplated by, or otherwise adversely affect the rights of the Buyers under, this Agreement, each Other Agreement, the Articles as proposed to be amended by the Amendment and the Bylaws as proposed to be amended by the Bylaws Amendment, nor shall it permit any of its Subsidiaries to amend or propose to amend the articles of incorporation or bylaws of any such Subsidiary, in any manner that would adversely affect the consummation of the transactions contemplated by, or otherwise adversely affect the rights of the Buyers under, this Agreement and each Other Agreement.

    (d) The Company shall not authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of the Company; provided that this Section 8.1(d) shall not prohibit the Company or any of its Subsidiaries from effecting any Exempt Asset Divestiture or any Exempt Long Distance Asset Divestiture (except for a transaction described in clause (g) of the definition of Exempt Long Distance Asset Divestiture).

    (e) Without limiting the foregoing, the Company shall not undertake any action or transaction described in Sections 4, 5 and 6(a) of the Class A Provisions.

  Section 8.2. Access and Information. Until the First Closing, the Company shall provide to the Buyers and their representatives upon reasonable notice, during mutually agreeable hours, full and complete access during normal business hours to its properties, personnel, books, records and Contracts and those of its Subsidiaries and shall furnish or make available all such information and documents relating to its properties and business and those of its Subsidiaries as the Buyers may reasonably request, unless and to the extent that, in connection with a Contract between the Company or any Subsidiary of the Company and any Governmental Authority, such Governmental Authority requires the Company or any of its Subsidiaries to restrict access to any properties or information reasonably related to such Contract on the basis of Applicable Law with respect to national security matters, and unless and to the extent that Applicable Law otherwise requires the Company to restrict FT's and DT's access to any properties or information, provided that any such investigation by the Buyers shall be conducted in such a manner as not to interfere unreasonably with the business or operations of the Company or any of its Subsidiaries; and the Company shall use its reasonable efforts to cause Ernst & Young or its successor to give to any independent public accountants engaged by the Buyers full access to its books, records and work papers relating to the Company and its Affiliates, subject to the execution by FT and DT of such agreement as the Company and Ernst & Young may reasonably request as a condition to such access. All confidential information provided to the Buyers pursuant to this Section will be subject to the Existing Confidentiality Agreement. Notwithstanding the foregoing, FT and DT may not have access to (a) information or documents subject to existing confidentiality restrictions with any third party without the approval of the third party, or (b) information or documents subject to attorney/client privilege.

  Section 8.3. No Solicitation, Etc. (a) Until the First Closing, neither the Company nor any of its Subsidiaries or Affiliates nor any of their respective officers, directors, employees, agents or representatives (including, without limitation, investment bankers, attorneys and accountants) shall, directly or indirectly, (i) solicit any proposal involving a transaction of the kind described in Section 8 of the Class A Provisions (an "Acquisition Proposal") or
(ii) enter into substantive negotiations with any third party in response to an Acquisition Proposal unless the Board of Directors determines in good faith that it is in the best interests of the Company's stockholders to engage in such substantive negotiations (after considering the benefits to the Company of the transactions contemplated by this Agreement and the Joint Venture Agreement and the potential impact of such negotiations on such transactions).

    (b) Until the First Closing, neither the Company nor any of its Subsidiaries or Affiliates nor any of their respective officers, directors, employees, agents or representatives (including, without limitation, investment bankers, attorneys and accountants) shall, directly or indirectly (i) solicit any proposal involving any commercial or other arrangements or relationships in nature and scope similar to the arrangements and relationships contemplated by this Agreement or the Joint Venture Agreement if inconsistent with the purposes and scope of this Agreement and the Joint Venture (an "Alternative Transaction"), (ii) disclose directly or indirectly any information not customarily disclosed publicly concerning its business and properties to, or afford any access to its properties, books and records to, any Person in connection with any possible Alternative Transaction or (iii) enter into substantive negotiations with any third party relating to an Alternative Transaction.

    (c) Until the approval by the stockholders of the Company of the Proposals shall have been obtained as contemplated by Section 8.4 hereof, if the Board of Directors or any committee thereof is notified during any meeting of the Board of Directors or such committee of substantive negotiations with respect to any transaction or action whose consummation would be prohibited by Section 8.1(e) hereof, the Company shall discontinue such negotiations, unless prior to such time the Company shall have notified each of FT and DT of its desire that such negotiations continue (and shall have provided each of FT and DT with a description in reasonable detail of the transaction or action that is the subject of such negotiations) and both FT and DT shall have failed to notify the Company of their disapproval of such negotiations within five Business Days after receipt by each of FT and DT of the Company's notice.

    (d) Until the First Closing, the Company shall notify each of FT and DT promptly if any discussions or negotiations are sought to be initiated, any inquiry or proposal is made, or any such information is requested, with respect to a potential Acquisition Proposal or an Alternative Transaction.

  Section 8.4. Stockholders Approval. Unless the Board of Directors determines in good faith, after receipt of written advice from the Company's outside counsel as to the nature and scope of the Directors' fiduciary duties, that it would be inconsistent with the Directors' fiduciary duties to the Company and to the Company's stockholders under Applicable Law not to withdraw or change such recommendation, the Board of Directors shall (a) as soon as practicable after the date hereof, in accordance with Applicable Law, take all steps necessary to call, give notice of, convene and hold a special meeting of its stockholders for the purpose of voting upon the Proposals (the "Stockholders' Meeting"), (b) recommend to the stockholders of the Company the adoption and approval of the Proposals and (c) use its reasonable efforts to obtain the necessary approvals by the Company's stockholders of the Proposals.

  Section 8.5. Proxy Statement Filings. (a) As promptly as practicable after the date hereof, the Company shall prepare and, after consultation with each of FT and DT, file the Proxy Statement with the SEC pursuant to the Exchange Act, and, after consultation with each of FT and DT, shall respond promptly to any comments made by the SEC with respect to the Proxy Statement and any preliminary version thereof, and at the earliest practical time shall mail such Proxy Statement to the stockholders entitled to vote at the Stockholders' Meeting.

  (b) If at any time after the mailing of the definitive Proxy Statement and prior to the Stockholders' Meeting any event should occur that results in the Proxy Statement containing an untrue statement of a material fact or omitting to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, or that otherwise should be described in an amendment or supplement to the Proxy Statement, the Company shall promptly notify the Buyers of the occurrence of such event and then promptly prepare, file and clear with the SEC and mail to the Company's stockholders each such amendment or supplement.

  Section 8.6. Use of Proceeds. The proceeds of the transactions contemplated herein may be used for the repayment of indebtedness, funding the Company's investment in the JV Entities and other corporate purposes as determined by the Board of Directors.

  Section 8.7. Advice of Changes. Until the First Closing, the Company shall promptly advise the Buyers orally and in writing of any change or event known to the Chief Executive Officer or any Executive Vice President of the Company which such Person in his reasonable good faith judgment believes has had or is likely to have, either individually or together with other changes or events, a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

  Section 8.8. No Action Relating to Takeover Statutes; Applicability of Future Statutes and Regulations. The Company shall (a) take no action, by resolution of its Board of Directors or otherwise, to cause the Business Combination Statute or the provisions of the Kansas Control Share Acquisitions Statute to apply to FT, DT or their respective Affiliates by virtue of the transactions contemplated by this Agreement, any Other Agreement or the Amendment; and (b) use reasonable efforts to avoid (to the extent possible) the application of any "fair price," "moratorium," "control share acquisition," "business combination," "shareholder protection" or similar anti-takeover statute or regulation promulgated under Kansas law after the date hereof to FT, DT or their respective Affiliates by virtue of the transactions contemplated by this Agreement, any Other Agreement or the Amendment.

  Section 8.9. Spin-offs. (a) Prior to the Investment Completion Date, the Company shall not undertake any Spin-off, split-off or other distribution to any of its stockholders of equity interests of a Subsidiary of the Company other than the Cellular Spin-off prior to delivery of a Notice of Abandonment, provided that if the Company proposes to undertake a transaction described in the preceding sentence prior to the Investment Completion Date, the Parties shall negotiate in good faith a Spin-off Investment Agreement and any necessary or advisable modifications to this Agreement, the Stockholders' Agreement and the Amendment (or the Articles as amended by the Amendment; as the case may be) in connection with such transaction, and the Company shall be permitted, subject to the rights of the Class A Holders set forth in Section 7.10 of the Stockholders' Agreement, to undertake such transaction, only if the Parties are able to reach agreement regarding such modifications.

  (b) Between the Investment Completion Date and the earlier of the date of the Optional Shares Closing and 60 days after the Investment Completion Date, the Company shall not effect any Spin-off, split-off or other distribution to any of its stockholders of any equity interests of any Subsidiary of the Company.

  (c) Nothing in this Agreement, any Other Agreement or the Amendment shall prohibit the Company from effecting the Cellular Spin-off prior to delivery of the Notice of Abandonment.

  Section 8.10. Conduct of Business of Cellular. (a) Except (v) for the Cellular Spin-off, (w) for any financings or refinancings in contemplation of the Cellular Spin-off, (x) as set forth in the Schedule of Permitted Cellular Actions attached as Schedule C hereto, (y) as otherwise may be necessary to comply with an order, rule or other requirement of the FCC, or (z) as otherwise may be consented to in writing by the Buyers, until the earlier of (A) the occurrence of the Cellular Spin-off Date, and (B) the delivery of a Notice of
Abandonment:

    (i) The Company shall cause the business of Cellular to be conducted only in the ordinary course of business consistent with past practices (except for any internal reorganization of Cellular that the Company believes in good faith is appropriate in connection with the Cellular Spin-off), provided that nothing in this Agreement, the Other Agreements or the Amendment shall prohibit the Company from effecting any Acquisitions or Dispositions with respect to Cellular so long as the number of POPs of Cellular at the Cellular Spin-off Date do not vary by more than 10% from the number of POPs of Cellular at June 22, 1995.

    (ii) Neither the Company nor any of its Affiliates (other than Cellular and the Subsidiaries and Affiliates Controlled by Cellular) shall engage in any transaction (including, without limitation, the purchase, sale, transfer or exchange of assets or the rendering of any service) with Cellular that is to be performed, in whole or in part, after the Cellular Spin-off Date, except upon terms that following the Cellular Spin-off Date are no less favorable to the Company or such an Affiliate of the Company than those that might, in the good faith judgment of the Company, be obtained in an arms' length transaction at the time from Persons which are not the Company or such an Affiliate of the Company, other than transactions that individually and in the aggregate are immaterial to the value of Cellular, provided that the transactions between the Company and Cellular that are to be performed, in whole or in part, after the Cellular Spin-off Date (other than any transactions that individually and in the aggregate are immaterial to the value of Cellular) shall be approved by the Board of Directors.

    (iii) The Company shall not enter into any Cellular Guarantee in respect of any Cellular Liabilities other than guarantees of purchase money indebtedness or other non-financial indebtedness that, individually and in the aggregate, do not exceed $5 million. Cellular shall assume or retain all Cellular Liabilities incurred by the Company or its Subsidiaries in connection with the conduct of the business of Cellular prior to the Cellular Spin-off Date, other than (i) liabilities that are in the aggregate immaterial to the Company and to Cellular, and (ii) indebtedness for borrowed money, it being understood that the Company may establish the amount of indebtedness for borrowed money, if any, to be borne by Cellular in connection with the Cellular Spin-off.

    (iv) In connection with the Cellular Spin-off, the Company and Cellular shall enter into a Tax Sharing and Indemnification Agreement which will include, among other things, the following provisions: (i) in the event that the Cellular Spin-off fails to constitute a tax-free distribution under section 355 of the Code, Taxes resulting from such failure (including the liability of the Company or Cellular arising from Taxes imposed on shareholders of the Company to the extent any shareholders successfully seek recourse against the Company or Cellular on account of such failure) will be allocated between the Company and Cellular in such a manner as will take into account the extent to which each contributed to such failure, and the Company and Cellular will indemnify and hold harmless the other from and against the Taxes so allocated to the indemnifying party; (ii)(x) the Company will agree to be responsible for, and to indemnify and hold Cellular and the Cellular Affiliates harmless from and against, Taxes in an amount up to $25 million arising from the recognition of gain upon a distribution of Cellular Common Stock to non-U.S. persons pursuant to section 367(e) of the Code in connection with the Cellular Spin-off and from the transfer of assets and liabilities by the Company and the Sprint Affiliates to Cellular and the Cellular Affiliates in connection with the Cellular Spin-off, and (y) Cellular will agree to be responsible for, and to indemnify and hold the Company and the Sprint Affiliates harmless from and against, Taxes in excess of $25 million arising from such recognition of gain and such transfer of assets and liabilities as described in subclause (x) of this clause (ii); (iii) with respect to Taxes other than those to which clauses (i) and (ii) above apply, Cellular will agree to be responsible for, and to indemnify and hold the Company and the Sprint Affiliates harmless from and against, any liability for Taxes of or relating to Cellular or the Cellular Affiliates or their assets or the operation of their businesses for periods up to and including the Cellular Spin-off Date (including Taxes attributable to any deferred intercompany transactions or excess loss accounts that are recognized as a result of the Cellular Spin-off or any transfer of any asset or liability in connection therewith); and, (iv) with respect to Taxes other than those to which clauses (i), (ii) and (iii) above apply, the Company will agree to be responsible for, and to indemnify and hold Cellular and the Cellular Affiliates harmless from and against, any liability for Taxes of or relating to the Company or the Sprint Affiliates or their assets or the operation of their businesses (A) for periods up to and including the Cellular Spin-off Date, and (B) for periods after the Cellular Spin-off Date and imposed on Cellular or the Cellular Affiliates under section 1.1502-6 of the Treasury regulations or any comparable provision of any applicable state, local or foreign tax law. For purposes of this Section 8.10(a)(iv), the term "Cellular Affiliates" shall mean all direct and indirect parents and Subsidiaries, if any, of Cellular immediately after the Cellular Spin-off, and the term "Sprint Affiliates" shall mean all direct and indirect parents and Subsidiaries, if any, of the Company immediately after the Cellular Spin-off.

  (b) The Company shall not have any liability for any breach of any of the covenants or agreements set forth in this Section 8.10 if the Company shall have delivered a Notice of Abandonment.

                                   ARTICLE IX

                                OTHER AGREEMENTS

  Section 9.1. Information for Inclusion in the Proxy Statement. Each of FT and DT shall provide such information regarding itself and its Affiliates (including, without limitation, such information necessary to describe in sufficient detail the Control Share Acquisitions Plan) as may reasonably be requested by the

Company for inclusion in the Proxy Statement, and each of FT and DT will deliver as promptly as practicable after the date hereof to the Company an Acquiring Person Statement in compliance with Section 17-1291 of the Kansas Control Share Acquisitions Statute. The information provided by FT and DT for inclusion in the Proxy Statement and the information contained in the Acquiring Person Statement will not contain any material misstatement of fact or omit to state any material fact necessary to make the statements, in the light of the circumstances under which they are made, not misleading. All statements included in the Proxy Statement relating to FT or DT shall be subject to the approval of FT and DT, such approval not to be unreasonably withheld. If, at any time after the mailing of the definitive Proxy Statement and prior to the Stockholders' Meeting, any event should occur that results in the information supplied by FT, DT or their respective Affiliates for inclusion in the Proxy Statement or the information contained in the Acquiring Person Statement containing an untrue statement of a material fact or omitting to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, FT and DT shall promptly notify the Company of the occurrence of such event.

  Section 9.2. Further Assurances. (a) Each Party shall (i) execute and deliver such additional instruments and other documents, and (ii) use its reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary under Applicable Law to consummate the transactions contemplated hereby and by the Other Agreements and to satisfy the applicable conditions to closing hereunder.

  (b) Each of the Parties agrees to make all filings with Governmental Authorities required in connection with the transactions contemplated by this Agreement and the Other Agreements, including all filings necessary to obtain the Governmental Approvals described in Sections 3.1(a), (b), (c), (d), (e) and
(k) of this Agreement as promptly as practicable after the date of this Agreement and to use its reasonable efforts to furnish or cause to be furnished, as promptly as practicable, all information and documents reasonably required to obtain such approvals and shall otherwise cooperate in all reasonable respects with the applicable Governmental Authorities to obtain any required Governmental Approvals in as expeditious a manner as possible.

  (c) Each of the Parties shall use its reasonable efforts to resolve such objections, if any, as any Governmental Authority may assert with respect to this Agreement and the Other Agreements and the transactions contemplated hereby and thereby under Applicable Laws, including requesting reconsideration (which may be initiated by the Party affected thereby or requested by any other Party) of any adverse ruling of any Governmental Authority and taking administrative appeals, if available and reasonably likely to result in a reversal of such adverse ruling. If any Proceeding is instituted by any Person challenging this Agreement, the Other Agreements or the transactions contemplated hereby or thereby, the Parties shall promptly consult with each other to determine the most appropriate response to such Proceeding and shall cooperate in all reasonable respects with any Party subject to any such Proceeding, provided that the decision whether to initiate, and the control of, any Proceeding involving any Party shall remain within the sole discretion of such Party.

  (d) FT shall comply, to the extent permitted by Applicable Law of France, with final and nonappealable discovery orders rendered by a court of competent jurisdiction as provided in Section 11.8 hereof or in any corresponding section of any Other Agreement, and shall take such reasonable action as appropriate in order to permit FT to so comply with such orders.

  (e) DT shall comply, to the extent permitted by Applicable Law of Germany, with final and nonappealable discovery orders rendered by a court of competent jurisdiction as provided in Section 11.8 hereof or in any corresponding section of any Other Agreement, and shall take such reasonable action as appropriate in order to permit DT to so comply with such orders.

  Section 9.3. Public Announcements. In addition to any obligations under the Standstill Agreement, the Parties shall use reasonable efforts to consult in good faith with each other with a view to agreeing upon any press release or public announcement relating to the transactions contemplated hereby or by the Other Agreements prior to the consummation thereof.

  Section 9.4. Notification. Each Party shall notify each other Party of the occurrence or nonoccurrence of any event known to a senior officer of such Party which in such Person's reasonable good faith judgment has caused or is likely to cause:

    (a) any covenant or agreement of such Party contained herein not to be performed or complied with in any material respect, or any condition set forth in Article III to become incapable of being fulfilled, in each case until the First Closing (except as provided in clauses (b), (c) and (d) below);

    (b) any covenant or agreement of such Party set forth in Section 2.2, 2.3 or 2.4 of this Agreement not to be performed or complied with in any material respect, or any condition set forth in Article IV to become incapable of being fulfilled, in each case until the relevant Article IV Closing;

    (c) any covenant or agreement of such Party set forth in Section 2.5 of this Agreement not to be performed or complied with in any material respect, or any condition set forth in Article V to become incapable of being fulfilled, in each case until the Optional Shares Closing; or

    (d) any covenant or agreement of such Party set forth in Sections 8.8, 9.2, 9.3, 11.2 or 11.12 of this Agreement not to be performed or complied with in any material respect, in each case for so long as shares of Class A Stock are outstanding;

provided that the delivery of any notice pursuant to this Section 9.4 will not cure such breach or noncompliance or limit or otherwise affect the remedies available hereunder to any Party, and provided, further, that, with respect to any representation or warranty, no Party shall have any liability for a breach of this Section 9.4, if the claim with respect to such breach is made at a time when the representation or warranty to which it relates does not continue to survive as provided in Section 11.1 hereof.

  Section 9.5. Brokers or Finders. (a) Other than Dillon, Read & Co. Inc., no Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee as a result of any action by the Company or any of its Affiliates in connection with the transactions contemplated by this Agreement and the Other Agreements. The Company agrees to indemnify and hold harmless each of FT and DT from and against any and all claims, liabilities and obligations (including attorneys' fees (but not including the portion of any such fees determined pursuant to the German Fee Regulations) and disbursements of counsel) with respect to any such fees asserted by any Person as a result of any action by the Company or any of its Affiliates in connection with the transactions contemplated by this Agreement and the Other Agreements.

  (b) Other than Goldman, Sachs & Co., no Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee as a result of any action by FT or any of its Affiliates in connection with the transactions contemplated by this Agreement and the Other Agreements. FT agrees to indemnify and hold the Company harmless from and against any and all claims, liabilities and obligations (including attorneys' fees and disbursements of counsel) with respect to any such fees asserted by any Person as a result of any actions by FT or its Affiliates in connection with the transactions contemplated by this Agreement and the Other Agreements.

  (c) Other than Goldman, Sachs & Co., no Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee as a result of any action by DT or any of its Affiliates in connection with the transactions contemplated by this Agreement and the Other Agreements. DT agrees to indemnify and hold the Company harmless from and against any and all claims, liabilities and obligations (including attorneys' fees and disbursements of counsel) with respect to any such fees asserted by any Person as a result of any actions by DT or its Affiliates in connection with the transactions contemplated by this Agreement and the Other Agreements.

  Section 9.6. Notice of Proposals Regarding Acquisition Transactions. Until the First Closing, each of FT and DT shall promptly notify the Company if any inquiries or proposals are received by, any information is requested from, or any negotiations or discussions are sought to be initiated or continued with, FT or DT or any of their respective Affiliates regarding any Acquisition Proposal involving the Company or any purchase of any of the shares of capital stock of the Company Beneficially Owned by FT, DT or any of their respective Affiliates (whether by way of a tender offer or exchange offer or otherwise).

  Section 9.7. Execution of Standstill Agreement. Concurrently with the execution of this Agreement, each Party shall execute the Standstill Agreement.

  Section 9.8. Confidentiality Agreements. As soon as reasonably practicable after the date hereof but prior to the Initial Issuance Date, the Parties shall negotiate in good faith to reach mutual agreement regarding the definitive terms and conditions of the FT Investor Confidentiality Agreement and the DT Investor Confidentiality Agreement.

  Section 9.9. Actions by FT and DT in Connection with the Cellular Spin-off. Upon the request of the Company, by notice given not fewer than ten Business Days prior to the planned date of the Cellular Spin-off, each of FT and DT shall represent and warrant to the Company that, to the best of their knowledge, on or prior to the Cellular Spin-off Date they do not have a plan to purchase Common Stock from any officer or director of the Company or from any shareholder of the Company owning more than one percent of the outstanding capital stock of the Company. The above representation and warranty shall survive until the applicable statute of limitations pursuant to the Code (including any extension thereof) for the taxable year of the Company including the Cellular Spin-off expires.

  Section 9.10. Adjustment Certificates. From time to time, at the request of FT or DT, the Company shall, within 20 Business Days of the date of the request therefor, deliver to each Class A Holder a certificate signed by a duly authorized officer of the Company setting forth any adjustment pursuant to the Class A Provisions or the Stockholders' Agreement, as the case may be, to the Adjusted Cellular Price, the Net Cellular Acquisition Amount, the Net Cellular Indebtedness, the Average Sprint Price, the Average Cellular Price, the Lower Threshold Sprint Price, the New Lower Threshold Sprint Price, the Upper Threshold Sprint Price, the New Upper Threshold Sprint Price, the Second Anniversary Threshold Sprint Price (as such term is defined in the Class A Provisions), the Target Price, the New Target Price, the Minimum Price, the New Minimum Price, the Maximum Price, the New Maximum Price, the Cellular Spin-off Reduction Factor, the Dividend Factor (as such term is defined in the Class A Provisions), the conversion ratio expressed in Section 3(c)(ii) of that portion of ARTICLE SIXTH entitled GENERAL PROVISIONS RELATING TO COMMON STOCK AND CLASS A STOCK, the Modified Lower Threshold (as such term is defined in the Class A Provisions), and the Modified New Lower Threshold (as such term is defined in the Articles), as the case may be, and showing in reasonable detail the facts upon which such adjustment or adjustments are based.

                                   ARTICLE X

                             TERM AND TERMINATION

  Section 10.1. Termination. (a) This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Initial Issuance Date (whether before or after the Stockholders' Meeting):

    (i) by FT, DT or the Company, if the First Closing has not been consummated on or before February 15, 1996/1/ other than as a result of the failure of the Party seeking to terminate this Agreement to perform its obligations under this Agreement or the Other Agreements;

    (ii) by FT or DT:

      (1) upon the occurrence of a Change of Control,

      (2) if the Company or any of its Subsidiaries or Affiliates, or any of their respective officers, directors, employees, agents or representatives (including, without limitation, investment bankers, attorneys and accountants), undertakes any action prohibited by clause
    (b) of Section 8.3, unless prior to such time the Company shall have notified each of FT and DT of its desire that such Person or Persons undertake such action (and shall have provided each of FT and DT with a description in reasonable detail of the action proposed, the Person or Persons involved, and the transaction or proposal to which it relates) and both FT and DT shall have failed to notify the Company of their disapproval of such action within five Business Days after receipt by both FT and DT of the Company's notice,
--------

/1/ Pursuant to a letter agreement dated as of November 21, 1995, Sprint, FT and DT agreed to change this date from December 31,1995 to February 15, 1996.

      (3) until the approval of the Proposals by the stockholders of the Company shall have been obtained as contemplated by Section 8.4 hereof, if the Board of Directors or any committee thereof is notified during any meeting of the Board of Directors or any committee thereof of substantive negotiations with respect to any transaction or action whose consummation would be prohibited by Section 8.1(e) hereof, and the Board of Directors or such committee has not instructed that the Company discontinue such negotiations, unless prior to such time the Company shall have notified each of FT and DT of its desire that such negotiations continue (and shall have provided each of FT and DT with a description in reasonable detail of the transaction or action that is the subject of such negotiations) and both FT and DT shall have failed to notify the Company of their disapproval of such negotiations within five Business Days after receipt by both FT and DT of the Company's notice,

      (4) if the Board of Directors or any committee thereof is notified during any meeting of the Board of Directors or such committee of negotiations involving the Company and any Person relating to an Acquisition Proposal and the Board of Directors or such committee has not instructed that the Company discontinue such negotiations, unless prior to such time the Company shall have notified each of FT and DT of its desire that such negotiations continue (and shall have provided each of FT and DT with a description in reasonable detail of the scope and substance of the negotiations and the Acquisition Proposal to which they relate) and both FT and DT shall have failed to notify the Company of their disapproval of such negotiations within five Business Days after receipt by both FT and DT of the Company's notice,

      (5) if the Board of Directors shall have withdrawn or qualified or resolved to withdraw or qualify in any manner that is adverse to FT or DT, its recommendation or approval of the Proposals, provided, that for purposes of this clause (5) and clause (3) of Section 10.1(a)(iii), if the Board of Directors continues its recommendation and approval of the Proposals, but reflects in its recommendation additional information, inclusion of such additional information, in and of itself, shall not be deemed to be a qualification that is adverse to FT or DT,

      (6) if it has become impossible for any condition precedent to its obligations under this Agreement or the Other Agreements to be satisfied, provided that such condition precedent has become impossible to satisfy other than as a result of the failure of FT or DT to perform its obligations under this Agreement or the Other Agreements,

      (7) if there is a material breach by the Company of its representations and warranties contained in this Agreement and the Other Agreements, which breach is not cured within 30 days after written notice by FT or DT of such breach, or

      (8) if the stockholders of the Company fail to approve the Proposals by the requisite vote at the Stockholders' Meeting;

    (iii) by the Company:

      (1) if it has become impossible for any condition precedent to its obligations under this Agreement or the Other Agreements to be satisfied, provided that such condition precedent has become impossible to satisfy other than as a result of the failure of the Company to perform its obligations under this Agreement or the Other Agreements,

      (2) if there is a material breach by FT or DT of its representations and warranties contained in this Agreement and the Other Agreements, which breach is not cured within 30 days after written notice by the Company of such breach,

      (3) if, in accordance with Section 8.4 hereof, the Board of Directors of the Company fails to recommend or withdraws or qualifies its recommendation to the stockholders of the Proposals, or

      (4) if the stockholders of the Company fail to approve the Proposals by the requisite vote at the Stockholders' Meeting;

    (iv) by the Company, FT or DT, if the Joint Venture Agreement shall have been terminated in accordance with the terms thereof; or

    (v) by consent in writing of all of the Parties.

  (b) If this Agreement is terminated pursuant to Section 10.1(a), written notice thereof shall forthwith be given by the terminating Party to the other Parties hereto, and this Agreement shall terminate without further action by any of the Parties hereto. Any termination of this Agreement as provided herein shall be without prejudice to the rights of any Party hereto arising out of breach by any other Party of any representation, warranty, covenant or agreement contained in this Agreement. Notwithstanding any such termination, the provisions of Sections 10.1(b), 10.2, 11.8, 11.10 and 11.12 of this Agreement, the Existing Confidentiality Agreement and the Standstill Agreement shall survive such termination in accordance with their terms.

  Section 10.2. Reimbursement of Expenses. If this Agreement is terminated (a) pursuant to clauses (1), (2) or (4) of Section 10.1(a)(ii) or (b) pursuant to clause (5) of Section 10.1(a)(ii) if the Board of Directors shall have withdrawn or qualified or resolved to withdraw or qualify its recommendation or approval of the Proposals after receiving an Acquisition Proposal, in addition to any other remedies the Buyers may have hereunder, at law, in equity or otherwise, the Company shall promptly reimburse each of FT and DT for their actual reasonable out-of-pocket expenses (including attorneys' fees, but notwithstanding the foregoing, not including the portion of any fees determined pursuant to the Bundesgebuhrenordnung fur Rechtsanwalte vom 26. Juli 1957
(BGBl) I S. 907 (as it or any successor provision is from time to time in effect) (the "German Fee Regulations")) incurred by it relating to the transactions contemplated by this Agreement, the Other Agreements and the Joint Venture Documents up to a maximum aggregate amount of $15 million for each of FT and DT, as set forth on a certificate or certificates executed by an officer of each of FT and DT describing such expenses in reasonable detail.

                                   ARTICLE XI

                                 MISCELLANEOUS

  Section 11.1. Survival of Representations and Warranties. (a) The representations and warranties made by (i) the Company in Sections 6.1 through 6.4, the first two sentences of Section 6.5(a) and Section 6.6 (but, in the case of Section 6.6, only to the extent that a change described in such Section relates to a Material Adverse Effect on the Company and its Subsidiaries taken as a whole that existed on the Initial Issuance Date, but arose after the later of (x) the date of the end of the quarter covered by the last Quarterly Report on Form 10-Q of the Company filed prior to the Initial Issuance Date and (y) the date of the end of the year covered by the last Annual Report on Form 10-K of the Company filed prior to the Initial Issuance Date) of this Agreement, and
(ii) the Buyers in Sections 7.1 and 7.2 of this Agreement (the "Surviving Representations") will survive until the earlier to occur of (x) 15 months after the date of the First Closing and (y) 90 days after the publication of the results of the first full audit of the consolidated financial statements of the Company and its Subsidiaries by the Company's independent auditors following the First Closing, such financial statements to include a balance sheet and statements of income and cash flows as of a date following the Initial Issuance Date and to be prepared in accordance with GAAP applied on a consistent basis with the financial statements included in the SEC Documents. The Company shall have the right to cause its independent auditors to conduct such an audit at any time after the Initial Issuance Date. No action may be brought with respect to a breach of any Surviving Representation after such time unless, prior to such time, the Party seeking to bring such an action has notified the other Parties of such claim, specifying in reasonable detail the nature of the loss suffered. The representations and warranties provided in Sections 6.9 (as of the date hereof and as of the Initial Issuance Date) and 7.1(g) shall survive without limitation as to time, and the representation and warranty provided in Section 9.9 hereof shall survive for the time period provided therein. None of the other representations and warranties made by any Party in this Agreement or any Other Agreement or in any certificate or document delivered pursuant hereto or thereto prior to or on the Initial Issuance Date shall survive the First Closing. None of the representations and warranties made by any Party in this Agreement or any Other Agreement or in any certificate or document delivered pursuant hereto or thereto at the Optional Shares Closing or Article IV Closing shall survive such Optional Shares Closing or

Article IV Closing, as the case may be, provided that if any certificate or document delivered pursuant hereto, or any portion thereof, pertains to a Surviving Representation, such certificate or document, or such portion thereof, shall survive until the Surviving Representation to which it pertains shall no longer survive as provided herein.

  (b) The Buyers shall be entitled to recovery with respect to breaches of the Surviving Representations and to the representation and warranty provided in
Section 6.9 made by the Company pursuant to this Agreement (and in any certificate pertaining to any such representation) only if the aggregate amount of loss, liability or damage (including reasonable attorneys' fees (but not including the portion of any fees determined pursuant to the German Fee Regulations) and other costs and expenses) (collectively, "Damages") incurred or sustained by the Buyers arising from or relating to such breaches, in the aggregate, exceeds $100,000,000. The Company shall be entitled to recovery with respect to breach of the Surviving Representations and the representation and warranty provided in Section 9.9 made by the Buyers pursuant to this Agreement (and in any certificate pertaining to any such representation) only if the aggregate amount of Damages sustained by the Company arising from or relating to such breaches exceeds $100,000,000. The Company shall not incur any liability under the representation and warranty provided in Section 6.9 or under any certificate pertaining to such representation (even if the Company turns out in fact to be a U.S. real property holding corporation), provided that such representation and warranty is made to the best of the Company's knowledge and belief.

  Section 11.2. Assignment. No Party will assign this Agreement or any rights, interests or obligations hereunder, or delegate performance of any of its obligations hereunder, without the prior written consent of each other Party, provided that each of the Buyers may assign this Agreement, or part or all of its rights, interests or obligations hereunder, or delegate performance hereunder, to one or more Qualified Subsidiaries, in which case (i) such Buyer and such Qualified Subsidiary or Subsidiaries shall be jointly and severally liable for all of such Buyer's obligations hereunder, (ii) such Buyer shall act as agent for such Qualified Subsidiary in connection with the receipt or giving of any and all notices or approvals under this Agreement or the Other Agreements and the Articles as amended by the Amendment, and (iii) such Buyer shall not cause or permit any such Subsidiary to lose its status as a Qualified Subsidiary at any time when such Subsidiary owns Shares, and provided, further, that an assignment of the right to purchase Shares under this Agreement shall be permitted to be made to a Qualified Subsidiary or Qualified Subsidiaries only if each such Subsidiary is identified in the Acquiring Person Statement contemplated by Section 6.8 hereof and all information required by the Kansas Control Share Acquisitions Statute with respect to each such Subsidiary is included in such Acquiring Person Statement. Any assignment of this Agreement or any rights, interests or obligations hereunder to a Qualified Subsidiary made pursuant to this Section 11.2 shall be effective only if (a) the Buyers disclose to the Company the identity of the shareholders of such Qualified Subsidiary and (b) such Qualified Subsidiary agrees to be bound by the terms and conditions of (i) this Agreement and a Qualified Subsidiary Standstill Agreement, and (ii) if such assignment is made after the Initial Issuance Date, the Stockholders' Agreement, a Qualified Subsidiary Confidentiality Agreement and the Registration Rights Agreement upon the purchase by such Qualified Subsidiary of Class A Stock hereunder, in each case pursuant to an instrument of assumption substantially in the form of Exhibit K hereto, and such Qualified Subsidiary shall become a party to each such agreement assumed thereby.

  Section 11.3. Entire Agreement. This Agreement, including the Disclosure Schedules, the Exhibits attached hereto, and the Other Agreements embody the entire agreement and understanding of the Parties in respect of the subject matter contained herein, provided that this provision shall not abrogate (a) any other written agreement between the Parties executed simultaneously with this Agreement, (b) the letter agreement referred to in Section 11.4 hereof, or
(c) the understanding set forth in Item 1 of Schedule 2 to that certain memorandum dated June 22, 1995 among the Company, FT and DT. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter, except as so provided in the preceding sentence.

  Section 11.4. Expenses. Except as expressly otherwise provided in Section
10.2 of this Agreement and that certain letter agreement dated as of June 22, 1995 among the Company, FT and DT regarding expenses incurred in the translation of this Agreement and certain related documents to comply with the French Translation Law, each Party and each of its Affiliates will bear its own expenses (including the fees and expenses of any attorneys, accountants, investment bankers, brokers, or other Persons engaged by it) incurred in connection with the preparation, negotiation, authorization, execution and delivery hereof and each Other Agreement to which it or any of its Affiliates is a party, and the transactions contemplated hereby and thereby.

  Section 11.5. Waiver, Amendment, Etc. This Agreement may not be amended or supplemented, and, except to the extent permitted by Section 3.1(k) and with respect to any Burdensome Condition affecting a particular Party, no waivers of or consents to departures from the provisions hereof shall be effective, unless set forth in a writing signed by, and delivered to, all the Parties. No failure or delay of any Party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

  Section 11.6. Binding Agreement; No Third Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the Parties and their successors (including, without limitation, any successor of FT in a privatization) and permitted assigns. Nothing expressed or implied herein is intended or will be construed to confer upon or to give to any third party any rights or remedies by virtue hereof. In the event of a reorganization of FT pursuant to, as a result of or in connection with, a privatization, the corporation or other entity formed to continue the business activities of FT shall assume the rights and obligations of FT under this Agreement and the Other Agreements.

  Section 11.7. Notices. All notices and other communications required or permitted by this Agreement shall be made in writing in the English language and any such notice or communication shall be deemed delivered when delivered in person, transmitted by telex or telecopier, or seven days after it has been sent by air mail, as follows:

    FT:

      6 place d'Alleray
      75505 Paris Cedex 15
      France
      Attn: Executive Vice President, International
      Tel: (33-1) 44-44-19-94
      Fax: (33-1) 46-54-53-69

    with a copy to:

      Debevoise & Plimpton
      875 Third Avenue
      New York, New York 10022
      U.S.A.
      Attn: Louis Begley, Esq.
      Tel: (212) 909-6273
      Fax: (212) 909-6836

    DT:

      Friedrich-Ebert-Allee 140
      D-53113 Bonn
      Germany
      Tel: 49-228-181-9000
      Fax: 49-228-181-8970
      Attn: Chief Executive Officer
    with a copy to:

      Mayer, Brown & Platt
      2000 Pennsylvania Avenue, N.W.
      Suite 6500
      Washington, D.C. 20006
      U.S.A.
      Attn: Werner Hein, Esq.
      Tel: (202) 778-8726
      Fax: (202) 861-0473

    Sprint:

      2330 Shawnee Mission
      Parkway, East Wing
      Westwood, Kansas 66205
      U.S.A.
      Attn: General Counsel
      Tel: (913) 624-8440
      Fax: (913) 624-8426

    with a copy to:

      King & Spalding
      191 Peachtree Street
      Atlanta, Georgia 30303
      U.S.A.
      Attn: Bruce N. Hawthorne, Esq.
      Tel: (404) 572-4903
      Fax: (404) 572-5146

The Parties shall promptly notify each other in the manner provided in this
Section 11.7 of any change in their respective addresses. A notice of change of address shall not be deemed to have been given until received by the addressee. Communications by telex or telecopier also shall be sent concurrently by mail, but shall in any event be effective as stated above.

  Section 11.8. GOVERNING LAW; DISPUTE RESOLUTION; EQUITABLE RELIEF. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAW).

  (b) EACH PARTY IRREVOCABLY CONSENTS AND AGREES THAT ANY LEGAL ACTION, SUIT OR PROCEEDING AGAINST IT WITH RESPECT TO ITS OBLIGATIONS OR LIABILITIES UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT BY SUCH PARTY ONLY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, IN THE EVENT (BUT ONLY IN THE EVENT) SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION OVER SUCH ACTION, SUIT OR PROCEEDING, IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE CITY OF NEW YORK, AND EACH PARTY HEREBY IRREVOCABLY ACCEPTS AND SUBMITS TO THE JURISDICTION OF EACH OF THE AFORESAID COURTS IN PERSONAM, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, CLAIMS FOR INTERIM RELIEF, COUNTERCLAIMS, ACTIONS WITH MULTIPLE DEFENDANTS AND ACTIONS IN WHICH SUCH PARTY IS IMPLIED). EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A JURY TRIAL IN ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO, OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

  (c) EACH OF FT AND DT HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM (IN SUCH CAPACITY, THE "PROCESS AGENT"), WITH AN OFFICE AT 1633 BROADWAY, NEW YORK, NEW YORK, 10019 AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, FOR AND ON ITS BEHALF SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDINGS WITH RESPECT TO THIS AGREEMENT AND THE OTHER AGREEMENTS, AND SUCH SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY THEREOF TO THE PROCESS AGENT, PROVIDED THAT IN THE CASE OF ANY SUCH SERVICE UPON THE PROCESS AGENT, THE PARTY EFFECTING SUCH SERVICE SHALL ALSO DELIVER A COPY THEREOF TO FT AND DT IN THE MANNER PROVIDED IN SECTION 11.7. FT AND DT SHALL TAKE ALL SUCH ACTION AS MAY BE NECESSARY TO CONTINUE SAID APPOINTMENT IN FULL FORCE AND EFFECT OR TO APPOINT ANOTHER AGENT SO THAT FT AND DT WILL AT ALL TIMES HAVE AN AGENT FOR SERVICE OF PROCESS FOR THE ABOVE PURPOSES IN NEW YORK, NEW YORK. IN THE EVENT OF THE TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS AND BUSINESS OF THE PROCESS AGENT TO ANY OTHER CORPORATION BY CONSOLIDATION, MERGER, SALE OF ASSETS OR OTHERWISE, SUCH OTHER CORPORATION SHALL BE SUBSTITUTED HEREUNDER FOR THE PROCESS AGENT WITH THE SAME EFFECT AS IF NAMED HEREIN IN PLACE OF CT CORPORATION SYSTEM. EACH OF FT AND DT FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED AIRMAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH IN THIS AGREEMENT, SUCH SERVICE OF PROCESS TO BE EFFECTIVE UPON ACKNOWLEDGMENT OF RECEIPT OF SUCH REGISTERED MAIL. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. EACH OF FT AND DT EXPRESSLY ACKNOWLEDGES THAT THE FOREGOING WAIVER IS INTENDED TO BE IRREVOCABLE UNDER THE LAWS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA.

  (d) EACH PARTY AGREES THAT MONEY DAMAGES WOULD NOT BE A SUFFICIENT REMEDY FOR THE OTHER PARTIES FOR ANY BREACH OF THIS AGREEMENT BY IT, AND THAT IN ADDITION TO ALL OTHER REMEDIES THE OTHER PARTIES MAY HAVE, THEY SHALL BE ENTITLED TO SPECIFIC PERFORMANCE AND TO INJUNCTIVE OR OTHER EQUITABLE RELIEF AS A REMEDY FOR ANY SUCH BREACH. EACH PARTY AGREES NOT TO OPPOSE THE GRANTING OF SUCH RELIEF IN THE EVENT A COURT DETERMINES THAT SUCH A BREACH HAS OCCURRED, AND TO WAIVE ANY REQUIREMENT FOR THE SECURING OR POSTING OF ANY BOND IN CONNECTION WITH SUCH REMEDY.

  Section 11.9. Severability. The invalidity or unenforceability of any provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by Applicable Law, each Party waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the Parties to the extent possible.

  Section 11.10. Translation. (a) The Parties have negotiated both this Agreement and the Memorandum of Understanding, dated June 14, 1994 (the "MOU"), among each of the Parties, in the English language, and have prepared successive drafts and the definitive texts of the MOU and this Agreement in the English language. For purposes of complying with the French Translation Law, the Parties have prepared a French version of this Agreement, which French version was executed and delivered simultaneously with the execution and delivery of the English version hereof, such English version having likewise been executed and delivered. The Parties deem the French and English versions of this Agreement to be equally authoritative.

  (b) The Parties acknowledge that the Amendment, the Bylaws Amendment, the Qualified Stock Purchaser Standstill Agreement (as such term is defined in the Stockholders' Agreement), the Company Stock Payment Notes (as such term is defined in the Stockholders' Agreement) and the Company Eligible Notes (as such term is defined in the Stockholders' Agreement), and any draft forms thereof, are not required to be translated into the French language to comply with the French Translation Law.

  Section 11.11. Table of Contents; Headings; Counterparts. The table of contents and the headings in this Agreement are for convenience of reference only and will not affect the construction of any provisions hereof. This Agreement may be executed in one or more counterparts, each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Agreement.

  Section 11.12. Waiver of Immunity. Each of FT and DT agrees that, to the extent that it or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise based upon its status as an agency or instrumentality of government from any legal action, suit or proceeding or from set off or counterclaim relating to this Agreement from the jurisdiction of any competent court described in Section 11.8, from service of process, from attachment prior to judgment, from attachment in aid of execution of a judgment, from execution pursuant to a judgment or arbitral award, or from any other legal process in any jurisdiction, it, for itself and its property expressly, irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity with respect to such matters arising with respect to this Agreement or the subject matter hereof (including any obligation for the payment of money). Each of FT and DT agrees that the waiver in this provision is irrevocable and is not subject to withdrawal in any jurisdiction or under any statute, including the Foreign Sovereign Immunities Act, 28 U.S.C. (P)1602 et seq. The foregoing waiver shall constitute a present waiver of immunity at any time any action is initiated against FT or DT with respect to this Agreement.

  Section 11.13. Continuing Director Approval. Where Continuing Director approval is otherwise explicitly required under this Agreement with respect to a transaction or determination on the part of the Company, such approval shall not be required if (a) the Fair Price Provisions have been deleted in their entirety, (b) the Fair Price Provisions have been modified so as explicitly not to apply to any Class A Holder, or they have been modified in a manner reasonably satisfactory to FT and DT so as explicitly not to apply to any transactions with any Class A Holder contemplated by this Agreement, the Stockholders' Agreement or the Other Investment Documents (as such term is defined in the Stockholders' Agreement) or the Articles as amended by the Amendment, (c) the transaction in question is not a "Business Combination" within the meaning of the Fair Price Provisions, or (d) the Class A Holder that is a party to the transaction, along with its Affiliates (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as in effect on October 1, 1982) and Associates (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as in effect on October 1, 1982), is not an "Interested Stockholder" or an "Affiliate" of an "Interested Stockholder" within the meaning of the Fair Price Provisions. Where this Agreement provides that Continuing Director approval is explicitly required to undertake a transaction or make a determination on the part of the Company, the Company shall not undertake such transaction or make such determination unless it first delivers a certificate, signed by a duly authorized officer of the Company, to each of FT and DT certifying that such approval either has been obtained or is not required as set forth in the preceding sentence, and FT and DT shall be entitled to rely on such certificate.

  Section 11.14. Currency. All amounts payable under this Agreement and the Other Agreements shall be payable in U.S. dollars.

  In Witness Whereof, the Parties have caused this Agreement to be duly executed as of the date first above written.

                                          Sprint Corporation

                                                      /s/ W. T. Esrey
                                          By: _________________________________
                                            Name: William T. Esrey
                                            Title: Chairman and Chief
                                            Executive Officer

                                          France Telecom

                                                   /s/ Charles Rozmaryn
                                          By: _________________________________
                                            Name: Charles Rozmaryn
                                            Title: Directeur General

                                          Deutsche Telekom AG

                                                      /s/ Ron Sommer
                                          By: _________________________________
                                            Name: Dr. Ron Sommer
                                            Title: Vorsitzender des Vorstandes

                                                              EXHIBIT A
                                                                TO THE
                                                       INVESTMENT AGREEMENT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          FORM OF QUALIFIED SUBSIDIARY
                              STANDSTILL AGREEMENT

                        [EXHIBIT INTENTIONALLY OMITTED]






--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              EXHIBIT B
                                                                TO THE
                                                       INVESTMENT AGREEMENT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                         REGISTRATION RIGHTS AGREEMENT

                                     AMONG

                                FRANCE TELECOM,

                              DEUTSCHE TELEKOM AG

                                      AND

                               SPRINT CORPORATION

                         DATED AS OF             , 199


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
 Section 1. Registration under the Securities Act.........................    3
    1.1.    Registration on Request.......................................    3
    1.2.    Incidental Registration.......................................    5
    1.3.    Registration Procedures.......................................    6
    1.4.    Delay of Filing or Sales......................................    8
    1.5.    Underwritten Offerings........................................    9
    1.6.    Preparation; Reasonable Investigation.........................   10
    1.7.    Indemnification...............................................   10
    1.8.    Effect of Other Agreements Among the Parties Hereto...........   12
 Section 2. Definitions...................................................   12
 Section 3. Miscellaneous.................................................   13
    3.1.    Rule 144......................................................   13
    3.2.    Additional Parties............................................   13
    3.3.    Notices.......................................................   13
    3.4.    Waiver, Amendment, etc........................................   14
    3.5.    Binding Agreement; No Third Party Beneficiaries...............   15
    3.6.    Governing Law; Dispute Resolution; Equitable Relief...........   15
    3.7.    Severability..................................................   16
    3.8.    Translation...................................................   16
    3.9.    Table of Contents; Headings; Counterparts.....................   16
    3.10.   Entire Agreement..............................................   16
    3.11.   Waiver of Immunity............................................   16
    3.12.   Currency......................................................   17

                         REGISTRATION RIGHTS AGREEMENT

  Registration Rights Agreement, dated as of         , 199   (the Agreement),
among France Telecom, an exploitant public organized under the laws of France
(FT); Deutsche Telekom AG, an Aktiengesellschaft organized under the laws of Germany (DT); and Sprint Corporation, a corporation organized under the laws of Kansas (the "Company").

                                    RECITALS

  Whereas, each of the Company, Sprint Global Venture, Inc., a wholly-owned subsidiary of the Company (Sprint Sub), FT and DT have formed a joint venture to provide telecommunications services as provided in the Joint Venture Agreement, dated as of June 22, 1995, among Sprint Sub, FT, DT and the Company, and to pursue various telecommunications opportunities around the world as further provided therein;

  Whereas, pursuant to the Investment Agreement, dated as of July 31, 1995, among FT, DT and the Company (the Investment Agreement), FT and DT are purchasing from the Company shares of Class A Stock of the Company; and

  Whereas, the parties hereto have determined that it is in their best interests that they enter into this Agreement providing for certain rights and restrictions with respect to the shares of Class A Stock owned by FT and DT and any Qualified Subsidiaries or Qualified Stock Purchasers and certain related rights and obligations of the Company.

  Now, Therefore, in consideration of the mutual covenants and obligations set forth herein, each of FT, DT and the Company agrees as follows:

  Section 1. Registration under the Securities Act.

  Section 1.1. Registration on Request. (a) Request. Subject to Article II of the Stockholders' Agreement, at any time, upon the written request of the holders of a majority of the Eligible Securities then outstanding requesting that the Company effect the registration under the Securities Act of a specified number of Eligible Securities, the Company shall promptly give written notice of such requested registration to all holders of Eligible Securities and thereupon the Company shall use its reasonable efforts to effect the registration under the Securities Act of the Eligible Securities which the Company has been so requested to register by the Selling Stockholders, for disposition for cash in accordance with the intended method or methods of disposition specified by the Selling Stockholders (which method of disposition shall be in accordance with the registration requirements of the United States securities laws), provided that (i) the Company shall not be required to effect any registration pursuant to this Section 1.1 if during the twelve-month period immediately preceding such request for registration the Company has previously effected a registration pursuant to this Section 1.1, (ii) subject to Section 1.1(g), the Company shall not be required to effect any registration pursuant to this Section 1.1 after five registrations requested by holders of Eligible Securities pursuant to this Section 1.1 shall have been effected unless, as to no more than two additional registrations, the holders of a majority of the Eligible Securities then outstanding deliver at any time a notice to the effect that such holders agree to pay all Registration Expenses in connection with such additional two registrations; provided, however, that if the Company proposes to redeem pursuant to Section 2 of that portion of ARTICLE SIXTH of the Articles entitled "GENERAL PROVISIONS RELATING TO ALL STOCK" shares of Class A Stock from the Class A Holders in an amount in excess of 0.25% of the Voting Securities of the Company, and the Selling Stockholders sell such shares pursuant to Section 2.11 or 7.4 of the Stockholders' Agreement in a registered offering pursuant to which the Selling Stockholders have exercised a demand registration right, such registration shall not count toward the maximum number of registrations provided in this clause (ii) to the proviso to Section 1.1(a),
(iii) the Company shall not be obligated to cause any special audit to be undertaken with any such registration, and (iv) the Company shall not be required to effect any registration requested by holders of Eligible Securities pursuant to this Section 1.1 unless the aggregate market value of all Eligible Securities so requested to be registered exceeds $200 million on the date of delivery of the request for registration (based on the average closing price per share of Common Stock on the preceding ten Business Days).

  (b) Withdrawal. The Selling Stockholders shall have the right to request withdrawal of any registration statement filed pursuant to this Section 1.1 (and the Company shall so withdraw such registration statement) so long as such registration statement has not become effective, provided that, in such case, such Selling Stockholder shall pay all related out-of-pocket Registration Expenses reasonably incurred by the Company unless a registration statement shall be effected pursuant to this Section 1.1 within 270 days after such withdrawal. The Selling Stockholders, in accordance with Section 2.5 of the Stockholders' Agreement, at any time and from time to time, may change the Planned Date of any registration statement to any date not more than 120 days after the original Planned Date with respect to such registration statement.

  (c) Effective Registration Statement. A registration requested pursuant to this Section 1.1 shall not be deemed to be effected (i) if a registration statement with respect thereto shall not have become effective under the Securities Act (including, without limitation, because of a withdrawal of such registration statement by the Selling Stockholders prior to the effectiveness thereof pursuant to Section 1.1(b) hereof), (ii) if, after it has become effective, such registration is interfered with for any reason by any stop order, injunction or other order or requirement of the Commission or any other Governmental Authority, and the result of such interference is to prevent the Selling Stockholders from disposing of more than one-third of the Eligible Securities proposed to be sold in accordance with the intended methods of disposition or the Company exercises its rights under Section 1.4 and the result is a delay in the proposed distribution of any Eligible Securities in excess of 120 days and the Selling Stockholders determine not to sell Eligible Securities pursuant to such registration as a result of such delay, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with any underwritten offering shall not be satisfied or waived with the consent of the Selling Stockholders holding two-thirds of the Eligible Securities that were to have been sold thereunder, other than as a result of any breach by any Selling Stockholder or any underwriter of its obligations thereunder or hereunder.

  (d) Registration Statement Form. Registration statements filed under this
Section 1.1 shall be on such form of the Commission as shall be selected by the Company, and as shall permit the disposition of the subject Eligible Securities for cash in accordance with the intended method or methods of disposition specified by the Selling Stockholders. The Selling Stockholders may propose that the Company include in a registration statement additional information or material specified by any Selling Stockholder and the Company shall make a good faith determination whether to include such information or material in such registration statement.

  (e) Expenses. Except as otherwise provided herein, the Company shall pay all Registration Expenses in connection with any registration requested pursuant to this Section 1.1 and shall pay such other expenses if and to the extent required by Section 2.5 of the Stockholders' Agreement.

  (f) Selection of Underwriters. If a registration pursuant to this Section 1.1 relates to an underwritten offering, the managing or lead underwriter or underwriters shall be an underwriter or underwriters of internationally recognized standing selected by the Selling Stockholders holding a majority of the Eligible Securities proposed to be registered, with the approval of the Company, which approval shall not be unreasonably withheld.

  (g) Priority in Requested Registrations. If a registration pursuant to this
Section 1.1 involves an underwritten offering, and the managing or lead underwriter or underwriters shall advise the Selling Stockholders in writing (a copy of which shall be provided to the Company by the Selling Stockholders) that, in its or their opinion, the number of securities requested to be included in such registration by the Selling Stockholders, the Company and any other Person exceeds the number which can be sold in such offering within a price range acceptable to the Selling Stockholders, the Company shall include in such registration the number of securities that the Selling Stockholders are so advised can be sold in such offering, as follows: (i) (x) first, the Eligible Securities proposed to be included by the Selling Stockholders, (y) second, the securities requested to be included in such registration by the Company unless otherwise provided in an agreement between the Company and another Person or Persons, and (z) third, the securities of any other Person or Persons proposed to be included in such registration, in accordance, as to the priorities among such other Persons, with the rights contained in the respective agreements into which such Persons and the Company have entered, or (ii) at the option of the Company, (x) first, the Eligible Securities proposed to be included by the Selling Stockholders and the securities requested to be included in such registration by the Company, each pro rata in accordance with the number of Eligible Securities proposed to be included by the Selling Stockholders and the number of securities so proposed to be included by the Company, respectively, and (y) second, the securities of any other Person or Persons proposed to be included in such registration, in accordance, as to the priorities among such other Persons, with the rights contained in the respective agreements into which such Persons and the Company have entered, provided, if the Company selects the option set forth in clause
(ii), such registration shall not count toward the maximum number of registrations provided in Section 1.1(a)(ii) if due to the Company's participation on a pro rata basis with the Selling Stockholders, the managing or lead underwriter or underwriters determines in its good faith judgment that the number of securities requested to be included in such registration by the Selling Stockholders and the Company exceeds the number which can be sold in such offering within a price range acceptable to the Selling Stockholders.

  (h) Inconsistent Rights. The Company shall not grant to any holder of its securities any registration rights inconsistent with the provisions of this
Section 1.1.

  Section 1.2 Incidental Registration. (a) Right to Include Eligible Securities. If the Company at any time proposes to register any shares of its Common Stock or other common equity securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms or filed in connection with an exchange offer or any offering of securities solely to the Company's existing stockholders or otherwise pursuant to a dividend reinvestment plan or a dividend reinvestment and stock purchase plan, and other than pursuant to Section 1.1) for sale pursuant to an underwritten public offering or other similarly organized selling effort, whether or not for sale for its own account, the Company shall give prompt written notice to each holder of Eligible Securities of its intention to do so and of the rights of such holders under this Section 1.2. Upon the written request of any holder of Eligible Securities made within 30 days after the delivery of any such notice (which request shall specify the Eligible Securities intended to be disposed of by any holder thereof), the Company shall use its reasonable efforts to effect the registration under the Securities Act of all Eligible Securities which the Company has been so requested to register by the Selling Stockholders, to the extent required to permit the disposition for cash (in accordance with the intended methods thereof specified by the Selling Stockholders, which method of disposition shall be in accordance with United States securities laws) of the Eligible Securities so to be registered. If, at any time after giving written notice of its intention to register any such securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Selling Stockholder and, thereupon, (i) in the case of a determination not to register, the Company need not register any Eligible Securities in connection with such registration (but shall, in such case, pay the reasonable fees and expenses of counsel to the Selling Stockholders (excluding the portion of any fees determined pursuant to the German Fee Regulations) unless the Company effects a similar registration to which Sections 1.1 or 1.2 applies within 270 days of the Company's election not to register), without prejudice, however, to the rights of the holders of Eligible Securities (including the Selling Stockholders) to request that such registration be effected as a registration under Section 1.1, and (ii) in the case of a determination to delay registering, the Company may delay registering any Eligible Securities for the same period as the delay in registering such other securities. No registration effected under this Section 1.2 shall relieve the Company of its obligation to effect any registration upon request under
Section 1.1.

  (b) Priority in Incidental Registrations. If a registration pursuant to this
Section 1.2 involves an underwritten offering, and the managing or lead underwriter or underwriters shall advise the Company in writing (a copy of which shall be provided by the Company to each Person requesting registration of Eligible Securities or other securities of the Company), that, in its or their opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number that can be sold in such offering within a price range acceptable to the Company, the Company shall include in such registration, up to the number of securities that the Company is so advised can be sold in such offering, (i) if the registration is a primary registration on behalf of the Company, (x) first, the securities proposed to be included by the Company and (y) second, the Eligible Securities requested to be included in such registration by the Selling Stockholders and the securities of other Persons requested to be included in such registration, each pro rata in accordance with the number of securities proposed to be included by such other Persons and the number of Eligible Securities so requested to be included, respectively; and (ii) if the registration is a secondary registration on behalf of a Person or Persons other than the Company or a holder of Eligible Securities, (x) first, the securities proposed to be included by such other Person or Persons (unless, the Company shall have negotiated an equal or better priority with such Person or Persons), (y) second, the securities of the Company and the Eligible Securities requested to be included in such registration by the Selling Stockholders, each pro rata in accordance with the number of securities proposed to be registered by the Company and the number of Eligible Securities so requested to be included, respectively (unless the Company has negotiated an equal or better priority with such other Person or Persons, in which case the securities proposed to be included by the Company shall have higher priority than the Eligible Securities proposed to be included by the Selling Shareholders), and (z) third, the securities of any other Persons requested to be included in such registration in accordance with the rights contained in the respective agreements into which such Persons and the Company have entered. Notwithstanding the aforesaid, if at any time the Company proposes to effect a registration under this Section 1.2 the Selling Stockholders are entitled to effect a disposition of Eligible Securities pursuant to Rule 144(k) (or any successor provision) under the Securities Act, the aforesaid priorities shall be changed so that the Eligible Securities proposed to be included by the Selling Stockholders shall have the lowest priority of all securities proposed to be registered in such registration.

  (c) Inconsistent Rights. The Company shall not grant to any holder of its securities any registration rights inconsistent with the provisions of this
Section 1.2.

  (d) Expenses. Except as otherwise provided in this Agreement, the Company shall pay all Registration Expenses in connection with any registration requested pursuant to this Section 1.2.

  (e) Selection of Underwriters. If an incidental registration pursuant to this
Section 1.2 involves an underwritten offering, the managing or lead underwriter or underwriters shall be selected by the Company.

  Section 1.3. Registration Procedures. If and whenever the Company is required to use its reasonable efforts to effect the registration of any Eligible Securities under the Securities Act as provided in Sections 1.1 and 1.2, the Company shall as expeditiously as possible:

    (a) prepare and as soon thereafter as possible file with the Commission the requisite registration statement to effect such registration and thereafter use its reasonable efforts to cause such registration statement to become effective, provided that before filing such registration statement or any amendments thereto, the Company shall furnish to the counsel to the Selling Stockholders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

    (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective for a period of either (i) not less than 120 days (subject to extension pursuant to the last paragraph of this Section 1.3) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of securities by an underwriter or dealer; or (ii) such shorter period as is required for the disposition of all of the securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period of effectiveness required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

    (c) furnish to each seller of securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents in order to facilitate the disposition of such securities owned by such seller in accordance with such seller's intended method of disposition, as such seller may reasonably request, but only during such time as the Company shall be required under the provisions hereof to cause such registration statement to remain current;

    (d) use its reasonable efforts to register or qualify securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions in the United States of the securities owned by such seller, provided that the Company shall not for any such purpose be required to (i) qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this subsection (d), (ii) consent to general service of process in any such jurisdiction, (iii) subject itself to taxation in any such jurisdiction or (iv) conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction;

    (e) use its reasonable efforts to cause all securities covered by such registration statement to be registered with or approved by such other United States Governmental Authorities as may be necessary by virtue of the business and operations of the Company to enable the sellers to consummate the disposition thereof;

    (f) use its reasonable efforts to furnish to each Selling Stockholder a signed counterpart, addressed to such Selling Stockholder (and the underwriters, if any), of

      (i) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such Selling Stockholder, and

      (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such Selling Stockholder, signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

    (g) furnish to each such Selling Stockholder at least five Business Days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus (other than any amendment or supplement in the form of a filing which the Company is required to make pursuant to the Exchange Act) and not file any such amendment or supplement to which any such Selling

  Stockholder shall have reasonably objected on the grounds that, in the opinion of counsel to such Selling Stockholder, such amendment or supplement does not comply in all material respects with the requirements of the Securities Act;

    (h) notify each Selling Stockholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such Selling Stockholder promptly prepare and furnish to such Selling Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

    (i) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months beginning after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

    (j) use its reasonable efforts to provide customary assistance to the underwriters in their selling efforts and presentations to prospective investors; and

    (k) use its reasonable efforts to cause all such Eligible Securities covered by such registration statement to be listed on a national securities exchange or on the National Association of Securities Dealers, Inc. National Market System (if such Eligible Securities are not already so listed), and on each other securities exchange on which similar securities issued by the Company are then listed, if the listing of such Eligible Securities is then permitted under the rules of such exchange.

  The Company may require each Selling Stockholder to furnish the Company in writing for inclusion in the registration statement such information regarding such Selling Stockholder and the distribution of such Eligible Securities being sold as the Company may from time to time reasonably request.

  Each Selling Stockholder agrees by becoming a holder of Eligible Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (h) of this Section 1.3, such Selling Stockholder shall forthwith discontinue such Selling Stockholder's disposition of Eligible Securities pursuant to the registration statement relating to such Eligible Securities until such Selling Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (h) of this
Section 1.3 and, if so directed by the Company, such Selling Stockholder shall use its reasonable efforts to deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Selling Stockholder's possession, of the prospectus relating to such Eligible Securities current at the time of receipt of such notice. If the Company shall give any such notice, the applicable time period mentioned in subsection (b) of this Section 1.3 during which a registration statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to subsection (h) of this Section 1.3, to and including the date when each Selling Stockholder shall have received the copies of the supplemented or amended prospectus contemplated by subsection (h) of this Section 1.3.

  Section 1.4. Delay of Filing or Sales. (a) The Company shall have the right, upon giving notice to the Selling Stockholders of the exercise of such right, to delay filing a registration statement or to require such Selling Stockholders not to sell any Eligible Securities pursuant to a registration statement for a period of 270 days from the date on which such notice is given, or such shorter period of time as may be specified in such notice or in a subsequent notice delivered by the Company to such effect prior to or during the effectiveness of the registration statement, if (i) the Company is engaged in or proposes to engage in discussions or negotiations with respect to, or has proposed or taken a substantial step to commence, or there otherwise is pending, any merger, acquisition, other form of business combination, divestiture, tender offer, financing or other transaction, or there is an event or state of facts relating to the Company, in each case which is material to the Company (any such negotiation, step, event or state of facts being herein called a "Material Activity"), (ii) such Material Activity would, in the opinion of counsel for the Company, require disclosure so as to permit the Eligible Securities to be sold in compliance with law, and (iii) such disclosure would, in the reasonable judgment of the Company, be adverse to its interests, provided that the Company shall have no right to delay the filing of a registration statement or the selling of Eligible Securities if at any time during the twelve months preceding the date on which such notice was given the Company had delayed either the filing of a registration statement that included Eligible Securities pursuant to Section 1.1(a) or the selling of Eligible Securities pursuant to a registration statement filed in accordance with
Section 1.1(a).

  (b) The Company shall have no obligation to include in any notice contemplated by Section 1.4(a) any reference to or description of the facts based upon which the Company is delivering such notice. The Company shall pay all Registration Expenses and all reasonable fees and expenses of counsel for the Selling Stockholders (excluding the portion of any fees determined pursuant to the German Fee Regulations) with respect to any registration of Eligible Securities or sales thereof that has been delayed for more than 90 days pursuant to this Section 1.4, unless the Company effects a similar registration to which Section 1.1 or 1.2 applies within 270 days of the first delivery of a notice contemplated by Section 1.4(a).

  Section 1.5. Underwritten Offerings. (a) Requested Underwritten Offerings. If requested by the underwriters of any underwritten offering of Eligible Securities pursuant to a registration requested under Section 1.1, the Company shall enter into an underwriting agreement with such underwriters for such offering. Such agreement shall be reasonably satisfactory in substance and form to each Selling Stockholder, the Company and the underwriters and shall contain representations, warranties, indemnities and agreements customarily included by an issuer in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities to the effect and to the extent provided in Section 1.7. The Selling Stockholders shall be parties to such underwriting agreement and may, at their option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Selling Stockholders.

  (b) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its Common Stock or other common equity securities under the Securities Act as contemplated by Section 1.2 and such securities are to be distributed by or through one or more underwriters, the Company shall, if requested by the Selling Stockholders as provided in Section 1.2 and subject to the provisions of Section 1.2(b), use its reasonable efforts to arrange for such underwriters to include those Eligible Securities designated by the Selling Stockholders among the securities to be distributed by such underwriters. The Selling Stockholders shall be parties to the underwriting agreement between the Company and such underwriters.

  (c) Holdback Agreements. (i) Each holder of Eligible Securities agrees by becoming a holder of such Eligible Securities not to effect any public sale or distribution of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act (or any similar provision then in force), during the ten days before and the 90 days after any underwritten registration pursuant to Section 1.1 or 1.2 has become effective, except as part of such underwritten registration.

  (ii) The Company agrees not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the ten days before and the 90 days after any underwritten registration pursuant to Section 1.1 or 1.2 has become effective, except as part of such underwritten registration and except pursuant to (v) registrations on Form S-4 or S-8, or any successor or similar forms thereto or otherwise pursuant to a dividend reinvestment plan or a dividend reinvestment and stock purchase plan; (w) sales upon exercise or exchange, by the holder thereof, of options, warrants or convertible securities; (x) any other agreement to issue equity securities or securities convertible into or exchangeable or exercisable for any of such securities in effect on the date the Selling Stockholders deliver to the Company the request to register, or include in a registration, Eligible Securities under Section 1.1 or Section 1.2, as the case may be; (y) any acquisition or similar transaction; and (z) any dividend reinvestment plan or employee benefit plan (if necessary for such plan to fulfill its funding obligations in the ordinary course).

  Section 1.6. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement in which the Selling Stockholders include Eligible Securities in such registration, the Company shall (a) give the Selling Stockholders, their underwriters, if any, and their respective advisors and counsel the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto (other than any amendment or supplement in the form of a filing which the Company is required to make pursuant to the Exchange Act), (b) give the Selling Stockholders and their respective advisors and counsel such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Selling Stockholders' counsel, to conduct a reasonable investigation within the meaning of the Securities Act, and (c) consult with the Selling Stockholders concerning the selection of underwriter's counsel for such offering and registration.

  Section 1.7. Indemnification. (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 1.1 or 1.2, the Company shall, and hereby does, indemnify and hold harmless each Selling Stockholder, its directors, officers, employees, agents and advisors, and each other Person, if any, who controls such Selling Stockholder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which each such Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon

    (i) any untrue statement or alleged untrue statement of any material fact contained (x) in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto, or (y) in any application or other document or communication (in this Section 1.7 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, or

    (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,

and the Company will reimburse such Person for any reasonable legal or any other expenses (excluding the portion of any legal fees determined pursuant to the German Fee Regulations) incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by any Selling Stockholder or, in the case of a registration under
Section 1.1 hereof, any underwriter specifically for use in the preparation thereof and provided, further, that the Company shall not be liable to any Person who participates as an underwriter (other than the Selling Stockholders insofar as they may be deemed underwriters within the meaning of the Securities Act) in any such registration or any other Person who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the securities to such Person if such statement or omission was timely corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Person and shall survive the transfer of such securities by such Person. The Company shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified in respect of a claim for each jurisdiction in which such counsel is required unless a conflict of interest exists between such indemnified party and any other indemnified party in respect of such claim.

  (b) Indemnification by the Selling Stockholders. The Company may require, as a condition to including any Eligible Securities held by a Selling Stockholder in any registration statement filed pursuant to Sections 1.1 and 1.2, that the Company shall have received an undertaking satisfactory to it from such Selling Stockholder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subsection (a) of this Section 1.7) the Company, each director, officer, employee, agent and advisor of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any application, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information prepared and furnished to the Company by such Selling Stockholder specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, or such application. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employee, agent, advisor or controlling Person and shall survive the transfer of such securities by such Selling Stockholder. The indemnity provided by each Selling Stockholder under this Section 1.7(b) shall be only with respect to its own misstatements and omissions and not with respect to those of any other seller or prospective seller of securities, and not jointly and severally, and shall be limited in amount to the net amount of proceeds received by such Selling Stockholder from the sale of Eligible Securities pursuant to such registration statement.

  (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subsections of this Section 1.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 1.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, if the indemnifying party is entitled to do so hereunder, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

  (d) Other Remedies. If for any reason the indemnity set forth in the preceding subsections of this Section 1.7 is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the offering of securities and the statements or omissions or alleged statements or omissions which resulted in such loss, claim, damage, or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions. No party shall be liable for contribution under this subsection (d) except to the extent and under such circumstances as such party would have been liable to indemnify under this Section 1.7 if such indemnification were enforceable under applicable law.

  Section 1.8. Effect of Other Agreements Among the Parties Hereto. Nothing in this Agreement shall be construed to alter in any manner whatsoever any rights or obligations of the Company, FT, DT, any Qualified Subsidiary or any Qualified Stock Purchaser contained in any other agreement among such Persons entered into concurrently herewith, including, but not limited to, the restrictions on transfer of shares of capital stock of the Company contained in
Article II of the Stockholders' Agreement and the provisions of Section 7.5(a) of the Stockholders' Agreement. In addition, any sales of Eligible Securities made pursuant to this Agreement shall be effected only in strict accordance with Article II and Section 7.5(a) of the Stockholders Agreement.

  Section 2. Definitions. Capitalized terms used herein and not defined in this
Section 2 shall have the meanings set forth in the Stockholders' Agreement,
dated      , among FT, DT and the Company. As used herein, the following terms have the following respective meanings:

    Commission: The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

    Eligible Securities: (a) shares of Common Stock held by a party to this Agreement (other than the Company) acquired prior to the conversion of all shares of Class A Stock into shares of Common Stock, or termination of the Fundamental Rights, in each case pursuant to Section 7 of the Class A Provisions and without violating Article 2 of the Standstill Agreement; (b) shares of Common Stock into which shares of Class A Stock held by a party to this Agreement (other than the Company) may be converted, provided that for all purposes under this Agreement, the holders of such shares of Class A Stock shall be deemed to be the holders of such shares of Common Stock into which such shares of Class A Stock may be converted; and (c) any securities issued or issuable with respect to such Class A Stock or such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Eligible Securities, once issued such securities shall cease to be Eligible Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provisions) under the Securities Act, (iii) they shall have been otherwise transferred (except transfers to a Qualified Subsidiary or Qualified Stock Purchaser), new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in force, or (iv) they shall have ceased to be outstanding.

    Exchange Act: The Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

    German Fee Regulations: The Bundesgebuhrenordnung fur Rechtsanwalte vom
  26. Juli 1957 (BGBl) I S. 907 (as it or any successor provision may be in effect from time to time).

    Registration Expenses: All expenses incident to the Company's performance of or compliance with Sections 1.1, 1.2 and 1.3 hereof, including, without limitation, (a) all registration, filing and NASD fees, (b) all fees and expenses of complying with securities or blue sky laws, (c) all word processing, duplicating and printing expenses, (d) messenger and delivery expenses, (e) the reasonable fees and disbursements of counsel for the Company (excluding the portion of any fees determined pursuant to the German Fee Regulations) and of its independent public accountants, including the expenses of any "comfort" letters required by or incident to such performance and compliance, (f) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Eligible Securities being registered (if the Company elects to obtain any such insurance), and (g) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions, provided, that (i) except as otherwise specifically provided herein, fees and disbursements of counsel to one or more Selling Stockholders and (ii) transfer taxes shall not be included as Registration Expenses and shall not be paid by the Company.

    Securities Act: The Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

    Selling Stockholders: Holders of Eligible Securities that with respect to a particular registration have delivered to the Company a request to register, or include in a registration, Eligible Securities held by them under Section 1.1 or Section 1.2 of this Agreement.

  Section 3. Miscellaneous.

  Section 3.1. Rule 144. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, shall, upon the request of any holder of Eligible Securities, make publicly available other information) and shall take such further action as any holder of Eligible Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Eligible Securities without registration under the Securities Act pursuant to (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Eligible Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

  Section 3.2. Additional Parties. Upon the Transfer of any shares of Class A Stock to a Qualified Subsidiary or Qualified Stock Purchaser in accordance with the terms of the Stockholders' Agreement, such Qualified Subsidiary or Qualified Stock Purchaser shall become a party to this Agreement by agreeing in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument of assumption in the form of Exhibit B to the Stockholders' Agreement, in the case of a Qualified Subsidiary, or an instrument of assumption in the form of Exhibit C to the Stockholders' Agreement, in the case of a Qualified Stock Purchaser, and shall thereby be deemed a holder of Eligible Securities for the purposes of this Agreement.

  Section 3.3. Notices. All notices and other communications required or permitted by this Agreement shall be made in writing in the English language and any such notice or communication shall be deemed delivered when delivered in person, transmitted by telex or telecopier, or seven days after it has been sent by air mail, as follows:

  FT: 6 place d'Alleray
     75505 Paris Cedex 15
     France
     Attn: Executive Vice President,
            International
     Tel: (33-1) 44-44-19-94
     Fax: (33-1) 46-54-53-69
  with a copy to:

           Debevoise & Plimpton
           875 Third Avenue
           New York, New York 10022
           U.S.A.
           Attn: Louis Begley, Esq.
           Tel: (212) 909-6273
           Fax: (212) 909-6836

    DT:    Friedrich-Ebert-Allee 140
           D-53113 Bonn
           Germany
           Attn: Chief Executive Officer
           Tel: 49-228-181-9000
           Fax: 49-228-181-8970

  with a copy to:

           Mayer, Brown & Platt
           2000 Pennsylvania Avenue, N.W.
           Washington, D.C. 20006
           U.S.A.
           Attn: Werner Hein, Esq.
           Tel: (202) 778-8726
           Fax: (202) 861-0473
  Company: 2330 Shawnee Mission
           Parkway, East Wing
           Westwood, Kansas 66205
           U.S.A.
           Attn: General Counsel
           Tel: (913) 624-8440
           Fax: (913) 624-8426

  with a copy to:

           King & Spalding
           191 Peachtree Street
           Atlanta, Georgia 30303
           U.S.A.
           Attn: Bruce N. Hawthorne, Esq.
           Tel: (404) 572-4903
           Fax: (404) 572-5146

The parties to this Agreement shall promptly notify each other in the manner provided in this Section 3.3 of any change in their respective addresses. A notice of change of address shall not be deemed to have been given until received by the addressee. Communications by telex or telecopier also shall be sent concurrently by mail, but shall in any event be effective as stated above.

  Section 3.4. Waiver, Amendment, etc. This Agreement may not be amended or supplemented, and no waivers of or consents to departures from the provisions hereof shall be effective, unless set forth in a writing signed by, and delivered to, all the parties hereto. No failure or delay of any party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

  Section 3.5. Binding Agreement; No Third Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the parties hereto and their successors (including, without limitation, any successor of FT in a privatization) and permitted assigns. Except as set forth herein and by operation of law, no party to this Agreement may assign or delegate all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of each other party to this Agreement. Nothing expressed or implied herein is intended or shall be construed to confer upon or give to any third party any rights or remedies by virtue hereof. In the event of a reorganization of FT pursuant to, as a result of or in connection with, a privatization, the corporation or other entity formed to continue the business activities of FT shall assume the rights and obligations of FT under this Agreement.

  Section 3.6. Governing Law; Dispute Resolution; Equitable Relief. (A) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAW).

  (B) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS AND AGREES THAT ANY LEGAL ACTION, SUIT OR PROCEEDING AGAINST IT WITH RESPECT TO ITS OBLIGATIONS OR LIABILITIES UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT BY SUCH PARTY ONLY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, IN THE EVENT (BUT ONLY IN THE EVENT) SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION OVER SUCH ACTION, SUIT OR PROCEEDING, IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY, AND EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY ACCEPTS AND SUBMITS TO THE JURISDICTION OF EACH OF THE AFORESAID COURTS IN PERSONAM, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A JURY TRIAL IN ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO, OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT. EACH OF FT AND DT HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM (IN SUCH CAPACITY, THE "PROCESS AGENT"), WITH AN OFFICE AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, FOR AND ON ITS BEHALF SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDINGS WITH RESPECT TO THIS AGREEMENT, AND SUCH SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY THEREOF TO THE PROCESS AGENT, PROVIDED THAT IN THE CASE OF ANY SUCH SERVICE UPON THE PROCESS AGENT, THE PARTY EFFECTING SUCH SERVICE SHALL ALSO DELIVER A COPY THEREOF TO FT AND DT IN THE MANNER PROVIDED IN SECTION 3.3. FT AND DT SHALL TAKE ALL SUCH ACTION AS MAY BE NECESSARY TO CONTINUE SAID APPOINTMENT IN FULL FORCE AND EFFECT OR TO APPOINT ANOTHER AGENT SO THAT FT AND DT WILL AT ALL TIMES HAVE AN AGENT FOR SERVICE OF PROCESS FOR THE ABOVE PURPOSES IN NEW YORK, NEW YORK. IN THE EVENT OF THE TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS AND BUSINESS OF THE PROCESS AGENT TO ANY OTHER CORPORATION BY CONSOLIDATION, MERGER, SALE OF ASSETS OR OTHERWISE, SUCH OTHER CORPORATION SHALL BE SUBSTITUTED HEREUNDER FOR THE PROCESS AGENT WITH THE SAME EFFECT AS IF NAMED HEREIN IN PLACE OF CT CORPORATION SYSTEM. EACH OF FT AND DT FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED AIRMAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH IN THIS AGREEMENT, SUCH SERVICE OF PROCESS TO BE EFFECTIVE UPON ACKNOWLEDGMENT OF RECEIPT OF SUCH REGISTERED MAIL. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. EACH OF FT

AND DT EXPRESSLY ACKNOWLEDGES THAT THE FOREGOING WAIVER IS INTENDED TO BE IRREVOCABLE UNDER THE LAWS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA.

  (C) EACH PARTY HERETO AGREES THAT MONEY DAMAGES WOULD NOT BE A SUFFICIENT REMEDY FOR THE OTHER PARTIES HERETO FOR ANY BREACH OF THIS AGREEMENT BY IT, AND THAT IN ADDITION TO ALL OTHER REMEDIES THE OTHER PARTIES HERETO MAY HAVE, THEY SHALL BE ENTITLED TO SPECIFIC PERFORMANCE AND TO INJUNCTIVE OR OTHER EQUITABLE RELIEF AS A REMEDY FOR ANY SUCH BREACH. EACH PARTY HERETO AGREES NOT TO OPPOSE THE GRANTING OF SUCH RELIEF IN THE EVENT A COURT DETERMINES SUCH A BREACH HAS OCCURRED, AND TO WAIVE ANY REQUIREMENT FOR THE SECURING OR POSTING OF ANY BOND IN CONNECTION WITH SUCH REMEDY.

  Section 3.7. Severability. The invalidity or unenforceability of any provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by applicable law, each party hereto waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to this Agreement to the extent possible.

  Section 3.8. Translation. The parties have negotiated both this Agreement and the Memorandum of Understanding, dated June 14, 1994 (the "MOU"), among each of the parties, in the English language, and have prepared successive drafts and the definitive texts of the MOU and this Agreement in the English language. For purposes of complying with the loi n 94-665 du 4(degrees) aout 1994 relative a l'emploi de la langue francaise, the parties hereto have prepared a French version of this Agreement, which French version was executed and delivered simultaneously with the execution and delivery of the English version hereof, such English version having likewise been executed and delivered. The parties deem the French and English versions of this Agreement to be equally authoritative.

  Section 3.9. Table of Contents; Headings; Counterparts. The table of contents and the headings in this Agreement are for convenience of reference only and will not affect the construction of any provisions hereof. This Agreement may be executed in one or more counterparts, each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Agreement.

  Section 3.10. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, provided that this provision shall not abrogate any other written agreement between the parties executed simultaneously with this Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

  Section 3.11. Waiver of Immunity. Each of FT and DT agrees that, to the extent that it or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise based upon its status as an agency or instrumentality of government from any legal action, suit or proceeding or from set off or counterclaim relating to this Agreement from the jurisdiction of any competent court described in Section 3.6, from service of process, from attachment prior to judgment, from attachment in aid of execution of a judgment, from execution pursuant to a judgment or an arbitral award or from any other legal process in any jurisdiction, it, for itself and its property expressly, irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity with respect to such matters arising with respect to this Agreement or the subject matter hereof or thereof (including any obligation for the payment of money). Each of FT and DT agrees that the waiver in this provision is irrevocable and is not subject to withdrawal in any jurisdiction or under any statute, including the Foreign Sovereign Immunities Act, 28 U.S.C. (P) 1602 et seq. The foregoing waiver shall constitute a present waiver of immunity at any time any action is initiated against FT or DT with respect to this Agreement.

  Section 3.12. Currency. All amounts payable under this Agreement shall be payable in U.S. dollars.

  In Witness Whereof, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                                          Sprint Corporation


                                          By: _________________________________
                                             Title:

                                          France Telecom


                                          By: _________________________________
                                             Title:

                                          Deutsche Telekom AG


                                          By: _________________________________
                                             Title:

                                                              EXHIBIT C
                                                                TO THE
                                                       INVESTMENT AGREEMENT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          FORM OF STANDSTILL AGREEMENT

                [INCLUDED AS EXHIBIT C TO THIS PROXY STATEMENT]






--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              EXHIBIT D

                                                             TO THE

                                                         INVESTMENT AGREEMENT

                            STOCKHOLDERS' AGREEMENT

                                     AMONG

                                FRANCE TELECOM,

                              DEUTSCHE TELEKOM AG

                                      AND

                               SPRINT CORPORATION

                               DATED AS OF , 1995

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
 ARTICLE I DEFINITIONS....................................................   4
 ARTICLE II RESTRICTIONS ON TRANSFER OF SHARES............................  23
    Section  2.1.  General Transfer Restrictions.........................   23
    Section  2.2.  Transfers to Qualified Subsidiaries...................   23
    Section  2.3.  Other Transfers Prior to the Fifth Anniversary........   24
    Section  2.4.  Other Transfers.......................................   24
    Section  2.5.  Company Rights to Purchase............................   25
    Section  2.6.  Termination of Transfer Restrictions; Mandatory
                    Redemption of Class A Preference Stock...............   29
    Section  2.7.  Notice of Certain Actions.............................   30
    Section  2.8.  Restrictive Legends...................................   30
    Section  2.9.  Reorganization, Reclassification, Merger,
                    Consolidation or Disposition of Shares...............   32
    Section  2.10. Strategic Mergers; Business Combinations; Company
                    Tender for Shares....................................   32
    Section  2.11. Effect of Proposed Redemption.........................   32
 ARTICLE III PROVISIONS CONCERNING DISPOSITION OF LONG DISTANCE ASSETS....  32
    Section  3.1.  Offers to FT and DT...................................   32
    Section  3.2.  Assignment of Rights..................................   34
    Section  3.3.  Timing of Disposition.................................   35
    Section  3.4.  Method of Purchase....................................   35
    Section  3.5.  Termination of Rights.................................   35
 ARTICLE IV PROVISIONS CONCERNING CHANGE OF CONTROL.......................  36
    Section  4.1.  Sale of Assets or Control.............................   36
    Section  4.2.  Required Share Purchases..............................   36
 ARTICLE V EQUITY PURCHASE RIGHTS.........................................  36
    Section  5.1.  Right to Purchase.....................................   36
    Section  5.2.  Notice................................................   38
    Section  5.3.  Manner of Exercise; Manner of Payment.................   38
    Section  5.4.  Adjustments...........................................   38
    Section  5.5.  Closing of Purchases..................................   38
    Section  5.6.  Terms of Payment......................................   39
    Section  5.7.  Suspension of Equity Purchase Rights..................   39
 ARTICLE VI HOLDINGS BY MAJOR COMPETITORS.................................  40
 ARTICLE VII COVENANTS....................................................  40
    Section  7.1.  Reservation and Availability of Capital Stock.........   40
    Section  7.2.  Assignee Purchasers...................................   40
    Section  7.3.  Automatic Exercise of Rights; Method of Purchase......   41
    Section  7.4.  Procedures for Redemption.............................   42
    Section  7.5.  Joint Action by FT and DT.............................   43
    Section  7.6.  Compliance with Tax Laws..............................   43
    Section  7.7.  Compliance with Security Requirements.................   43
    Section  7.8.  Major Issuances.......................................   44
    Section  7.9.  Participation by Class A Directors in Certain
                    Circumstances........................................   44
    Section  7.10. Spin-offs.............................................   44
    Section  7.11. FCC Licenses..........................................   45
    Section  7.12. Issuance of Class A Stock.............................   45

                                                                           PAGE
                                                                           ----
    Section  7.13. Defeasance of Fifth Series............................   45
    Section  7.14. Continuing Directors..................................   45
    Section  7.15. Long Distance Business................................   46
    Section  7.16. Intellectual Property.................................   46
    Section  7.17. Rights Plan Events....................................   46
 ARTICLE VIII TERMINATION OF CERTAIN RIGHTS...............................  46
 ARTICLE IX TAX INDEMNIFICATION...........................................  47
    Section  9.1.  Indemnification for Company Purchase..................   47
    Section  9.2.  Indemnification for Supplementary Payments............   47
    Section  9.3.  Rebate of Indemnity...................................   48
    Section  9.4.  Exclusions from Indemnity.............................   48
    Section  9.5.  Consequences of Assignment............................   49
    Section  9.6.  Verification..........................................   49
    Section  9.7.  Contest Rights........................................   50
 ARTICLE X U.S. REAL PROPERTY TAX MATTERS.................................  50
    Section 10.1.  Notification..........................................   50
    Section 10.2.  Control of FIRPTA Determination.......................   50
    Section 10.3.  Issuance of Certification; Related Matters............   51
    Section 10.4.  Advisory Costs........................................   51
    Section 10.5.  Indemnity.............................................   51
    Section 10.6.  Contest Rights........................................   52
 ARTICLE XI MISCELLANEOUS.................................................  52
    Section 11.1.  Notices...............................................   52
    Section 11.2.  Waiver, Amendment, etc................................   53
    Section 11.3.  No Partnership........................................   54
    Section 11.4.  Binding Agreement; Assignment; No Third Party
                    Beneficiaries........................................   54
    Section 11.5.  GOVERNING LAW; DISPUTE RESOLUTION; EQUITABLE RELIEF...   55
    Section 11.6.  Severability..........................................   55
    Section 11.7.  Translation...........................................   55
    Section 11.8.  Table of Contents; Headings; Counterparts.............   55
    Section 11.9.  Entire Agreement......................................   55
    Section 11.10. Waiver of Immunity....................................   56
    Section 11.11. Board Membership......................................   56
    Section 11.12. Effect of Conversion..................................   56
    Section 11.13. Continuing Director Approval..........................   56
 EXHIBIT A--Form of Class A Holder Eligible Note
 EXHIBIT B--Form of Qualified Subsidiary Assumption Agreement
 EXHIBIT C--Form of Qualified Stock Purchaser Assumption Agreement
 EXHIBIT D--Non-Real Property Assets
 SCHEDULE A--List of FT Associate Positions
 SCHEDULE B--List of DT Associate Positions

                            STOCKHOLDERS' AGREEMENT

  Stockholders' Agreement, dated as of         , 1995 (the "Agreement"), among
France Telecom, an exploitant public organized under the laws of France ("FT"); Deutsche Telekom AG, an Aktiengesellschaft organized under the laws of Germany ("DT"); and Sprint Corporation, a corporation organized under the laws of Kansas (the "Company").

                                    RECITALS

  Whereas, each of the Company, Sprint Global Venture, Inc., a wholly-owned Subsidiary of the Company ("Sprint Sub"), FT and DT have agreed to form a joint venture to provide telecommunications services as provided in the Joint Venture Agreement dated as of June 22, 1995, among Sprint Sub, FT, DT and the Company (the "Joint Venture Agreement"), and to pursue various telecommunications opportunities around the world as further provided therein;

  Whereas, pursuant to the Investment Agreement, dated as of July 31, 1995, among FT, DT and the Company (including all schedules thereto, and as may be amended from time to time, the "Investment Agreement"), FT and DT collectively are purchasing from the Company shares of its capital stock as provided in the Investment Agreement; and

  Whereas, the parties hereto have determined that it is in their best interests that they enter into this Agreement providing for certain rights and restrictions with respect to the shares of Class A Stock owned by FT and DT and their permitted transferees and certain related rights and obligations of the Company, FT and DT.

  Now, Therefore, in consideration of the mutual covenants and obligations set forth herein, each of FT, DT and the Company agrees as follows:

                                   ARTICLE I

                                  DEFINITIONS

  The following capitalized terms used in this Agreement will have the following meanings:

  "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, such Person, provided that (a) no JV Entity shall be deemed an Affiliate of any party hereto unless (i) FT, DT and Atlas own a majority of the Voting Power of such JV Entity and the Company does not have the Tie-Breaking Vote, or (ii) FT, DT or Atlas has the Tie-Breaking Vote; (b) FT, DT and the Company shall not be deemed Affiliates of each other; (c) Atlas shall be deemed an Affiliate of FT and DT; and (d) the term "Affiliate" shall not include any Governmental Authority of France or Germany or any other Person Controlled, directly or indirectly, by any such Governmental Authority, in each case except for FT, DT, Atlas and any other Person directly, or indirectly through one or more intermediaries, Controlled by FT, DT or Atlas.

  "Alien" means "aliens", "their representatives", "a foreign government or representatives thereof" or "any corporation organized under the laws of a foreign country" as such terms are used in Section 310(b)(4) of the Communications Act of 1934, as amended, or as hereafter may be amended, or any successor provision of law.

  "Amendment" means the Certificate of Amendment to the Articles of Incorporation adopted and filed pursuant to Section 3.2(i) of the Investment Agreement.

  "Applicable Law" means all applicable provisions of all (a) constitutions, treaties, statutes, laws (including common law), rules, regulations, ordinances or codes of any Governmental Authority, and (b) orders, decisions, injunctions, judgments, awards and decrees of any Governmental Authority.

  "Applicable Ratio" shall have the meaning set forth in Section 7.5(a) hereof.

  "Articles" means the Articles of Incorporation of the Company, as amended or supplemented from time to time.

  "Assignment Notice" shall have the meaning set forth in Section 3.2 hereof.

  "Associate" has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act, provided that when used to indicate a relationship with FT or DT or their respective Subsidiaries or Affiliates, the term "Associate" shall mean
(a) in the case of FT, any Person occupying any of the positions listed on Schedule A hereto, and (b) in the case of DT, any Person occupying any of the positions listed on Schedule B hereto, provided, further, that, in each case, no Person occupying any such position described in clause (a) or (b) hereof shall be deemed an "Associate" of FT or DT, as the case may be, unless the Persons occupying all such positions described in clauses (a) and (b) hereof Beneficially Own, in the aggregate, more than 0.2% of the Voting Power of the Company.

  "Atlas" means the company [formed] [to be formed] as a societe anonyme under the laws of Belgium pursuant to the Joint Venture Agreement, dated as of December 15, 1994, between FT and DT, as amended.

  "Basis Windfall" shall have the meaning set forth in Section 9.3 hereof.

  "Beneficial Owner" (including, with its correlative meanings, "Beneficially Own" and "Beneficial Ownership"), with respect to any securities, means any Person which:

    (a) has, or any of whose Affiliates or Associates has, directly or indirectly, the right to acquire (whether such right is exercisable immediately or only after the passage of time) such securities pursuant to any agreement, arrangement or understanding (whether or not in writing) including, without limitation, pursuant to the Investment Agreement and this Agreement, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise;

    (b) has, or any of whose Affiliates or Associates has, directly or indirectly, the right to vote or dispose of (whether such right is exercisable immediately or only after the passage of time) or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 under the Exchange Act but including all such securities which a Person has the right to acquire beneficial ownership of whether or not such right is exercisable within the 60-day period specified therein) such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing); or

    (c) has, or any of whose Affiliates or Associates has, any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any securities which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate thereof), provided that Class A Stock and Common Stock held by one of FT or DT or its Affiliates shall not also be deemed to be Beneficially Owned by the other of FT or DT or its Affiliates.

  "Board of Directors" means the board of directors of the Company.

  "Brokers' Transactions" means brokers' transactions within the meaning of Rule 144 of the Securities Act, or any successor rule.

  "Business Day" means any day other than a day on which commercial banks in The City of New York, Paris, France, or Frankfurt am Main, Germany, are required or authorized by law to be closed.

  "Buyers" shall have the meaning set forth in the Investment Agreement.

  "Buy Notice" shall have the meaning set forth in Section 2.5(b) hereof.

  "Bylaws" means the Bylaws of the Company, as amended or supplemented from time to time.

  "Cellular" means (a) until immediately prior to the Cellular Spin-off Date, the Cellular and Wireless Division, (b) immediately prior to the Cellular Spin-off Date, the direct or indirect wholly owned subsidiary of the Company owning the assets of the Cellular and Wireless Division, the shares of which subsidiary are to be distributed to the Company's stockholders in connection with the Cellular Spin-off, and (c) on and after the Cellular Spin-off Date, such company, provided that the term "Cellular" shall not include any assets retained by the Company after the Cellular Spin-off Date.

  "Cellular and Wireless Division" means the Cellular and Wireless Communications Services Division of the Company.

  "Cellular Spin-off" shall have the meaning set forth in Article I of the Investment Agreement.

  "Change in Law" shall have the meaning set forth in Section 10.2(b) hereof.

  "Change of Control" means a:

    (a) decision by the Board of Directors to sell Control of the Company or not to oppose a third party tender offer for Voting Securities of the Company representing more than 35% of the Voting Power of the Company; or

    (b) change in the identity of a majority of the Directors due to (i) a proxy contest (or the threat to engage in a proxy contest) or the election of Directors by the holders of Preferred Stock; or (ii) any unsolicited tender, exchange or other purchase offer which has not been approved by a majority of the Independent Directors, provided that a Strategic Merger shall not be deemed to be a Change of Control and, provided, further, that any transaction between the Company and FT and DT or otherwise involving FT and DT and any of their direct or indirect Subsidiaries which are parties to a Contract therefor shall not be deemed to be a Change of Control.

  "Class A Action" means action by the holders of a majority of the shares of Class A Stock taken by a vote at either a regular or special meeting of the stockholders of the Company or of the Class A Holders or by written consent delivered to the Secretary of the Company.

  "Class A Common Issuance Date" means the date the Company first issues shares of Class A Common Stock.

  "Class A Common Stock" means the Class A Common Stock of the Company.

  "Class A Conversion Shares" means the shares of Class A Common Stock or Common Stock into which the then outstanding shares of Class A Preference Stock (or, as the case may be, a specified number of shares of Class A Preference Stock) would, at the time of determination, be convertible at the then applicable Conversion Price if the conditions to establishment of the Conversion Date had been met.

  "Class A Director" means any Director elected by the Class A Holders pursuant to Section 2(a) of ARTICLE FIFTH of the Articles, appointed by Class A Directors pursuant to Section 4(b) of ARTICLE FIFTH of the Articles, or elected by the Class A Holders pursuant to Section 3(d) of the Class A Provisions.

  "Class A Holder Eligible Notes" means notes of a Class A Holder issued pursuant to Section 5.6, substantially in the form of Exhibit A attached hereto, made payable to the Company which, in the written opinion of an investment banking firm of recognized international standing addressed to the Company and reasonably satisfactory to the Company, would sell, at the date of their issuance, at a price equal to their principal amount (taking into account the likely manner and timing of resale by the Company), provided that no note of any Class A Holder shall be deemed to be a Class A Holder Eligible Note (a) if such Class A Holder's debt instruments are at that time rated by Moody's Investors Service, Inc., Standard and Poor's Corporation or Duff & Phelps Credit Rating Co., and if it is to be issued at a time when such Class A Holder's debt instruments comparable to the note proposed to be a Class A Holder Eligible Note (or, if rated, such note itself) do not possess at least two of the three following ratings: Baa3 or better (or a comparable rating if the rating system is changed) by Moody's Investors Service, Inc.; BBB- or better (or a comparable rating if the rating system is changed) by Standard and Poor's Corporation; and BBB- or better (or a comparable rating if the rating system is changed) by Duff & Phelps Credit Rating Co., and (b) unless nationally-recognized counsel shall have delivered an opinion in form and substance reasonably satisfactory to each payee that such notes are enforceable obligations of such Class A Holder in accordance with the terms thereof, and provided, further, that no note issued by any Qualified Subsidiary shall be deemed to be a Class A Holder Eligible Note unless FT or DT, as the case may be, shall have executed a guarantee with respect to the obligations of such Qualified Subsidiary thereunder, satisfactory in form and substance to the Company.

  "Class A Holders" means FT, DT and any Qualified Subsidiary to which shares of Class A Stock or Common Stock have been transferred in accordance with
Section 2.2 hereof or which purchases such shares pursuant to the Investment Agreement, and any Qualified Stock Purchaser that acquires shares of Class A Stock pursuant to Article VI or Section 5.1 of this Agreement or pursuant to
Section 2.2(b) of the Standstill Agreement (and shall include such Persons even after all of the shares of Class A Stock have been converted into Common Stock of the Company or the Fundamental Rights have terminated as to all outstanding shares of Class A Preference Stock).

  "Class A Preference Stock" means the Class A Preference Stock of the Company.

  "Class A Provisions" means that portion of ARTICLE SIXTH of the Articles entitled "GENERAL PROVISIONS RELATING TO CLASS A STOCK".

  "Class A Stock" means the Class A Common Stock or, if shares of Class A Preference Stock are outstanding, the Class A Preference Stock.

  "Closing Price" means, with respect to a security on any day, the last sale price, regular way, or in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on The New York Stock Exchange, Inc. or, if such security is not listed or admitted to trading on such exchange as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the security is listed or admitted to trading or, if the security is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use, or, if on any such date such security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the security selected in good faith by the Board of Directors. If the security is not publicly held or so listed or publicly traded, "Closing Price" means the Fair Market Value of such security.

  "Code" means the U.S. Internal Revenue Code of 1986, as amended.

  "Committed Percentage" means, as to any Class A Holder, the percentage obtained by dividing the aggregate number of Votes represented or to be represented by the Voting Securities of the Company (a) owned of record by such Class A Holder or by its nominees, and (b) which such Class A Holder has committed to the Company to purchase pursuant to Sections 7.3 and 7.8 or Articles V and VI hereof and pursuant to Article II of the Investment Agreement, by the sum of (i) the Voting Power of the Company and (ii) the Votes to be represented by any Voting Securities of the Company such Class A Holder has committed to the Company to purchase from the Company pursuant to Article V or VI or Section 7.3 hereof and Article II of the Investment Agreement.

  "Common Stock" means the Common Stock of the Company.

  "Company" shall have the meaning set forth in the preamble.

  "Company Eligible Notes" means notes of the Company (or its permitted assignee pursuant to Section 2.5), satisfactory in form and substance to the Company, FT and DT, made payable to the Transferring Stockholder, or Class A Holder as provided in Section 2.6(b)(ii) hereof, which, in the written opinion of an investment banking firm of recognized international standing addressed to the Transferring Stockholder, or Class A Holder as provided in Section 2.6(b)(ii) hereof, and reasonably satisfactory to such Transferring Stockholder or Class A Holder, as the case may be, would sell, at the date of their issuance, at a price equal to their principal amount (taking into account the likely manner and timing of resale by such Transferring Stockholder or Class A Holder, as the case may be), provided that no note of the Company (or its permitted assignee pursuant to Section 2.5) shall be deemed to be a Company Eligible Note (a) if it is to be issued at a time when the Company's (or such assignee's) debt instruments comparable to the notes proposed to be a Company Eligible Note (or such note itself) do not possess at least two of the three following ratings: Baa3 or better (or a comparable rating if the rating system is changed) by Moody's Investors Service, Inc.; BBB- or better (or a comparable rating if the rating system is changed) by Standard and Poor's Corporation; and BBB- or better (or a comparable rating if the rating system is changed) by Duff & Phelps Credit Rating Co., and (b) unless nationally-recognized counsel shall have delivered an opinion in form and substance reasonably satisfactory to each payee that such notes are enforceable obligations of the Company (or such assignee) in accordance with the terms thereof.

  "Company Purchase" shall have the meaning set forth in Section 9.1 hereof.

  "Company Stock Payment Notes" shall have the meaning set forth in Section 7.3 hereof.

  "Company Tax Payment" shall have the meaning set forth in Section 9.3 hereof.

  "Continuing Director" means any Director who is unaffiliated with the Buyers and their "affiliates" and "associates" (as each such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as in effect on October 1,
1982) and was a Director prior to the time that any Buyer or any such affiliate or associate became an Interested Stockholder (as such term is defined in the Fair Price Provisions), and any successor of a Continuing Director if such successor is not affiliated with any such Interested Stockholder and is recommended or elected to succeed a Continuing Director by a majority of Continuing Directors, provided that such recommendation or election shall only be effective if made at a meeting of Directors at which at least seven Continuing Directors are present.

  "Contract" means any loan or credit agreement, note, bond, indenture, mortgage, deed of trust, lease, franchise, contract, or other agreement, obligation, instrument or binding commitment of any nature.

  "Control" means, with respect to a Person or Group, any of the following:

    (a) ownership by such Person or Group of Votes entitling it to exercise in the aggregate more than 35 percent of the Voting Power of the entity in question; or

    (b) possession by such Person or Group of the power, directly or indirectly, (i) to elect a majority of the board of directors (or equivalent governing body) of the entity in question; or (ii) to direct or cause the direction of the management and policies of or with respect to the entity in question, whether through ownership of securities, by contract or other-wise.

  "Conversion Date" has the meaning specified in the Class A Provisions.

  "Conversion Price" means the applicable conversion price for shares of Class A Preference Stock provided for in Section 3(b) of the Class A Provisions.

  "Corporation Joint Venture Termination" means any of the following:

    (a) the sale of Venture Interests by a Sprint Party pursuant to Section 20.5(a) of the Joint Venture Agreement; or

    (b) the receipt by the FT/DT Parties of the Tie-Breaking Vote due to a Funding Default, Material Non-Funding Default or Bankruptcy (as such terms are defined in the Joint Venture Agreement) on the part of any of the Sprint Parties.

  "Director" means a member of the Board of Directors.

  "DT" shall have the meaning specified in the preamble.

  "DT Investor Confidentiality Agreement" shall have the meaning set forth in the Investment Agreement.

  "Eligible Purchaser" shall have the meaning set forth in Section 2.5(c)(i) hereof.

  "Equity Purchase Price" shall have the meaning set forth in Section 5.5(b) hereof.

  "Equity Purchase Right" shall have the meaning set forth in Section 5.1 hereof.

  "ESMR" means any commercial mobile radio service, and the resale of such service, of the type authorized under the rules for Specialized Mobile Radio Services designated under Subpart S of Part 90 of the FCC's rules or similar Applicable Laws of any other country in effect on the date hereof, including the networking, marketing, distribution, sales, customer interface and operations functions relating thereto.

  "Europe" means the current geographic area covered by the following countries and territories located on the European continent, plus in the case of France, its territories and possessions located outside the European continent:
Albania, Andorra, Austria, Belgium, Bosnia-Hercegovina, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Gibraltar, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Macedonia, Malta, Monaco, Montenegro, Netherlands, Norway, Poland, Portugal, Romania, San Marino, Serbia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, Ukraine, United Kingdom, and Vatican City.

  "Excess Shares" shall have the meaning set forth in Section 5.1 hereof.

  "Excess Taxes" shall have the meaning set forth in Section 9.1 hereof.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC from time to time promulgated thereunder.

  "Exempt Asset Divestitures" mean, with respect to the Company and its
Subsidiaries:

    (a) Transfers of assets, shares or other equity interests (other than Long Distance Assets) to joint ventures approved by FT and DT prior to the Initial Issuance Date;

    (b) Transfers of assets, shares or other equity interests (other than Long Distance Assets) to (i) any entity in exchange for equity interests in such entity if, after such transaction, the Company owns at least 51 percent of both the Voting Power and equity interests in such entity or
  (ii) any joint venture that is an operating joint venture not controlled by any of its principals and in which (x) the Company has the right, acting alone, to disapprove (and thereby prohibit) decisions relating to acquisitions and divestitures involving more than 20 percent of the Fair Market Value of such entity's assets, mergers, consolidations and dissolution or liquidation of such entity and the adoption of such entity's business plan and (y) Major Competitors of the Joint Venture do not in the aggregate own more than 20% of the equity interests or Voting Power;

    (c) transactions in which the Company exchanges one or more (i) local exchange telephone businesses for one or more such businesses or (ii) public cellular or wireless radio telecommunications service systems for one or more such systems, provided that the Company shall not, directly or indirectly, receive cash in any such transaction in an amount greater than 20 percent of the Fair Market Value of the property or properties Transferred by it;

    (d) Transfers of assets, shares or other equity interests (other than Long Distance Assets) by the Company to any of its Subsidiaries, or by any of its Subsidiaries to the Company or any other Subsidiary of the Company;

    (e) (i) any Spin-off of equity interests of a wholly-owned Subsidiary that is not a Subsidiary which, directly or indirectly, owns Long Distance Assets (for purposes of this definition, the "Spun-off Entity"), provided that the Class A Holders receive securities in the Spun-off Entity of a separate class with rights no less favorable to the Class A Holders than those applicable to the Class A Stock set forth in the Articles and the Bylaws, or (ii) the Cellular Spin-off, unless a Notice of Abandonment (as defined in the Investment Agreement) has been delivered;

    (f) Transfers of assets (other than Long Distance Assets) of the Company or any of its Subsidiaries that are primarily or exclusively used in connection with providing information technology or data processing functions or services (collectively, for purposes of this definition, the "IT Assets"), to any Person that regularly provides information technology or data processing functions or services on a commercial basis, in connection with a contractual arrangement (for purposes of this definition, an "IT Service Contract") pursuant to which such Person undertakes to provide information technology or data processing functions or services to the Company or any of its Subsidiaries of substantially the same nature as the services associated with the use of such assets prior to such Transfer and upon commercially reasonable terms to the Company as determined in good faith by the Company, provided that (i) the term of such IT Service Contract shall be for a period at least as long as the weighted average useful life of such assets, or the Company or such Subsidiary shall have the right to cause such IT Service Contract to be renewed or extended for a period at least as long as such weighted average useful life upon commercially reasonable terms to the Company as determined in good faith by the Company, and (ii) the Transfer of such assets will not materially and adversely affect the operation of the Company; or

    (g) Transfers of assets (other than Long Distance Assets or IT Assets) of the Company or any of its Subsidiaries to any Person in connection with any contractual arrangement (for purposes of this definition, a "Non-IT Service Contract") pursuant to which such Person undertakes to provide services to the Company or any of its Subsidiaries of substantially the same nature as the services associated with the use of such assets prior to such Transfer and upon commercially reasonable terms to the Company as determined in good faith by the Company, provided, that (i) the Fair Market Value of such assets, together with the Fair Market Value of assets of the Company Transferred to such Person or other Persons in related transactions, do not represent more than five percent of the Fair Market Value of the assets of the Company, (ii) the Transfer of such assets will not materially and adversely affect the operation of the Company, and (iii) the term of such Non-IT Service Contract shall be for a period at least as long as the weighted average useful life of the assets so Transferred or the Company or such Subsidiary has the right to cause such Non-IT Service Contract to be renewed or extended for a period at least as long as such weighted average useful life upon commercially reasonable terms to the Company as determined in good faith by the Company.

  "Exempt Long Distance Asset Divestitures" mean, with respect to the Company and its Subsidiaries:

    (a) Transfers of Long Distance Assets to a Qualified Joint Venture;

    (b) Transfers of Long Distance Assets to any entity if the Company and its Subsidiaries after such transaction own at least 70 percent of both the Voting Power and equity interests of such entity, provided that if a Major Competitor of FT or DT or the Joint Venture holds equity interests in such entity, such Major Competitor's equity interests and Votes in such entity as a percentage of the Voting Power of such entity shall not, directly or indirectly, exceed 20 percent;

    (c) Transfers of Long Distance Assets pursuant to an underwritten, widely-distributed public offering at the conclusion of which the Company and its Subsidiaries shall own at least 51 percent of both the Voting Power and equity interests in the entity that owns such Long Distance Assets;

    (d) Transfers in the ordinary course of business of Long Distance Assets determined by the Company to be unnecessary for the orderly operation of the Company's business, and sale-leasebacks of Long Distance Assets and similar financing transactions after which the Company and its Subsidiaries continue in possession and control of the Long Distance Assets involved in such transaction;

    (e) Transfers of Long Distance Assets by the Company to any of its Subsidiaries, or by any of its Subsidiaries to the Company or any other Subsidiary of the Company;

    (f) Transfers of Long Distance Assets to FT or DT or any assignee thereof pursuant to this Agreement;

    (g) any Spin-off of equity interests of a wholly-owned Subsidiary which, directly or indirectly, owns Long Distance Assets (for purposes of this definition, the "Spun-off Entity"), provided that the Class A Holders receive securities in the Spun-off Entity of a separate class with rights no less favorable to the Class A Holders than those applicable to the Class A Stock set forth in the Articles and the Bylaws;

    (h) Transfers of Long Distance Assets of the Company or any of its Subsidiaries that are primarily or exclusively used in connection with providing information technology or data processing functions or services (collectively, for purposes of this definition, the "IT Assets"), to any Person that regularly provides information technology or data processing functions or services on a commercial basis, in connection with a contractual arrangement (for purposes of this definition, an "IT Service Contract") pursuant to which such Person undertakes to provide information technology or data processing functions or services to the Company or any of its Subsidiaries of substantially the same nature as the services associated with the use of such Long Distance Assets prior to such Transfer and upon commercially reasonable terms to the Company as determined in good faith by the Company, provided that (i) the term of such IT Service Contract shall be for a period at least as long as the weighted average useful life of such Long Distance Assets, or the Company or such Subsidiary shall have the right to cause such IT Service Contract to be renewed or extended for a period at least as long as such weighted average useful life upon commercially reasonable terms to the Company as determined in good faith by the Company, and (ii) the Transfer of such Long Distance Assets will not materially and adversely affect the operation of the Long Distance Business. Any such IT Service Contract involving Transfers of Long Distance Assets, including any renewal or extension thereof, shall be deemed to be a Long Distance Asset; or

    (i) Transfers of Long Distance Assets (other than IT Assets) of the Company or any of its Subsidiaries to any Person in connection with any contractual arrangement (for purposes of this definition "Non-IT Service Contract") pursuant to which such Person undertakes to provide services to the Company or any of its Subsidiaries of substantially the same nature as the services associated with the use of such Long Distance Assets prior to such Transfer and upon commercially reasonable terms to the Company as determined in good faith by the Company, provided, that (i) the Fair Market Value of such Long Distance Assets, together with the Fair Market Value of Long Distance Assets Transferred to such Person or other Persons in related transactions, do not represent more than three percent of the Fair Market Value of the Long Distance Assets of the Company, (ii) the Transfer of such Long Distance Assets will not materially and adversely affect the operation of the Long Distance Business, and (iii) the term of such Non-IT Service Contract shall be for a period at least as long as the weighted average useful life of the Long Distance Assets so Transferred or the Company or such Subsidiary has the right to cause such Service Contract to be renewed or extended for a period at least as long as such weighted average useful life upon commercially reasonable terms to the Company as determined in good faith by the Company. Any such Non-IT Service Contract involving Transfers of Long Distance Assets, including any renewal or extension thereof, shall be deemed to be a Long Distance Asset.

  "Exercise Amount" shall have the meaning set forth in Section 7.3 hereof.

  "Fair Market Value" means, with respect to any asset, shares or other property, the cash price at which a willing seller would sell and a willing buyer would buy such asset, shares or other property in an arms-length negotiated transaction without undue time restraints, as determined in good faith by a majority of the Independent Directors as certified in a resolution delivered to all of the Class A Holders.

  "Fair Price Provisions" means ARTICLE SEVENTH of the Articles, and any successor provision thereto.

  "FCC" means the Federal Communications Commission.

  "FCC Order" means, with respect to any proposed Transfer of Long Distance Assets by the Company, either:

    (a) an effective written order or other final action from the FCC (either in the first instance or upon review or reconsideration) either declaring that FT and DT are not prohibited by Section 310 from owning such Long Distance Assets or stating that no such declaration is required, and as to which no Proceeding shall be pending or threatened that presents a substantial possibility of resulting in a reversal thereof; or

    (b) an effective written order from, or other final action taken by, the FCC pursuant to delegated authority (either in the first instance or upon review or reconsideration) either declaring that FT and DT are not prohibited by Section 310 from owning such Long Distance Assets, or stating that no such declaration is required, which order or final action shall no longer be subject to further administrative review, and as to which no Proceeding shall be pending or threatened that presents a substantial possibility of resulting in a reversal thereof;

    For purposes of clause (b) of this definition, an order from, or other final action taken by, the FCC pursuant to delegated authority shall be deemed no longer subject to further administrative review:

      (x) if no petition for reconsideration or application for review by the FCC of such order or final action has been filed within thirty days after the date of public notice of such order or final action, as such 30-day period is computed and as such date is defined in Sections 1.104 and 1.4 (or any successor provisions), as applicable, of the FCC's rules, and the FCC has not initiated review of such order or final action on its own motion within forty days after the date of public notice of the order or final action, as such 40-day period is computed and such date is defined in Sections 1.117 and 1.4 (or any successor provisions) of the FCC's rules; or

      (y) if any such petition for reconsideration or application for review has been filed, or, if the FCC has initiated review of such order or final action on its own motion, the FCC has issued an effective written order or taken final action to the effect set forth in clause (a) above.

  "FIRPTA Determination" means with respect to any sale, exchange (including a deemed exchange) or other disposition by a Class A Holder of Shares, a determination as to whether the Company is a "United States Real Property Holding Corporation" within the meaning of Section 897 of the Code and the regulations thereunder (or any successor provision).

  "FIRPTA Tax" shall have the meaning set forth in Section 10.5 hereof.

  "First Notice Period" shall have the meaning set forth in Section 2.5(a) hereof.

  "First Offer Price" shall have the meaning set forth in Section 2.5(a) hereof.

  "Fix" or "Fixed" means, in relation to the Conversion Price, the initial establishment of the Conversion Price in accordance with Section 3(b) of the Class A Provisions.

  "Fixed Closing Date" means the date of the first closing to occur under the Investment Agreement after the date on which the Conversion Price is Fixed.

  "Formula Price" means, as to a share of Class A Common Stock, a per share price equal to the greater of (a) the Market Price of a share of Common Stock on the date of sale of such share, and (b) an amount equal to the Weighted Average Price paid by the Class A Holders for the Class A Common Stock together with a stock appreciation factor thereon (calculated on the basis of a 365-day year) at the rate of 3.88% through and including the date of such redemption, such stock appreciation factor to be calculated, on an annual compounding basis, from the date of purchase of such Class A Common Stock until the date of redemption.

  "France" means the Republic of France, including French Guiana, Guadeloupe, Martinique and Reunion, and its territories and possessions.

  "FT" shall have the meaning specified in the preamble.

  "FT Investor Confidentiality Agreement" shall have the meaning specified in the Investment Agreement.

  "FT/DT Joint Venture Termination" means any of the following:

    (a) the sale of Venture Interests by an FT/DT Party pursuant to Section 20.5(b), 20.5(c) or 20.5(d) of the Joint Venture Agreement; or

    (b) the receipt by the Sprint Parties of the Tie-Breaking Vote due to a Funding Default, Material Non-Funding Default or Bankruptcy (as such terms are defined in the Joint Venture Agreement) on the part of any of the FT/DT Parties.

  "FT/DT Party" shall have the meaning set forth in the Joint Venture
Agreement.

  "FT/DT Weighted Purchase Price" means (a) prior to the Class A Common Issuance Date, the conversion price of the Class A Preference Stock in effect from time to time, adjusted in accordance with the Class A Provisions solely with respect to shares of Class A Preference Stock purchased from the Company pursuant to this Agreement and the Investment Agreement, and (b) on and after the Class A Common Issuance Date, the Weighted Average Price paid by FT, DT, their respective Qualified Subsidiaries and any Qualified Stock Purchasers for shares of Class A Common Stock, calculated solely with respect to shares of Class A Common Stock (or shares of Class A Preference Stock which have been converted into shares of Class A Common Stock) purchased from the Company pursuant to this Agreement and the Investment Agreement.

  "Fundamental Rights" means the rights of the holders of Class A Preference Stock to elect Directors pursuant to ARTICLE FIFTH of the Articles, and the rights of the holders of Class A Preference Stock provided in Sections 4, 5, 6 and 8 of the Class A Provisions.

  "Germany" means the Federal Republic of Germany.

  "Governmental Approval" means any consent, waiver, grant, concession or License of, registration or filing with, or declaration, report or notice to, any Governmental Authority.

  "Governmental Authority" means any federation, nation, state, sovereign, or government, any federal, supranational, regional, state or local political subdivision, any governmental or administrative body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission or other similar dispute resolving panel or body, and any other entity exercising executive, legislative, judicial, regulatory or administrative functions of a government, provided that the term "Governmental Authority" shall not include FT, DT, Atlas or any of their respective Subsidiaries.

  "Group" means any group within the meaning of Section 13(d)(3) of the Exchange Act.

  "Indemnitee" shall have the meaning set forth in Section 9.1 hereof.

  "Independent Director" means any member of the Board of Directors who (a) is not an officer or employee of the Company, or any Class A Holder, or any of their respective Subsidiaries, (b) is not a former officer of the Company, or any Class A Holder, or any of their respective Subsidiaries, (c) does not, in addition to such person's role as a Director, act on a regular basis, either individually or as a member or representative of an organization, serving as a professional adviser, legal counsel or consultant to the Company, or any Class A Holder, or their respective Subsidiaries, if, in the opinion of the Nominating Committee of the Board of Directors of the Company (the "Nominating Committee") or the Board of Directors if a Nominating Committee is not in existence, such relationship is material to the Company, any Class A Holder, or the organization so represented or such person, and (d) does not represent, and is not a member of the immediate family of, a person who would not satisfy the requirements of the preceding clauses (a), (b) and (c) of this sentence. A person who has been or is a partner, officer or director of an organization that has customary commercial, industrial, banking or underwriting relationships with the Company, any Class A Holder, or any of their respective Subsidiaries, that are carried on in the ordinary course of business on an arms-length basis and who otherwise satisfies the requirements set forth in clauses (a), (b), (c) and (d) of the first sentence of this definition, may qualify as an Independent Director, unless, in the opinion of the Nominating Committee or the Board of Directors if a Nominating Committee is not in existence, such person is not independent of the management of the Company, or any Class A Holder, or any of their respective Subsidiaries, or the relationship would interfere with the exercise of independent judgment as a member of the Board of Directors. A person who otherwise satisfies the requirements set forth in clauses (a), (b), (c) and (d) of the first sentence of this definition and who, in addition to fulfilling the customary director's role, also provides additional services directly for the Board of Directors and is separately compensated therefor, would nonetheless qualify as an Independent Director. Notwithstanding anything to the contrary contained in this definition, each Director as of the date of the execution of the Investment Agreement who is not an executive officer of the Company shall be deemed to be an Independent Director hereunder.

  "Initial Issuance Date" means the first date that any shares of Class A Stock are issued.

  "Investment Agreement" shall have the meaning set forth in the second WHEREAS clause.

  "Investment Completion Date" means the date of the Supplemental Preference Stock Closing (as defined in the Investment Agreement) or the Class A Common Issuance Date, whichever shall first occur.

  "Joint Venture" means the joint venture formed by FT, DT, Sprint Sub and the Company as provided in the Joint Venture Agreement.

  "Joint Venture Agreement" shall have the meaning set forth in the first WHEREAS clause.

  "JV Entity" shall have the meaning set forth in the Joint Venture Agreement.

  "LD Disapproval Notice" shall have the meaning set forth in Section 3.1(d) hereof.

  "LD Option Period" shall have the meaning set forth in Section 3.1(d) hereof.

  "LD Sale Notice" shall have the meaning set forth in Section 3.1(c) hereof.

  "License" means any license, ordinance, authorization, permit, certificate, variance, exemption, order, franchise or approval, domestic or foreign.

  "Lien" means any mortgage, pledge, security interest, adverse claim, encumbrance, lien (statutory or otherwise) or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or similar Applicable Law of any jurisdiction) or any other type of preferential arrangement for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation.

  "Lien Transfer" shall mean the granting of any Lien on any Long Distance Asset, other than:

    (a) a Lien securing purchase money indebtedness that does not have a term longer than the estimated useful life of the Long Distance Asset subject to such Lien;

    (b) Liens or other comparable arrangements relating to the financing of accounts receivable; and

    (c) Liens securing any other indebtedness for borrowed money, provided that (i) the amount of such indebtedness, when added to the aggregate amount of purchase money indebtedness referred to in clause (a) above, does not exceed 30% of the total book value of the Long Distance Assets as at the date of the most recently published balance sheet of the Company, (ii) the indebtedness secured by such Liens is secured only by Liens on Long Distance Assets, (iii) the face amount of such indebtedness does not exceed the book value of the Long Distance Assets subject to such Liens, and (iv) such indebtedness is for a term no longer than the estimated useful life of the Long Distance Assets subject to such Liens.

  "Liquidation Preference" shall have the meaning set forth in the Class A Provisions.

  "Local Exchange Division" means the Local Communications Services Division of the Company.

  "Long Distance Assets" means:

    (a) the assets reflected in the Company's balance sheet for the year ended December 31, 1994 as included in the Long Distance Division;

    (b) any assets acquired by the Company or any of its Subsidiaries following December 31, 1994 that are reflected in the Company's balance sheet as included in the Long Distance Division;

    (c) any assets of the Company or any of its Subsidiaries that are not reflected in the Company's balance sheet for the year ended December 31, 1994 as included in the Long Distance Division, which after December 31, 1994 are transferred by the Company or any of its Subsidiaries to, or reclassified by the Company or any of its Subsidiaries as part of, the Long Distance Division;

    (d) any assets acquired by the Company after December 31, 1994 that are used or held for use primarily for the benefit of the Long Distance Business; and

    (e) any assets referred to in clauses (a) through (c) above that are used or held for use primarily for the benefit of the Long Distance Business which are transferred or reclassified by the Company or any of its Subsidiaries outside of the Long Distance Division, but which continue to be owned by the Company or any of its Subsidiaries;

provided that the term "Long Distance Assets" shall not include (i) any assets that are used or held for use primarily for the benefit of any Non-Long Distance Business, or (ii) any other assets reflected in the Company's balance sheet for the year ended December 31, 1994 as included in the Cellular and Wireless Division or the Local Exchange Division (other than as such assets in the Cellular and Wireless Division or the Local Exchange Division may be transferred or reclassified in accordance with paragraph (c) of this definition).

  "Long Distance Business" means all long distance telecommunications activities and services of the Company and its Subsidiaries at the relevant time, including (but not limited to) all long distance transport services, switching and value-added services for voice, data, video and multimedia transmission, migration paths and intelligent overlapping architectures, provided that the term "Long Distance Business" shall not include any activities or services primarily related to any Non-Long Distance Business.

  "Long Distance Division" means the Long Distance Communications Services Division of the Company.

  "Major Competitor" means (a) with respect to FT or DT, a Person that materially competes with a major portion of the telecommunications services business of FT or DT in Europe, or a Person that has taken substantial steps to become such a Major Competitor and which FT or DT has reasonably concluded, in its good faith judgment, will be such a competitor in the near future in France or Germany, provided that FT and/or DT furnish in writing to the Company reasonable evidence of the occurrence of such steps; (b) with respect to the Company, a Person that materially competes with a major portion of the telecommunications services business of the Company in North America, or a Person that has taken substantial steps to become such a Major Competitor and which the Company has reasonably concluded, in its good faith judgment, will be such a competitor in the near future in the United States of America, provided that the Company furnish in writing to each Class A Holder reasonable evidence of the occurrence of such steps; and (c) with respect to the Joint Venture, a Person that materially competes with a major portion of the telecommunications services business of the Joint Venture, or a Person that has taken substantial steps to become such a Major Competitor and which FT, DT or the Company has reasonably concluded, in its good faith judgment, will be such a competitor in the near future, provided that FT, DT or the Company furnish in writing to each other party hereto reasonable evidence of the occurrence of such steps.

  "Major Issuance" means any transaction, including, but not limited to, a merger or business combination, resulting, directly or indirectly, in the issuance (or sale from treasury) in connection with such transaction of Voting Securities of the Company with a number of Votes equal to or greater than 30 percent of the Voting Power of the Company immediately prior to such issuance.

  "Mandatory Payment Amount" shall have the meaning set forth in Section 7.3(c)(ii) hereof.

  "Market Price" means, with respect to a security on any date, the Closing Price of such security on the Trading Day immediately prior to such date. The Market Price shall be deemed to be equal to (a) in the case of a share of Class A Common Stock, the Market Price of a share of Common Stock; and (b) in the case of a share of Class A Preference Stock, the Liquidation Preference. The Market Price of any options, warrants, rights or other securities convertible into or exercisable for Class A Common Stock (except for the Class A Preference Stock) shall be equal to the Market Price of options, warrants, rights or other securities convertible into or exercisable for Common Stock upon the same terms and otherwise containing the same terms as such options, warrants, rights or other securities convertible into or exercisable for Class A Common Stock.

  "Material Adverse Effect" means, with respect to any Person, the effect of any event, occurrence, fact, condition or change that is materially adverse to the business, operations, results of operations, financial condition, assets or liabilities of such Person.

  "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotations System.

  "Non-Long Distance Business" means (a) the ownership of any equity or other interests in the Joint Venture or any of the JV Entities; the enforcement or performance of any of the rights or obligations of the Company or any Subsidiary of the Company pursuant to the Joint Venture Agreement; or any activities or services of the Joint Venture or any of the JV Entities; (b) the Triple Play Activities; (c) any activities or services primarily related to the provision of subscriber connections to a local exchange or switch providing access to the public switched telephone network; (d) any activities or services primarily related to the provision of exchange access services for the purpose of originating or terminating long distance telecommunications services; (e) any activities or services primarily related to the resale by the Local Exchange Division of long distance telecommunications services of the Company or other carriers; (f) any activities or services primarily related to the provision of inter-LATA long distance telecommunications services that are incidental to the local exchange services business of the Local Exchange Division; (g) any activities or services primarily related to the provision of intra-LATA long distance telecommunications services; (h) any activities or services (whether local, intra-LATA or inter-LATA) primarily related to the provision of cellular, PCS, ESMR or paging services, mobile telecommunications services or any other voice, data or voice/data wireless services, whether fixed or mobile, or related to telecommunications services provided through communications satellite systems (whether low, medium or high orbit systems); and (i) the use of the "Sprint" brand name or any other brand names, trade names or trademarks owned or licensed by the Company or any of its Subsidiaries.

  "North America" means the current geographic area covered by the following countries: Canada, the United States of Mexico and the United States of America.

  "Notifying Class A Holder" shall have the meaning set forth in Section 10.2 hereof.

  "Offered Shares" shall have the meaning set forth in Section 2.5(a) hereof.

  "Option Shares" shall have the meaning set forth in Section 5.2 hereof.

  "Optional Shares" shall have the meaning set forth in Section 2.5(a) of the Investment Agreement.

  "Optional Shares Closing" shall have the meaning set forth in Section 2.5(c) of the Investment Agreement.

  "Other Investment Documents" means the Investment Agreement, the Standstill Agreement, the FT Investor Confidentiality Agreement, the DT Investor Confidentiality Agreement, any Qualified Subsidiary Standstill Agreement, the Registration Rights Agreement, any Qualified Subsidiary Confidentiality Agreement, any standstill agreement entered into by a holder of equity interests of a Qualified Subsidiary pursuant to the Standstill Agreement or any confidentiality agreement entered into by a holder of equity interests of a Qualified Subsidiary pursuant to the FT Investor Confidentiality Agreement or the DT Investor Confidentiality Agreement.

  "Other Purchaser" shall have the meaning set forth in Section 2.5(c)(ii) hereof.

  "Passive Financial Institution" means a bank (or comparable financial institution), insurance company, pension or retirement fund that acquires Voting Securities or other equity interests in a Qualified Subsidiary without the purpose or effect of changing or influencing the control of the Qualified Subsidiary or the Company, nor in connection with or as a participant in any transaction having such purpose or effect, provided that the term "Passive Financial Institution" shall not include any Major Competitor of the Company or the Joint Venture.

  "PCS" means a radio communications system of the type authorized under the rules for broadband personal communications services designated as Subpart E of
Part 24 of the FCC's rules or similar Applicable Laws of any other country, including the network, marketing, distribution, sales, customer interface and operations functions relating thereto.

  "Percentage Ownership Interest" means, with respect to any Person, that percentage of the Voting Power of the Company represented by Votes associated with the Voting Securities of the Company owned of record by such Person or by its nominees.

  "Person" means an individual, a partnership, an association, a joint venture, a corporation, a business, a trust, any entity organized or existing under Applicable Law, an unincorporated organization or any Governmental Authority.

  "Planned Date" means the planned date for the initial filing of a registration statement with the SEC relating to a proposed Public Offering or the first date on which it is proposed that a Class A Holder consummate Brokers' Transactions as to any securities.

  "Preferred Stock" means any series of Preferred Stock of the Company, but shall not include the Class A Preference Stock.

  "Principal Investment Documents" shall have the meaning set forth in Section
7.10 hereof.

  "Private Offer Notice Period" shall have the meaning set forth in Section 2.5(c)(i) hereof.

  "Private Sale Notice" shall have the meaning set forth in Section 2.5(c)(i) hereof.

  "Proceeding" means any action, litigation, suit, proceeding or formal investigation or review of any nature, civil, criminal, regulatory or otherwise, before any Governmental Authority.

  "Proposed Price" shall have the meaning set forth in Section 2.5(c)(i) hereof.

  "Proposed Terms" shall have the meaning set forth in Section 2.5(c)(i) hereof.

  "Public Offering" means an underwritten public offering of securities of the Company pursuant to an effective registration statement under the Securities Act.

  "Public Sale Notice" shall have the meaning set forth in Section 2.5(a) hereof.

  "Qualified Joint Venture" means any operating joint venture of which not more than 20% in the aggregate of the Voting Power or outstanding equity interests thereof are owned by Major Competitors of FT or DT or of the Joint Venture, and that

    (a) has received contributions of assets by the other participants therein which are predominately of a nature similar or complementary to the Long Distance Assets contributed by the Company;

    (b) owns assets that are available for use by the Company on a basis which is no less favorable than that which is afforded to other participants in such joint venture;

    (c) would treat the Joint Venture, as a customer of the joint venture, no less favorably than other similarly situated customers;

    (d) is operated in a manner not inconsistent with the policies of the Joint Venture; and

    (e) as to which the Company undertakes to use commercially reasonable efforts to align the activities of such joint venture with those of the Joint Venture, including, without limitation, to use commercially reasonable efforts to cause such joint venture to become a distributor of the services falling within the scope of the Joint Venture (if so selected by the Joint Venture), to align the joint venture's network technology with the network technology of the Joint Venture, and to use the Joint Venture's services to the maximum extent practicable, provided that, in addition to the requirements set forth above, a joint venture shall not be deemed to be a Qualified Joint Venture if the predominant contribution of the Company to such joint venture is Long Distance Assets comprising the transport media, associated switching, electronic transmissions equipment, systems and operating software comprising the Company's long distance telecommunications network ("Critical Long Distance Assets"), unless the Company owns a majority of the equity interests and the Voting Power of such joint venture; and provided, further, that with respect to a joint venture in which the predominant contribution of the Company is Long Distance Assets that are not Critical Long Distance Assets, such joint venture shall not be deemed to be a Qualified Joint Venture unless such joint venture is either (i) Controlled by the Company or (ii) not Controlled by any of its participants, but in which the Company has the contractual or other legal right, acting alone, to disapprove (and thereby prohibit) decisions relating to acquisitions and divestitures involving more than 20 percent of the Fair Market Value of such joint venture's assets, mergers, consolidations and dissolution or liquidation of such joint venture, and the adoption of such joint venture's business plan.

  "Qualified LD Purchaser" means, for any Transfer of Long Distance Assets, a purchaser that (a) has the legal and financial ability to buy such Long Distance Assets proposed to be sold and (b) would not be a Major Competitor of the Company based on the businesses to be retained by the Company following the Transfer of such Long Distance Assets.

  "Qualified Stock Purchaser" means a Person that (a) FT and DT reasonably believe has the legal and financial ability to purchase shares of Class A Stock from the Company in accordance with Article VI of this

Agreement or to purchase shares in accordance with Section 2.2 of the Standstill Agreement and (b) would not be a Major Competitor of the Company or of the Joint Venture immediately following such purchase.

  "Qualified Stock Purchaser Standstill Agreement" shall mean a standstill agreement between the Company, the Qualified Stock Purchaser and the Person or Persons, if any, which, directly or indirectly, ultimately Control a Qualified Stock Purchaser, satisfactory in form and substance to each party hereto.

  "Qualified Subsidiary" means any Person which

    (a) is a Subsidiary of either FT or DT or an entity that would be such a Subsidiary if FT's and DT's aggregate ownership in such entity were held individually by one of FT or DT, provided that until the second anniversary of the Initial Issuance Date, no Voting Securities of such entity may be Beneficially Owned by a Major Competitor of the Company or of the Joint Venture, and thereafter no such Major Competitor or Major Competitors may, individually or in the aggregate, Beneficially Own Voting Securities representing ten percent or more of the Voting Power of such entity, and provided, further, that if the Voting Securities of such entity owned directly by FT and DT or indirectly through Wholly-Owned Subsidiaries of either of them are entitled to a number of Votes representing in the aggregate less than 80 percent of the Voting Power of such entity, then:

      (i) the Voting Securities owned by FT and DT and Wholly-Owned Subsidiaries, plus Voting Securities, if any, owned by Passive Financial Institutions must in the aggregate be entitled to a number of Votes representing at least 80 percent of the Voting Power of such entity; and

      (ii) FT and DT and Wholly-Owned Subsidiaries must in the aggregate own Voting Securities entitled to a number of Votes representing more than 50 percent of the Voting Power of, and more than 50 percent of the outstanding equity interests in, such entity; and

    (b) has (i) entered into a Qualified Subsidiary Standstill Agreement and a confidentiality agreement satisfactory in form and substance to each party hereto and (ii) (x) caused all holders of any of its equity interests (other than FT, DT and Passive Financial Institutions) (each such other holder being a "Strategic Investor") to enter into a Strategic Investor Standstill Agreement and (y) caused all holders of any of its equity interests (other than FT and DT) to enter into a confidentiality agreement satisfactory in form and substance to each party hereto.

  "Qualified Subsidiary Standstill Agreement" shall have the meaning set forth in the Investment Agreement.

  "Redemption Securities" means any debt or equity securities of the Company, any of its Subsidiaries, or any combination thereof having such terms and conditions as shall be approved by the Board of Directors and which, together with any cash to be paid as part of the redemption price pursuant to subsection
(b) of Section 2 of the provisions of ARTICLE SIXTH of the Articles entitled GENERAL PROVISIONS RELATING TO ALL STOCK or Section 3(a)(i) of the Class A Provisions, in the opinion of an investment banking firm of recognized national standing selected by the Board of Directors (which may be a firm which provides other investment banking, brokerage or other services to the Company), have a Market Price, at the time notice of redemption is given pursuant to subsection
(d) of Section 2 of the provisions of ARTICLE SIXTH of the Articles entitled GENERAL PROVISIONS RELATING TO ALL STOCK or Section 3(a)(i) of the Class A Provisions, at least equal to the redemption price required to be paid by such
Section 2 or Section 3(a)(i) of the Class A Provisions.

  "Refusal Notice" shall have the meaning set forth in Section 2.5(c)(ii) hereof.

  "Refusal Price" shall have the meaning set forth in Section 2.5(c)(ii) hereof.

  "Refusal Shares" shall have the meaning set forth in Section 2.5(c)(ii) hereof.

  "Refusal Terms" shall have the meaning set forth in Section 2.5(c)(ii) hereof.

  "Registration Rights Agreement" means the Registration Rights Agreement, dated the date hereof, among the Company, FT and DT, as it may be amended or supplemented from time to time.

  "Requested Sale Supplementary Payment" shall have the meaning set forth in
Section 3(a)(i) of the Class A Provisions.

  "Required Sale Notice" shall have the meaning set forth in Section 7.4(d)(i) hereof.

  "Restricted Period" shall have the meaning set forth in Section 3.1(a) hereof.

  "Rights" shall have the meaning set forth in Section 5.1(c) hereof.

  "Rights Agreement" means the Rights Agreement, dated as of August 8, 1989, between the Company and UMB Bank, n.a., as amended on June 4, 1992 and as of July 31, 1995, as it may be amended or supplemented from time to time.

  "SEC" means the United States Securities and Exchange Commission.

  "Second Notice Period" shall have the meaning set forth in Section 2.5(b) hereof.

  "Second Offer" shall have the meaning set forth in Section 2.5(b) hereof.

  "Second Offer Price" shall have the meaning set forth in Section 2.5(b) hereof.

  "Section 310" means Section 310(b) of the Communications Act of 1934, as amended (or any successor provision of law).

  "Section 9.2 Excess Taxes" shall have the meaning set forth in Section 9.2 hereof.

  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

  "Shares" means (a) shares of Class A Stock, Common Stock or any other Voting Securities of the Company, (b) securities of the Company convertible into Voting Securities of the Company and (c) options, warrants or other rights to acquire such Voting Securities, but in the case of this clause (c) excluding any rights of the Class A Holders or FT and DT to acquire Voting Securities of the Company pursuant to the Investment Agreement and this Agreement (but not excluding any Voting Securities received upon the exercise of such rights).

  "Specified Long Distance Assets" shall have the meaning set forth in Section 3.1(c) hereof.

  "Spin-off" means any spin-off or other pro rata distribution of equity interests of a wholly-owned direct or indirect Subsidiary of the Company to the stockholders of the Company, provided that the term "Spin-off" shall not include the Cellular Spin-off unless a Notice of Abandonment has been delivered.

  "Spin-Off Investment Agreement" shall have the meaning set forth in Section 7.10(a)(i) hereof.

  "Sprint Party" shall have the meaning set forth in the Joint Venture
Agreement.

  "Sprint Sub" shall have the meaning set forth in the first WHEREAS clause.

  "Standstill Agreement" means the Standstill Agreement, dated as of July 31, 1995, among the Company, FT and DT, as it may be amended or supplemented from time to time.

  "Strategic Investor Standstill Agreement" shall have the meaning set forth in the Investment Agreement.

  "Strategic Merger" means a merger or other business combination involving the Company (a) in which the Class A Holders are entitled to retain or receive, as the case may be, voting equity securities of the surviving parent entity in exchange for or in respect of (by conversion or otherwise) such Class A Stock, with an aggregate Fair Market Value equal to at least 75% of the sum of (i) the Fair Market Value of all consideration which such Class A Holders have a right to receive with respect to such merger or other business combination, and (ii) if the Company is the surviving parent entity, the Fair Market Value of the equity securities of the surviving parent entity which the Class A Holders are entitled to retain, (b) immediately after which the surviving parent entity is an entity whose voting equity securities are registered pursuant to Section 12(b) or Section 12(g) of the Exchange Act or which otherwise has any class or series of its voting equity securities held by at least 500 holders and (c) immediately after which no Person or Group (other than the Class A Holders) owns Voting Securities of such surviving parent entity with Votes equal to more than 35 percent of the Voting Power of such surviving parent entity.

  "Subject Shares" shall have the meaning set forth in Section 2.5(c)(i) hereof.

  "Subsidiary" means, with respect to any Person (the "Parent"), any other Person in which the Parent, one or more direct or indirect Subsidiaries of the Parent, or the Parent and one or more of its direct or indirect Subsidiaries
(a) have the ability, through ownership of securities individually or as a group, ordinarily, in the absence of contingencies, to elect a majority of the directors (or individuals performing similar functions) of such other Person, and (b) own more than 50% of the equity interests, provided that Atlas shall be deemed to be a Subsidiary of each of FT and DT.

  "Supervisory Board" means, as the case may be, the board of directors of FT, the Aufsichtsrat of DT, or an analogous body in the case of a Qualified Stock Purchaser or Qualified LD Purchaser.

  "Supplementary Payment" shall have the meaning set forth in Section 7.4(d)(iii) hereof.

  "Surplus Shares" shall have the meaning set forth in Section 7.4(d)(i) hereof.

  "Surplus Shares Sale" shall have the meaning set forth in Section 7.4(d)(i) hereof.

  "Third Party Approval" means any consent, waiver, grant, concession, license, authorization, permit, certificate, exemption, franchise or approval of, registration or filing with, or declaration, report or notice to any Person other than a Governmental Authority.

  "Tie-Breaking Vote" shall have the meaning set forth in Section 18.1(a) of the Joint Venture Agreement and shall include any successor provision thereto.

  "Total Realized Amount" shall have the meaning set forth in Section 7.4(d)(iii) hereof.

  "Trading Day" means, with respect to any security, a day on which the principal national securities exchange on which such security is listed or admitted to trading, or NASDAQ, if such security is listed or admitted to trading thereon, is open for the transaction of business (unless such trading shall have been suspended for the entire day) or, if such security is not listed or admitted to trading on any national securities exchange or NASDAQ, any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

  "Transfer" means any act pursuant to which, directly or indirectly, the ownership of the assets or securities in question is sold, transferred, conveyed, delivered or otherwise disposed, but shall not include (a) any grant of Liens, (b) any conversion or exchange of any security of the Company pursuant to a merger or other business combination involving the Company, (c) any transfer of ownership of assets to the surviving entity in a Strategic Merger, or pursuant to any other merger or other business combination not prohibited by the Class A Provisions, or (d) any foreclosure or other execution upon any of the assets of the Company or any of its Subsidiaries other than foreclosures resulting from Lien Transfers.

  "Transfer Restrictions" means those restrictions on Transfer of Shares set forth in Sections 2.2, 2.3 and 2.5 hereof.

  "Transferring Stockholder" shall have the meaning set forth in Section 2.4 hereof.

  "Treaty Benefit" means:

    (a) the 5% rate of dividend withholding (or any successor rate applicable to non-portfolio investments);

    (b) the exemption from income tax with respect to dividends paid or profits distributed by the Company;

    (c) the exemption from income tax with respect to gains or profits derived from the sale, exchange, or disposal of stock in the Company; or

    (d) the exemption from taxes on capital with respect to stock in the Company;

  under, in the case of (a), (b), (c) and (d) above, either (i) the relevant income tax treaty between the United States and France, in the case of FT, and the United States and Germany, in the case of DT, or (ii) any provisions of French statutory law, in the case of FT, or German statutory law, in the case of DT, which refers to, or is based on or derived from, any provision of such treaty, or

    (e) any other favorable treaty benefit or statutory benefit, that specifically requires the ownership of a certain amount of voting power or voting interest in the Company, under a provision of the relevant income tax treaty between the United States and France or the statutory laws of France, in the case of FT, or the relevant income tax treaty between the United States and Germany or the statutory laws of Germany, in the case of DT, provided that the chief tax officer of FT or DT certifies that such benefit is reasonably expected to provide to FT or DT, as the case may be, combined tax savings in the year such certification is made and in future years of at least U.S. $15 million.

  "Triple Play Activities" means (a) the ownership of any equity or other interests in MajorCo, L.P. or any of its successors or Affiliates; the enforcement or performance of any of the rights or obligations of the Company or any Subsidiary of the Company pursuant to the Agreement of Limited Partnership of MajorCo, L.P. or any other agreement or arrangement contemplated thereby, except to the extent relating to the provision of services by the Company as the long distance telecommunications provider to MajorCo, L.P.; or any activities or services of MajorCo, L.P. or any of its successors or Affiliates; (b) the ownership of any equity or other interests in any Teleport Entity (as that term is defined in the Contribution Agreement (the "Contribution Agreement"), dated as of March 28, 1995, by and among TCI Network Services, Comcast Telephony Services, Cox Telephony Partnership, MajorCo, L.P. and NewTelco, L.P.); or any activities or services of any Teleport Entity or any of their respective successors or Affiliates; and (c) the ownership of any equity or other interests in PhillieCo, L.P., or any of its successors or Affiliates; the enforcement or performance of any of the rights or obligations of the Company or any Subsidiary of the Company pursuant to the Amended and Restated Agreement of Limited Partnership of PhillieCo, L.P., dated as of February 17, 1995, or any other agreement or arrangement contemplated thereby, except to the extent relating to the provision of services by the Company as the long distance telecommunications provider to PhillieCo, L.P.; or any activities or services of PhillieCo, L.P. or any of its successors or Affiliates.

  "Unrelated Party Sale" shall have the meaning set forth in Section 9.1 hereof.

  "Venture Interests" shall have the meaning set forth in the Joint Venture Agreement.

  "Vote" means, with respect to any entity, the ability to cast a vote at a stockholders', members' or comparable meeting of such entity with respect to the election of directors, managers or other members of such entity's governing body, or the ability to cast a general partnership or comparable vote, provided that with respect to the Company only, the term "Vote" means the ability to exercise general voting power (as opposed to the exercise of special voting or disapproval rights such as those set forth in the Class A

Provisions) with respect to matters other than the election of directors at a meeting of the stockholders of the Company.

  "Voting Power" means, with respect to any entity as at any date, the aggregate number of Votes outstanding as at such date in respect of such entity.

  "Voting Securities" means, with respect to an entity, any capital stock or debt securities of such entity if the holders thereof are ordinarily, in the absence of contingencies, entitled to a Vote, even though the right to such Vote has been suspended by the happening of such a contingency, and in the case of the Company, shall include, without limitation, the Common Stock and the Class A Stock, but shall not include any shares issued pursuant to the Rights Agreement to the extent such issuance is caused by action of a Class A Holder.

  "Weighted Average Price" means the weighted average per unit price paid by the purchasers of any capital stock, debt instrument or security of the Company. In determining the price of shares of Common Stock or Class A Common Stock issued upon the conversion or exchange of securities or issued upon the exercise of options, warrants or other rights, the consideration for such shares shall be deemed to include the price paid to purchase the convertible security or the warrant, option or other right, plus any additional consideration paid upon conversion or exercise. If any portion of the price paid is not cash, the Independent Directors (acting by majority vote) shall determine in good faith the Fair Market Value of such non-cash consideration. If any new shares of Common Stock are issued together with other shares or securities or distributions of other assets of the Company for consideration which covers both the new shares and such other shares, securities or other assets, the portion of such consideration allocable to such new shares shall be determined in good faith by the Independent Directors (acting by majority vote), in each case as certified in a resolution sent to all Class A Holders.

  "Wholly-Owned Subsidiaries" means companies or other business organizations all of the outstanding Voting Securities of which are owned, directly or indirectly, by either or both of FT and DT, other than any de minimis ownership required by Applicable Law.

  "Windfall Benefit" shall have the meaning set forth in Section 9.2 hereof.

                                   ARTICLE II

                       RESTRICTIONS ON TRANSFER OF SHARES

  Section 2.1. General Transfer Restrictions. The right of Class A Holders to Transfer any Shares is restricted as provided in Article II of this Agreement, and no Transfer of Shares by any Class A Holder may be effected except in compliance with this Article II. Any attempted or actual Transfer by a Class A Holder of Shares in violation of this Agreement shall be of no effect and null and void and shall not be recorded on the stock transfer books of the Company.

  Section 2.2. Transfers to Qualified Subsidiaries. Subject in each case to compliance with Applicable Law and the receipt of any necessary material Governmental Approvals, a Class A Holder may without restriction Transfer Shares to Qualified Subsidiaries or FT or DT (each, for the purposes of this Section 2.2, a "Transferee") in accordance with this Section 2.2, provided that, in the case of each Transfer to a Qualified Subsidiary, each Class A Holder having an equity interest in such Qualified Subsidiary shall (a) be liable for the performance by such Qualified Subsidiary of its obligations under this Agreement and any Other Investment Documents to which such Qualified Subsidiary is or becomes a party, (b) act as agent for such Qualified Subsidiary in connection with the receipt or giving of any and all notices or approvals under this Agreement and any such Other Investment Documents and (c) not cause or permit any such Subsidiary to lose its status as a Qualified Subsidiary at any time when such Subsidiary owns Shares. At least ten days prior to any proposed Transfer to a Transferee, the transferring Class A Holder shall notify the Company of its intent to make such Transfer, such notice to state the name and address of the Transferee (and the identity of the shareholders of such Transferee and the relationship of the Transferee to the transferring Class A Holder), the proposed date of such Transfer, the number and class of Shares to be Transferred and the proposed terms of such Transfer. Any Transfer made pursuant to this Section 2.2 shall be effective only if the Transferee shall agree in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument of assumption substantially in the form of Exhibit B hereto and such Transferee thereby shall become a party to this Agreement.

  Section 2.3. Other Transfers Prior to the Fifth Anniversary. Until the fifth anniversary of the Initial Issuance Date, Shares shall not be Transferred by a Class A Holder except as provided in Section 2.2.

  Section 2.4. Other Transfers. After Section 2.3 hereof shall no longer apply or shall be terminated pursuant to Section 2.6, but subject to the Company's rights under Section 2.5, each Class A Holder may Transfer Shares (each such Class A Holder being a "Transferring Stockholder") without restriction, provided that, with respect to any such Transfer:

    (a) a Transfer in a single transaction or a series of related transactions of Shares may be made to a Person or Group (other than a Qualified Subsidiary or Subsidiaries or FT or DT) that Beneficially Owns Voting Securities with a number of Votes representing greater than five percent of the Voting Power of the Company immediately following such Transfer or Transfers only in connection with a Public Offering in which:

      (i) the Transferring Stockholder does not, to the best of its knowledge, Transfer a number of Shares representing more than two percent of the Voting Power of the Company to a Person or Group that, prior to such Transfer, Beneficially Owned Voting Securities entitled to a number of Votes representing three percent or more of the Voting Power of the Company;

      (ii) the Transferring Stockholder does not, to the best of its knowledge, Transfer in a single transaction or a series of related transactions to a Person or Group a number of Shares representing more than five percent of the Voting Power of the Company; and

      (iii) the Transferring Stockholder does not, to the best of its knowledge, Transfer in a single transaction or series of related transactions Shares to a Person or Group that is required under Section 13(d) of the Exchange Act to file a Schedule 13D with respect to the Company (a "Schedule 13D Filer") or, as a result of such Transfer, will become a Schedule 13D Filer, provided that such Transferring Stockholder shall have notified the managing or coordinating underwriter or underwriters participating in such Public Offering of the restrictions set forth in clauses (i), (ii) and
  (iii) and provided, further, that, in determining the best knowledge of a Transferring Stockholder, such holder may rely on written certification received from such managing or coordinating underwriters or from purchasers of shares in such Public Offering, unless such holder has actual knowledge to the contrary; and

    (b) the restrictions contained in Section 2.4(a) shall continue until such time as the sum of (A) the aggregate Committed Percentage of the Class A Holders, and (B) the percentage of Voting Power of the Company represented by Voting Securities which the Class A Holders have the right to commit to purchase pursuant to Sections 7.3 and 7.8 and Articles V and VI of this Agreement and Article II of the Investment Agreement, falls below three and one-half percent for more than 150 consecutive days after the rights to commit to purchase provided in Article V have expired.

    (c) For so long as the sum of (i) the aggregate Committed Percentage of the Class A Holders, and (ii) the percentage of Voting Power of the Company which the Class A Holders have the right to commit to purchase pursuant to Sections 7.3 and 7.8 and Articles V and VI of this Agreement and Article II of the Investment Agreement is greater than five percent, but less than nine percent (if the events described in clause (ii) of Section 2.6(e) shall have occurred) or ten percent (if the events described in clause (i) of Section 2.6(e) shall have occurred), no Class A Holder or Holders may Transfer Shares representing in excess of one percent of the outstanding Voting Power of the Company to any one Person or Group in any transaction or series of related transactions, except in connection with a Public Offering as provided in Section 2.4(a), or Transfer Shares other than in a Public Offering to any Major Competitor of the Company.

  Section 2.5. Company Rights to Purchase. (a) If a Transferring Stockholder proposes to Transfer Shares in a Public Offering or in Brokers Transactions, such Transferring Stockholder shall first deliver written notice (the "Public Sale Notice") to the Company of such Transferring Stockholder's desire to effect such Transfer setting forth in reasonable detail (i) the number and class of Shares to be sold (the "Offered Shares"), (ii) the Market Price per share (or, if Class A Preference Stock is proposed to be Transferred, per number of Class A Conversion Shares related to the shares of Class A Preference Stock in question) on the date of the Public Sale Notice (the "First Offer Price"), (iii) the Planned Date of such Transfer, and (iv) any other material proposed terms of the Transfer. Upon receipt of the Public Sale Notice, the Company shall have the right to purchase all, but not less than all, of the Offered Shares at the First Offer Price, as adjusted to comply with the requirements of Article IX, such right to be exercised within ten Business Days following delivery of the Public Sale Notice to the Company (the "First Notice Period"). The Public Sale Notice shall constitute an offer to the Company (or its assignee, as provided below), which shall be irrevocable during the First Notice Period, to sell to the Company or its assignee the Offered Shares upon the terms provided in this Section 2.5(a) and the Public Sale Notice. The Company shall exercise such right to purchase by delivering written notice to such Transferring Stockholder at any time during the First Notice Period setting forth its irrevocable commitment to purchase such Offered Shares subject to receipt of any required material Third Party Approvals or Governmental Approvals (the same to be specified in reasonable detail in such notice), compliance with Applicable Law and the absence of any injunction or similar legal order preventing such transaction, provided that the Company shall not be permitted to deliver such notice (and accordingly may not purchase the Offered Shares) unless a majority of the Continuing Directors shall have first approved (unless such approval is not required under Section 11.13), at a meeting of Directors at which at least seven Continuing Directors are present, such purchase of the Offered Shares. The Company may assign its rights to purchase the Offered Shares under this Section 2.5(a) to any Person who is not a Major Competitor of FT or DT or of the Joint Venture. If the Company does not exercise such right, or the Company or its assignee does not close the purchase of the Offered Shares within the time periods provided in Section 2.5(d), such Transferring Stockholder may, to the extent not otherwise prohibited under this
Article II, sell the Offered Shares, subject to compliance with Applicable Law and receipt of any required material Third Party Approvals or Governmental Approvals (x) in the case of a Public Offering, subject to subsection (b) of this Section 2.5, or (y) in the case of Brokers' Transactions within 45 days after the end of the First Notice Period or 45 days after the applicable date provided in Section 2.5(d) if the Company has exercised its rights under this
Section 2.5(a) and the Company or its assignee has failed to close the purchase of the Offered Shares within the time periods provided in Section 2.5(d). Any Offered Shares to have been sold in Brokers' Transactions that continue to be held by the Transferring Stockholder following the expiration of such period shall again be subject to the provisions of this Article II.

  (b) If a Transferring Stockholder proposes to Transfer Shares in a Public Offering, on the seventh Business Day prior to the Planned Date, such Transferring Stockholder shall deliver to the Company a written offer (the "Second Offer") to sell to the Company the Offered Shares at the Market Price per share (or per number of Class A Conversion Shares related to each Class A Preference Share, as the case may be), as adjusted to comply with the requirements of Article IX, of the Common Stock on the Business Day immediately preceding such seventh Business Day (such Market Price, the "Second Offer Price"), provided that no Second Offer need be made if the Second Offer Price would be more than 90 percent of the First Offer Price and provided, further, that, prior to making a Second Offer, any Transferring Stockholder may, in its complete discretion, change the Planned Date to a date not later than 120 days after the original Planned Date. The Company shall have 24 hours (the "Second Notice Period") in which to deliver to such Transferring Stockholder written notice of its decision to accept the Second Offer (a "Buy Notice"), provided that the Company shall not be permitted to deliver such Buy Notice (and accordingly may not purchase the Offered Shares) unless a majority of the Continuing Directors shall have first approved (unless such approval is not required under Section 11.13), at a meeting of Directors at which at least seven Continuing Directors are present, such purchase of the Offered Shares. The Second Offer shall constitute an offer to the Company or its assignee, as provided below, which shall be irrevocable during such Second Notice Period, to sell to the Company or its assignee such Offered Shares upon the terms set forth in this Section 2.5(b) and the Second Offer. Delivery of a Buy Notice to such Transferring Stockholder shall constitute an irrevocable commitment on the part of the Company to purchase such Offered Shares upon the terms set forth in this
Section 2.5(b) (subject to the receipt of any required material Third Party Approvals or Governmental Approvals (the same to be specified in reasonable detail in such Buy Notice), compliance with Applicable Law and the absence of any injunction or similar legal order preventing such transaction), and to reimburse such Transferring Stockholder for all of its reasonable out-of-pocket expenses incurred in connection with such Transfer, including the reasonable fees and expenses of its advisors and legal counsel, upon receipt of a certificate of such Transferring Stockholder setting forth in reasonable detail such out-of-pocket expenses. The Company may assign its rights to purchase the Offered Shares under this Section 2.5(b) to any Person who is not a Major Competitor of FT or DT or the Joint Venture. If a Buy Notice is not timely delivered to such Transferring Stockholder, or the Company or its assignee does not close the purchase of the Offered Shares within the applicable time period provided in Section 2.5(d), such Transferring Stockholder shall have no obligation to sell the Offered Shares to the Company, and subject to compliance with Applicable Law and the receipt of any required material Third Party Approvals or Governmental Approvals, may, to the extent not otherwise prohibited under this Article II, Transfer the Offered Shares at any time prior to 45 days after the Planned Date or the applicable date provided in Section 2.5(d) if the Company has accepted the Second Offer and the Company or its assignee has failed to close the purchase of the Offered Shares within the time period provided in Section 2.5(d), provided that the Transferring Stockholder may delay for a reasonable period its offering beyond such 45th date if it determines in good faith that such a delay is advisable because of marketing considerations or because the registration statement pursuant to which such Offered Shares are registered has not yet been declared effective, provided, further, that, if such offering is delayed for longer than ten Business Days after such 45th date, the Offered Shares shall again be subject to the Company's purchase rights under this paragraph (b) and the obligations of the Class A Holders to make a Second Offer. Any Offered Shares which continue to be held by the Transferring Stockholder following the applicable period shall again be subject to the provisions of this Article II.

  (c) If a Transferring Stockholder proposes to Transfer Shares in a transaction not covered by Section 2.2, 2.5(a) or 2.5(b) and otherwise permitted by this Article II,

    (i) such Transferring Stockholder shall first deliver written notice (a "Private Sale Notice") to the Company stating that such Transferring Stockholder proposes to effect such Transfer, such notice to describe in reasonable detail (x) the number and class of Shares to be Transferred (the "Subject Shares"), (y) a price per share (the "Proposed Price") and (z) other material terms of such Transfer determined by such Transferring Stockholder in its sole discretion (the "Proposed Terms"). Upon receipt of the Private Sale Notice, the Company shall have the right to purchase all, but not less than all, of the Subject Shares at the Proposed Price, as adjusted to comply with the requirements of Article IX, and in accordance with the Proposed Terms for a period of ten Business Days (the "Private Offer Notice Period"). The Private Sale Notice shall constitute an offer to the Company or its assignee, as provided below, which is irrevocable during such Private Offer Notice Period, to sell to the Company or its assignee such Subject Shares upon the terms set forth in this Section 2.5(c)(i) and the Private Sale Notice. The Company may exercise such right by delivering written notice to such Transferring Stockholder at any time during the Private Offer Notice Period setting forth its irrevocable commitment to purchase such Subject Shares at the Proposed Price, as adjusted to comply with the requirements of Article IX, in accordance with the Proposed Terms subject to receipt of any required material Third Party Approvals or Governmental Approvals (the same to be specified in reasonable detail in such notice), compliance with Applicable Law and the absence of any injunction or similar order preventing such transaction, provided that the Company shall not be permitted to deliver such notice (and accordingly may not purchase the Subject Shares) unless a majority of the Continuing Directors shall have first approved (unless such approval is not required under Section 11.13), at a meeting of Directors at which at least seven Continuing Directors are present, such purchase of the Subject Shares. The Company may assign its rights to purchase the Subject Shares under this Section 2.5(c)(i) to any Person who is not a Major Competitor of FT or DT or of the Joint Venture. If the Company fails to exercise such right, or the Company or its assignee does not close the purchase of the Subject Shares within the applicable time period provided in Section 2.5(d), then such Transferring Stockholder, subject to compliance with Applicable Law and receipt of any required material Third Party Approvals or Governmental Approvals, may, to the extent not otherwise prohibited under this Article II, sell all of the Subject Shares to any one or more Eligible Purchasers at the Proposed Price (taking into account any adjustments thereto which may have been made to comply with the requirements of Article IX) and in accordance with the Proposed Terms (or at a better price and on terms more favorable to such Transferring Stockholder) within 180 days after delivery of the Private Sale Notice to the Company or 180 days after the applicable date provided in Section 2.5(d) if the Company has exercised its rights under this Section 2.5(c)(i) and the Company or its assignee has failed to close the purchase of the Subject Shares within the time period provided in Section 2.5(d). Any Subject Shares which continue to be held by the Transferring Stockholder following such periods shall again be subject to the provisions of this
  Article II. For purposes of this Section 2.5, the term "Eligible Purchaser" shall mean a Person or Group that would be eligible pursuant to Rule 13d-1(b) under the Exchange Act to file a Schedule 13G with respect to the Company if such Person or Group Beneficially Owned Voting Securities representing five percent or more of the Voting Power of the Company; and

    (ii) if a Transferring Stockholder proposes to Transfer Shares pursuant to a bona fide offer to purchase Shares from a purchaser that is not an Eligible Purchaser (an "Other Purchaser"), prior to such Transferring Stockholder's accepting such offer, such Transferring Stockholder shall first deliver notice thereof (a "Refusal Notice") to the Company and to each other Class A Holder, setting forth in reasonable detail, (w) the number and class of Shares to be Transferred (the "Refusal Shares"), (x) the price per share of such bona fide offer (the "Refusal Price"), (y) the other material terms of such bona fide offer (the "Refusal Terms"), and (z) the identity of the offeror. Upon receipt of such notice, the Company shall have the right to purchase all, but not less than all, of the Refusal Shares upon the Refusal Terms, subject to receipt of any required material Third Party Approvals or Governmental Approvals (the same to be specified in reasonable detail in the Company's notice described in this paragraph), compliance with Applicable Law and the absence of any injunction or similar legal order preventing such transaction, at the Refusal Price, as adjusted to comply with the requirements of Article IX. The Refusal Notice shall constitute an offer to the Company or its assignee, as provided below, which is irrevocable during the period described in the next sentence, to sell to the Company or its assignee the Refusal Shares upon the terms set forth in this Section 2.5(c)(ii) and the Refusal Notice. The Company shall have ten Business Days after receipt of such notice in which to exercise such right by delivering written notice stating its irrevocable commitment to so exercise to the Transferring Stockholder, provided that the Company shall not be permitted to deliver such notice (and accordingly may not purchase the Refusal Shares) unless a majority of the Continuing Directors shall have first approved (unless such approval is not required under Section 11.13), at a meeting of Directors at which at least seven Continuing Directors are present, such purchase of the Refusal Shares. The Company may assign its rights to purchase the Refusal Shares under this
  Section 2.5(c)(ii) to any Person who is not a Major Competitor of FT or DT or of the Joint Venture. If the Company fails to exercise such right, or the Company or its assignee does not close the purchase of the Refusal Shares within the applicable time period provided in Section 2.5(d), then such Transferring Stockholder, subject to compliance with Applicable Law and receipt of any required material Third Party Approvals or Governmental Approvals, may, to the extent not otherwise prohibited under this Article II, sell all of the Refusal Shares to the Other Purchaser at the Refusal Price (taking into account any adjustments thereto which may have been made to comply with the requirements of Article IX) and in accordance with the Refusal Terms (or at a better price and upon terms more favorable to such Transferring Stockholder) within 180 days following delivery of such notice to the Company or 180 days after the date provided in Section 2.5(d) if the Company has exercised its rights under this Section 2.5(c)(ii) and the Company or its assignee has failed to close the purchase of the Refusal Shares within the applicable time period provided in Section 2.5(d). Any Refusal Shares which continue to be held by the Transferring Stockholder following such period shall again be subject to the provisions of this Article II.

  (d) The closing of purchases of Shares pursuant to this Section 2.5 shall take place within (i) 45 days in the case of purchases by the Company or an assignee, or (ii) 180 days in the case of purchases by an assignee if all required Governmental Approvals necessary to permit such closing by such assignee have not been obtained within such 45-day period, after the exercise of the Company's right to purchase at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York, at 10:00 a.m., New York time, or at such other date, time or place as the Company and the Transferring Stockholder may otherwise agree.

    (i) At such closing,

      (x) the Transferring Stockholder shall (A) sell, transfer and deliver to the Company or its assignee all of its right, title and interest in and to the Shares to be purchased by the Company or its assignee free and clear of Liens, (B) deliver to the Company or its assignee a certificate or certificates representing such Shares duly endorsed in blank or accompanied by stock transfer powers duly endorsed in blank together with evidence of payment of any applicable stock transfer taxes and (C) deliver to the Company or its assignee an executed written representation of such Transferring Stockholder, in form and substance reasonably satisfactory to the Company or its assignee, representing that (1) such Transferring Stockholder is validly existing and has validly authorized such Transfer, (2) such Transfer does not violate or otherwise conflict with the organizational documents of such Transferring Stockholder or require any material Third Party Approval or Governmental Approval on the part of such Transferring Stockholder which has not yet been obtained and (3) the Transferring Stockholder shall Transfer the Shares to be purchased free and clear of all Liens arising due to the action or inaction of such Transferring Stockholder; and

      (y) the Company or its assignee shall deliver to such Transferring Stockholder an amount (the "Purchase Price") in cash or in cash and securities of the Company, as hereinafter provided, equal to the product of (A) the First Offer Price, the Second Offer Price, the Proposed Price or the Refusal Price, as the case may be, in each case as adjusted to comply with the requirements of Article IX; and (B) the number of Shares to be acquired by the Company or its assignee.

    (ii) Payment of the Purchase Price shall be made as follows:

      (x) If the Purchase Price is less than $200 million, payment of the entire Purchase Price shall be made by wire transfer of immediately available funds to such bank and account as such Transferring
    Stockholder shall designate.

      (y) If the Purchase Price is $200 million or greater, but less than or equal to $500 million, payment of $200 million of the Purchase Price shall be made by wire transfer of immediately available funds to such bank and account as such Transferring Stockholder shall designate, an amount equal to one-half of the difference between the Purchase Price and $200 million (for purposes of this Section 2.5, the "One-Half Quantity") shall be paid in Company Eligible Notes maturing one year from the date of such closing; and an amount equal to the One-Half Quantity shall be paid in Company Eligible Notes maturing two years from the date of such closing. The principal of any such Company Eligible Notes shall be adjusted to comply with the requirements of
    Article IX such that the Transferring Stockholder receives principal in an amount equal to the One-Half Quantity on each of the first and second anniversaries of such closing.

      (z) If the Purchase Price exceeds $500 million, payment of $200 million of the Purchase Price shall be made by wire transfer of immediately available funds to such bank and account as such Transferring Stockholder shall designate, an amount equal to one-third of the difference between the Purchase Price and $200 million (for purposes of this Section 2.5, the "One-Third Quantity") shall be paid in Company Eligible Notes maturing one year from the date of such closing; an amount equal to the One-Third Quantity shall be paid in Company Eligible Notes maturing two years from the date of such closing; and an amount equal to the One-Third Quantity shall be paid in Company Eligible Notes maturing three years from the date of such closing. The principal of any such Company Eligible Notes shall be adjusted to comply with the requirements of Article IX such that the Transferring Stockholder receives principal in an amount equal to the One-Third Quantity on each of the first, second and third anniversaries of such closing.

  Section 2.6. Termination of Transfer Restrictions; Mandatory Redemption of Class A Preference Stock. (a) At any time after the earlier of the Class A Common Issuance Date and the date when the Conversion Price shall have been Fixed, the Transfer Restrictions shall terminate and cease to be of further force and effect hereunder (but the provisions of Section 2.4 shall continue):

    (i) if there is a Corporation Joint Venture Termination;

    (ii) upon the first anniversary of a sale of all of the Venture Interests of the Sprint Parties or the FT/DT Parties pursuant to Section 17.2, 17.3, 17.4, 19.3, 20.6 or 20.11 of the Joint Venture Agreement or upon the first anniversary of the date on which the Joint Venture is otherwise terminated, in each case, other than pursuant to (x) an FT/DT Joint Venture Termination or (y) a Corporation Joint Venture Termination;

    (iii) if the Company has breached in any material respect its obligations under Article III, IV, V, and VI; Section 7.1, 7.4, 7.8, 7.10 or 7.11 of this Agreement; Section 8.8 of the Investment Agreement; Article FIFTH of the Articles (to the extent such Article relates to the rights of the holders of Class A Stock); or the Class A Provisions, provided, that, if the Company so breaches any of these obligations, and such breach is capable of being cured without adversely affecting in any material respect the Class A Holders or their rights hereunder or under the Other Investment Documents (other than as to the timing of the Optional Shares Closing or an Article IV Closing, as the case may be), the Articles or the Bylaws, (x) the date of termination of the Transfer Restrictions shall be delayed for a period of not more than 180 days from the date of such breach, or, in the case of a dispute as to whether such a breach has occurred, for 90 days following the rendering of an order of a court of competent jurisdiction in connection therewith, in either case if during such time the Company is attempting in a diligent manner to cause such breach to be cured and (y) the Transfer Restrictions shall not terminate if such breach is cured within the applicable period;

    (iv) if the Company shall have determined to proceed with a transaction described in Section 4.1 hereof;

    (v) at any time after the Investment Completion Date, if the sum of (x) the aggregate Committed Percentage of the Class A Holders, and (y) the percentage of Voting Power of the Company represented by Voting Securities which the Class A Holders have the right to commit to purchase pursuant to Sections 7.3 and 7.8 and Articles V and VI of this Agreement and Section
  2.5 of the Investment Agreement, falls below (1) ten percent for more than 150 consecutive days, immediately after the issuance of additional Voting Securities of the Company other than pursuant to a Major Issuance; or (2) nine percent, immediately after a Transfer of Shares by Class A Holders, provided that the rights of the Company contained in Sections 2.5(a) and 2.5(b) hereof shall, in either case, continue until the sum of (I) the aggregate Committed Percentage of the Class A Holders, and (II) the percentage of Voting Power of the Company represented by Voting Securities which the Class A Holders have the right to commit to purchase pursuant to Sections 7.3 and 7.8 and Articles V and VI of this Agreement and Article II of the Investment Agreement, falls below five percent;

    (vi) at any time after the Investment Completion Date, if the sum of (x) the aggregate Committed Percentage of the Class A Holders, and (y) the percentage of Voting Power of the Company represented by Voting Securities which the Class A Holders have the right to commit to purchase pursuant to Sections 7.3 and 7.8 and Articles V and VI of this Agreement and Section
  2.5 of the Investment Agreement, falls below ten percent as a result of a Major Issuance and the Class A Holders (1) furnish in writing to the Company a written binding election not to exercise their rights to purchase Class A Common Stock from the Company pursuant to Section 7.8 with respect to such transaction and, for 180 days following the date of such Major Issuance, not to make open market purchases pursuant to Section 7.8 that would result in the Class A Holders having an aggregate Committed Percentage of ten percent or more, or (2) fail to exercise their rights to purchase Class A Common Stock from the Company pursuant to Section 7.8 with respect to such transaction and to exercise their rights to commit to make open market purchases pursuant to
  Section 7.8, within the prescribed time periods;

    (vii) if a Person other than a Class A Holder shall acquire a Percentage Ownership Interest greater than 20 percent or there is a Change of Control within the meaning of clause (b) of such definition;

    (viii) unless all of the outstanding shares of Class A Common Stock have been converted into shares of Common Stock, the Fundamental Rights as to all outstanding shares of Class A Preference Stock have terminated, or the rights of the Class A Holders under Section 4 of the Class A Provisions are suspended pursuant to clauses (ii) or (iii) of Section 7(b) of the Class A Provisions, if, between the second and fifth anniversaries of the Initial Issuance Date, the Company or any of its Subsidiaries, as the case may be, shall take or engage in, directly or indirectly, any of the actions described in Section 4(a)(i), 4(a)(ii), 4(a)(iii) or 4(a)(iv) of the Class A Provisions, notwithstanding a written notice signed by FT and DT expressing disapproval thereof delivered to the Company within 30 days of delivery of the notice from the Company relating thereto as provided in
  Section 2.7; or

    (ix) if the Class A Holders elect to be released from the Transfer Restrictions pursuant to Section 7.8(a) hereof.

  (b) While shares of Class A Preference Stock are outstanding, but prior to the time the Conversion Price shall have been Fixed,

    (i) if the event described in Section 2.6(a)(iii) shall occur, the Class A Holders may make the election provided in Section 7(n)(i) of the Class A Provisions.

    (ii) if the event described in Section 2.6(a)(iv) shall occur, the Class A Holders may make the election provided in Section 7(f)(ii)(y)(B) of the Class A Provisions.

    (iii) if any of the events described in Section 2.6(a) (other than clauses (iii) or (iv) thereof) shall occur, the Class A Holders may make the election provided in Section 7(n)(ii) of the Class A Provisions.

  (c) If the Company fails to redeem all of the outstanding shares of Class A Preference Stock when required pursuant to Section 3(c), 7(f) or 7(n) of the Class A Provisions, in addition to whatever other rights and remedies the Class A Holders may have, hereunder or otherwise, such Shares may be transferred without any restriction provided for in this Article II other than the restrictions set forth in Section 2.4 hereof, and in accordance with Section 7(o) of the Class A Provisions.

  (d) The Transfer Restrictions shall cease to be of further force and effect as provided in Section 7(f) and 7(n) of the Class A Provisions.

  Section 2.7. Notice of Certain Actions. Unless all of the outstanding shares of Class A Common Stock have been converted into shares of Common Stock, the Fundamental Rights have terminated as to all outstanding shares of Class A Preference Stock, or the rights of the Class A Holders under Section 4 of the Class A Provisions are suspended pursuant to clause (ii) or (iii) of Section 7(b) of the Class A Provisions, for a period of three years following the date which is two years after the Initial Issuance Date, at least 40 days prior to
(a) the Company or any of its Subsidiaries taking or engaging in, directly or indirectly, any of the actions described in Sections 4(a)(i) and 4(a)(ii) of the Class A Provisions, or (b) the Company taking or engaging in, directly or indirectly, any of the transactions described in Sections 4(a)(iii) and 4(a)(iv) of the Class A Provisions, the Company shall provide each Class A Holder with notice of such proposed transaction.

  Section 2.8. Restrictive Legends. (a) A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company. Upon original issuance thereof and until such time as the same is no longer required hereunder or under Applicable Law, any certificate issued representing any of the shares of Class A Stock or any other Shares held by the Class A Holders (including, without limitation, all certificates issued upon Transfer or in exchange thereof or substitution therefor) shall bear the following restrictive legend:

  THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF ("TRANSFERRED") UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS SUCH TRANSFER IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT.

  THE TRANSFER OF THE SHARES EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO THE RESTRICTIONS ON TRANSFER PROVIDED FOR IN THE STOCKHOLDERS' AGREEMENT, DATED
           , 1995, AMONG SPRINT CORPORATION, FRANCE TELECOM AND DEUTSCHE TELEKOM AG, AS FROM TIME TO TIME IN EFFECT, A COPY OF WHICH IS ON FILE AT THE EXECUTIVE OFFICES OF SPRINT CORPORATION AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF SUCH SHARES UPON WRITTEN REQUEST TO SPRINT CORPORATION. NO SUCH TRANSFER WILL BE EFFECTIVE UNLESS AND UNTIL THE TERMS AND CONDITIONS OF SUCH STOCKHOLDERS' AGREEMENT HAVE BEEN COMPLIED WITH IN FULL AND NO PERSON MAY REQUEST SPRINT CORPORATION TO RECORD THE TRANSFER OF ANY SHARES IF SUCH TRANSFER IS IN VIOLATION OF SUCH STOCKHOLDERS' AGREEMENT.

  THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON VOTING PROVIDED FOR IN THE STOCKHOLDERS' AGREEMENT AND NO VOTE OF SUCH SHARES THAT CONTRAVENES SUCH AGREEMENT SHALL BE EFFECTIVE.

  (b) The certificates representing Shares owned by the Class A Holders (including, without limitation, all certificates issued upon Transfer or in exchange thereof or substitution therefor) shall also bear any legend required under any other Applicable Laws, including state securities or blue sky laws.

  (c) The Company may make a notation on its records or give instructions to any transfer agents or registrars for the Shares owned by the Class A Holders in order to implement the restrictions on Transfer set forth in this Article II.

  (d) FT and DT shall submit all certificates representing Shares held by FT, DT or any of their respective Affiliates, and shall use commercially reasonable efforts to cause all other Class A Holders to submit all such certificates, to the Company so that the legend or legends required by this Section 2.8 may be placed thereon.

  (e) The Company shall not incur any liability for any delay in recognizing any Transfer of Shares if the Company in good faith reasonably believes that such Transfer may have been or would be in violation of the provisions of Applicable Law or this Agreement.

  (f) After such time any of the legends described in this Section 2.8 are no longer required on any certificate or certificates representing Shares owned by the Class A Holders, upon the request of FT or DT or such other Class A Holder the Company will cause such certificate or certificates to be exchanged for a certificate or certificates that do not bear such legend.

  (g) No Class A Holder may pledge Shares except to a Person that is a bona fide financial institution. Prior to the consummation of a pledge of Shares by a Class A Holder, such Class A Holder shall deliver, or shall cause such prospective pledgee to deliver, an acknowledgment that such pledgee has examined the legend set forth in Section 2.8(a) and understands and agrees that any rights it has with respect to the Shares are subject to those of the Company set forth in this Agreement, including agreeing that (i) no foreclosure on such Shares shall be effected except as permitted by, and in accordance with, the terms of this Agreement, and (ii) under no circumstances shall such pledgee be entitled to exercise voting rights, consent rights or disapproval rights with respect to such Shares, except for the right to vote as a holder of shares of Common Stock if such pledgee owns such Shares after a foreclosure conducted in accordance with the terms hereof.

  Section 2.9. Reorganization, Reclassification, Merger, Consolidation or Disposition of Shares. The pro-visions of this Article II shall apply, to the fullest extent set forth herein, with respect to the Shares and to any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise), or any other securities of such entity which have, or which may be converted or exercised to acquire securities which will have, a Vote, that in each case may be issued in respect of, in exchange for, or in substitution of such Shares, including, without limitation, in connection with any stock dividends, splits, reverse splits, combinations, reclassifications, recapitalizations, mergers, consolidations and the like occurring after the date hereof.

  Section 2.10. Strategic Mergers; Business Combinations; Company Tender for Shares. Notwithstanding anything in this Article II to the contrary, the restrictions on Transfer set forth in this Article II (not including Section 2.9) shall not apply to any conversion or exchange of Shares in connection with a Strategic Merger or any other merger or other business combination not prohibited by the Class A Provisions or a Transfer into a tender offer made by the Company for Shares.

  Section 2.11. Effect of Proposed Redemption. Following the third anniversary of the Investment Completion Date, the Company shall, prior to redeeming any Shares pursuant to Section 2 of that portion of ARTICLE SIXTH of the Articles entitled "GENERAL PROVISIONS RELATING TO ALL STOCK," provide the Class A Holders with notice of its intention to so redeem such Shares, which notice shall set forth the number of such Shares held by the Class A Holders which are proposed to be redeemed. For a period of 120 days thereafter (as extended day for day for each day that such sales are actually delayed during such time period because (i) the Shares proposed to be redeemed cannot be sold due to the anti-fraud rules of the U.S. securities laws, or (ii) the Company has delayed a proposed registration of such Shares in accordance with Section 1.4 of the Registration Rights Agreement), the Class A Holders shall be entitled, on a pro rata basis in accordance with their respective Committed Percentages, to sell free of the restrictions on Transfer set forth in Section 2.3 hereof (but subject to the provisions of Sections 2.4 and 2.5 hereof) that number of Shares in the aggregate which the Company has proposed to redeem from the Class A Holders. Notwithstanding the foregoing, the Company may elect to redeem Shares held by the Class A Holders during such 120-day period (as so extended) by paying to the Class A Holders the Market Price (as defined in Section 2 of that portion of ARTICLE SIXTH of the Articles entitled "GENERAL PROVISIONS RELATING TO ALL STOCK") (which if the Company has so elected to redeem during such 120-day period (as so extended) shall be modified in accordance with Article IX).

                                  ARTICLE III

           PROVISIONS CONCERNING DISPOSITION OF LONG DISTANCE ASSETS

  Section 3.1. Offers to FT and DT. (a) Subject to Section 3.5 of this Agreement, (i) after the first to occur of (x) the fifth anniversary of the date of this Agreement and (y) such time as (I) legislation shall have been enacted repealing Section 310, (II) an FCC Order shall have been issued or
(III) outside counsel to the Company with a nationally-recognized expertise in telecommunications regulatory matters delivers to each of FT and DT a legal opinion in form and substance reasonably satisfactory to each of FT and DT to the effect that Section 310 does not prohibit FT or DT from owning the Long Distance Assets proposed to be Transferred by the Company, and prior to the earliest to occur of (x) the tenth anniversary of the date of this Agreement,
(y) the delivery by FT, DT or any of their Affiliates (or a Permitted Designee (as such term is defined in the Joint Venture Agreement)) of a notice pursuant to Section 17.2(b) of the Joint Venture Agreement indicating the agreement to purchase all of the Sprint Venture Interests (as such term is defined in the Joint Venture Agreement) following an offer by the Company or Sprint Sub pursuant to Section 17.2(a) of the Joint Venture Agreement, and (z) the delivery by the Company and/or Sprint Sub of a notice pursuant to Section 17.3(a) of the Joint Venture Agreement exercising the put right to sell all of their Sprint Venture Interests (as such term is defined in the Joint Venture Agreement) to FT, DT and Atlas (or a Permitted Designee (as such term is defined in the Joint Venture Agreement)), or (ii) during any time in which the rights provided to the Class A Holders under Section 4(b) of the Class A Provisions would be in effect but for the fact that they have been suspended pursuant to Sections 7(b)(ii) or (iii) of the Class A Provisions (each such period described in clause (i) and clause (ii) being a "Restricted Period"), and subject to the right of first offer in favor of FT and DT set forth in Section 3.1(c) hereof, if the Company or any of its Subsidiaries proposes to Transfer (except in a Lien Transfer, an Exempt Long Distance Asset Divestiture or in a sale of all or substantially all of the Company's assets), in a transaction or a series of related transactions, Long Distance Assets with the effect that the Company and its Subsidiaries would no longer own 51 percent or more of the Fair Market Value of the Long Distance Assets owned by them prior thereto (calculated as at the date the Company or such Subsidiary enters into a definitive agreement to effect such Transfer), then the Company must deliver an LD Sale Notice in which it offers to sell at least 51 percent of the Fair Market Value of the Long Distance Assets (calculated as of such date) (and any liabilities to be assumed by the transferee in connection therewith) to FT and DT, in the manner provided in Section 3.1(c), provided that the Company shall not be permitted to deliver such LD Sale Notice (and accordingly may not proceed with such Transfer) unless a majority of the Continuing Directors shall have first approved (unless such approval is not required pursuant to Section 11.13), at a meeting of Directors at which at least seven Continuing Directors are present, a Transfer to FT and DT of the Specified Long Distance Assets at the price and upon the terms and conditions set forth in the LD Sale Notice.

  (b) Subject to Section 3.5 of this Agreement, during a Restricted Period, the Company and its Subsidiaries shall not undertake a Lien Transfer unless each creditor or other party which is the beneficiary of any Lien relating to such Lien Transfer (a "Lien Creditor") and the Company execute a legally binding instrument in favor of each of FT and DT in form and substance reasonably satisfactory to each of FT and DT providing that at least 45 days prior to any foreclosure or other execution upon the Long Distance Assets subject to such Lien, such Lien Creditor and the Company shall provide each of FT and DT with notice of such foreclosure or other execution, such notice to constitute an exclusive and, subject to Section 3.2, irrevocable offer (i) for the Company to sell to FT and DT all of such Long Distance Assets at a price equal to the Fair Market Value of such assets, free and clear of any Lien relating to such Lien Transfer, and upon other customary terms and conditions, or (ii) at FT's and DT's option, to permit FT and/or DT to pay to such Lien Creditor all amounts due to it which are secured by such Lien, in which case (x) such Lien Creditor shall release such Lien, (y) FT and DT shall be subrogated to the claims of the Lien Creditor against the Company and shall have all rights of such Lien Creditor against the Company and in respect of such Lien, and (z) the Company shall grant, and take all action necessary to perfect, a Lien in favor of FT and DT in the Long Distance Assets subject to such Lien Transfer, securing the Company's obligations subrogated to FT and DT, provided that the Company shall not be permitted to undertake any such Lien Transfer unless a majority of the Continuing Directors shall have first approved (unless such approval is not required under Section 11.13), at a meeting of Directors at which at least seven Continuing Directors are present, each of the documents and transactions contemplated by this sentence. FT and DT may exercise their rights hereunder by delivering a notice to the Company at any time prior to any such foreclosure or execution, setting forth which right it wishes to exercise. If FT and DT exercise their rights under clause (i) of the preceding sentence, the provisions of Sections 3.2 and 3.4 of this Agreement shall apply mutatis mutandis. For purposes of this Section 3.1(b), the Fair Market Value of any Long Distance Assets shall be the value of such assets, without regard to the effect of the Liens constituting the Lien Transfer in question, but considering all other Liens on such assets and any other relevant factors, as determined by an investment banking or appraisal firm of internationally recognized standing reasonably satisfactory to the Company and FT and DT, the cost of which shall be borne by the Company.

  (c) Subject to Section 3.5 of this Agreement, during a Restricted Period, if the Company or any of its Subsidiaries shall propose to Transfer (other than in a Lien Transfer, an Exempt Long Distance Asset Divestiture or in a sale of all or substantially all of the Company's assets), in a transaction or a series of related transactions, Long Distance Assets with a Fair Market Value (calculated as at the date the Company or such Subsidiary enters into a definitive agreement to effect such Transfer) that, when aggregated with the Fair Market Value of all Long Distance Assets previously so Transferred after the date of the Investment Agreement (calculated in each case as of the date the Company or such Subsidiary entered into a definitive agreement to Transfer such Long Distance Assets), equals or exceeds 30 percent of the Fair Market Value of the Long Distance Assets of the Company and its Subsidiaries taken as a whole (calculated as at the date the Company or such Subsidiary enters into a definitive agreement to effect such Transfer), the Company shall first deliver written notice (the "LD Sale Notice") to each of FT and DT stating that the Company proposes to effect such a Transfer and setting forth in reasonable detail (i) the Long Distance Assets proposed to be Transferred (the "Specified Long Distance Assets"), (ii) the price which the Company expects to receive for such assets and (iii) the other material terms and conditions of Transfer (including the assumption of liabilities, if any, by the transferee in connection therewith), provided that the Company shall not be permitted to deliver such LD Sale Notice (and accordingly may not proceed with such Transfer) unless a majority of the Continuing Directors shall have first approved (unless such approval is not required pursuant to Section 11.13), at a meeting of Directors at which at least seven Continuing Directors are present, a Transfer to FT and DT of the Specified Long Distance Assets at the price and upon the terms and conditions set forth in the LD Sale Notice. The Company shall be entitled to effect such proposed Transfer on terms no less favorable to the Company than as set forth in the LD Sale Notice unless within 30 days of the delivery of the LD Sale Notice to FT and DT, both FT and DT notify the Company in writing of their disapproval of such Transfer.

  (d) Upon receipt of notice to the Company that both FT and DT have disapproved of such Transfer (an "LD Disapproval Notice"), unless the Company abandons the proposed Transfer and notifies each of FT and DT of such abandonment within thirty Business Days of delivery of an LD Disapproval Notice (in which case the provisions of this Article III shall apply to any subsequent Transfer of the Specified Long Distance Assets), FT and DT, or a Qualified LD Purchaser (in the case of an assignment pursuant to Section 3.2) shall have the exclusive and, subject to Section 3.2, irrevocable right to purchase all, but not less than all, of the Specified Long Distance Assets at the price and upon the terms and conditions (including the assumption of liabilities, if any, by the transferee in connection therewith) set forth in the LD Sale Notice. FT and DT, or a Qualified LD Purchaser (in case of an assignment pursuant to Section 3.2), may exercise the right described in this Section 3.1(d) by delivering notice to the Company setting forth their irrevocable binding commitment to purchase the Specified Long Distance Assets at the price and on the terms and conditions set forth in the LD Sale Notice, subject to compliance with Applicable Laws and the receipt of all required material Third Party Approvals and Governmental Approvals. Such notice must be delivered within 90 days after the date of receipt of the LD Sale Notice, such period to be extended to the earlier to occur of (i) five Business Days following the latest to occur of the next regularly scheduled meetings of the Supervisory Boards of FT, DT and any Qualified LD Purchaser (in case of such an assignment), and (ii) 150 days following the date of receipt of the LD Sale Notice described above (such period, the "LD Option Period").

  Section 3.2. Assignment of Rights. At any time during the LD Option Period, upon 45 days' notice (an "Assignment Notice") to the Company, FT and DT may assign the rights described in Section 3.1(c) to one or more Qualified LD Purchasers, provided that FT and DT shall disclose to the Company the identity of each Qualified LD Purchaser and such other relevant information regarding each such Qualified LD Purchaser as the Company may reasonably request prior to assignment of such right. The Company, in its sole discretion, may abandon any Transfer described in its LD Sale Notice delivered pursuant to Section 3.1(c) upon notice to each of FT and DT within 15 days after delivery of an Assignment Notice, in which case the rights described in Sections 3.1(c) and (d) shall automatically be rescinded and of no effect notwithstanding FT's and DT's acceptance thereof, but in such event the Company may not thereafter sell the Specified Long Distance Assets to such Qualified LD Purchaser and may not offer to engage in a transaction involving Long Distance Assets substantially identical to the Specified Long Distance Assets for a period of one year following such abandonment. Any such subsequent transaction within a Restricted Period shall be subject to this Article III.

  Section 3.3. Timing of Disposition. If FT and DT fail to exercise the rights described in Sections 3.1(c) and (d), the Company may proceed to Transfer the Specified Long Distance Assets, provided that it enters into a legally binding agreement, subject to standard terms and conditions for a purchase contract for assets of the type to be Transferred, to Transfer the Specified Long Distance Assets upon terms no less favorable to the Company than those described in the LD Sale Notice delivered pursuant to Section 3.1 within 150 days after the end of the LD Option Period. If the Company does not obtain such a binding agreement within such time (or if it abandons such Transfer pursuant to Section 3.2), the Company may not engage in a transaction involving substantially identical Long Distance Assets for one year from the date of the LD Sale Notice. Any such subsequent transaction within a Restricted Period shall be subject to this Article III.

  Section 3.4. Method of Purchase. If FT and DT, or a Qualified LD Purchaser, as the case may be, exercise the right provided in Section 3.1, the closing of the purchase of the Specified Long Distance Assets shall take place within 90 days after the date of exercise of such option, at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York, at 10:00 a.m., New York time, or at such other date, time or place as the Company and FT and DT, or the Qualified LD Purchaser, as the case may be, may agree, subject to the receipt of all necessary material Governmental Approvals, material Third Party Approvals and, if required by Applicable Law, approval of the stockholders of the Company. At such closing, the Company shall deliver to FT and DT, or the Qualified LD Purchaser, as the case may be, bills of sale, assignments, endorsements, releases and such other documents and instruments as may be necessary, or, as determined by counsel to FT and DT, or the Qualified LD Purchaser, as the case may be, appropriate, to convey and vest in the buyer, title to each of the Specified Long Distance Assets to the extent, and in conformity with the terms of such sale, each as specified in the LD Sale Notice. Simultaneously therewith, FT and DT, or the Qualified LD Purchaser, as the case may be, shall deliver to the Company, by wire transfer of immediately available funds to such bank and account as the Company may designate, a cash amount equal to the purchase price of the Specified Long Distance Assets, as set forth in the Company's LD Sale Notice delivered pursuant to Section 3.1(b). In addition to any other obligations which FT and DT may have at such closing, if a Qualified LD Purchaser is to purchase Specified Long Distance Assets at such closing, FT and DT shall certify to the Company that such Qualified LD Purchaser meets the qualifications set forth in this Agreement for being a Qualified LD Purchaser as of the date of such closing. If, notwithstanding the relevant parties' reasonable efforts, the required approvals described in this
Section 3.4 have not been received or the parties have not waived the requirement for any such approvals at the time the closing is scheduled to occur hereunder, the closing shall be postponed up to 180 days following the date of such originally scheduled closing or such other time as the parties to such transaction may agree. If by such time all such approvals have not been obtained or the requirement for any such approvals waived by the parties to such transaction, the rights of FT, DT and any Qualified LD Purchaser to purchase such Specified Long Distance Assets shall terminate and the Company shall be entitled to proceed with the proposed Transfer of such assets on the terms set forth in the LD Sale Notice.

  Section 3.5. Termination of Rights. Unless earlier terminated pursuant to
Article VIII(b) hereof, the rights provided in this Article III and Section
7.15 hereof shall terminate, and cease to be of any further force or effect,
(a) upon the termination of the Fundamental Rights as to all outstanding shares of Class A Preference Stock or upon the conversion of all of the outstanding shares of Class A Common Stock into Common Stock, in either case pursuant to
Section 7(a) (or if all of such Fundamental Rights would have been so terminated or such shares would have been so converted except for the proviso thereto), 7(b), 7(c) or 7(g) of the Class A Provisions, (b) after the Investment Completion Date, if the aggregate Committed Percentage of the Class A Holders shall be below ten percent for more than 180 consecutive days following a Major Issuance, (c) upon a sale of all of the Venture Interests of the Sprint Parties or the FT/DT Parties pursuant to Section 17.2, 17.3, 17.4, 19.3, 20.6 or 20.11 of the Joint Venture Agreement or on the date the Joint Venture is other-wise terminated, in each case other than due to an FT/DT Joint Venture Termination or a Corporation Joint Venture Termination, or (d) prior to the Investment Completion Date, if the outstanding Class A Preference Stock has an aggregate liquidation value of less than $1.5 billion as a result of a Transfer of shares of Class A Preference Stock by a Class A Holder (other than a Transfer contemplated by Section 7.4(b)(i)(y) hereof). In addition, any rights provided in this
Article III and Section 7.15 hereof shall be suspended and may not be exercised during any period of time in which the rights provided to the Class A Holders under Section 4(b) of the Class A Provisions are suspended pursuant to clause
(iv) of Section 7(b) of the Class A Provisions.

                                   ARTICLE IV

                    PROVISIONS CONCERNING CHANGE OF CONTROL

  Section 4.1. Sale of Assets or Control. So long as shares of Class A Stock are outstanding, but subject to Article VIII of this Agreement, if the Company determines to sell all or substantially all of the assets of the Company or not to oppose a tender offer by a Person other than any Class A Holder or Holders for Voting Securities of the Company representing more than 35 percent of the Voting Power of the Company or to sell Control of the Company or to effect a merger or other business combination, which would result in a Person (other than FT or DT or any of their Qualified Subsidiaries) holding Voting Securities of the resulting entity representing 35 percent or more of the Voting Power of such entity, the Company shall conduct such transaction in accordance with reasonable procedures to be determined by the Board of Directors, and permit FT and DT to participate in that process on a basis no less favorable than that granted any other participant.

  Section 4.2. Required Share Purchases. If a Person other than FT, DT or any of their respective Affiliates makes a tender offer for Voting Securities of the Company representing not less than 35 percent of the Voting Power of the Company and the terms of such tender offer do not permit the Class A Holders to sell an equal or greater percentage of their Shares as the other holders of Voting Securities of the Company are permitted to sell taking into account any proration, then upon the purchase by such Person of securities representing not less than 35 percent of the Voting Power of the Company in such tender offer, FT, DT and their Qualified Subsidiaries, as a group, shall have the option, exercisable upon delivery of written notice to the Company (or its successor) at any time within 30 days after the termination of the period during which tenders may be made into such tender offer, to sell to the Company, at a price per share (or, if the tender offer period terminates, shares of Class A Preference Stock are outstanding and the Investment Completion Date has not occurred, at a price per number of shares of Class A Preference Stock equal to the price per share that would apply to shares of Common Stock that would be issuable in respect of the related Class A Conversion Shares (assuming that, if the Conversion Price shall not have been Fixed, the Conversion Price is equal to the Target Price)) equal to the price per share of Common Stock offered pursuant to the tender offer, all but not less than all, of the Shares that they were unable to tender on the same basis as the other shareholders, provided, that the Class A Holders shall have no rights pursuant to this
Section 4.2 if, at the date of termination of the period during which tenders may be made into such tender offer, the Class A Holders have a right to receive in exchange for all the shares of Class A Stock publicly traded securities with an aggregate Fair Market Value, and/or cash in an amount, not less than the aggregate price per share of Common Stock (or per that number of related Class A Conversion Shares, as the case may be) paid pursuant to the tender offer in a back-end transaction required to be effected within 90 days after the close of the tender offer.

                                   ARTICLE V

                             EQUITY PURCHASE RIGHTS

  Section 5.1. Right to Purchase. Following the Investment Completion Date, and except as provided in Section 5.7 hereof, each Class A Holder shall have the right (an "Equity Purchase Right") to purchase from the Company (on a pro rata basis reflecting the respective ownership of shares of Class A Stock):

    (a) except under the circumstances described in clauses (b) and (c) below, if after the Investment Completion Date, the Company shall issue (or sell from treasury) shares of Common Stock (including, without limitation, any shares issued upon (i) the exercise of stock options, warrants or other rights not issued pursuant to the Rights Agreement or in respect of options or other contractually binding rights under employee benefit plans, arrangements or contracts or (ii) the conversion or exchange of any securities) other than upon the conversion or exchange of the Class A Preference Stock or the Class A Common Stock, that number of additional shares of Class A Preference Stock (if Class A Preference Stock shall then be outstanding) or Class A Common Stock (if no Class A Preference Stock shall then be outstanding) sufficient for the Class A Holders to maintain their aggregate Committed Percentage as in effect immediately prior to the issuance of such shares, such Shares to be purchased at a per share purchase price equal to (x) in the case of Class A Common Stock, the Weighted Average Price paid for such shares of Common Stock whose issuance gave rise to such Equity Purchase Right, and (y) in the case of the Class A Preference Stock, the product of the Weighted Average Price paid for such shares of Common Stock multiplied by the number of Class A Conversion Shares related to one share of Class A Preference Stock outstanding immediately prior to such purchase;

    (b) if after the Investment Completion Date the Company shall issue (or sell from treasury) Voting Securities other than Common Stock, or issue shares of Common Stock pursuant to employee benefit plans, arrangements or contracts (other than in respect of the exercise of stock options, warrants or other rights (except rights issued pursuant to the Rights Agreement) in existence at any time on or before the Investment Completion Date (including pursuant to employee benefit plans)) or upon the conversion of any securities outstanding on or before the Investment Completion Date other than upon the conversion or exchange of the Class A Preference Stock or the Class A Common Stock, that number of additional shares of Class A Preference Stock (if the Class A Preference Stock shall then be outstanding) or Class A Common Stock (if no Class A Preference Stock shall then be outstanding) sufficient for the Class A Holders to maintain their aggregate Committed Percentage as in effect immediately prior to the issuance of such Voting Securities, such Shares to be purchased at a per share purchase price equal to (i) in the case of the Class A Common Stock, the Market Price of a share of Common Stock on the date of the issuance which gave rise to such Equity Purchase Right and (ii) in the case of the Class A Preference Stock, the product of the Market Price of a share of Common Stock on such date of issuance, multiplied by the number of Class A Conversion Shares related to one share of Class A Preference Stock outstanding immediately prior to such purchase; and

    (c) if after the Investment Completion Date, the Company shall issue (or sell from treasury) shares of Common Stock in respect of the exercise of stock options, warrants or other rights (except rights issued pursuant to the Rights Agreement) in existence at any time on or before the Investment Completion Date (including pursuant to employee benefit plans) or upon the conversion of any securities outstanding on or before the Investment Completion Date other than upon the conversion or exchange of the Class A Preference Stock or the Class A Common Stock, that number of additional shares of Class A Preference Stock (if the Class A Preference Stock shall then be outstanding) or Class A Common Stock (if no Class A Preference Stock shall then be outstanding) sufficient for the Class A Holders to maintain their aggregate Committed Percentage as in effect immediately prior to the issuance of such Voting Securities, such Shares to be purchased at a per share purchase price equal to (i) in the case of Class A Common Stock, the FT/DT Weighted Purchase Price; and (ii) in the case of Class A Preference Stock, the product of the FT/DT Weighted Purchase Price multiplied by the number of Class A Conversion Shares related to such share of Class A Preference Stock outstanding immediately prior to such purchase, provided that Shares purchased hereunder with respect to the issuance of Excess Shares shall be purchased for a per share purchase price equal to
  (x) in the case of Class A Common Stock, the Weighted Average Price for such Excess Shares and (y) in the case of Class A Preference Stock, the product of the Weighted Average Price for such Excess Shares multiplied by the number of Class A Conversion Shares related to one share of Class A Preference Stock outstanding immediately prior to such purchase. As used herein, "Excess Shares" means those shares of Common Stock issued by the Company after the date of the Investment Agreement (other than pursuant to employee benefit plans) in respect of the exercise of rights ("Rights") to purchase Common Stock or similar instruments (except rights issued pursuant to the Rights Agreement) issued after the date of the Investment Agreement and on or prior to the Investment Completion Date that, when aggregated with all other shares of Common Stock which have been issued by the Company after the date of the Investment Agreement in respect of the exercise of Rights issued after the date of the Investment Agreement and on or prior to the Investment Completion Date, exceed five percent of the number of shares of Common Stock outstanding on the date of the Investment Agreement (adjusted to reflect any stock split, subdivision, stock dividend or other reclassification, consolidation or combination of the Company's Voting Securities after the date of the Investment Agreement).

  Section 5.2. Notice. The Company shall deliver to each Class A Holder (a) written notice of the proposed issuance of any Voting Securities after the Investment Completion Date not less than 15 days prior to such issuance, such notice to describe in reasonable detail the expected Weighted Average Price for such Voting Securities and contain the calculation thereof and (b) written notice of the issuance of such Voting Securities within five days after such issuance, such notice to describe in reasonable detail the Weighted Average Price, Market Price or FT/DT Weighted Purchase Price for such Voting Securities and contain the calculation thereof, provided that no such notices need be given in respect of the issuance of shares of Common Stock to the holders of securities of the Company in accordance with the terms thereof or grants or exercises pursuant to qualified or non-qualified employee benefit plans, arrangements or contracts, in each case as outstanding on the Initial Issuance Date or dividend reinvestment plans or dividend reinvestment and stock purchase plans or, in the case of securities issued after, and qualified or non-qualified employee benefit plans, arrangements and contracts adopted after, such date, if and only if the Class A Holders have been given written notice of the issuance of such securities or the adoption of such plans, arrangements and con-tracts thirty days prior to the date of such issuance or adoption (such shares of Common Stock collectively hereinafter referred to as the "Option Shares"). The Company shall deliver to each Class A Holder, on the tenth Business Day of each calendar quarter following the Investment Completion Date, written notice of the issuance during the preceding calendar quarter of (i) Option Shares, such notice to describe in reasonable detail the Weighted Average Price, Market Price or FT/DT Weighted Purchase Price for such Option Shares and contain the calculation thereof and the securities or plans, arrangements or contracts to which they relate and (ii) shares of Class A Stock to each Class A Holder pursuant to Section 7.3(c) hereof, such notice to set forth the purchase price for such shares of Class A Stock and the calculation thereof.

  Section 5.3. Manner of Exercise; Manner of Payment. The Class A Holders may exercise their Equity Purchase Rights by written notice to the Company delivered prior to the thirtieth day after the date of the related post-issuance notice provided for in Section 5.2 hereof, or as provided in Section 7.3, as the case may be. Payment for the additional Shares purchased or subscribed for by Class A Holders which exercise their Equity Purchase Rights shall be made as provided in Section 5.6 hereof or as otherwise may be agreed by the Company and the exercising Class A Holder or Holders. The total number of Shares issuable upon such exercise shall be issued and delivered to the appropriate Class A Holder against delivery to the Company of the cash and any notes therefor as provided in Section 5.6 hereof or as otherwise may be agreed by the Company and the exercising Class A Holder or Holders.

  Section 5.4. Adjustments. If the Class A Holders, upon exercise of their Equity Purchase Rights, are issued Shares on a date after the date the related Voting Securities are issued (a) the per share purchase price paid by the Class A Holders shall be reduced to reflect the Fair Market Value of any dividend or distribution made in respect of each such Voting Security prior to such issuance and (b) such purchase price and the number of Shares purchased shall be appropriately adjusted to reflect any stock split, stock dividend or other combination or reclassification of the Common Stock, Class A Preference Stock or Class A Common Stock, as the case may be, during such time.

  Section 5.5. Closing of Purchases. The closing of purchases of Shares pursuant to the exercise of Equity Purchase Rights by the exercising Class A Holder shall take place on a date specified by the exercising Class

A Holder, which date shall be within 30 days after the exercise of such Equity Purchase Rights, at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York, at 10:00 a.m., New York City time, or at such other date, time or place as the Company and such exercising Class A Holder may otherwise agree. At such closing:

    (a) the Company shall deliver, or cause to be delivered, to such exercising Class A Holder, certificates representing the shares of Class A Stock to be purchased by such exercising Class A Holder, in the name of such holder, against payment of the purchase price therefor, as provided below;

    (b) such exercising Class A Holder shall deliver to the Company an amount (the "Equity Purchase Price") equal to the product of (i) the applicable price per share determined pursuant to Section 5.1 of this Agreement and
  (ii) the number of Shares to be acquired by such exercising Class A Holder.

  Section 5.6. Terms of Payment. Payment for Shares purchased from the Company pursuant to Section 5.1 hereof or Article VI hereof shall be made as follows:

    (a) if the aggregate amount to be paid to the Company is less than $200 million, payment shall be made by the Class A Holder, or Qualified Stock Purchaser or Purchasers, as the case may be, in cash by wire transfer to such account as the Company may reasonably designate;

    (b) if the amount to be paid to the Company is equal to or greater than $200 million and less than $500 million, not less than $200 million shall be paid in cash by the Class A Holders, or Qualified Stock Purchaser or Purchasers, as the case may be, by wire transfer to such account as the Company may reasonably designate and the remainder, if any, shall be paid in two equal annual installments beginning on the first anniversary of the date of such purchase, the respective obligations of the Class A Holders, or Qualified Stock Purchaser or Purchasers, as the case may be, to pay such installments to be evidenced by Class A Holder Eligible Notes; or

    (c) if the amount to be paid to the Company is equal to or greater than $500 million, not less than $200 million shall be paid in cash by the Class A Holders, or Qualified Stock Purchaser or Purchasers, as the case may be, by wire transfer to such account as the Company may reasonably designate within 30 days after such date of notice, and the remainder shall be paid in Class A Holder Eligible Notes of the Class A Holders, or Qualified Stock Purchaser or Purchasers, as the case may be, one-third of such amount in Class A Holder Eligible Notes maturing within one year after the date of such purchase, one-third of such amount in Class A Holder Eligible Notes maturing within two years of such date, and one-third of such amount in Class A Holder Eligible Notes maturing within three years of such date.

  Section 5.7. Suspension of Equity Purchase Rights. If at any time (a) the number of Voting Securities of the Company Beneficially Owned in the aggregate by FT, DT and their Affiliates and Associates exceeds the applicable Percentage Limitation as set forth in the Standstill Agreement (without regard to Section
2.3 of such agreement), or (b) the number of Voting Securities of the Company Beneficially Owned in the aggregate by any Qualified Stock Purchaser and its Affiliates and Associates exceeds the applicable Percentage Limitation as set forth in the Qualified Stock Purchaser Standstill Agreement applicable to such Qualified Stock Purchaser (without regard to Section 2.2 of such agreement), the Company may by giving notice to the Class A Holders whose aggregate Beneficial Ownership exceeds such applicable Percentage Limitation specified in clauses (a) and (b) of this Section 5.7 suspend the right of such Class A Holders to purchase additional shares of Class A Stock pursuant to this Agreement or otherwise until such time as any such purchase (including any purchase pursuant to Section 7.3 hereof) would not result in the aggregate Beneficial Ownership of the affected Class A Holders exceeding such Percentage Limitation applicable to such Class A Holders.

                                   ARTICLE VI

                         HOLDINGS BY MAJOR COMPETITORS

  Until the tenth anniversary of the Initial Issuance Date, if a Major Competitor of FT or DT or of the Joint Venture obtains a Percentage Ownership Interest of 20 percent or more as a result of a Strategic Merger, the Class A Holders shall have the right to commit within the later of (a) 30 days following the consummation of such Strategic Merger, and (b) 30 days following the Fixed Closing Date to purchase from the Company (or its successor in such Strategic Merger) and, upon such commitment, the Company or such successor shall be obligated to sell to the Class A Holders after the Investment Completion Date, subject to Applicable Law and the receipt of any required material Governmental Approvals, a number of shares of Class A Preference Stock (if the Class A Preference Stock shall then be outstanding) or Class A Common Stock (if no Class A Preference Stock shall then be outstanding) such that the aggregate Committed Percentage of the Class A Holders shall be equal to the Percentage Ownership Interest of such Major Competitor of FT or DT following consummation of such Strategic Merger, such Shares to be purchased at a per share price equal to (i) in the case of Class A Common Stock, the Weighted Average Price paid by such Major Competitor; and (ii), in the case of Class A Preference Stock, the product of such Weighted Average Price and the number of Class A Conversion Shares related to one share of Class A Preference Stock outstanding immediately prior to the date of such purchase, provided that to the extent the purchase of Shares pursuant to this Article VI would violate the provisions of Section 310, the Class A Holders shall have the right to assign to one or more non-Alien Qualified Stock Purchasers the right to purchase such Shares from the Company if such Class A Holders assigning such rights to a non-Alien Qualified Stock Purchaser cause such Qualified Stock Purchaser to execute an undertaking in accordance with Section 7.2 of this Agreement. Shares purchased from the Company pursuant to this Article VI shall be purchased and paid in accordance with Sections 5.4, 5.5 and 5.6 of this Agreement, mutatis mutandis, provided that if the Class A Holders exercise their rights to purchase Shares from the Company hereunder on or before the date on which they are required to notify the Company of the exercise of their right to purchase Optional Shares pursuant to Section 2.5 of the Investment Agreement, such Shares shall be purchased at a closing to occur concurrently with the Optional Shares Closing.

                                  ARTICLE VII

                                   COVENANTS

  Section 7.1. Reservation and Availability of Capital Stock. The Company covenants and agrees that it will cause to be reserved and kept available, out of the aggregate of its authorized but unissued shares of Class A Common Stock, Class A Preference Stock and Common Stock and its issued shares of Common Stock held in its treasury, for the purpose of effecting the conversion of shares of Common Stock, Class A Preference Stock and Class A Common Stock contemplated under the Articles, the full number of shares of (a) Common Stock then deliverable upon the conversion of all outstanding shares of Class A Common Stock and Class A Preference Stock, (b) Class A Common Stock then deliverable upon the conversion of all outstanding shares of Class A Preference Stock, and
(c) Class A Common Stock and Class A Preference Stock then deliverable upon conversion of all of the shares of Common Stock, in the case of each of clauses
(a), (b) and (c) that the Class A Holders are permitted to acquire hereunder and under the Investment Agreement, the Articles and the Standstill Agreement.

  Section 7.2. Assignee Purchasers. As a condition to the assignment of rights to purchase shares of Class A Preference Stock or Class A Common Stock to a Qualified Stock Purchaser pursuant to Article VI hereof or pursuant to the Standstill Agreement, FT and DT shall cause such Qualified Stock Purchaser to agree in writing to be bound by the terms and conditions of this Agreement and a Qualified Stock Purchaser Standstill Agreement pursuant to an instrument of assumption substantially in the form of Exhibit C hereto and such Qualified Stock Purchaser thereby shall become a party to this Agreement.

  Section 7.3. Automatic Exercise of Rights; Method of Purchase. (a) From and after the Investment Completion Date, the Class A Holders, at their option, may lend to the Company, and the Company shall borrow, in the aggregate up to an amount specified in writing from time to time to the Company by the Class A Holders, which amount has been determined in good faith by the Class A Holders to be reasonably necessary to cover the purchase price payable by them in connection with their exercise of equity purchase rights pursuant to Section
5.1 with respect to Option Shares to be issued during the succeeding three-month period (the "Exercise Amount"), and from time to time at the option of the Class A Holders, the Class A Holders may lend to the Company, and the Company shall borrow from the Class A Holders in the aggregate (pro rata from each Class A Holder in accordance with its relative Committed Percentage at the time of such borrowing), an amount equal to the difference between the Exercise Amount and the amount then outstanding on such loans from the Class A Holders. All loans hereunder shall be evidenced by notes ("Company Stock Payment Notes") satisfactory in form and substance to each party hereto.

  (b) For so long as the Class A Holders are entitled to purchase Shares pursuant to Section 5.1, subject to subsections (c), (e) and (f) of this
Section 7.3, each Class A Holder holding a Company Stock Payment Note hereby agrees to exercise its rights to purchase from the Company, and shall so purchase and the Company shall sell, shares of Class A Preference Stock (or, if no shares of Class A Preference Stock shall then be outstanding, Class A Common Stock) pursuant to Section 5.1 hereof upon, and simultaneously with, any issuance of Option Shares.

  (c) For so long as the Class A Holders are entitled to purchase Shares pursuant to Section 5.1, subject to subsections (e) and (f) of this Section 7.3, contemporaneously with each issuance of Option Shares,

    (i) the Company shall either (A) deliver, or cause to be delivered, to each Class A Holder a stock certificate bearing the legends set forth in
  Section 2.8 of this Agreement, registered in the name of such Class A Holder on the stock ledger of the Company and representing the number of Shares which such Class A Holder is entitled to purchase pursuant to
  Section 5.1 hereof as a result of such issuance of Option Shares, or (B) cause the Company's transfer agent to reflect on its books and records the ownership by such Class A Holder of an additional number of Shares representing the number of Shares which such Class A Holder is entitled to purchase pursuant to Section 5.1 hereof as a result of such issuance of Option Shares; and

    (ii) pursuant to the terms of the Company Stock Payment Notes, (x) the Company shall repay (in accordance with the procedures set forth in clause
  (y), below) a portion of the principal of such Company Stock Payment Notes equal to the amount of the purchase price for such Shares (as determined in accordance with Section 5.1 hereof) (a "Mandatory Payment Amount"), provided that the Company shall hold such Mandatory Payment Amount in trust for the benefit of such exercising Class A Holder, subject to clause (y) below, and (y) simultaneously with such payment, the Company shall apply such Mandatory Payment Amount to the payment of such purchase price, provided that no such purchase of Shares shall occur if the unpaid principal amount of Company Stock Payment Notes held by the exercising Class A Holder represents insufficient funds to pay such purchase price in its entirety, in which case no reduction in the unpaid principal amount of the Company Stock Payment Notes held by such exercising Class A Holder shall occur.

  (d) Subject to subsections (c), (e) and (f), the provisions of this Section
7.3 shall be deemed to comply with all the requirements of Article V hereof with respect to the exercise of such rights relating to the issuance by the Company of Option Shares and no further notices must be delivered or action be taken pursuant to this Agreement on the part of any of the Class A Holders or the Company in order to effectuate the exercise of such rights.

  (e) This Section 7.3 shall become immediately inoperative and of no force and effect with respect to any Class A Holder (i) upon delivery by such Class A Holder to the Company of a notice to that effect, or (ii) if, with respect to such Class A Holder, ownership of at least 10% of the Voting Securities of the Company by such Class A Holder is not a necessary condition or sufficient condition to obtaining a Treaty Benefit, as determined in a manner identical to that set forth in Sections 2(a)(iii)(2), (3), (4) and (5) of ARTICLE FIFTH of the Articles with respect to the termination of the provisions of Section 2(a)(iii)(1) of such ARTICLE FIFTH provided that this Section 7.3 thereafter shall become operative and of full force and effect with respect to such Class A Holder (i) if this Section 7.3 is not at that time of no force and effect pursuant to clause (ii) of this Section 7.3(e), upon delivery by such Class A Holder to the Company of a notice to that effect or (ii) if, with respect to such Class A Holder, ownership of at least 10% of the Voting Securities of the Company by such Class A Holder is a necessary condition or sufficient condition to obtaining a Treaty Benefit, as determined in a manner identical to that set forth in Sections 2(a)(iii)(2), (3), (4) and (5) of ARTICLE FIFTH of the Articles with respect to the termination of the provisions of Section 2(a)(iii)(1) of such ARTICLE FIFTH.

  (f) The rights and obligations of the Class A Holders and the Company under this Section 7.3 shall terminate upon the conversion of all outstanding shares of Class A Common Stock or the termination of the Fundamental Rights as to all outstanding shares of Class A Preference Stock, as the case may be, as provided in Section 7 of the Class A Provisions, provided that such termination shall not affect any rights of the Class A Holders to payment under any Company Stock Payment Notes then outstanding.

  Section 7.4. Procedures for Redemption. (a) If the aggregate percentage of Shares Beneficially Owned by the Class A Holders is less than the percentage permitted under Section 310 to be Beneficially Owned by Aliens, the Company will not redeem any Shares Beneficially Owned by the Class A Holders pursuant to ARTICLE SIXTH, GENERAL PROVISIONS RELATING TO ALL STOCK, Section 2 of the Articles, provided that notwithstanding the foregoing, the Company may, after consultation in good faith with each of the Class A Holders to consider alternatives to such redemption, redeem Shares Beneficially Owned by the Class A Holders if and to the extent that the outstanding shares of such Class A Preference Stock, or Class A Common Stock, as the case may be, represent Votes constituting greater than 20% of the aggregate Voting Power of the Company at such time, and if, after considering all reasonable alternatives, the failure to redeem such Shares would have a material adverse effect on the Company as reflected in a resolution certified to the Class A Holders by a determination made in good faith by the Independent Directors.

  (b) (i) If at any time the Company should invoke its right to redeem its capital stock, the Company shall unless prohibited by Applicable Law first designate for redemption capital stock other than shares of Class A Stock, before designating for redemption any shares of Class A Stock, provided that prior to the Fixed Closing Date (x) the Company shall have no right to redeem shares of Class A Preference Stock pursuant to the Articles to the extent that such redemption would reduce the aggregate liquidation value represented by the outstanding Class A Preference Stock to below $1.5 billion, but (y) in such circumstance, if the Votes represented by the outstanding Class A Preference Stock exceed 20% of the aggregate Voting Power of the Company, the Company shall have the right to purchase from the Class A Holders for a per share price equal to the Liquidation Preference thereof (as adjusted to comply with the requirements of Article IX hereof) such number of shares of Class A Preference Stock as in the reasonable good faith judgment of the Board of Directors is necessary to comply with the requirements of Section 310, provided that (a) the Company may purchase Shares only to the extent the outstanding Class A Preference Stock represents in excess of 20% of the aggregate Voting Power of the Company, (b) this Agreement, the Investment Agreement and the Articles as amended by the Amendment shall be modified so as to maintain the rights of the Parties hereunder and thereunder (including, without limitation, appropriate modifications for durations of disapproval rights) and (c) the Company shall not purchase any Shares from the Class A Holders pursuant to this clause (y) unless a majority of the Continuing Directors shall have first approved (unless such approval is not required pursuant to Section 11.13), at a meeting of Directors at which at least seven Continuing Directors are present, such purchase of Class A Preference Stock from the Class A Holders.

  (ii) If the Company issues Redemption Securities in full or partial payment of the redemption price for shares of Class A Stock in a circumstance in which
Section 7.4(b)(i) hereof or Section 2(f) of ARTICLE

SIXTH of the Articles entitled "GENERAL PROVISIONS RELATING TO ALL STOCK" requires adjustment under Article IX of this Agreement, then principal payments under such Redemption Securities shall be adjusted to comply with the requirements of Article IX such that the Class A Holders shall receive an amount equal to the principal amount of such Redemption Securities.

  (c) The Company shall take all reasonable measures to permit the Class A Holders to obtain or maintain their Percentage Ownership Interest in accordance with Applicable Laws of the United States, including applying for a waiver of the restrictions on Alien ownership set forth in Section 310 if there is a reasonable possibility of obtaining such a waiver.

  (d) (i) On or prior to the third anniversary of the Investment Completion Date, the Company shall have the right, at any time during which the Company has the right pursuant to Section 7.4(a) hereof to redeem shares of Class A Preference Stock or Class A Common Stock, as the case may be, in accordance with Section 2 of that portion of ARTICLE SIXTH of the Articles entitled "GENERAL PROVISIONS RELATING TO ALL STOCK" and following a determination by the Board of Directors that such redemption is necessary or advisable to comply with the requirements of Section 310, to deliver a notice (a "Required Sale Notice") to the Class A Holders requiring them to sell (a "Surplus Shares Sale") that number of shares of Class A Stock (the "Surplus Shares") necessary so that, immediately following such Surplus Shares Sale, the aggregate Percentage Ownership Interest of the Class A Holders shall be 20% or such greater percentage specified in such notice as being necessary or advisable for the Class A Holders to attain in order to comply with the requirements of
Section 310.

  (ii) Upon receipt of the Required Sale Notice, the Class A Holders shall sell the Surplus Shares in third party or open market sales. The Surplus Shares Sale shall be conducted as promptly as practicable following receipt of the Required Sale Notice, but in no event later than 120 days following the date of receipt thereof, as extended day for day for each day that such sales are actually delayed during such time period because (i) the Surplus Shares cannot be sold due to the anti-fraud rules of the U.S. securities laws, or (ii) the Company has delayed a proposed registration of the Surplus Shares in accordance with
Section 1.4 of the Registration Rights Agreement.

  (iii) Each Class A Holder selling Surplus Shares shall, promptly upon the conclusion of the Surplus Shares Sale, deliver to the Company a notice stating that such Surplus Shares Sale has been concluded and indicating the total amount of consideration received therefrom (the "Total Realized Amount") for the Surplus Shares sold in such sale. Following receipt of such notice, the Company shall pay (a "Supplementary Payment") to each Class A Holder selling Surplus Shares the excess, if any, of the aggregate Formula Price applicable to such Surplus Shares over the Total Realized Amount (in each case as modified to comply with the requirements of Section 9.2).

  Section 7.5. Joint Action by FT and DT. (a) The ratio of the aggregate Percentage Ownership Interest of one of FT or DT (and its Qualified Subsidiaries) to the aggregate Percentage Ownership Interest of the other of FT or DT (and its Qualified Subsidiaries) (i) until the Investment Completion Date shall be 1 to 1, and (ii) thereafter shall not be greater than 3 to 2 (in each case, the "Applicable Ratio").

  (b) FT and DT shall vote, and shall cause each of their respective Qualified Subsidiaries to vote, all shares of Class A Stock held by them as a single block on all matters.

  Section 7.6. Compliance with Tax Laws. FT and DT shall furnish the Company or its paying agent any certification, information return, documentation or other form that they are entitled to furnish and that is required under Applicable Law to establish the applicability of, or relief or exemption from, United States withholding taxes.

  Section 7.7. Compliance with Security Requirements. To the extent that, in connection with a United States government contract, an agency of the United States government or a contractor requires the Company to restrict access to any properties or information reasonably related to such contract on the basis of Applicable Law with respect to United States national security matters and to the extent that other Applicable Law requires the Company to restrict access to any properties or information and, in accordance with such restrictions, access to certain properties or information may not be given to any Director elected by the Class A Holders without appropriate security clearance, such Director will not be given access to such properties or information and may not participate in deliberations of the Board of Directors or the board of directors of any of the Company's Subsidiaries in which such information with respect to such properties is disclosed. Any such exclusion shall be reflected accurately in the minutes of such deliberations. Without limiting the generality of the foregoing, no Class A Director shall (i) have access to classified information or controlled unclassified information entrusted to the Company except as permissible under the United States Department of Defense Industrial Security Program (the "DISP") and applicable United States laws and regulations, (ii) either seek or accept classified information or controlled unclassified information entrusted to the Company, except as permissible under the DISP or applicable United States laws and regulations, or (iii) fail to advise any committee established by the Company to monitor compliance with national security matters promptly if such Class A Director reasonably believes any violations or attempted violations of, or actions inconsistent with, Applicable Laws or contractual provisions relating to national security matters have occurred.

  Section 7.8. Major Issuances. (a) At least 90 days before the consummation, directly or indirectly, by the Company of any Major Issuance to be effected on or after the second anniversary of the Initial Issuance Date and prior to the fifth anniversary of the Initial Issuance Date, the Company shall deliver to each Class A Holder a notice of such proposed Major Issuance. If there is a written notice signed by FT and DT disapproving such proposed Major Issuance within 75 days of the delivery of such notice and the Company nevertheless effects such Major Issuance, the Class A Holders may elect to be released from the Transfer Restrictions or elect after the earlier of the Fixed Closing Date and the Investment Completion Date, to maintain an aggregate Committed Percentage of at least ten percent as provided in subsection (b) of this
Section 7.8.

  (b) If the aggregate Committed Percentage of the Class A Holders falls below ten percent because of a Major Issuance, in addition to Equity Purchase Rights (if applicable) and the rights under Section 2.5 of the Investment Agreement (if applicable), within the later of (i) 180 days after such Major Issuance, and (ii) 180 days after the Fixed Closing Date, the Class A Holders may deliver to the Company a written notice in which each Class A Holder commits to the Company to purchase from third parties, within three years after the later of such notice or the Investment Completion Date, a number of shares of Common Stock sufficient to increase the aggregate Committed Percentage of all Class A Holders to at least ten percent based on the Voting Power of the Company as at the date of such notice.

  (c) Upon delivery of notice to the Company by each of the Class A Holders following a Major Issuance committing each such Class A Holder not to exercise its Equity Purchase Rights in respect of a Major Issuance or its related rights provided in subsection (b) of this Section 7.8, the Class A Holders shall automatically and without any further action on their part be released from the Transfer Restrictions.

  Section 7.9. Participation by Class A Directors in Certain Circumstances. If the Joint Venture Agreement is terminated, the Company may exclude the Class A Directors from deliberations of the Board of Directors that a majority of the Independent Directors, in their good faith judgment, believe involve (a) sensitive information relating to the Company and its relationship to FT or DT or the Company's activities that are competitive with the activities of FT or DT, or (b) matters in which such Class A Directors or the Class A Holders otherwise have conflicts of interest with the Company. Any such exclusion shall be reflected accurately in the minutes of such deliberations.

  Section 7.10. Spin-offs. Prior to consummating any Exempt Long Distance Asset Divestiture (before the end of the Restricted Period described in Section 3.1(a)(i) hereof) or Exempt Asset Divestiture (before the second anniversary of the Initial Issuance Date) in each case involving a Spin-off,

    (a) the Company shall cause the entity whose equity interests are to be distributed in such Spin-off to

      (i) if such Spin-off occurs after the Initial Issuance Date and before the later to occur of the date of the Optional Shares Closing and the Investment Completion Date, execute an investment agreement (or its equivalent) with respect to the spun-off entity (the "Spin-Off Investment Agreement") with FT, DT and any of its Qualified Subsidiaries that are party to the Investment Agreement at the time of such Spin-off containing terms which are no less favorable to FT and DT than those set forth in the Investment Agreement;

      (ii) execute agreements with each of FT, DT and their respective Qualified Subsidiaries at the time of such Spin-off no less favorable to FT and DT than this Agreement, the Registration Rights Agreement, the Standstill Agreement, the FT Investor Confidentiality Agreement and the DT Investor Confidentiality Agreement (the "Principal Investment Documents"); and

      (iii) adopt bylaws no less favorable to FT and DT than the Bylaws.

    (b) each of FT, DT and their respective Qualified Subsidiaries that are Class A Holders shall have been afforded a reasonable opportunity (and in no event less than 90 days) to review and approve such Principal Investment Documents, following delivery of such documents prepared in substantial conformity with the requirements of this Section 7.10, provided that, unless FT, DT and their respective Qualified Subsidiaries shall have delivered a notice to the Company, prior to the end of the forty-fifth day following delivery of such documents, stating that such documents were not prepared in substantial conformity with the requirements of this Section 7.10, such documents shall be deemed to have been prepared in substantial conformity with this Section 7.10.

Following the expiration of the period provided in clause (b) of this Section 7.10, each of FT, DT and their respective Qualified Subsidiaries shall execute and deliver the Spin-Off Investment Agreement (if applicable) and such Principal Investment Documents, provided that if each such party does not so execute and deliver such Principal Investment Documents, the Company shall nonetheless have the right to proceed with such Spin-off and the Company shall have no obligation to provide to such Class A Holders securities of such Spin-off Entity with rights no less favorable to the Class A Holders than those applicable to the Class A Stock set forth in the Articles and the Bylaws. The rights and obligations of the parties hereto under this Section 7.10 shall be suspended or terminate, and cease to be of any further force or effect, (a) with respect to any proposed Spin-off of a Subsidiary of the Company which, directly or indirectly, owns Long Distance Assets, upon the suspension or termination, as the case may be, of the rights of the Class A Holders under
Article III hereof; and (b) with respect to any proposed Spin-off of a Subsidiary of the Company other than a Subsidiary which, directly or indirectly, owns Long Distance Assets, upon the suspension or termination, as the case may be, of the rights of the Class A Holders pursuant to Article VIII hereof.

  Section 7.11. FCC Licenses. The Company shall not hold directly any Licenses from the FCC, if the holding of such Licenses by the Company would result in a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

  Section 7.12. Issuance of Class A Stock. So long as the Class A Holders own any shares of Class A Stock, the Company shall not issue any shares of Class A Stock to any Person other than FT, DT, their respective Qualified Subsidiaries and Qualified Stock Purchasers.

  Section 7.13. Defeasance of Fifth Series. If at any time following the Initial Issuance Date, the consolidated net worth of the Company and its Subsidiaries taken as a whole, determined in accordance with Generally Accepted Accounting Principles as applied in the Company's most recent financial statements included in a filing with the SEC, shall be less than $1 billion, the Company shall defease the Fifth Series of the Preferred Stock, by any means reasonably acceptable to FT and DT.

  Section 7.14. Continuing Directors. The Company shall maintain at least seven Continuing Directors on the Board of Directors at all times.

  Section 7.15. Long Distance Business. Except as otherwise required or permitted by this Agreement, the Other Investment Documents, the Articles as amended by the Amendment or the Joint Venture Documents, the Company shall not hold in the Local Exchange Division, the Cellular and Wireless Division or any other division of the Company other than the Long Distance Division assets which are primarily used, or held primarily for use, in or for the benefit of the Long Distance Business, except for assets that in the aggregate are not material to the operation of the Long Distance Business.

  Section 7.16. Intellectual Property. In any sale of 51% of the Fair Market Value of the Long Distance Assets required by the last sentence of Section 3.1(a) hereof, the Company shall use its reasonable efforts to grant to such Person a non-exclusive, perpetual and worldwide license upon commercially reasonable terms to use all intellectual property not included in the definition of Long Distance Assets owned or licensed by the Company which is reasonably necessary to utilize fully the Long Distance Assets so purchased; provided, however, that the Company shall have no obligation to license the "Sprint" brand name or any other brand names, tradenames or trademarks owned or licensed by the Company or any of its Subsidiaries.

  Section 7.17. Rights Plan Events. The notice described in Section 7(p) of the Class A Provisions, upon the Distribution Date (as defined in the Rights Agreement), shall constitute an irrevocable and continuing waiver of any right that FT, DT or the Class A Holders may have to disapprove the Cellular Spin-off under this Agreement, the Articles, the Other Investment Documents or any document or agreement relating thereto. If such notice is delivered, then within 90 days following the Distribution Date the Company and the Class A Holders shall execute a Spin-off Investment Agreement and Principal Investment Documents with respect to the Cellular Spin-off in accordance with Section 7.10 hereof, mutatis mutandis.

                                  ARTICLE VIII

                         TERMINATION OF CERTAIN RIGHTS

  (a) The rights of the Class A Holders under Articles IV, V and VI and Sections 7.3, 7.4, 7.8, 7.11 and 7.13 hereof shall terminate:

    (i) if at any time after the Investment Completion Date, the aggregate Committed Percentage of the Class A Holders is below ten percent (x) for more than 180 consecutive days or (y) immediately following a Transfer of Class A Stock by a Class A Holder;

    (ii) upon the conversion of all of the outstanding shares of Class A Common Stock into shares of Common Stock or a termination of the Fundamental Rights as to all outstanding shares of Class A Preference Stock, in either case pursuant to Sections 7(b), 7(c), 7(d) or 7(g) of the Class A Provisions;

    (iii) upon a sale of all of the Venture Interests of the Sprint Parties or the FT/DT Parties pursuant to Section 17.2, 17.3, 17.4, 19.3, 20.6 or
  20.11 of the Joint Venture Agreement or on the date on which the Joint Venture is otherwise terminated, in each case other than due to an FT/DT Joint Venture Termination or a Corporation Joint Venture Termination, provided that the rights of the Class A Holders under Sections 7.3, 7.8(b) and 7.13 hereof and Article V hereof shall terminate on the third anniversary of the date of such sale or termination;

    (iv) upon the consummation of a transaction involving a Change of Control within the meaning of clause (a) of the definition of Change of Control; or

    (v) if at any time prior to the Investment Completion Date, the aggregate liquidation value of the Class A Preference Stock is less than $1.5 billion as a result of a Transfer of shares of Class A Preference Stock by a Class A Holder (other than a Transfer contemplated by Section 7.4(b)(i)(y) hereof).

  (b) The rights of the Class A Holders under Articles III, IV, V and VI hereof, and Sections 7.3, 7.8, 7.13 and 7.15 hereof, shall terminate upon (i) the conversion of all of the outstanding shares of Class A Common Stock into shares of Common Stock or (ii) the termination of the Fundamental Rights as to all outstanding shares of Class A Preference Stock, in either case pursuant to
Section 7(h) of the Class A Provisions.

  (c) The rights of the Class A Holders under Articles IV and VI hereof and Sections 7.4, 7.8, 7.11 and 7.13 hereof shall be suspended and may not be exercised during any period of time in which the rights provided to the Class A Holders under Sections 4 (except Sections 4(a)(iii) and 4(c)), 5, 6, 7 and 8 of the Class A Provisions are suspended pursuant to Section 7(b) of the Class A Provisions.

  (d) The rights of a Qualified Stock Purchaser under Articles IV, V and VI hereof and Sections 7.3, 7.4, 7.8, 7.11 and 7.13 hereof shall terminate upon
(i) the conversion of the outstanding shares of Class A Common Stock owned by such Qualified Stock Purchaser into Common Stock or, (ii) the termination of the Fundamental Rights as to the shares of Class A Preference Stock owned by such Qualified Stock Purchaser, in either case pursuant to Section 7(k) of the Class A Provisions, and the rights of a Qualified Stock Purchaser under Articles IV and VI hereof and Sections 7.4, 7.8, 7.11 and 7.13 hereof shall be suspended and may not be exercised during any period of time in which the rights provided to such Qualified Stock Purchaser under Sections 4 (except Sections 4(a)(iii) and 4(c)), 5, 6, 7 and 8 of the Class A Provisions are suspended pursuant to Section 7(k) of the Class A Provisions.

                                   ARTICLE IX

                              TAX INDEMNIFICATION

  Section 9.1. Indemnification for Company Purchase. If the Company purchases Shares held by a Class A Holder under Section 2.5 or 7.4 of this Agreement or
Section 2(f) of that portion of ARTICLE SIXTH of the Articles entitled "GENERAL PROVISIONS RELATING TO ALL STOCK" or Section 3(a) of the Class A Provisions (a "Company Purchase") in the context where such Sections provide that such purchase price or redemption price be modified in accordance with this Article IX and as a result thereof such Class A Holder (together with any Class A Holder described in Section 9.2, an "Indemnitee") incurs U.S. federal income taxes in excess of the U.S. federal income taxes it would have incurred had it sold such Shares to a third party unrelated to the Company or its Affiliates at the applicable price set forth in such Section or Article (such sale to an unrelated third party, an "Unrelated Party Sale" and such excess U.S. federal income taxes, "Excess Taxes"), the Company shall indemnify and hold harmless such Indemnitee on an after-tax basis from and against such Excess Taxes. For purposes of the preceding sentence, the taxes that would have been incurred in an Unrelated Party Sale shall be net of any refund of Taxes that would have been obtained had withholding under Section 1445 of the Code (or any successor provision) applied to such Unrelated Party Sale. If Excess Taxes are imposed through withholding at the source, the Company shall pay, in connection with the applicable Company Purchase, such additional amounts as may be necessary such that after deduction or withholding of all such Excess Taxes (including taxes imposed on such additional amounts), the Indemnitee receives the amount it would have received had no such Excess Taxes been imposed. The Company shall promptly furnish to the applicable Indemnitee an appropriate receipt for the payment of any taxes imposed through withholding.

  Section 9.2. Indemnification for Supplementary Payments. If the Company makes a Supplementary Payment to a Class A Holder in respect of Shares disposed of pursuant to Section 7.4(d) of this Agreement or a Requested Sale Supplementary Payment pursuant to Section 3(a) of the Class A Provisions and as a result thereof such Class A Holder incurs taxes in connection with the transaction contemplated in such Section 7.4(d) or such Section 3(a), as the case may be, in excess of the taxes it would have incurred had such Class A Holder sold such Shares in an Unrelated Party Sale for the Formula Price in the case of a transaction contemplated by Section 7.4 or for the aggregate Liquidation Preference of such Shares in the case of a transaction contemplated by such
Section 3(a) (such excess taxes, "Section 9.2 Excess Taxes"), the Company shall indemnify and hold harmless such Class A Holder on an after-tax basis from and against such Section 9.2 Excess Taxes. For purposes of the preceding sentence, the taxes that would have been incurred in an

Unrelated Party Sale at the Formula Price or at the aggregate Liquidation Preference, as the case may be, shall be net of any refund of taxes that would have been obtained had withholding under Section 1445 of the Code (or any successor provision) applied to such Unrelated Party Sale.

  Section 9.3. Rebate of Indemnity. Within nine months after the end of each of the five consecutive taxable years of an Indemnitee starting with the taxable year in which the Company has paid any amounts pursuant to Sections 9.1 or 9.2 in respect of such Indemnitee (a "Company Tax Payment"), such Indemnitee shall determine whether it is in a better after-tax economic position as a result of such Company Tax Payment than it would have been in had such Indemnitee (a) in the case of a Company Tax Payment pursuant to Section 9.1, sold the Shares purchased by the Company in an Unrelated Party Sale or (b) in the case of a Company Tax Payment pursuant to Section 9.2, sold the Shares disposed of pursuant to Section 7.4(d) of this Agreement or Section 3(a) of the Class A Provisions, as the case may be, in an Unrelated Party Sale at the Formula Price in the case of a disposition pursuant to Section 7.4(d) or at the aggregate Liquidation Preference of such Shares in the case of a disposition pursuant to such Section 3(a) (the amount of such difference in after-tax economic positions under the preceding clauses (a) or (b), a "Windfall Benefit"). The applicable Indemnitee shall promptly thereafter pay to the Company all or a portion of such Windfall Benefit so that, after taking into account all prior such payments and the tax consequences of making all such payments, such Indemnitee is in the same after-tax economic position that it would have been in had it (a) in the case of a Company Tax Payment pursuant to Section 9.1, sold the Shares purchased by the Company in an Unrelated Party Sale or (b) in the case of a Company Tax Payment pursuant to Section 9.2, sold the Shares disposed of pursuant to Section 7.4(d) of this Agreement in an Unrelated Party Sale at the Formula Price, or at the aggregate Liquidation Preference of such Shares in the case of a disposition pursuant to Section 3(a) of the Class A Provisions. In the case of a Windfall Benefit relating to an increase in the tax basis in shares of Class A Stock of an Indemnitee attributable to a Company Tax Payment (such Windfall Benefit, a "Basis Windfall"), the preceding sentence shall be applied without regard to the five year time limitation contained in the first sentence of this paragraph, provided, however, that no Indemnitee shall be required after the five year limit contained in the first sentence of this paragraph to pay any amount to the Company on account of such Basis Windfall unless the Company notifies such Indemnitee in writing of the existence of such Basis Windfall within three months after the date such Indemnitee disposes of Shares in a transaction in which such Basis Windfall results in a savings of U.S. taxes. In no event shall the amount payable by any Indemnitee to the Company under this paragraph exceed the amount of the Company Tax Payment. If any applicable Indemnitee subsequently determines (within five years after the end of the taxable year of the Company in which the Indemnitee has paid a Windfall Benefit to the Company) that the amount of such Windfall Benefit has been reduced because of an audit adjustment, disallowance of tax credits, a carryback or carryforward of losses or credits or for any other reason, the Company shall promptly after notification thereof make a reconciling payment to such Indemnitee in an amount necessary so that such Indemnitee is in the same after-tax economic position, after taking into account the tax consequences of such reconciling payment, that such Indemnitee would have been in had it (a) in the case of a Company Tax Payment pursuant to
Section 9.1, sold the Shares purchased by the Company in an Unrelated Party Sale or (b) in the case of a Company Tax Payment pursuant to Section 9.2, sold the Shares disposed of pursuant to Section 7.4(d) of this Agreement or Section 3(a) of the Class A Provisions in an Unrelated Party Sale at the Formula Price in the case of a disposition pursuant to such Section 7.4(d) or the aggregate Liquidation Preference of such Shares in the case of a disposition pursuant to such Section 3(a).

  Section 9.4. Exclusions from Indemnity. Notwithstanding Sections 9.1 and 9.2, the Company shall not be required to indemnify an Indemnitee under this Agreement for any portion of Excess Taxes or Section 9.2 Excess Taxes to the extent that such portion would not be imposed on such Indemnitee but for one or more of the following events:

    (a) the failure of such Indemnitee to qualify for the benefits of the applicable income tax treaty between the United States and the country of the Indemnitee's residence;

    (b) the failure of such Indemnitee to supply the Company with any form or other similar document that it is entitled to supply and that is required to obtain or claim available benefits of an applicable income tax treaty or relief that may be provided under the Code with respect to Excess Taxes or Section 9.2 Excess Taxes, provided, that this
  Section 9.4(b) shall not apply unless the Company requests from such Indemnitee such form or similar document in writing within a reasonable period of time before the relevant Company Purchase, Supplementary Payment or Requested Sale Supplementary Payment takes place;

    (c) the imposition of Excess Taxes or Section 9.2 Excess Taxes on a transferee or assignee of an original Class A Holder's Shares, but only to the extent the amount of Excess Taxes or Section 9.2 Excess Taxes required to be paid by the Company exceeds the amount of Excess Taxes or Section 9.2 Excess Taxes that would have been required to be paid by the Company absent any transfer of such original Class A Holder's Shares, provided, that this
  Section 9.4(c) shall not apply if the transferee or assignee is a Qualified Subsidiary and has held such Shares for at least six months prior to the date such Qualified Subsidiary first undertook those discussions or negotiations that resulted in the Company's right to purchase such Shares pursuant to Section 2.5, has held such Shares prior to the date that the FCC has requested that the Company reduce its foreign ownership pursuant to
  Section 310 in the case of a transaction under Section 7.4, or in the case of a transaction under Section 3(a) of the Class A Provisions has held such shares prior to the earlier of (x) the date on which all conditions necessary to establish the Conversion Date as a date certain pursuant to
  Section 3(a) of the Class A Provisions have been satisfied, and (y) the date on which the Company notifies each of FT and DT in good faith that it is reasonably likely that upon conversion, the shares of Class A Preference Stock will convert into Class A Common Stock or Common Stock representing in excess of 20% of the Voting Power of the Company (for purposes of this Section 9.4(c), a Share received upon a conversion shall be considered held by a Qualified Subsidiary during the period such Qualified Subsidiary held the Share that was surrendered in connection with such conversion);

    (d) penalties arising solely from actions taken by such Indemnitee in connection with unrelated transactions; and

    (e) the Excess Taxes or Section 9.2 Excess Taxes are imposed on the Company Purchase, Supplementary Payment or Requested Sale Supplementary Payment solely because such Indemnitee conducts unrelated activities in the United States sufficient to cause such Indemnitee to be treated as engaged in a trade or business in the United States for U.S. federal income tax purposes and such Indemnitee's income or gain from the Company Purchase, Supplementary Payment or Requested Sale Supplementary Payment to be treated as effectively connected with that U.S. trade or business.

  Section 9.5. Consequences of Assignment. If the Company assigns to a third party its rights hereunder to effect a Company Purchase, the Company shall remain liable (and such third party shall not be liable) under the provisions of this Article with respect to the purchase, Supplementary Payment or Requested Sale Supplementary Payment by the third party (taking into account the actual tax effect to the Indemnitee of such third party purchase or Supplementary Payment or Requested Sale Supplementary Payment in determining the taxes incurred in excess of the taxes the Indemnitee would have incurred had the shares been sold in an Unrelated Party Sale), and the "Excess Taxes" and Section 9.2 Excess Taxes in such determination shall be computed by taking into account not only U.S. taxes but also any taxes imposed by any other jurisdiction to the extent such taxes would not have been imposed absent such an assignment.

  Section 9.6. Verification. The chief tax officer of any party hereto making or seeking a payment pursuant to this Article IX shall furnish to the other applicable party hereto a written statement describing in reasonable detail the taxes which are the subject of such payment and the computation of the amount so payable. In case of any dispute among the applicable parties hereto regarding the amount of any payment under this Article IX, the applicable parties shall negotiate in good faith to resolve such dispute. Notwithstanding
Section 11.5(b) of this Agreement, if such dispute cannot be resolved by the parties hereto, then such dispute shall be referred to an independent accounting firm of international standing reasonably acceptable to the parties hereto in question. The decision of such accounting firm shall be conclusive absent manifest error. The cost of employing such accounting firm shall be borne in equal parts by the parties to such dispute.

  Section 9.7. Contest Rights. (a) Each Indemnitee shall exert its best efforts to inform the Company, either orally or in writing, of any requests received by such Indemnitee for information from, or potential claims by, the U.S. Internal Revenue Service regarding the U.S. taxation of a Company Purchase, Supplementary Payment or Requested Sale Supplementary Payment.

  (b) If the Company provides an Indemnitee with a written statement regarding the manner in which the Company shall characterize a Company Purchase, Supplementary Payment or Requested Sale Supplementary Payment for U.S. Federal income tax purposes, such Indemnitee shall thereafter treat such Company Purchase, Supplementary Payment or Requested Sale Supplementary Payment for U.S. Federal income tax purposes in a manner consistent with such characterization by the Company, provided that such Indemnitee shall have no such obligation of consistent characterization if such Indemnitee receives an opinion from U.S. tax counsel of national standing to the effect that such characterization by the Indemnitee lacks substantial authority.

  (c) If an Indemnitee receives written notice from the U.S. Internal Revenue Service (including, without limitation, in a preliminary or "30-day" letter) that such Indemnitee is liable for Excess Taxes or Section 9.2 Excess Taxes, such Indemnitee shall promptly notify the Company in writing of such fact and shall permit the Company to assume control over the handling, disposition and settlement of the Excess Taxes issue or Section 9.2 Excess Taxes issue at the examination, administrative and judicial levels in the U.S. Such Indemnitee shall be entitled to participate in all meetings with the U.S. Internal Revenue Service relating to the Excess Taxes issue or Section 9.2 Excess Taxes issue and to review and consult on all submissions to the U.S. Internal Revenue Service or any court with respect to the Excess Taxes issue or Section 9.2 Excess Taxes issue. Such Indemnitee shall cooperate with the Company, as reasonably requested, in connection with any such examination or administrative or judicial proceedings, including, without limitation, by way of signing and filing protests, petitions, notices of appeal and court pleadings and executing powers of attorney to enable the Company to represent the interests of the Indemnitee in, and to assume control over, relevant examinations or proceedings insofar as they relate to Excess Taxes or Section 9.2 Excess Taxes; provided, however, that expenses incurred by such Indemnitee in connection with actions taken at the request of the Company shall be reimbursed to such Indemnitee by the Company on an after-tax basis. The Company shall be entitled to employ counsel of its choice in connection with any of the matters described in this Article and shall bear all expenses associated with the employment of such counsel. The provisions of this paragraph shall also apply to a claim for refund of Excess Taxes or Section 9.2 Excess Taxes paid or withheld. Notwithstanding the foregoing provisions of this Section 9.7(c), if the Company assumes control over an Excess Taxes issue or Section 9.2 Excess Taxes issue at the examination, administrative or judicial levels, the Company shall not be entitled to settle or compromise any such claim except upon the written consent of the applicable Indemnitee. If an applicable Indemnitee fails to grant such consent, the Company shall not be required to pay any amounts in excess of the amount it would have paid had such Indemnitee consented to such settlement or compromise, and such Indemnitee shall bear any further cost or expense of contesting such Excess Taxes issue or Section 9.2 Excess Taxes issue.

                                   ARTICLE X

                         U.S. REAL PROPERTY TAX MATTERS

  Section 10.1. Notification. The Company shall notify each Class A Holder whenever a FIRPTA Determination shall be required under the applicable rules of the Code and regulations thereunder. Such notification shall, to the extent practical, be made sufficiently far in advance of any date on which the actions described in Section 10.3 will be necessary so as to allow for reasonable time for the performance of the legal, accounting and valuation analyses described in this Article X.

  Section 10.2. Control of FIRPTA Determination. If one or more Class A Holders notify the Company that they desire to control a FIRPTA Determination (each a "Notifying Class A Holder"):

    (a) the Company shall cooperate fully with such Notifying Class A Holders and their legal, accounting and valuation advisors with respect to such FIRPTA Determination. Such cooperation shall include making available information and knowledgeable personnel as reasonably requested as well as making reasonable representations necessary for such advisors to render their opinions and judgments described in this Article X, to the extent that the Company may make such representations in its good faith judgment. The Company shall not, however, be obligated to make any representations as to the fair market value of assets; and

    (b) the Company shall for purposes of such FIRPTA Determination classify as non-real property each of the assets identified as non-real property on Exhibit D, provided that there has been no change in law, official interpretation or guidance (a "Change in Law") with respect to such classification occurring after the date hereof. The Company and the Notifying Class A Holders shall endeavor to agree as to the classification of any assets not described as non-real property on Exhibit D (and as to any assets so described but as to which there has been a Change in Law) but, in the absence of such agreement, the Company shall accept the reasonable opinion (containing analysis, if appropriate) of nationally recognized accountants or tax counsel chosen by such Notifying Class A Holders as to whether it is reasonable to assert that a given asset should or should not be considered to constitute real property for purposes of such FIRPTA Determination.

  Section 10.3. Issuance of Certification; Related Matters. In connection with any FIRPTA Determination referred to in Section 10.2, the Company shall, upon the presentation by the Notifying Class A Holders of a reasonable opinion (containing analysis, if appropriate) of nationally recognized accountants or tax counsel to the effect that it is reasonable to assert that the Company is not, and has not at any time during the preceding five years (or shorter period during which any such Notifying Class A Holders held Shares) been, a U.S. real property holding corporation as defined under the Code and the regulations thereunder and as tested on the determination dates described in U.S. Treasury Regulation Section 1.897-2(c) (or any successor provision):

    (a) in the case of a disposition by a Notifying Class A Holder of Shares to a third party (related or unrelated), issue the statement described in U.S. Treasury Regulation (S) 1.897-2 (or any successor provision) indicating that the Shares do not constitute a U.S. real property interest (as defined in the Code and the regulations thereunder) and timely provide appropriate notice to the U.S. Internal Revenue Service; and

    (b) in the case of any redemption or exchange (including a deemed exchange) by the Company of Shares held by any such Notifying Class A Holders, comply with all requirements described in this Article X and refrain from withholding any U.S. tax from the proceeds of such redemption or exchange pursuant to Section 1445 of the Code (or any successor provision).

  In rendering any opinion described in this Section 10.3, the accountants or tax counsel for the Notifying Class A Holders shall be entitled to rely in their discretion upon advice of nationally recognized valuation experts as they deem appropriate and upon information and representations provided by the Company pursuant to this Article X.

  Section 10.4. Advisory Costs. The Company shall pay 50% of all reasonable costs of legal, accounting and valuation services incurred by any Notifying Class A Holder in connection with any FIRPTA Determination.

  Section 10.5. Indemnity. Each Notifying Class A Holder with respect to any FIRPTA Determination shall severally, but not jointly, reimburse the Company on an after-tax basis for (a) any tax under Section 897 of the Code or any successor provision (a "FIRPTA Tax") of such Notifying Class A Holder that the U.S. Internal Revenue Service collects from the Company, including any applicable interest and penalties imposed with respect to such FIRPTA Tax, and
(b) any FIRPTA Tax (including applicable interest and penalties) of the third party described in Section 10.3(a) collected from or imposed on the Company, or any penalties or interest imposed directly on the Company, with respect to such Notifying Class A Holder, but in the case of clause (b) of this Section 10.5, such reimbursement obligation shall apply only to taxes, interest and penalties arising as a result of the Company's taking any action under Section 10.2(b) or Section 10.3 hereof with respect to such Notifying Class A Holder based upon the opinion provided by such Notifying Class A Holder pursuant to Section 10.2 or 10.3.

  Section 10.6. Contest Rights. (a) The Company shall exert its best efforts to inform each Class A Holder, either orally or in writing, of any requests received by the Company for information from, or potential claims by, the U.S. Internal Revenue Service regarding any matter that could result in liability to any Class A Holder under Section 10.5 hereof.

  (b) If the Company receives written notice from the U.S. Internal Revenue Service (including, without limitation, in a preliminary or "30-day" letter) regarding any item for which any Class A Holder may be liable under Section
10.5 hereof, the Company shall promptly notify such Class A Holder in writing of such fact and shall permit the Class A Holders so notified to assume control over the handling, disposition and settlement of any such matter at the examination, administrative and judicial levels. The Company shall be entitled to participate in all meetings with the U.S. Internal Revenue Service relating to such issue and to review and consult on all submissions to the U.S. Internal Revenue Service or any court with respect to any such issue. The Company shall cooperate with such Class A Holders, as reasonably requested, in connection with any such examination or administrative or judicial proceedings, including, without limitation, by way of signing and filing protests, petitions, notices of appeal and court pleadings and executing powers of attorney to enable such Class A Holders to represent the interests of the Company in, and to assume control over, relevant examinations or proceedings insofar as they relate to the issues described in this Article; provided, however, that expenses incurred by the Company in connection with actions taken at the request of the Class A Holders shall be reimbursed to the Company by such Class A Holders on an after-tax basis. The Class A Holders shall be entitled to employ counsel of their choice in connection with any of the matters described in this Article X and shall bear all expenses associated with the employment of such counsel. The provisions of this paragraph shall also apply to any claim for a refund of taxes paid or withheld in connection with the matters described in this Article
X. Notwithstanding the foregoing provisions of this Section 10.6(b), if any Class A Holders assume control over any issue concerning the liability of the Company described in this Article at the examination, administrative or judicial levels, such Class A Holders shall not be entitled to settle or compromise any such claim except upon the written consent of the Company. If the Company fails to grant such consent, such Class A Holders shall not be required to pay any amounts pursuant to Section 10.5 in excess of the amounts they would have paid had the Company consented to such settlement or compromise, and the Company shall bear any further cost or expense of contesting any such issue.

                                   ARTICLE XI

                                 MISCELLANEOUS

  Section 11.1. Notices. All notices and other communications required or permitted by this Agreement shall be made in writing in the English language and any such notice or communication shall be deemed delivered when delivered in person, transmitted by telex or telecopier, or seven days after it has been sent by air mail, as follows:

    FT:
      6 place d'Alleray
      75505 Paris Cedex 15
      France
      Attn: Executive Vice President, International
      Tel: (33-1) 44-44-19-94
      Fax: (33-1) 46-54-53-69
    with a copy to:

      Debevoise & Plimpton
      875 Third Avenue
      New York, New York 10022
      U.S.A.
      Attn: Louis Begley, Esq.
      Tel: (212) 909-6273
      Fax: (212) 909-6836

    DT:
      Friedrich-Ebert-Allee 140
      D-53113 Bonn
      Germany
      Attn: Chief Executive Officer
      Tel: 49-228-181-9000
      Fax: 49-228-181-8970

    with a copy to:

      Mayer, Brown & Platt
      2000 Pennsylvania Avenue, N.W.
      Suite 6500
      Washington, D.C. 20006
      Attn: Werner Hein, Esq.
      Tel: (202) 778-8726
      Fax: (202) 861-0473

   Sprint:
      2330 Shawnee Mission
      Parkway, East Wing
      Westwood, Kansas 66205
      U.S.A.
      Attn: General Counsel
      Tel: (913) 624-8440
      Fax: (913) 624-8426

    with a copy to:

      King & Spalding
      191 Peachtree Street
      Atlanta, Georgia 30303
      U.S.A.
      Attn: Bruce N. Hawthorne, Esq.
      Tel: (404) 572-4903
      Fax: (404) 572-5146

The parties to this Agreement shall promptly notify each other in the manner provided in this Section 11.1 of any change in their respective addresses. A notice of change of address shall not be deemed to have been given until received by the addressee. Communications by telex or telecopier also shall be sent concurrently by mail, but shall in any event be effective as stated above.

  Section 11.2. Waiver, Amendment, etc. This Agreement may not be amended or supplemented, and no waivers of or consents to departures from the provisions hereof shall be effective, unless set forth in a writing signed by, and delivered to, all the parties hereto. No failure or delay of any party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

  Section 11.3. No Partnership. This Agreement is not intended, nor should anything herein be construed, to create the relationship of partners, joint venturers, principal and agent, or other fiduciary relationship among the Class A Holders and the Company. Except as expressly set forth herein, none of the Class A Holders will have any authority to represent or to bind the other Class A Holder or Holders or the Company in any manner whatsoever, and each Class A Holder will be solely responsible and liable for its own acts.

  Section 11.4. Binding Agreement; Assignment; No Third Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the parties hereto and their successors (including, without limitation, any successor of FT in a privatization) and permitted assigns. Except as set forth herein and by operation of law, no party to this Agreement may assign or delegate all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of each other party to this Agreement. Nothing expressed or implied herein is intended or will be construed to confer upon or to give to any third party any rights or remedies by virtue hereof. In the event of a reorganization of FT pursuant to, as a result of or in connection with, a privatization, the corporation or other entity formed to continue the business activities of FT shall assume the rights and obligations of FT under this Agreement.

  Section 11.5. GOVERNING LAW; DISPUTE RESOLUTION; EQUITABLE RELIEF. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAW).

  (b) EXCEPT AS PROVIDED IN ARTICLE IX HEREOF, EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS AND AGREES THAT ANY LEGAL ACTION, SUIT OR PROCEEDING BY IT AGAINST ANY OF THE OTHER PARTIES WITH RESPECT TO ITS RIGHTS, OBLIGATIONS OR LIABILITIES UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT BY SUCH PARTY ONLY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, IN THE EVENT (BUT ONLY IN THE EVENT) SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION OVER SUCH ACTION, SUIT OR PROCEEDING, IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY, AND EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY ACCEPTS AND SUBMITS TO THE JURISDICTION OF EACH OF THE AFORESAID COURTS IN PERSONAM, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, CLAIMS FOR INTERIM RELIEF, COUNTERCLAIMS, ACTIONS WITH MULTIPLE DEFENDANTS AND ACTIONS IN WHICH SUCH PARTY IS IMPLIED). EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A JURY TRIAL IN ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO, OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT. EACH OF FT AND DT HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM (IN SUCH CAPACITY, THE "PROCESS AGENT"), WITH AN OFFICE AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, FOR AND ON ITS BEHALF SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDINGS WITH RESPECT TO THIS AGREEMENT, AND SUCH SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY THEREOF TO THE PROCESS AGENT, PROVIDED THAT IN THE CASE OF ANY SUCH SERVICE UPON THE PROCESS AGENT, THE PARTY EFFECTING SUCH SERVICE SHALL ALSO DELIVER A COPY THEREOF TO FT AND DT IN THE MANNER PROVIDED IN SECTION 11.1. FT AND DT SHALL TAKE ALL SUCH ACTION AS MAY BE NECESSARY TO CONTINUE SAID APPOINTMENT IN FULL FORCE AND EFFECT OR TO APPOINT ANOTHER AGENT SO THAT FT AND DT WILL AT ALL TIMES HAVE AN AGENT FOR SERVICE OF PROCESS FOR THE ABOVE PURPOSES IN NEW YORK, NEW YORK. IN THE EVENT OF THE TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS AND BUSINESS OF THE PROCESS AGENT TO ANY OTHER CORPORATION BY CONSOLIDATION, MERGER, SALE OF ASSETS OR OTHERWISE,

SUCH OTHER CORPORATION SHALL BE SUBSTITUTED HEREUNDER FOR THE PROCESS AGENT WITH THE SAME EFFECT AS IF NAMED HEREIN IN PLACE OF CT CORPORATION SYSTEM. EACH OF FT AND DT FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED AIRMAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH IN THIS AGREEMENT, SUCH SERVICE OF PROCESS TO BE EFFECTIVE UPON ACKNOWLEDGMENT OF RECEIPT OF SUCH REGISTERED MAIL. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. EACH OF FT AND DT EXPRESSLY ACKNOWLEDGES THAT THE FOREGOING WAIVER IS INTENDED TO BE IRREVOCABLE UNDER THE LAWS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA.

  (c) EACH PARTY HERETO AGREES THAT MONEY DAMAGES WOULD NOT BE A SUFFICIENT REMEDY FOR THE OTHER PARTIES HERETO FOR ANY BREACH OF THIS AGREEMENT BY IT, AND THAT IN ADDITION TO ALL OTHER REMEDIES THE OTHER PARTIES HERETO MAY HAVE, THEY SHALL BE ENTITLED TO SPECIFIC PERFORMANCE AND TO INJUNCTIVE OR OTHER EQUITABLE RELIEF AS A REMEDY FOR ANY SUCH BREACH. EACH PARTY HERETO AGREES NOT TO OPPOSE THE GRANTING OF SUCH RELIEF IN THE EVENT A COURT DETERMINES THAT SUCH A BREACH HAS OCCURRED, AND TO WAIVE ANY REQUIREMENT FOR THE SECURING OR POSTING OF ANY BOND IN CONNECTION WITH SUCH REMEDY.

  Section 11.6. Severability. The invalidity or unenforceability of any provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by Applicable Law, each party hereto waives any provision of Applicable Law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to this Agreement to the extent possible.

  Section 11.7. Translation. The parties hereto have negotiated both this Agreement and the Memorandum of Understanding, dated June 14, 1994 (the "MOU"), among each of the parties hereto, in the English language, and have prepared successive drafts and the definitive texts of the MOU and this Agreement in the English language. For purposes of complying with the loi n(degrees) 94-665 du 4 aout 1994 relative a emploi de la langue francaise, the parties hereto have prepared a French version of this Agreement, which French version was executed and delivered simultaneously with the execution and delivery of the English version hereof, such English version having likewise been executed and delivered. The parties deem the French and English versions of this Agreement to be equally authoritative.

  Section 11.8. Table of Contents; Headings; Counterparts. The table of contents and the headings in this Agreement are for convenience of reference only and will not affect the construction of any provisions hereof. This Agreement may be executed in one or more counterparts, each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Agreement.

  Section 11.9. Entire Agreement. This Agreement and the Other Investment Documents embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, provided that this provision shall not abrogate (a) any other written agreement between the parties hereto, executed simultaneously with this Agreement, or (b) the understanding set forth in Item 1 of Schedule 2 to that certain memorandum dated June 22, 1995 among the Company, FT and DT. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, except as so provided in the preceding sentence.

  Section 11.10. Waiver of Immunity. Each of FT and DT agrees that, to the extent that it or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise based upon its status as an agency or instrumentality of government from any legal action, suit or proceeding or from set off or counterclaim relating to this Agreement from the jurisdiction of any competent court described in Section 11.5, from service of process, from attachment prior to judgment, from attachment in aid of execution of a judgment, from execution pursuant to a judgment or an arbitral award or from any other legal process in any jurisdiction, it, for itself and its property expressly, irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity with respect to such matters arising with respect to this Agreement or the subject matter hereof or thereof (including any obligation for the payment of money). Each of FT and DT agrees that the waiver in this provision is irrevocable and is not subject to withdrawal in any jurisdiction or under any statute, including the Foreign Sovereign Immunities Act, 28 U.S.C. (P) 1602 et seq. The foregoing waiver shall constitute a present waiver of immunity at any time any action is initiated against FT or DT with respect to this Agreement.

  Section 11.11. Board Membership. (a) FT confirms that its present intention is to nominate its Chairman of the Board to be a Class A Director.

  (b) DT confirms that its present intention is to nominate its Vorstandsvorsitzender to be a Class A Director.

  Section 11.12. Effect of Conversion. (a) If all of the shares of Class A Common Stock shall have been converted into Common Stock or if there is a termination of Fundamental Rights as to all outstanding shares of Class A Preference Stock, in either case pursuant to Section 7 of the Class A Provisions, each share of Class A Stock to have been issued by the Company thereafter pursuant to this Agreement shall (i) in the case of Class A Common Stock, instead be issued as one duly issued, fully paid and nonassessable share of Common Stock, and (ii) in the case of Class A Preference Stock, instead be issued as that number of duly issued, fully paid and nonassessable shares of Common Stock equal to the number of Class A Conversion Shares related to one share of Class A Preference Stock outstanding immediately prior to the date of issuance.

  (b) If all of the shares of Class A Common Stock held by a Qualified Stock Purchaser shall have been converted into Common Stock or if there is a termination of Fundamental Rights as to shares of Class A Preference Stock owned by such Qualified Stock Purchaser, in either case pursuant to Section 7 of the Class A provisions, each share of Class A Stock to have been issued by the Company to such Qualified Stock Purchaser pursuant to this Agreement shall
(i) in the case of Class A Common Stock, instead be issued as one duly issued, fully paid and nonassessable share of Common Stock, and (ii) in the case of Class A Preference Stock, instead be issued as that number of duly issued, fully paid and nonassessable shares of Common Stock equal to the number of Class A Conversion Shares related to one share of Class A Preference Stock outstanding immediately prior to the date of issuance.

  Section 11.13. Continuing Director Approval. Where Continuing Director approval is otherwise explicitly required under this Agreement with respect to a transaction or determination on the part of the Company, such approval shall not be required if (a) the Fair Price Provisions have been deleted in their entirety, (b) the Fair Price Provisions have been modified so as explicitly not to apply to any Class A Holder, or they have been modified in a manner reasonably satisfactory to FT and DT so as explicitly not to apply to any transactions with any Class A Holder contemplated by this Agreement or by the Other Investment Documents or the Articles as amended by the Amendment, (c) the transaction in question is not a "Business Combination" within the meaning of the Fair Price Provisions, or (d) the Class A Holder that is a party to the transaction, along with its Affiliates (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as in effect on October 1, 1982) and Associates (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as in effect on October 1, 1982), is not an "Interested Stockholder" or an "Affiliate" of an "Interested Stockholder" within the meaning of the Fair Price Provisions. Where this Agreement provides that Continuing Director approval is explicitly required to undertake a transaction or make a determination on the part of the Company, the Company shall not undertake such transaction or make such determination unless it first delivers a certificate, signed by a duly authorized officer of the Company, to each of FT and DT, certifying that such approval either has been obtained or is not required as set forth in the preceding sentence, and FT shall be entitled to rely on such certificate.

  In Witness Whereof, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                          Sprint Corporation


                                          By: _________________________________
                                             Name:
                                             Title:

                                          France Telecom


                                          By: _________________________________
                                             Name:
                                             Title:

                                          Deutsche Telekom AG


                                          By: _________________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT C

                              STANDSTILL AGREEMENT

  This Standstill Agreement (this "Agreement") dated as of July 31, 1995 by and among Sprint Corporation, a corporation formed under the laws of Kansas ("Sprint"), France Telecom, an exploitant public formed under the laws of France ("FT"), and Deutsche Telekom AG, an Aktiengesellschaft formed under the laws of Germany ("DT");

                                  WITNESSETH:

  Whereas, Sprint, FT and DT have entered into that certain Investment Agreement dated as of the date hereof (the "Investment Agreement") pursuant to which FT and DT have agreed to purchase shares of capital stock of Sprint; and

  Whereas, as a condition to its entering into the Investment Agreement, Sprint has required that FT and DT enter into this Agreement, which contains certain restrictions on purchases of Sprint capital stock by FT and DT and their respective Affiliates and Associates and certain other limitations on FT and DT and their respective Affiliates and Associates.

  Now, Therefore, in consideration of the premises and the representations, warranties, covenants and agreements contained herein and in the Other Agreements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of FT, DT and Sprint (each a "Party"), intending to be legally bound, hereby agrees as follows:

                                   ARTICLE 1.

                          DEFINITIONS AND CONSTRUCTION

  Section 1.1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings specified below:

  "Acquisition Proposal" shall have the meaning set forth in Section 8.3(a) of the Investment Agreement.

  "Affiliate" shall mean, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, such Person, provided that (a) no JV Entity shall be deemed an Affiliate of any Party unless (i) FT, DT and Atlas own a majority of the Voting Power of such JV Entity and Sprint does not have the Tie-Breaking Vote (as defined in Section 18.1 of the Joint Venture Agreement), (ii) FT, DT or Atlas has the Tie-Breaking Vote or (iii) FT, DT or any of their Affiliates cause such JV Entity to acquire Beneficial Ownership of any Sprint equity securities; (b) FT, DT and Sprint shall not be deemed Affiliates of each other; (c) Atlas shall be deemed an Affiliate of FT and DT; and (d) the term "Affiliate" shall not include any Government Affiliate.

  "Aggregate Foreign Ownership Limitation" shall mean the maximum aggregate percentage of equity interests of Sprint that may be Owned of Record or Voted by Aliens under Section 310(b)(4) of the Communications Act, without such ownership or voting resulting in the possible loss, or possible failure to secure the renewal or reinstatement, of any license or franchise of any Governmental Authority held by Sprint or any of its Affiliates to conduct any portion of the business of Sprint or such Affiliate, as such maximum aggregate percentage may be increased from time to time by amendments to such section or by waivers granted to Sprint by the FCC or by other determinations of the FCC, provided that if Section 310(b)(4) is repealed or otherwise made inapplicable to the ownership of Sprint capital stock by FT and DT, there shall be no Aggregate Foreign Ownership Limitation.

  "Aliens" shall mean "aliens," "their representatives," "a foreign government or representatives thereof" or "any corporation organized under the laws of a foreign country" as such terms are used in Section 310(b)(4) of the Communications Act.

  "Applicable Law" shall mean all applicable provisions of all (a) constitutions, treaties, statutes, laws (including common law), rules, regulations, ordinances or codes of any Governmental Authority, and (b) orders, decisions, injunctions, judgments, awards and decrees of any Governmental Authority.

  "Articles" shall mean the Articles of Incorporation of Sprint, as amended or supplemented from time to time.

  "Associate" shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act, provided that when used to indicate a relationship with FT or DT or their respective Subsidiaries or Affiliates, the term "Associate" shall mean (a) in the case of FT, any Person occupying the positions listed on Schedule A hereto, and (b) in the case of DT, any Person occupying the positions listed on Schedule B hereto, provided, further, that, in each case, no Persons occupying any such positions described in clause (a) or (b) hereof shall be deemed an "Associate" of FT or DT, as the case may be, unless the Persons occupying all such positions described in clauses (a) and (b) hereof Beneficially Own, in the aggregate, securities representing more than 0.2% of the Voting Power of the Company.

  "Atlas" shall mean the company to be formed as a societe anonyme under the laws of Belgium pursuant to the Joint Venture Agreement, dated as of December 15, 1994, as amended, between FT and DT.

  "Beneficial Owner" (including, with its correlative meanings, "Beneficially Own" and "Beneficial Ownership"), with respect to any securities, shall mean any Person which:

    (a) has, or any of whose Affiliates or Associates has, directly or indirectly, the right to acquire (whether such right is exercisable immediately or only after the passage of time) such securities pursuant to any agreement, arrangement or understanding (whether or not in writing), including pursuant to the Investment Agreement and the Stockholders' Agreement, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise;

    (b) has, or any of whose Affiliates or Associates has, directly or indirectly, the right to vote or dispose of (whether such right is exercisable immediately or only after the passage of time) or "beneficial ownership" of (as determined pursuant to Rule 13d-3 under the Exchange Act as in effect on the date hereof but including all such securities which a Person has the right to acquire beneficial ownership of, whether or not such right is exercisable within the 60-day period specified therein) such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing); or

    (c) has, or any of whose Affiliates or Associates has, any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any securities which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof), provided that Class A Stock and Common Stock held by one of FT or DT or its Affiliates or Associates shall not also be deemed to be Beneficially Owned by the other of FT or DT or its Affiliates or Associates.

  "Business Day" shall have the meaning set forth in Article I of the Investment Agreement.

  "Change of Control" shall have the meaning set forth in Article I of the Investment Agreement.

  "Class A Common Stock" shall mean the Class A Common Stock of Sprint.

  "Class A Preference Stock" shall mean the Class A Preference Stock of Sprint.

  "Class A Stock" shall mean the Class A Common Stock or, if shares of the Class A Preference Stock are outstanding, the Class A Preference Stock.

  "Class A Provisions" shall mean that portion of ARTICLE SIXTH of the Articles entitled "GENERAL PROVISIONS RELATING TO CLASS A STOCK," which will be included in an amendment to the Articles to be filed on or before the First Closing.

  "Common Stock" shall mean the Common Stock, par value U.S. $2.50 per share, of Sprint.

  "Communications Act" shall mean the United States Communications Act of 1934 and the rules and regulations thereunder.

  "Control" (including, with its correlative meanings, "Controlled by" and "under common Control with") shall mean, with respect to a Person or Group:

    (a) ownership by such Person or Group of Votes entitling it to exercise in the aggregate more than 50 percent of the Voting Power of the entity in question; or

    (b) possession by such Person or Group of the power, directly or indirectly, (i) to elect a majority of the board of directors (or equivalent governing body) of the entity in question; or (ii) to direct or cause the direction of the management and policies of or with respect to the entity in question, whether through ownership of securities, by contract or otherwise.

  "DT" shall have the meaning set forth in the introductory paragraph of this Agreement.

  "DT Investor Confidentiality Agreement" shall have the meaning set forth in
Article I of the Investment Agreement.

  "Exchange Act" shall mean the United States Securities Exchange Act of 1934 and the rules and regulations thereunder.

  "FCC" shall mean the United States Federal Communications Commission.

  "First Closing" shall have the meaning set forth in Section 2.1(a) of the Investment Agreement.

  "France" shall mean the Republic of France, including French Guiana, Guadeloupe, Martinique and Reunion, and its territories and possessions.

  "FT" shall have the meaning set forth in the introductory paragraph of this Agreement.

  "FT Investor Confidentiality Agreement" shall have the meaning set forth in
Article I of the Investment Agreement.

  "Germany" shall mean the Federal Republic of Germany.

  "Government Affiliate" shall mean any Governmental Authority of France or Germany or any other Person Controlled, directly or indirectly (other than by virtue of a government's inherent regulatory or statutory powers to control persons or entities within its jurisdiction), by any such Governmental Authority, provided that FT, DT, Atlas and any other Person directly, or indirectly through one or more intermediaries, Controlled by FT, DT or Atlas shall not be Government Affiliates.

  "Governmental Authority" shall mean any federation, nation, state, sovereign, or government, any federal, supranational, regional, state, local or political subdivision, any governmental or administrative body, instrumentality, department or agency or any court, administrative hearing body, arbitration tribunal, commission or other similar dispute resolving panel or body, and any other entity exercising executive, legislative, judicial, regulatory or administrative functions of a government, provided that the term "Governmental Authority" shall not include FT, DT or Atlas or any of their respective Subsidiaries.

  "Group" shall mean any group within the meaning of Section 13(d)(3) of the Exchange Act as in effect on the date hereof.

  "Initial Percentage Limitation" shall have the meaning set forth in Section 2.1(a)(ii), as adjusted pursuant to Section 2.2(a).

  "Initial Standstill Period" shall have the meaning set forth in Section 2.1(a)(ii).

  "Investment Agreement" shall have the meaning set forth in the Recitals.

  "Investment Completion Date" shall have the meaning set forth in Article I of the Investment Agreement.

  "Joint Venture" shall have the meaning set forth in Article I of the Investment Agreement.

  "Joint Venture Agreement" shall mean that certain Joint Venture Agreement, dated as of June 22, 1995, among FT, DT, Sprint and Sprint Global Venture, Inc.

  "Joint Venture Documents" shall have the meaning set forth in Article I of the Investment Agreement.

  "JV Entity" shall have the meaning set forth in Article I of the Investment Agreement.

  "Largest Other Holder" shall mean the Other Holder, if any, who Beneficially Owns a larger percentage of the Outstanding Sprint Voting Securities than any other Person, provided that, for purposes of this definition, FT, DT, their Affiliates and Associates and Qualified Stock Purchasers shall be considered a single Person.

  "Major Competitor" shall have the meaning set forth in Article I of the Investment Agreement.

  "Other Agreements" shall mean the Investment Agreement, the Stockholders' Agreement, the Registration Rights Agreement, the FT Investor Confidentiality Agreement and the DT Investor Confidentiality Agreement.

  "Other Holder" shall mean any Person other than (i) FT, DT, any of their respective Affiliates or Associates or any Qualified Stock Purchaser, (ii) Sprint, (iii) any Subsidiary of Sprint, (iv) any employee benefit plan of Sprint or of any Subsidiary of Sprint, or (v) any Person organized, appointed or established by Sprint or any Subsidiary of Sprint for or pursuant to the terms of any such plan.

  "Outstanding Sprint Voting Securities" shall mean the Sprint Voting Securities outstanding as of any particular date, plus all Sprint Voting Securities which as of such date any of FT or DT or any of their respective Affiliates is committed to acquire from Sprint or has the right to acquire (or to commit to acquire) from Sprint pursuant to the Investment Agreement and the Stockholders' Agreement.

  "Owned of Record or Voted by" shall have the meaning specified in Section 310(b)(4) of the Communications Act and published interpretations thereof by the FCC and the U.S. federal courts.

  "Passive Financial Institution" shall mean a bank (or comparable financial institution), insurance company, pension or retirement fund which acquires Voting Securities or other equity interests in a Qualified Subsidiary not with the purpose or effect of changing or influencing the control of the Qualified Subsidiary or Sprint, nor in connection with or as a participant in any transaction having such purpose or effect; provided that the term "Passive Financial Institution" shall not include any Major Competitor of Sprint or of the Joint Venture.

  "Percentage Limitation" shall have the meaning set forth in Section 2.1(a)(iii), as adjusted pursuant to Section 2.2(a).

  "Percentage Limitation Adjustment Event" shall mean the acquisition by an Other Holder of Beneficial Ownership of Outstanding Sprint Voting Securities in excess of the applicable Percentage Limitation, unless any of FT, DT or any Qualified Subsidiary shall have breached any of the provisions of Section 3.1 or 3.2 of this Agreement or any corresponding provision of any Qualified Subsidiary Standstill Agreement and such breach resulted in, or was intended to facilitate, such Other Holder's acquisition of Beneficial Ownership of Outstanding Sprint Voting Securities in excess of the applicable Percentage Limitation.

  "Percentage Ownership Interest" shall mean, with respect to any Person, that percentage of the Voting Power of Sprint represented by Votes associated with the Sprint Voting Securities owned of record by such Person or by its nominees.

  "Person" shall mean an individual, a partnership, an association, a joint venture, a corporation, a business, a trust, any entity organized under Applicable Law, an unincorporated organization or any Governmental Authority.

  "Qualified Stock Purchaser" shall have the meaning set forth in Article I of the Stockholders' Agreement.

  "Qualified Stock Purchaser Standstill Agreement" shall mean a Standstill Agreement in form and substance satisfactory to Sprint, FT and DT.

  "Qualified Subsidiary" shall have the meaning set forth in Article I of the Investment Agreement.

  "Qualified Subsidiary Standstill Agreement" shall mean a Standstill Agreement in the form of Exhibit A.

  "Registration Rights Agreement" shall have the meaning set forth in Article I of the Investment Agreement.

  "Related Company" shall mean any Person not Controlled by FT or DT, but in which FT, DT and their respective Affiliates and Associates, individually or in the aggregate, directly or indirectly through one or more intermediaries, own securities entitling them to exercise in the aggregate more than 35 percent of the Voting Power of such Person.

  "SEC" shall mean the United States Securities and Exchange Commission.

  "Section 3(b)(v) Conversion" shall mean the conversion of all of the outstanding shares of Class A Preference Stock into Class A Common Stock or Common Stock pursuant to Section 3(b)(v) of the Class A Provisions.

  "Section 3(b)(v) Conversion Date" shall mean the date of the Section 3(b)(v) Conversion.

  "Sprint" shall have the meaning set forth in the introductory paragraph of this Agreement.

  "Sprint Rights Plan" shall mean the Rights Agreement dated as of August 8, 1989, as amended, between Sprint and UMB Bank, n.a., as rights agent.

  "Sprint Voting Securities" shall mean the Common Stock, the Class A Stock and any other securities of Sprint having the right to Vote.

  "Stockholders' Agreement" shall have the meaning set forth in Article I of the Investment Agreement.

  "Strategic Investor" shall mean any Person which owns directly any equity interests in a Qualified Subsidiary, other than FT, DT, any wholly owned Subsidiary of FT or DT or a Passive Financial Institution.

  "Strategic Investor Standstill Agreement" shall mean a Standstill Agreement in the form of Exhibit B.

  "Strategic Merger" shall have the meaning set forth in Article I of the Investment Agreement.

  "Subsequent Percentage Limitation" shall have the meaning set forth in
Section 2.1(a)(iii), as adjusted pursuant to Section 2.2(a).

  "Subsidiary" shall mean, with respect to any Person (the "Parent"), any other Person in which the Parent, one or more Subsidiaries of the Parent, or the Parent and one or more of its Subsidiaries (a) have the ability, through ownership of securities individually or as a group, ordinarily, in the absence of contingencies, to elect a majority of the directors (or individuals performing similar functions) of such other Person, and (b) own more than 50% of the equity interests, provided that Atlas shall be deemed to be a Subsidiary of each of FT and DT.

  "Vote" shall mean, as to any entity, the ability to cast a vote at a stockholders' or comparable meeting of such entity with respect to the election of directors or other members of such entity's governing body, provided that with respect to Sprint only, the term "Vote" shall mean the ability to exercise general voting power (as opposed to the exercise of special voting or disapproval rights such as those set forth in the Class A Provisions) with respect to matters other than the election of directors at a meeting of the stockholders of Sprint and shall include the aggregate number of Votes represented by all Sprint Voting Securities which as of such date any of FT or DT or any of their respective Affiliates is committed to acquire from Sprint or has the right to acquire (or to commit to acquire) from Sprint pursuant to the Investment Agreement and the Stockholders' Agreement.

  "Voting Power" shall mean, as to any entity as at any date, the aggregate number of Votes outstanding as at such date in respect of such entity plus, in the case of Sprint, the aggregate number of Votes represented by all Sprint Voting Securities which as of such date any of FT or DT or any of their respective Affiliates is committed to acquire from Sprint or has the right to acquire (or to commit to acquire) from Sprint pursuant to the Investment Agreement and the Stockholders' Agreement.

  Section 1.2. Interpretation and Construction of this Agreement. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections and Exhibits shall be deemed to be references to Articles and Sections of, and Exhibits to, this Agreement unless the context shall otherwise require. The headings of the Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context shall otherwise require or provide, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision).

                                   ARTICLE 2.

              RESTRICTIONS ON ACQUISITION OF VOTING SECURITIES BY
                   FT, DT AND THEIR AFFILIATES AND ASSOCIATES

  Section 2.1. Acquisition Restrictions.

  (a) Subject to Sections 2.2, 2.3 and 2.4, each of FT and DT agrees that it will not, and will cause each of its respective Affiliates and Associates not to, directly or indirectly, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of:

    (i) any Sprint Voting Securities at any time prior to the earlier of (A) the Investment Completion Date, and (B) the Section 3(b)(v) Conversion Date, in each case other than as a result of purchases from Sprint pursuant to the Investment Agreement;

    (ii) if a Section 3(b)(v) Conversion has not occurred, any Sprint Voting Securities on or following the Investment Completion Date and prior to the fifteenth anniversary of the date hereof (the "Initial Standstill Period"), if as a result the Votes represented by the Sprint Voting Securities Beneficially Owned in the aggregate by FT, DT and their respective Affiliates and Associates would represent in the aggregate more than 20% of the Voting Power represented by the Outstanding Sprint Voting Securities (the "Initial Percentage Limitation");

    (iii) if a Section 3(b)(v) Conversion has not occurred, any Sprint Voting Securities following the Initial Standstill Period, if as a result the Votes represented by the Sprint Voting Securities Beneficially Owned in the aggregate by FT, DT and their respective Affiliates and Associates would represent in the aggregate more than 30% of the Voting Power represented by the Outstanding Sprint Voting Securities (the "Subsequent Percentage Limitation"; the Initial Percentage Limitation and the Subsequent Percentage Limitation, as the case may be, also being referred to as the "Percentage Limitations"), provided that the Sprint Voting Securities Beneficially Owned in the aggregate by FT and DT and their respective Affiliates and Associates may not at any time exceed 80% of the Aggregate Foreign Ownership Limitation;

    (iv) if a Section 3(b)(v) Conversion has occurred, any Sprint Voting Securities on or following the Section 3(b)(v) Conversion Date; or

    (v) any Sprint nonvoting equity securities following the date hereof.

  (b) In addition to any other restrictions contained herein or in the Joint Venture Documents, the Parties agree that none of the Parties will cause any JV Entity to, directly or indirectly, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of any equity securities of Sprint.

  Section 2.2. Exception to Purchase Restrictions.

  (a) Subject to Section 2.4, if a Percentage Limitation Adjustment Event shall occur, then the applicable Percentage Limitation shall be increased to the extent necessary so that Sections 2.1(a)(ii) and 2.1(a)(iii) do not prohibit FT, DT and their respective Affiliates from acquiring Beneficial Ownership of additional Sprint Voting Securities such that the Votes represented by the Sprint Voting Securities Beneficially Owned in the aggregate by FT, DT and their respective Affiliates and Associates and any Qualified Stock Purchasers would be equal to (but no greater than) the Votes represented by the Sprint Voting Securities Beneficially Owned by the Largest Other Holder, after giving effect to any dilution to such holder resulting from the operation of the Sprint Rights Plan, provided that the Sprint Voting Securities Beneficially Owned in the aggregate by FT and DT and their respective Affiliates may not at any time exceed 80% of the Aggregate Foreign Ownership Limitation.

  (b) Subject to Section 2.4, if an acquisition by FT, DT or any of their respective Affiliates or Associates of Beneficial Ownership of additional Sprint Voting Securities otherwise permitted by Section 2.1(a)(iii) or 2.2(a) is prohibited thereunder due to the proviso at the end of such Section, then FT or DT may assign to one or more non-Alien Qualified Stock Purchasers in accordance with Section 7.2 of the Stockholders' Agreement their rights under
Section 2.1(a)(iii) or 2.2(a) to purchase in the aggregate the number of shares of Sprint Voting Securities which equals the number of shares of Sprint Voting Securities the purchase of which is prohibited by the proviso at the end of
Section 2.1(a)(iii) or Section 2.2(a), as the case may be.

  Section 2.3. Effect of Action by Sprint.

  (a) Subject to Section 2.3(b), neither FT nor DT shall be deemed in violation of this Article 2 if the Beneficial Ownership of Sprint Voting Securities by FT, DT and their respective Affiliates and Associates exceeds the applicable Percentage Limitation (i) solely as a result of an acquisition of Sprint Voting Securities by Sprint that, by reducing the number of Outstanding Sprint Voting Securities, increases the proportionate number of Sprint Voting Securities Beneficially Owned by FT, DT and their respective Affiliates and Associates, or
(ii) because FT, DT or their respective Affiliates or Associates purchase shares in excess of the applicable Percentage Limitation in reliance on information regarding the number of outstanding shares of Sprint provided directly to any of FT, DT and their respective Affiliates and Associates by Sprint in response to a request for such information by any of FT, DT and their respective Affiliates and Associates immediately prior to such purchase.

  (b) Notwithstanding Section 2.3(a), the applicable Percentage Limitation shall be deemed exceeded if (i) in the case of Section 2.3(a)(i), FT, DT or any of their respective Affiliates or Associates acquires Beneficial Ownership of any additional Sprint Voting Securities after it has been notified of an acquisition of Sprint Voting Securities by Sprint, or (ii) in the case of
Section 2.3(a)(ii), FT, DT or any of their respective Affiliates or Associates acquires Beneficial Ownership of additional Sprint Voting Securities after it has been notified that the information regarding the number of outstanding shares previously provided to it was incorrect and it has been provided by Sprint with correct information, unless in the case of clause (i) or (ii):

    (x) upon the acquisition of Beneficial Ownership of such additional Sprint Voting Securities, FT, DT and their respective Affiliates and Associates do not Beneficially Own in the aggregate more than the applicable Percentage Limitation, or

    (y) subject to the rights of Sprint in Section 5.7 of the Stockholders' Agreement, such acquisition is effected pursuant to (A) the exercise of equity purchase rights by FT or DT pursuant to the Stockholders' Agreement, or (B) market purchases which are made solely in lieu of the exercise of equity purchase rights by FT or DT pursuant to the Stockholders' Agreement following the issuance of securities by Sprint, so long as (1) either (I) FT or DT, as the case may be, has irrevocably waived its rights to exercise the equity purchase rights in respect of which such market purchases are made in lieu thereof, or (II) the time period for the exercise of such equity purchase rights has expired without the exercise of such rights, and
  (2) following such market purchases, the Percentage Ownership Interest of FT, DT and their respective Affiliates and Associates does not exceed the Percentage Ownership Interest of FT, DT and their respective Affiliates and Associates which would have been in effect had FT, DT and their respective Affiliates exercised such equity purchase rights.

  Section 2.4. Sprint Rights Plan.

  (a) Notwithstanding the provisions of Sections 2.1 and 2.2, each of FT and DT agrees that it will not, and will cause each of its respective Affiliates not to, directly or indirectly, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of any Sprint Voting Securities if such acquisition would result in FT or DT or any of their respective Affiliates being deemed an Acquiring Person (as such term is defined in the Sprint Rights
Plan) or result in the occurrence of a Stock Acquisition Date, Distribution Date, Section 11(a)(ii) Event or Section 13 Event (as such terms are defined in the Sprint Rights Plan).

  (b) If the Sprint Board of Directors amends or waives the provisions of the Sprint Rights Plan in such a manner to permit an Other Holder to acquire Beneficial Ownership of Sprint Voting Securities having Votes in excess of the applicable Percentage Limitation without such acquisition resulting in the Other Holder being deemed an Acquiring Person or resulting in the occurrence of a Stock Acquisition Date, Distribution Date, Section 11(a)(ii) Event or Section 13 Event or makes any other changes to the Sprint Rights Plan which would permit any Other Holder to own Sprint Voting Securities having Votes in excess of the applicable Percentage Limitation without triggering adverse consequences under the Sprint Rights Plan to such Other Holder, then Sprint will amend or waive the provisions of the Sprint Rights Plan so that the Sprint Rights Plan does not impose any prohibition (including any prohibition on the ownership of Voting Securities), on FT, DT and their respective Affiliates and Associates which is more restrictive than the restrictions imposed on any Other Holder.

                                   ARTICLE 3.

                      OTHER STANDSTILL PROVISIONS; QUORUM

  Section 3.1. Standstill Covenants. Each of FT and DT agrees that it will not, and it will cause each of its respective Affiliates and Associates not to, directly or indirectly, alone or in concert with others (including with any Government Affiliate, Related Company or Qualified Stock Purchaser), unless specifically requested in writing by the Chairman of Sprint or by a resolution of a majority of the directors of Sprint, take any of the actions set forth below, except to the extent expressly permitted or provided for by the Other Agreements and the Joint Venture Documents:

    (a) effect, seek, offer, propose (whether publicly or otherwise) or cause or participate in, or assist any other Person to effect, seek, offer or propose (whether publicly or otherwise) or participate in:

      (i) any acquisition of Beneficial Ownership of Sprint Voting Securities or other equity interests in Sprint which would result in a breach of Article 2 of this Agreement;

      (ii) any tender or exchange offer, merger, consolidation, share exchange or business combination involving Sprint or any material portion of its business or any purchase of all or any substantial part of the assets of Sprint or any material portion of its business, provided that nothing in this clause (ii) shall prohibit discussions by the Parties in connection with the conduct of the business of the JV Entities in the manner contemplated by the Joint Venture Documents or in connection with offers by FT or DT to purchase equity interests owned by Sprint in the JV Entities;

      (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to Sprint or any material portion of its business, provided that nothing in this clause
    (iii) shall prohibit discussions by the Parties in connection with the conduct of the business of the JV Entities or in connection with offers by FT or DT to purchase equity interests owned by Sprint in the JV Entities; or

      (iv) any "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC but without regard to the exclusion set forth in
    Section 14a-1(l)(2)(iv) from the definition of "solicitation") with respect to Sprint or any of its Affiliates or any action resulting in such Person becoming a "participant" in any "election contest" (as such terms are used in the proxy rules of the SEC) with respect to Sprint or any of its Affiliates;

    (b) propose any matter for submission to a vote of stockholders of Sprint or any of its Affiliates; provided that nothing in this Section 3.1(b) shall restrict the manner in which the members of the Board of Directors of Sprint elected by the holders of Class A Stock may (i) vote on any matter submitted to such Board, or (ii) participate in deliberations or discussions of such Board (including making suggestions and raising issues to the Board, so long as such actions do not otherwise violate any other provision of this Section 3.1 or Section 3.2) in their capacity as members of such Board and in no other capacity, including any capacity such persons serving as directors otherwise may have as a director, officer, employee, agent or representative of any other Person, including any holder of Class A Stock;

    (c) form, join or participate in a Group with respect to any Sprint Voting Securities (other than any Group whose members consist solely of FT, DT, any of their respective Affiliates and Associates and any Qualified Subsidiaries);

    (d) grant any proxy with respect to any Sprint Voting Securities to any Person not designated by Sprint, except for proxies granted to FT or DT or Qualified Subsidiaries or to individuals who are officers, employees or regular agents or advisors of FT or DT or Qualified Subsidiaries who have received specific instructions from FT, DT or Qualified Subsidiaries, as the case may be, as to the voting of such Sprint Voting Securities with respect to the matter or matters for which the proxy is granted;

    (e) deposit any Sprint Voting Securities in a voting trust or subject any Sprint Voting Securities to any arrangement or agreement with respect to the voting of such Sprint Voting Securities or other agreement having similar effect, except for agreements solely among FT, DT and any Qualified Subsidiary;

    (f) execute any written stockholder consent with respect to Sprint, except for written consents executed by such Persons as holders of the Class A Stock in connection with (i) the election of Class A Directors (as defined in the Articles), (ii) the approval or disapproval of a Subject Event, Major Issuance or Major Competitor Transaction (each as defined in the Articles) during the period in which the holders of the Class A Stock are entitled to exercise disapproval rights with respect to such matter, or
  (iii) any vote by the holders of the Class A Stock with respect to which such holders are entitled to vote as a class;

    (g) take any other action to seek to affect the control of the management or Board of Directors of Sprint or any of its Affiliates; provided that nothing in this Section 3.1(g) shall restrict the manner in which the members of the Board of Directors of Sprint elected by the holders of Class A Stock may (i) vote on any matter submitted to such Board, or (ii) participate in deliberations or discussions of such

  Board (including making suggestions and raising issues to the Board, so long as such actions do not otherwise violate any other provision of this
  Section 3.1 or Section 3.2) in their capacity as members of such Board and in no other capacity, including any capacity such persons serving as directors otherwise may have as a director, officer, employee, agent or representative of any other Person, including any holder of Class A Stock;

    (h) enter into any discussions, negotiations, arrangements or understandings with any Person (including any Government Affiliate, Related Company or Qualified Stock Purchaser) other than FT, DT, their Affiliates, Associates and their respective directors, officers, employees, agents or advisors with respect to any of the foregoing, or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing;

    (i) disclose to any Person (including any Government Affiliate, Related Company or Qualified Stock Purchaser) other than FT, DT, their Affiliates, Associates and their respective directors, officers, employees, agents or advisors any intention, plan or arrangement inconsistent with the foregoing or with the restrictions on transfer set forth in Article II of the Stockholders' Agreement or form any such intention which would result in FT, DT or any of their respective Affiliates or Associates being required to make any such disclosure in any filing with a Governmental Authority or being required by Applicable Law to make a public announcement with respect thereto; or

    (j) request Sprint or any of its Affiliates, directors, officers, employees, representatives, advisors or agents, directly or indirectly, to amend or waive in any material respect this Agreement (including this Section 3.1(j)) or the articles of incorporation or the bylaws of Sprint or any of its Affiliates.

  Section 3.2. Press Releases, Etc. by FT and DT.

  (a) Subject to Section 3.2(b), each of FT and DT may issue such press releases and make such other public communications to the financial community and to its stockholders and such other public statements made in the ordinary course relating to its investment in Sprint, in each case as it reasonably deems appropriate and customary. Prior to making any such press release or other communication, FT and DT will use reasonable efforts to consult with Sprint in good faith regarding the form and content of any such communication, and FT and DT will use reasonable efforts to coordinate any such communication with any decisions reached by Sprint with respect to disclosures relating to such matters.

  (b) Notwithstanding the provisions of Section 3.2(a), unless required by Applicable Law, neither FT nor DT, nor any of their respective Affiliates or Associates, may make any press release, public announcement or other communication with respect to any of the matters described in Sections 3.1(a), 3.1(b), 3.1(c), 3.1(g), 3.1(h) or 3.1(j) without the prior written consent of the Chairman of Sprint or by a resolution of a majority of the directors of Sprint. Nothing in this Section 3.2 shall permit FT or DT to take any action which would otherwise violate any provision contained in Section 3.1.

  Section 3.3. Voting of Sprint Voting Securities. Except as set forth in Sections 3.1(d), 3.1(e) and 3.1(f), nothing in Section 3.1 shall restrict the manner in which FT, DT and their respective Affiliates may vote their Sprint Voting Securities.

  Section 3.4. Quorum. Each of FT and DT shall use reasonable efforts to ensure that they shall be present, and shall use reasonable efforts to cause their respective Affiliates and Associates owning Sprint Voting Securities to be present, in each case, in person or by proxy, at all meetings of stockholders of Sprint so that all Sprint Voting Securities Beneficially Owned by FT and DT and their respective Affiliates and Associates shall be counted for purposes of determining the presence of a quorum at such meeting.

  Section 3.5. Notice of Proposals Regarding Acquisition Transactions. Each of FT and DT agrees that it will notify Sprint promptly if any inquiries or proposals which FT or DT reasonably believes are of substance are received by, any information is exchanged with respect to, or any negotiations or substantive discussions are initiated or continued with, FT or DT or any of their respective Affiliates regarding any Acquisition Proposal involving Sprint or any purchase of any of the shares of capital stock of Sprint Beneficially Owned by FT, DT or any of their respective Affiliates pursuant to a tender offer or exchange offer.

                                   ARTICLE 4.

                         OBLIGATIONS OF OTHER ENTITIES

  Section 4.1. Qualified Subsidiaries. FT and DT shall cause each Person which, as a result of the acquisition of Beneficial Ownership of any Sprint Voting Securities, would become a Qualified Subsidiary to execute a Qualified Subsidiary Standstill Agreement prior to and as a condition to the effectiveness of such acquisition.

  Section 4.2. Strategic Investors. FT and DT shall cause each Person which, as a result of an acquisition of Beneficial Ownership of any equity interest in a Qualified Subsidiary, would become a Strategic Investor (and any Person who Beneficially Owns more than 35% of the Voting Power, or otherwise Controls, such acquiring Person) to execute a Strategic Investor Standstill Agreement prior to and as a condition to the effectiveness of such acquisition.

                                   ARTICLE 5.

                                 MISCELLANEOUS

  Section 5.1. Termination. The provisions of this Agreement shall terminate
(a) on the second anniversary of the date of the termination of the Investment Agreement but only if such agreement is terminated prior to the First Closing, or (b) if the Company proceeds with a transaction involving a Change of Control following the process described in Section 4.1 of the Stockholders' Agreement. Any termination of the Agreement as provided herein shall be without prejudice to the rights of any Party arising out of the breach by any other Party of any provision of this Agreement.

  Section 5.2. Notices. All notices and other communications required or permitted by this Agreement shall be made in writing in the English language and any such notice or communication shall be deemed delivered when delivered in person, transmitted by telex or telecopier, or seven days after it has been sent by air mail, as follows:

    FT:
      6 place d'Alleray
      75505 Paris Cedex 15
      France
      Attention: Executive Vice President, International
      Tel: (33-1) 44-44-19-94
      Fax: (33-1) 46-54-53-69

    with a copy to:

      Debevoise & Plimpton
      875 Third Avenue
      New York, New York 10022
      U.S.A.
      Attention: Louis Begley, Esq.
      Tel: (212) 909-6273
      Fax: (212) 909-6836

    DT:
      Friedrich-Ebert-Allee 140
      D-53113 Bonn
      Germany
      Attention: Chief Executive Officer
      Tel: 49-228-181-9000
      Fax: 49-228-181-8970
    with a copy to:

      Mayer, Brown & Platt
      2000 Pennsylvania Avenue, N.W.
      Suite 6500
      Washington, D.C. 20006
      U.S.A.
      Attention: Werner Hein, Esq.
      Tel: (202) 778-8726
      Fax: (202) 861-0473

   Sprint:
      2330 Shawnee Mission Parkway
      East Wing
      Westwood, Kansas 66205
      U.S.A.
      Attention: General Counsel
      Tel: (913) 624-8440
      Fax: (913) 624-8426

    with a copy to:

      King & Spalding
      191 Peachtree Street
      Atlanta, Georgia 30303
      U.S.A.
      Attention: Bruce N. Hawthorne, Esq.
      Tel: (404) 572-4903
      Fax: (404) 572-5146

The Parties shall promptly notify each other in the manner provided in this
Section 5.2 of any change in their respective addresses. A notice of change of address shall not be deemed to have been given until received by the addressee. Communications by telex or telecopier also shall be sent concurrently by mail, but shall in any event be effective as stated above.

  Section 5.3. Assignment. No Party will assign this Agreement or any rights, interests or obligations hereunder, or delegate performance of any of its obligations hereunder, without the prior written consent of each other Party.

  Section 5.4. Entire Agreement. This Agreement, including the Exhibits attached hereto, embodies the entire agreement and understanding of the Parties in respect of the subject matter contained herein, provided that this provision shall not abrogate any other written agreement between the Parties executed simultaneously with this Agreement. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

  Section 5.5. Waiver, Amendment, etc. This Agreement may not be amended or supplemented, and no waivers of or consents to departures from the provisions hereof shall be effective, unless set forth in a writing signed by, and delivered to, all the Parties. No failure or delay of any Party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

  Section 5.6. Binding Agreement; No Third Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the Parties and their successors (including any successor of FT in a privatization) and permitted assigns. Nothing expressed or implied herein is intended or will be construed to confer upon or to give to any third party any rights or remedies by virtue hereof. In the event of a reorganization of FT pursuant to, as a result of or in connection with, a privatization, the corporation or other entity formed to continue the business activities of FT shall assume the rights and obligations of FT under this Agreement.

  Section 5.7. Governing Law; Dispute Resolution; Equitable Relief.

  (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAW).

  (b) EACH PARTY IRREVOCABLY CONSENTS AND AGREES THAT ANY LEGAL ACTION, SUIT OR PROCEEDING AGAINST IT WITH RESPECT TO ITS OBLIGATIONS OR LIABILITIES UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, IN THE EVENT (BUT ONLY IN THE EVENT) SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION OVER SUCH ACTION, SUIT OR PROCEEDING, IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE CITY OF NEW YORK, AND EACH PARTY HEREBY IRREVOCABLY ACCEPTS AND SUBMITS TO THE JURISDICTION OF EACH OF THE AFORESAID COURTS IN PERSONAM, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING (INCLUDING CLAIMS FOR INTERIM RELIEF, COUNTERCLAIMS, ACTIONS WITH MULTIPLE DEFENDANTS AND ACTIONS IN WHICH SUCH PARTY IS IMPLED). EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A JURY TRIAL IN ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO, OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

  (c) EACH OF FT AND DT HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM (IN SUCH CAPACITY, THE "PROCESS AGENT"), WITH AN OFFICE AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, FOR AND ON ITS BEHALF SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDINGS WITH RESPECT TO THIS AGREEMENT, AND SUCH SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY THEREOF TO THE PROCESS AGENT, PROVIDED THAT IN THE CASE OF ANY SUCH SERVICE UPON THE PROCESS AGENT, THE PARTY EFFECTING SUCH SERVICE SHALL ALSO DELIVER A COPY THEREOF TO FT AND DT IN THE MANNER PROVIDED IN
SECTION 5.2. FT AND DT SHALL TAKE ALL SUCH ACTION AS MAY BE NECESSARY TO CONTINUE SAID APPOINTMENT IN FULL FORCE AND EFFECT OR TO APPOINT ANOTHER AGENT SO THAT FT AND DT WILL AT ALL TIMES HAVE AN AGENT FOR SERVICE OF PROCESS FOR THE ABOVE PURPOSES IN NEW YORK, NEW YORK. IN THE EVENT OF THE TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS AND BUSINESS OF THE PROCESS AGENT TO ANY OTHER CORPORATION BY CONSOLIDATION, MERGER, SALE OF ASSETS OR OTHERWISE, SUCH OTHER CORPORATION SHALL BE SUBSTITUTED HEREUNDER FOR THE PROCESS AGENT WITH THE SAME EFFECT AS IF NAMED HEREIN IN PLACE OF CT CORPORATION SYSTEM. EACH OF FT AND DT FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED AIRMAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH IN THIS AGREEMENT, SUCH SERVICE OF PROCESS TO BE EFFECTIVE UPON ACKNOWLEDGMENT OF RECEIPT OF SUCH REGISTERED MAIL. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. EACH OF FT AND DT EXPRESSLY ACKNOWLEDGES THAT THE FOREGOING WAIVER IS INTENDED TO BE IRREVOCABLE UNDER THE LAWS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA.

  (d) EACH PARTY AGREES THAT MONEY DAMAGES WOULD NOT BE A SUFFICIENT REMEDY FOR THE OTHER PARTIES FOR ANY BREACH OF THIS AGREEMENT BY IT, AND THAT IN ADDITION TO ALL OTHER REMEDIES THE OTHER PARTIES MAY HAVE, THEY SHALL BE ENTITLED TO SPECIFIC PERFORMANCE AND TO INJUNCTIVE OR OTHER EQUITABLE RELIEF AS A REMEDY FOR ANY SUCH BREACH. EACH PARTY AGREES NOT TO OPPOSE THE GRANTING OF SUCH RELIEF IN THE EVENT A COURT DETERMINES THAT SUCH BREACH HAS OCCURRED, AND AGREES TO WAIVE ANY REQUIREMENT FOR THE SECURING OR POSTING OF ANY BOND IN CONNECTION WITH SUCH REMEDY.

  Section 5.8. Severability. The invalidity or unenforceability of any provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by Applicable Law, each Party waives any provision of Applicable Law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the Parties to the extent possible.

  Section 5.9. Translation. The parties hereto have negotiated both this Agreement and the Memorandum of Understanding, dated June 14, 1994 (the "MOU"), among each of the parties hereto, in the English language, and have prepared successive drafts and the definitive texts of the MOU and this Agreement in the English language. For purposes of complying with loi n(degrees) 94-665 du 4 aout 1994 relative a l'emploi de la langue francaise, the parties hereto have prepared a French version of this Agreement, which French version was executed and delivered simultaneously with the execution and delivery of the English version hereof. The parties deem the French and English versions of this Agreement to be equally authoritative.

  Section 5.10. Counterparts. This Agreement may be executed in one or more counterparts each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Agreement.

  Section 5.11. Waiver of Immunity. Each of FT and DT agrees that, to the extent that it or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise based upon its status as an agency or instrumentality of government from any legal action, suit or proceeding or from setoff or counterclaim relating to this Agreement from the jurisdiction of any competent court, from service of process, from attachment prior to judgment, from attachment in aid of execution of a judgment, from execution pursuant to a judgment or arbitral award or from any other legal process in any jurisdiction, it, for itself and its property expressly, irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity with respect to such matters arising with respect to this Agreement or the subject matter hereof (including any obligation for the payment of money). Each of FT and DT agrees that the waiver in this provision is irrevocable and is not subject to withdrawal in any jurisdiction or under any statute, including the Foreign Sovereign Immunities Act, 28 U.S.C. (S)1602, et seq. The foregoing waiver shall constitute a present waiver of immunity at any time any action is initiated against FT or DT with respect to this Agreement.

  Section 5.12. Remedies. In addition to any other remedies which may be available to Sprint (including any remedies which Sprint may have at law or in equity):

    (a) Each of FT and DT agrees that Sprint shall have no obligation to honor transfers of Sprint Voting Securities or other equity interests in Sprint to FT, DT or any of their respective Affiliates or Associates which would cause any of FT, DT and their respective Affiliates or Associates to Beneficially Own Sprint Voting Securities or other equity interests in Sprint in violation of this Agreement, any such transfers shall be void and of no effect, and Sprint shall be entitled to instruct any transfer agent or agents for the equity interests in Sprint to refuse to honor such transfers; and

    (b) FT and DT acknowledge the provisions set forth in Section 5 of that portion of ARTICLE SIXTH of the Articles entitled "GENERAL PROVISIONS RELATING TO ALL STOCK," Section 7(b) of the Class A Provisions, and Section
  3.5 and Article VIII of the Stockholders' Agreement relating to the consequences of a breach of certain provisions of this Agreement or any Qualified Subsidiary Standstill Agreement or to the consequences of certain actions taken by a Government Affiliate, Qualified Stock Purchaser, Strategic Investor or Related Company.

  In Witness Whereof, Sprint, FT and DT have caused their respective duly authorized officers to execute this Agreement as of the day and year first above written.


                                          Sprint Corporation

                                                    /s/ W. T. Esrey
                                          By: _________________________________
                                                     William T. Esrey
                                               Chairman and Chief Executive
                                                          Officer

                                          France Telecom

                                                 /s/ Charles Rozmaryn
                                          By: _________________________________
                                                     Charles Rozmaryn
                                                     Directeur General

                                          Deutsche Telekom AG

                                                    /s/ Ron Sommer
                                          By: _________________________________
                                                      Dr. Ron Sommer
                                                Vorsitzender des Vorstandes

                                                                       EXHIBIT D

                                   COMPOSITE
                           ARTICLES OF INCORPORATION
                                       OF
                               SPRINT CORPORATION
           MARKED TO SHOW CHANGES EFFECTED BY THE CHARTER AMENDMENTS

  Additions to current Articles of Incorporation effected by the Charter Amendments are shown by italics. Deletions from current Articles of Incorporation effected by the Charter Amendments are shown by strike out.

                                     FIRST

  The name of the Corporation is SPRINT CORPORATION.

                                     SECOND
**
  That this corporation is organized for profit, and that the purposes for which it is formed are: **
**
  The construction and maintenance of a telephone line; the construction and maintenance of a telegraph line; the supply of water to the public; the manufacture and supply of gas or the supply of light or heat to the public by other means; the production and supply of light, heat or power by electricity; the construction and maintenance of sewers; the transaction of any manufacturing, mining, mechanical, chemical or mercantile and agricultural implements or produce business, either separately or combined; and the powers (but not by way of limitation) to convey gas in pipes; to lend and borrow money that may be necessary and proper in connection with the conduct of its business; to hold, purchase, mortgage or otherwise convey such real and personal estate as the purposes of the corporation shall require; and also take, hold and convey such other property, real, personal or mixed, as shall be requisite for such corporation to acquire in order to obtain or secure the payment of any indebtedness or liability due to or belonging to the corporation; to sell, real, mixed or personal property which may be proper for the conduct of its business; to carry on its business outside of, as well as within the state, and to purchase, hold, sell, transfer, mortgage, pledge or otherwise dispose of the shares of, capital stock of, or any bonds, securities or evidences of indebtedness created by any other corporation or corporations of any state, or the United States, or any other country, nation or government, which corporation shall be incorporated for the accomplishment of the same or similar purposes as the corporation incorporated hereunder or shall be incorporated for purposes, the accomplishment of which would be incidental to or would aid or facilitate the accomplishment of the purposes for which the corporation incorporated hereunder shall have been formed, and to exercise all rights, powers and privileges of ownership of such stock or securities; to do any and all other acts or things necessary, proper and incidental to the conduct of its business and incidental to the accomplishment of the purposes for which this corporation may be formed. **
++
  That this Corporation is organized for profit, and that the purposes for which it is formed are: ++
++
  The construction and maintenance of a telephone line; the construction and maintenance of a telegraph line; and the powers (but not by way of limitation) to enter into joint ventures (whether incorporated or unincorporated), partnerships and other forms of business relationships with public operators, governmental agencies, governmental instrumentalities, corporations, partnerships and other organizations, entities or persons (whether domestic or foreign) for the construction, leasing, ownership, operation and maintenance of telecommunications and other information transmission networks and all businesses related thereto, both ++

++
domestically and abroad, and to provide voice, data and other communications and information services to any person or entity; to lend and borrow money that may be necessary and proper in connection with the conduct of its business; to hold, purchase, mortgage or otherwise convey such real and personal estate as the purposes of this Corporation shall require; and also take, hold and convey such other property, real, personal or mixed, as shall be requisite for this Corporation to acquire in order to obtain or secure the payment of any indebtedness or liability due to or belonging to this Corporation; to sell real, mixed or personal property which may be proper for the conduct of its business; to carry on its business outside of, as well as within, the state, and to purchase, hold, sell, transfer, mortgage, pledge or otherwise dispose of the shares of capital stock of, or any bonds, securities or evidences of indebtedness created by any other corporation or corporations of any state, or the United States, or any other country, nation or government, which corporation shall be incorporated for the accomplishment of the same or similar purposes as this Corporation or shall be incorporated for purposes, the accomplishment of which would be incidental to or would aid or facilitate the accomplishment of the purposes for which this Corporation shall have been formed, and to exercise all rights, powers and privileges of ownership of such stock or securities; to do any and all other acts or things necessary, proper and incidental to the conduct of its business and incidental to the accomplishment of the purposes for which this Corporation may be formed; and to engage in any other lawful act or activity for which corporations may be organized under the Kansas General Corporation Code (the "General Corporation Code"). ++

                                     THIRD

  The Corporation's registered office is located at 2330 Shawnee Mission Parkway, Westwood, Johnson County, Kansas 66205; Mr. J. Richard Devlin is the registered agent at said address.

                                     FOURTH

  The Corporation shall have perpetual existence.

                                     FIFTH
**
  1. The number of Directors of this Corporation shall not be less than nine
(9) nor more than eighteen (18) as may be determined from time to time by the affirmative vote of the majority of the Board of Directors. The Directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of Directors constituting the entire Board of Directors. At the 1983 annual meeting of stockholders, Class I Directors shall be elected for a one-year term, Class II Directors for a two-year term and Class III Directors for a three-year term. At each succeeding annual meeting of stockholders beginning in 1984, successors to the class of Directors whose term expires at that annual meeting shall be elected for a three-year term. A Director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. **
**
  If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, and any additional Director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of Directors shorten the term of any incumbent Director. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors shall have the same remaining term as that of his predecessor. Any vacancy on the Board of Directors that results from an increase in the number of Directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, and any other vacancy occurring on the Board of Directors may be filled by the affirmative vote of a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director. **

**
  Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of these Articles of Incorporation applicable thereto, and such Directors so elected shall not be divided into classes pursuant to this ARTICLE FIFTH unless expressly provided by such terms. **
**
  2. Except to the extent prohibited by law, the Board of Directors shall have the right (which, to the extent exercised, shall be exclusive) to establish the rights, powers, duties, rules and procedures that from time to time shall govern the Board of Directors and each of its members, including without limitation the vote required for any action by the Board of Directors, and that from time to time shall affect the Directors' power to manage the business and affairs of the Corporation; and no Bylaw shall be adopted by stockholders which shall impair or impede the implementation of the foregoing.**
**
  3. A Director may be removed only for cause; such removal for cause may be effected only by the affirmative vote of the holders of a majority of shares entitled to vote in an election of Directors. No Director so removed may be reinstated so long as the cause for removal continues to exist.**
++
  1. Number of Directors; Increases in Number of Directors. (a) The number of Directors shall not be less than ten nor more than 20 (unless increased to more than 20 pursuant to subsection (b) of this Section 1 or Section 6(e) of this ARTICLE FIFTH) as may be determined from time to time by the affirmative vote of the majority of the Board of Directors or as provided in subsection (b) of this Section 1 or in Section 6(e) of this ARTICLE FIFTH. ++
++
  (b) If at any time following the Initial Issuance Date, the Class A Holders are entitled to elect a number of Directors pursuant to Section 2(a) of this ARTICLE FIFTH or Section 3(d) of the Class A Provisions that exceeds the sum of the number of Directors elected by the Class A Holders then serving on the Board of Directors and the number of vacancies on the Board of Directors which the Directors elected by the Class A Holders or the Class A Holders are entitled to fill, the total number of Directors shall automatically and without further action be increased by the smallest number necessary to enable the Class A Holders (and the Directors elected by the Class A Holders in the case of vacancies) to elect the number of Directors that the Class A Holders are entitled to elect pursuant to such Section 2(a) or Section 3(d) of the Class A Provisions. ++
++
  2. Election of Directors. (a) Election of Directors by Class A Holders. (i) Except as otherwise provided in Sections 7(b), 7(f) and 7(k) of the Class A Provisions, after the Initial Issuance Date, the Class A Holders shall have the right, voting separately as a class, to elect a number of Directors equal to the greater of (x) two and (y) the product (rounded to the nearest whole number if such product is not a whole number) of (I) the aggregate Percentage Ownership Interests of the Class A Holders and (II) the total number of Directors, provided that so long as Section 310 of the Communications Act of 1934, as amended (or any successor provision of law) ("Section 310"), remains in effect, under no circumstances shall (A) the Class A Holders have the right to elect Aliens as Directors such that the total number of Aliens so elected by them would exceed the maximum percentage of the total number of Directors of this Corporation permitted under Section 310 to be Aliens or (B) the total number of Directors elected by the Class A Holders and serving on the Board of Directors exceed the maximum percentage of the total Directors of this Corporation permitted under Section 310 to be elected by shareholders that are Aliens. Such Directors elected by the Class A Holders shall not be divided into classes. ++
++
  (ii) Upon the first to occur of (A) the conversion of all outstanding shares of Class A Common Stock into Common Stock pursuant to Section 7 of the Class A Provisions, (B) the redemption of all of the outstanding shares of Class A Preference Stock, and (C) the termination of the Fundamental Rights as to all outstanding shares of Class A Preference Stock pursuant to Section 7 of the Class A Provisions, the term of office of all Class A Directors then in office shall thereupon terminate, the vacancy or vacancies resulting from such termination shall be filled by the remaining Directors then in office, acting by majority vote of such remaining ++

++
Directors, and the Director or Directors so elected to fill such vacancy or vacancies shall not be treated hereunder or under the Bylaws of this Corporation as Class A Directors. If at any time the number of Directors that the Class A Holders have the right to elect pursuant to this Section 2(a) shall decrease other than as set forth in the preceding sentence, and the Class A Holders shall not have removed or caused to resign, in either case effective not later than the fifteenth day following the event that resulted in such decrease, a number of Class A Directors so that the total number of Directors elected by the Class A Holders then in office does not exceed the number provided in the first sentence of Section 2(a)(i), then the terms of office of all Class A Directors shall terminate on such fifteenth date. The vacancy or vacancies resulting from such termination of the terms of the Class A Directors shall be filled as follows: (A) the vacancy or vacancies equal to the number of Directors that the Class A Holders then have the right to elect pursuant to this Section 2(a) (after giving effect to the decrease referred to in the preceding sentence) shall be filled as provided in Section 4(b) of this ARTICLE FIFTH, and (B) the remaining vacancy or vacancies shall be filled by the remaining Directors other than Class A Directors then in office, acting by majority vote of such remaining Directors, and the Director or Directors so elected to fill such vacancy or vacancies shall not be treated hereunder or under the Bylaws as Class A Directors. ++
++
  (iii) (1) Notwithstanding anything to the contrary in this Section 2, but subject to paragraphs (2), (3), (4) and (5) of this Section 2(a)(iii) and the proviso set forth at the end of the first sentence of Section 2(a)(i) of this ARTICLE FIFTH (the "Section 2(a) Proviso"), if the aggregate Percentage Ownership Interest of the Class A Holders is 20% or greater, the Class A Holders at all times shall have the right to elect not less than 20% of the total number of Directors, provided that, if the Section 2(a) Proviso prevents the Class A Holders from electing at least 20% of the total number of Directors under such circumstances, this Corporation shall increase the total number of Directors to a number not greater than 20 if such increase would enable the Class A Holders to elect at least 20% of the total number of Directors as increased. ++
++
  (2) The provisions of Section 2(a)(iii)(1) of this ARTICLE FIFTH (the "Section 2(a)(iii)(1) Provisions") shall terminate and be of no force and effect (a "Nullification") unless reinstated in accordance with Section 2(a)(iii)(5), if either: ++
++
  (A) this Corporation delivers an opinion of nationally-recognized U.S. tax counsel to the effect that the Section 2(a)(iii)(1) Provisions are, with respect to both FT and DT, either not a Necessary Condition or not a Sufficient Condition to secure any Treaty Benefit and within 90 days of the delivery of such opinion by this Corporation there is not delivered to this Corporation by FT or DT an opinion of nationally-recognized U.S. tax counsel concluding that such provisions are a Necessary Condition and a Sufficient Condition for either FT or DT to secure a Treaty Benefit, or ++
++
  (B) this Corporation provides written notice to FT and DT in which it agrees to accord FT and DT those Treaty Benefits to which FT and DT would be entitled if the Section 2(a)(iii)(1) Provisions were in effect (the "Continuing Treaty Benefits") and to indemnify FT and DT on an after-tax basis against (a) any liability arising out of according FT and DT Continuing Treaty Benefits to the extent such liability would not arise if the Section 2(a)(iii)(1) Provisions were in effect and (b) the loss of those Continuing Treaty Benefits that this Corporation cannot directly accord; provided that this Corporation by written notice to FT and DT may revoke and withdraw such agreement to accord such Treaty Benefits and to provide such indemnification following the date of such notice and upon delivery of such notice the Section 2(a)(iii)(1) Provisions shall again become effective. Notwithstanding any revocation or withdrawal pursuant to the proviso contained in the immediately preceding sentence, this Corporation shall continue to indemnify FT and DT on an after-tax basis against any loss of Treaty Benefits to which FT or DT, as the case may be, would have been entitled had the Nullification described in this Section
      2(a)(iii)(2)(B) not taken place. ++
++
  If a Nullification occurs under the provisions of paragraph (A) of this
Section 2(a)(iii)(2), then after the date of any such Nullification, and until such time as a change in facts or Applicable Law requires a different result, this Corporation shall accord FT and DT Treaty Benefits under the relevant treaties between the United States and France and the United States and Germany, but only to the extent FT or DT, as the case may be, would have been entitled to claim such benefits had such Nullification not occurred. ++

++
  (3) In addition to its rights under Section 2(a)(iii)(2), this Corporation shall have the right, from time to time after the Investment Completion Date, to deliver to each of FT and DT a written notice requesting that the chief tax officer of each of FT and DT certify that FT, in the case of the request furnished to FT, and DT, in the case of the request furnished to DT, is eligible to claim at least one Treaty Benefit, and that such chief tax officer provide this Corporation with other facts and information reasonably requested by this Corporation that are reasonably necessary for this Corporation to determine whether the Section 2(a)(iii)(1) Provisions are a Sufficient Condition or a Necessary Condition to secure at least one Treaty Benefit. Unless within 60 days of delivery of any such request, either FT or DT delivers such requested certificate to this Corporation, and provides such requested facts or information, the Section 2(a)(iii)(1) Provisions shall terminate and be of no force or effect, unless reinstated in accordance with Section 2(a)(iii)(5). ++
++
  (4) If FT and DT determine, after the Investment Completion Date, that the
Section 2(a)(iii)(1) Provisions are, with respect to both FT and DT, either not a Necessary Condition or not a Sufficient Condition to secure at least one Treaty Benefit, FT and DT shall deliver to this Corporation a certification to such effect, and the Section 2(a)(iii)(1) Provisions shall terminate and be of no force or effect, unless reinstated in accordance with Section 2(a)(iii)(5).
++
++
  (5) Each of FT and DT shall have the right, at any time after the date the
Section 2(a)(iii)(1) Provisions are nullified pursuant to paragraph (A) (but not paragraph (B)) of clause (2) or clause (3) or (4) of this Section 2(a)(iii), to deliver to this Corporation a certificate signed by the chief tax officer of either FT or DT to the effect that FT or DT, as the case may be, is eligible to claim a Treaty Benefit and an opinion of nationally-recognized U.S. tax counsel to the effect that the Section 2(a)(iii)(1) Provisions are again a Necessary Condition and a Sufficient Condition for any of FT or DT to secure a Treaty Benefit. Upon the delivery of any such certificate and opinion, the
Section 2(a)(iii)(1) Provisions shall again become effective unless and until they become ineffective pursuant to the other provisions of this Section 2(a)(iii). ++

++
  (6) For purposes of this Section 2(a)(iii), the term "FT" shall include any Qualified Subsidiary of FT organized under the laws of France and the term "DT" shall include any Qualified Subsidiary of DT organized under the laws of Germany. ++
++
  (7) The Section 2(a)(iii)(1) Provisions shall be a "Necessary Condition" with respect to any Treaty Benefit if FT or DT would not be entitled to claim such Treaty Benefit unless such Section 2(a)(iii)(1) Provisions are in effect. ++
++
  (8) The Section 2(a)(iii)(1) Provisions shall be a "Sufficient Condition" with respect to any Treaty Benefit if FT and DT will otherwise fulfill all other relevant conditions to claiming such Treaty Benefit if the Section 2(a)(iii)(1) Provisions are in effect. ++
++
  (b) Election of Directors by Other Holders. (i) Subject to clause (ii) below, the holders of Common Stock shall have the right to elect that number of Directors equal to the excess of (x) the total number of Directors over (y) the sum of the number of Directors the Class A Holders are entitled to elect and the number of Directors, if any, that the holders of Preferred Stock, voting separately by class or series, are entitled to elect in accordance with the provisions of ARTICLE SIXTH of these Articles of Incorporation. The Class A Holders shall have no right to vote for Directors under this Section 2(b)(i).
++
++
  (ii) So long as Section 310 remains in effect, under no circumstances shall an Alien Director elected by the holders of Common Stock be qualified to serve as a Director if the number of Aliens who would then be serving as members of the Board of Directors, including such elected Alien, would constitute more than the maximum number of Aliens permitted by Section 310 on the Board of Directors. ++
++
  (iii) The Directors (other than the Directors elected by the Class A Holders and any Directors elected by the holders of any one or more classes or series of Preferred Stock having the right, voting separately by class or series, to elect Directors) shall be divided into three classes, designated Class I, Class II and Class III, with the ++

++
term of office of one class expiring each year. The number of Class I, Class II and Class III Directors shall consist, as nearly as practicable, of one third of the total number of Directors (other than the Directors elected by the Class A Holders and any Directors elected by the holders of any one or more classes or series of Preferred Stock having the right, voting separately by class or series, to elect Directors). At each annual meeting of stockholders of this Corporation after the Initial Issuance Date, successors to the class of Directors whose term expires at that annual meeting shall be elected for a three-year term.++
++
  (iv) Whenever the holders of any one or more classes or series of Preferred Stock shall have the right, voting separately by class or series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of these Articles of Incorporation applicable thereto, and such Directors so elected shall not be divided into classes pursuant to this ARTICLE FIFTH unless expressly provided by such terms. ++
++
  3. Change in Number of Directors. If the number of Directors (other than Directors elected by Class A Holders and any Directors elected by the holders of any one or more classes or series of Preferred Stock having the right, voting separately by class or series, to elect Directors) is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible.++
++
  4. Term of Office. (a) Each Director shall be elected for a three year term. A Director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify to serve, subject to prior death, resignation, retirement, disqualification or removal from office. ++
++
  (b) Any vacancy on the Board of Directors (whether resulting from an increase in the total number of Directors, the departure of one of the Directors or otherwise) may be filled by the affirmative vote of a majority of the Directors elected by the same class or classes of stockholders which would be entitled to elect the Director who would fill such vacancy if the annual meeting of stockholders of this Corporation were held on the date on which such vacancy occurred, provided that at any time when there is only one such Director so elected and then serving, such Director may fill such vacancy and, provided, further, that at any time when there are no such Directors then serving, the stockholders of the class or classes entitled to elect the Director who will fill such vacancy shall have the right to fill such vacancy and, provided, further, that, so long as any Class A Stock is outstanding, any vacancy to be filled by the Director or Directors elected by the holders of Common Stock may not be filled with a Person who, upon his election, would not be an Independent Director or would be an Alien, as the case may be, if the effect of such election would be that less than a majority of the Board of Directors following such election would be Independent Directors, or that the number of Aliens who would then be serving on the Board of Directors would constitute more than the maximum number of Aliens permitted on the Board of Directors under Section 310.
++
++
  (c) Any additional Director of any class elected to fill a vacancy resulting from an increase in the number of Directors of such class shall hold office for a term that shall coincide with the remaining term of the Directors of that class, but, except as provided in Section 2(a)(ii) of this ARTICLE FIFTH, in no case will a decrease in the number of Directors shorten the term of any incumbent Director. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors shall have the same remaining term as that of his predecessor. ++
++
  5. Rights, Powers, Duties, Rules and Procedures; Amendment of Bylaws. (a) Except to the extent prohibited by law or as set forth in these Articles of Incorporation or the Bylaws, the Board of Directors shall have the right (which, to the extent exercised, shall be exclusive) to establish the rights, powers, duties, rules and procedures that from time to time shall govern the Board of Directors and each of its members, including, without limitation, the vote required for any action by the Board of Directors, and that from time to time shall affect the Directors' power to manage the business and affairs of this Corporation. No Bylaw shall be adopted by stockholders which shall impair or impede the implementation of the foregoing. ++

++
  (b) The Board of Directors is expressly authorized and empowered, in the manner provided in the Bylaws of this Corporation, to adopt, amend and repeal the Bylaws of this Corporation in any respect to the full extent permitted by the General Corporation Code not inconsistent with the laws of the General Corporation Code or with these Articles of Incorporation, provided that the following provisions of the Bylaws may not be amended, altered, repealed or made inoperative or ineffective by adoption of other provisions to the Bylaws without the affirmative vote of the holders of record of a majority of the shares of Class A Stock then outstanding, voting separately as a class, at any annual or special meeting of stockholders, the notice of which shall have specified or summarized the proposed amendment, alteration or repeal of the
Bylaws: ARTICLE III, SECTIONS 2, 4, 5, 8 AND 9; ARTICLE IV, SECTIONS 5, 6, 10, 11 AND 12; ARTICLE VI, SECTION 1; AND ARTICLE VII, SECTIONS 1 AND 2. ++
++
  6. Removal; Changes in Status; Preferred Stock Directors. (a) Except as provided in paragraphs (c) or (d) of this Section 6, a Director (other than a Director elected by the Class A Holders or by the holders of any class or series of Preferred Stock having the right, voting separately by class or series, to elect Directors) may be removed only for cause. No Director so removed may be reinstated for so long as the cause for removal continues to exist. Such removal for cause may be effected only by the affirmative vote of the holders of a majority of shares of the class or classes of stockholders which were entitled to elect such Director. ++
++
  (b) A Director elected by the holders of the Class A Stock may be removed with or without cause. If removed for cause, no Director so removed may be reinstated for so long as the cause for removal continues to exist. Removal may be effected with or without cause by the affirmative vote of the holders of a majority of shares of Class A Stock or with cause by the affirmative vote of the holders of two-thirds of the shares of the Common Stock, the Class A Stock and other capital stock of this Corporation entitled to general voting power, voting together as a single class. ++
++
  (c) If a Director elected by the holders of Common Stock who was not, at the time of his election to the Board of Directors, an Alien, subsequently becomes an Alien, the effect of which would be that the number of Aliens who would then be serving as members of the Board of Directors, including the Director who changed status, would constitute more than the maximum number of Aliens permitted on the Board of Directors under Section 310, such Director shall upon his change in status automatically and without further action be removed from the Board of Directors. ++
++
  (d) So long as any Class A Stock is outstanding, if an Independent Director elected by the holders of Common Stock subsequently ceases to be an Independent Director, the effect of which would be that the Independent Directors who would then be serving as members of the Board of Directors would not constitute a majority of the Board of Directors, such Director shall automatically and without further action upon his change in status be removed from the Board of Directors.++
++
  (e) (i) So long as any Class A Stock is outstanding, if a Director elected by the holders of any class or series of Preferred Stock having the right, voting separately by class or series, to elect Directors (a "Preferred Stock Director") is an Alien, or after election becomes an Alien, the effect of which would be that the number of Aliens who would then be serving as members of the Board of Directors (including such Preferred Stock Director) would constitute more than the maximum number of Aliens permitted on the Board of Directors under Section 310, the total number of Directors shall automatically and without further action be increased by the smallest number necessary to enable the Class A Holders (and the Directors elected by the Class A Holders in the case of vacancies) to elect Aliens as Directors to the fullest extent that the Class A Holders are entitled to elect Directors pursuant to Section 2(a) of this ARTICLE FIFTH without violating the requirements of Section 310.++
++
  (ii) So long as any Class A Stock is outstanding, if a Preferred Stock Director is not an Independent Director, or after election ceases to be an Independent Director, the effect of which would be that the Independent Directors who would then be serving as members of the Board of Directors would not constitute a ++

++
majority of the Board of Directors, the total number of Directors shall automatically and without further action be increased by the smallest number necessary so that the number of Directors then serving who are not Independent Directors (including such Preferred Stock Director and any vacancies which the holders of Class A Stock have a right to fill) constitute less than a majority of the Board of Directors.++
++
  7. Definitions. Certain capitalized terms used in this ARTICLE FIFTH without definition shall have the meanings set forth in Section 12 of the Class A Provisions.++

                                     SIXTH
**
  The total number of shares of capital stock which may be issued by the Corporation is 520,000,000, of which 500,000,000 shares shall be Common Stock of the par value of $2.50 per share and 20,000,000 shares shall be Preferred Stock (herein referred to as the "Preferred Stock") without par value.**
++
  The total number of shares of capital stock which may be issued by this Corporation is 2,020,000,000, of which 500,000,000 shares shall be Class A Common Stock with a par value of $2.50 per share (hereinafter, the "Class A Common Stock"); 1,000,000,000 shares shall be Common Stock with a par value of $2.50 per share (hereinafter, the "Common Stock"); 500,000,000 shares shall be Class A Preference Stock with a par value of $1.00 per share (hereinafter, the "Class A Preference Stock"); and 20,000,000 shares shall be Preferred Stock (herein referred to as the "Preferred Stock," such term not to include the Class A Preference Stock) without par value. ++

                    GENERAL PROVISIONS RELATING TO ALL STOCK
**
  No holder of shares of any class of this Corporation or holder of any security or obligation convertible into shares of any class of this Corporation shall have any preemptive right whatsoever to subscribe for, purchase or otherwise acquire shares of this Corporation of any class, whether now or hereafter authorized. Stockholders of the Corporation shall not be entitled to cumulative voting of their shares in elections of Directors.**
++
  1. Preemptive Rights; Cumulative Voting. No holder of shares of capital stock of any class of this Corporation or holder of any security or obligation convertible into shares of capital stock of any class of this Corporation shall have any preemptive right whatsoever to subscribe for, purchase or otherwise acquire shares of capital stock of any class of this Corporation, whether now or hereafter authorized; provided that this provision shall not prohibit this Corporation from granting, contractually or otherwise, to any such holder, the right to purchase additional securities of this Corporation. Stockholders of this Corporation shall not be entitled to cumulative voting of their shares in elections of Directors.++
++
  2. Redemption of Shares Held by Aliens. Notwithstanding any other provision of these Articles of Incorporation to the contrary, outstanding shares of Common Stock and Class A Stock Beneficially Owned by Aliens may be redeemed by this Corporation, by action duly taken by the Board of Directors (with the approval of a majority of the Continuing Directors (as defined in ARTICLE SEVENTH) at a meeting at which at least seven Continuing Directors are present, except that no such approval of the Continuing Directors shall be required if
(i) the Fair Price Provisions have been deleted in their entirety, (ii) the Fair Price Provisions have been modified so as explicitly not to apply to any Class A Holder, or they have been modified in a manner reasonably satisfactory to FT and DT so as explicitly not to apply to any transactions with any Class A Holder contemplated under these Articles of Incorporation, (iii) the transaction in question is not a "Business Combination" within the meaning of the Fair Price Provisions, or (iv) the Class A Holder that is a party to the
++

++
transaction, along with its Affiliates (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as in effect on October 1, 1982) and Associates (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as in effect on October 1, 1982), is no longer an "Interested Stockholder" or "Affiliate" of an "Interested Stockholder" within the meaning of the Fair Price Provisions), to the extent necessary or advisable, in the judgment of the Board of Directors, for this Corporation or any of its Subsidiaries to comply with the requirements of Section 310 (each of (i) through (iv), a "Fair Price Condition"), provided that shares of Class A Stock only may be redeemed if, and only to the extent that, the outstanding shares of Class A Stock represent Votes constituting greater than 20% of the aggregate Voting Power of this Corporation immediately prior to the time of such redemption. The terms and conditions of such redemption shall be as follows, subject in any case to any other rights of a particular Alien or of this Corporation pursuant to any contract or agreement between such Alien and this Corporation: ++
       ++
    (a) except as provided in Section 2(f), the redemption price of the shares to be redeemed pursuant to this Section 2 of these GENERAL PROVISIONS RELATING TO ALL STOCK of ARTICLE SIXTH shall be equal to the Market Price of such shares on the third Business Day prior to the date notice of such redemption is given pursuant to subsection (d) of this
  Section 2, provided that, except as provided in clause (f), below, such redemption price as to any Alien who purchased such shares of Common Stock after November 21, 1995 and within one year prior to the Redemption Date shall not (unless otherwise determined by the Board of Directors) exceed the purchase price paid by such Alien for such shares; ++
++
   (b) the redemption price of such shares may be paid in cash, Redemption Securities or any combination thereof; ++

++
   (c) if less than all of the shares Beneficially Owned by Aliens are to be redeemed, the shares to be redeemed shall be selected in such manner as shall be determined by the Board of Directors, which may include selection first of the most recently purchased shares thereof, selection by lot or selection in any other manner determined by the Board of Directors to be equitable, provided that this Corporation shall in all cases be entitled to redeem shares of Common Stock Beneficially Owned by Aliens prior to redeeming any shares of Class A Common Stock Beneficially Owned by Aliens; ++
++
   (d) this Corporation shall give notice of the Redemption Date at least 30 days prior to the Redemption Date to the record holders of the shares selected to be redeemed (unless waived in writing by any such holder) by delivering a written notice by first class mail, postage pre-paid, to the holders of record of the shares selected to be redeemed, addressed to such holders at their last address as shown upon the stock transfer books of this Corporation (each such notice of redemption specifying the date fixed for redemption, the redemption price, the place or places of payment and that payment will be made upon presentation and surrender of the certificates representing such shares), provided that the Redemption Date may be the date on which written notice shall be given to record holders if the cash or Redemption Securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed; ++
++
    (e) on the Redemption Date, unless this Corporation shall have defaulted in paying or setting aside for payment the cash or Redemption Securities payable upon such redemption, any and all rights of Aliens in respect of shares so redeemed (including without limitation any rights to vote or participate in dividends), shall cease and terminate, and from and after such Redemption Date such Aliens shall be entitled only to receive the cash or Redemption Securities payable upon redemption of the shares to be redeemed; and ++
++
    (f) such other terms and conditions as the Board of Directors shall determine to be equitable, provided that, if any shares of Class A Stock are redeemed pursuant to this Section 2 of these GENERAL PROVISIONS
  RELATING TO ALL STOCK of ARTICLE SIXTH, the redemption price of any such shares redeemed shall be a per share price equal to (i) in the case of Class A Common Stock the greater of (A) the Market Price of a share of Common Stock on the Redemption Date and (B) the Weighted Average Price paid by the Class A Holders for the Class A Common Stock together with a stock appreciation factor thereon (calculated on the basis of a 365-day year) at the rate of 3.88% through and including the ++

++
  Redemption Date, such stock appreciation factor to be calculated, on an annual compounding basis, from the date of purchase of such Class A Common Stock until the Redemption Date (the "Alternative Price"), and (ii) in the case of Class A Preference Stock, its Liquidation Preference, provided, that if this Corporation redeems any shares of Class A Common Stock after the third anniversary of the Investment Completion Date, the redemption price of any such shares redeemed shall be the Market Price of a share of Common Stock on the Redemption Date. The redemption price to be paid to the Class A Holders shall be modified in accordance with Article IX of the Stockholders' Agreement if either (i) such redemption is effected on or prior to the third anniversary of the Investment Completion Date, or (ii) such redemption is effected within the 120-day period described in the last sentence of Section 2.11 of the Stockholders' Agreement (as such period may be extended pursuant thereto) following an election by this Corporation to redeem shares in accordance with such Section. ++
++
  Any notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of shares to be redeemed received such notice, provided that all notices to be given to the Class A Holders shall be made and deemed delivered in accordance with Section 13 of the Class A Provisions; and failure to give such notice by mail, or any defect in such notice, to holders of shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares. ++
++
  3. Beneficial Ownership Inquiry. (a) This Corporation may by written notice require a Person that is a holder of record of Common Stock or Class A Stock or that this Corporation knows to have, or has reasonable cause to believe has, Beneficial Ownership of Common Stock or Class A Stock to certify that, to the knowledge of such Person: ++
++
    (i) no Common Stock or Class A Stock as to which such Person has record ownership or Beneficial Ownership is Beneficially Owned by Aliens; or ++
++
    (ii) the number and class or series of shares of Common Stock or Class A Stock owned of record or Beneficially Owned by such Person that are owned of record or Beneficially Owned by Persons that are Aliens are as set forth in such certificate.++
++
  (b) With respect to any Common Stock or Class A Stock identified by such Person in response to Section 3(a)(ii) above, this Corporation may require such Person to provide such further information as this Corporation may reasonably require in order to implement the provisions of Section 2 of these GENERAL PROVISIONS RELATING TO ALL STOCK of ARTICLE SIXTH. ++
++
  (c) For purposes of applying Section 2 of these GENERAL PROVISIONS RELATING TO ALL STOCK of ARTICLE SIXTH with respect to any Common Stock or Class A Stock, in the event of the failure of any Person to provide the certificate or other information to which this Corporation is entitled pursuant to this Section, this Corporation in its sole discretion may presume that the Common Stock or Class A Stock in question is, or is not, Beneficially Owned by Aliens.
++
++
  4. Factual Determinations. The Board of Directors shall have the power and duty to construe and apply the provisions of Sections 2 and 3 of these GENERAL PROVISIONS RELATING TO ALL STOCK of ARTICLE SIXTH and, with respect to shares of Common Stock, to make all determinations necessary or desirable to implement such provisions, including but not limited to: (a) the number of shares of Common Stock that are Beneficially Owned by any Person; (b) whether a Person is an Alien; (c) the application of any other definition of these Articles of Incorporation to the given facts; and (d) any other matter relating to the applicability or effect of Section 2 of these GENERAL PROVISIONS RELATING TO ALL STOCK of ARTICLE SIXTH. ++
++
  5. Loss of Voting Rights. If (a) there is a breach by FT, DT, any Qualified Subsidiary, any Strategic Investor or any Qualified Stock Purchaser of any of the provisions of Sections 3.1(a) or 3.2(b) (as it relates to matters described in Section 3.1(a)) of the Standstill Agreement or any corresponding provision of any Qualified Subsidiary Standstill Agreement, Strategic Investor Standstill Agreement or Qualified Stock Purchaser Standstill Agreement, (b) there is a willful breach in any material respect by FT, DT, any Qualified Subsidiary, ++

++
any Strategic Investor or any Qualified Stock Purchaser of any provision of
Section 3.1 (other than Section 3.1(a)) of the Standstill Agreement or any corresponding provision of any Qualified Subsidiary Standstill Agreement, Strategic Investor Standstill Agreement or Qualified Stock Purchaser Standstill Agreement, or (c) a Government Affiliate or Related Company (each as defined in the Standstill Agreement) takes an action which if taken by FT or DT would violate Sections 3.1 or 3.2(b) (as it relates to matters other than those described in Section 3.1(a)) of the Standstill Agreement, then FT and its Qualified Subsidiaries (except in the case of a breach arising from the action of a Government Affiliate of Germany, a Related Company of DT or a Strategic Investor in a Qualified Subsidiary of DT in which FT is not an investor), DT and its Qualified Subsidiaries (except in the case of a breach arising from the action of a Government Affiliate of France, a Related Company of FT or a Strategic Investor in a Qualified Subsidiary of FT in which DT is not an investor) and each Qualified Stock Purchaser shall not be entitled to vote any of their shares of capital stock of this Corporation with respect to any matter or proposal arising from, relating to or involving, such breach or action, and no such purported vote by such Class A Holders on such matter shall be effective or shall be counted. ++
++
  6. Definitions. Certain capitalized terms used in these GENERAL PROVISIONS RELATING TO ALL STOCK without definition shall have the meanings set forth in
Section 12 of the provisions of ARTICLE SIXTH entitled GENERAL PROVISIONS RELATING TO CLASS A STOCK. ++

                  GENERAL PROVISIONS RELATING TO COMMON STOCK
                               AND CLASS A STOCK
++
  1. Except as expressly set forth in ARTICLE FIFTH of these Articles of Incorporation or in the provisions of ARTICLE SIXTH entitled GENERAL PROVISIONS RELATING TO ALL STOCK and GENERAL PROVISIONS RELATING TO CLASS A STOCK, each share of Common Stock and each share of Class A Common Stock shall be entitled to one Vote, and the shares of Class A Preference Stock shall be entitled to the number of Votes equal to the number of Class A Conversion Shares or, if the Conversion Price has not yet been Fixed, the number of Class A Conversion Shares determined as if the Conversion Price had been Fixed on the Initial Issuance Date at the Minimum Price, on all matters in respect of which the holders of Common Stock are entitled to vote, and the Class A Holders and the holders of Common Stock shall vote together with the holders of all other classes or series of capital stock which have general voting power on all such matters as a single class. ++
++
  2. Dividends shall be declared and paid only out of net income or earned surplus of this Corporation. ++
++
  3. (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of this Corporation, after payment or provision for payment of the debts and other liabilities of this Corporation, including the liquidation preferences of any series of Preferred Stock and of the Class A Preference Stock, the holders of Class A Common Stock and the holders of Common Stock shall be entitled to share ratably in the remaining net assets of this Corporation.++
++
  (b) The Class A Preference Stock shall rank junior to any series of Preferred Stock in the payment of dividends and the distribution of assets upon the liquidation, dissolution or winding-up of this Corporation, unless any such series of Preferred Stock is specifically made junior to or to rank on a parity with the Class A Preference Stock in the payment of dividends or the distribution of assets upon liquidation, dissolution or winding-up of this Corporation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of this Corporation, no holder of shares of Class A Preference Stock shall receive any distributions or payments with respect to such shares unless prior thereto holders of all series of Preferred Stock, which have not been specifically made junior to or to rank on a parity with the Class A Preference Stock in the distribution of assets upon liquidation, dissolution or winding-up of this Corporation, shall have received with respect to each share of such Preferred Stock the amounts to be paid with respect to such share upon the liquidation, dissolution or winding-up of this Corporation as provided in ARTICLE SIXTH of these Articles of Incorporation. ++

++
  (c) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of this Corporation, (i) no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Class A Preference Stock, unless prior thereto the holders of shares of Class A Preference Stock shall have received with respect to all outstanding shares of Class A Preference Stock (other than Section 7(i) Preference Shares), the Adjusted Aggregate Liquidation Preference, and (ii) the Section 7(i) Preference Shares shall, immediately prior to such liquidation, dissolution or winding-up, automatically convert (without the payment of any consideration) into that number of duly issued, fully paid and nonassessable shares of Common Stock equal to the number of shares of Common Stock purchased by the Class A Holders and converted into shares of Class A Preference Stock pursuant to Section 7(i) of the Class A Provisions, for an aggregate conversion price equal to the Section 7(i) Aggregate Purchase Price. ++
++
  (d) Neither the merger nor consolidation of this Corporation, nor the Transfer of all or part of its assets, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of this Corporation within the meaning of this clause 3.++

                  GENERAL PROVISIONS RELATING TO COMMON STOCK
**
  Each share of the Common Stock shall be entitled to one vote on all matters. Dividends shall be declared and paid only out of net income or earned surplus of the Corporation.**
++
  1. Dividends. The holders of the Common Stock shall be entitled to receive, when and if declared by the Board of Directors out of funds legally available therefor, dividends in respect of the Common Stock equivalent on a per share basis to those payable on the Class A Common Stock. Dividends on the Common Stock shall be payable on the same date fixed for the payment of the corresponding dividend on shares of Class A Common Stock and shall be in an amount per share equal to the full per share amount of any cash dividend paid on shares of Class A Common Stock, plus the full per share amount (payable in kind) of any non-cash dividend paid on shares of Class A Common Stock, provided that if this Corporation shall declare and pay any dividends on shares of Class A Common Stock payable in shares of Class A Common Stock, or in options, warrants or rights to acquire shares of Class A Common Stock, or in securities convertible into or exchangeable for shares of Class A Common Stock, then in each case, this Corporation shall declare and pay, at the same time that it declares and pays any such dividend, an equivalent dividend per share on the Common Stock payable in shares of Common Stock, or options, warrants or rights to acquire shares of Common Stock, or securities convertible into or exchangeable for shares of Common Stock.++
++
  2. No Dilution or Impairment. No reclassification, subdivision or combination of the outstanding shares of Class A Stock shall be effected directly or indirectly (including, without limitation, any reclassification, subdivision or combination effected pursuant to a consolidation, merger or liquidation) unless at the same time the Common Stock is reclassified, subdivided or combined so that the holders of the Common Stock are entitled, in the aggregate, to Voting Power representing the same percentage of the Voting Power of this Corporation relative to the Class A Stock as was represented by the shares of Common Stock outstanding immediately prior to such reclassification, subdivision or combination, subject to the limitations, restrictions and conditions on such rights contained herein.++

                  GENERAL PROVISIONS RELATING TO CLASS A STOCK
++
  1. Rights and Privileges. (a) Except as otherwise set forth in ARTICLE FIFTH of these Articles of Incorporation, that portion of ARTICLE SIXTH entitled GENERAL PROVISIONS RELATING TO ALL STOCK, or the Class A Provisions, the holders of Class A Common Stock shall be entitled to all of the rights ++

++
and privileges pertaining to the ownership of Common Stock without any limitations, prohibitions, restrictions or qualifications whatsoever, and shall be entitled to such other rights and privileges as are expressly set forth in ARTICLE FIFTH of these Articles of Incorporation, that portion of ARTICLE SIXTH entitled GENERAL PROVISIONS RELATING TO ALL STOCK or in the Class A Provisions.
++
++
  (b) Except as otherwise set forth in ARTICLE FIFTH of these Articles of Incorporation, that portion of ARTICLE SIXTH entitled GENERAL PROVISIONS RELATING TO ALL STOCK, or in the Class A Provisions, the holders of Class A Preference Stock shall be entitled to all of the rights and privileges to which Kansas law accords a separate class of preferred stock, without any limitations, prohibitions, restrictions or qualifications whatsoever, and shall be entitled to such other rights and privileges as are expressly set forth in ARTICLE FIFTH of these Articles of Incorporation, that portion of ARTICLE SIXTH entitled GENERAL PROVISIONS RELATING TO ALL STOCK or in the Class A Provisions.
++
++
  2. Dividends. (a) (i) The holders of shares of Class A Common Stock shall be entitled to receive, when and if declared by the Board of Directors out of funds legally available therefor, dividends in respect of the Class A Common Stock equivalent on a per share basis to those payable on the Common Stock. Dividends on the Class A Common Stock shall be payable on the same date fixed for the payment of the corresponding dividend on shares of Common Stock and shall be in an amount per share equal to the full per share amount of any cash dividend paid on shares of Common Stock, plus the full per share amount (payable in kind) of any non-cash dividend paid on shares of Common Stock. ++
++
  (ii) The holders of shares of Class A Preference Stock, in preference to the holders of Common Stock and of any other outstanding junior capital stock (including any series of Preferred Stock which is specifically made junior to the Class A Preference Stock in the payment of dividends), but after payment of dividends to holders of shares of all series of Preferred Stock that are not specifically made junior to or made to rank on a parity with the Class A Preference Stock in the payment of dividends, shall be entitled to receive, when and if declared by the Board of Directors out of funds legally available therefor, quarterly dividends payable in cash on the first day of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date" and each such quarter a "Dividend Payment Period"), commencing on the first Quarterly Dividend Payment Date after the Initial Issuance Date, in an amount per share (rounded to the nearest cent) equal to (x) if the Conversion Price has not yet been Fixed, (1) during the first two years following the Initial Issuance Date, the greater of (A) the Minimum Dividend Amount per share of Class A Preference Stock multiplied by 43,118,018 and divided by the number of shares of Class A Preference Stock then outstanding, and (B) the Per Share Common Dividend (as defined below) multiplied by the Dividend Factor divided by the number of shares of Class A Preference Stock then outstanding, and (2) following the second anniversary of the Initial Issuance Date, an identical amount per Dividend Payment Period resulting in an annual dividend rate equal to 12.5 basis points over the Applicable LIBOR Rate, (y) if the Conversion Price has been Fixed but the Investment Completion Date has not occurred, the aggregate per share amount of all dividends and distributions (other than Extraordinary Dividends and other dividends or distributions that result in an adjustment pursuant to the Class A Provisions and other than a dividend payable in shares of Cellular Common Stock in connection with the Cellular Spin-off if it occurs prior to the delivery of a Notice of Abandonment)(the "Per Share Common Dividend"), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the Initial Issuance Date, in each case multiplied by a fraction, the numerator of which shall be $47.225 and the denominator of which shall be the Conversion Price at the time in effect, or (z) if the Investment Completion Date has occurred, the aggregate per share amount of all dividends (including, without limitation, all non-cash dividends except for dividends described in clause
(iii), below) declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the Investment Completion Date, in each case multiplied by a fraction, the numerator of which shall be the Liquidation Preference of a share of Class A Preference Stock and the denominator of which shall be the Conversion Price at the time in effect. With respect to shares of Class A Preference Stock outstanding for less than a full Dividend Payment Period, the dividend paid with respect to ++

++
such shares shall be equal to the dividend paid with respect to such entire Dividend Payment Period times a fraction the numerator of which shall be the number of days during such Dividend Payment Period that such shares were outstanding and the denominator shall be the number of days during such Dividend Payment Period. ++
++
  (iii) If this Corporation shall declare and pay any dividend on shares of Common Stock payable in shares of Common Stock, or in options, warrants or rights to acquire shares of Common Stock, or in securities convertible into or exchangeable for shares of Common Stock, then in each case, this Corporation shall declare and pay, at the same time that it declares and pays any such dividend, an equivalent dividend per share on the Class A Common Stock. ++
++
  (b) Dividends under Section 2(a)(ii) of the Class A Provisions shall begin to accrue and be cumulative on outstanding shares of Class A Preference Stock from the Initial Issuance Date. Accrued but unpaid dividends shall accumulate but shall not bear interest. Dividends paid on the shares of Class A Preference Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Class A Preference Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 30 days prior to the date fixed for the payment thereof. ++
++
  (c) Notwithstanding any other provision of this Section 2, the holders of shares of Class A Preference Stock shall not be entitled to receive shares, other equity interests of any direct or indirect Subsidiary of this Corporation or cash or other property distributed to the holders of Common Stock in connection with the Cellular Spin-off. ++
++
  3. Other Class A Preference Stock Terms. (a) (i) Except as otherwise provided in clause (iii) below, all of the outstanding shares of Class A Preference Stock shall automatically convert, without the requirement of any payment by the Class A Holders, upon the date (the "Conversion Date") that is the later of
(A) the earliest of (I) 35 Trading Days after the Cellular Spin-off Date, (II) 30 days after the date on which this Corporation has delivered a notice to each Class A Holder that the Cellular Spin-off has been abandoned (a "Notice of Abandonment"), and (III) the 60th day after the fifth anniversary of the Initial Issuance Date, and (B) five Business Days after the date on which the Conversion Price becomes Fixed, into that number of validly issued, fully paid and nonassessable shares of Class A Common Stock or, if the Fundamental Rights shall have terminated as to all outstanding shares of Class A Preference Stock, Common Stock, equal to the quotient of the aggregate of the Liquidation Preference of the outstanding shares of Class A Preference Stock divided by the applicable Conversion Price specified in Section 3(b); provided that, if the Conversion Price has not been Fixed by the fifth anniversary of the Initial Issuance Date, the Class A Preference Stock shall only be convertible pursuant to Section 3(b)(v) of the Class A Provisions. In addition, shares of Class A Preference Stock shall convert, without the requirement of any payment by the Class A Holders, as otherwise provided in these Class A Provisions. To the extent any such conversion would result in the Class A Holders that are Aliens owning securities with Votes constituting in the aggregate more than 20% of the Voting Power of this Corporation outstanding at that time, such number of shares of Class A Preference Stock as may be required so that the 20% level is not exceeded shall, at the election of this Corporation, effected by delivery of a notice to each Class A Holder at least five Business Days prior to the Conversion Date, be either (a) redeemed by this Corporation within ten Business Days of the delivery of such notice in cash and/or Redemption Securities in an amount equal to the Liquidation Preference of such shares as modified to comply with the requirements of Article IX of the Stockholders' Agreement, or (b) sold by such Class A Holders in third party or open market sales (a "Requested Sale"), provided that this Corporation shall not be permitted to so redeem shares of Class A Preference Stock unless a majority of the Continuing Directors shall have first approved, at a meeting at which at least seven Continuing Directors are present, such redemption, unless a Fair Price Condition has been satisfied. In the case of any Requested Sale, the Class A Holders shall sell such Shares, as promptly as practicable following receipt of the notice referred to in the immediately preceding sentence, but in no event later than 120 days following the receipt thereof, as extended day-for-day for each day that such sales are ++

++
actually delayed during such time period because (A) the Requested Sale cannot be effected due to the anti-fraud rules of the U.S. securities laws, or (B) this Corporation has delayed a proposed registration of such shares in accordance with Section 1.4 of the Registration Rights Agreement. Each Class A Holder shall, promptly upon the conclusion of such Requested Sale, deliver to this Corporation a notice stating that such Requested Sale has been concluded and indicating the total amount of consideration received therefrom (the "Total Requested Sale Proceeds"). Following receipt of such notice, this Corporation shall promptly pay (a "Requested Sale Supplementary Payment") to each Class A Holder the excess, if any, of the aggregate Liquidation Preference of such shares sold by such Class A Holder over the Total Requested Sale Proceeds (in each case as modified to comply with the requirements of Section 9.2 of the Stockholders' Agreement). ++
++
  (ii) At any time on or after the Conversion Date, any holder of a certificate or certificates representing shares of Class A Preference Stock may surrender such certificates at the principal office of this Corporation (or at any other location designated by both this Corporation and the Class A Holders), which certificate or certificates, if this Corporation shall so require, shall be duly endorsed to this Corporation or in blank, or accompanied by proper instruments of transfer to this Corporation. This Corporation shall, as soon as practicable after such deposit of a certificate or certificates evidencing shares of Class A Preference Stock and compliance with any other conditions herein contained, deliver at such office (or such other location) to the person for whose account such certificate or certificates were so surrendered, or to the nominee or nominees of such person, a certificate or certificates evidencing the number of shares of Class A Common Stock or Common Stock, as the case may be, to which such person shall be entitled as aforesaid. The conversion of the shares of Class A Preference Stock shall be deemed to have been made, for all purposes, as of the Conversion Date without regard to the date of the surrender of the certificates for shares of Class A Preference Stock, and the person or persons entitled to receive the Class A Common Stock or Common Stock, as the case may be, deliverable upon conversion of such Class A Preference Stock shall be treated for all purposes as the record holder or holders of such Class A Common Stock or Common Stock, as the case may be, on the Conversion Date. ++
++
  (iii) Notwithstanding anything to the contrary in this Section 3(a), if after the Cellular Spin-off Date shares of Class A Preference Stock that previously were not convertible because the Cellular Spin-off Date had not occurred otherwise would be converted pursuant to this Section 3(a) into Class A Common Stock or Common Stock at a Conversion Price greater than 135% of the Average Sprint Price for the 20 Trading Days ended on the tenth Business Day prior to the Conversion Date, the Class A Holders may elect, by delivery of a notice to this Corporation executed by or on behalf of all Class A Holders, at least two Business Days prior to the Conversion Date, to defer such conversion until the first Business Day following the thirtieth day after the occurrence of a period of 20 Trading Days in which the Conversion Price is less than or equal to 135% of the Average Sprint Price over such period or until the Class A Holders shall otherwise elect, by delivery of a notice to this Corporation executed by or on behalf of each Class A Holder, to convert ten Business Days after delivery of such notice the shares of Class A Preference Stock at the Conversion Price set forth in Section 3(b) without regard to this clause (iii). If the Class A Holders elect to defer conversion in accordance with this Section 3(a)(iii), the shares of Class A Preference Stock shall not be subject to conversion pursuant to Section 3(b)(v) or redemption pursuant to Section 3(c). ++
++
  (b) The Conversion Price of the Class A Preference Stock shall initially be established at the time and at the price set forth below in this Section 3(b) (such Conversion Price to be subject in each case to adjustment as provided in the Class A Provisions): ++
++
    (i) If the Average Sprint Price determined at the Initial Issuance Date is within the Sprint Price Range, the Conversion Price shall be Fixed on the Initial Issuance Date at the Target Price. ++
++
    (ii) If the Average Sprint Price determined at the Initial Issuance Date is above the Upper Threshold Sprint Price, the Conversion Price shall be Fixed on the Initial Issuance Date at the Maximum Price (determined by reference to such Average Sprint Price). ++
++
    (iii) If the Average Sprint Price determined at the Initial Issuance Date is below the Lower Threshold Sprint Price, ++
++
      (x) the Conversion Price shall be Fixed on the Initial Issuance Date at the Minimum Price if this Corporation has elected, by delivery of a notice to each of FT and DT at least five Business Days ++

++
    before the Initial Issuance Date, to establish the Conversion Price at the Minimum Price (determined by reference to such Average Sprint Price), and the Conversion Price shall be Fixed on the Initial Issuance Date at the Target Price if FT and DT have elected, by delivery at least five Business Days before the Initial Issuance Date, of a notice to this Corporation executed by each of FT and DT, to establish the Conversion Price at the Target Price, the first such notice delivered to be effective, provided that this Corporation may only deliver such a notice if a majority of the Continuing Directors shall have first approved, at a meeting at which at least seven Continuing Directors are present, Fixing the Conversion Price on the Initial Issuance Date at the Minimum Price, unless a Fair Price Condition has been satisfied; ++
++
      (y) if no timely election has been made by this Corporation or by FT and DT as contemplated by clause (x) above, and ++
++
        (1) if, prior to the second anniversary of the Initial Issuance Date, the Cellular Spin-off Date has occurred and the Average Sprint Price for any period of 20 consecutive Trading Days following the Cellular Spin-off Date has been at or above the New Lower Threshold Sprint Price, the Conversion Price shall, effective on the first day following the end of such 20-day period, be Fixed at the New Target Price, provided that if the Cellular Spin-off Date shall have occurred prior to the second anniversary of the Initial Issuance
      Date and the Average Sprint Price during any Spin-off Trading Period is at or above the Modified Lower Threshold, the Conversion Price shall be Fixed, effective on the first day following such Spin-off Trading Period, at the New Target Price;++
++
        (2) if, prior to the second anniversary of the Initial Issuance Date, the Cellular Spin-off Date has not occurred and the Average Sprint Price for any period of 20 consecutive Trading Days has been at or above the Lower Threshold Sprint Price, the Conversion Price shall be Fixed on the day following the end of such 20-day period at the Target Price; ++
++
        (3) at any time prior to the second anniversary of the Initial Issuance Date, (i) if the Cellular Spin-off Date has occurred, this Corporation or the Class A Holders, by notice delivered, in the case of this Corporation to each Class A Holder, and in the case of the Class A Holders, to this Corporation by or on behalf of each Class A Holder, the first such notice delivered to be effective, may elect to Fix the Conversion Price, effective on the date of such notice, at (A) if the Class A Holders make such election, the New Target Price or (B) if this Corporation makes such election, the Minimum Price (determined by reference to such Average Sprint Price for the 20 consecutive Trading Day period ended five days before the date of such election, provided that, if the Cellular Spin-off Date has occurred fewer than 25 Trading Days prior to the delivery of such notice, the Conversion Price shall be determined by reference to such Average Sprint Price for the 20 consecutive Trading Day period beginning on the Trading Day following the Cellular Spin-off Date and the Conversion Date shall be Fixed five days after the end of such 20-day period), provided that this Corporation may only deliver such a notice if a majority of the Continuing Directors shall have first approved, at a meeting at which at least seven Continuing Directors are present, Fixing the Conversion Price on the date of such notice at the Minimum Price, unless a Fair Price Condition has been satisfied; and (ii) if the Cellular Spin-off Date has not occurred, either this Corporation or the Class A Holders, by notice delivered, in the case of this Corporation, to each Class A Holder, and in the case of the Class A Holders, to this Corporation by or on behalf of each Class A Holder, the first such notice delivered to be effective, may elect to Fix the Conversion Price, effective on the date of such notice, at (A) if the Class A Holders make such election, the Target Price, or (B) if this Corporation makes such election, the Minimum Price (determined by reference to the Average Sprint Price for the 20 consecutive Trading Day period ended five days before the date of such election), provided that this Corporation may only deliver such a notice if a majority of the Continuing Directors shall have first approved, at a meeting at which at least seven Continuing Directors are present, Fixing the Conversion Price on the date of such notice at the Minimum Price, unless a Fair Price Condition has been satisfied; ++

++
        (4) (A) if neither the Cellular Spin-off Date nor the conversion of all of the outstanding Class A Preference Stock into Class A Common Stock or Common Stock has occurred prior to the second anniversary of the Initial Issuance Date and the Conversion Price has not previously been Fixed, the Conversion Price will, automatically on such second anniversary, become Fixed at the Minimum Price, determined by reference to the Average Sprint Price for the 20 consecutive Trading Days ended five Business Days before such second anniversary; provided that, if such Average Sprint Price is then below the Second Anniversary Lower Threshold Sprint Price, this Corporation may elect to defer the Fixing of the Conversion Price, by notice delivered to each Class A Holder within such five Business Day period, so that if, at any time during the following three years, the Average Sprint Price shall be at least the Second Anniversary Lower Threshold Sprint Price (if the Cellular Spin-off Date shall not have occurred) or 93.308% of the New Lower Threshold Sprint Price (if the Cellular Spin-off Date shall have so occurred), the Conversion Price shall be Fixed at 93.308% of the Target Price (if the Cellular Spin-off Date shall not have so occurred) and 93.308% of the New Target Price (if the Cellular Spin-off Date shall have so occurred), provided that if the Cellular Spin-off Date shall have occurred prior to the fifth anniversary of the Initial Issuance Date and the Average Sprint Price during any Spin-off Trading Period is at or above the Modified New Lower Threshold, the Conversion Price shall be Fixed, effective on the day following such Spin-off Trading Period, at 93.308% of the New Target Price. At any time during such three year period, this Corporation may elect, by notice delivered to each Class A Holder, to cause the Conversion Price to be Fixed, effective on the date of such notice, at the Minimum Price (determined by reference to the Average Sprint Price for the 20 Trading Days ended five Business Days before the date of such election, provided that, if the Cellular Spin-off Date shall occur during the last 20 Trading Day period before the second anniversary of the Initial Issuance Date, all calculations to have been based upon such period under this clause (A) shall be deferred until the first 20 consecutive Trading Day Period after the Cellular Spin-off Date, on which such calculations shall be then based), provided that this Corporation may only deliver such a notice if a majority of the Continuing Directors shall have first approved, at a meeting at which at least seven Continuing Directors are present, Fixing the Conversion Price on the date of such notice at the Minimum Price, unless a Fair Price Condition has been satisfied, and FT and DT may elect by notice delivered to this Corporation by or on behalf of each Class A Holder to cause the Conversion Price to be Fixed, effective on the date of such notice, at a price equal to 93.308% of the Target Price (if the Cellular Spin-Off Date shall have not occurred) and 93.308% of the New Target Price (if the Cellular Spin-Off Date shall have occurred), the first such notice to be effective; ++
 ++
        (B) if, prior to such second anniversary, the Cellular Spin-off Date has occurred, but the conversion of all of the outstanding shares of Class A Preference Stock has not taken place and the Conversion Price has not previously been Fixed, the Conversion Price will, automatically on such second anniversary, become Fixed at the Minimum Price, determined by reference to the Average Sprint Price for the 20 consecutive Trading Days ended five Business Days before the second anniversary of the Initial Issuance Date, provided that if such Average Sprint Price is then below 93.308% of the New Lower Threshold Sprint Price, this Corporation may elect to defer the Fixing of the Conversion Price by notice delivered to each Class A Holder within such five Business Day period so that if, at any time during the following three years, the Average Sprint Price shall be at least equal to 93.308% of the New Lower Threshold Sprint Price, the Conversion Price will be Fixed at 93.308% of the New Target Price. At any time during such three year period, this Corporation may elect by notice delivered to each Class A Holder at any time after the fifth Business Day following the end of the 20 Trading Day period starting on the first Trading Day following the Cellular Spin-off Date, to cause the Conversion Price to be Fixed, effective on the date of such notice, at the Minimum Price (determined by reference to the Average Sprint Price for the 20 Trading Days ended five Business Days before the date of such election), provided that this Corporation may only deliver such a notice if a majority of the Continuing Directors ++

++
      shall have first approved, at a meeting at which at least seven Continuing Directors are present,
      Fixing the Conversion Price on the date of such notice at the
      Minimum Price, unless a Fair Price Condition has been satisfied, and the Class A Holders may elect, by notice to that effect delivered to this Corporation by or on behalf of each Class A Holder, at any time to cause the Conversion Price to be Fixed effective on the date of such notice, at a price equal to 93.308% of the New Target Price, the first such notice delivered to be effective. ++
++
    (iv) If the Conversion Price has been Fixed before the Cellular Spin-off Date, effective at the Cellular Spin-off Date, the Conversion Price fixed with reference to the Maximum Price, Minimum Price or Target Price, as the case may be, automatically and without notice, will be re-fixed with reference to the New Maximum Price, New Minimum Price or New Target Price, respectively, the calculation of such New Minimum Price or such New Maximum Price to be based on the Average Sprint Price used to calculate the related Maximum Price or Minimum Price, as the case may be. ++
++
    (v) If the Conversion Price has not been Fixed by a date which is five years after the Initial Issuance Date and this Corporation shall not have redeemed all of the outstanding shares of Class A Preference Stock as required under Section 3(c), the Class A Preference Stock shall be convertible only at the election of the Class A Holders made at any time after the end of ten Business Days after the 60th day after such fifth anniversary, by notice to that effect delivered to this Corporation by or on behalf of each Class A Holder, such conversion to occur five Business Days after delivery of such notice, at a Conversion Price equal to 135% of the Average Sprint Price for the 20 Trading Days ended on the Trading Day five Trading Days prior to such conversion. ++
++
    (vi) Upon the issuance of shares of Class A Preference Stock at the Optional Shares Closing (as defined in the Investment Agreement) or as provided in Section 7(i) of the Class A Provisions or Article V or VI of the Stockholders' Agreement, the Conversion Price shall be adjusted further to be the quotient of (x) the sum of (I) the number of outstanding shares of Class A Preference Stock prior to such issuance times the Conversion Price of such shares prior to this adjustment and (II) the number of such shares received upon such issuance times the purchase price thereof, divided by (y) the total number of shares of Class A Preference Stock outstanding after such issuance. ++
++
    (vii) In addition to any other adjustments provided for in the Class A Provisions, ++
++
      (x) the Conversion Price and, as appropriate, the per share dollar amounts reflected in or used in calculating the Adjusted Cellular
    Price, the Net Cellular Acquisition Amount, the Net Cellular Indebtedness, the Average Sprint Price, the Average Cellular Price, the Lower Threshold Sprint Price, the New Lower Threshold Sprint Price, the Upper Threshold Sprint Price, the New Upper Threshold Sprint Price, the Second Anniversary Lower Threshold Sprint Price, the Target Price, the New Target Price, the Minimum Price, the New Minimum Price, the Maximum Price, the New Maximum Price, the Modified Lower Threshold, the
    Modified New Lower Threshold, and the Cellular Spin-off Reduction
    Factor shall be adjusted to reflect any stock split, subdivision, stock dividend payable in shares of Common Stock or other reclassification, consolidation or combination of this Corporation's Voting Securities or similar action or transaction undertaken after June 14, 1994, provided that no such adjustment shall be made to the Average Sprint Price, the Average Cellular Price, the Minimum Price or the New Minimum Price with respect to events described in this clause (x) which occur prior to the beginning of the measurement period with respect to such price, and provided, further, that no adjustment shall be made under this subsection (vii)(x) in respect of the Cellular Spin-off or any Spin-
    off. ++
++
      (y) the Conversion Price and, as appropriate, the per share dollar amounts reflected in or used in calculating the Lower Threshold Sprint Price, the New Lower Threshold Sprint Price, the Upper Threshold Sprint Price, the New Upper Threshold Sprint Price, the Second Anniversary
    Lower Threshold Sprint Price, the Target Price, the New Target Price, the Minimum Price, the New Minimum Price, the Modified Lower Threshold, the Modified New Lower Threshold, the Maximum Price and the New Maximum Price shall be adjusted to reflect any Extraordinary Dividend or Dividends and any non-cash dividend or distribution (except as described in clause (x) and except for ++

++
    dividends or distributions of equity securities of any Subsidiary of this Corporation pursuant to a Spin-off or the Cellular Spin-off) paid on or with respect to shares of Common Stock, or any reorganization or reclassification pursuant to which holders of Common Stock receive cash, property or (except as described in clause (x), above) securities of this Corporation, in each case occurring after June 22, 1995, as follows, provided that no such adjustment shall be made to the Minimum Price or the New Minimum Price with respect to events described in this clause (y) which occur prior to the determination of such price: ++
++
        (A) if such dividend, distribution or event occurs on or prior to the date the Conversion Price is Fixed, ++
++
                (1) the Target Price, the Maximum Price, the New Target Price,
              the Minimum Price, the New Minimum Price and the New Maximum Price shall be decreased dollar for dollar by the amount of cash and the Fair Market Value of all non-cash property or securities distributed with respect to a share of Common Stock (the "Per Share Distributed Value"); ++
++
                (2) the Lower Threshold Sprint Price and the New Lower
              Threshold Sprint Price shall be decreased by the Per Share Distributed Value divided by 1.35; and ++
++
                (3) the Upper Threshold Sprint Price and the New Upper
              Threshold Sprint Price shall be decreased by the Per Share Distributed Value divided by 1.25; and ++
++
        (B) if such dividend, distribution or event occurs after the date the Conversion Price is Fixed, the Conversion Price shall be decreased by subtracting an amount equal to the Per Share
      Distributed Value. ++
++
  (c) Unless the Class A Holders have exercised their option to defer conversion of the Class A Preference Stock pursuant to Section 3(a)(iii), each outstanding share of Class A Preference Stock shall be redeemed by this Corporation within five Business Days after the 60th day following the fifth anniversary of the Initial Issuance Date for cash at a redemption price per share equal to its Liquidation Preference (such price, the "Class A Preference Redemption Price"), such payment to be delivered to each Class A Holder no later than five Business Days after such redemption, provided that the failure to so redeem at such time shall not preclude this Corporation from so redeeming at any time thereafter. ++
++
  (d) If any time after the termination of Fundamental Rights as to all outstanding Shares of Class A Preference Stock, this Corporation shall not have declared and paid all accrued and unpaid dividends on the Class A Preference Stock as provided in Section 2 of the Class A Provisions for four consecutive Quarterly Dividend Payment Dates, then, in addition to any other voting rights provided in these Articles of Incorporation, the holders of the Class A Preference Stock shall have the exclusive right, voting separately as a class, to elect two Directors. The right of the holders of the Class A Preference Stock to elect the Class A Directors pursuant to this Section 3(d) shall continue until all such accrued and unpaid dividends shall have been paid. At such time, the terms of the Class A Directors shall terminate. At any time when the holders of the Class A Preference Stock shall have thus become entitled to elect Class A Directors, a special meeting of the Class A Holders shall be called for the purpose of electing such Class A Directors, to be held within 30 days after the right of the holders of the Class A Preference Stock to elect such Class A Directors shall arise, upon notice given in the manner provided by law or the Bylaws of this Corporation for giving notice of a special meeting of the Class A Holders (provided, however, that such a special meeting shall not be called if the annual meeting of stockholders is to convene within said 30 days). At any such special meeting or at any annual meeting at which the Class A Holders shall be entitled to elect Class A Directors, the holders of a majority of the then outstanding Class A Preference Stock present in person or by proxy shall be sufficient to constitute a quorum for the election of such directors. The persons elected by the holders of the Class A Preference Stock at any meeting in accordance with the terms of the preceding sentence shall become Class A Directors on the date of such election. ++
++
  (e) Whenever quarterly dividends or other dividends or distributions payable on the Class A Preference Stock as provided in Section 2 of the Class A Provisions are in arrears, thereafter and until all accrued and ++

++
unpaid dividends and distributions, whether or not declared, on shares of Class A Preference Stock outstanding shall have been paid in full, this Corporation shall not: ++
++
    (i) declare or pay dividends or make any other distributions on any shares or stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Class A Preference Stock; ++
++
    (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Class A Preference Stock except dividends paid ratably on the Class A Preference Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or ++
++
    (iii) redeem or purchase or otherwise acquire for consideration shares of any stock junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Class A Preference Stock, provided that, notwithstanding the foregoing, this Corporation may at any time redeem, purchase or otherwise acquire shares of stock of any such class junior as to either or both dividends or upon liquidation, dissolution or winding-up, in exchange for, or out of the net cash proceeds from the substantially simultaneous sale of, other shares of stock of any class which is also junior as to either or both dividends or upon liquidation, dissolution or winding-up, as the case may be. ++
++
  (f) This Corporation shall not permit any Subsidiary of this Corporation to purchase or otherwise acquire for consideration any shares of stock of this Corporation unless this Corporation could, under Section 3(e), above, purchase or otherwise acquire such shares at such time and in such manner. ++
++
  4. Special Rights to Disapprove Certain Actions. At least 40 days prior to the occurrence of a Subject Event (as defined below), this Corporation shall deliver to each Class A Holder a notice (a "Notice") of such proposed Subject Event, setting forth in reasonable detail the nature of such proposed Subject Event. This Corporation shall thereafter be entitled to effect such proposed Subject Event unless within 30 days of delivery of such Notice there shall have been a Class A Action exercising the special rights of the Class A Holders to disapprove such Subject Event, provided that the Class A Holders shall have no special right to disapprove any action (x) which this Corporation is required to take to comply with its obligations or exercise its rights under the Investment Agreement, the Stockholders' Agreement, the Standstill Agreement, the Registration Rights Agreement or the Joint Venture Agreement or any document executed pursuant to any such agreement or the Class A Provisions, or
(y) taken to comply with Applicable Law or the rules of any exchange or market system on which securities of this Corporation may be traded, and provided, further, that any action to be taken by this Corporation in reliance on clause
(y) of the foregoing proviso is the only action commercially reasonably available to this Corporation to effect such compliance, as certified to the Class A Holders by resolution of the Independent Directors. For purposes of these Articles, the term "Subject Event" means only the following transactions and only if such transactions are consummated within the respective time periods indicated below: ++
++
    (a) Until the second anniversary of the Initial Issuance Date or, in the case of clause (iv) below, the later of (x) the second anniversary of the Initial Issuance Date and (y) the Investment Completion Date: ++
++
      (i) any transaction or series of related transactions (other than
    Exempt Asset Divestitures or Exempt Long Distance Asset Divestitures)
    that results, directly or indirectly, in Transfers of assets of this Corporation or its Subsidiaries with an aggregate Fair Market Value (calculated in the case of each Transfer as at the date this
    Corporation or any such Subsidiary enters into a definitive agreement to effect such Transfer) of more than 20 percent of Market
    Capitalization (calculated (x) in the case of a single transaction as at the date this Corporation or any such Subsidiary enters into a definitive agreement to effect such Transfer and (y) in the case of a series of related transactions, as at the date this Corporation or any such Subsidiary enters into a definitive agreement to effect the last of such Transfers); ++
++
      (ii) any transaction or series of related transactions (including, without limitation, mergers, purchases of stock or assets, joint ventures or other acquisitions), but excluding any transaction ++

++
    constituting an Exempt Asset Divestiture or Exempt Long Distance Asset Divestiture, resulting, directly or indirectly, in the acquisition by this Corporation or its Subsidiaries for cash or debt securities maturing in less than one year from the date of issuance of (x) assets constituting or predominantly used in Core Businesses ("Core Business Assets") for a purchase price or, in the case of a series of related transactions, an aggregate purchase price that exceeds 20 percent of Market Capitalization (calculated as at the date this Corporation or any such Subsidiary enters into a definitive agreement to effect such transaction or, in the case of a series of related transactions, as at the date this Corporation or any such Subsidiary enters into a definitive agreement to effect the last of such related transactions)
    or (y) other assets for a purchase price or, in the case of a series of related transactions, for an aggregate purchase price that exceeds five percent of Market Capitalization (calculated as at the date this Corporation or any such Subsidiary enters into a definitive agreement to effect such transaction or, in the case of a series of related transactions, as at the date this Corporation or any such Subsidiary enters into a definitive agreement to effect the last of such related transactions), provided that, if any such other assets are proposed to be obtained in the course of a proposed transaction in which both Core Business Assets and other assets are to be acquired and the ratio of the fair market value of the Core Business Assets to be acquired to the fair market value of the other assets to be acquired exceeds 1.75 to 1, then the holders of the Class A Stock shall not be entitled to disapproval rights with respect to such transaction except as provided in clause (x) of this Section 4(a)(ii); ++
++
      (iii) issuance by this Corporation of any capital stock or debt (including, without limitation, direct or indirect issuances such as pursuant to mergers and other business combinations) with both (x) a class vote to elect one or more Directors and (y) rights with respect to dispositions of Long Distance Assets or other assets, or share issuances, which rights are in scope and duration as extensive as or more extensive than the comparable related rights granted to the Class
    A Holders in these Articles of Incorporation or in the Stockholders' Agreement, provided that this Section 4(a)(iii) shall not apply to the extent that (a) such rights are required by Applicable Law, (b) the holders of any series of Preferred Stock have the right, voting separately as a class, to elect a number of Directors of this
    Corporation upon the occurrence of a default in payment of dividends or redemption price, or (c) such rights described in clause (y) are granted in connection with borrowings and are reflected in a loan agreement, credit agreement, trust indenture or similar agreement or instrument; ++
++
      (iv) declaration of any Extraordinary Dividends during any one year that, individually or in the aggregate, exceed five percent of Market Capitalization as at the Business Day immediately preceding the declaration of the last such dividend or distribution (other than in connection with transactions within the meaning of clause (e) of the definition of Exempt Asset Divestitures or clause (g) of the definition of Exempt Long Distance Asset Divestitures); or ++
++
      (v) any merger or other business combination in which this
    Corporation is not the surviving parent corporation. ++
++
    (b) Until the earliest of (i) the fifth anniversary of the Initial Issuance Date, (ii) such time as (A) legislation has been enacted repealing
  Section 310, (B) an FCC Order shall have been issued, or (C) outside counsel to this Corporation with a nationally recognized expertise in telecommunications regulatory matters delivers to each of FT and DT a legal opinion, addressed to each of them, in form and substance reasonably satisfactory to FT and DT, to the effect that Section 310 does not prohibit FT and DT from owning the Long Distance Assets proposed to be Transferred by this Corporation, (iii) the delivery by FT, DT, Atlas or any of their Affiliates (or a Permitted Designee (as such term is defined in the Joint Venture Agreement)) of a notice pursuant to Section 17.2(b) of the Joint Venture Agreement indicating the agreement to purchase all of the Sprint Venture Interests (as such term is defined in the Joint Venture Agreement) following an offer by this Corporation or Sprint Sub pursuant to Section 17.2(a) of the Joint Venture Agreement, and (iv) the delivery by this Corporation and/or Sprint Sub of a notice pursuant to Section 17.3(a) of the Joint Venture Agreement exercising the put right to sell all of their Sprint Venture Interests (as such term is defined in the Joint Venture Agreement) to FT, DT and Atlas (or a Permitted Designee ++

++
  (as such term is defined in the Joint Venture Agreement)), a direct or indirect Transfer (other than in connection with an Exempt Long Distance Asset Divestiture) after the Initial Issuance Date by this Corporation or its Subsidiaries of Long Distance Assets with a Fair Market Value
  (calculated as at the date this Corporation or any such Subsidiary enters into a definitive agreement to effect such Transfer) that, when aggregated with the Fair Market Value of all other Long Distance Assets Transferred by this Corporation or its Subsidiaries since the Initial Issuance Date (other than in Exempt Long Distance Asset Divestitures) (calculated in each case as at the date this Corporation or any such Subsidiary enters into a definitive agreement to effect each such respective Transfer) exceeds five percent of the Fair Market Value of the Long Distance Assets of this Corporation and its Subsidiaries, on a consolidated basis (calculated as at the date this Corporation or any such Subsidiary enters into a definitive agreement to effect the last such Transfer). ++
++
    (c) Except as otherwise provided in Section 7 of the Class A Provisions, for so long as any shares of Class A Stock are outstanding: ++
++
      (i) any amendment to these Articles of Incorporation, the Bylaws or the Rights Agreement that would adversely affect the rights of the
    Class A Holders under these Articles of Incorporation or the Bylaws; ++
++
      (ii) issuance by this Corporation (including, without limitation, pursuant to mergers or other business combinations) of any series or class of capital stock or debt security with Supervoting Powers; ++
++
      (iii) any merger or other business combination involving this
    Corporation that results directly or indirectly in a Change of Control, unless the surviving corporation expressly (x) assumes all of this Corporation's obligations in respect of the rights of the Class A
    Holders under Section 4(b) of the Class A Provisions and the provisions of Article III of the Stockholders' Agreement (except, in each case, as they may be otherwise terminated pursuant to the Class A Provisions or the Stockholders' Agreement) and all of the provisions of the
    Registration Rights Agreement and (y) agrees to be bound by any applicable Tie-Breaking Vote in accordance with Articles 17 and 18 of the Joint Venture Agreement; ++
++
      (iv) any merger or other business combination involving this
    Corporation that does not result directly or indirectly in a Change of Control unless: ++
++
        (x) this Corporation survives as the parent entity; or ++
++
        (y) the surviving corporation expressly assumes all of this Corporation's obligations in respect of the rights of the Class A
      Holders granted pursuant to these Articles of Incorporation and the
      Class A Provisions and under the Bylaws, the Stockholders' Agreement and the Registration Rights Agreement; or ++
++
      (v) if any shares of Class A Preference Stock are outstanding, issuance by this Corporation of shares of Preferred Stock which have rights to the payment of dividends or the distribution of assets upon the liquidation, dissolution or winding up of this Corporation senior to such rights of the Class A Preference Stock. ++
++
  5. Special Rights Regarding Major Issuances. At least 90 days before the consummation, directly or indirectly, by this Corporation of any Major Issuance prior to the second anniversary of the Initial Issuance Date, this Corporation shall deliver to each Class A Holder a notice of such proposed Major Issuance. This Corporation shall be entitled to effect such proposed Major Issuance (upon receipt of the requisite approval of the Board of Directors described below) unless within 75 days of the delivery of such notice there shall have been a Class A Action exercising the special rights of the Class A Holders to disapprove such Major Issuance. In addition, so long as any Class A Stock is outstanding, prior to effecting any Major Issuance: ++
++
    (a) occurring on or prior to the fifth anniversary of the Initial
  Issuance Date, this Corporation shall obtain the prior approval of two-thirds of the Independent Directors by resolution, certified to the Class A Holders; and ++
++
    (b) occurring after the fifth anniversary of the Initial Issuance Date, this Corporation shall obtain the prior approval of a majority of the Independent Directors. ++

++
  6. Special Rights Regarding Holdings by Major Competitors of FT or DT. (a) Until the tenth anniversary of the Initial Issuance Date, at least 90 days prior to consummating any transaction or taking any other action that, directly or indirectly, would result in, or is taken for the purpose of encouraging or facilitating, a Major Competitor of FT or DT or of the Joint Venture having, or being granted by this Corporation any right, permission or approval to acquire (other than pursuant to a Strategic Merger), a Percentage Ownership Interest of ten percent or more (a "Major Competitor Transaction"), this Corporation shall provide each Class A Holder with notice of such Major Competitor Transaction in the manner set forth in Subsection (c) below and, if there is a Class A Action exercising the special rights of the Class A Holders to disapprove such Major Competitor Transaction within 75 days of the delivery of such notice, this Corporation shall not consummate such Major Competitor Transaction. ++
++
  (b) Until the tenth anniversary of the Initial Issuance Date, if a Major Competitor of FT or DT or of the Joint Venture obtains a Percentage Ownership Interest of 20 percent or more as a result, directly or indirectly, of a Strategic Merger: ++
++
    (i) if the Class A Holders have not made the commitment described in
  Article VI of the Stockholders' Agreement, this Corporation (or its successor in such Strategic Merger) shall, subject to the provisos of Sections 2.1(a)(iii) and 2.2(a) of the Standstill Agreement, nonetheless take all action necessary or advisable to lift all restrictions, contractual or otherwise, imposed by this Corporation or such successor on the ability of the Class A Holders, at any time after the Class A Common Issuance Date, to purchase shares of Common Stock or other Voting
  Securities from third parties sufficient to permit the Class A Holders to have a Percentage Ownership Interest equal to that of the Major Competitor of FT or DT or of the Joint Venture; and ++
++
    (ii) this Corporation shall ensure that the Class A Holders have rights with regard to (w) a class vote to elect Directors, (x) class approval and disapproval rights, (y) any other special rights in respect of the business or operations of this Corporation and (z) any rights to receive special dividends, distributions or other rights from this Corporation, which are in scope and duration at least as extensive as any rights granted by this Corporation to such Major Competitor of FT or DT or of the Joint Venture (other than rights deriving solely from the number of Voting Securities owned), regardless of whether or not the Class A Holders purchase any additional Voting Securities. ++
++
  (c) Until the tenth anniversary of the Initial Issuance Date, this Corporation shall deliver to each Class A Holder notice of its intent to issue Voting Securities in a Major Competitor Transaction to any Major Competitor of FT or DT or of the Joint Venture at least 30 days prior to such issuance, such notice to contain a complete and correct description in reasonable detail of the transaction in question, including, without limitation, the purchase price for such securities, the nature of such securities, the identity of the Major Competitor of FT or DT or of the Joint Venture and the rights (contractual and other) this Corporation would grant such Major Competitor. This Corporation shall also deliver to each Class A Holder notice of any such issuance within five days after it occurs, such notice to contain a description of the transaction in question and be accompanied by complete and correct copies of all agreements, instruments and written understandings of this Corporation, its Subsidiaries and Affiliates and such Major Competitor of FT or DT or of the Joint Venture and the Subsidiaries and Affiliates of such Major Competitor executed in respect of such transaction. ++
++
  7. Conversion of Shares; Termination of Fundamental Rights. (a) Failure to Maintain Ownership. If, after the Investment Completion Date, the aggregate Committed Percentage of the Class A Holders shall be below ten percent (i) for more than 180 consecutive days or (ii) immediately following a Transfer of Class A Stock by a Class A Holder, each outstanding share of Class A Common Stock shall automatically convert (without the payment of any consideration) into one duly issued, fully paid and nonassessable share of Common Stock, or if any shares of Class A Preference Stock are outstanding, the Fundamental Rights shall terminate as to all outstanding shares of Class A Preference Stock, such conversion or termination to take place on the next Business Day following the end of such 180-day period in the case of clause (i) or on the date of such Transfer in the case of clause (ii), provided that, if the aggregate Committed Percentage of the Class A Holders shall fall ++

++
below ten percent for more than 180 consecutive days following the later of the Fixed Closing Date and the date of a Major Issuance as a result of the consummation of such Major Issuance, then unless all of the outstanding shares of Class A Common Stock shall have been converted earlier, or the Fundamental Rights shall have previously terminated as to all outstanding shares of Class A Preference Stock, in each case pursuant to this Section 7 of the Class A Provisions, (x) the Class A Common Stock shall not convert into Common Stock, or the Fundamental Rights shall not terminate, as the case may be, until the last to occur of (i) the third anniversary of the date of such Major Issuance,
(ii) the third anniversary of the Fixed Closing Date and (iii) the Investment Completion Date, and (y) the Class A Holders shall continue to be entitled to elect Directors pursuant to ARTICLE FIFTH of these Articles of Incorporation until the last to occur of (i) the third anniversary of the date of such Major Issuance, (ii) the third anniversary of the Fixed Closing Date, and (iii) the Investment Completion Date, but (z) after the last to occur of the expiration of 180 days following the Fixed Closing Date, 180 days following the date of such Major Issuance, and the Investment Completion Date, the Class A Holders shall no longer have their rights under Sections 4, 5, 6, 7 and 8 of the Class A Provisions, and provided, further, that such conversion shall not be considered to be an acquisition of Common Stock for purposes of Section 7(i) of the Class A Provisions. ++
++
  (b) FT/DT Joint Venture Termination; Material Breach of Investment Documents.
(i) Each outstanding share of Class A Common Stock shall automatically convert (without the payment of any consideration) into one duly issued, fully paid and nonassessable share of Common Stock and, if any shares of Class A Preference Stock are outstanding, the Fundamental Rights shall terminate as to all outstanding shares of Class A Preference Stock, if: ++
++
    (t) the Sprint Parties receive the Tie-Breaking Vote pursuant to Section
  17.5 of the Joint Venture Agreement; ++
++
    (u) there is an FT/DT Joint Venture Termination; ++
++
    (v) FT or DT or any Qualified Subsidiary breaches in any material respect its obligations under Section 2.4 of the Stockholders' Agreement; ++
++
    (w) FT or DT or any Qualified Subsidiary breaches in any material respect its obligations under Article II (other than Section 2.4) of the Stockholders' Agreement; ++
++
    (x) FT, DT or any Qualified Subsidiary breaches any of the provisions of
  Article 2 (other than Section 2.1(b)) of the Standstill Agreement or any corresponding provision of any Qualified Subsidiary Standstill Agreement; ++
++
    (y) FT, DT or any Qualified Subsidiary breaches any of the provisions of Sections 3.1 or 3.2 of the Standstill Agreement or any corresponding provisions of any Qualified Subsidiary Standstill Agreement, in each case in a Control Context, or otherwise breaches Sections 3.1(a)(ii), (iii) or
  (iv) or Section 3.1(g) of the Standstill Agreement or any corresponding provision of any Qualified Subsidiary Standstill Agreement; or ++
++
    (z) FT, DT or any Qualified Subsidiary breaches any of the provisions of Sections 3.1 (except Section 3.1(a)(ii), (iii) or (iv), or Section 3.1(g))
  or 3.2 of the Standstill Agreement or any corresponding provisions of any Qualified Subsidiary Standstill Agreement, in each case other than in a Control Context; ++
++
provided that, with respect to an alleged breach of the type described in clauses (v), (w), (x), (y) or (z) above, the Class A Holders alleged to have committed such breach (the "Breaching Holders") shall deliver a notice ++
++
      (I) except with respect to a breach of the type described in clause
    (y) above, in accordance with clauses (ii)(x) or (iii)(x) below, in which case no conversion of the Class A Common Stock or termination of the Fundamental Rights as to all outstanding shares of Class A
    Preference Stock, as the case may be, shall take place unless such breach fails to be cured within the time provided for cure in such clause (ii) or (iii), as the case may be; ++
++
      (II) in accordance with clauses (ii)(y), (iii)(y) or (iv) below, in which case no conversion of the Class A Common Stock or termination of the Fundamental Rights, as the case may be, shall take ++

++
    place until there is issued a final nonappealable decision or order of a court of competent jurisdiction finding that such breach has occurred and, if applicable, was not cured within the time provided for cure in clauses (ii) or (iii) below, as the case may be; or ++
++
      (III) admitting that such a breach has occurred, and (if applicable) cannot be cured within the time periods provided for cure in clauses
    (ii) or (iii) below, in which case each outstanding share of Class A
    Common Stock shall automatically convert (without the payment of any consideration) into one duly issued, fully paid and nonassessable share of Common Stock or the Fundamental Rights shall terminate as to all outstanding shares of Class A Preference Stock, as the case may be, in each case upon delivery of such notice; and ++
++
provided, further, that if the Breaching Holders fail to perform the actions described in clauses (I) or (II) above within the time periods provided for performing such actions in clauses (ii), (iii) or (iv) below, they shall be deemed to have taken the action described in clause (III) above. ++
++
  (ii) For any alleged breach of the type described in clauses (w), (x) or (z) of clause (i) above, the Breaching Holders shall have the right, within five Business Days after the date (for purposes of this clause (ii), the "Breach Notice Date") that notice of such breach is delivered to each Breaching Holder by this Corporation, to deliver to this Corporation a notice either: ++
++
    (x) committing to effect a cure as soon as practical, in which case the Breaching Holders shall effect such cure as soon as practical, but in no event later than the 20th Business Day from the Breach Notice Date (or, with respect to an alleged breach of clauses (w) or (x), if such cure cannot be effected within such time period due to the anti-fraud rules of the U.S. securities laws, such longer period as is reasonably necessary to cure such breach in a manner consistent with such rules), provided that ++
++
      (I) the Breaching Holders shall have no right to cure unless such breach is susceptible to cure; ++
++
      (II) such cure period shall continue only for so long as each
    Breaching Holder shall be undertaking to effect such a cure in a diligent manner; ++
++
      (III) with respect to an alleged breach of clause (i)(x) above, this Corporation shall have the right at any time after the end of such 20-
    day period to purchase such number of shares of Common Stock or Class A Stock, as the case may be, as is necessary to return the Class A
    Holders to the ownership level permitted by the Standstill Agreement or a Qualified Subsidiary Standstill Agreement, as the case may be, at a price equal to the lower of (A) the Market Price for such shares at the time of such redemption and (B) the price paid by the Breaching Holders for such shares, provided that this Corporation may only exercise such right if a majority of the Continuing Directors shall have first approved, at a meeting at which at least seven Continuing Directors are present, such a purchase of Shares, unless a Fair Price Condition has been satisfied; and ++
++
      (IV) withdrawal of the action alleged to have caused such breach shall not, in and of itself, give rise to a presumption that such breach has been cured; or ++
++
    (y) disputing that such a breach has occurred, provided that during such time as the most recent decision or order of a court of competent jurisdiction is to the effect that such breach has occurred and was not cured within the time provided for cure in clause (x) of this clause (ii), the rights provided to the Class A Holders under Sections 4 (except
  4(a)(iii) and 4(c)), 5, 6, 7 and 8 of the Class A Provisions and the right to elect members of the Board of Directors of the holders of the Class A Stock under ARTICLE FIFTH of these Articles of Incorporation shall be suspended and may not be exercised by the Class A Holders. ++
++
  (iii) For any alleged breach of the type described in clause (i)(v) above, the Breaching Holders shall have the right, within five Business Days after the date (for purposes of this clause (iii), the "Breach Notice Date") ++

++
that notice of such breach is delivered to each Breaching Holder by this Corporation, to deliver to this Corporation a notice either: ++
++
    (x) committing to effect a cure as soon as practical, in which case the Breaching Holders shall effect such cure as soon as practical, but in no event later than the 20th Business Day from the Breach Notice Date (or, if such cure cannot be effected within such time period due to the anti-fraud rules of the U.S. securities laws, such longer period as is reasonably necessary to cure such breach in a manner consistent with such rules), provided that ++
++
      (I) the Breaching Holders shall have no right to cure unless such breach is susceptible to cure; ++
++
      (II) such cure period shall continue only for so long as each
    Breaching Holder shall be undertaking to effect such a cure in a diligent manner; and ++
++
      (III) withdrawal of the action alleged to have caused such breach shall not, in and of itself, give rise to a presumption that such breach has been cured; or ++
++
    (y) disputing that such a breach has occurred; ++
++
  provided that, in each case, from the Breach Notice Date until the earlier to occur of the cure of such breach and the issuance of a decision or order of a court of competent jurisdiction finding that such breach has not occurred or was cured within the time provided for cure in clause (x) of this clause (iii), the rights provided to the Class A Holders under
  Sections 4 (except 4(a)(iii) and 4(c)), 5, 6, 7 and 8 of the Class A Provisions and the right to elect members of the Board of Directors of the holders of the Class A Stock under ARTICLE FIFTH of these Articles of Incorporation shall be suspended and may not be exercised by the Class A Holders; and provided, further, that following such decision or order, such rights shall be suspended during such time as the most recent decision or order of a court of competent jurisdiction is to the effect that such breach has occurred and was not cured within the time provided for cure in clause (x) of this clause (iii). ++
++
  (iv) For any alleged breach of the type described in clause (i)(y) above, the Breaching Holders shall have the right, within five Business Days after the date (for purposes of this clause (iv), the "Breach Notice Date") that notice of such breach is delivered to each Breaching Holder by this Corporation, to deliver to this Corporation a notice disputing that such a breach has occurred, provided that from the Breach Notice Date until the issuance of a decision or order of a court of competent jurisdiction finding that such breach has not occurred, the rights provided to the Class A Holders under Sections 4 (except 4(a)(iii) and 4(c)), 5, 6, 7 and 8 of the Class A Provisions and the right to elect members of the Board of Directors of the holders of the Class A Stock under ARTICLE FIFTH of these Articles of Incorporation shall be suspended and may not be exercised by the Class A Holders; and provided, further, that following such decision or order, such rights shall be suspended during such time as the most recent decision or order of a court of competent jurisdiction is to the effect that such breach has occurred. ++
++
  (v) For purposes of this Section 7(b), an alleged breach shall be deemed to have occurred in a Control Context if the action or actions alleged to have given rise to such breach were taken in the context of efforts by any Class A Holder or any other Person having the purpose or effect of changing or influencing the control of this Corporation. ++
++
  (vi) No conversion pursuant to this Section 7(b) shall be considered an acquisition for purposes of Section 7(i) of the Class A Provisions. ++
++
  (c) Failure to Purchase at Closings; Class A Preference Stock Ownership. The Fundamental Rights shall terminate as to all outstanding shares of Class A Preference Stock if (i) FT or DT or any Qualified Subsidiary which is a party to the Investment Agreement breaches its obligation to purchase shares of Common Stock or Class A Stock, as the case may be, under the Investment Agreement at an Additional Preference Stock Closing, a Supplemental Preference Stock Closing or a Deferred Common Stock Closing, as such terms are defined in the Investment Agreement, or (ii) if, prior to the Investment Completion Date, the outstanding shares of Class A Preference Stock have an aggregate liquidation value of less than $1.5 billion as a result of a Transfer of ++

++
shares of Class A Preference Stock by a Class A Holder (other than a Transfer contemplated by Section 7.4(b)(i)(y) of the Stockholders' Agreement); ++
++
  (d) Corporation Joint Venture Termination. Unless the Class A Common Stock shall have been converted earlier or the Fundamental Rights shall have been terminated earlier as to all outstanding shares of Class A Preference Stock, in each case pursuant to this Section 7 of the Class A Provisions, if there is a Corporation Joint Venture Termination, each outstanding share of Class A Common Stock shall automatically convert (without the payment of any consideration) into one duly issued, fully paid and nonassessable share of Common Stock or the Fundamental Rights shall terminate as to all outstanding shares of Class A Preference Stock, as the case may be, in each case on the third anniversary of the date of such Corporation Joint Venture Termination, provided that any such conversion shall not be considered to be an acquisition of Common Stock for purposes of Section 7(i) of the Class A Provisions. ++
++
  (e) Other Joint Venture Termination. If (i) there is a sale of all the Venture Interests of the Sprint Parties or the FT/DT Parties pursuant to
Section 17.2, 17.3, 17.4, 19.3, 20.6 or 20.11 of the Joint Venture Agreement or
(ii) the Joint Venture is otherwise terminated, in each case other than due to
(i) an FT/DT Joint Venture Termination or (ii) a Corporation Joint Venture
Termination: ++
++
    (x) on the date of such termination, the rights provided to the Class A Holders in Sections 4 (except Sections 4(c)(i) and 4(c)(iii)), 5 and 6 of the Class A Provisions shall terminate; and ++
++
    (y) unless the Class A Common Stock shall have been converted, or the Fundamental Rights shall have been terminated earlier as to all outstanding shares of Class A Preference Stock, as the case may be, in each case pursuant to this Section 7 of the Class A Provisions, each outstanding share of Class A Common Stock shall automatically convert (without the payment of any consideration) into one duly issued, fully paid and nonassessable share of Common Stock or those Fundamental Rights which have not been terminated earlier as to all outstanding shares of Class A Preference Stock pursuant to clause (x) shall terminate, as the case may be, in each case on the third anniversary of the date of such termination, provided that any such conversion shall not be considered to be an acquisition of Common Stock for purposes of Section 7(i) of the Class A Provisions. ++
++
  (f) Change of Control. If there is a Change of Control within the meaning of clause (a) of the definition of Change of Control, (i) the rights provided to the Class A Holders in ARTICLE FIFTH of these Articles of Incorporation, and Sections 4 (except Sections 4(b), 4(c)(iii) (as to rights provided under
Section 4(b)) and 4(c)(iv) (as to rights provided under Section 4(b)), 5 and 6 of the Class A Provisions shall terminate upon the consummation of the transactions contemplated thereby, provided that, prior to such consummation, this Corporation shall engage in good faith negotiations with any potential acquiror of Control to provide the Class A Holders with rights equivalent to those provided in ARTICLE FIFTH of these Articles of Incorporation and (ii) all, but not less than all, of the Class A Holders shall have the right (but not the obligation) to deliver to this Corporation a written notice upon which delivery (x) if Class A Common Stock is then outstanding, each outstanding share of Class A Common Stock shall automatically convert (without the payment of any consideration) into one duly issued, fully paid and nonassessable share of Common Stock or (y) if Class A Preference Stock is then outstanding, (A) if at the time of delivery of such notice the Conversion Price has been Fixed, the Transfer Restrictions shall cease to be of further force and effect, and each share of Class A Preference Stock Transferred thereafter (other than to a Qualified Subsidiary or Class A Holder) shall convert at the applicable Conversion Price (without the payment of any consideration) into that number of duly issued, fully paid and nonassessable shares of Common Stock equal to the number of related Class A Conversion Shares, or (B) if at the time of delivery of such notice the Conversion Price has not been Fixed, the Class A Holders may deliver a notice to this Corporation electing either that (x) upon delivery of such notice, the Transfer Restrictions shall cease to be of further force and effect, and each share of Class A Preference Stock Transferred thereafter (other than to a Qualified Subsidiary or Class A Holder) shall convert upon such Transfer at the Target Price (without the payment of consideration) into that number of duly issued, fully paid and nonassessable shares of Common Stock equal to the number of related Class A Conversion Shares, or (y) on the 31st day following delivery of such notice, the Transfer Restrictions cease to be of further force and effect, ++

++
and each share of Class A Preference Stock Transferred thereafter (other than to a Qualified Subsidiary or Class A Holder) shall convert upon such Transfer at the Minimum Price at the date of such Transfer (without the payment of consideration) into that number of duly issued, fully paid and nonassessable shares of Common Stock equal to the number of related Class A Conversion Shares, provided that this Corporation may elect within 30 days after the delivery of notice by the Class A Holders hereunder to the effect specified in this clause (y), in lieu of releasing the Transfer Restrictions and having such Shares convert at the Minimum Price, to have this Corporation redeem each share of Class A Preference Stock for cash at a per share price equal to its Liquidation Preference on the 90th day following the delivery of such notice, provided, further, that (i) if this Corporation's notes at the date of delivery of such notice fulfill the requirements set forth in the proviso to the definition of "Corporation Eligible Notes," this Corporation may, upon delivery of a notice to each Class A Holder no fewer than ten Business Days prior to such 90th day, in lieu of redeeming the Class A Preference Stock for cash, issue to each Class A Holder a Corporation Eligible Note in an amount equal to the aggregate Liquidation Preference attributable to the shares of Class A Preference Stock held by such Class A Holder maturing at the earlier of (A) three years from the date of issuance, and (B) five years from the Initial Issuance Date, and (ii) this Corporation shall not be permitted to elect the option to redeem set forth in the first proviso unless a majority of the Continuing Directors shall have first approved, at a meeting at which at least seven Continuing Directors are present, such redemption, unless a Fair Price Condition has been satisfied. Any such conversion of Class A Stock pursuant to this clause (f) shall not be considered to be an acquisition of Common Stock for purposes of Section 7(i) of the Class A Provisions. ++
++
  (g) Unequal Ownership. (i) If the ratio (the "Ownership Ratio") of the Percentage Ownership Interest of either FT or DT to the Percentage Ownership Interest of the other exceeds the Applicable Ratio for 60 consecutive days following a notice of such event delivered by this Corporation to each of FT and DT, each share of Class A Common Stock, if any, shall automatically convert (without the payment of any consideration) into one duly issued, fully paid and nonassessable share of Common Stock or the Fundamental Rights shall terminate as to all outstanding shares of Class A Preference Stock, as the case may be, provided that any such conversion shall not be considered to be an acquisition of Common Stock for purposes of Section 7(i) of the Class A Provisions. ++
++
  (ii) For purposes of calculating the Ownership Ratio, FT and DT shall be deemed to own shares of Class A Stock owned by a Qualified Subsidiary as follows: ++
++
    (x) if only one of FT or DT owns, directly or indirectly, Votes in such Qualified Subsidiary, FT or DT, as the case may be, shall be deemed to own all of the shares of Class A Stock owned by such Qualified Subsidiary; and
++
++
    (y) if both FT and DT own, directly or indirectly, Votes in such
  Qualified Subsidiary, each of FT and DT shall be deemed to own its respective Applicable Percentage of the shares of Class A Stock owned by such Qualified Subsidiary. As used herein, the "Applicable Percentage"
  shall mean the percentage of the equity interests of such Qualified Subsidiary owned, directly or indirectly, by FT or DT, as the case may be. ++
++
  (h) Unauthorized Transfers. Unless approved by this Corporation, upon any Transfer of shares of Class A Stock (other than a Transfer to a Qualified Subsidiary, a Qualified Stock Purchaser or to FT or DT, in each case which Transfer is effected in accordance with the provisions of Article II of the Stockholders' Agreement), (i) in the case of a Transfer of Class A Common Stock, each share of Class A Common Stock so Transferred shall automatically convert (without the payment of any consideration) into one duly issued, fully paid and nonassessable share of Common Stock as of the date of such Transfer and (ii) in the case of a Transfer of Class A Preference Stock, (x) if at the date of Transfer the Conversion Price has been Fixed, each share of Class A Preference Stock so Transferred shall automatically convert (without the payment of any consideration) into that number of duly issued, fully paid and nonassessable shares of Common Stock equal to the number of related Class A Conversion Shares, or (y) if at the date of Transfer the Conversion Price has not been Fixed, each share of Class A Preference Stock so Transferred shall automatically convert at the Target Price (without the payment of any consideration) into that number of duly issued, fully paid and nonassessable shares of ++

++
Common Stock equal to the number of related Class A Conversion Shares, provided that no conversion of Class A Stock pursuant to this Section 7(h) shall be considered to be an acquisition of Common Stock for purposes of Section 7(i) of the Class A Provisions. ++
++
  (i) Conversion of Common Stock into Class A Stock. Unless the Fundamental Rights shall have been previously terminated as to all outstanding shares of Class A Preference Stock, (i) following the Class A Common Issuance Date and until the conversion of all of the shares of Class A Common Stock pursuant to this Section 7, each share of Common Stock acquired by a Class A Holder shall automatically convert (without the payment of any consideration) into one duly issued, fully paid and nonassessable share of Class A Common Stock at the date of such acquisition; and (ii) following the date of the Supplemental Preference Stock Closing and prior to the Class A Common Issuance Date, each share of Common Stock acquired by a Class A Holder shall automatically convert (without payment of any consideration) into that number of duly issued, fully paid and nonassessable shares of Class A Preference Stock at the date of such purchase equal to the quotient of (A) the number of shares of Class A Preference Stock outstanding immediately prior to such acquisition, divided by (B) the number of Class A Conversion Shares associated with such outstanding shares of Class A Preference Stock. ++
++
  (j) Notice of Conversion; Exchange of Stock Certificates; Effect of Conversion of all Class A Stock, etc. (i) Immediately upon the conversion of shares of Class A Stock into shares of Common Stock, or shares of Common Stock into shares of Class A Stock, as the case may be and in each case pursuant to this Section 7 (the shares of Class A Stock or shares of Common Stock so converted hereinafter referred to as the "Converted Shares"), the rights of the holders of such Converted Shares, as such, shall cease and the holders thereof shall be treated for all purposes as having become the record owners of the shares of Class A Stock or Common Stock, as the case may be, issuable upon such conversion (the "New Shares"), provided that such Persons shall be entitled to receive when paid any dividends declared on the Converted Shares as of a record date preceding the time the Converted Shares were converted (the "Conversion Time") and unpaid as of the Conversion Time. If the stock transfer books of this Corporation shall be closed at the Conversion Time, such Person or Persons shall be deemed to have become such holder or holders of record of the New Shares at the opening of business on the next succeeding day on which such stock transfer books are open. ++
++
  (ii) As promptly as practicable after the Conversion Time, upon the delivery to this Corporation of the certificates formerly representing Converted Shares, this Corporation shall deliver or cause to be deliv-ered, to or upon the written order of the record holder of such certificates, a certificate or certificates representing the number of duly issued, fully paid and nonassessable New Shares into which the Converted Shares formerly represented by such certificates have been converted in accordance with the provisions of this Section 7. ++
++
  (iii) This Corporation shall pay all United States federal, state or local documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of New Shares upon the conversion of Converted Shares pursuant to this Section 7, provided that this Corporation shall not be required to pay any tax which may be payable in respect of any registration of Transfer involved in the issue or delivery of New Shares in a name other than that of the registered holder of shares converted or to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to this Corporation the amount of any such tax or has established, to the satisfaction of this Corporation, that such tax has been paid. ++
++
  (iv) This Corporation shall at all times reserve and keep available, out of the aggregate of its authorized but unissued Class A Common Stock, Class A Preference Stock and Common Stock and its issued Common Stock held in its treasury, for the purpose of effecting the conversion of the Common Stock, Class A Preference Stock and Class A Common Stock contemplated hereby, the full number of shares of Common Stock then deliverable upon the conversion of all outstanding shares of Class A Stock, and the full number of shares of Class A Stock that would be deliverable upon conversion of all of the shares of Common Stock and Class A Preference Stock the Class A Holders are permitted to acquire hereunder and under the Investment Agreement, the Stockholders' Agreement and the Standstill Agreement. ++

++
  (v) Following conversion of all outstanding shares of Class A Common Stock into shares of Common Stock pursuant to this Section 7 of the Class A Provisions, this Corporation shall not, directly or indirectly, issue, or sell from the treasury, any shares of Class A Common Stock. Following conversion of all outstanding shares of Class A Preference Stock into shares of Class A Common Stock (or Common Stock, as the case may be) this Corporation shall not, directly or indirectly, issue, or sell from the treasury, any shares of Class A Preference Stock. ++
++
  (k) Class A Stock Held by Qualified Stock Purchasers. (i) If any Qualified Stock Purchaser shall become a Major Competitor of this Corporation or of the Joint Venture, on the date the writing referred to in the definition of Major Competitor in Section 12 of these Class A Provisions is delivered to each Class A Holder, each share of Class A Common Stock owned by such Qualified Stock Purchaser shall automatically convert (without the payment of any consideration) into one duly issued, fully paid and nonassessable share of Common Stock, or if shares of Class A Preference Stock are outstanding, the Fundamental Rights shall terminate as to the particular shares of Class A Preference Stock owned by such Qualified Stock Purchaser. ++
++
  (ii) Each outstanding share of Class A Common Stock owned by a Qualified Stock Purchaser shall automatically convert (without the payment of any consideration) into one duly issued, fully paid and nonassessable share of Common Stock, or if shares of Class A Preference Stock are outstanding, the Fundamental Rights shall terminate as to the particular shares of Class A Preference Stock owned by such Qualified Stock Purchaser, in each case if: ++
++
    (v) such Qualified Stock Purchaser breaches in any material respect its obligations under Section 2.4 of the Stockholders' Agreement; ++
++
    (w) such Qualified Stock Purchaser breaches in any material respect its obligations under Article II (other than Section 2.4) of the Stockholders' Agreement; ++
++
    (x) such Qualified Stock Purchaser breaches any of the provisions of
  Article 2 of the Qualified Stock Purchaser Standstill Agreement; ++
++
    (y) such Qualified Stock Purchaser breaches any of the provisions of
  Section 3.1 or 3.2 of the Qualified Stock Purchaser Standstill Agreement in
  a Control Context, or such Qualified Stock Purchaser otherwise breaches Sections 3.1(a)(ii), (iii) or (iv) or Section 3.1(g) of the Qualified Stock Purchaser Standstill Agreement; or ++
++
    (z) such Qualified Stock Purchaser breaches any of the provisions of Sections 3.1 (except Section 3.1(a)(ii), (iii) or (iv), or Section 3.1(g))
  or 3.2 of the Qualified Stock Purchaser Standstill Agreement, in each case other than in a Control Context; ++
++
provided, that such Qualified Stock Purchaser shall deliver a notice ++
++
    (I) except with respect to a breach of the type described in clause (y) above, in accordance with clauses (iii)(x) or (iv)(x) below, in which case no conversion of the Class A Common Stock owned by such Qualified Stock Purchaser shall take place and the Fundamental Rights shall not terminate as to the particular shares of Class A Preference Stock owned by such Qualified Stock Purchaser unless such breach fails to be cured within the time provided for cure in such clause (iii) or (iv), as the case may be; ++
++
    (II) in accordance with clauses (iii)(y), (iv)(y) or (v) below, in which case no conversion of the Class A Common Stock owned by such Qualified
  Stock Purchaser shall take place and the Fundamental Rights shall not terminate as to the particular shares of Class A Preference Stock owned by such Qualified Stock Purchaser until there is issued a final nonappealable decision or order of a court of competent jurisdiction finding that such breach has occurred and, if applicable, was not cured within the time provided for cure in clauses (iii) or (iv) below, as the case may be; or ++
++
    (III) admitting that such a breach has occurred, and (if applicable) cannot be cured within the time periods provided for cure in clauses (iii) or (iv) below, in which case each outstanding share of Class A Common Stock owned by such Qualified Stock Purchaser shall automatically convert
  (without the payment of any consideration) into one duly issued, fully paid and nonassessable share of Common Stock upon ++

++delivery of such notice, or if shares of Class A Preference Stock are outstanding, the Fundamental Rights shall terminate as to the particular shares of Class A Preference Stock owned by such Qualified Stock Purchaser; and++
++
provided, further, that if such Qualified Stock Purchaser fails to perform the actions described in clauses (I) or (II) above within the time periods provided for performing such actions in clauses (iii), (iv) or (v) below, it shall be deemed to have taken the action described in clause (III) above.++
++
 (iii) For any alleged breach of the type described in clauses (w), (x) or (z) of clause (ii) above, such Qualified Stock Purchaser shall have the right, within five Business Days after the date (for purposes of this clause (iii), the "Breach Notice Date") that notice of such breach is delivered to such Qualified Stock Purchaser by this Corporation, to deliver to this Corporation a notice either:++
++
    (x) committing to effect a cure as soon as practical, in which case such Qualified Stock Purchaser shall effect such cure as soon as practical, but in no event later than the 20th Business Day from the Breach Notice Date
  (or, with respect to an alleged breach of clauses (w) or (x), if such cure cannot be effected within such time period due to the anti-fraud rules of the U.S. securities laws, such longer period as is reasonably necessary to cure such breach in a manner consistent with such rules), provided that++
++
      (I) such Qualified Stock Purchaser shall have no right to cure unless such breach is susceptible to cure;++
++
      (II) such cure period shall continue only for so long as such
    Qualified Stock Purchaser shall be undertaking to effect such a cure in a diligent manner;++
++
      (III) with respect to an alleged breach of clause (ii)(x) above, this Corporation shall have the right at any time after the end of such 20-
    day period to purchase such number of shares of Class A Stock as is necessary to return such Qualified Stock Purchaser to the ownership level permitted by the Qualified Stock Purchaser Standstill Agreement,
    at a price equal to the lower of (A) the Market Price for such Shares at the time of such redemption and (B) the price paid by such Qualified Stock Purchaser for such Shares, provided that this Corporation may only exercise such right if a majority of the Continuing Directors shall have first approved, at a meeting at which at least seven
    Continuing Directors are present, such a purchase of Shares, unless a
    Fair Price Condition has been satisfied; and++
++
      (IV) withdrawal of the action alleged to have caused such breach shall not, in and of itself, give rise to a presumption that such breach has been cured; or++
++
    (y) disputing that such a breach has occurred, provided that during such time as the most recent decision or order of a court of competent jurisdiction is to the effect that such breach has occurred and was not cured within the time provided for cure in clause (x) of this clause (iii), the rights provided to such Qualified Stock Purchaser under Sections 4
  (except 4(a)(iii) and 4(c)), 5, 6, 7 and 8 of the Class A Provisions and
  the right of such Qualified Stock Purchaser to elect members of the Board of Directors as a holder of the Class A Common Stock under ARTICLE FIFTH of these Articles of Incorporation shall be suspended and may not be exercised by such Qualified Stock Purchaser.++
++
  (iv) For any alleged breach of the type described in clause (ii)(v) above, such Qualified Stock Purchaser shall have the right, within five Business Days after the date (for purposes of this clause (iv), the "Breach Notice Date")
that notice of such breach is delivered to such Qualified Stock Purchaser by this Corporation, to deliver to this Corporation a notice either:++
++
    (x) committing to effect a cure as soon as practical, in which case such Qualified Stock Purchaser shall effect such cure as soon as practical, but in no event later than the 20th Business Day from the Breach Notice Date
  (or, if such cure cannot be effected within such time period due to the anti-fraud rules of the U.S. securities laws, such longer period as is reasonably neces-sary to cure such breach in a manner consistent with such rules), provided that++
++
      (I) such Qualified Stock Purchaser shall have no right to cure unless such breach is susceptible to cure;++

++
      (II) such cure period shall continue only for so long as such
    Qualified Stock Purchaser shall be undertaking to effect such a cure in a diligent manner; and++
++
      (III) withdrawal of the action alleged to have caused such breach shall not, in and of itself, give rise to a presumption that such breach has been cured; or++
++
    (y) disputing that such a breach has occurred;++
++
provided that, in each case, from the Breach Notice Date until the earlier to occur of the cure of such breach and the issuance of a decision or order of a court of competent jurisdiction finding that such breach has not occurred or was cured within the time provided for cure in clause (x) of this clause (iv), the rights provided to such Qualified Stock Purchaser under Sections 4 (except 4(a)(iii) and 4(c)), 5, 6, 7 and 8 of the Class A Provisions and the right of such Qualified Stock Purchaser to elect members of the Board of Directors as a holder of the Class A Common Stock under ARTICLE FIFTH of these Articles of Incorporation shall be suspended and may not be exercised by such Qualified Stock Purchaser; and provided, further, that following such decision or order, such rights shall be suspended during such time as the most recent decision or order of a court of competent jurisdiction is to the effect that such breach has occurred and was not cured within the time provided for cure in clause (x) of this clause (iv).++
++
  (v) For any alleged breach of the type described in clause (ii)(y) above, such Qualified Stock Purchaser shall have the right, within five Business Days after the date (for purposes of this clause (v), the "Breach Notice Date") that notice of such breach is delivered to such Qualified Stock Purchaser by this Corporation, to deliver to this Corporation a notice disputing that such a breach has occurred, provided that from the Breach Notice Date until the issuance of a decision or order of a court of competent jurisdiction finding that such breach has not occurred, the rights provided to such Qualified Stock Purchaser under Sections 4 (except 4(a)(iii) and 4(c)), 5, 6, 7 and 8 of the Class A Provisions and the right of such Qualified Stock Purchaser to elect members of the Board of Directors as a holder of the Class A Common Stock under ARTICLE FIFTH of these Articles of Incorporation shall be suspended and may not be exercised by such Qualified Stock Purchaser and provided, further, that following such decision or order, such rights shall be suspended during such time as the most recent decision or order of a court of competent jurisdiction is to the effect that such breach has occurred.++
++
  (vi) For purposes of this Section 7(k), an alleged breach shall be deemed to have occurred in a Control Context if the action or actions alleged to have given rise to such breach were taken in the context of efforts by such Qualified Stock Purchaser or any other Person having the purpose or effect of changing or influencing the control of this Corporation.++
++
  (vii) No conversion pursuant to this Section 7(k) shall be considered an acquisition for purposes of Section 7(i) of the Class A Provisions.++
++
  (l) Effect of Conversion or Termination of Fundamental Rights. Following the earlier of (i) conversion of all of the shares of Class A Common Stock pursuant to this Section 7 and (ii) a termination of the Fundamental Rights as to all outstanding shares of Class A Preference Stock, each share of Class A Common Stock issued by this Corporation pursuant to the Investment Agreement, the Stockholders' Agreement or these Articles of Incorporation shall automatically convert (without the payment of any consideration) into one duly issued, fully paid and nonassessable share of Common Stock and each share of Class A Preference Stock to be so issued shall automatically convert (without the payment of any consideration) into duly issued, fully paid and nonassessable shares of Common Stock based on the number of related Class A Conversion Shares, provided that such conversion shall not be considered an acquisition of Common Stock for purposes of Section 7(i) of the Class A Provisions.++
++
  (m) Exclusionary Tender Offer. If the Board of Directors shall determine not to oppose a tender offer by a Person other than FT, DT or any of their respective Affiliates for Voting Securities of this Corporation representing not less than 35 percent of the Voting Power of this Corporation, and the terms of such tender offer do not permit the Class A Holders to sell an equal or greater percentage of their Shares as the other holders of Voting Securities of this Corporation are permitted to sell taking into account any proration, all, but not less than all, of the Class A Holders shall have the right (but not the obligation) to deliver to this Corporation a written notice requesting (x) if Class A Common Stock is then outstanding, conversion of certain shares of Class
++

++
A Common Stock designated by the Class A Holders into Common Stock, upon which delivery each share of Class A Common Stock so designated in such notice shall automatically convert (without the payment of any consideration) into one duly issued, fully paid and nonassessable share of Common Stock, and (y) if Class A Preference Stock is then outstanding, (A) if at the time of delivery of the notice the Conversion Price has been Fixed, conversion of certain shares of Class A Preference Stock designated by the Class A Holders into Common Stock, upon which delivery each share of Class A Preference Stock so designated shall convert (without the payment of any consideration) into that number of duly issued, fully paid and nonassessable shares of Common Stock equal to the number of related Class A Conversion Shares, or (B) if at the time of delivery of the notice the Conversion Price has not been Fixed, conversion at the Target Price of certain shares of Class A Preference Stock designated by the Class A Holders into Common Stock, upon which delivery each share of Class A Preference Stock so designated shall convert (without the payment of any consideration) at the Target Price into that number of duly issued, fully paid and nonassessable shares of Common Stock equal to the number of related Class A Conversion Shares, provided that (i) conversion pursuant to this clause (m) shall not be considered to be an acquisition of Common Stock for purposes of Section 7(i) of the Class A Provisions, (ii) unless the Class A Common Stock shall have otherwise been converted into Common Stock, or the Fundamental Rights shall have been terminated as to all outstanding shares of Class A Preference Stock, in each case pursuant to Section 7 of these Class A Provisions upon or prior to the consummation or abandonment of the transaction contemplated by such tender offer, immediately following the consummation of such transaction or the delivery by this Corporation to each Class A Holder of a notice that such transaction has been abandoned, each share of Common Stock, if any, held by a Class A Holder shall automatically reconvert (without the payment of any consideration) into one duly issued, fully paid and nonassessable share of Class A Common Stock (if Class A Common Stock was outstanding immediately prior to delivery of the notice) or that number of duly issued, fully paid and nonassessable shares of Class A Preference Stock on the same basis as shares of Class A Preference initially converted into Common Stock (if Class A Preference Stock was outstanding immediately prior to delivery of the notice); and (iii) only those shares of Class A Common Stock or Class A Preference Stock, as the case may be, related to shares of Common Stock that were not so reconverted shall be deemed for any purpose under these Articles, the Stockholders' Agreement, the Investment Agreement, the Standstill Agreement, the Registration Rights Agreement, or any agreement or document related thereto to have been converted into Common Stock pursuant to this Section 7(m) of the Class A Provisions, and the Class A Common Stock or Class A Preference Stock so reconverted, as the case may be, shall be deemed to have been at all times outstanding shares of Class A Common Stock or Class A Preference Stock, as the case may be.++
++
  (n) Events under the Stockholders' Agreement. While shares of Class A Preference Stock are outstanding, but prior to the time the Conversion Price shall have been Fixed,++
++
    (i) if the event described in Section 2.6(a)(iii) of the Stockholders' Agreement shall occur and not have been cured within the time period specified therein, the holders of a majority of the Class A Preference
  Stock may deliver a notice of election to this Corporation within 20
  Business Days following the date that such cure period has lapsed (or such earlier date that this Corporation provides notice to each of FT and DT that it will not effect such cure) electing either that (x) upon delivery of such notice, the Transfer Restrictions cease to be of further force and effect, and each share of Class A Preference Stock Transferred thereafter (other than to a Qualified Subsidiary or Class A Holder) convert upon such Transfer at the Target Price (without the payment of consideration) into that number of duly issued, fully paid and nonassessable shares of Common Stock equal to the number of related Class A Conversion Shares, or (y) this Corporation redeem each share of Class A Preference Stock for cash at a per share price equal to its Liquidation Preference on the 90th day following the delivery of such notice, provided that this Corporation, if it disputes that such a breach has occurred, shall not be obligated to so redeem the Class A Stock until the earlier of the date the parties agree that a breach described in Section 2.6(a)(iii) of the Stockholders' Agreement has occurred and the date of a final, nonappealable judgment of a court of competent jurisdiction to the effect that such a breach has occurred (in which case the amount to be paid shall include interest at a rate equal to
  12.5 basis points over the Applicable LIBOR Rate, less any dividends paid or payable on the Class A Preference Stock with respect to such period, from the 90th day following the initial++

++
  court judgment until the date of payment), provided, further, that if the Class A Holders elect the redemption option provided in the preceding clause (y), this Corporation may in lieu of such redemption, by notice delivered to the Class A Holders prior to (A) if this Corporation is contesting that such a breach has occurred, the expiration of the 90th day following the initial court judgment, or (B) if this Corporation is not so contesting, the 30th day following delivery of a notice of election by the Class A Holders hereunder, elect to cause the Transfer Restrictions to cease to be of further force and effect, and each share of Class A
  Preference Stock Transferred thereafter (other than to a Qualified
  Subsidiary or Class A Holder) to convert upon such Transfer at the Minimum Price at the date of such Transfer (without payment of any consideration) into that number of duly issued, fully paid and nonassessable shares of Common Stock equal to the number of related Class A Conversion Shares, provided that this Corporation shall be deemed to have made this election unless, prior to the expiration of the time periods set forth in the preceding clauses (A) and (B), as the case may be, a majority of the Continuing Directors shall have approved, at a meeting at which at least seven Continuing Directors are present, the redemption option set forth in clause (y) above, unless a Fair Price Condition has been satisfied.++
++
    (ii) if any of the events described in Section 2.6(a) of the
  Stockholders' Agreement (other than clause (iii) or (iv) thereof) shall occur, the holders of a majority of the Class A Preference Stock may deliver a notice of election to this Corporation electing that, upon delivery of such notice, the Transfer Restrictions cease to be of further force and effect, and each share of Class A Preference Stock Transferred thereafter (other than to a Qualified Subsidiary or Class A Holder) convert upon such Transfer at the Target Price (without the payment of consideration) into that number of duly issued, fully paid and nonassessable shares of Common Stock equal to the number of related Class A Conversion Shares.++
++
  (o) Transfers if Not Redeemed. Each Share of Class A Preference Stock Transferred pursuant to Section 2.6(c) of the Stockholders' Agreement shall automatically convert (without the payment of any consideration) at the Minimum Price on the date of such Transfer into that number of duly issued, fully paid and nonassessable Shares of Common Stock equal to the number of related Class A Conversion Shares, provided that such conversion shall not be considered an acquisition of Common Stock for purposes of Section 7(i) of the Class A Provisions.++
++
  (p) Events under Rights Agreement. If there shall occur a Stock Acquisition Date (as defined in the Rights Agreement) or an event described in clause (ii) of Section 3(a) of the Rights Agreement (without regard to the ten business day period (or such longer period as the Board shall determine) described therein), in each case other than due to an action on the part of any Class A Holder, the holders of a majority of the outstanding shares of Class A Preference Stock may deliver a notice of election to this Corporation electing that, immediately prior to the Distribution Date (as defined in the Rights Agreement), each share of Class A Preference Stock shall convert at the Target Price (without the payment of any consideration) into that number of duly issued, fully paid and nonassessable shares of Class A Common Stock equal to the number of related Class A Conversion Shares.++
++
  8. Change of Control Procedures. As long as shares of Class A Stock are outstanding, but subject to Sections 7(a), (b), (f) and (k) of the Class A Provisions, if this Corporation, directly or indirectly, (a) determines to sell all or substantially all of the assets of this Corporation, (b) determines not to oppose a third-party tender, exchange or other purchase offer for Voting Securities with a number of Votes in excess of 35 percent of the Voting Power of this Corporation, (c) determines to effect a merger or other business combination involving this Corporation that would result in a Person (other than any Class A Holder) holding Voting Securities of the resulting entity representing 35 percent or more of the Voting Power of such entity or (d) otherwise determines to sell Control of this Corporation, this Corporation shall conduct such transaction in accordance with reasonable procedures to be determined by the Board of Directors, and permit FT and DT to participate in that process on a basis no less favorable than that granted any other participant.++
++
  9. No Dilution or Impairment. (a) After the Class A Common Issuance Date, no reclassification, subdivision or combination of the outstanding shares of Common Stock shall be effected directly or indirectly++

++
(including without limitation any reclassification, subdivision or combination effected pursuant to a consolidation, merger or liquidation) unless at the same time the Class A Common Stock is reclassified, subdivided, combined or consolidated so that the holders of the Class A Common Stock (i) are entitled, in the aggregate, to a number of Votes representing the same percentage of the Voting Power of this Corporation relative to the Common Stock as were represented by the shares of Class A Common Stock outstanding immediately prior to such reclassification, subdivision or combination and (ii) maintain all of the rights associated with the Class A Common Stock set forth in these Articles of Incorporation, including without limitation the right to receive dividends and other distributions (including liquidating and other distributions) that are equivalent to those payable per share in respect of shares of Common Stock, subject to the limitations, restrictions and conditions on such rights contained herein.++
++
  (b) Without limiting the generality of the foregoing, in the case of any consolidation or merger of this Corporation with or into any other entity (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of the Common Stock) or any reclassification of the Common Stock into any other form of capital stock of this Corporation, whether in whole or in part, each Class A Holder shall, after such consolidation, merger or reclassification, have the right (but not the obligation), by notice delivered to this Corporation or any successor thereto within 90 days after the consummation of such consolidation, merger or reclassification, to (i) in the case of Class A Common Stock, convert each share of Class A Common Stock held by it into the kind and amount of shares of stock and other securities and property which such Class A Holder would have been entitled to receive upon such consolidation, merger, or reclassification if such Class A Holder had converted its shares of Class A Common Stock into Common Stock immediately prior to such merger, consolidation or reclassification or (ii) in the case of Class A Preference Stock, receive preferred or preference stock of this Corporation or the ultimate parent entity of any successor thereto with rights no less favorable to the Class A Holders than those applicable to the Class A Preference Stock (including, without limitation, the right to receive dividends and liquidating and other distributions) set forth in these Articles of Incorporation, the Bylaws, the Investment Agreement, the Stockholders' Agreement and the Registration Rights Agreement. This Corporation shall not effect, directly or indirectly, any such reclassification, subdivision or combination of outstanding shares of Common Stock unless it delivers to the Class A Holders written notice of its intent to take such action at least ten Business Days before taking such action.++
++
  (c) The conversion ratio expressed in Section 3(c)(ii) of the portion of ARTICLE SIXTH entitled GENERAL PROVISIONS RELATING TO COMMON STOCK AND CLASS A STOCK and the Dividend Factor shall be adjusted to reflect any stock split, subdivision, stock dividend, or other reclassification, consolidation or a combination of this Corporation's Voting Securities or similar action or transaction undertaken after June 22, 1995, provided that no adjustment shall be made under this Section 9(c) in respect of the Cellular Spin-off or any Spin-off.++
++
  10. Class Voting. Except as otherwise provided in Section 2(a) of ARTICLE FIFTH or in the Class A Provisions, the Class A Holders shall not have, nor be entitled to, a class vote with respect to any matter to be voted on by the stockholders of this Corporation.++
++
  11. Amendment of Class A Provisions and ARTICLE FIFTH. The Class A Provisions and Section 2(a)(iii) of ARTICLE FIFTH of these Articles of Incorporation may be amended in any manner which would not materially alter or change the powers, preferences or rights of the holders of shares of the Common Stock or Preferred Stock so as to affect such powers, preferences or rights adversely, by the Board of Directors of this Corporation with the affirmative vote of only the holders of at least two-thirds of the outstanding shares of Class A Stock, voting together as a single class, and without the affirmative vote of the holders of shares of the Common Stock or the Preferred Stock. Upon the retirement of shares of Class A Stock, (i) such shares shall not resume the status of authorized and unissued shares of that class, (ii) such shares shall not be reissued, and (iii) upon the execution, acknowledgment and filing of a certificate in accordance with Kan. Stat. Ann. (S) 17-6003 and (S) 17-6603 (or any successor provisions) stating that the reissuance of such shares is prohibited, identifying the shares and reciting their retirement, then the filing of such certificate shall have the effect of amending these Articles of Incorporation so as to reduce accordingly the number of authorized shares of Class A Common++

++
Stock or Class A Preference Stock, as the case may be, or if such retired shares constitute all of the authorized shares of such class, then the filing of such certificate shall have the effect of amending these Articles of Incorporation automatically so as to eliminate all references to such class of stock therefrom.++
++
  12. Definitions. For purposes of ARTICLE FIFTH of these Articles of Incorporation, the provisions of ARTICLE SIXTH of these Articles of Incorporation entitled GENERAL PROVISIONS RELATING TO ALL STOCK, GENERAL PROVISIONS RELATING TO COMMON STOCK AND CLASS A STOCK, GENERAL PROVISIONS RELATING TO COMMON STOCK, and the Class A Provisions:++
++
  "Acquisition" shall mean the acquisition by Cellular of assets (which may include the acquisition of the common equity interests in a Person) that constitute a business that, prior to such acquisition, has been operated as a company or a division or has otherwise been operated as a separate business.++
++
  "Adjusted Aggregate Liquidation Preference" shall mean the difference between
(a) the aggregate of the Liquidation Preference of the outstanding shares of Class A Preference Stock (including Section 7(i) Preference Shares whether or not converted pursuant to Section 3(c)(ii) of the Class A Provisions), minus
(b) the Section 7(i) Aggregate Purchase Price.++
++
  "Adjusted Cellular Price" shall mean, subject to adjustment as provided in the Class A Provisions, the Average Cellular Price multiplied by the Capitalization Ratio.++
++
  "Affiliate" shall mean, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, such Person, provided that (a) no JV Entity shall be deemed an Affiliate of any Class A Holder or this Corporation unless (i) FT, DT and Atlas own a majority of the Voting Power of such JV Entity and this Corporation does not have the Tie-Breaking Vote (as defined in Section 18.1 of the Joint Venture Agreement), or (ii) FT, DT or Atlas has the Tie-Breaking Vote; (b) FT, DT and this Corporation shall not be deemed Affiliates of each other; (c) Atlas shall be deemed an Affiliate of FT and DT; and (d) the term "Affiliate" shall not include any Governmental Authority of France or Germany or any other Person Controlled, directly or indirectly, by any such Governmental Authority except in each case for FT, DT, Atlas and any other Person directly, or indirectly through one or more intermediaries, Controlled by FT, DT or Atlas.++
++
  "Alien" shall mean "aliens", "their representatives", "a foreign government or representatives thereof" or "any corporation organized under the laws of a foreign country" as such terms are used in Section 310(b)(4) of the Communications Act of 1934, as amended, or as hereafter may be amended, or any successor provision of law.++
++
  "Applicable LIBOR Rate" shall mean the one-month London Interbank Offered Rate (the "Quoted Rate") listed in the "Money Rates Box" of The Wall Street Journal (New York Edition) (or any successor publication) on the day on which such interest is to begin to accrue, provided that if such day is a day on which the Quoted Rate is not listed in The Wall Street Journal (New York Edition) (or such successor publication) or The Wall Street Journal (New York Edition) (or such successor publication) is not published, the Applicable LIBOR Rate shall be the Quoted Rate on the most recent day prior to such date on which a Quoted Rate is listed in The Wall Street Journal (New York Edition) (or such successor publication).++
++
  "Applicable Ratio" shall have the meaning set forth in Section 7.5(a) of the Stockholders' Agreement.++
++
  "Associate" shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act, provided that when used to indicate a relationship with FT or DT or their respective Subsidiaries or Affiliates, the term "Associate" shall mean (a) in the case of FT, any Person occupying any of the positions listed on Schedule A to the Stockholders' Agreement and (b) in the case of DT, any Person occupying any of the positions listed on Schedule B to the Stockholders' Agreement, provided, further, that, in each case, no Person occupying any such position described in clause (a) or (b) hereof shall be deemed an "Associate" of FT or DT, as the case may be,++

++
unless the Persons occupying all such positions described in clauses (a) and
(b) hereof Beneficially Own, in the aggregate, more than 0.2% of the Voting Power of the Company.++
++
  "Atlas" shall mean the company [formed] [to be formed] as a societe anonyme under the laws of Belgium pursuant to the Joint Venture Agreement, dated as of December 15, 1994, between FT and DT, as amended.++
++
  "Average Cellular Price" shall mean, subject to adjustment as provided in the Class A Provisions, the average of the Closing Prices of a share of Cellular Common Stock for the 20 consecutive Trading Days on which such shares are traded "regular way" starting on the first such Trading Day after the Cellular Spin-off Date.++
++
  "Average Price" shall mean, as to a security, the average of the Closing Prices of a security for the 20 consecutive Trading Days ending on the fifteenth Trading Day prior to the date of determination or ending on such other date specified herein.++
++
  "Average Sprint Price" shall mean, subject to adjustment as provided in the Class A Provisions, the Average Price of a share of Common Stock at the date of determination specified herein. For purposes of this definition, if any portion of the relevant determination period occurs prior to the Cellular Spin-off and the Closing Price of Common Stock on any Trading Day during the determination period is quoted "ex" the distribution of Cellular Common Stock, the Closing Price of the Common Stock for such Trading Day will be adjusted by adding the product of the Closing Price of the Cellular Common Stock for such Trading Day multiplied by the Capitalization Ratio.++
++
  "Beneficial Owner" (including, with its correlative meanings, "Beneficially Own" and "Beneficial Ownership"), with respect to any securities, shall mean any Person which:++
++
    (a) has, or any of whose Affiliates or Associates has, directly or indirectly, the right to acquire (whether such right is exercisable immediately or only after the passage of time) such securities pursuant to any agreement, arrangement or understanding (whether or not in writing), including, without limitation, pursuant to the Investment Agreement and the Stockholders' Agreement, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise;++
++
    (b) has, or any of whose Affiliates or Associates has, directly or indirectly, the right to vote or dispose of (whether such right is exercisable immediately or only after the passage of time) or has
  "beneficial ownership" of (as determined pursuant to Rule 13d-3 under the Exchange Act but including all such securities which a Person has the right to acquire beneficial ownership of whether or not such right is exercisable within the 60-day period specified therein) such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing); or++
++
    (c) has, or any of whose Affiliates or Associates has, any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any securities which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate thereof),++
++
provided that Class A Stock and Common Stock held by one of FT or DT or its Affiliates shall not also be deemed to be Beneficially Owned by the other of FT or DT or its Affiliates.++
++
  "Board of Directors" shall mean the board of directors of this Corporation.++
++
  "Business Day" shall mean any day other than a day on which commercial banks in The City of New York, Paris, France, or Frankfurt am Main, Germany, are required or authorized by law to be closed.++
++
  "Buyers" shall have the meaning set forth in the Investment Agreement.++
++
  "Bylaws" shall mean the Bylaws of this Corporation as amended or supplemented from time to time.++
++
  "Capitalization Ratio" shall mean the quotient of the number of shares of Cellular Common Stock outstanding immediately following the Cellular Spin-off, divided by the number of shares of Common Stock immediately following the Cellular Spin-off.++

++
  "Cellular" shall mean (a) until immediately prior to the Cellular Spin-off Date, the Cellular and Wireless Division, (b) immediately prior to the Cellular Spin-off Date, the direct or indirect wholly owned subsidiary of this Corporation owning the assets of the Cellular and Wireless Division, the shares of which subsidiary are to be distributed to this Corporation's stockholders in connection with the Cellular Spin-off, and (c) on and after the Cellular Spin-off Date, such company, provided that the term "Cellular" shall not include any assets retained by this Corporation after the Cellular Spin-off Date.++
++
  "Cellular and Wireless Division" shall mean the Cellular and Wireless Communications Services Division of this Corporation.++
++
  "Cellular Common Stock" shall mean the shares of common stock of Cellular.++
++
  "Cellular Spin-off" shall mean the distribution by this Corporation on a pro rata basis to the holders of the Common Stock of shares of Cellular Common Stock representing all of the common equity of Cellular.++
++
  "Cellular Spin-off Date" shall mean the date on which shares of Cellular Common Stock are distributed to the holders of Common Stock.++
++
  "Cellular Spin-off Reduction Factor" shall mean, subject to adjustment as provided in the Class A Provisions, (a) $5.25, if the Adjusted Cellular Price is not less than $3.25 or more than $7.25, or (b) if the Adjusted Cellular Price is more than $7.25 but not more than $8.25, $5.25 plus 50% of the difference between the Adjusted Cellular Price and $7.25, or (c) if the Adjusted Cellular Price is more than $8.25, $5.75 plus the difference between the Adjusted Cellular Price and $8.25, or (d) if the Adjusted Cellular Price is less than $3.25 but not less than $2.25, $5.25 minus 50% of the difference between $3.25 and the Adjusted Cellular Price or (e) if the Adjusted Cellular Price is below $2.25, $4.75 minus the difference between $2.25 and the Adjusted Cellular Price. Notwithstanding the foregoing, (i) if the Net Cellular Indebtedness immediately after the Cellular Spin-off exceeds $2.955, each dollar amount set forth in the first sentence of this definition (other than the Adjusted Cellular Price) shall be reduced dollar-for-dollar by such excess;
(ii) if $2.955 exceeds the Net Cellular Indebtedness, each such dollar amount shall be increased dollar-for-dollar by such excess; and (iii) if Cellular has effected any Acquisition and/or Disposition after June 22, 1995 and prior to the Cellular Spin-off Date, such dollar amounts shall be increased by the Net Cellular Acquisition Amount, if positive, and decreased by the absolute value of the Net Cellular Acquisition Amount, if negative.++
++
  "Change of Control" shall mean a:++
++
    (a) decision by the Board of Directors to sell Control of this
  Corporation or not to oppose a third party tender offer for Voting
  Securities of this Corporation representing more than 35% of the Voting
  Power of this Corporation; or++
++
    (b) change in the identity of a majority of the Directors due to (i) a proxy contest (or the threat to engage in a proxy contest) or the election of Directors by the holders of Preferred Stock; or (ii) any unsolicited tender, exchange or other purchase offer which has not been approved by a majority of the Independent Directors,++
++
provided that a Strategic Merger shall not be deemed to be a Change of Control and provided, further, that any transaction between this Corporation and FT and DT or otherwise involving FT and DT and any of their direct or indirect Subsidiaries which are party to a Contract therefor shall not be deemed to be a Change of Control.++
++
  "Class A Action" shall mean action by the holders of a majority of the shares of Class A Stock taken by a vote at either a regular or special meeting of the stockholders of this Corporation or of the holders of the Class A Stock or by written consent delivered to the Secretary of this Corporation.++
++
  "Class A Common Issuance Date" shall mean the date this Corporation first issues shares of Class A Common Stock.++

++
  "Class A Common Stock" shall have the meaning set forth in ARTICLE SIXTH of these Articles of Incorporation.++
++
  "Class A Conversion Shares" shall mean, the shares of Class A Common Stock or Common Stock into which the then outstanding shares of Class A Preference Stock (or, as the case may be, a specified number of shares of Class A Preference Stock) would, at the time of determination, be convertible at the then applicable Conversion Price if the conditions to establishment of the Conversion Date had been met.++
++
  "Class A Director" shall mean any Director elected by the Class A Holders pursuant to Section 2(a) of ARTICLE FIFTH of these Articles of Incorporation, appointed by Class A Directors pursuant to Section 4(b) of ARTICLE FIFTH of these Articles of Incorporation, or elected by the Class A Holders pursuant to
Section 3(d) of the Class A Provisions.++
++
  "Class A Holders" shall mean (a) the holders of the Class A Stock or the Class A Preference Stock, as the case may be, and (b) any Qualified Stock Purchaser who has executed with this Corporation a Qualified Stock Purchaser Assumption Agreement (as such term is defined in the Stockholders' Agreement), for so long as such Person holds Class A Preference Stock or Class A Common Stock.++
++
  "Class A Preference Stock" shall have the meaning set forth in ARTICLE SIXTH of these Articles of Incorporation.++
++
  "Class A Provisions" shall mean the portion of ARTICLE SIXTH of these Articles of Incorporation entitled GENERAL PROVISIONS RELATING TO CLASS A STOCK.++
++
  "Class A Stock" shall mean the Class A Common Stock or, if shares of Class A Preference Stock are outstanding, the Class A Preference Stock.++
++
  "Closing Price" shall mean, with respect to a security on any day, the last sale price, regular way, or in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on The New York Stock Exchange, Inc. or, if such security is not listed or admitted to trading on such exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the security is listed or admitted to trading or, if the security is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use, or, if on any such date such security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the security selected in good faith by the Board of Directors. If the security is not publicly held or so listed or publicly traded, "Closing Price" shall mean the Fair Market Value of such security.++
++
  "Committed Percentage" shall mean, as to any Class A Holder, the percentage obtained by dividing the aggregate number of Votes represented or to be represented by the Voting Securities of this Corporation (a) owned of record by such Class A Holder or by its nominees; and (b) which such Class A Holder has committed to this Corporation to purchase pursuant to Articles V and VI and Sections 7.3 and 7.8 of the Stockholders Agreement and Article II of the Investment Agreement, by the sum of (i) the Voting Power of this Corporation, plus (ii) the Votes to be represented by any Voting Securities of this Corporation such Class A Holder has committed to this Corporation to purchase from this Corporation pursuant to Articles V and VI and Section 7.3 of the Stockholders' Agreement and Article II of the Investment Agreement.++
++
  "Continuing Director" shall have the meaning set forth in the Fair Price Provisions.++
++
  "Contract" shall mean any loan or credit agreement, note, bond, indenture, mortgage, deed of trust, lease, franchise, contract, or other agreement, obligation, instrument or binding commitment of any nature.++

++
  "Control" shall mean, with respect to a Person or Group, any of the following:++
++
    (a) ownership by such Person or Group of Votes entitling it to exercise in the aggregate more than 35 percent of the Voting Power of the entity in question; or++
++
    (b) possession by such Person or Group of the power, directly or indirectly, (i) to elect a majority of the board of directors (or equivalent governing body) of the entity in question; or (ii) to direct or cause the direction of the management and policies of or with respect to the entity in question, whether through ownership of securities, by contract or otherwise.++
++
  "Conversion Date" shall have the meaning set forth in Section 3(a)(i) of the Class A Provisions.++
++
  "Conversion Price" shall have the meaning set forth in Section 3(b) of the Class A Provisions.++
++
  "Core Businesses" shall mean all businesses in the fields of telecommunications and information technology and applications, and equipment, software applications and consumer and business services related thereto or making use of the technology thereof, including value-added consumer and business services generated through or as a result of underlying telecommunications services using all technology (voice, data and image) and physical transport, network intelligence, and software applications, and cable television (but not including any programming or content-related activities with respect thereto).++
++
  "Corporation Eligible Notes" shall mean notes of this Corporation, substantially in the form of "Company Eligible Notes" as provided in the Stockholders' Agreement, made payable to a Class A Holder as provided in Sections 7(f) and 7(n) of the Class A Provisions, which, in the written opinion of an investment banking firm of recognized international standing addressed to the Class A Holder and reasonably satisfactory to such Class A Holder, would sell, at the date of their issuance, at a price equal to their principal amount (taking into account the likely manner and timing of resale by such Class A Holder), provided that no note of this Corporation shall be deemed to be a Corporation Eligible Note (a) if it is to be issued at a time when this Corporation's debt instruments comparable to the notes proposed to be a Corporation Eligible Note (or such note itself) do not possess at least two of the three following ratings: Baa3 or better (or a comparable rating if the rating system is changed) by Moody's Investors Service, Inc.; BBB- or better (or a comparable rating if the rating system is changed) by Standard and Poor's Corporation; and BBB- or better (or a comparable rating if the rating system is changed) by Duff & Phelps Credit Rating Co., and (b) unless nationally-recognized counsel shall have delivered an opinion in form and substance reasonably satisfactory to each payee that such notes are enforceable obligations of this Corporation in accordance with the terms thereof.++
++
  "Corporation Joint Venture Termination" shall mean any of the following:++
++
    (a) the sale of Venture Interests by a Sprint Party pursuant to Section 20.5(a) of the Joint Venture Agreement; or++
++
    (b) the receipt by the FT/DT Parties of the Tie-Breaking Vote due to a Funding Default, Material Non-Funding Default or Bankruptcy (as such terms are defined in the Joint Venture Agreement) on the part of any of the
  Sprint Parties.++
++
  "Director" shall mean a member of the Board of Directors.++
++
  "Disposition" means the disposition by Cellular of assets (which may include the disposition of common equity interests in a Person) that constitute a business that, prior to such disposition, has been operated as a company or a division or has otherwise been operated as a separate business.++
++
  "Dividend Factor" shall mean 43,118,018, as adjusted as provided in Section 9(c) of the Class A Provisions.++
++
  "DT" shall mean Deutsche Telekom AG, an Aktiengesellschaft formed under the laws of Germany.++
++
  "ESMR" shall mean any commercial mobile radio service, and the resale of such service, of the type authorized under the rules for Specialized Mobile Radio Services designated under Subpart S of Part 90 of the FCC's rules or similar Applicable Laws of any other country in effect on the date hereof, including the networking, marketing, distribution, sales, customer interface and operations functions relating thereto.++

++
  "Europe" shall mean the current geographic area covered by the following countries and territories located on the European continent, plus, in the case of France, its territories and possessions located outside the European continent: Albania, Andorra, Austria, Belgium, Bosnia-Hercegovina, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Gibraltar, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Macedonia, Malta, Monaco, Montenegro, Netherlands, Norway, Poland, Portugal, Romania, San Marino, Serbia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, Ukraine, United Kingdom, and Vatican City.++
++
  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the United States Securities and Exchange Commission promulgated thereunder.++
++
  "Exempt Asset Divestitures" shall mean, with respect to this Corporation and its Subsidiaries:++
++
    (a) Transfers of assets, shares or other equity interests (other than
  Long Distance Assets) to joint ventures approved by FT and DT prior to the Initial Issuance Date;++
++
    (b) Transfers of assets, shares or other equity interests (other than
  Long Distance Assets) to (i) any entity in exchange for equity interests in such entity if, after such transaction, this Corporation owns at least 51 percent of both the Voting Power and equity interests in such entity or
  (ii) any joint venture that is an operating joint venture not controlled by any of its principals and in which (x) this Corporation has the right, acting alone, to disapprove (and thereby prohibit) decisions relating to acquisitions and divestitures involving more than 20 percent of the Fair Market Value of such entity's assets, mergers, consolidations and dissolution or liquidation of such entity and the adoption of such entity's business plan, and (y) Major Competitors of the Joint Venture do not in the aggregate own more than 20% of the equity interests or Voting Power; or++
++
    (c) transactions in which this Corporation exchanges one or more (i)
  local exchange telephone businesses for one or more such businesses or (ii) public cellular or wireless radio telecommunications service systems for one or more such systems, provided that this Corporation shall not, directly or indirectly, receive cash in any such transaction in an amount greater than 20 percent of the Fair Market Value of the property or properties Transferred by it;++
++
    (d) Transfers of assets, shares or other equity interests (other than
  Long Distance Assets) by this Corporation to any of its Subsidiaries, or by any of its Subsidiaries to this Corporation or any other Subsidiary of this Corporation;++
++
    (e) (i) any Spin-off of equity interests of a wholly-owned Subsidiary that is not a Subsidiary which, directly or indirectly, owns Long Distance Assets (for purposes of this definition, the "Spun-off Entity"), provided that, in the case of a Spin-off which is consummated following the Initial Issuance Date, the Class A Holders receive securities in the Spun-off
  Entity of a separate class with rights no less favorable to the Class A Holders than those applicable to the Class A Stock set forth in these
  Articles of Incorporation and the Bylaws, or (ii) the Cellular Spin-off, unless a Notice of Abandonment has been delivered;++
++
    (f) Transfers of assets (other than Long Distance Assets) of this Corporation or any of its Subsidiaries that are primarily or exclusively used in connection with providing information technology or data processing functions or services (collectively, for purposes of this definition, the "IT Assets") to any Person that regularly provides information technology or data processing functions or services on a commercial basis, in connection with a contractual arrangement (for purposes of this definition, an "IT Service Contract") pursuant to which such Person undertakes to provide information technology or data processing functions or services to this Corporation or any of its Subsidiaries of substantially the same nature as the services associated with the use of such assets prior to such Transfer and upon commercially reasonable terms to this Corporation as determined in good faith by this Corporation, provided that (i) the term of such IT Service Contract shall be for a period at least as long as the weighted average useful life of such assets, or this Corporation or such Subsidiary shall have the right to cause such IT Service Contract to be renewed or extended for a period at least as long as such weighted average useful life upon commercially reasonable terms to this Corporation as determined in good faith by this Corporation, and (ii) the Transfer of such assets will not materially and adversely affect the operation of this Corporation; or++

++
    (g) Transfers of assets (other than Long Distance Assets or IT Assets) of this Corporation or any of its Subsidiaries to any Person in connection with any contractual arrangement (for purposes of this definition, a "Non-IT Service Contract") pursuant to which such Person undertakes to provide services to this Corporation or any of its Subsidiaries of substantially the same nature as the services associated with the use of such assets prior to such Transfer and upon commercially reasonable terms to this Corporation as determined in good faith by this Corporation, provided, that
  (i) the Fair Market Value of such assets, together with the Fair Market Value of assets of this Corporation Transferred to such Person or other Persons in related transactions, do not represent more than five percent of the Fair Market Value of the assets of this Corporation, (ii) the Transfer of such assets will not materially and adversely affect the operation of this Corporation, and (iii) the term of such Non-IT Service Contract shall be for a period at least as long as the weighted average useful life of the assets so Transferred or this Corporation or such Subsidiary has the right to cause such Non-IT Service Contract to be renewed or extended for a period at least as long as such weighted average useful life upon commercially reasonable terms to this Corporation as determined in good faith by this Corporation.++
++
  "Exempt Long Distance Asset Divestitures" shall mean, with respect to this Corporation and its Subsidiaries:++
++
    (a) Transfers of Long Distance Assets to a Qualified Joint Venture;++
++
    (b) Transfers of Long Distance Assets to any entity if this Corporation and its Subsidiaries after such transaction own at least 70 percent of both the Voting Power and equity interests of such entity, provided that if a Major Competitor of FT or DT or of the Joint Venture holds equity interests in such entity, such Major Competitor's equity interests and Votes in such entity as a percentage of the Voting Power of such entity shall not, directly or indirectly, exceed 20 percent;++
++
    (c) Transfers of Long Distance Assets pursuant to an underwritten, widely-distributed public offering at the conclusion of which this Corporation and its Subsidiaries shall own at least 51 percent of both the Voting Power and equity interests in the entity that owns such Long Distance Assets;++
++
    (d) Transfers in the ordinary course of business of Long Distance Assets determined by this Corporation to be unnecessary for the orderly operation of this Corporation's business, and sale-leasebacks of Long Distance Assets and similar financing transactions after which this Corporation and its Subsidiaries continue in possession and control of the Long Distance Assets involved in such transaction;++
++
    (e) Transfers of Long Distance Assets by this Corporation to any of its Subsidiaries, or by any of its Subsidiaries to this Corporation or any other Subsidiary of this Corporation;++
++
    (f) Transfers of Long Distance Assets to FT or DT or any assignee thereof pursuant to the Stockholders' Agreement;++
++
    (g) any Spin-off of equity interests of a wholly-owned Subsidiary which, directly or indirectly, owns Long Distance Assets (for purposes of this definition, the "Spun-off Entity"), provided that the Class A Holders receive securities in the Spun-off Entity of a separate class with rights no less favorable to the Class A Holders than those applicable to the Class A Stock set forth in these Articles of Incorporation and the Bylaws;++
++
    (h) Transfers of Long Distance Assets of this Corporation or any of its Subsidiaries that are primarily or exclusively used in connection with providing information technology or data processing functions or services (collectively, for purposes of this definition, the "IT Assets") to any Person that regularly provides information technology or data processing functions or services on a commercial basis, in connection with a contractual arrangement (for purposes of this definition, an "IT Service Contract") pursuant to which such Person undertakes to provide information technology or data processing functions or services to this Corporation or any of its Subsidiaries of substantially the same nature as the services associated with the use of such Long Distance Assets prior to such Transfer and upon commercially reasonable terms to this Corporation as determined in good faith by this Corporation, provided that (i) the term of such IT Service Contract shall be for a period at least as long as the weighted average useful life of such Long Distance++

++
  Assets, or this Corporation or such Subsidiary shall have the right to cause such IT Service Contract to be renewed or extended for a period at least as long as such weighted average useful life upon commercially reasonable terms to this Corporation as determined in good faith by this Corporation, and (ii) the Transfer of such Long Distance Assets will not materially and adversely affect the operation of the Long Distance Business. Any such IT Service Contract involving Transfers of Long Distance Assets, including any renewal or extension thereof, shall be deemed to be a Long Distance Asset; or++
++
    (i) Transfers of Long Distance Assets (other than IT Assets) of this Corporation or any of its Subsidiaries to any Person in connection with any contractual arrangement (for purposes of this definition, a "Non-IT Service Contract") pursuant to which such Person undertakes to provide services to this Corporation or any of its Subsidiaries of substantially the same nature as the services associated with the use of such Long Distance Assets prior to such Transfer and upon commercially reasonable terms to this Corporation as determined in good faith by this Corporation, provided, that
  (i) the Fair Market Value of such Long Distance Assets, together with the Fair Market Value of Long Distance Assets Transferred to such Person or other Persons in related transactions, do not represent more than three percent of the Fair Market Value of the Long Distance Assets of this Corporation, (ii) the Transfer of such Long Distance Assets will not materially and adversely affect the operation of the Long Distance Business, and (iii) the term of such Non-IT Service Contract shall be for a period at least as long as the weighted average useful life of the Long Distance Assets so Transferred or this Corporation or such Subsidiary has the right to cause such Service Contract to be renewed or extended for a period at least as long as such weighted average useful life upon commercially reasonable terms to this Corporation as determined in good faith by this Corporation. Any such Non-IT Service Contract involving Transfers of Long Distance Assets, including any renewal or extension thereof, shall be deemed to be a Long Distance Asset.++
++
  "Extraordinary Dividend" shall mean, with respect to capital stock of this Corporation, a cash dividend or other cash distribution, other than (a) a regular periodic dividend payable in cash; or (b) a dividend payable in accordance with the terms of the Preferred Stock or the Class A Preference Stock.++
++
  "Fair Market Value" shall mean, with respect to any asset, shares or other property, the cash price at which a willing seller would sell and a willing buyer would buy such asset, shares or other property in an arm's-length negotiated transaction without undue time restraints, as determined in good faith by a majority of the Independent Directors as certified in a resolution delivered to all of the Class A Holders.++
++
  "Fair Price Condition" shall have the meaning set forth in that section of ARTICLE SIXTH of these Articles of Incorporation entitled GENERAL PROVISIONS RELATING TO ALL STOCK.++
++
  "Fair Price Provisions" shall mean ARTICLE SEVENTH of these Articles of Incorporation, and any successor provision thereto.++
++
  "FCC" shall mean the Federal Communications Commission.++
++
  "FCC Order" shall mean, with respect to any proposed Transfer of Long Distance Assets by this Corporation, either:++
++
    (a) an effective written order or other final action from the FCC (either in the first instance or upon review or reconsideration) either declaring that FT and DT are not prohibited by Section 310 from owning such Long Distance Assets or stating that no such declaration is required, and as to which no Proceeding shall be pending or threatened that presents a substantial possibility of resulting in a reversal thereof; or++
++
    (b) an effective written order from, or other final action taken by, the FCC pursuant to delegated authority (either in the first instance or upon review or reconsideration) either declaring that FT and DT are not prohibited by Section 310 from owning such Long Distance Assets, or stating that no such declaration is required, which order or final action shall no longer be subject to further administrative review, and as to which no Proceeding shall be pending or threatened that presents a substantial possibility of resulting in a reversal thereof;++

++
For purposes of clause (b) of this definition, an order from, or other final action taken by, the FCC pursuant to delegated authority shall be deemed no longer subject to further administrative review:++
++
  (x) if no petition for reconsideration or application for review by the FCC of such order or final action has been filed within thirty days after the date of public notice of such order or final action, as such 30-day period is computed and as such date is defined in Sections 1.104 and
      1.4 (or any successor provisions), as applicable, of the FCC's rules, and the FCC has not initiated review of such order or final action on its own motion within forty days after the date of public notice of the order or final action, as such 40-day period is computed and such date is defined in Sections 1.117 and 1.4 (or any successor provisions) of the FCC's rules; or++
++
  (y) if any such petition for reconsideration or application for review has been filed, or, if the FCC has initiated review of such order or final action on its own motion, the FCC has issued an effective written order or taken final action to the effect set forth in clause (a) above.++
++
  "Fix" or "Fixed" shall mean, in relation to the Conversion Price, the initial establishment of the Conversion Price in accordance with Section 3(b) of the Class A Provisions.++
++
  "Fixed Closing Date" means the date of the first closing to occur under the Investment Agreement after the date on which the Conversion Price is Fixed.++
++
  "France" shall mean the Republic of France, including French Guiana, Guadeloupe, Martinique and Reunion, and its territories and possessions.++
++
  "FT" shall mean France Telecom, an exploitant public formed under the laws of France.++
++
  "FT/DT Joint Venture Termination" shall mean any of the following:++
++
    (a) the sale of Venture Interests by an FT/DT Party pursuant to Section 20.5(b), 20.5(c) or 20.5(d) of the Joint Venture Agreement; or++
++
    (b) the receipt by the Sprint Parties of the Tie-Breaking Vote due to a Funding Default, Material Non-Funding Default or Bankruptcy (as such terms are defined in the Joint Venture Agreement) on the part of any of the FT/DT Parties.++
++
  "FT/DT Party" shall have the meaning set forth in the Joint Venture
Agreement.++
++
  "Fundamental Rights" means the rights of holders of Class A Preference Stock to elect Directors and the rights of the holders of Class A Preference Stock provided in Sections 4, 5, 6 and 8 of the Class A Provisions.++
++
  "Germany" shall mean the Federal Republic of Germany.++
++
  "Governmental Authority" shall mean any federation, nation, state, sovereign, or government, any federal, supranational, regional, state or local political subdivision, any governmental or administrative body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission or other similar dispute resolving panel or body, and any other entity exercising executive, legislative, judicial, regulatory or administrative functions of a government, provided that the term "Governmental Authority" shall not include FT, DT, Atlas or any of their respective Subsidiaries.++
++
  "Group" shall mean any group within the meaning of Section 13(d)(3) of the Exchange Act.++
++
  "Independent Director" shall mean any member of the Board of Directors who
(a) is not an officer or employee of this Corporation, or any Class A Holder, or any of their respective Subsidiaries, (b) is not a former officer of this Corporation, or any Class A Holder, or any of their respective Subsidiaries,
(c) does not, in addition to such person's role as a Director, act on a regular basis, either individually or as a member or representative of an organization, serving as a professional adviser, legal counsel or consultant to this Corporation, or any Class++

++
A Holder, or their respective Subsidiaries, if, in the opinion of the
Nominating Committee of the Board of Directors of this Corporation (the "Nominating Committee") or the Board of Directors if a Nominating Committee is not in existence, such relationship is material to this Corporation, any Class
A Holder, or the organization so represented or such person, and (d) does not represent, and is not a member of the immediate family of, a person who would not satisfy the requirements of the preceding clauses (a), (b) and (c) of this sentence. A person who has been or is a partner, officer or director of an organization that has customary commercial, industrial, banking or underwriting relationships with this Corporation, any Class A Holder, or any of their respective Subsidiaries, that are carried on in the ordinary course of business on an arms-length basis and who otherwise satisfies the requirements set forth in clauses (a), (b), (c) and (d) of the first sentence of this definition, may qualify as an Independent Director, unless, in the opinion of the Nominating Committee or the Board of Directors if a Nominating Committee is not in existence, such person is not independent of the management of this
Corporation, or any Class A Holder, or any of their respective Subsidiaries, or the relationship would interfere with the exercise of independent judgment as a member of the Board of Directors. A person who otherwise satisfies the requirements set forth in clauses (a), (b), (c) and (d) of the first sentence of this definition and who, in addition to fulfilling the customary director's role, also provides additional services directly for the Board of Directors and is separately compensated therefor, would nonetheless qualify as an Independent Director. Notwithstanding anything to the contrary contained in this definition, each Director as of the date of the execution of the Investment Agreement who is not an executive officer of this Corporation shall be deemed to be an Independent Director hereunder.++
++
  "Initial Issuance Date" shall mean the first date that any shares of Class A Stock are issued.++
++
  "Investment Agreement" shall mean the Investment Agreement, dated as of July 31, 1995, among FT, DT and this Corporation (and all exhibits and schedules thereto), as it may be amended or supplemented from time to time.++
++
  "Investment Completion Date" shall mean the date of the Supplemental Preference Stock Closing (as such term is defined in the Investment Agreement) or the Class A Common Issuance Date, whichever shall first occur.++
++
  "Investment Documents" means the Investment Agreement and the Stockholders' Agreement.++
++
  "Joint Venture" shall mean the joint venture formed by FT, DT, this Corporation and Sprint Sub, as provided in the Joint Venture Agreement.++
++
  "Joint Venture Agreement" shall mean the Joint Venture Agreement, dated as of June 22, 1995 among FT, DT, Sprint Sub, and this Corporation.++
++
  "JV Entity" shall have the meaning set forth in the Joint Venture Agreement.++
++
  "Lien" shall mean any mortgage, pledge, security interest, adverse claim, encumbrance, lien (statutory or otherwise) or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or similar Applicable Law of any jurisdiction) or any other type of preferential arrangement for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation.++
++
  "Lien Transfer" shall mean the granting of any Lien on any Long Distance Asset, other than:++
++
    (a) a lien securing purchase money indebtedness that does not have a term longer than the estimated useful life of such Long Distance Asset;++
++
    (b) Liens or other comparable arrangements relating to the financing of accounts receivable; and++
++
    (c) Liens securing any other indebtedness for borrowed money, provided that (i) the amount of such indebtedness, when added to the aggregate amount of purchase money indebtedness referred to in clause (a) above, does not exceed 30% of the total book value of the Long Distance Assets as at the date of the most recently published balance sheet of this Corporation,
  (ii) the indebtedness secured by such Liens is secured only by Liens on Long Distance Assets, (iii) the face amount of such indebtedness does not exceed++

++
  the book value of the Long Distance Assets subject to such Liens, and (iv) such indebtedness is for a term no longer than the estimated useful life of the Long Distance Assets subject to such Liens.++
++
  "Liquidation Preference" shall mean, at a date of determination, the quotient of (a) the sum of (i) the products of (x) each share of Class A Preference
Stock (other than Section 7(i) Preference Shares or shares of Class A
Preference Stock purchased from this Corporation at the Optional Shares Closing (as such term is defined in the Investment Agreement) or pursuant to Article V or VI of the Stockholders' Agreement), times (y) the liquidation value thereof for each such share, (ii) the aggregate purchase price of shares of Class A Preference Stock purchased from this Corporation at the Optional Shares Closing or pursuant to Article V or VI of the Stockholders' Agreement, and (iii) the
Section 7(i) Aggregate Purchase Price, divided by (b) the number of shares of Class A Preference Stock outstanding, in each case immediately prior to the date of determination, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, on such date of determination.++
++
  "Local Exchange Division" shall mean the Local Communications Services Division of this Corporation.++
++
  "Long Distance Assets" shall mean:++
++
    (a) the assets reflected in this Corporation's balance sheet for the year ended December 31, 1994 as included in the Long Distance Division;++
++
    (b) any assets acquired by this Corporation or any of its Subsidiaries following December 31, 1994 that are reflected in this Corporation's balance sheet as included in the Long Distance Division;++
++
    (c) any assets of this Corporation or any of its Subsidiaries that are not reflected in this Corporation's balance sheet for the year ended
  December 31, 1994 as included in the Long Distance Division, which after December 31, 1994 are transferred by this Corporation or any of its Subsidiaries to, or reclassified by this Corporation or any of its Subsidiaries as part of, the Long Distance Division;++
++
    (d) any assets acquired by this Corporation after December 31, 1994 that are used or held for use primarily for the benefit of the Long Distance Business; and++
++
    (e) any assets referred to in clauses (a) through (c) above that are used or held for use primarily for the benefit of the Long Distance Business which are transferred or reclassified by this Corporation or any of its Subsidiaries outside of the Long Distance Division, but which continue to be owned by this Corporation or any of its Subsidiaries;++
++
provided that the term "Long Distance Assets" shall not include (i) any assets that are used or held for use primarily for the benefit of any Non-Long
Distance Business, or (ii) any other assets reflected in this Corporation's balance sheet for the year ended December 31, 1994 as included in the Cellular and Wireless Division or the Local Exchange Division (other than as such assets in the Cellular and Wireless Division or the Local Exchange Division may be transferred or reclassified in accordance with paragraph (c) of this definition).++
++
  "Long Distance Business" shall mean all long distance telecommunications activities and services of this Corporation and its Subsidiaries at the relevant time, including (but not limited to) all long distance transport services, switching and value-added services for voice, data, video and multimedia transmission, migration paths and intelligent overlapping architectures, provided that the term "Long Distance Business" shall not include any activities or services primarily related to any Non-Long Distance Business.++
++
  "Long Distance Division" shall mean the Long Distance Communications Services Division of this Corporation.++
++
  "Lower Threshold Sprint Price" shall mean $34.982 (subject to adjustment as provided in the Class A Provisions).++
++
  "Major Competitor" shall mean (a) with respect to FT or DT, a Person that materially competes with a major portion of the telecommunications services business of FT or DT in Europe or a Person that has taken substantial steps to become such a Major Competitor and which FT or DT has reasonably concluded, in its good faith judgment, will be such a competitor in the near future in France or Germany, provided that FT

++
and/or DT furnish in writing to this Corporation reasonable evidence of the occurrence of such steps; (b) with respect to this Corporation, a Person that materially competes with a major portion of the telecommunications services business of this Corporation in North America, or a Person that has taken substantial steps to become such a Major Competitor and which this Corporation has reasonably concluded, in its good faith judgment, will be such a competitor in the near future in the United States of America provided that this Corporation furnish in writing to each Class A Holder reasonable evidence of the occurrence of such steps; and (c) with respect to the Joint Venture, a Person that materially competes with a major portion of the telecommunications services business of the Joint Venture, or a Person that has taken substantial steps to become such a Major Competitor and which FT, DT or this Corporation has reasonably concluded, in its good faith judgment, will be such a competitor in the near future, provided that FT, DT or this Corporation furnish in writing to the other two of them reasonable evidence of the occurrence of such steps.++
++
  "Major Competitor Transaction" shall have the meaning set forth in Section 6(a) of the Class A Provisions.++
++
  "Major Issuance" shall mean any transaction, including, but not limited to, a merger or business combination, resulting, directly or indirectly, in the issuance (or sale from treasury) in connection with such transaction of Voting Securities of this Corporation with a number of Votes equal to or greater than 30 percent of the Voting Power of this Corporation immediately prior to such issuance.++
++
  "Market Capitalization" shall mean, with respect to this Corporation at any date, the sum of the average Market Price over the immediately preceding 20 Business Days of each share of outstanding capital stock of this Corporation, securities convertible into such capital stock and options, warrants or other rights to acquire such capital stock.++
++
  "Market Price" shall mean with respect to a security on any date, the Closing Price of such security on the Trading Day immediately prior to such date. The Market Price shall be deemed to be equal to (a) in the case of a share of Class A Common Stock, the Market Price of a share of Common Stock; and (b) in the case of a share of Class A Preference Stock, the Liquidation Preference. The Market Price of any options, warrants, rights or other securities convertible into or exercisable for Class A Common Stock (except for the Class A Preference Stock) shall be equal to the Market Price of options, warrants, rights or other securities convertible into or exercisable for Common Stock upon the same terms and otherwise containing the same terms as such options, warrants, rights or other securities convertible into or exercisable for Class A Common Stock.++
++
  "Maximum Price" shall mean, subject to adjustment as provided in the Class A Provisions, the lesser of (a) 125% of the Average Sprint Price for the relevant trading period provided for herein and (b) $48.704.++
++
  "Minimum Dividend Amount" shall mean $0.25 per share per quarter.++
++
  "Minimum Price" shall mean, subject to adjustment as provided in the Class A Provisions, 135% of the Average Sprint Price for the relevant period as provided for herein.++
++
  "Modified Lower Threshold" shall mean, subject to adjustment as provided in the Class A Provisions, the quotient of (A) the sum of (i) the product of the Lower Threshold Sprint Price multiplied by that number of days prior to the Cellular Spin-off Date in any Spin-off Trading Period and (ii) the product of the New Lower Threshold Sprint Price multiplied by that number of days beginning on and including the Cellular Spin-off Date in such Spin-off Trading Period, divided by (B) 20.++
++
  "Modified New Lower Threshold" shall mean, subject to adjustment as provided in the Class A Provisions, the quotient of (A) the sum of (i) the product of the Second Anniversary Lower Threshold Sprint Price multiplied by that number of days prior to the Cellular Spin-off Date in any Spin-off Trading Period and
(ii) the product of 93.308% of the New Lower Threshold Sprint Price multiplied by that number of days beginning on and including the Cellular Spin-off Date in such Spin-off Trading Period, divided by (B) 20.++
++
  "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotations System.++

++
  "Net Cellular Acquisition Amount" shall mean, subject to adjustment as provided in the Class A Provisions, the difference, which may be a negative number, of the aggregate Purchase Prices paid by Cellular for Acquisitions after June 22, 1995, minus the aggregate value of the Sales Prices received by Cellular in connection with Dispositions after June 22, 1995, such difference to be calculated on a per share basis using the number of outstanding shares of Common Stock immediately after the Cellular Spin-off Date.++
++
  "Net Cellular Indebtedness" shall mean, subject to adjustment as provided in the Class A Provisions, the amount of indebtedness for borrowed money of Cellular outstanding immediately after the Cellular Spin-off Date, minus the amount of Cellular's cash at such time, such amount to be calculated on a per share basis using the number of outstanding shares of Common Stock immediately after the Cellular Spin-off Date.++
++
  "New Lower Threshold Sprint Price" shall mean, subject to adjustment as provided in the Class A Provisions, the Lower Threshold Sprint Price minus
 .9630 times the Cellular Spin-off Reduction Factor. ++
++
  "New Maximum Price" shall mean, subject to adjustment as provided in the Class A Provisions, (a) if the Cellular Spin-off Date occurs prior to the First Closing for the relevant period specified herein, the lesser of (i) 125% of the Average Sprint Price for the relevant period specified herein and (ii) $48.704 minus 125% of the Cellular Spin-off Reduction Factor and (b) if the Cellular Spin-off Date occurs after the First Closing, the Maximum Price minus the product of (i) the lesser of (x) 1.25 and (y) the quotient of $48.704 divided by the Average Sprint Price used in calculating such Maximum Price, multiplied by (ii) the Cellular Spin-off Reduction Factor.++
++
  "New Minimum Price" shall mean, subject to adjustment as provided in the Class A Provisions, the Minimum Price minus 135% of the Cellular Spin-off Reduction Factor.++
++
  "New Target Price" shall mean, subject to adjustment as provided in the Class A Provisions, the Target Price minus 130% of the Cellular Spin-off Reduction Factor, provided that, if the Cellular Spin-off Date does not occur prior to the Initial Issuance Date and the Average Sprint Price determined at the Initial Issuance Date is within the Sprint Price Range, the New Target Price shall be the Target Price minus the product of (a) the quotient of $47.225 divided by such Average Sprint Price, multiplied by (b) the Cellular Spin-off Reduction Factor.++
++
  "New Upper Threshold Sprint Price" shall mean, subject to adjustment as provided in the Class A Provisions, the Upper Threshold Sprint Price minus 1.04 times the Cellular Spin-off Reduction Factor.++
++
  "Non-Long Distance Business" shall mean (a) the ownership of any equity or other interests in the Joint Venture or any of the JV Entities; the enforcement or performance of any of the rights or obligations of this Corporation or any Subsidiary of this Corporation pursuant to the Joint Venture Agreement; or any activities or services of the Joint Venture or any of the JV Entities; (b) the Triple Play Activities; (c) any activities or services primarily related to the provision of subscriber connections to a local exchange or switch providing access to the public switched telephone network; (d) any activities or services primarily related to the provision of exchange access services for the purpose of originating or terminating long distance telecommunications services; (e) any activities or services primarily related to the resale by the Local Exchange Division of long distance telecommunications services of this Corporation or other carriers; (f) any activities or services primarily related to the provision of inter-LATA long distance telecommunications services that are incidental to the local exchange services business of the Local Exchange Division; (g) any activities or services primarily related to the provision of intra-LATA long distance telecommunications services; (h) any activities or services (whether local, intra-LATA or inter-LATA) primarily related to the provision of cellular, PCS, ESMR or paging services, mobile telecommunications services or any other voice, data or voice/data wireless services, whether fixed or mobile, or related to telecommunications services provided through communications satellite systems (whether low, medium or high orbit systems); and (i) the use of the "Sprint" brand name or any other brand names, trade names or trademarks owned or licensed by this Corporation or any of its Subsidiaries.++
++
  "North America" shall mean the current geographic area covered by the following countries: Canada, the United States of Mexico and the United States of America.++

++
  "Notice of Abandonment" shall have the meaning set forth in Section 3(a)(i) of the Class A Provisions, provided that if the Cellular Spin-off Date does not occur on or prior to the fifth anniversary of the Initial Issuance Date, the Company shall be conclusively deemed to have delivered a Notice of Abandonment on such fifth anniversary.++
++
  "PCS" shall mean a radio communications system of the type authorized under the rules for broadband personal communications services designated as Subpart E of Part 24 of the FCC's rules or similar Applicable Laws of any other country, including the network, marketing, distribution, sales, customer interface and operations functions relating thereto.++
++
  "Percentage Ownership Interest" shall mean, with respect to any Person, that percentage of the Voting Power of this Corporation represented by Votes associated with the Voting Securities of this Corporation owned of record by such Person or by its nominees.++
++
  "Per Share Common Dividend" shall have the meaning set forth in Section 2(a)(ii) of the Class A Provisions.++
++
  "Per Share Distributed Value" shall have the meaning set forth in Section 3(b)(vii) of the Class A Provisions.++
++
  "Person" shall mean an individual, a partnership, an association, a joint venture, a corporation, a business, a trust, any entity organized or existing under Applicable Law, an unincorporated organization or any Governmental Authority.++
++
  "Preferred Stock" shall have the meaning set forth in ARTICLE SIXTH of these Articles of Incorporation.++
++
  "Preferred Stock Director" shall have the meaning set forth in ARTICLE FIFTH of these Articles of Incorporation.++
++
  "Proceeding" shall mean any action, litigation, suit, proceeding or formal investigation or review of any nature, civil, criminal, regulatory or otherwise, before any Governmental Authority.++
++
  "Purchase Price" shall mean, as to Acquisitions by Cellular, the amount paid in cash plus the Fair Market Value of non-cash consideration paid to effect such Acquisition, provided that indebtedness assumed by Cellular shall not be included in the Purchase Price paid in respect of any Acquisition to the extent that it is included in Net Cellular Indebtedness.++
++
  "Qualified Joint Venture" shall have the meaning set forth in Article I of the Investment Agreement.++
++
  "Qualified Stock Purchaser" shall mean a Person that (a) FT and DT reasonably believe has the legal and financial ability to purchase shares of Class A Stock from this Corporation in accordance with Article VI of the Stockholders' Agreement and (b) would not be a Major Competitor of this Corporation or of the Joint Venture immediately following such purchase.++
++
  "Qualified Stock Purchaser Standstill Agreement" shall have the meaning set forth in the Standstill Agreement.++
++
  "Qualified Subsidiary" shall have the meaning set forth in the Investment Agreement.++
++
  "Qualified Subsidiary Standstill Agreement" shall have the meaning set forth in the Investment Agreement.++
++
  "Redemption Date" shall mean the date fixed by the Board of Directors for the redemption of any shares of capital stock of this Corporation pursuant to
Section 2 of the provisions of ARTICLE SIXTH of these Articles of Incorporation entitled GENERAL PROVISIONS RELATING TO ALL STOCK.++

++
  "Redemption Securities" shall mean any debt or equity securities of this Corporation, any of its Subsidiaries, or any combination thereof having such terms and conditions as shall be approved by the Board of Directors and which, together with any cash to be paid as part of the redemption price pursuant to subsection (b) of Section 2 of the provisions of ARTICLE SIXTH of these Articles of Incorporation entitled GENERAL PROVISIONS RELATING TO ALL STOCK or
Section 3(a)(i) of the Class A Provisions, in the opinion of an investment banking firm of recognized national standing selected by the Board of Directors (which may be a firm which provides other investment banking, brokerage or other services to this Corporation), have a Market Price, at the time notice of redemption is given pursuant to subsection (d) of Section 2 of the provisions of ARTICLE SIXTH of these Articles of Incorporation entitled GENERAL PROVISIONS RELATING TO ALL STOCK of Section 3(a)(i) of the Class A Provisions, at least equal to the redemption price required to be paid by subsection (a) of such
Section 2 or Section 3(a)(i) of the Class A Provisions.++
++
  "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated the Initial Issuance Date, among FT, DT and this Corporation, as it may be amended or supplemented from time to time.++
++
  "Requested Sale" shall have the meaning set forth in Section 3(a)(i) of the Class A Provisions.++
++
  "Rights Agreement" shall mean the Rights Agreement, dated as of August 8, 1989, between this Corporation and UMB Bank, n.a., as amended on June 4, 1992 and as of July 31, 1995, and as it may be amended or supplemented from time to time.++
++
  "Sales Price" shall mean, as to any Disposition by Cellular, the amount received in cash plus the Fair Market Value of non-cash consideration received to effect such Disposition, provided that any indebtedness assumed or retained by Cellular shall not be deducted from the Sales Price to the extent that it is included in Net Cellular Indebtedness.++
++
  "Second Anniversary Lower Threshold Sprint Price" shall mean, subject to adjustment as provided in the Class A Provisions, $32.641.++
++
  "Section 310" shall have the meaning set forth in Section 2(a) of ARTICLE FIFTH of these Articles of Incorporation.++
++
  "Section 7(i) Aggregate Purchase Price" means the aggregate purchase price paid for shares of Common Stock purchased by the Class A Holders which are converted into Class A Preference Stock pursuant to Section 7(i) of the Class A Provisions.++
++
  "Section 7(i) Preference Shares" shall mean shares of Class A Preference Stock acquired by the Class A Holders upon conversion of shares of Common Stock pursuant to Section 7(i) of the Class A Provisions.++
++
  "Shares" shall mean (a) shares of Class A Stock, Common Stock or any other Voting Securities of this Corporation, (b) securities of this Corporation convertible into Voting Securities of this Corporation and (c) options, warrants or other rights to acquire such Voting Securities, but in the case of clause (c) excluding any rights of the Class A Holders or FT and DT to acquire Voting Securities of this Corporation pursuant to the Investment Agreement and the Stockholders' Agreement (but not excluding any Voting Securities received upon the exercise of such rights).++
++
  "Spin-off" shall mean any spin-off or other pro rata distribution of equity interests of a wholly-owned direct or indirect Subsidiary of this Corporation to the stockholders of this Corporation, provided that the term "Spin-off" shall not include the Cellular Spin-off unless a Notice of Abandonment has been delivered.++
++
  "Spin-off Trading Period" shall mean any 20 consecutive Trading Day period which begins on or after the 19th Trading Day before the Cellular Spin-off Date or which ends on or before the 18th Trading Day after the Cellular Spin-off Date.++

++
  "Sprint Party" shall have the meaning set forth in the Joint Venture Agreement.++
++
  "Sprint Price Range" shall mean from and including the Lower Threshold Sprint Price to and including the Upper Threshold Sprint Price.++
++
  "Sprint Sub" shall mean Sprint Global Venture, Inc.++
++
  "Standstill Agreement" shall mean the Standstill Agreement, dated as of July 31, 1995, among FT, DT and this Corporation, as it may be amended or supplemented from time to time.++
++
  "Stockholders' Agreement" shall mean the Stockholders' Agreement, dated as of the Initial Issuance Date, among FT, DT and this Corporation (and all exhibits thereto), as it may be amended or supplemented from time to time.++
++
  "Strategic Investor" shall have the meaning set forth in the Investment Agreement.++
++
  "Strategic Merger" shall mean a merger or other business combination involving this Corporation (a) in which the Class A Holders are entitled to retain or receive, as the case may be, voting equity securities of the surviving parent entity in exchange for or in respect of (by conversion or otherwise) such Class A Stock, with an aggregate Fair Market Value equal to at least 75% of the sum of (i) the Fair Market Value of all consideration which such Class A Holders have a right to receive with respect to such merger or other business combination, and (ii) if this Corporation is the surviving parent entity, the Fair Market Value of the equity securities of the surviving parent entity which the Class A Holders are entitled to retain, (b) immediately after which the surviving parent entity is an entity whose voting equity securities are registered pursuant to Section 12(b) or Section 12(g) of the Exchange Act or which otherwise has any class or series of its voting equity securities held by at least 500 holders and (c) immediately after which no Person or Group (other than the Class A Holders) owns Voting Securities of such surviving parent entity with Votes equal to more than 35 percent of the Voting Power of such surviving parent entity.++
++
  "Subsidiary" shall mean, with respect to any Person (the "Parent"), any other Person in which the Parent, one or more direct or indirect Subsidiaries of the Parent, or the Parent and one or more of its direct or indirect Subsidiaries
(a) have the ability, through ownership of securities individually or as a group, ordinarily, in the absence of contingencies, to elect a majority of the directors (or individuals performing similar functions) of such other Person, and (b) own more than 50% of the equity interests, provided that Atlas shall be deemed to be a Subsidiary of each of FT and DT.++
++
  "Supervoting Powers" shall mean, as to the capital stock and debt securities of this Corporation:++
++
    (a) Common Stock entitled to more than one Vote per share (other than pursuant to the Rights Agreement); or++
++
    (b) Voting Securities of this Corporation other than Common Stock entitled to a number of Votes per share or unit, as the case may be, greater than the quotient of (i) the price per share or unit, as the case may be, at which such security will be issued by this Corporation divided by (ii) the Market Price per share of Common Stock on the date of issuance.++
++
  "Target Price" shall mean $47.225 (subject to adjustment as provided in the Class A Provisions).++
++
  "Tie-Breaking Vote" shall have the meaning set forth in Section 18.1(a) of the Joint Venture Agreement, and shall include any successor provision thereto.
++
++
  "Total Requested Sale Proceeds" shall have the meaning set forth in Section 3(a)(i) of the Class A Provisions.++
++
  "Trading Day" shall mean, with respect to any security, any day on which the principal national securities exchange on which such security is listed or admitted to trading or NASDAQ, if such security is listed or admitted to trading thereon, is open for the transaction of business (unless such trading shall have been suspended for the entire day) or, if such security is not listed or admitted to trading on any national securities exchange or NASDAQ, any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.++

++
  "Transfer" shall mean any act pursuant to which, directly or indirectly, the ownership of the assets or securities in question is sold, transferred, conveyed, delivered or otherwise disposed, but shall not include (a) any grant of Liens, (b) any conversion or exchange of any security of this Corporation pursuant to a merger or other business combination involving this Corporation,
(c) any transfer of ownership of assets to the surviving entity in a Strategic Merger or pursuant to any other merger or other business combination not prohibited by the Class A Provisions, or (d) any foreclosure or other execution upon any of the assets of this Corporation or any of its Subsidiaries other than foreclosures resulting from Lien Transfers.++
++
  "Treaty Benefit" shall mean:++
 ++
  (a) the 5% rate of dividend withholding (or any successor rate applicable to non-portfolio investments);++
++
  (b) the exemption from income tax with respect to dividends paid or profits distributed by this Corporation;++
++
  (c) the exemption from income tax with respect to gains or profits derived from the sale, exchange, or disposal of stock in this Corporation; or++
++
  (d) the exemption from taxes on capital with respect to stock in this Corporation;++
++
  under, in the case of (a), (b), (c) and (d) above, either (i) the relevant income tax treaty between the United States and France, in the case of FT, and the United States and Germany, in the case of DT, or (ii) any provisions of French statutory law, in the case of FT, or German statutory law, in the case of DT, which refers to, or is based on or derived from, any provision of such treaty, or++
++
  (e) any other favorable treaty benefit or statutory benefit, that specifically requires the ownership of a certain amount of voting power or voting interest in this Corporation, under a provision of the relevant income tax treaty between the United States and France or the statutory laws of France, in the case of FT, or the relevant income tax treaty between the United States and Germany or the statutory laws of Germany, in the case DT, provided that the chief tax officer of FT or
      DT certifies that such benefit is reasonably expected to provide to FT or DT, as the case may be, combined tax savings in the year such certification is made and in future years of at least U.S. $15 million.++
++
  "Triple Play Activities" shall mean (a) the ownership of any equity or other interests in MajorCo, L.P. or any of its successors or Affiliates; the enforcement or performance of any of the rights or obligations of this Corporation or any Subsidiary of this Corporation pursuant to the Agreement of Limited Partnership of MajorCo, L.P. or any other agreement or arrangement contemplated thereby, except to the extent relating to the provision of services by this Corporation as the long distance telecommunications provider to MajorCo, L.P.; or any activities or services of MajorCo, L.P. or any of its successors or Affiliates; (b) the ownership of any equity or other interests in any Teleport Entity (as that term is defined in the Contribution Agreement (the "Contribution Agreement"), dated as of March 28, 1995, by and among TCI Network Services, Comcast Telephony Services, Cox Telephony Partnership, MajorCo, L.P. and NewTelco, L.P.); or any activities or services of any Teleport Entity or any of their respective successors or Affiliates; and (c) the ownership of any equity or other interests in PhillieCo, L.P., or any of its successors or Affiliates; the enforcement or performance of any of the rights or obligations of this Corporation or any Subsidiary of this Corporation pursuant to the Amended and Restated Agreement of Limited Partnership of PhillieCo, L.P., dated as of February 17, 1995, or any other agreement or arrangement contemplated thereby, except to the extent relating to the provision of services by this Corporation as the long distance telecommunications provider to PhillieCo, L.P.; or any activities or services of PhillieCo, L.P. or any of its successors or Affiliates.++
++
  "Upper Threshold Sprint Price" shall mean, subject to adjustment as provided in the Class A Provisions, $37.780.++
++
  "Venture Interests" shall have the meaning set forth in the Joint Venture Agreement.++
++
  "Vote" shall mean, with respect to any entity, the ability to cast a vote at a stockholders', members' or comparable meeting of such entity with respect to the election of directors, managers or other members of such entity's governing body, or the ability to cast a general partnership or comparable vote, provided that with respect to this Corporation only, the term "Vote" shall mean the ability to exercise general voting power (as opposed to++

++
the exercise of special voting or disapproval rights such as those set forth in the Class A Provisions) with respect to matters other than the election of directors at a meeting of the stockholders of this Corporation.++
++
  "Voting Power" shall mean, with respect to any entity as at any date, the aggregate number of Votes outstanding as at such date in respect of such entity.++
++
  "Voting Securities" shall mean, with respect to an entity, any capital stock or debt securities of such entity if the holders thereof are ordinarily, in the absence of contingencies, entitled to a Vote, even though the right to such Vote has been suspended by the happening of such a contingency, and in the case of this Corporation, shall include, without limitation, the Common Stock and the Class A Stock, but shall not include any shares issued pursuant to the Rights Agreement to the extent such issuance is caused by action of a Class A Holder.++
++
  "Weighted Average Price" shall mean the weighted average per unit price paid by the purchasers of any capital stock, debt instrument or security of this Corporation. In determining the price of shares of Common Stock or Class A Common Stock issued upon the conversion or exchange of securities or issued upon the exercise of options, warrants or other rights, the consideration for such shares shall be deemed to include the price paid to purchase the convertible security or the warrant, option or other right, plus any additional consideration paid upon conversion or exercise. If any portion of the price paid is not cash, the Independent Directors (acting by majority vote) shall determine in good faith the Fair Market Value of such non-cash consideration. If any new shares of Common Stock are issued together with other shares or securities or other assets of this Corporation for consideration which covers both the new shares and such other shares, securities or other assets, the portion of such consideration allocable to such new shares shall be determined in good faith by the Independent Directors (acting by majority vote), in each case as certified in a resolution sent to all Class A Holders.++
++
  13. Notices. All notices made by this Corporation pursuant to the Class A Provisions shall be made in writing and any such notice shall be deemed delivered when the same has been delivered in person to, or transmitted by telex or telecopier to, or seven days after it has been sent by air mail to the addresses of, all of the Class A Holders as indicated on the stock transfer books of this Corporation. Communications by telex or telecopier also shall be sent concurrently by air mail, but shall in any event be effective as stated above.++
++
  14. No Other Beneficiaries. The Class A Provisions are intended for the benefit of the Class A Holders only, and nothing in the Class A Provisions is intended or will be construed to confer upon or to give any third party or other stockholder of this Corporation any rights or remedies by virtue hereof. Any term of the Class A Provisions may be waived by the holders of at least two-thirds of the outstanding shares of Class A Stock, voting together as a single class.++

                 GENERAL PROVISIONS RELATING TO PREFERRED STOCK

  1. The Preferred Stock may be issued from time to time in one or more series, each of such series to have such voting powers (full or limited or without voting powers) designation, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed herein, or in a resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided.

  2. Authority is hereby granted to the Board of Directors, subject to the provisions of this ARTICLE SIXTH, to create one or more series of Preferred Stock and, with respect to each series, to fix or alter as permitted by law, by resolution or resolutions providing for the issue of such series:

  (a) the number of shares to constitute such series and the distinctive designation thereof;

  (b) the dividend rate on the shares of such series, the dividend payment dates, the periods in respect of which dividends are payable ("dividend periods") whether such dividends shall be cumulative, and if cumulative, the date or dates from which dividends shall accumulate;

  (c) whether or not the shares of such series shall be redeemable, and, if redeemable, on what terms, including the redemption prices which the shares of such series shall be entitled to receive upon the redemption thereof;

  (d) whether or not the shares of such series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement and, if such retirement or sinking fund or funds be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

  (e) whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or rate or rates, or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided in such resolution or resolutions;

  (f) the voting power, if any, of the shares of such series; and

  (g) such other terms, conditions, special rights and protective provisions as the Board of Directors may deem advisable.

  3. No dividend shall be declared and set apart for payment on any series of Preferred Stock in respect of any dividend period unless there shall likewise be or have been paid, or declared and set apart for payment, on all shares of Preferred Stock of each other series entitled to cumulative dividends at the time outstanding which rank equally as to dividends with the series in question, dividends ratably in accordance with the sums which would be payable on the said shares through the end of the last preceding dividend period if all dividends were declared and paid in full.

  4. If upon any dissolution of the Corporation, the assets of the Corporation distributable among the holders of any one or more series of Preferred Stock which are (i) entitled to a preference over the holders of the Common Stock upon such dissolution, and (ii) rank equally in connection with any such distribution, shall be insufficient to pay in full the preferential amount to which the holders of such shares shall be entitled, then such assets, or the proceeds thereof, shall be distributed among the holders of each such series of the Preferred Stock ratably in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.

  5. In the event that the Preferred Stock of any series shall be redeemable, then, at the option of the Board of Directors, the Corporation may at such time or times as may be specified by the Board of Directors as provided in paragraph
(c) of Section 2 of this ARTICLE SIXTH redeem all, or any number less than all, of the outstanding shares of such series at the redemption price thereof and on the other terms fixed herein or by the Board of Directors as provided in said paragraph (c) (the sum so payable upon any redemption of Preferred Stock being herein referred to as the "redemption price").

                   PREFERRED STOCK-FIRST SERIES, CONVERTIBLE

AMOUNT

  The number of shares to constitute the initial series of Preferred Stock shall be 1,742,853 and the designation thereof shall be Preferred Stock-First Series (hereafter "First Series").

DIVIDENDS

  Holders of shares of the First Series will be entitled to receive cumulative cash dividends at the quarterly rate of $.22 1/2 per share for six consecutive quarters commencing in September, 1967 (the specific date to coincide with the date the Corporation pays its third quarter Common Stock dividend); thereafter the cumulative quarterly dividend rate will be $.37 1/2 per share. All such payments will be made out of funds legally available for the payment of such dividends, when and as declared, before any distribution shall be made on the Corporation's Common Stock.

CONVERSION RIGHTS

  The holders of shares of the First Series may convert any or all of said shares into Common Stock at any time after December 7, 1989, on the basis of three (3) shares of the Common Stock of the Corporation for each share of the First Series. Such ratio is herein referred to as the "conversion rate."

  The conversion rate shall be subject to the following adjustments:

  A. In case the Corporation shall (i) pay a dividend in Common Stock or (ii) subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, the conversion rate in effect immediately prior to such stock dividend, subdivision or combination shall be proportionately increased or decreased as the case may be.

  B. No such adjustment shall be required, however, if the aggregate number of shares of Common Stock issued as dividends on the Common Stock since the most recent previous adjustment does not exceed 5% of the total number of shares of Common Stock outstanding; provided, however, that when the aggregate number of shares of Common Stock issued as dividends since the most recent previous adjustment shall exceed the foregoing 5%, the conversion rate shall be increased in proportion to the same percentage or ratio that the aggregate of all such dividends in shares of Common Stock since the most recent previous adjustment bears to the total number of shares of Common Stock outstanding.

  C. In the event the Corporation shall fix a record date for the purpose of determining the holders of shares of Common Stock entitled to receive any dividend in Common Stock, the conversion rate or any subsequent conversion rate in effect immediately prior to the record date fixed for the determination of shareholders entitled to such dividend shall be proportionately increased (subject to the limitation of subparagraph (B) above) and such adjustment will become effective immediately after the opening of business on the day following such record date.

  D. The conversion rate shall not be adjusted by reason of: (i) the issuance of shares pursuant to options and stock purchase agreements granted or entered into with officers or employees of the Corporation; and (ii) the issuance of shares for cash or in exchange for assets or stock of another company.

  E. Any adjustment in the conversion rate as herein provided shall be to the nearest, or if there shall be no nearest, then to the next lower, one-hundredth of a share of Common Stock, and shall remain in effect until further adjustment as required hereunder.

  F. In case the Corporation shall be recapitalized, or shall be consolidated with or merged into, or shall sell or transfer its property and assets as, or substantially as, an entirety to any other corporation, proper provisions shall be made as a part of the terms of such recapitalization, consolidation, merger, sale or transfer whereby the holder of any shares of the First Series at the time outstanding immediately prior to such event shall thereafter be entitled to such conversion rights, with respect to securities of the Corporation resulting from such recapitalization, consolidation or merger, or to which such sale or transfer shall be made, as shall be substantially equivalent to the conversion rights herein provided for.

  G. No fraction of a share of Common Stock shall be issued upon any conversion. In lieu of the fraction of a share to which the holder of shares of the First Series surrendered for conversion would otherwise be entitled, such holder shall receive, as soon as practicable after the date of conversion, an amount in cash equal to the same fraction of the market value of a full share of Common Stock. For the purposes of this subparagraph, the market value of a share of Common Stock shall be the last recorded sale price of such a share on the New York Stock Exchange on the day immediately preceding the date upon which such shares of such series are surrendered for conversion, or if there be no such recorded sale price on such date, the last quoted bid price per share of Common Stock on such Exchange at the close of business on such date.

LIQUIDATION RIGHTS

  In the event of any liquidation, dissolution or winding up of the Corporation the holders of the First Series will be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any distribution of the assets shall be made to the holders of Common Stock, the sum of $42.50 per share if such liquidation is voluntary and the sum of $40.00 per share if such liquidation is involuntary, plus in each case any accumulated unpaid dividends. If upon any liquidation, dissolution or winding up of the Corporation the amounts payable with respect to the Preferred Stock are not paid in full, the holders of the Preferred Stock will share ratably in any distribution of assets in proportion to the full preferential amounts to which they are entitled.

REDEMPTION

  The First Series may be redeemed by the Corporation after July 1, 1972, at any time or from time to time, upon at least thirty days' prior notice, at the redemption price of $42.50 per share, plus any accumulated unpaid dividends. If less than all the outstanding First Series is to be redeemed, the shares to be redeemed shall be determined in such manner as may be prescribed by the Board of Directors. Shares so redeemed shall be retired and not reissued.

VOTING RIGHTS

  Each holder of the First Series will be entitled to one (1) vote for each share held.

  If six quarterly dividends on any series of the Preferred Stock are in arrears, the number of directors of the Corporation shall be increased by two
(2) and the holders of all the Preferred Stock voting as a class will be entitled to elect two (2) directors until all arrears in dividends have been paid.

  Consent of the holders of at least two-thirds of the then outstanding Preferred Stock of all classes will be necessary to: (a) authorize any stock ranking either as to payment of dividend or distribution of assets prior to the First Series or any other Preferred Stock then outstanding or (b) amend, alter, or change in any material respect prejudicial to the holders thereof the preferences of any then outstanding Preferred Stock.

  Consent of the holders of a majority of the then outstanding Preferred Stock of all classes will be necessary to: (a) increase the authorized amount of the Preferred Stock or (b) create any other class of stock ranking on a parity with the Preferred Stock.

PREEMPTIVE RIGHTS

  No holder of Preferred Stock will have any preemptive rights.

LISTING

  The Corporation intends to apply for listing on the New York Stock Exchange, subject to the approval of that Exchange, of its First Series.

                   PREFERRED STOCK-SECOND SERIES, CONVERTIBLE

AMOUNT, RANK AND DESIGNATION

  The amount of shares to constitute the Second Series of Preferred Stock shall be 8,758,472 shares plus such an additional amount, if any, as shall be required under the Agreement and Plan of Merger between the Company and Carolina Telephone and Telegraph Company dated as of July 18, 1968. The designation thereof shall be "Preferred Stock-Second Series, Convertible" (hereinafter "Second Series"). Shares of the Second Series shall rank on a parity with shares of the First Series of the Preferred Stock as to dividends and upon liquidation and shall have a preference over the shares of the Common Stock and any other class or series of stock ranking junior to the Second Series as to dividends or upon liquidation.

DIVIDENDS

  Holders of shares of the Second Series will be entitled to receive cumulative cash dividends each calendar quarter payable in March, June, September and December of each year, at the following rates: $.31 1/4 per share for the eight
(8) consecutive quarters beginning with the quarter ending March 31, 1969 through the quarter ending December 31, 1970; $.34 3/8 per share for eight (8) quarters beginning with the quarter ending March 31, 1971 through the quarter ending December 31, 1972; and $.37 1/2 per share in each quarter thereafter.

  All such payments will be made out of funds legally available for the payment of such dividends, when and as declared by the Board of Directors of the Corporation. Before any dividends on the Common Stock or any other class or series of stock of the Corporation ranking junior to the Second Series as to dividends shall be paid or declared and set apart for payment, the holders of shares of the Second Series shall be entitled to receive the full accumulated cash dividends for all quarterly dividend periods ending on or before the date on which any dividend on any such class or series of stock ranking junior to the Second Series as to dividends or upon liquidation is declared or is to be paid.

CONVERSION RIGHTS

  The holders of shares of the Second Series may convert any or all of said shares into Common Stock at any time after December 7, 1989, on the basis of two and one-half (2 1/2) shares of the Common Stock of the Corporation for each one share of the Second Series. Such ratio is herein referred to as the "conversion rate." In case of the redemption of any shares of the Second Series, such right of conversion shall cease and terminate as to the shares duly called for redemption, at the close of business on the date fixed for redemption, unless default shall be made in the payment of the redemption price. Upon conversion the Corporation shall make no payment or adjustment on account of dividends accrued or in arrears on the Second Series surrendered for conversion.

  The conversion rate in effect at any time shall be subject to adjustment as follows:

  A. In case the Corporation shall (i) declare a dividend on its Common Stock in shares of its capital stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue any shares by reclassification of its shares of Common Stock (including any reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation), at the conversion rate in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of the Second Series surrendered for conversion after such time shall be entitled to receive the number of shares which he would have owned or have been entitled to receive had such shares of the Second Series been converted immediately prior to such time. Such adjustment shall be made successively whenever any event listed above shall occur.

  B. In case the Corporation shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as defined in Paragraph D below) on such record date, the conversion rate after such record date shall be determined by multiplying the conversion rate in effect immediately prior to such record date by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price (without deduction for expenses or commissions of any kind) of the total number of shares so to be offered would purchase at such current market price. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the conversion rate shall again be adjusted to be the conversion rate which would then be in effect if such record date had not been fixed.

  C. In case the Corporation shall fix a record date for the making of a distribution to all holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing corporation) of evidences of its indebtedness or assets (excluding dividends paid in, or distributions of, cash) or subscription rights or warrants (excluding those referred to in Paragraph B above), the conversion rate after such record date shall be determined by multiplying the conversion rate in effect immediately prior to such record date by a fraction, of which the numerator shall be the current market price per share of Common Stock (as defined in Paragraph D below) on such record date, and of which the denominator shall be such current market price per share of Common Capital Stock, less the fair market value (as determined by the Board of Directors whose determination shall be conclusive, and described in a statement filed with the transfer agent or agents for the Second Series and with the principal office of the Corporation) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the conversion rate shall again be adjusted to the conversion rate which would then be in effect if such record date had not been fixed.

  D. For the purpose of any computation under Paragraphs B and C above, the current market price per share of Common Stock on any record date shall be deemed to be the average of the daily closing prices for the 30 consecutive business days commencing 45 business days before such date. The closing price for each day shall be the last sale price regular way or, in case no such sale takes place on such day, the mean between the closing bid and asked prices regular way, in either case on the New York Stock Exchange.

  E. The conversion rate shall not be adjusted by reason of: (i) the issuance of shares pursuant to options and stock purchase agreements granted or entered into with officers or employees of the Corporation; and (ii) the issuance of shares for cash (except as provided in Paragraph B above) or in exchange for assets or stock of another company.

  F. Any adjustment in the conversion rate as herein provided shall be to the nearest, or if there shall be no nearest, then to the next lower, one-hundredth of a share of Common Stock, and shall remain in effect until further adjustment as required hereunder.

  G. In case the Corporation shall be recapitalized, or shall be consolidated with or merged into, or shall sell or transfer its property and assets as, or substantially as, an entirety to any other corporation, proper provisions shall be made as a part of the terms of such recapitalization, consolidation, merger, sale or transfer whereby the holder of any shares of the Second Series at the time outstanding immediately prior to such event shall thereafter be entitled to such conversion rights, with respect to securities of the Corporation resulting from such recapitalization, consolidation or merger or to which such sale or transfer shall be made, as shall be substantially equivalent to the conversion rights herein provided for.

  H. No fraction of a share of Common Stock shall be issued upon any conversion. In lieu of the fraction of a share to which the holder of shares of the Second Series surrendered for conversion would otherwise be entitled, such holder shall receive, as soon as practicable after the date of conversion, an amount in cash equal to the same fraction of the market value of a full share of Common Stock. For the purposes of this subparagraph, the market value of a share of Common Stock shall be the last recorded sale price of such a share on the New York Stock Exchange on the day immediately preceding the date upon which such shares of such series are surrendered for conversion, or if there be no such recorded sale price on such day, the last quoted bid price per share of Common Stock on such Exchange at the close of business on such date.

  I. Whenever there shall be an adjustment in the conversion rate as provided by the foregoing, the Corporation will file with each transfer agent for shares of the Second Series a certificate signed by the President or the chief financial or accounting officer of the Corporation, setting forth in reasonable detail the calculation of the adjustment, and shall mail to each holder of record thereof, a notice describing the adjustment and stating the applicable record or effective date therefor, at least 20 days prior thereto.

LIQUIDATION RIGHTS

  In the event of any liquidation, dissolution or winding up of the Corporation the holders of the Second Series will be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any distribution of the assets shall be made to the holders of the Common Stock or any other class or series of stock ranking junior to the Second Series either as to dividends or upon liquidation, the sum of $35.42 per share if such liquidation is voluntary and the sum of $33.33 per share if such liquidation is involuntary, plus in each case any accumulated unpaid dividends (whether or not declared), to the end of the current quarterly dividend period in which the payment is made. If upon any liquidation, dissolution or winding up of the Corporation the amounts payable with respect to the Second Series and any other series of Preferred Stock which ranks on a parity with the Second Series are not paid in full, the holders of the Second Series and such parity Preferred Stock will share ratably in any distribution of assets in proportion to the full preferential amounts to which they are entitled.

REDEMPTION

  Subject to the provisions herein and in the charter contained, the Second Series may be redeemed by the Corporation after December 31, 1975, at any time or from time to time, upon at least thirty days' prior notice, at the redemption price of $50.00 per share, plus any accumulated unpaid dividends (whether or not declared), to the end of the current quarterly dividend period in which the payment is made. If less than all the outstanding Second Series is to be redeemed, the shares to be redeemed shall be selected by lot, in such equitable manner as may be prescribed by the Board of Directors. Shares so redeemed shall be retired and not reissued.

RESERVATION OF SHARES

  The Corporation shall at all times keep available and reserved the number of shares of its Common Stock required for conversion of the outstanding and any reserved shares of the Second Series.

CERTAIN PROTECTIVE PROVISIONS

  If at any time the full cumulative dividends on shares of the Second Series have not been paid or declared and set aside for payment for the current and all past quarterly dividend periods, the Corporation (a) will not declare, or pay, or set apart for payment any dividends or make any distribution, on any other class or series of stock of the Corporation ranking junior to the Second Series whether as to dividends or upon liquidation;

(b) will not redeem, purchase or otherwise acquire, or permit any subsidiary to purchase or otherwise acquire, any shares of any junior class or series if the Corporation shall be in default with respect to any dividend payable on shares of the Second Series, provided that notwithstanding the foregoing, the Corporation may at any time redeem, purchase or otherwise acquire shares of stock of any such junior class in exchange for, or out of the net cash proceeds from the substantially simultaneous sale of, other shares of stock of any junior class; and (c) will not redeem pursuant to redemption rights in the terms of such stock any stock ranking on a parity with the Second Series unless at the same time it redeems all the shares of the Second Series.

  Unless the consent of all or a greater number of such shares is required by law, the consent of the holders of at least two-thirds ( 2/3) of the then outstanding shares of the Second Series shall be necessary in order to liquidate or dissolve the Corporation voluntarily or by any other means involving the vote or consent of any stockholders of the Corporation.

  Unless the consent of all or a greater number of such shares is required by law, consent of the holders of at least two-thirds ( 2/3) of the then outstanding aggregate number of shares of the Second Series and each other series of the Preferred Stock whose terms provide for such consent, taken together, will be necessary to: (a) authorize (by whatever means) any stock ranking either as to payment of dividends or distribution of assets prior to the Second Series or any other Preferred Stock then outstanding; or (b) authorize any merger or consolidation (or transfer of all or substantially all of the assets of the Corporation in a transaction contemplating in substance and effect the exchange of shares of the Preferred Stock for stock of another corporation) unless the surviving, resulting or other corporation in such transaction shall have authorized no stock ranking prior to the Preferred Stock as to dividends or upon liquidation (unless such stock is a stock substantially the same as, and to be exchanged for, stock of the Corporation previously authorized pursuant to the preceding clause (a)); or (c) amend, alter, or change in any material respect adverse to the holders thereof the preferences of any then outstanding Preferred Stock; provided that in case of any such action described in the preceding clauses (a), (b) and (c) which, in any material respect, is adverse to the Second Series as a series and is not a term generally applicable to and with the same relative effect upon all series, the consent of the holders of two-thirds ( 2/3) of the then outstanding shares of the Second Series will be required.

  Unless the consent of all or a greater number of such shares is required by law, consent of the holders of a majority of the then outstanding aggregate number of shares of the Second Series and each other series of the Preferred Stock whose terms provide for such consent, taken together, will be necessary to: (a) increase the authorized amount of the Preferred Stock; (b) authorize any merger or consolidation (or transfer of all or substantially all the assets of the Corporation to another corporation contemplating in substance and effect the exchange of shares of the Preferred Stock for stock of another corporation) unless the surviving, resulting or other corporation in such transaction shall have no greater authorized amount of stock ranking on a parity with the Preferred Stock as to payment of dividends or upon liquidation than was authorized by the Corporation immediately prior to such transaction; or (c) create any other class of stock ranking on a parity with the Preferred Stock as to dividends or upon liquidation.

VOTING RIGHTS

  Each holder of the Second Series will be entitled to one (1) vote for each share held, and, in addition to the other class and series voting rights of the shares of the Second Series, shall have general voting power, share for share, with the Common Stock of the Corporation and any other shares having general voting power.

  If six quarterly dividends on any series of the Preferred Stock are in arrears, the number of directors of the Corporation shall be increased by two
(2) and the holders of all the Preferred Stock voting as a class will be entitled to elect two (2) directors until all arrears in dividends have been paid. The Corporation will promptly take all such action as shall be necessary to permit such election to occur promptly after such arrearage occurs.

                          PREFERRED STOCK-THIRD SERIES

  (1) Designation; Number of Shares. The series shall be designated as Preferred Stock-Third Series, 7 3/4%, Cumulative, and shall consist of 400,000 shares. The shares of said series are hereinafter sometimes called the "Third Series Shares."

  (2) Dividends. The holders of the Third Series Shares shall be entitled to receive, as and when declared by the Board of Directors, out of funds legally available for the payment of dividends, cumulative dividends at the rate of $7.75 per share per annum. Such dividends shall be cumulative from the date on which the Third Series Shares are originally issued and shall be payable on June 1, 1973, for the period commencing on such date of original issuance and ending on said June 1, and thereafter quarterly on September 1, 1973, December 1, 1973, and on the first day of each March, June, September, and December thereafter.

  (3) Optional Redemption. The Third Series Shares shall be redeemable at the option of the Corporation, upon at least thirty (30) days prior written notice addressed to each registered holder of Third Series Shares at his address appearing in the stock records of the Corporation, at any time after March 1, 1974 as a whole, or from time to time in part, at the following redemption prices per share if redeemed during the twelve-month period ending on the first day of March,

                 REDEMPTION
YEAR               PRICE
----             ----------
1975............  $107.49
1976............   107.23
1977............   106.97
1978............   106.71
1979............   106.45
1980............   106.19
1981............   105.93
1982............   105.67
1983............   105.41
1984............   105.15
1985............   104.89
1986............   104.63
1987............   104.37
1988............   104.11
1989............   103.85

                 REDEMPTION
YEAR               PRICE
----             ----------
1990............  $103.59
1991............   103.33
1992............   103.07
1993............   102.81
1994............   102.55
1995............   102.29
1996............   102.03
1997............   101.77
1998............   101.51
1999............   101.25
2000............   101.00
2001............   100.75
2002............   100.50
2003............   100.25

and at $100.00 per share if redeemed at any time after March 1, 2003, plus, in each case, an amount equal to dividends accrued thereon to the redemption date; provided, however, that prior to March 1, 1983, no Third Series Shares shall be redeemed pursuant to this paragraph (3) if (a) such redemption is part of a refunding or anticipated refunding operation involving the application, directly or indirectly, of borrowed funds having an interest cost to the Company, computed in accordance with generally accepted accounting principles, of less than 7 3/4% per annum, or of preferred stock having an annual dividend cost of less than 7 3/4% per annum of the greater of (i) the price paid to the Corporation therefor or (ii) the amount payable thereon in the event of involuntary liquidation, or (b) such redemption is part of a refunding or anticipated refunding operation involving the application, directly or indirectly, of the proceeds of the issuance of any shares of common stock of the Corporation within two years prior to or following the date of such redemption.

  (4) Sinking Fund. As a sinking fund for the retirement of the Third Series Shares, when, as, and if directed by resolution of the Board of Directors and subject to any applicable restrictions of law, on March 1, 1978, and on each March 1 thereafter (so long as any of the Third Series Shares are outstanding) to and including March 1, 2007, the Corporation shall redeem 12,000 of the Third Series Shares (or the number of the Third Series Shares then outstanding if less than 12,000), and on March 1, 2008 (if any of the Third Series Shares remain outstanding) the Corporation shall redeem all of the Third Series Shares then outstanding, at a price of $100 per share, plus, in each case, an amount equal to dividends accrued thereon to the redemption date. The obligation of the Corporation to make such redemption shall be cumulative so that if the full number of shares required to be redeemed on any March 1 are not so redeemed, the redemption shall be made thereafter as soon as funds become available therefor. In no event, however, shall any Third Series Shares be called for redemption for the sinking fund unless and until full cumulative dividends on all outstanding shares of all series of Preferred Stock of the Corporation (except any series of such Preferred Stock ranking as to dividends or assets junior to the Third Series Shares), other than the shares previously or then to be called for redemption, shall have been paid or declared and set apart for payment for all past quarterly dividend periods and for all current quarterly dividend periods ending on or before the redemption date. The Corporation may at its option, upon notice as provided in paragraph (3) above, on March 1, 1978 and on each March 1 thereafter to and including March 1, 2007, redeem 12,000 of the Third Series Shares, or any lesser number of said shares which is an integral multiple of 1,000, in addition to shares then to be redeemed for the sinking fund pursuant to this paragraph (4), at a price of $100 per share, plus, in each case, an amount equal to dividends accrued thereon to the redemption date, which privilege shall be noncumulative. No redemption of the Third Series Shares, pursuant to paragraph (3) above or the next preceding sentence of this paragraph (4), nor any purchase or other acquisition of any Third Series Shares by the Corporation, shall constitute a retirement of such shares in lieu of or as a credit against any sinking fund retirement required by this paragraph (4).

  (5) Liquidation. In the event of any liquidation, dissolution or winding-up of the Corporation, the holders of the Third Series Shares shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any distribution of the assets shall be made to the holders of the Common Stock or any other class or series of stock ranking as to dividends or assets junior to the Third Series Shares, an amount, in the case of voluntary liquidation, dissolution or winding-up, equal to the redemption price specified in paragraph (3) above applicable on the date of such voluntary liquidation, dissolution or winding-up, and, in the case of involuntary liquidation, dissolution, or winding-up, $100 per share, plus, in the case of each share (whether on voluntary or involuntary liquidation, dissolution or winding-up), an amount equal to the dividends accrued or unpaid thereon, whether or not declared, to the date fixed for payment. If upon any liquidation, dissolution or winding-up of the Corporation, the amounts payable with respect to the Third Series Shares and any other series of Preferred Stock of the Corporation which ranks on a parity with the Third Series Shares are not paid in full, the holders of the Third Series Shares and such parity Preferred Stock shall share ratably in any distribution of assets in proportion to the full preferential amounts to which they are entitled.

  (6) Ranking. The Third Series Shares shall rank equally with the Preferred Stock-First Series, Convertible, and the Preferred Stock-Second Series, Convertible, of the Corporation with respect to priority in the payment of dividends and in the distribution of assets upon any liquidation, whether voluntary or involuntary. If at any time the full cumulative dividends on the Third Series Shares have not been paid or declared and set aside for payment for the current and all past quarterly dividend periods, or the Corporation shall not have redeemed all Third Series Shares theretofore required to be redeemed, the Corporation will not (a) declare or pay, or set aside for payment, any dividends, or make any distribution, on its Common Stock or any other stock ranking as to dividends or assets junior to the Third Series Shares, or (b) redeem, purchase or otherwise acquire, or permit any Subsidiary to purchase or otherwise acquire, any shares of Common Stock or any such other junior stock. In no event shall any dividend be paid on any shares of any series of Preferred Stock (other than the Preferred Stock-First Series and Preferred Stock-Second Series) ranking equally with the Third Series Shares until all Third Series Shares required to be redeemed on or before the applicable dividend payment date have been redeemed.

  (7) No Conversion or General Voting Rights. The Third Series Shares shall not be convertible into or exchangeable for other securities of the Corporation. The Third Series Shares shall not be entitled to voting rights of any kind whatsoever, except only as and when and to the extent required by law, and except for the special voting rights specified in paragraphs (8) and (9) below.

  (8) Voting Rights if Dividend or Sinking Fund Arrearage. If six (6) quarterly dividends on any series of the Preferred Stock of the Corporation are in arrears, or if any sinking fund payment on any series of the Preferred Stock of the Corporation has been in arrears for more than one year, the number of Directors of the Corporation shall be increased by two (2) and the holders of all series of the Preferred Stock of the Corporation outstanding, voting as a class, shall be entitled to elect two (2) Directors until all arrears in dividends and sinking fund payments have been paid. At any time after the right to elect two Directors of the Corporation shall arise, the Secretary of the Corporation shall call a special meeting of the holders of the Preferred Stock for the purpose of electing such Directors, to be held within 40 days after such right arises. Such meeting shall be held at such place as shall be specified in the notice and upon the notice provided in the by-laws of the Corporation for the holding of special meetings of stockholders. If such meeting shall not be so called within 30 days after such right arises, then the holders of record of at least 5% of any series of Preferred Stock then outstanding may designate in writing one of their number to call such meeting, and the person so designated shall call such meeting at the place and upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. At any meeting at which the holders of the Preferred Stock shall have the right to vote for the election of such two Directors, the holders of 33 1/3% of the then outstanding Preferred Stock present in person or represented by proxy shall be sufficient to constitute a quorum of said class for the election of such two Directors and the vote of the holders of a plurality of the Preferred Stock so present shall be sufficient to elect such two Directors.

  (9) Protective Provisions. So long as any of the Third Series Shares is outstanding, the Corporation shall not:

    (A) Without the affirmative vote or written consent of the holders of at least two-thirds ( 2/3) of the Third Series Shares then outstanding, issue any additional shares of Preferred Stock of any series unless Consolidated Net Income for any twelve (12) consecutive calendar months within the fifteen (15) calendar months immediately preceding such issue was at least four (4) times the annual dividend requirement on all shares of Preferred Stock of the Corporation to be outstanding immediately after such issuance;

    (B) Without the affirmative vote or written consent of the holders of at least two-thirds ( 2/3) of the Third Series Shares then outstanding (a) authorize any stock ranking prior to the Third Series Shares in the payment of dividends or in the distribution of assets upon liquidation, (b) authorize any merger or consolidation (or transfer of all or substantially all of the assets of the Corporation in a transaction contemplating in substance and effect the exchange of shares of the Preferred Stock for stock of another corporation) unless the surviving, resulting or other corporation in such transaction shall have authorized no stock ranking prior to the Third Series Shares in the payment of dividends or in the distribution of assets upon liquidation (unless such stock is a stock substantially the same as, and to be exchanged for, stock of the Corporation previously authorized pursuant to the clause (a) above); or (c) amend, alter or change in any material respect adverse to the holders thereof the rights or preferences of the Third Series Shares; provided, however, that without the affirmative vote or written consent of the holders of at least 76% of the Third Series Shares then outstanding the Corporation shall not reduce the dividend rate on the Third Series Shares or change the provisions of the first two sentences of paragraph (4) above in any material respect adverse to the holders of the Third Series Shares; and

    (C) Without the affirmative vote or written consent of the holders of at least a majority of the then outstanding aggregate number of Third Series Shares and each other series of the Preferred Stock whose terms provide for such vote or consent, taken together, (a) increase the authorized amount of the Preferred Stock of the Corporation, (b) create any other class of stock ranking on a parity with the Preferred Stock of the Corporation in the payment of dividends or in the distribution of assets upon liquidation, or
  (c) authorize any merger or consolidation (or transfer of all or substantially all the assets of the Corporation to another corporation contemplating in substance and effect the exchange of shares of the Preferred Stock for stock of another corporation) unless the surviving, resulting or other corporation in such transaction shall have no greater authorized amount of stock ranking on a parity with the Preferred Stock in the payment of dividends or in the distribution of assets upon liquidation than was authorized by the Corporation immediately prior to such transaction.

  (10) Status of Redeemed or Reacquired Shares. All Third Series Shares redeemed and otherwise reacquired by the Corporation shall be cancelled. Such shares shall be restored to the status of authorized but unissued shares of the Corporation's Preferred Stock, but shall not be reissued as Third Series Shares.

  (11) Definitions. As used in paragraph (9)(A) above, the following terms shall have the following meanings:

    (A) "Consolidated Net Income" shall mean consolidated gross revenues of the Corporation and its Subsidiaries less all operating and non-operating expenses of the Corporation and its Subsidiaries including all charges of a proper character (including current and deferred taxes on income, provision for taxes on unremitted foreign earnings which are included in gross revenues, and current additions to reserves), but not including in gross revenues any gains (net of expenses and taxes applicable thereto) in excess of losses resulting from the sale, conversion or other disposition of capital assets (i.e., assets other than current assets), any gains resulting from the write-up of assets, any earnings of any corporation acquired by the Corporation or any Subsidiary through purchase, merger or consolidation or otherwise for any year prior to the year of acquisition, or any equity in any Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary; all determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in Subsidiaries.

    (B) "Subsidiary" shall mean any corporation at least a majority of the stock of which having general voting rights is, at the time as of which any election is being made, owned by the Corporation either directly or through Subsidiaries.

                        PREFERRED STOCK - FOURTH SERIES

  (1) Designation and Amount. The shares of such Series shall be designated as "Preferred Stock--Fourth Series, Junior Participating" (hereafter "Fourth Series") and the number of shares constituting such series shall **be two and one-half million (2,500,000)** ++six million two hundred fifty thousand (6,250,000).++

  (2) Dividends. **The dividend rate on the shares of the Fourth Series shall be for each quarterly dividend (hereinafter referred to as a "quarterly dividend period"), which quarterly dividend periods shall commence on January 1, April
1, July 1 and October 1 in each year (or in the case of original issuance, from the date of original issuance) and shall end on and include the day next preceding the first date of the next quarterly dividend period, at a rate per quarterly dividend period (rounded to the nearest cent) equal to the greater of
(a) $10.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in cash, based upon the fair market value at the time the non-cash dividend or other distribution is declared as determined in good faith by the Board of Directors) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared (but not withdrawn) on the Common Stock, par value $2.50 per share, of the Corporation (the "Common Stock") during the immediately preceding quarterly dividend period, or, with respect to the first quarterly dividend period, since the first issuance of any share or fraction of a share of the Fourth Series.** ++The dividend rate on the shares of the Fourth Series shall be for each quarterly dividend (hereinafter referred to as a "quarterly dividend period"), which quarterly dividend periods shall commence on January 1, April 1, July 1 and October 1 in each year (or in the case of original issuance, from the date of original issuance) and shall end on and include the day next preceding the first date of the next quarterly dividend period, at a rate per quarterly dividend period (rounded to the nearest cent) equal to the greater of (a) $10.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in cash, based upon the ++

++fair market value at the time the non-cash dividend or other distribution is declared as determined in good faith by the Board of Directors) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or Class A Common Stock, as the case may be, or a subdivision of the outstanding shares of Common Stock or Class A Common Stock, as the case may be (by reclassification or otherwise), declared (but not withdrawn) on the Common Stock of the Corporation or the Class A Common Stock of the Corporation, as the case may be, during the immediately preceding quarterly dividend period, or, with respect to the first quarterly dividend period, since the first issuance of any share or fraction of a share of the Fourth Series. ++In the event this Company shall at any time after August 12, 1986 (the "Rights Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of the Fourth Series were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

  (3) Voting Rights. Except as prescribed by law and in addition to the rights provided for in ARTICLE SIXTH of the Articles of Incorporation of the Corporation, as amended, and subject to the provision for adjustment hereinafter set forth, the holders of the Fourth Series shall be entitled to 100 votes for each share held and shall be entitled to exercise such voting rights with the holders of Common Stock, without distinction as to class, at any annual or special meeting of stockholders for the election of directors and on any other matter coming before such meeting. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of the Fourth Series were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

  (4) Certain Restrictions.


    (A) Whenever quarterly dividends or other dividends or distributions payable on the shares of the Fourth Series as provided in Section (2) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of the Fourth Series outstanding shall have been paid in full, the Corporation shall not:

      (i) declare or pay dividends (except a dividend payable in Common Stock and/or any other class of stock ranking junior to the shares of the Fourth Series) on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the shares of the Fourth Series;

      (ii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the shares of the Fourth Series, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Shares of the Fourth Series; or

      (iii) purchase or otherwise acquire for consideration any shares of the Fourth Series, or any shares of stock ranking on a parity with the shares of the Fourth Series, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

    (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section (4), purchase or otherwise acquire such shares at such time and in such manner.

  (5) Reacquired Shares. Any shares of the Fourth Series purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Serial Preferred Stock and may be reissued as part of a new series of Serial Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

  (6) Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the shares of the Fourth Series shall be entitled to receive the greater of (a) $100.00 per share, plus accrued dividends to the date of distribution, whether or not earned or declared, or (b) an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of the Fourth Series were entitled immediately prior to such event pursuant to clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

  (7) Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of the Fourth Series shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of the Fourth Series shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

  (8) Ranking. The shares of the Fourth Series shall rank junior to all other series of the Corporation's Serial Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

  (9) Fractional Shares. Shares of the Fourth Series may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Shares of the Fourth Series.

                         PREFERRED STOCK - FIFTH SERIES

  (1) Designation; Number of Shares; Stated Value. The Series shall be designated as Preferred Stock-Fifth Series (the "Fifth Series") and shall consist of ninety-five (95) shares. The shares of such series are hereinafter sometimes called the "Fifth Series Shares." The stated value of the Fifth Series Shares shall be One Hundred Thousand Dollars ($100,000) per share.

  (2) Dividends. The rate of dividends upon the Fifth Series Shares (which shall be cumulative from the date of issue) and the time of payment thereof shall be 6.00% of the stated value per share per annum, payable quarterly on the last days of January, April, July and October in each year.

  (3) Rank. The Fifth Series Shares shall rank on a parity with shares of the First Series, Second Series and Third Series of the Preferred Stock as to dividends and upon liquidation.

  (4) Voting Rights. Holders of Fifth Series Shares will be entitled to one vote for each share held and will be entitled to exercise such voting rights together with the holders of Common Stock of the Corporation, without distinction as to class. If no dividends or less than full cumulative dividends on the Fifth Series Shares shall have been paid for each of four consecutive dividend periods, or if arrearages in the payment of dividends on the Fifth Series Shares shall have cumulated to an amount equal to full cumulative dividends on the Fifth Series Shares for six quarterly dividend periods, the holders of the Fifth Series Shares shall, at all meetings held for the election of Directors until full cumulative dividends for all past quarterly dividend periods and the current quarterly dividend period on the Fifth Series Shares shall have been paid or declared and set apart for payment, possess voting power, acting alone, to elect the smallest number constituting a majority of the Directors then to be elected. The Corporation will promptly take all such action as shall be necessary to permit such election to occur promptly after such arrearage occurs.

  (5) Non-Convertible. The Fifth Series Shares shall not be convertible into or exchangeable for stock of any other class or classes of the Corporation.

  (6) Repurchase by the Corporation. Upon six months' prior written notice, the holders of the Fifth Series Shares may tender all and not less than all of the Fifth Series Shares to the Corporation for purchase at a price per share equal to the stated value of One Hundred Thousand Dollars ($100,000) per share plus accrued dividends to the date of repurchase by the Company (the Purchase Price). Upon such proper tender of all shares of the Fifth Series Shares by the holders, the Corporation shall purchase the Fifth Series Shares at the Purchase Price.

  (7) Tender Procedures. The Fifth Series Shares will not be deemed tendered unless and until the certificate or certificates therefor have been received by the Corporation or the bank or trust company designated for the purpose and, if payment upon acceptance of tender thereof is to be made other than to the record holders, such certificate or certificates have been duly endorsed and are in proper form for transfer, with all transfer taxes due in respect thereof paid or provided for.

  (8) Redemption. If the holders have not theretofore tendered the Fifth Series Shares to the Corporation for purchase pursuant to paragraphs 6 and 7 hereof by March 14, 2003, then the Corporation shall redeem all of the outstanding Fifth Series Shares at the Purchase Price on a date set forth in written notice to the holders as the redemption date (the Redemption Date). The Corporation shall give notice of such redemption not less than thirty (30) days prior to the Redemption Date, by mail to the holders of record of the outstanding shares at their respective addresses then appearing on the books of the Corporation. At any time before the Redemption Date, the Corporation may deposit in trust the funds necessary for such redemption with a bank or trust company to be designated in the notice of redemption, doing business in the City of Chicago and State of Illinois or in the City and State of New York, and having capital, surplus and undivided profits aggregating $25,000,000. In the event such deposit is made so that the deposited funds shall be forthwith available to the holders of the shares to be redeemed upon surrender of the certificates evidencing such shares, then, upon the giving of the notice of such redemption, as hereinabove provided, or upon the earlier delivery to such bank or trust company of irrevocable authorization and direction so to give such notice, all shares with respect to the redemption of which such deposit shall have been made and the giving of such notice effected shall, whether or not the certificates for such shares shall be surrendered for cancellation, be deemed to be no longer outstanding for any purpose and all rights with respect to such shares shall thereupon cease and terminate, except only the right of the holders of the certificates for such shares to receive, out of the funds so deposited in trust, from and after the time of such deposit, the amount payable upon the redemption thereof, without interest.

  (9) Cancelled Shares. The Fifth Series Shares, purchased upon tender or redeemed as herein provided, shall be cancelled and upon such cancellation shall be deemed to be authorized and unissued shares of Preferred Stock, without par value, of the Corporation but shall not be reissued as shares of the same or any theretofore outstanding series.

  (10) Default. Default by the Corporation in complying with the provisions of paragraph 6 or 8 hereof shall preclude the declaration or the payment of dividends or the making of any other distribution whatsoever upon the Common Stock of the Corporation (other than a distribution in shares of its Common Stock) until the Corporation shall have cured such default by depositing the funds necessary therefor in the manner and upon the terms herein provided. The holders of the Fifth Series Shares shall not be entitled to apply to any court of law or equity for a money judgment or remedy on account of any such default other than to restrain the Corporation from the actions specified above upon the Common Stock of the Corporation until such default shall have been cured; and

  (11) Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation the holders of the Fifth Series will be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any distribution of the assets shall be made to the holders of Common Stock, the sum of $100,000 per share, plus an amount equal to cumulative dividends accrued and unpaid thereon to the date of distribution to holders of the Fifth Series. If upon any liquidation, dissolution or winding up of the Corporation the amounts payable with respect to the Fifth Series and any other series of Preferred Stock which ranks on a parity with the Fifth Series are not paid in full, the holders of the Fifth Series and such parity Preferred Stock will share ratably in any distribution of assets in proportion to the full preferential amounts to which they are entitled.

                                    SEVENTH

  1. In addition to any affirmative vote required by law or these Articles of Incorporation, and except as expressly provided in section 2 of this ARTICLE SEVENTH, the affirmative vote of the holders of eighty (80) percent of the outstanding shares of the Corporation entitled to vote in an election of Directors shall be required for the approval or authorization of any Business Combination (as hereinafter defined).

  2. The provisions of section 1 of this ARTICLE SEVENTH shall not be applicable if:

    A. The Business Combination shall have been approved by a majority of the Continuing Directors (as hereinafter defined); provided, however, that such approval shall only be effective if obtained at a meeting of Directors at which at least seven Continuing Directors are present; or

    B. The Business Combination is a merger or consolidation and the cash or Fair Market Value (as hereinafter defined) of the property, securities or other consideration to be received per share by the stockholders of each class of stock of the Corporation in the Business Combination, if applicable, is not less than the highest per share price paid by the Interested Stockholder (as hereinafter defined), with appropriate adjustments for stock splits, stock dividends and like distributions, in the acquisition by the Interested Stockholder of any of its holdings of each class of the Corporation's capital stock.

  3. For purposes of this ARTICLE SEVENTH:

  A. The term "Business Combination" shall mean:

      (i) any merger or consolidation of the Corporation or any subsidiary of the Corporation with (a) any Interested Stockholder or (b) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as defined on October 1, 1982 in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of an Interested Stockholder;

      (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate of any Interested Stockholder of any assets of the Corporation or any subsidiary of the Corporation that have an aggregate Fair Market Value of $1,000,000 or more;

      (iii) the issuance or transfer by the Corporation or any subsidiary of the Corporation (in one transaction or a series of transactions) of any securities of the Corporation or any subsidiary of the Corporation to any Interested Stockholder or any Affiliate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $1,000,000 or more;

      (iv) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliate of any Interested Stockholder; or

      (v) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder.

    B. The term "Continuing Director" shall mean any member of the Board of Directors of the Corporation who is unaffiliated with the Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Continuing Director if the successor is unaffiliated with the Interested Stockholder and is recommended or elected to succeed a Continuing Director by a majority of Continuing Directors, provided that such recommendation or election shall only be effective if made at a meeting of Directors at which at least seven Continuing Directors are present.

    C. The term "Fair Market Value" shall mean:

      (i) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-listed stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Exchange Act on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined in good faith by a majority of Continuing Directors, provided that such determination shall only be effective if made at a meeting of Directors at which at least seven Continuing Directors are present; or

      (ii) in the case of property or securities other than cash or stock, the fair market value of such property or securities on the date in question as determined in good faith by a majority of

    Continuing Directors, provided that such determination shall only be effective if made at a meeting of Directors at which at least seven Continuing Directors are present.

    D. The term "Interested Stockholder" shall mean and include any individual, corporation, partnership or other person or entity which, together with its Affiliates and "Associates" (as defined on October 1, 1982 in Rule 12b-2 under the Exchange Act), "Beneficially Owns" (as defined on October 1, 1982 in Rule 13d-3 under the Exchange Act) in the aggregate ten percent or more of the outstanding shares of the Corporation entitled to vote in an election of Directors, and any Affiliate or Associate of any such individual, corporation, partnership or other person or entity.

                                     EIGHTH
**
  1. Prevention of "Greenmail." Any direct or indirect purchase or other acquisition by the Corporation
   -------------------
of any Equity Security (as hereinafter defined) of any class at a price above Market Price (as hereinafter defined) from any Interested Securityholder (as hereinafter defined) who has beneficially owned any Equity Security of the class to be purchased for less than two years prior to the date of such purchase or any agreement in respect thereof shall, except as hereinafter expressly provided, require the affirmative vote of the holders of at least a majority of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the "Voting Stock"), excluding Voting Stock beneficially owned by such Interested Securityholder, voting together as a single class (it being understood that for the purposes of this ARTICLE EIGHTH, each share of the Voting Stock shall have the number of votes granted to it pursuant to ARTICLE SIXTH of this certificate of incorporation). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or any agreement with any national securities exchange, or otherwise, but no such affirmative vote shall be required with respect to any purchase or other acquisition of securities made as part of a tender or exchange offer by the Corporation to purchase securities of the same class made on the same terms to all holders of such securities and complying with the applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations). **
++
  1. Prevention of "Greenmail." Any direct or indirect purchase or other acquisition by this Corporation of any Equity Security (as hereinafter defined) of any class at a price above Market Price (as hereinafter defined) from any Interested Securityholder (as hereinafter defined) who has beneficially owned any Equity Security of the class to be purchased for less than two years prior to the date of such purchase or any agreement in respect thereof shall, except as hereinafter expressly provided, require the affirmative vote of the holders of at least a majority of the voting power of the then outstanding shares of capital stock of this Corporation entitled to vote generally in the election of directors (the "Voting Stock"), excluding Voting Stock beneficially owned by such Interested Securityholder, voting together as a single class (it being understood that for the purposes of this ARTICLE EIGHTH, each share of the Voting Stock shall have the number of votes granted to it pursuant to ARTICLE SIXTH of this Certificate of Incorporation). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or any agreement with any national securities exchange, or otherwise, but (i) no such affirmative vote shall be required with respect to any purchase, redemption or other acquisition by this Corporation of capital stock from FT, DT, any Qualified Subsidiary or any Qualified Stock Purchaser pursuant to the provisions of the Investment Documents (as such term is defined in Section 12 of the provisions of ARTICLE SIXTH of these Articles of Incorporation entitled GENERAL PROVISIONS RELATING TO CLASS A STOCK) or these Articles of Incorporation, and (ii) no such affirmative vote shall be required with respect to any purchase or other acquisition of securities made as part of a tender or exchange offer by this Corporation to purchase securities of the same class made on the same terms to all holders of such securities and complying with the applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations). ++

  2. Certain Definitions. For the purposes of this ARTICLE EIGHTH:

    A. A "person" shall mean any individual, firm, corporation or other entity.

    B. "Interested Securityholder" shall mean any person (other than the Corporation or any corporation of which a majority of any class of Equity Security is owned, directly or indirectly, by the Corporation) who or which:

      (i) is the beneficial owner, directly or indirectly, of 5% or more of the class of securities to be acquired; or

      (ii) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 5% or more of the class of securities to be acquired; or

      (iii) is an assignee or has otherwise succeeded to any shares of the class of securities to be acquired which were at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Securityholder, if such assignment or succession shall have occurred in the course of a transaction or transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.

    C. A person shall be a "beneficial owner" of any security of any class of the Corporation:

      (i) which such person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly; or

      (ii) which such person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) any right to vote pursuant to any agreement, arrangement or understanding; or

      (iii) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any security of any class of the Corporation.

    D. For the purposes of determining whether a person is an Interested Securityholder pursuant to paragraph B of this Section 2, the relevant class of securities outstanding shall be deemed to comprise all such securities deemed owned through application of paragraph C of this Section 2, but shall not include other securities of such class which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

    E. "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on October 1, 1982.

    F. "Equity Security" shall have the meaning ascribed to such term in
  Section 3(a)(11) of the Securities Exchange Act of 1934, as in effect on January 1, 1985.

    G. "Market Price" shall mean the highest closing sale price during the thirty-day period immediately preceding the date in question, of a share of any Equity Security on the Composite Tape for New York Stock Exchange issues or, if such Equity Security is not quoted on the Composite Tape or is not listed on such Exchange, on the principal United States security exchange registered under the Securities Exchange Act of 1934, as amended, on which such Equity Security is listed, or, if such Equity Security is not listed on any such exchange, the highest closing bid quotation with respect to a share of such Equity Security during the thirty-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or, if no such quotations are available, the fair market value on the date in question of a share of such Equity Security.

  3. Compliance. The Board of Directors of the Corporation shall have the power to determine the application of, or compliance with, this ARTICLE EIGHTH, including, without limitation: (i) whether a person is an Interested Securityholder; (ii) whether a person is a beneficial owner of any Equity Security; and (iii) the Market Price of any Equity Security. Any decision or action taken by the Board of Directors arising out of or in connection with the construction, interpretation and effect of this ARTICLE EIGHTH shall lie within its absolute discretion and shall be conclusive and binding, except in circumstances involving bad faith.

                                     NINTH

  No Director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty by such Director as a Director; provided, however, that this ARTICLE NINTH shall not eliminate or limit the liability of a Director to the extent provided by applicable law (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 51 of the General Corporation Code of the State of Kansas, or
(iv) for any transaction from which the Director derived an improper personal benefit. No amendment to or repeal of this ARTICLE NINTH shall apply to or have any effect on the liability or alleged liability of any Director of the Corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.

                                                                       EXHIBIT E

                                   COMPOSITE
                               SPRINT CORPORATION

                                     BYLAWS

            MARKED TO SHOW CHANGES EFFECTED BY THE BYLAW AMENDMENTS
++
  Additions to current Bylaws effected by the Bylaw Amendments are shown by italics. Deletions from current Bylaws effected by the Bylaw Amendments are shown by strike out. ++

                                   ARTICLE I

                               NAME AND LOCATION

  Section 1. The name of the Corporation shall be the name set forth in the Articles of Incorporation.

  Section 2. The principal office of the Corporation is located at 2330 ** Johnson Drive** ++Shawnee Mission Parkway,++ Westwood, Kansas.

  Section 3. Other offices for the transaction of business of the Corporation may be located at such place in Kansas or elsewhere as the Board of Directors may from time to time determine.

                                   ARTICLE II

                                 CAPITAL STOCK

  Section 1. All certificates of stock shall be signed by the Chairman of the Board of Directors, the President or a Vice President and **the Treasurer or an Assistant Treasurer, or** the Secretary or an Assistant Secretary, and sealed with the corporate seal.

  Section 2. Transfers of stock shall be made on the books of the Corporation upon the surrender of the old certificate properly endorsed, and said old certificate shall be cancelled and **affixed to the appropriate stub in the stock book** before a new certificate is issued.

  Section 3. A new certificate of stock may be issued in the place of any certificate theretofore issued, alleged to have been lost or destroyed, and the **directors** ++Corporation++ may, in **their** ++ its ++ discretion, require the owner of the lost or destroyed certificate, or its legal representative, to give a bond sufficient to indemnify the **company or the corporation** ++Corporation++ against any claim that may be made against it on account of the alleged loss of any certificate.

  Section 4. No holder of shares of any class of this Corporation, or holder of any securities or obligations convertible into shares of any class of this Corporation, shall have any preemptive right whatsoever to subscribe for, purchase or otherwise acquire shares of this Corporation of any class, whether now or hereafter authorized; ++provided, however, that nothing in SECTION 4 shall prohibit the Corporation from granting, contractually or otherwise, to any such holder, the right to purchase additional securities of the Corporation.++

                                  ARTICLE III

                         ++ STOCKHOLDERS' MEETINGS ++

  Section 1. The annual meeting of the stockholders of the Corporation shall be held on the third Tuesday of April in each year, either within or without the State of Kansas, as may from time to time be determined by the Board of Directors. At such meeting the stockholders shall elect directors in the manner provided in the Articles of Incorporation of the Corporation. The stockholders may transact such other business at such annual meetings as may properly come before the meeting.

  Section 2. A special meeting of the **stockholders** ++holders of any one or more classes of the capital stock of the Corporation entitled to vote as a class or classes with respect to any matter, as required by law or as provided in the Articles of Incorporation,++ may be called at any time and place by the Chairman, the President or the Board of Directors, and shall be called by the Chairman, the President or the Secretary on the written request of the holders of record of a majority of the shares of stock ++ of such class or classes ++ issued and outstanding and entitled to vote.

  Section 3. Notice of the time and place of all annual meetings and of the time, place and purpose of all special meetings ++(other than meetings of the holders of the Class A Stock separately as a class)++ shall be mailed by the Secretary to each stockholder at his last known post office address ++ as it appears on the records of the Corporation++ at least **ten (10)** ++twenty
(20)++ days before the date set for such meeting.

  Section 4. **Nominations of persons for election to the Board of the Corporation at a meeting of the stockholders may be made by or at the direction of the Board of Directors or may be made at a meeting of stockholders by any stockholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this SECTION 4 of ARTICLE III.** ++Nominations of persons for election to the Board of the Corporation at a meeting of the stockholders may be made by or at the direction of the Board of Directors or may be made (a) in the case of persons to be elected by stockholders other than the holders of Class A Stock, at a meeting of stockholders by any stockholder of the Corporation who is not a holder of shares of Class A Stock and who is entitled to vote for the election of Directors at the meeting, and (b) in the case of persons to be elected by the holders of shares of Class A Stock as provided for in the Articles of Incorporation of the Corporation (the "Class A Directors"), at a meeting of stockholders by any holder of shares of Class A Stock, in each case in compliance with the notice procedures set forth in this SECTION 4 of ARTICLE III++. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than fifty (50) days nor more than seventy-five (75) days prior to the meeting; provided, however, that in the event that less than sixty-five (65) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received no later than the close of business on the fifteenth (15th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder's notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a Director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as Director of the Corporation. **No person shall be eligible for election as a Director of the Corporation at a meeting of the stockholders unless nominated in accordance with the procedures set forth herein. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure and the defective nomination shall be disregarded.** ++No person shall be eligible for election as a Director of the Corporation at a meeting of the stockholders (a) unless such person has been nominated in accordance with the procedures set forth herein; and (b) unless nominated by holders of the Class A Stock or the Preferred Stock, such person is an Independent Nominee, as hereinafter defined, provided that nominees need not be Independent Nominees if election of such nominees would not result in less than a majority of the Board of Directors following such election being Independent Directors (as such term is defined in the Articles of Incorporation of the Corporation). If the facts warrant, the Chairman of the meeting shall determine and declare to the meeting that a nomination does not satisfy one or both of the requirements set forth in clauses
(a) ++

++
and (b) of the preceding sentence and the defective nomination shall be disregarded. As used herein, "Independent Nominee" means a person who, if elected, would be an Independent Director as such term is defined in the Articles of Incorporation of the Corporation. Nothing in this SECTION 4 shall be construed to affect the requirements for proxy statements of the Corporation under Regulation 14A of the Exchange Act. ++
++
  Section 5. At any meeting of the stockholders (other than a separate meeting of the holders of the Class A Stock), only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting (other than a separate meeting of the holders of the Class A Stock), business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors,
(b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than fifty (50) days nor more than seventy-five (75) days prior to the meeting; provided, however, that in the event that less than sixty-five (65) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received no later than the close of business on the fifteenth (15th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder's notice to the Secretary shall set forth (a) as to each matter the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder, (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder and (iii) any material interest of the stockholder in such business. No business shall be conducted at a meeting of the stockholders (other than a separate meeting of the holders of the Class A Stock) unless proposed in accordance with the procedures set forth herein. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the foregoing procedure and such business shall not be transacted. To the extent this SECTION 5 shall be deemed by the Board of Directors or the Securities and Exchange Commission, or finally adjudged by a court of competent jurisdiction, to be inconsistent with the right of stockholders to request inclusion of a proposal in the Corporation's proxy statement pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, such rule shall prevail. ++

  Section **5** ++6++. The Chairman of the Board of Directors, or in his absence the President, or in his absence or inability to act, a Vice President shall preside at all stockholders' meetings ++(other than meetings of the holders of the Class A Stock separately as a class).++

  Section **6** ++7++. At each meeting of the stockholders, each stockholder shall be entitled to cast one vote for each share of stock standing of record, on the books of the Corporation, in his name, and may cast such vote either in person or by proxy. The proxies shall be in writing, filed with the Secretary of the meeting, and by him entered or recorded in the minutes of such meeting.** ++Except as otherwise provided in the Articles of Incorporation of the Corporation, at each meeting of the stockholders, each stockholder shall be entitled to cast one vote for each share of voting stock standing of record on the books of the Corporation, in his name, and may cast such vote either in person or by proxy. All proxies shall be in writing and filed with the Secretary of the meeting.++ **No stock shall be voted by any person unless the same has been standing in the name of such person at least twenty (20) days prior to the annual election, as provided by the statutes of Kansas, or as provided by any subsequent statute of Kansas.**

  Section **7** ++8++. **Each stockholder shall have the right to vote, in person or by proxy, a number of votes equal to the number of shares of stock owned by the stockholder for each Director to be elected.** ++Except as otherwise provided in the Articles of Incorporation of the Corporation, each stockholder other than a holder of shares of Class A Stock shall have the right to vote, in person or by proxy, a number of votes equal to the number of shares of stock owned by the stockholder for each Director to be elected (other than those to be elected by the ++

++
holders of shares of Class A Stock as provided for in the Articles of Incorporation of the Corporation). Each holder of shares of Class A Stock shall have the right to vote, in person or by proxy, a number of votes equal to the number of shares of Class A Stock owned by such holder (or such other number of votes as may be provided in the Articles of Incorporation of the Corporation) for each director to be elected by the holders of Class A Stock as provided for in the Articles of Incorporation of the Corporation. Stockholders shall not be entitled to cumulative voting of their shares in elections of Directors. ++

  Section **8** ++9++. **A quorum for the transaction of business at any such meeting shall consist of a number of stockholders owning a majority of the issued and outstanding stock, but the stockholders present at any meeting thereof, less than a quorum, may adjourn the meeting from day to day or to a future date.** ++At any meeting held for the purpose of electing directors, (i) the presence in person or by proxy of the holders of at least a majority of the then outstanding shares of Class A Stock shall be required and be sufficient to constitute a quorum of such class for the election by such class of Class A Directors and (ii) the presence in person or by proxy of the holders of at least a majority of the then outstanding voting shares of the Corporation other than the Class A Stock shall be required and be sufficient to constitute a quorum for the election of directors other than Class A Directors. At any such meeting or adjournment thereof the absence of a quorum of the holders of Class A Stock shall not prevent the election of directors other than Class A Directors, and the absence of a quorum of the holders of voting shares other than Class A Stock shall not prevent the election of Class A Directors. At a meeting held for any purpose other than the election of directors, shares representing a majority of the votes entitled to be cast on such matter, present in person or represented by proxy, shall constitute a quorum. In the absence of the required quorum at any meeting of stockholders, a majority of such holders present in person or by proxy shall have the power to adjourn the meeting, from time to time, without notice (except as required by law) other than an announcement at the meeting, until a quorum shall be present.++

  Section **9** ++10++. At each of the annual stockholders' meetings, one of the executive officers of the **company** ++Corporation++ shall submit a statement of the business done during the preceding year, together with a report of the general financial condition of the Corporation **and of the condition of its tangible property.**

                                   ARTICLE IV

                                   DIRECTORS

  Section 1. The business and property of the Corporation shall be managed by a Board consisting of such number of Directors as is determined from time to time in accordance with the provisions of the Articles of Incorporation of the Corporation. The Board of Directors may elect one of their number to act as Chairman of the Board.

  Section 2. Each Director upon his election shall qualify by filing his written acceptance with the Secretary or an Assistant Secretary ++and by fulfilling any prerequisite to qualification that may be set forth in the Articles of Incorporation of the Corporation.++

  Section 3. The annual meeting of the directors shall be held immediately after the adjournment of each annual meeting of the stockholders and in the event a quorum is not present, said meeting shall be held within ten days after adjournment upon proper notice by the Chairman of the Board of Directors, the President or a Vice President.

  Section 4. Special meetings of the Board of Directors may be called at any time or place by the Chairman of the Board or by the President, and in the absence or inability of either of them to act, by a Vice President, and may also be called by any two members of the Board. By unanimous consent of the directors, special meetings of the Board may be held without notice, at any time and place.

  Section 5. **Notice of all regular and special meetings of the Board of Directors shall be mailed to each director by the Secretary, at least ten (10) days previous to the time fixed for such meeting, or such notice**

**
may be given by telephone, telegraph or telex to each director at least twenty-four (24) hours previous to the time fixed for such meeting, or on such shorter notice as the person or persons calling the meeting may deem necessary or appropriate in the circumstances.** ++Notice of all regular and special meetings of the Board of Directors or the Executive Committee or any committee established pursuant to SECTION 12 of ARTICLE IV (an "Other Committee") shall be sent to each Director or member of such committee, as the case may be, by the Secretary, by a means reasonably calculated to be received at least seven (7) days prior to the time fixed for such meeting, or notice of special meetings of the Board of Directors or the Executive Committee or any Other Committee may be given by telephone, telegraph, telefax or telex to each Director or member of such committee, as the case may be, at least twenty-four (24) hours prior to the time fixed for such meeting, or on such shorter notice as the person or persons calling the meeting may reasonably deem necessary or appropriate in the circumstances. To the extent provided in the notice of the meeting or as otherwise determined by the Chairman of the Board or the Board of Directors, Directors may participate in any regular or special meeting by means of conference telephone or similar communications equipment which allows all persons participating in such meeting to hear each other, and participation in such meeting by means of such a device shall constitute presence in person at such meeting. In addition, Class A Directors who have not received notice of any special meeting of the Board of Directors or the Executive Committee or any Other Committee, as the case may be, at least six (6) days prior to the time fixed for such meeting may participate in such meeting by means of conference telephone or similar communications equipment which allows all persons participating in such meeting to hear each other, and participation in such meeting by means of such a device shall constitute presence in person at such meeting.++

  Section 6. Except as otherwise provided in the Articles of Incorporation of the Corporation, a quorum for the transaction of business at any meeting of the directors shall consist of a majority of the members of the Board, but the directors present, although less than a quorum, shall have the power to adjourn the meeting from time to time or to some future date.

  Section 7. The directors shall elect **or appoint** the officers of the Corporation and fix their salaries. Such election **or appointment** shall be made at the Directors' meeting following each annual stockholders' meeting.

**Section 8. Vacancies in the Board of Directors may be filled by the remaining directors at any regular or special Directors' meeting.**

  Section **9** ++8++. The Board of Directors from time to time, as they may deem proper, shall have authority to appoint a general manager, counsel or attorneys and other employees for such length of time and upon such terms and conditions and at such salaries as they may deem necessary and/or advisable.

  Section **10** ++9++. The members of the Board of Directors shall receive compensation for their services in such amount as may be reasonable and proper and consistent with the time and service rendered. The members of the Board of Directors shall receive the reasonable expenses necessarily incurred in the attendance of meetings and in the transaction of business for the Corporation.

  Section **11** ++10++.
**
  (a) Limitation of Liability. No person shall be liable to the Corporation for any loss or damage suffered by it on account of any action taken or omitted to be taken by him as a director, officer, employee or agent of the Corporation in good faith, if such person (1) exercised or used the same degree of care and skill as a prudent man would have exercised or used under the circumstances in the conduct of his own affairs, or (2) took or omitted to take such action in reliance upon advice of counsel for the Corporation or upon statements made or information furnished by officers or employees of the Corporation which he had reasonable grounds to believe. **

 **(b)** ++(a)++ Indemnification.

    (1) Actions Other Than Those by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that **he** ++such person++ is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by **him** ++such person++ in connection with such action, suit or proceeding if **he** ++such person++ acted in good faith and in a manner **he** ++such person++ reasonably believed to be in or not opposed to the best interests of the Corporation (or such other corporation or organization), and, with respect to any criminal action or proceeding, had no reasonable cause to believe **his** ++such person's++ conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which **he** ++such person++ reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that **his** ++such person's++ conduct was unlawful.

    (2) Action by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that **he** ++such person++ is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses
        (including attorneys' fees) actually and reasonably incurred by **him** ++such person++ in connection with the defense or settlement of such action or suit if **he** ++such person++ acted in good faith and in a manner **he** ++such person++ reasonably believed to be in or not opposed to the best interests of the Corporation (or such other corporation or organization) and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable **for negligence or misconduct in the performance of his duty** to the Corporation (or such other corporation or organization) unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

    (3) Successful Defense of Action. Notwithstanding, and without limitation of, any other provision of this SECTION **11** ++10++, to the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraph (1) or (2) of this sub-Section **(b)** ++(a)++, or in defense of any claim, issue or matter therein, **he** ++such director, officer, employee or agent++ shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by **him** ++such person++ in connection therewith.

    (4) Determination Required. Any indemnification under paragraph (1) or
        (2) of this sub-Section **(b)** ++(a)++ (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because **he** ++such director, officer, employee or agent++ has met the applicable standard of conduct set forth in said paragraph. Such determination shall be made
        (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the particular action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

    (5) Advance of Expenses. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding **as authorized by the Board of Directors in the specific case** upon receipt of a satisfactory undertaking by or on behalf of the director, officer, employee or agent to repay such amount **unless** ++if++ it shall ultimately be determined that **he** ++such person++ is ++not++ entitled to be indemnified by the Corporation as authorized in this sub-Section **(b)** ++(a)++.

  **(c)** ++(b)++ Insurance. The Corporation may, when authorized by the Board of Directors, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against **him** ++such person++ and incurred by **him** ++such person++ in any such capacity, or arising out of **his** ++such person's++ status as such, whether or not the Corporation would **be required** ++have the power++ to indemnify him against such liability under the provisions of sub-Section **(b)** ++(a)++. The risks insured under any insurance policies purchased and maintained on behalf of any person as aforesaid or on behalf of the Corporation shall not be limited in any way by the terms of this SECTION **11** ++10++ and to the extent compatible with the provisions of such policies, the risks insured shall extend to the fullest extent permitted by law, common or statutory.

  **(d)** ++(c)++ Nonexclusivity; Duration. **The indemnifications, rights, and limitations of liability provided by this SECTION 11 shall not be deemed exclusive of any other indemnifications, rights or limitations of liability to which any person may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, either as to action in his official capacity or as to action in another capacity while holding office, and they shall continue although such person has ceased to be a director, officer, employee or agent and shall inure to the benefit of his heirs, executors and administrators. The authorization to purchase and maintain insurance set forth in sub-Section (c) shall likewise not be deemed exclusive.** ++The indemnifications and rights provided by, or granted pursuant to, this SECTION 10 shall not be deemed exclusive of any other indemnifications, rights or limitations of liability to which any person may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, either as to action in such person's official capacity or as to action in another capacity while holding office, and they shall continue although such person has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person's heirs, executors and administrators. The authorization to purchase and maintain insurance set forth in sub-Section (b) shall likewise not be deemed exclusive.++

  Section **12** ++11++. **The Chief Executive Officer of the Corporation, together with not more than six additional Directors selected by the Board at the regular annual meeting of the Directors, shall constitute an Executive Committee of the Board of Directors.** ++The Chief Executive Officer of the Corporation, together with no more than five additional Directors elected by stockholders other than holders of shares of Class A Stock, and at least one Class A Director selected by the holders of a majority of the shares of Class A Stock, shall constitute an Executive Committee of the Board of Directors.++ The Executive Committee between regular meetings of the Board of Directors shall manage the business and property of the Corporation and shall have the same power and authority as the Board of Directors; provided, however, the Executive Committee shall not act (other than to make recommendations) in those cases where it is provided by law or by the **Charter** ++Articles of Incorporation++ of the Corporation that any vote or action in order to bind the Corporation shall be taken by the Directors. ++Members of the Executive Committee may participate in any meeting of the Executive Committee by means of conference telephone or similar communications equipment which allows all persons participating in the meeting to hear each other, and participation in a meeting by means of such a device shall constitute presence in person at such meeting.
    ++

  The Executive Committee shall keep a record of its proceedings and may hold meetings upon one (1) day's written notice or upon waiver of notice signed by the members either before or after said Executive Committee meeting.

**A majority of the Executive Committee shall constitute a quorum for the transaction of business at any meeting for which written notice has been given to all members or for which notice has been waived by all members.** ++A majority of the Executive Committee shall constitute a quorum for the transaction of business at any meeting for which notice has been given to all members in accordance with ARTICLE IV, SECTION 5 hereof or for which notice has been waived by all members.++

++Section 12. If the Board of Directors shall form any committee other than the Executive Committee, such committee shall have at least one member who is a Class A Director; provided, however, that no Class A Director shall be a member of (i) any committee established pursuant to the provisions of any law relating to the national security of the United States, (ii) any committee the membership on which by such a director would be prohibited by any law or by the rules of the New York Stock Exchange or (iii) the compensation committee, if the Board of Directors determines that such a director would not be considered a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934, as amended. Any committee so formed, to the extent provided in the resolution of the Board of Directors pursuant to which it was formed or in the Bylaws or pursuant to the statutes of Kansas, shall have and may exercise all the powers and authority of the Board of Directors.++

                                   ARTICLE V

                                   OFFICERS

  Section 1. The officers of this Corporation shall be a Chairman of the Board of Directors, a President, as many Vice Presidents as the Board of Directors may from time to time deem advisable and one or more of which may be designated Executive Vice President or ++Senior Vice President++, a Secretary, a Treasurer, and such Assistant Secretaries and Assistant Treasurers as the Board of Directors may from time to time deem advisable, and such other officers as the Board of Directors may from time to time deem advisable and designate. The Chairman of the Board of Directors **and the President** shall be **members** ++a member++ of and be elected by the Board of Directors. All other officers shall be elected by the Board of Directors. All officers shall hold office until their respective successors are elected and shall have qualified. Any two of said offices may be held by one person except the office of President and Vice President.

  Section 2. The Chairman of the Board of Directors shall preside at all meetings of the Directors and stockholders at which he is present and shall have such other duties, power and authority as may be prescribed by the Board of Directors from time to time. The Board of Directors may designate the Chairman of the Board as the Chief Executive Officer of the Corporation with all of the powers otherwise conferred upon the President of the Corporation under these **bylaws** ++Bylaws++, or it may, from time to time, divide the responsibilities, duties and authority for the general control and management of the Corporation's business and affairs between the Chairman of the Board and the President.

  Section 3. Unless the Board of Directors otherwise provides, the President shall be the Chief Executive Officer of the Corporation with such general executive powers and duties of supervision and management as are usually vested in such office and shall perform such other duties as are authorized by the Board of Directors. The Chairman of the Board or the President shall sign **all** contracts, certificates and other instruments of the Corporation as authorized by the Board of Directors. If the Chairman of the Board is designated as the Chief Executive Officer of the Corporation, the President shall perform such duties as may be delegated to him by the Board of Directors and as are conferred by law exclusively upon such office.

  Section 4. A Vice President shall have right and power to perform all duties and exercise all authority of the President, in case of absence of the President or upon vacancy in the office of President, and shall have all power and authority usually enjoyed by a person holding the office of Vice President.

  Section 5. The Secretary shall issue notices of all directors' and stockholders' meetings, and shall attend and keep the minutes of the same; shall have charge of all corporate books, records and papers; shall be custodian of the corporate seal; shall attest with his signature, which may be a facsimile signature if authorized by the Board of Directors, and impress with the corporate seal, all stock certificates and written contracts of the Corporation; and shall perform all other duties as are incident to his office. Any Assistant Secretary, in the absence or inability of the Secretary, shall perform all duties of the Secretary and such other duties as may be required.

  Section 6. The Treasurer shall have custody of all money and securities of the Corporation and shall give bond in such sum and with such sureties as the directors may specify, conditioned upon the faithful performance of the duties of his office. He shall keep regular books of account and shall submit them, together with all his **vouchers, receipts,** records and other papers, to the directors for their examination and approval annually; and semi-annually, or when directed by the Board of Directors, he shall submit to each director a statement of the condition of the business and accounts of the Corporation; and shall perform all such other duties as are incident to his office. An Assistant Treasurer, in the absence or inability of the Treasurer, shall perform all the duties of the Treasurer and such other duties as may be required.

  Section 7. Any officer or employee of the Corporation shall give such bond for the faithful performance of his duties in such sum, as and when the Board of Directors may direct.

                                  ARTICLE VI

                             DIVIDENDS **AND FINANCE**

  Section 1. Dividends shall be paid out of the net income or earned surplus of the Corporation, determined after making proper provision for required sinking fund deposits for debt obligations and proper provisions for working capital and such reserves as may be required by good and generally accepted accounting practice, when declared from time to time by resolution of the Board of Directors. No such dividends shall be declared or paid which will impair the capital of the Corporation.
**
  Section 2. The funds of the Corporation shall be deposited in such banks or trust companies as the directors shall designate and shall be withdrawn only upon checks, drafts or orders signed in the name of the Corporation by the President, Treasurer, or such other officer or combinations thereof as the Board of Directors may authorize from time to time.**

                                  ARTICLE VII

                                  AMENDMENTS

  Section 1. **Except as otherwise provided in the Articles of Incorporation of the Corporation, these bylaws may be amended, altered or repealed by the Board of Directors, subject to the power of stockholders to amend, alter or repeal the bylaws; provided, however, that notice advising of each specific amendment of the bylaws by the Board of Directors shall be given to each stockholder having voting rights within thirty (30) days after the date of such amendment by the Board, such notice to be in writing and mailed to the last known post office address of such stockholders within the thirty-day period; or these bylaws shall be amended in such other manner as may from time to time be authorized by the laws of the State of Kansas.** ++Except as otherwise provided in the Articles of Incorporation of the Corporation and SECTION 2 of this
ARTICLE VII, the Bylaws may be amended, altered or repealed by the Board of Directors, subject to the power of stockholders to amend, alter or repeal the Bylaws; or the Bylaws shall be amended in such other manner as may from time to time be authorized by the laws of the State of Kansas.++
++
  Section 2. The following provisions of the Bylaws may not be amended, altered, repealed or made inoperative or ineffective by adoption of other provisions to the Bylaws without the affirmative vote of the holders of record of a majority of the shares of Class A Stock then outstanding, voting separately as a class, at any ++

++
annual or special meeting of stockholders, the notice of which shall have specified or summarized the proposed amendment, alteration or repeal of the
Bylaws: ARTICLE III, SECTIONS 2, 4, 5, 8 and 9; ARTICLE IV, SECTIONS 5, 6, 10, 11 and 12; ARTICLE VI, SECTION 1; and ARTICLE VII, SECTIONS 1 and 2. ++

                                  ARTICLE VIII

                                 CORPORATE SEAL

  Section 1. The corporate seal of this Corporation shall have inscribed thereon the name of the Corporation and its state of incorporation and the words, "Seal--Incorporated 1938".

                                                                       EXHIBIT F

                           ACQUIRING PERSON STATEMENT

                                  DELIVERED TO
                               SPRINT CORPORATION

                                       BY

                                 FRANCE TELECOM
                              DEUTSCHE TELEKOM AG

                       DEUTSCHE TELEKOM HOLDING B.V.

                               COGECOM S.A.

               FRANCE TELECOM FINANCIERE INTERNATIONALE S.A.

                              (ACQUIRING PERSONS)

             PURSUANT TO KANSAS STATUTES ANNOTATED SECTION 17-1291

  This acquiring person statement is being delivered to Sprint Corporation, a Kansas corporation ("Sprint"), pursuant to Kansas Statutes Annotated Section 17-1291 (the "Acquiring Person Statement") by France Telecom, an exploitant public formed under the laws of France ("FT"), Deutsche Telekom AG, an Aktiengesellschaft formed under the laws of Germany ("DT"), Deutsche Telekom Holding B.V., a besloten vennootschap met beperkte aansprakelijkheid formed under the laws of the Netherlands ("DT Holding"), Cogecom S.A., a societe anonyme formed under the laws of France ("Cogecom"), and France Telecom Financiere Internationale S.A., a societe anonyme formed under the laws of France ("FT Financiere"; DT Holding, Cogecom and FT Financiere collectively may be referred to herein as the "Existing Qualified Subsidiaries"; FT, DT and the Existing Qualified Subsidiaries collectively may be referred to herein as the "Acquiring Persons") and relates to the plan (the "Control Share Acquisitions Plan") for the proposed acquisition by the Acquiring Persons of shares of Common Stock of Sprint as contemplated by this Acquiring Person Statement and as contemplated and permitted by the terms of the Investment Agreement dated as of July 31, 1995 among Sprint, FT and DT (the "Investment Agreement"), the Related Investment Documents and the Charter Amendments (collectively, the "Purchase Documents"), subject to the conditions set forth in such documents, which documents are incorporated herein by reference and made a part hereof. Copies of such documents are on file at Sprint and available without charge to each stockholder who so requests. For a description of the procedure for requesting such documents, see "Incorporation of Documents by Reference" contained in the Proxy Statement to which this Acquiring Person Statement is an Exhibit (the "Proxy Statement"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Proxy Statement. The Common Stock to be acquired by the Acquiring Persons is in addition to the Class A Common Stock and Class A Preference Stock to be purchased by the Acquiring Persons directly from Sprint pursuant to the Investment Agreement and will convert into Class A Common Stock or Class A Preference Stock, as the case may be, to be held by one or more Acquiring Persons. For a description of such conversion, see "Investment Agreement and Related Documents--Conversion of Sprint Common Stock into Class A Stock" contained in the Proxy Statement.

ITEM 1. IDENTITY OF THE ACQUIRING PERSONS AND MEMBERS OF THEIR GROUP.

  Kansas Statutes Annotated Section 17-1291 requires that an acquiring person statement set forth "the identity of the acquiring person and each other member of any group of which the person is a part for purposes of determining control shares." The Acquiring Persons listed herein constitute such acquiring persons; other Qualified Subsidiaries that FT or DT may from time to time cause to exist and to hold shares of Class A Stock subsequent to the date hereof, and Qualified Stock Purchasers (as described herein) may constitute other members of such group.

  In addition to the Existing Qualified Subsidiaries listed herein, additional Qualified Subsidiaries may exist from time to time, as defined and described in the Investment Agreement as in effect on the date hereof. As contemplated and permitted by the Purchase Documents, the Acquiring Persons may transfer shares of Class A Common Stock or Class A Preference Stock, as the case may be, to Qualified Subsidiaries, as defined and described in the Investment Agreement and such Qualified Subsidiaries may purchase shares of Common Stock of Sprint from third parties to cause the aggregate ownership to attain a level of up (i.e., "Top-Up") to twenty percent of the aggregate voting power of Sprint (and may in certain circumstances exceed twenty percent of the aggregate voting power of Sprint). Furthermore, as contemplated by the Purchase Documents, in certain circumstances, FT or DT may assign to Qualified Stock Purchasers (as defined in the Stockholders' Agreement) the rights to purchase shares of Common Stock of Sprint to Top-Up to the aggregate voting power of Sprint owned by a person who holds a larger aggregate percentage of voting power of Sprint than the aggregate percentage of voting power of Sprint held by FT, DT and their respective affiliates and associates.

  The information set forth under the captions "Information Concerning FT, DT and Atlas," "Investment Agreement and Related Investment Documents--Purchase and Sale of Class A Stock--Assignment," "Investment Agreement and Related Investment Documents--Conversion of Sprint Common Stock into Class A Stock," "Investment Agreement and Related Investment Documents--Standstill Agreement," "Investment Agreement and Related Investment Documents--Transfer Restrictions," and "Investment Agreement and Related Investment Documents--Equity Purchase Rights" of the Proxy Statement is incorporated herein by reference.

ITEM 2. DELIVERY OF ACQUIRING PERSON STATEMENT.

  This Acquiring Person Statement is given pursuant to Kansas Statutes Annotated Sections 17-1286 to 17-1298 as in effect on the date hereof (the "Control Share Acquisitions Statute"). The Acquiring Persons hereby request that the voting rights to be accorded to the shares to be acquired pursuant to the Control Share Acquisitions Plan that is the subject of this Acquiring Person Statement be considered at the special meeting of the stockholders of Sprint, which is to be held pursuant to the Proxy Statement.

ITEM 3. OWNERSHIP OF SHARES.

  As of the date hereof, none of the Acquiring Persons owns any shares of Sprint, directly or indirectly, and it is contemplated that no additional Qualified Subsidiaries and no Qualified Stock Purchasers will own such shares when identified.

ITEM 4. RANGE OF VOTING POWER.

  The Acquiring Persons, as described in this Acquiring Person Statement and in accordance with and as contemplated and permitted in the Purchase Documents, may acquire voting shares of Sprint which, when added to all other voting shares of Sprint owned by the Acquiring Persons, or in respect to which such Acquiring Persons may exercise or direct the exercise of voting power, would entitle such Acquiring Persons immediately after the acquisition of shares, directly or indirectly, alone or as a part of a group, to exercise or direct the exercise of the voting power of Sprint in the election of directors which would fall within the range of one-fifth or more, but less than one-third, of the voting power of Sprint, which is the range described in subsection (a) of
Section 17-1286 of the Control Share Acquisitions Statute.

ITEM 5. TERMS OF THE PROPOSED CONTROL SHARE ACQUISITION.

  It is proposed that the Acquiring Persons acquire from third parties voting shares of Sprint which, when added to all other voting shares of Sprint owned by the Acquiring Persons, or in respect to which such Acquiring Persons may exercise or direct the exercise of voting power, would entitle such Acquiring Persons immediately after the acquisition of shares, directly or indirectly, alone or as part of a group, to exercise or direct the exercise of the voting power of Sprint in the election of directors which would fall within the range of one-fifth or more, but less than one-third, of the voting power of Sprint as described in this Acquiring Person Statement and as contemplated and permitted by the terms of the respective Purchase Documents. The information set forth under the captions "Investment Agreement and Related Investment Documents--

Equity Purchase Rights--Major Issuances," "Investment Agreement and Related Investment Documents-- Equity Purchase Rights--Major Competitors," and "Investment Agreement and Related Investment Documents--Standstill Agreement" of the Proxy Statement is incorporated herein by reference.

  In addition, as permitted by the Standstill Agreement and the Qualified Subsidiary Standstill Agreement, as the case may be, the Acquiring Persons have the right to purchase shares of Common Stock of Sprint from third parties to Top-Up to twenty percent of the aggregate voting power of Sprint (and may in certain circumstances exceed twenty percent of the aggregate voting power of Sprint). See "Investment Agreement and Related Investment Documents--Standstill Agreement" in the Proxy Statement.

ITEM 6. REPRESENTATIONS OF LEGALITY; FINANCIAL CAPACITY.

  The Acquiring Persons hereby represent that the proposed control share acquisition will not be contrary to law and that they have the financial capacity to make such proposed control share acquisition. The information set forth under the captions "Investment Proposals--Regulatory Approvals," "Investment Proposals--Source of Funds," "Investment Agreement and Related Investment Documents--Purchase and Sale of Class A Stock--Assignment," "Investment Agreement and Related Documents--Transfer Restrictions," and "Information Concerning FT, DT and Atlas" of the Proxy Statement is incorporated herein by reference. The definition of Qualified Subsidiary in and
Section 11.2 of the Investment Agreement and Section 2.2 of the Stockholders' Agreement is also incorporated herein by reference. DT Holding is a wholly owned Qualified Subsidiary of DT that may be used to acquire securities. Cogecom and FT Financiere are wholly owned Qualified Subsidiaries of FT that may be used to acquire securities.

                                          France Telecom

Date: November 17, 1995

                                                /s/ Michel Bon
                                          By: _________________________________

                                            Name: Michel Bon

                                            Title: Le President



Date: November 17, 1995                   Deutsche Telekom AG

                                                /s/ Helmut Reuschenbach
                                          By: _________________________________

                                            Name: Helmut Reuschenbach

                                            Title: Geschaftsgebietsleiter


                                                /s/ Yorck von Reuter

                                          By: ____________________________

                                            Name: Yorck von Reuter

                                            Title: Fachgebietsleiter



Date: November 17, 1995                   Deutsche Telekom Holding B.V.

                                                /s/ Helmut Reuschenbach
                                          By: _________________________________

                                            Name: Helmut Reuschenbach

                                            Title: Duly authorized signatory


                                                /s/ Yorck von Reuter

                                          By: ____________________________

                                            Name: Yorck von Reuter

                                            Title: Duly authorized signatory



Date: November 17, 1995                   Cogecom S.A.

                                                /s/ Marc Dandelot
                                          By: _________________________________

                                            Name: Marc Dandelot

                                            Title: Chairman



Date: November 17, 1995                   France Telecom Financiere
                                            Internationale S.A.

                                                /s/ Michel Bon

                                          By: ____________________________

                                            Name: Michel Bon

                                            Title: Le President

                      REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders

Sprint Corporation

  We have audited the consolidated balance sheets of Sprint Corporation (Sprint) as of December 31, 1994 and 1993, and the related consolidated statements of income, cash flows, and common stock and other shareholders' equity for each of the three years in the period ended December 31, 1994 included in Sprint's Annual Report on Form 10-K for the year ended December 31, 1994. Our audits also included the financial statement schedule listed in the Index to Financial Statements, Financial Statement Schedule and Supplementary Data included in Sprint's Annual Report on Form 10-K for the year ended December 31, 1994. These financial statements and the schedule are the responsibility of the management of Sprint. Our responsibility is to express an opinion on these financial statements and the schedule based on our audits. We did not audit the financial statements or the schedule of Centel Corporation, a wholly-owned subsidiary, for the year ended December 31, 1992, which statements reflect net income constituting approximately 9 percent of consolidated net income for the year ended December 31, 1992. Those statements and the schedule were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to data included for Centel Corporation, is based solely on the report of the other auditors.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.

  In our opinion, based on our audits and the report of other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sprint at December 31, 1994 and 1993, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

  As discussed in Notes 1, 2 and 3 to the consolidated financial statements referred to above, Sprint changed its method of accounting for postretirement benefits, postemployment benefits and circuit activity costs in 1993 and income taxes in 1992.

                                          Ernst & Young LLP

Kansas City, Missouri

January 31, 1995

                      REPORT OF INDEPENDENT AUDITORS

To the Shareowners of Centel Corporation:

  We have audited the consolidated statements of income, common shareowners' investment and cash flows of CENTEL CORPORATION (a Kansas corporation) AND SUBSIDIARIES for the year ended December 31, 1992, prior to the pooling of interests with Sprint Corporation (and, therefore, are not presented herein) described in Note 9 to the consolidated financial statements of Sprint Corporation for the year ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Centel Corporation and Subsidiaries for the year ended December 31, 1992, in conformity with generally accepted accounting principles.

  Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. In connection with our audit, certain auditing procedures were applied to the following schedule which is required for purposes of complying with the Securities and Exchange Commission's rules and is not part of the basic financial statements. Such schedule is not included herein:

    Schedule VIII--Consolidated Allowance for Doubtful Accounts

  In our opinion, the information contained in the schedule fairly states, in all material respects, the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.

                                          Arthur Andersen LLP

Chicago, Illinois

February 3, 1993

                                  CONSENT

                                    OF

                          DILLON, READ & CO. INC.

  We hereby consent to (i) the inclusion of our opinion letter to the Board of Directors of Sprint Corporation ("Sprint") as Exhibit A to the Proxy Statement of Sprint relating to the Investment Agreement dated as of July 31, 1995 among Sprint, France Telecom and Deutsche Telekom AG, and certain related matters, and (ii) the references made to our firm and such opinion in (A) such Proxy Statement under the captions "SUMMARY--Opinion of Financial Advisor" and "INVESTMENT PROPOSALS--Opinion of Financial Advisor" and (B) the letter to stockholders of Sprint accompanying such Proxy Statement. In giving such consent, we do not admit that we come within the category of persons whose consent is required under, and we do not admit that we are "experts" for purposes of, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                                          Dillon, Read & Co. Inc.

                                             /s/ Dillon, Read & Co. Inc.

                                          By: ____________________________

New York, New York

November 20, 1995

                               SPRINT CORPORATION
                  P.O. BOX 11315, KANSAS CITY, MISSOURI 64112

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL
                        MEETING ON JANUARY 12, 1996

  The undersigned hereby appoints W.T. Esrey, J.R. Devlin and A.B. Krause, and each of them, with full power of substitution as proxies, to vote all the shares of Common and Preferred Stock of Sprint Corporation which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held January 12, 1996, and any adjournment or postponement thereof.

  The Board of Directors recommends a vote FOR the following proposals:

1. To approve and adopt the Investment Agreement dated as of July 31, 1995, as amended, among Sprint Corporation, France Telecom and Deutsche Telekom AG and the transactions contemplated by the Investment Agreement.
                    FOR [_]     AGAINST [_]     ABSTAIN [_]

2. To approve and adopt the Charter Amendments and the Bylaw Amendments contemplated by the Investment Agreement.
                    FOR [_]     AGAINST [_]     ABSTAIN [_]

3. To approve and adopt the Control Share Acquisitions Plan and to accord to the shares acquired pursuant to such plan full voting rights.
                    FOR [_]     AGAINST [_]     ABSTAIN [_]

The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.

                         (Please sign on reverse side)

  This Proxy, if signed and returned, will be voted as specified on the reverse side. If no specifications are made, your shares will be voted FOR approval and adoption of each of the three proposals and the transactions contemplated thereby. A majority of said proxies, or any substitute or substitutes, who shall be present and act at the meeting (or if only one shall be present and act, then that one) shall have all the powers of said proxies hereunder.

                                           DATE ___________________________

                                           PLEASE _____________________________
                                            SIGN           Signature
                                            HERE

                                               ________________________________
                                                           Signature

                                           Please sign exactly as name
                                           appears. If shares are held
                                           jointly, any one of the joint
                                           owners may sign. Attorneys-in-fact,
                                           executors, administrators,
                                           trustees, guardians or corporation
                                           officers should indicate the
                                           capacity in which they are signing.
                                           PLEASE SIGN, DATE, AND MAIL THIS
                                           PROXY PROMPTLY whether or not you
                                           expect to attend the meeting. You
                                           may nevertheless vote in person if
                                           you do attend.

  You are entitled to direct the voting of the total number of shares of Common Stock of Sprint allocated to your accounts through November 13, 1995, the record date for voting at the January 12, 1996, Stockholders Meeting. Your accounts include one or more of the following: (a) Company Stock Investment Fund (your contributions), (b) Company Stock Match account, (c) Centel Profit Sharing account, (d) TRASOP account (formerly Sprint's ESOP), (e) Centel Employees' Stock Ownership Plan account (Centel ESOP). The Centel ESOP and the Centel Retirement Savings Plan for Bargaining Unit Employees provide for the trustees to vote all shares held in the trusts for these two plans for which they do not receive voting instructions in the same proportions as instructions received for shares voted. The trustees will vote all unallocated shares held in the Sprint Retirement Savings Plan (including the TRASOP) and the Sprint Retirement Savings Plan for Bargaining Unit Employees in the same proportions as instructions received for shares voted, and any shares allocated to participant accounts in these plans for which the trustees do not receive voting instructions will not be voted.

  Statements of your accounts will be provided separately.

---------------------------------------------------------------------------
                PLEASE DETACH AT PERFORATION BEFORE MAILING

SPRINT RETIREMENT SAVINGS PLAN          CENTEL EMPLOYEES' STOCK OWNERSHIP PLAN
SPRINT RETIREMENT SAVINGS PLAN FOR      CENTEL RETIREMENT SAVINGS PLAN FOR
BARGAINING UNIT EMPLOYEES               BARGAINING UNIT EMPLOYEES

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [_]

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. To approve and adopt the Investment Agreement dated as of July 31, 1995, as amended, among Sprint Corporation, France Telecom and Deutsche Telekom AG and the transactions contemplated by the Investment Agreement

                            FOR   AGAINST  ABSTAIN
                            [_]     [_]      [_]


2. To approve and adopt the Charter Amendments and the Bylaw Amendments contemplated by the Investment Agreement.

                            [_]     [_]      [_]


3. To approve and adopt the Control Share Acquisitions Plan and to accord to the shares acquired pursuant to such plan full voting rights.

                            [_]     [_]      [_]

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                PLEASE DETACH AT PERFORATION BEFORE MAILING

                     FIDELITY MANAGEMENT TRUST COMPANY

                     AND FIRSTIER BANK, N.A., TRUSTEES

             P.O. BOX 9107, HINGHAM, MASSACHUSETTS 02043-9107

 VOTING INSTRUCTIONS FOR SPECIAL MEETING OF STOCKHOLDERS OF SPRINT CORPORATION
                            ON JANUARY 12, 1996

  I hereby direct Fidelity Management Trust Company and FirsTier Bank, n.a., either in person or by proxy, to vote all shares of Common Stock of Sprint Corporation (Sprint) which have been allocated to my account(s) under the Sprint Retirement Savings Plan, the Sprint Retirement Savings Plan for Bargaining Unit Employees, the Centel Retirement Savings Plan for Bargaining Unit Employees, and the Centel Employees' Stock Ownership Plan at the Special Meeting of Stockholders to be held January 12, 1996 and any adjournments thereof, in the manner specified on the reverse side, AND IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING:

                                                 Date _____________________

                                                   If you sign and return this
                                                 card in the enclosed envelope
                                                 for receipt by Fidelity
                                                 Management Trust Company by
                                                 January 5, 1996, YOUR SHARES
                                                 WILL BE VOTED AS SPECIFIED ON
                                                 THE REVERSE SIDE, OR IF THIS
                                                 CARD IS SIGNED AND RETURNED
                                                 WITHOUT SPECIFICATIONS, YOUR
                                                 SHARES WILL BE VOTED FOR
                                                 ITEMS 1, 2 AND 3. Your voting
                                                 instructions to the trustees
                                                 are confidential.

                                                 ------------------------------

                                                 Signature

        NOTE: ALL TYPE WITHIN ** DELIMITERS APPEARS AS STRUCK-OUT TEXT.

              ALL TYPE WITHIN ++ DELIMITERS APPEARS AS ITALIC TEXT.